Exhibit 10.1.4

The Consolidated Edison Retirement Plan – Part I

THE

CONSOLIDATED

EDISON

RETIREMENT PLAN

Part I

This plan document, # 320914, was submitted to the IRS in January 2012, and received a favorable determination letter in August 2013. It has since been amended and is now the current updated and Revised Plan Document – Part I as of August 2014.

The Consolidated Edison Retirement Plan – Part I

Subject to the Following Amendments and Clarifications:

•	Clarified on May 2, 2002;

•	Amended December 13, 2001;

•	Amended April 2003 In Accordance with IRS Issuance of Favorable Determination Letter;

•	Amended August 2004 for 2004 Agreement Between Local Union 503 of the International Brotherhood of Electrical Workers, AFLO-CIO and O&R;

•	Amended August 2004 for O&R Management Employees Changes Concurrent with O&R Hourly Employees;

•	Amended August 2004 for the 2004-2008 Collective Bargaining Agreement Between Consolidated Edison Company of New York, Inc. and Local 1-2 of the Utility Workers Union of America, AFL-CIO;

•	Amended July 2004 to Update Factors - O&R Optional Forms;

•	Amended and Restated November 2004 for Miscellaneous Changes;

•	Amended September 2005 for the 2005-2009 Collective Bargaining Contract Between Consolidated Edison Company of New York, Inc. and Local Union No. 3 of the International Brotherhood of Electrical Workers, AFL-CIO;

•	Amended November 2008 In Accordance with the September 23, 2008 IRS Favorable Determination Letter;

•	Restated as of January 31, 2007 in Accordance with Revenue Procedure 2005-66 and Notice 2005-101;

The Consolidated Edison Retirement Plan – Part I

•	The January 2007 Restatement Reflects Changes Under EGTRRA, with Technical Corrections Made by the (i) Job Creation and Worker Assistance Act of 2002 (JCWAA), (ii) the Pension Funding Equity Act of 2004 (PFEA), and (iii) the American Jobs Creation Act of 2004 (AJCA);

•	Amended December 2008 for (i) Domestic Partner Benefits, (ii) Accelerated Vesting for Cash Balance and (iii) 75% QJSA Option;

•	Amended December 2008 for the 2008-2012 Collective Bargaining Contract Between Consolidated Edison Company of New York, Inc. and Local 1-2 of the Utility Workers Union of America, AFL-CIO;

•	Amended December 2008 for a Special Pension Accrual for CECONY Management Employees;

•	Amended in 2011 for Submission to the IRS for a Favorable Determination Letter Under Revenue Procedure 2011-6, Taking Into Account: (i) the Pension Protection Act of 2006 (PPA ‘06), (ii) the U.S. Troop Readiness, Veterans’ Care, Katrina Recovery, and Iraq Accountability Appropriations Act, 2007, (iii) the Heroes Earnings Assistance and Relief Tax Act of 2008 (HEART Act), (iv) the Worker, Retiree, and Employer Recovery Act of 2008 (WRERA), and (v) the Small Business Jobs Act of 2010 (SBJA);

•	Amended December 2012 Taking Into Account the Following: (1) Changes Resulting from Total Rewards; (2) Changes to the Named Fiduciaries Structure; (3) Changes Resulting from the 2012 – 2016 Collective

The Consolidated Edison Retirement Plan – Part I

Bargaining Contract Between Local 1-2 and CECONY; (4) Changes to the Suspension of Benefits Rule; and (5) Administrative and Operational Changes;

•	Amended June 2013 to Correct Prior Language Regarding Cash-Outs;

•	Amended to take into account the requirement of the Jobs and Growth Tax Relief Reconciliation Act of 2003, as requested by the Internal Revenue Service, during its review of the Retirement Plan’s Application for a favorable determination letter

•	Amended October 2013 to Take Into Account the Changes Resulting from the 2013 - 2017 Collective Bargaining Contract Between Local 3 and CECONY Dated August 2014

The Consolidated Edison Retirement Plan – Part I

The Consolidated Edison Retirement Plan – Part I

1.37	CEI Participant	33
1.38	Code	33
1.39	Code Section 415(c)(3) Compensation	33
1.40	Company	36
1.41	Consolidated RPA ’94 Lump Sum Conversion Factors	36
1.42	Credited Service	37
1.43	Disability	37
1.44	Domestic Partner	37
1.45	Effective Date	37
1.46	Eligible Employee	37
1.47	Employee	38
1.48	Employer or Employers	38
1.49	ERISA	38
1.50	Final Average Pay	38
1.51	Final Average Salary	39
1.52	FMLA	40
1.53	Highly Compensated Employee	40
1.54	Hour of Service	40
1.55	IRS Interest Rate	42
1.56	IRS Mortality Table	43
1.57	Layoff	44
1.58	Leased Employee	44
1.59	Limitation Year	45
1.60	Local 1-2	45
1.61	Local 3	45
1.62	Local 503	45
1.63	Lump Sum Based Plan	45
1.64	Lump Sum-Based Benefit Formula	45
1.65	Named Fiduciary(ies)	46
1.66	Non-Suspendible Month	46
1.67	Normal Retirement Age	46
1.68	Normal Retirement Date	46
1.69	O&R	46
1.70	O&R Austerity Period	46
1.71	O&R Early Retirement Date	47
1.72	O&R Employee	47
1.73	O&R Hourly Employee	47
1.74	O&R Hourly Employee-1	47
1.75	O&R Management Employee	47
1.76	O&R Participant	47
1.77	O&R Plan	47
1.78	Parental Leave	47

The Consolidated Edison Retirement Plan – Part I

1.79	Participant	48
1.80	Pension Allowance	48
1.81	Plan	48
1.82	Plan Administrator	48
1.83	Plan Year	48
1.84	Pre-Tax Contribution	48
1.85	Prior Plan or Prior Plans	49
1.86	Rule of 75 Participant	49
1.87	Rule of 85 Participant	49
1.88	Severance	49
1.89	Social Security Retirement Age	49
1.90	Social Security Taxable Wage Base	49
1.91	Spousal Consent	49
1.92	Stability Period	50
1.93	Surviving Domestic Partner	50
1.94	Surviving Spouse	51
1.95	Total Salary	51
1.96	Trustee	52
1.97	Transferred O&R Management Participant	52
1.98	Vesting Service	52
1.99	Year of Accredited Service	52

Article II Participation		53

2.01	Participation Requirements	53
2.02	Events Affecting Participation	54
2.03	Participation Upon Reemployment	54

Article III Service		58

3.01	Vesting Service	58
3.02	Accredited Service	61
3.03	Re-employment of Participant-Suspension of Benefits and Break in Service Rules	64

Article IV Eligibility for and Amount of Benefits		70

4.01	Normal Retirement	70
4.02	Normal Retirement Pension Allowance	70
4.03	Late Retirement	76
4.04	Early Retirement	77
4.05	Vested Terminations Before Attaining Early Retirement	86
4.06	Disability Pension Allowance – CECONY Participants	89
4.07	Disability – O&R Participant and O&R Disability Pension Allowance	90
4.08	Spouse’s Pension	93
4.09	Maximum Benefit Limitation	100

The Consolidated Edison Retirement Plan – Part I

4.10	Transfers and Employment With an Affiliate	110
4.11	Minimum Benefits	113
4.12	Additional Provisions	113

Article V Automatic Form of Payment		114

5.01	Automatic Form of Payment	114
5.02	Optional Forms of Payment	118
5.03	Election of Options	131
5.04	Commencement of Payments	135
5.05	Distribution Limitation	135
5.06	Time and Manner Distributions if Participant Dies Before ASD	137
5.07	Forms of Distribution	138
5.08	Direct Rollover of Certain Distributions	143

Article VI Contributions		145

6.01	Employers’ Contributions	145
6.02	Return of Contributions	145
6.03	Non-Contributory Nature	145

Article VII Administration of Plan		146

7.01	Named Fiduciaries	146
7.02	Duties of Plan Administrator	147
7.03	Meetings	149
7.04	Compensation and Bonding	150
7.05	Establishment of Rules	150
7.06	Prudent Conduct	150
7.07	Actuary	150
7.08	Maintenance of Accounts	151
7.09	Service in More Than One Fiduciary Capacity	151
7.10	Limitation of Liability	151
7.11	Indemnification	151
7.12	Appointment of Investment Manager	152
7.13	Expenses of Administration	152
7.14	Claims and Review Procedures	153

Article VIII Management of Funds		156

8.01	Trustee	156
8.02	Exclusive Benefit Rule	156

Article IX General Provisions		157

9.01	Nonalienation	157
9.02	Conditions of Employment Not Affected by Plan	158
9.03	Facility of Payment	158
9.04	Information	159
9.05	Top-Heavy Provisions	159
9.06	Construction	163
9.07	Prevention of Escheat	163

The Consolidated Edison Retirement Plan – Part I

Article X Amendment, Merger and Termination		165

10.01	Amendment of Plan	165
10.02	Merger, Consolidation, or Transfer	165
10.03	Additional Participating Companies	166
10.04	Termination of Plan	166
10.05	Limitation Concerning Highly-Compensated Employees and Highly-Compensated Former Employees	167

Article XI Cost-Of-Living Adjustments		169

11.01	Eligibility-CECONY Participants	169
11.02	Annual Adjustment-CECONY Participants	169
11.03	Percentage of Adjustment-CECONY Participants	169
11.04	Limitation on Adjustments-CECONY Participants	170
11.05	Index-CECONY Participants	170
11.06	Eligibility and Adjustment-O&R Participants	170
11.07	Eligible Spouse or Contingent Annuitant of O&R Participant	171
11.08	Pension Benefit Adjustment Amount for Spouse or Contingent Annuitant of O&R Participant	172
11.09	Pension Benefit Adjustment for Alternate Payee of an O&R Participant	172

Article XII 401(h) Account		176

12.01	Establishment	176
12.02	Terms and Conditions	176
12.03	Contributions	177
12.04	Use of Assets	177
12.05	Modification, Amendment, and Termination	178
12.06	Allocation of Responsibility for Payment	178

Article XIII Return of Contributions to an O&R Participant		179

13.01	Vested O&R Participant	179
13.02	An O&R Participant Not Vested	179
13.03	Death of O&R Participant	179
13.04	Cessation of Pension Allowance	180

Article XIV Domestic Partner Benefits		181

14.01	Domestic Partner Benefits: In General	181
14.02	Pre–Retirement Domestic Partner Survivor Annuity Coverage	181
14.03	Post-retirement Domestic Partner Survivor Benefit Coverage	182
14.04	Termination of Domestic Partnership	183

The Consolidated Edison Retirement Plan – Part I

Article XV Section 436 Limitations		184

15.01	Limitations Applicable If the Plan’s Adjusted Funding Target Attainment Percentage Is Less Than 80 Percent or If the Plan Sponsor Is In Bankruptcy	184
15.02	Limitations Applicable If the Plan’s AFTAP Is Less Than 60 Percent (or would be less than 60 percent to the extent described in below)	186
15.03	Limitations Applicable If the Plan Sponsor Is In Bankruptcy	187
15.04	Provisions Applicable After Limitations Cease to Apply	187
15.05	Treatment of Plan Amendments That Do Not Take Effect	188
15.06	Interpretation of Provisions	189
15.07	PPA Rules Relating to Funding	189
15.08	Special Definitions	189

The Consolidated Edison Retirement Plan – Part I

THE CONSOLIDATED EDISON RETIREMENT PLAN

INTRODUCTION

Effective August 1, 1975, Consolidated Edison Company of New York, Inc. (“CECONY”) adopted The Consolidated Edison Pension and Benefits Plan (the “Weekly Plan”) to provide retirement benefits to its collectively bargained employees and their eligible Surviving Spouses. Effective January 1, 1983, CECONY adopted The Consolidated Edison Retirement Plan for Management Employees (the “Management Plan”), for employees on the management payroll of CECONY on or after December 31, 1982, to management employees who retired prior to that date and to eligible Surviving Spouses of such management employees. Effective January 1, 1998, Consolidated Edison, Inc. (“CEI”), a holding company, was formed, and CECONY became its wholly-owned subsidiary. In July 1999, CEI acquired Orange and Rockland Utilities, Inc. (“O&R”), which became a wholly-owned subsidiary of CEI.

Effective January 1, 2001, the Weekly Plan was amended and renamed the Consolidated Edison Retirement Plan (the “Plan”) to take into account, among other things, the impact the formation of the new controlled group has on the Plan; namely, that CEI is referred to throughout and serves as the Company, CECONY is the Plan Sponsor and an Employer and certain affiliates are, or will become, Participating Employers. Furthermore, effective January 1, 2001, the Management Plan and the Employees’ Retirement Plan of Orange and Rockland Utilities, Inc. were merged into the Plan as a single plan, as that term is defined in the Internal Revenue Code of 1986, as amended, (the “Code”) Section 414(l).

On April 9, 2003, the IRS issued a favorable determination letter on the Plan taking into account the changes made by the Uruguay Round Amendments Act, Pub. L. 103-465, the Small Business Job Protection Act of 1996. Pub. L. 104-188, the Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353, the Taxpayer Relief Act of 1997, Pub. L. 105-34, the IRS Restructuring and Reform Act of 1998, Pub. L. 105-206, and the Community Renewal Tax Relief Act of 2000, Pub. L. 106-554.

The Consolidated Edison Retirement Plan – Part I

Since the 2003 determination letter, the Plan has been amended, as set forth below. In August, 2004, the Plan was amended to provide for the changes made on account of: (i) the collective bargaining agreement effective June 27, 2004, between CECONY and Local 1-2, Utility Workers Union of America, AFL-CIO (“Local 1-2 2004 CBA”); (ii) the collective bargaining agreement effective June 1, 2004, between O&R and Local 503, International Brotherhood of Electrical Workers, AFL-CIO (“Local 503 2004 CBA”); (iii) changes made to the benefit structure for O&R Management Employees that are concurrent with the changes made to the O&R Hourly Employees; and (v) changes to the factors used by O&R to determine actuarial equivalents for optional forms of benefits.

There are two changes resulting from the Local 1-2 2004 CBA. Effective for retirements after June 27, 2004, the definition of “Final Average Pay” changed from a 5-year to a 4-year high. Second, a CECONY Weekly Participant who is hired on or after June 27, 2004 (“CECONY Weekly Participant-1”) has as his or her normal form of pension allowance a single life annuity and all other forms of benefits are the actuarial equivalent of the single life annuity. CECONY does not subsidize the qualified joint and survivor annuities or the qualified pre-retirement survivor annuity for the CECONY Weekly Participant-1.

There are three changes resulting from the Local 503 2004 CBA. First, effective January 1, 2005, the pivot year will change from 1998 to January 1, 2000 and effective January 1, 2008, the pivot year will change from 2000 to 2003. Second, effective January 1, 2005, for those pensions that begin after age 60 and end at age 62 the supplemental monthly payment of $600 will be increased to $800. Third, an O&R hourly employee hired on and after January 1, 2005 (“O&R Hourly Participant-1”) will not be entitled to a pension benefit adjustment.

The Plan also was amended to provide that for retirements on and after January 1, 2005, the definition of Final Average Pay for CECONY Management Participants will change from a 60-month high to a 48-month high.

The Consolidated Edison Retirement Plan – Part I

The Plan was amended, effective March 28, 2005, in accordance with Section 401(a)(31)(B)(i) of the Internal Revenue Code (“Code”) added as part of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). The required amendment reduces involuntary distributions from $5,000 to $1,000 of those vested accrued benefits.

The Plan was amended, effective June 26, 2005, to take into account four changes resulting from the 2005 –2009 Collective Bargaining Contract between Consolidated Edison Company of New York, Inc. and Local Union No. 3 of the International Brotherhood of Electrical Workers, AFL-CIO (“Local 3 2005 CBA”). First, effective June 26, 2005, for each CECONY weekly Local 3 employee who was on the payroll as of June 25, 2005, the definition of “Final Average Pay” will change from a 5 –year to a 4 –year high. Second, effective June 26, 2005, a CECONY weekly local 3 employee hired on or after June 26, 2005, (“CECONY Local 3 Employee-1”) will have as his or her normal form of pension allowance a single life annuity and all other forms of benefits will be the actuarial equivalent of the single life annuity. CECONY will no longer subsidize the qualified joint and survivor annuities or the qualified pre-retirement survivor annuity for CECONY Local 3 Employee-1. Third, effective June 26, 2006, a CECONY Local 3 Employee –1 will be eligible for an unreduced early retirement pension allowance benefit at age 59 with 30 years of service or age 60 with 15 years of Accredited service. And, fourth, the pension allowance for a CECONY Local 3 Employee–1 will not be eligible for a cost of living adjustment.

The Plan was amended to take into account the changes made by EGTRRA, as such changes were effective as of January 1, 2002, and subsequent legislation and regulations up to and including those with effective dates on and after January 1, 2007. These Plan amendments supersede any provisions to the extent those provisions are inconsistent with the provisions of this Plan amendment.

The Consolidated Edison Retirement Plan – Part I

On January 30, 2007, in accordance with Revenue Procedure 2055-66, the Plan was submitted to the IRS for a favorable determination letter. The submission took into account the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 and other items identified on the 2005 Cumulative List of Changes in Plan Qualification Requirements.

On September 23, 2008, the IRS issued a favorable determination letter on the Plan (“2008 Determination Letter”). The 2008 Determination Letter considered the 2005 Cumulative List of Changes in Plan Qualification. The 2008 Determination Letter favorably applied to the proposed amendments submitted to the IRS in February 2007 and July 2008 (“Proposed Amendments”). The Plan includes the requirements set forth in the 2008 Determination Letter including the Proposed Amendments.

Effective January 1, 2008, the Plan was amended to provide that survivor pension benefits are available to a Participant who has a same sex domestic partner (“Same Sex Domestic Partner Survivor Benefits”). The Participant’s domestic partner must meet certain criteria (“Domestic Partner”) established by the Plan Administrator. The electing Participant bears the costs of providing the Same Sex Domestic Partner Survivor Benefit.

Effective January 1, 2008, the Plan was also amended to change the vesting schedule for CEI Participants and all other Participants covered by the cash balance formula. Effective January 1, 2008, actively employed Participants who are covered by the cash balance formula and have an Hour of Service on or after January 1, 2008, will become 100% vested after three years of Vesting Service. The Plan was also amended to include a statutory mandated 75% qualified joint and survivor annuity.

The Consolidated Edison Retirement Plan – Part I

The Plan was amended, effective July 1, 2008, to take into account the change resulting from the 2008-2012 collective bargaining contract between Consolidated Edison Company of New York, Inc. and Local Union No. 1-2 of the Utility Workers Union of America, AFL-CIO. Effective July 1, 2008, each Local 1-2 Participant who meets certain age and service requirements and continues in active employment will be entitled to earn a special pension accrual during the designated period.

The Plan was amended, effective January 1, 2009, to provide that a CECONY Management Participant who meets certain age and service requirements will be entitled to earn a special pension accrual during a designated period. Also, in December 2008, the IRS issued Notice 2008-108, the 2008 Cumulative List of Changes in Plan Qualification. The 2008 Determination Letter reflects law changes under the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), Pub. L. 107—16 (with technical corrections made by the Job Creation and Worker Assistance Act of 2002 (JCWAA)), Pub. L. 104—147, the Pension Funding Equity Act of 2004 (PFEA), Pub. L. 108—218, the American Jobs Creation Act of 2004 (AJCA), Pub. L. 108—357, the Katrina Emergency Tax Relief Act of 2005 (KETRA), Pub. L. 109—73, the Gulf Opportunity Zone Act of 2005 (GOZA), Pub. L. 109—135, the Pension Protection Act of 2006 (PPA ‘06), Pub. L. 109—280, and the U.S. Troop Readiness, Veterans’ Care, Katrina Recovery, and Iraq Accountability Appropriations Act, 2007, Pub. L. 110—28. As of October 2009, the Retirement Plan was amended to take into account those changes required in the 2008 Cumulative List of Changes in Plan Qualification that were not yet included in the document.

On April 21, 2009, the Public Service Commission of New York State issued an “Order Setting Rates” reflecting a proposed downward adjustment to the revenue requirement of CECONY amounting to $60 million (“April ’09 Austerity Order”). In response to the April ‘09 Austerity Order, CECONY adopted

The Consolidated Edison Retirement Plan – Part I

certain austerity measures, including a temporary salary reduction for CECONY management employees in salary bands three and above, including employees in band numbers 63 up to and including 66, as well as officers (“CECONY Austerity Affected Participants”). CECONY decided that the temporary salary reductions should not have an adverse effect on the long-term pension allowances of CECONY Austerity Affected Participants. Without the Austerity Retirement Plan Amendment, CECONY feared unanticipated and unexpected increases in retirements by CECONY Austerity Affected Participants.

Also, on May 15, 2009, the PSC issued an order (“May ’09 Austerity Order”) directing each major electric and gas utility in New York to examine its capital expenditures, operation and maintenance expenses, and any other areas over which the utility may have discretion in order to identify costs that may be reduced without impairing the ability to provide safe and adequate service. Pursuant to the May ’09 Austerity Order, O&R adopted certain Austerity Measures, including: (i) a temporary salary freeze for O&R officers and management employees through June 30, 2010, and (ii) certain amendments that would apply to O&R officers and management employees participating in the Retirement Plan (“O&R Austerity Affected Participants”).

The Plan was amended, July 1, 2009, with various effective dates, to take into account the changes resulting from the collective bargaining agreement effective June 1, 2009, between O&R and Local 503. First, effective January 1, 2011, for an O&R Hourly Participant who retires on or after January 1, 2011, the pivot year will change from January 1, 2000, to January 1, 2003. Second, effective January 1, 2014, for an O&R Hourly Participant who retires on or after January 1, 2014, the pivot year will change from January 1, 2003, to January 1, 2006. Third, effective January 1, 2011, each O&R Hourly Participant who begins his or her Pension Allowance on or after age 60 will receive a supplemental monthly payment of $900 - increased from $800 – per month for each month before age 62. Fourth, each O&R hourly employee hired on and after January 1, 2010, will be covered under the cash balance formula.

The Consolidated Edison Retirement Plan – Part I

The Plan was amended, effective June 27, 2009, to take into account two changes resulting from the 2009 –2013 Collective Bargaining Contract between CECONY and Local 3. First, effective June 27, 2009, each CECONY Weekly Local 3 employee who was on the payroll as of June 26, 2009, will be eligible for an unreduced early retirement pension allowance benefit at age 55 (lowered from age 59) and 30 years of Accredited Service. Second, each CECONY Weekly Local 3 employee hired on and after January 1, 2010, will be covered under the cash balance formula.

The Plan was amended, effective January 1, 2011, to change the pivot year from January 1, 2000, to January 1, 2003, for an O&R Management Participant who retires on or after January 1, 2011. Also, effective January 1, 2011, each O&R Management Participant who begins his or her Pension Allowance on or after age 60 will receive a supplemental monthly payment of $900 - increased from $800 – per month for each month before age 62.

Internal Revenue Code § 401(a)(37), added by the HEART Act, requires the Retirement Plan to provide that the survivors of a Participant who dies on or after January 1, 2007, while performing qualified military service, be entitled to any additional benefits, —other than benefit accruals relating to the period of qualified military service,—that would have been provided under the Retirement Plan had the Participant resumed employment and then terminated employment on account of death. Currently, the Retirement Plan provides that an employee reemployed under Uniformed Services Employment Reemployment Recovery Act (USERRA) is treated as not having incurred a break in service because of the period of qualified military service and the employee’s qualified military service is treated as service with the employer for vesting and benefit accrual purposes.

The Consolidated Edison Retirement Plan – Part I

Effective January 1, 2010, the Retirement Plan is amended to take into account the adoption of the same cash balance formula covering management employees hired on and after January 1, 2001 for Local 503 members hired on and after January 1, 2010, by O&R and Local 3 members hired on and after January 1, 2010, by CECONY, both as negotiated and agreed upon during collective bargaining negotiations. Additionally, the Retirement Plan is amended to take into account the change from age 59 to age 55 for Local 3 Participants who were or are hired on and after June 26, 2005 and on and before December 31, 2009 by CECONY and who are eligible for an unreduced early retirement pension allowance, as agreed upon during collective bargaining negotiations between CECONY and Local 3.

In accordance with Internal Revenue Code § 401(a)(37), the Retirement Plan is being amended to provide vesting credit –but not benefit accrual service credit —for the period of the deceased Participant’s period of qualified military service.

In accordance with Revenue Procedure 2011-6, 2011-1 I.R.B. 195, the Plan was amended, restated, and submitted to the IRS for a favorable determination letter taking into account the Heroes Earnings Assistance and Relief Tax Act of 2008 (HEART Act), Pub. L. 110-245, the Worker, Retiree, and Employer Recovery Act of 2008 (WRERA), Pub. L. 110-458, and the Small Business Jobs Act of 2010 (SBJA), Pub. L. 111-240. Additionally, as part of the restatement submission, Part II (a) was updated solely to eliminate from the current document actuarial tables that no longer apply.

On August 30, 2013, the Plan received a favorable determination letter which will expire on January 31, 2017. The letter considered the 2010 Cumulative List of Changes in Plan Qualification Requirements.

The Consolidated Edison Retirement Plan – Part I

Since the date – January 2012 – that the Plan was submitted to the IRS for a favorable determination letter, the Plan has been amended as follows:

1. In June 2013, the Internal Revenue Service Agent requested a plan amendment taking into account a change to the definition and determination of “key employee,” for purposes of top-heavy status. The Plan was amended to address the change.

2. In February 2012, the Boards upon having adopted recommendations from Mary Adamo, Vice President, Human Resources, the Retirement Plan was amended to take into account changes: to the early retirement age for certain CECONY Management Participants and O&R Management Participants; the elimination of the subsidized 50% joint and survivor benefit for certain CECONY Management Participants; and a change in the structure of the Named Fiduciaries.

3. As a result of the July 2012 collective bargaining negotiations between Local 1-2 and CECONY, the Retirement Plan was amended to provide that employees who are hired, rehired, or transferred, on or after July 1, 2012, into a Local 1-2 title, will have their pension benefits calculated under the cash balance formula.

4. Also, on June 30, 2012, the Plan Administrator adopted a change, effective July 1, 2013, to the Suspension of Benefits Rule and other administrative and/or operational changes that are not material, and promote further efficiencies and uniformity in plan administration.

5. As a result of the June 2013 collective bargaining negotiations between Local 3 and CECONY, the Retirement Plan was amended to adopt a “Pension Choice” temporary program during which certain existing Local 3 members will have a choice between continuing their participation in the Retirement Plan for their pension benefits or transferring out of the Retirement Plan and earning future pension benefits under a new Defined Contribution Pension Formula. The Pension Choice program will also be extended to newly hired Local 3 members who will be given a choice to earn their pension benefits

The Consolidated Edison Retirement Plan – Part I

(1) under the Cash Balance Pension Formula of the Retirement Plan or (2) under the new Defined Contribution Pension Formula. Additionally, the Retirement Plan is being amended to make as the normal form of pension benefit for benefits accruing after June 30, 2014, a non-subsidized joint and 50% survivor annuity for certain CECONY Weekly Participants.

Except as otherwise specifically provided herein, the rights and benefits of any Participant who retires or whose employment is terminated are determined in accordance with the provisions of the Plan as in effect and operative at the time of such retirement or termination. However, special rules may apply in the event a Participant experiences a rehire, a transfer, or a break in service employment.

The Consolidated Edison Retirement Plan – Part I

Article I

Definitions

1.01 Accredited Service means service recognized for purposes of computing the amount of any Pension Allowance and is determined as provided in Section 3.02.

1.02 Accumulated Benefit means a CEI Participant’s Pension Allowance at any date and accrued to that date.

1.03 Accumulated Contributions means the sum of an O&R Participant’s contributions to the O&R Plan plus interest at the rate per annum, compounded annually, of 2 1⁄2 per centum prior to January 1, 1963; 3 per centum after December 31, 1962, and prior to January 1, 1976; 5 per centum after December 31, 1975, and prior to January 1, 1981; 6 per centum after December 31, 1980, and prior to January 1, 1986; 7 per centum after December 31, 1985, and prior to January 1, 1988, and after December 31, 1987, the interest rate determined pursuant to the provisions of Code Section 411(c)(2)(C) as in effect from time to time thereafter.

1.04 Actuarial Equivalent means equivalent value determined on the basis of the applicable factors set forth in

a. Appendix A, Sub appendix A-1 for CECONY Participants,

b. Appendix A, Sub appendix A-2 for O&R Participants,

c. Appendix A, Sub appendix A-3 for CEI Participants, except as otherwise specified in the Retirement Plan, and

d. Effective January 1, 2008, Appendix A, Sub appendix A-4 for Domestic Partner Benefits including a Pre-retirement Domestic Partner Survivor Annuity and a Post–retirement Domestic Partner Survivor Annuity Benefit.

The Consolidated Edison Retirement Plan – Part I

1.05 Adjusted IRS Interest Rate means, before January 1, 2009, for a CECONY Participant, the rate of interest, used in conjunction with the IRS Interest Rate in the calculation of the present value of benefits, to take account the prospective cost-of-living adjustments which shall be determined by:

a. dividing the IRS Interest Rate, as determined for a Participant’s Annuity Starting Date, by 100;

b. adding 1.0000 to the amount determined under (a);

c. dividing the amount determined in (b) by the lesser of (x) the sum of (A) 0.9694, plus (B) the product of 0.7194 and the amount determined in (a), or (y) 1.0300;

d. subtracting 1.0000 from the amount determined in (c); and

e. multiplying the amount determined in (d) by 100, provided, however, that in no event shall the Adjusted IRS Interest Rate exceed the IRS Interest Rate as of any date of determination.

Effective for determining a CECONY Participant’s present value of benefits on and after January 1, 2009, the Adjusted IRS Interest Rate means the rate of interest used in conjunction with the IRS Interest Rate in the calculation of the present value of benefits. The adjustment to the IRS Interest Rate is made to reflect the prospective cost of living adjustments, pursuant to section 11.02, and is determined in the following manner:

f. First, the annual percentage change in Consumer Price Index, All Urban Consumers - US City Average (“CPI-U”) is measured in October of each year. The period begins on October 1st of the prior year and ends September 30th of the current year. Each of the past ten annual periods is compiled.

g. Second, to the extent that any of the annual percentage changes in (a) are/were greater than 4%, the change for that annual period is limited to 4%.

The Consolidated Edison Retirement Plan – Part I

h. Third, the 10 annual periods, after an adjustment, if necessary under (b), are multiplied together to determine the cumulative 10-year impact of the CPI-U Index.

i. Fourth, the cumulative impact calculated in (c) is annualized so that the resulting number, multiplied by itself 10 times will result in the cumulative impact calculated in (c).

j. Fifth, the assumed automatic cost-of-living adjustment is 75% of the average CPI in the fourth step (d) rounded to the nearest ..001. The results of the first to the fourth steps are done without any rounding.

k. Fifth, the annualized number from (d) is the CPI used to adjust the IRS Interest Rate segments published monthly for use during the following calendar year (January to December).

l. The Adjusted Interest Rate is determined by dividing the IRS Interest Rate for each segment by the adjustment determined in the fifth step in (e). This step can be expressed by the formula: (1+ IRS Segment Rate) / (1+ Adjustment) -1.

1.06 Affiliate means any company which is a member of a controlled group of corporations (as defined in Code Section 414(b)), which also includes as a member the Company, any trade or business under common control (as defined in Code Section 414(c)), with the Company, any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)), which includes the Company, and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o). Notwithstanding the foregoing sentence, for purposes of determining the Maximum Benefit Limitation, the definitions in Code Sections 414(b) and (c) shall be modified as provided in Code Section 415(h).

The Consolidated Edison Retirement Plan – Part I

1.07 Annual Basic Straight-Time Compensation means:

a. for a CECONY Weekly Employee, his or her regular stated rate of pay in his or her last pay period in each calendar year, determined prior to any Pre-Tax Contributions, on which overtime and other premium payments are based, and, except as set forth in the definition of Final Average Pay, does not include premium, overtime payments, or similar payments. In the case of an hourly-paid CECONY Weekly Employee, Annual Basic Straight-Time Compensation will be determined by multiplying the CECONY Weekly Employee’s hourly rate by his or her regular weekly schedule of hours multiplied by fifty-two (52); and

b. effective as of January 1, 2001, for a CECONY Management Participant, a CEI Participant and a CECONY Transferred Participant, his or her regular stated annual rate of salary in his or her last pay period in each calendar year, determined prior to any Pre-Tax Contributions, excluding premium pay, overtime pay, payments under deferred compensation, incentive, or other employer benefit or compensation plans, and all other forms of special pay. For a CEI Participant, his or her regular stated annual rate of salary is determined on the last pay period in each calendar quarter (and not on the last pay period in each calendar year). If a CEI Participant is covered by a collective bargaining agreement, his or her Annual Basic Straight Time Compensation means his or her hourly rate of pay at the end of each calendar quarter times 520 hours.

c. If a CEI Participant’s Annual Basic Straight Time Compensation includes a shift differential that is included in his or her rate of pay, the shift differential is included in Annual Basic Straight Time Compensation. For a CEI Participant who is a member of Local 3, Annual Basic Straight Time Compensation includes one hundred percent (100%) of the aggregate amount of his or her pay attributable exclusively to Sunday premium pay and night shift and midnight shift differential premium pay during a calendar year.

The Consolidated Edison Retirement Plan – Part I

d. Because of the Austerity Measures and only during the CECONY Austerity Period, for a CECONY Austerity Affected Participant, Annual Basic Straight –Time Compensation is his or her regular stated annual rate of salary determined on either (i) the last pay period in calendar year 2009 or, if greater, (ii) at the end of June 2009. If the June 2009 salary rate is higher than a later salary rate, the June 2009 salary rate will be taken into account only if it is higher on account of Austerity Measures.

e. Because of the Austerity Measures and only during the CECONY Austerity Period, for a CEI Participant who is a CECONY Austerity Affected Participant, Annual Basic Straight-Time Compensation is his or her regular stated annual rate of salary determined on either (i) the last pay period in each calendar quarter or, if greater, (ii) in the last pay period of June 2009. If the June 2009 salary rate is higher than the salary rate at the end of a later calendar quarter, the June 2009 salary rate will be taken into account only if it is higher on account of Austerity Measures.

f. Because of the Austerity Measures and only during the O&R Austerity Period, for a CEI Participant who is an O&R Management Employee of O&R, Annual Basic Straight-Time Compensation in the first two calendar quarters of 2010 is the salary rate he or she would have received but for the Austerity Measures. If the CEI Participant is an O&R Management Employee and, at the end of the Austerity Period, receives an increase in his or her salary rate, the increased rate will be deemed to have occurred in January 2010 or April 2010, or when it would have otherwise occurred but for the Austerity Measures.

g. Effective January 1, 2010, Annual Compensation for a CEI Participant who is an O&R Hourly Employee means his or her Annual Rate of Compensation.

The Consolidated Edison Retirement Plan – Part I

1.08 Annual Compensation means:

a. for a CECONY Weekly Employee, his or her Annual Basic Straight-Time Compensation;

b. for a CECONY Management Participant and a CECONY Transferred Participant, for Plan Years commencing prior to January 1, 1999, his or her Annual Basic Straight-Time Compensation;

c. for a CECONY Management Participant, a CECONY Transferred Participant, and a CEI Participant, for Plan Years commencing on and after January 1, 1999, the sum of his or her Annual Basic Straight-Time Compensation and Annual Variable Pay Award;

d. for an O&R Management Employee, his or her Annual O&R Management Compensation; and

e. for an O&R Hourly Employee, his or her Annual Rate of Compensation.

Beginning for Plan Years on and after December 31, 1997 up to and including Plan Year 1999, Annual Compensation will not exceed $160,000. Annual Compensation will not exceed $170,000 for 2000 and 2001. Beginning for Plan Years on and after 2002, Annual Compensation will not exceed $200,000 as adjusted from time to time in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to Annual Compensation for the determination period that begins with or within the calendar year. Effective January 1, 1997, the compensation limit shall be applied without regard to the family aggregation provisions of Code Section 414(q)(6), as in effect prior to the amendment by the Small Business Job Protection Act of 1996, in determining benefit accruals for Plan Years beginning on and after January 1, 1997, and, to the extent permissible under the IRS rules or regulations, for any earlier Plan Year.

1.09 Annual O&R Management Compensation means the regular remuneration paid to an O&R Management Employee on the basis of his or her

The Consolidated Edison Retirement Plan – Part I

regular workweek, determined prior to any Pre-Tax Contributions, plus any awards paid to an O&R Management Employee after January 1, 1997, under the Orange and Rockland Utilities, Inc. Annual Team Incentive Plan (“ATIP”) (such ATIP awards shall be credited to Annual O&R Management Compensation in the year in which paid). Annual O&R Management Compensation excludes any bonuses (other than ATIP awards), overtime, other special pay and O&R’s cost for any public or private employee benefit plan including the Retirement Plan. An O&R Management Employee receiving credit for Vesting Service and Credited Service on the basis of receipt of long-term disability benefits under a plan sponsored by O&R shall be credited with Annual O&R Management Compensation for that period at the same rate he or she had been receiving when last actively at work.

Notwithstanding anything to the contrary in this definition, ATIP awards will be considered as Annual O&R Management Compensation only if paid in a year in which the O&R Management Employee is on the active payroll of the Company or an Affiliate. Also, if the final day on which an O&R Management Employee is on the active payroll is prior to the ATIP award payment date in the year which contains such final day on the active payroll, the ATIP award paid to such O&R Management Employee in such year shall be deemed to have been received during his or her Credited Service for the purpose of determining his or her Pension Allowance. When determining an O&R Management Employee’s rate of Annual O&R Management Compensation as of a particular date, for the purpose of determining his or her deemed Annual O&R Management Compensation, during a period of deemed Credited Service, the ATIP component of that Annual O&R Management Compensation rate shall be based upon the ATIP award paid to the O&R Management Employee in the year which contains the last date on which such O&R Management Employee is on the active payroll of the Company or an Affiliate.

The Consolidated Edison Retirement Plan – Part I

Because of the Austerity Measures and only during the O&R Austerity Period, for an O&R Management Participant, Annual O&R Management Compensation means his or her regular remuneration except that, if and when an Affected O&R Management Participant receives a salary increase, he or she will be treated as if the salary was increased in January 2010 or April 2010, when it would have otherwise occurred but for the Austerity Measures. The result is that the O&R Management Participant’s Annual O&R Management Compensation for 2010 will not be his or her regular remuneration but his or her regular remuneration plus the amount of the increase, if any, taken into account earlier than the date actually received in 2010.

1.10 Annual Rate of Compensation means, for an O&R Hourly Employee paid at an hourly or weekly rate, the regular remuneration paid to an O&R Hourly Employee on the basis of his or her regular workweek, determined prior to any Pre-Tax Contributions, and excluding any bonuses, overtime, or special pay, O&R’s cost for any public or private employee benefit Retirement plan including the Retirement Plan, for the last regular work week immediately preceding the date the Annual Rate of Compensation is being computed multiplied by 52. An O&R Hourly Employee receiving credit for Vesting Service and Credited Service on the basis of receipt of long-term disability benefits under the plan of such benefits sponsored by O&R shall be credited with Annual O&R Hourly Compensation for that period at the same rate he or she had been receiving when last actively at work.

1.11 Annual Variable Pay Award means the amount awarded, if any, to a Participant in a Plan Year under CECONY’s variable pay compensation plan or O&R’s ATIP. For an Employer other than CECONY or O&R, Annual Variable Pay Award means the amount awarded, if any, to a Participant in a Plan Year under that Employer’s short-term incentive compensation plan that has been approved by the Plan Administrator. Approval by the Plan Administrator of any short-term

The Consolidated Edison Retirement Plan – Part I

incentive compensation plan is on a prospective basis. Effective November 15, 2001, the amount of any award to be counted under this Retirement Plan for a CECONY Participant or a CEI Participant shall not exceed 25% of the Participant’s rate of base annual salary or pay in effect as of January 1 of the Plan Year in which the award is made. Any awards under a long-term incentive compensation plan shall not be includible in any Annual Variable Pay Award. Commissions paid by an Employer also shall be considered to have been awarded pursuant to a short-term incentive compensation plan and shall be subject to the overall aggregate limit of 25% of base annual salary (exclusive of commissions).

1.12 Annuity Starting Date or ASD means, unless the Plan expressly provides otherwise, the first day of the first period in or for which an amount is due as an annuity or any other form.

1.13 Approved Leave of Absence means, for an O&R Employee, an absence from employment, granted to and approved by O&R in a uniform and non-discriminatory manner; it also means an absence for service in the Armed Forces or other governmental agency, provided that, and only so long as, reemployment rights are protected by law.

1.14 Austerity Measures mean for CECONY, certain measures taken in response to the April ‘09 Austerity Order, including a temporary salary reduction for CECONY Management Employees in salary bands three and above as well as officers. Austerity Measures means, for O&R, certain measures taken in response to the May ‘09 Austerity Order, including a temporary salary freeze for O&R Management Employees as well as officers.

1.15 Beneficiary means the person, persons, or entity named by a Participant by written designation filed with the Plan Administrator to receive payments after the Participant’s death.

The Consolidated Edison Retirement Plan – Part I

1.16 Board means the Board of Trustees of CECONY, as from time to time constituted, or its delegate.

1.17 Break in Service means a Plan Year in which an Employee completes 500 or fewer Hours of Service.

1.18 Cash Balance Account means a hypothetical bookkeeping account to which is credited the allocations and interest credits on behalf of a CEI Participant pursuant to Article IV.

1.19 Cash Balance Accrued Benefit means the Cash Balance Account, as of any determination date, projected to Normal Retirement Date at the “applicable interest rate,” as defined in this paragraph, and payable at Normal Retirement Date in the form of a single life annuity for the life of the CEI Participant. The amount of the single life annuity will be determined using the IRS Interest Rate and IRS Mortality Table. The “applicable interest rate” will be equal to four times the interest rate taken into account pursuant to Section 4.02(b)(2), called “Interest Credits to Cash Balance Account,” in the determination of interest credits allocated to the Participant’s Cash Balance Account for the quarter that includes the date of determination. Beginning on January 1, 2012, the Cash Balance Accrued Benefit may be referred to as the Accumulated Benefit, as defined in Treasury Regulation, Section 1.411(a).

1.20 Cash Balance Single Sum Payment means a lump sum payment in the amount of the Participant’s Cash Balance Account at the Participant’s Annuity Starting Date, or, effective January 1, 2012, the Participant’s Accumulated Benefit.

1.21 Cash Out means a lump sum distribution of the Actuarial Equivalent of 100% of the Participant’s nonforfeitable accrued Pension Allowance. The Cash Out does not apply to a CEI Participant who elects a Cash Balance Single Sum Payment.

The Consolidated Edison Retirement Plan – Part I

1.22 CECONY means the Consolidated Edison Company of New York, Inc., and any successor by merger, purchase or otherwise.

1.23 CECONY Austerity Affected Participant means a CECONY management employee in salary bands three and above, including employees in band numbers 63 up to and including 66, as well as officers.

1.24 CECONY Austerity Period means the period that begins on July 1, 2009 and ends on June 30, 2010.

1.25 CECONY Local 3 Employee –1 means a CECONY Weekly Employee who is a member of Local 3 and hired on or after June 26, 2005.

1.26 CECONY Management Participant means (i) a Participant who was in the CECONY Management Plan on or before December 31, 2000; (ii) a “transferred O&R Management Participant,” as defined in Appendix C, who by the terms and operation of Appendix C, becomes a CECONY Management Participant and is not covered under the cash balance formula; (iii) and an Affected IP Employee (as defined in Appendix J) hired on or after January 1, 2001, on the management payroll of CECONY and who, but for this provision, would have been a CEI Participant. Unless otherwise explicitly set forth, reference to a “CECONY Management Participant” includes a CECONY Management Participant who has not attained age 50 on or before January 1, 2013 (hereinafter a “CECONY Management Participant Tier 1”).

Effective January 1, 2013, a CECONY Management Participant Tier 1 is distinguished from a CECONY Management Participant in two ways: (1) in determining his or her Early Retirement Pension Allowance, and (2) in calculating his or her Pension Allowance if that Allowance is taken in form of a surviving spousal benefit.

The Consolidated Edison Retirement Plan – Part I

1.27 CECONY Management Plan means the Consolidated Edison Retirement Plan for Management Employees, as in effect on December 31, 2000.

1.28 CECONY Participant means a CECONY Weekly Participant, a CECONY Management Participant and a CECONY Transferred Participant. CECONY Participant also means a former employee and/or retiree of CECONY who, as of December 31, 2000, had a vested right to a Pension Allowance from the CECONY Management Plan or the CECONY Weekly Plan. A CECONY Participant does not include a CEI Participant.

1.29 CECONY Retiree Health Program means The Consolidated Edison Retiree Health Program.

1.30 CECONY Transferred Participant means a CECONY Management Participant who transfers directly, without a break in employment, from the payroll of CECONY to the payroll of O&R, a CEI Affiliate, or another Employer.

1.31 CECONY Weekly Employee means an Eligible Employee employed by and on the weekly payroll of CECONY who is a member of Local 1-2, or a member of Local 3. In all cases other than those cases explicitly set forth otherwise, reference to a “CECONY Weekly Employee” includes a CECONY Weekly Employee-1 and a CECONY Local 3 Employee-1.

A CECONY Weekly Participant does not include an employee hired, rehired (except a former employee member of the Local 1-2 bargaining unit covered under the final average pay formula and who deferred receipt of a pension benefit), or transferred (except for an employee who transferred back into the Local 1-2 bargaining unit and who was previously covered by the final average pay formula) into Local 1-2 on or after July 1, 2012. An employee hired, rehired, or transferred into Local 1-2 on or after July 1, 2012 (and not falling within the exceptions above) is covered by the cash balance formula and therefore classified in the Retirement Plan as a CEI Participant.

The Consolidated Edison Retirement Plan – Part I

1.32 CECONY Weekly Employee-1 means a CECONY Weekly Employee who is a member of Local 1-2 Weekly and hired on and after June 27, 2004.

1.33 CECONY Weekly Participant means a CECONY Weekly Employee who was a Participant in the CECONY Weekly Plan or becomes a Participant in this Retirement Plan. A CECONY Weekly Participant does not include a member of Local 3 hired on or after January 1, 2010, unless otherwise specifically stated. A member of Local 3 hired on or after January 1, 2010, as a CECONY Weekly Employee is covered by the cash balance formula and therefore classified in the Retirement Plan as a CEI Participant.

1.34 CECONY Weekly Participant-1 means a CECONY Weekly Employee-1 and a CECONY Local 3 Employee-1, who participates in the Retirement Plan.

1.35 CECONY Weekly Plan means the Consolidated Edison Pension and Benefits Retirement Plan as in effect on December 31, 2000.

1.36 CEI Affiliate or CEI Affiliates means one or more than one, of the Affiliates of CEI, including, as of January 1, 2011, Consolidated Edison Solutions, Inc. (“CES”); Consolidated Edison Energy, Inc. (“CEE”); and Consolidated Edison Development, Inc. (“CED”); provided, however, that from time to time, as a result of corporate transactions or otherwise, one or more of the CEI Affiliates may no longer be an Affiliate. Only an Affiliate or an Employee of an Affiliate is permitted to participate in the Plan.

Effective as of January 1, 2004, a CEI Affiliate includes Competitive Shared Services (“CSS”). Beginning July 2004, a CEI Affiliate will be only the current CEI Affiliates and, thereafter, those entities referred to in the Appendices. Effective January 1, 2010, a CEI Affiliate is an Affiliate that has affirmatively adopted the Plan and has been affirmatively approved by the Board of Trustees or Board as a Participating Employer.

The Consolidated Edison Retirement Plan – Part I

1.37 CEI Participant means an Eligible Employee of CECONY or O&R who is on the management payroll and hired on or after January 1, 2001. A CEI Participant is not an Affected IP Employee (as defined in Appendix J). CEI Participant also means an Eligible Employee of a CEI Affiliate for whom the CEI Affiliate has elected to extend and CECONY has approved the participation in the Retirement Plan, as set forth in Appendix B. CEI Participant also means an Eligible Employee of an Affiliate that becomes an Employer on or after January 1, 2001, and for whom such Employer, with the consent of CECONY, extends participation.

A CEI Participant also means an O&R Hourly Employee hired on or after January 1, 2010, and a CECONY Weekly Employee who is a member of Local 3 and hired on or after January 1, 2010.

A CEI Participant also means an employee who is hired, rehired (except a former employee member of the Local 1-2 bargaining unit covered under the final average pay formula and who deferred receipt of a pension benefit), or transferred (except for an employee who transferred back into Local 1-2 bargaining unit and who was previously covered by the final average pay formula) into Local 1-2 on or after July 1, 2012.

1.38 Code means the Internal Revenue Code of 1986, as amended from time to time.

1.39 Code Section 415(c)(3) Compensation means the inclusion of the Employee’s wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment, with the employer maintaining the Plan, to the extent that the amounts are includible in gross income.

Code Section 415(c)(3) Compensation includes amounts that would have been received and includible in gross income but for an election under section 125(a),

The Consolidated Edison Retirement Plan – Part I

132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b). Compensation includes, but is not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in § 1.62-2(c).

Code Section 415(c)(3) Compensation includes amounts described in section 104(a)(3), 105(a), or 105(h), but only to the extent that these amounts are includible in the gross income of the Employee.

Code Section 415(c)(3) Compensation includes amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Employee.

Code Section 415(c)(3) Compensation includes the value of a nonstatutory option granted to an Employee, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted.

Code Section 415(c)(3) Compensation includes amounts includible in the gross income of an Employee upon making the election described in section 83(b).

Code Section 415(c)(3) Compensation includes amounts that are includible in the gross income of an Employee under the rules of section 409A or section 457(f)(1)(A) or because the amounts are constructively received by the Employee.

Code Section 415(c)(3) Compensation does not include contributions (other than elective contributions described in section 402(e)(3), section 408(k)(6), section 408(p)(2)(A)(i), or section 457(b)) made by the Employer to a plan of deferred compensation to the extent that the contributions are not includible in the gross income of the Employee for the taxable year in which contributed to the extent such contributions are not includible in the Employee’s gross income for the taxable year in which contributed.

The Consolidated Edison Retirement Plan – Part I

Code Section 415(c)(3) Compensation does not include any distributions from a plan of deferred compensation, whether or not qualified, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

Code Section 415(c)(3) Compensation does not include amounts realized from the exercise of a nonstatutory option (which is an option other than a statutory option as defined in § 1.421-1(b)), or when restricted stock or other property held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (see section 83 and regulations promulgated under section 83).

Code Section 415(c)(3) Compensation does not include amounts realized from the sale, exchange, or other disposition of stock acquired under a statutory stock option (as defined in § 1.421-1(b)).

Code Section 415(c)(3) Compensation does not include other amounts that receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee and are not salary reduction amounts that are described in section 125).

For Plan Years beginning after July 1, 2007, Code Section 415(c)(3) Compensation also includes compensation paid by the later of 2  1⁄2 months after an Employee’s Severance or the end of the Plan Year that includes the date of the Employee’s Severance with the Employer if: (i) the payment is regular compensation for services during the Employee’s regular working hours, or compensation for services outside the Employee’s regular working hours, such as overtime or shift differential, commissions, bonuses, or other similar payments, and absent a Severance, the payments would have been paid to the Employee

The Consolidated Edison Retirement Plan – Part I

while the Employee continued in employment with the Employer; (ii) the payment is for unused accrued bona fide sick, vacation or other leave that the Employee would have been able to use if employment had continued; or (iii) the payment is received by the Employee pursuant to a nonqualified unfunded deferred compensation plan and would have been paid at the same time if employment had continued, but only to the extent includible in gross income. Any payment not described above shall not be considered Code Section 415(c)(3) Compensation, even if paid by the later of 2  1⁄2 months after the date of Severance or the end of the Plan Year that includes the date of Severance.

1.40 Company means CEI or any successor by merger, purchase or otherwise.

1.41 Consolidated RPA ’94 Lump Sum Conversion Factors means, effective January 1, 1997, the table of actuarial factors used to convert an immediate or deferred annuity, determined in accordance with or by reference to Section 4.02, into an actuarially equivalent lump sum. Such factors shall be based on the IRS Mortality Table and shall take into account the IRS Interest Rate for the period prior to a Participant’s Normal Retirement Date and the Adjusted IRS Interest Rate for the period subsequent to the Participant’s Normal Retirement Date.

However, for a CECONY Local 3 Employee -1, such factors shall be based on the IRS Mortality Table and shall take into account the IRS Interest Rate for the period prior to a Participant’s Normal Retirement Date and the IRS Interest Rate for the period subsequent to the Participant’s Normal Retirement Date.

The enrolled actuary shall provide to the Plan Administrator tables of Consolidated RPA ’94 Lump Sum Conversion Factors determined on the basis of the IRS Interest Rate in effect in each “lookback month” as that term is defined in the definition of IRS Interest Rate.

The Consolidated Edison Retirement Plan – Part I

1.42 Credited Service means each Plan Year in which the O&R Participant has earned or is credited with a Year of Vesting Service during Plan participation. Effective on and after January 1, 2001, Credited Service means Accredited Service.

1.43 Disability means a total and permanent disability, which qualifies the Participant to receive Social Security disability benefits.

1.44 Domestic Partner means the person who meets the criteria enumerated in Article XIV and is registered as the Domestic Partner of a Participant.

1.45 Effective Date means (i) August 1, 1975, for the CECONY Weekly Plan; (ii) January 1, 1983, for the CECONY Management Plan; (iii) February 1, 1954, for the O&R Plan; and (iv) January 1, 2001, for this merged single Retirement Plan.

1.46 Eligible Employee means, in the case of CECONY and O&R, unless otherwise excluded, an Employee. In the case of a CEI Affiliate, only a CECONY Transferred Participant is an Eligible Employee. If a CEI Affiliate has elected or elects, with the written approval of CECONY, to extend participation in the Retirement Plan, as set forth in Appendix B, to one or more of its employees, then an Eligible Employee is a person employed by a CEI Affiliate that is a participating employer. An Employee employed at a CEI Affiliate that is not a participating employer and does not have the written approval of CECONY is not an Eligible Employee. In the case of any other Employer, an Eligible Employee is only the person(s) to whom such Employer specifically elects or elected, with the approval of CECONY, to extend participation in this Plan, as set forth in Appendix B.

An Eligible Employee does not mean a person working on a temporary or seasonal basis. An Eligible Employee is not a Leased Employee or a person who has entered into a written contract that provides he or she (a) is an independent contractor and not an Employee and/or (b) waives participation in the Retirement Plan. An independent contractor shall not be eligible to participate in the Plan

The Consolidated Edison Retirement Plan – Part I

during the period the written contract is in effect without regard to whether such person is reclassified as an Employee for such period by the IRS for tax withholding purposes. Effective January 1, 2001, an Eligible Employee does not include an employee or individual receiving a Pension Allowance unless he or she is in a Non-Suspendible Month.

1.47 Employee means any individual who is employed by and a common law employee of the Company, an Employer, or an Affiliate or who is a Leased Employee. An Employee means a person who is receiving compensation other than a pension, severance pay, a retainer, or fee under contract.

1.48 Employer or Employers means one, more than one, or all, as the context so indicates, of CECONY, O&R, each CEI Affiliate, and each Affiliate to the extent that it has elected or elects, in the future, to participate in the Plan with the written consent of CECONY.

1.49 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.50 Final Average Pay means, for purposes of a CECONY Weekly Employee, the average of Annual Basic Straight-Time Compensation, calculated to the nearest whole dollar, for the sixty (60) consecutive calendar months, out of the last one hundred twenty (120) months of his or her Accredited Service which produce the highest average.

Effective for retirements on and after June 27, 2004, Final Average Pay means, for a CECONY Weekly Employee who is a member of Local 1-2 Weekly, the average of Annual Basic Straight-Time Compensation calculated to the nearest whole dollar for the forty eight (48) consecutive calendar months out of the last one hundred twenty (120) months of his or her Accredited Service which produce the highest average.

The Consolidated Edison Retirement Plan – Part I

Effective for retirements after June 26, 2005, Final Average Pay means, for a CECONY Weekly Employee who is a member of Local 3 Weekly, other than a CECONY Local 3 Employee-1, the average of Annual Basic Straight-Time Compensation calculated to the nearest whole dollar for the forty eight (48) consecutive calendar months out of the last one hundred twenty (120) months of his or her Accredited Service which produce the highest average.

If a CECONY Weekly Employee has less than sixty (60) or for retirements on and after June 27, 2004, or for a CECONY Local 3, other than a CECONY Local 3 Employee-1, after June 26, 2005, forty eight (48), consecutive calendar months, Final Average Pay means the highest average of his or her Annual Basic Straight-Time Compensation during all months of Accredited Service.

For (1) a Local 3 Weekly Employee, who has an effective retirement date after August 31, 1997 and before December 1, 2001, fifty percent (50%); (2) a Local 1-2 Weekly Employee who has an effective retirement date after November 30, 2000 one hundred percent (100%); and, (3) a Local 3 Employee who has an effective retirement date after November 30, 2001, one hundred percent (100%); of the aggregate amount of his or her pay attributable exclusively to Sunday premium pay and night shift and midnight shift differential premium pay during a calendar year shall be added to his or her Annual Basic Straight-Time Compensation to determine Final Average Pay only under the Final Average Pay pension benefit formula. Solely for purposes of this Section, months of Accredited Service separated by a Break in Service shall be deemed consecutive.

1.51 Final Average Salary means, for purposes of a CECONY Management Participant, the average of Annual Basic Straight-Time Compensation and the Annual Variable Pay Awards added together and each calculated to the nearest whole dollar. Final Average Salary is determined based on the sixty (60) consecutive calendar months, or, effective for retirements on and after January 1, 2005, forty eight (48) consecutive calendar months in the last one hundred twenty (120) months of his or her Accredited Service which produce the highest average,

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or during all of the months of his or her Accredited Service if he or she has less than sixty (60), or for retirements on and after January 1, 2005, forty eight (48) consecutive calendar months, in the ten-year period ending on the CECONY Management Participant’s termination of employment during all months of Accredited Service which produce the highest average. Solely for the purpose of this Section, months of Accredited Service separated by a Break in Service shall be deemed consecutive. The determination of Final Average Salary shall be subject to the provisions of Code Section 401(a)(17).

1.52 FMLA means the Family and Medical Leave Act of 1993, as amended from time to time.

1.53 Highly Compensated Employee means any Employee, who, during the preceding Plan Year, received Code Section 415(c)(3) Compensation in excess of $100,000 for year 2006, adjusted by the cost-of-living adjustment, as defined in Code Section 415, and was in the “top paid group.” An Employee will be in the “top-paid group” if he or she is one of the 20% highest paid Employees.

1.54 Hour of Service means:

a. Each hour for which the Employee is paid or entitled to payment for the performance of duties for the Company or an Affiliate.

b. An Hour of Service also is each hour for which an Employee is paid, or entitled to payment, by the Company or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding this subsection (b), no more than 501 Hours of Service are to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period).

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c. An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers’ compensation, or unemployment compensation or disability insurance laws.

d. Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. A payment shall be deemed to be made by or due from the Company or an Affiliate regardless of whether such payment is made by or due from the Company or an Affiliate directly, or indirectly through, among others, a trust fund, or insurer, to which the Company or an Affiliate contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

e. An Hour of Service is each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliate. The same Hours of Service shall not be credited both under subsection (a) or subsection (b), as the case may be, and under this subsection (e). Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (b) shall be subject to the limitations set forth in that paragraph.

f. With regard to an Employee for whom a record of his or her Hours of Service is not maintained, (i) one day of employment equals 10 Hours of Service, (ii) one week of employment equals 45 Hours of Service, and (iii) one month of employment equals 190 Hours of Service.

g. Hours of Service shall be determined and calculated in accordance and compliance with the Department of Labor Regulations set forth in 29 CFR 2530. 200b-2.

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1.55 IRS Interest Rate means the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of Internal Revenue for the second full calendar month preceding the applicable Stability Period. Such second full calendar month preceding the applicable Stability Period shall be deemed the “Lookback Month.” Effective January 1, 2001, for purposes of determining the interest credits that will be allocated to a Participant’s Cash Balance Account, the IRS Interest Rate means the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of Internal Revenue for the second full calendar month immediately preceding the calendar quarter in which the Interest Rate is credited.

The IRS Interest Rate is used for several purposes. The Retirement Plan defines the IRS Interest Rate differently depending upon the way in which the IRS Interest Rate is used.

a. For purposes of determining the Cash Balance Interest Crediting Rate, the IRS Interest Rate, effective January 1, 2008, means the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of the IRS for the second full calendar month immediately preceding the calendar quarter in which the Interest Rate is credited. However, such annual interest crediting rate shall not be less than 3.00% or greater than 9.00%. This IRS Interest Rate is also referred to as the Cash Balance Interest Crediting Rate.

b. For purposes of calculating a Participant’s Pension Allowance in the form of a Level Income Option under Section 5.02(b)(6) or a Participant’s Pension Allowance in the form of a lump sum distribution under Section 5.02(c)(3), prior to January 1, 2008, the IRS Interest Rate means, the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of the IRS for the second full calendar month preceding the applicable Stability Period. The second full calendar month preceding the applicable Stability Period is referred to as the “Look-back Month.”

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c. For purposes of calculating a Participant’s Pension Allowance in the form of a Level Income Option under Section 5.02(b)(6) or a Participant’s Pension Allowance in the form of a lump sum distribution under Section 5.02(c)(3), on or after January 1, 2008, and before January 1, 2009, the IRS Interest Rate means the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of Internal Revenue for the Look-back Month.

d. for purposes of calculating a CEI Participant’s Cash Balance Accrued Benefit (but not for the determination of the “applicable interest rate” used to project the Cash Balance Account) and for purposes of calculating a single life annuity which is the Actuarial Equivalent of the Cash Balance Account, on and after January 1, 2008, the IRS Interest Rate means the interest rate prescribed under Code Section 417(e)(3)(C) of the Code (as it reads effective on and after the first day of the 2008 Plan Year) for the Look-back Month.

e. For purposes of calculating the value of a Small Pension Allowance under Section 5.01(c)(3), a Participant’s Pension Allowance in the form of a Level Income Option under Section 5.02(b)(6), or a Participant’s Pension Allowance in the form of a lump sum distribution under Section 5.02(c)(3), on or after January 1, 2009, the IRS Interest Rate means the interest rate prescribed under Code Section 417(e)(3)(C) (as it reads effective on and after the first day of the 2008 Plan Year) for the Look-back Month.

1.56 IRS Mortality Table means the mortality table prescribed by Secretary of the Treasury under Code Section 417(e)(3)(A)(ii)(I) as in effect on the first day of the applicable Stability Period. The change to the mortality table stated in Revenue Ruling 2001-62 will be effective, as stated in such Revenue Ruling, on the first day of the Plan Year beginning on January 1, 2002. Thereafter, the IRS Mortality Table will be the table prescribed in Code Section 417(e).

a. On and after January 1, 2008, for purposes of calculating a Participant’s Cash Balance Accrued Benefit and for purposes of calculating a single life annuity

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which is the Actuarial Equivalent of the Cash Balance Account, the IRS Mortality Table is the mortality table prescribed under Section 417(e)(3)(B) of the Code (as it reads effective on and after the first day of the 2008 Plan Year) as in effect on the first day of the applicable Stability Period.

b. On and after January 1, 2008, and before January 1, 2009, for purposes of calculating a Level Income Option under Section 5.02(b)(6) or a lump sum distribution under Section 5.02(c)(3), the IRS Mortality Table is the mortality table prescribed by Revenue Ruling 2001-62 as in effect on the first day of the applicable Stability Period.

c. On and after January 1, 2009, for purposes of calculating the value of a Small Pension Allowance under Section 5.01(c)(3), a Level Income Option under Section 5.02(b)(6) or a lump sum distribution under Section 5.02(c)(3), the IRS Mortality Table is the mortality table prescribed under Section 417(e)(3)(B) of the Code (as it reads effective on and after the first day of the 2008 Plan Year) as in effect on the first day of the applicable Stability Period.

1.57 Layoff means an Employee’s separation from the active payroll of an Employer for lack of work or such other reason, in no way the fault of the Employee, as may be determined by the Employer.

1.58 Leased Employee means any person performing services for the Company or an Affiliate as a leased employee as defined in Code Section 414(n). In the case of any person who is a Leased Employee before or after a period of service as an Employee, the entire period during which he or she has performed services as a Leased Employee shall be counted for service as an Employee for all purposes of the Plan, except that he or she shall not, by reason of that status, become a Participant of the Plan or earn Accredited Service. A Leased Employee is not an Eligible Employee, eligible Participant or eligible individual for purposes of participating in the Retirement Plan during and while a Leased Employee. A

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Leased Employee is excluded from participation if employed in the capacity of an independent contractor or leased employee, even if such individual is subsequently determined to be a common law employee of an Employer, Affiliate or the Company.

Effective for Plan Years beginning after 1996, the Plan will apply the amended definition of a Leased Employee, as set forth in Code Section 414(n) and the Regulations, by deleting the term “…such services are of a type historically performed by Employees in the business field of the recipient…” to “…whose services are performed under the primary direction or control by the recipient….”

1.59 Limitation Year means the calendar year.

1.60 Local 1-2 means Local Union Nos. 1-2 of the Utility Workers Union of America, AFL-CIO.

1.61 Local 3 means Local Union No. 3 of the International Brotherhood of Electrical Workers, AFL-CIO.

1.62 Local 503 means Local Union No. 503 of the International Brotherhood of Electrical Workers, AFL-CIO.

1.63 Lump Sum Based Plan means a defined benefit plan under the terms of which the Accumulated Benefit of a Participant is expressed as the balance of a hypothetical account maintained for the Participant. A Lump Sum Based Plan includes a Plan under which the accrued benefit under the terms of the Plan is calculated as the actuarial equivalent of such a hypothetical account balance.

1.64 Lump Sum-Based Benefit Formula means a benefit formula used to determine all or any part of a CEI Participant’s Accumulated Benefit under which the Accumulated Benefit provided under the formula is expressed as the current balance of a hypothetical account maintained for the CEI Participant. The cash balance formula is a Lump Sum-Based Benefit Formula.

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1.65 Named Fiduciary(ies) means the person or persons designated in accordance with Section 7.01 to serve as named fiduciaries, within the meaning of ERISA Section 4.02(a), with respect to the Retirement Plan.

Effective on and after February 15, 2012, reference to the term “Named Fiduciaries” means the “Named Fiduciaries Committee” unless reference is an individual or individuals serving as a Named Fiduciary of the Named Fiduciary Committee.

1.66 Non-Suspendible Month means a calendar month, beginning either on or after a Participant’s Normal Retirement Date or a Participant has begun receiving a Pension Allowance, during which the Participant does not complete at least 40 Hours of Service, as the term “Hours of Service” is defined in 29 CFR 2530.200b-2(a)(1) and (2).

1.67 Normal Retirement Age means an Eligible Employee’s 65th birthday or, if later, the fifth anniversary of the date he or she becomes a Participant. Normal Retirement Age for an O&R Management Employee who was hired on or before December 31, 2000, or for an O&R Hourly Employee who was hired on or before December 31, 2009, means his or her 65th birthday.

1.68 Normal Retirement Date means the first day of the calendar month immediately following an Employee’s Normal Retirement Age. For an O&R Participant, Normal Retirement Date is the first day of the calendar month coincident with or next following his or her Normal Retirement Age.

1.69 O&R means Orange and Rockland Utilities, Inc. and its affiliates, Rockland Electric Company and Pike County Light and Power Company.

1.70 O&R Austerity Period means the period that begins on August 1, 2009 and ends on June 30, 2010.

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1.71 O&R Early Retirement Date means the date of an O&R Participant’s termination of employment from the Company or an Affiliate after the O&R Participant attains his or her 55th birthday and completes ten (10) years of Vesting Service.

1.72 O&R Employee means an Employee employed by and on the active payroll of O&R.

1.73 O&R Hourly Employee means an Employee who is employed by and on the active payroll of O&R and a member of Local 503. Unless explicitly set forth otherwise, reference to an O&R Hourly Employee includes an O&R Hourly Employee-1.

1.74 O&R Hourly Employee-1 means an O&R Hourly Employee who is hired on or after January 1, 2005.

1.75 O&R Management Employee means an O&R Employee on the management payroll of O&R as of December 31, 2000.

1.76 O&R Participant means an O&R Management Employee and an O&R Hourly Employee who have met the participation requirements of Section 2.01, and any former O&R Employee who, as of December 31, 2000, has a vested Pension Allowance in the O&R Retirement Plan. O&R Participant does not include an O&R Hourly Employee hired on or after January 1, 2010. An O&R Participant does not include a member of Local 503 hired on or after January 1, 2010, unless otherwise specifically stated. A member of Local 503 hired on and after January 1, 2010, as an O&R Hourly Employee is covered by the cash balance formula and classified as a CEI Participant.

1.77 O&R Plan means the Employees’ Retirement Plan of Orange and Rockland Utilities, Inc. as in effect on December 31, 2000.

1.78 Parental Leave means a period in which the Employee is absent from work immediately following his or her active employment because of the

The Consolidated Edison Retirement Plan – Part I

Employee’s pregnancy, the birth of the Employee’s child, the placement of a child with the Employee in connection with the adoption of that child by the Employee, or for purposes of caring for that child for a period beginning immediately following birth or placement.

1.79 Participant means a CECONY Participant, O&R Participant, and a CEI Participant.

1.80 Pension Allowance means a Participant’s accrued benefit or an Accumulated Benefit payable in the form of monthly payments (e.g., a single life annuity or a qualified joint and 50% survivor annuity) as provided in Article 5. A Pension Allowance may be payable as a Normal Retirement Pension Allowance, an Early Retirement Pension Allowance, a Disability Pension Allowance or a Vested Pension Allowance. If a Participant is deemed to elect a single sum payment, his or her Pension Allowance is a Cash Out or a Cash Balance Single Sum Payment, as the case may be.

1.81 Plan means The Consolidated Edison Retirement Plan, as set forth in this document, and as amended from time to time.

1.82 Plan Administrator means the person or persons designated by the Named Fiduciaries to administer and supervise the Retirement Plan as provided in Article 7.

1.83 Plan Year means the calendar year.

1.84 Pre-Tax Contribution means any pre-tax contributions to (a) a qualified “cash or deferred arrangement,” as defined in Code Section 401(k), (b) a “cafeteria Retirement plan,” as defined in Code Section 125, or (c) a “transportation reimbursement plan,” as defined in Code Section 132.

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1.85 Prior Plan or Prior Plans mean one or more of the CECONY Weekly Retirement Plan, the CECONY Management Plan or the O&R Retirement Plan, as in effect on December 31, 2000.

1.86 Rule of 75 Participant means a CECONY Participant whose years of age and Accredited Service (each rounded to the nearest whole number) total at least 75 (“75 points”) on the Annuity Starting Date.

1.87 Rule of 85 Participant means an O&R Participant whose years of age and Vesting Service (on the Plan Year measurement basis only) total at least 85 on the O&R Participant’s Early Retirement Date.

1.88 Severance means, for purposes of defining and determining what is and what is not included in Code Section 415(c) Compensation, a termination from the employment of all of the Employers, including an employer who is not a Participating Employer.

1.89 Social Security Retirement Age means age 65 for a Participant born before January 1, 1938; age 66 for a Participant born after December 31, 1937, and before January 1, 1955; and age 67 for a Participant born after December 31, 1954.

1.90 Social Security Taxable Wage Base means the taxable wage base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year in which occurs the Participant’s termination of employment from the Company or an Affiliate.

1.91 Spousal Consent means written consent given by a Participant’s spouse to an election made by the Participant of a specified optional form of Pension Allowance or a designation of a specified Beneficiary as provided in Article 5. Spousal Consent shall be duly witnessed by a notary public and shall acknowledge the effect on the spouse of the Participant’s election. The requirement for Spousal

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Consent may be waived by the Plan Administrator in the event that the Participant establishes to the Plan Administrator’s satisfaction that he or she has no spouse that such spouse cannot be located, or under such other circumstances as may be permitted under applicable Treasury Department regulations. Spousal Consent shall be applicable only to the particular spouse who provides such consent. Spousal Consent shall be applicable only to the specific optional form of Pension Allowance elected or the specific Beneficiary designated pursuant thereto, provided, however, that only the spouse of an O&R Participant may expressly waive his or her the right to consent to future changes.

1.92 Stability Period means the calendar month in which occurs the Annuity Starting Date for the distribution.

a. Effective January 1, 2009, Stability Period, for purposes of calculating the Level Income Option means the calendar year in which occurs the Annuity Starting Date for the Pension Allowance.

b. Effective January 1, 2009, Stability Period, for purposes of calculating a lump sum distribution under Section 5.02(c)(3), means the calendar month in which occurs the Annuity Starting Date for the distribution.

c. Effective January 1, 2009, Stability Period, for purposes of calculating the amount of an annuity based on a Cash Balance Account, means the calendar quarter in which occurs the Annuity Starting Date for the benefit.

d. Effective January 1, 2009, Stability Period, for purposes of calculating the value of a Small Pension Allowance under Section 5.01(c)(3), means the calendar year in which occurs the Annuity Starting Date for the benefit.

1.93 Surviving Domestic Partner means the Participant’s Domestic Partner named and in a relationship with the Participant on the earlier of the death of the Participant or the date the Participant began his or her Pension Allowance. A CECONY or CEI Participant who has 75 Points may name a Domestic Partner for coverage as a Surviving Domestic Partner under the Retiree Health Program.

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1.94 Surviving Spouse means, for a CECONY Participant or a CEI Participant, the lawful spouse married to the Participant on the Participant’s Annuity Starting Date. Surviving Spouse means, for an O&R Participant, the lawful spouse who has been married to the Participant throughout the one-year period ending on the Annuity Starting Date and surviving at the O&R Participant’s date of death.

1.95 Total Salary means the aggregate amount of Annual Compensation, of a CECONY Participant, for his or her years of Accredited Service, calculated to the nearest whole dollar, not to exceed the last 30 years of Accredited Service. Total Salary equals the sum of a CECONY Participant’s Annual Compensation (1) in the year of retirement and/or termination from employment, plus (2) in each of the 14 Plan Years before retirement and/or termination from employment, plus (3) Annual Compensation for each earlier year of Accredited Service, not to exceed 16 years, at the Annual Compensation rate for the 14th calendar year prior to the calendar year of his or her retirement and/or termination from employment (“Pivot Year Compensation”).

The CECONY Participant’s Pension Allowance for up to 30 years is then determined, as set forth in more detail in Appendix F, by applying 2.2% to the CECONY Participant’s Total Salary (the “Base Pension Allowance”). For each month of Accredited Service in excess of 360 months of Accredited Service, the Base Pension Allowance shall be increased by an amount that is equal to .0125% per month of the Base Pension Allowance.

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1.96 Trustee means the trustee or trustees by whom the funds of the Plan are held, as provided in Article 8.

1.97 Transferred O&R Management Participant means an Employee described in Appendix C of the Retirement Plan.

1.98 Vesting Service means service recognized for purposes of determining a Participant’s non-forfeitable right to a Pension Allowance under the Plan. Vesting Service is computed based on the Plan Year.

1.99 Year of Accredited Service means 12 months of consecutive or non-consecutive Accredited Service. A Participant earns or is credited with a month of Accredited Service for each month he or she is on an active payroll, receives Annual Compensation in that month, and is an Eligible Employee and a Participant in the Retirement Plan.

The Consolidated Edison Retirement Plan – Part I

Article II

Participation

2.01	Participation Requirements

a. Each person who, on December 31, 2000, was a Participant in a Prior Retirement Plan shall continue to be a Participant in the Plan; provided however, he or she did not terminate employment, retire or have a break –in-service. If a Participant received a Cash-Out or a Cash Balance Single –Sum Payment, at the time of receipt, he or she is no longer a Participant.

b. An Eligible Employee who is hired on or after December 31, 2000, and who is on the active management payroll of CECONY or O&R, becomes a CEI Participant as of the date he or she completes an Hour of Service.

c. An O&R Management Employee hired before January 1, 2001, and an O&R Hourly Employee hired before January 1, 2010 shall become a Participant on the first day of the month following the earlier of:

1.	the first anniversary date of his or her employment if he or she completes 1,000 Hours of Service within the 12-month period measured from the date on which he or she first completes an Hour of Service; or

2.	the end of the first Plan Year occurring immediately subsequent to the Plan Year in which he or she first completes an Hour of Service during which he or she completes 1,000 Hours of Service.

d. Effective for Plan years beginning before January 1, 2010, a CECONY Weekly Employee who is a member of Local 1-2 or Local 3 becomes a CECONY Weekly Participant as of the date he or she first completes an Hour of Service; this continues for a CECONY Weekly Employee who is a member of Local 1-2.

e. An O&R Hourly Employee who is hired on or after January 1, 2010, becomes a CEI Participant as of the date he or she completes an Hour of Service.

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f. A CECONY Weekly Employee who is a member of Local 3 and who is hired on or after January 1, 2010, becomes a CEI Participant as of the date he or she completes an Hour of Service.

g. A CECONY Weekly Employee who a member of Local 1-2 and who is hired on or after July 1, 2012, becomes a CEI Participant as of the date he or she completes an Hour of Service.

h. Each CECONY Weekly Employee who: (i) is a member of Local 3; (ii) was hired on or after January 1, 2010, and before June 30, 2013; and (iii) is actively employed as of June 30, 2013 (“PC Participant”) will be given an opportunity to make a “Pension Choice (“PC”),” as set forth in Section 2.04. The Pension Choice temporary program will end on December 31, 2015, and no further Pension Choices submitted by a PC Participant will be accepted after December 31, 2015.

2.02	Events Affecting Participation

A Participant’s participation in the Retirement Plan shall end when he or she is no longer employed by an Employer, a Participating Employer, the Company or an Affiliate and not entitled to a vested Pension Allowance. Participation also ends when he or she receives a Cash-Out or Cash Balance Single Sum Payment. Participation shall continue while on an approved leave of absence or during a period while he or she is not an Eligible Employee but is in the employ of the Company. Upon termination of employment or retirement, an Employee’s benefit shall be determined in accordance with the provisions of the Plan in effect on the date he or she ceases to be an Eligible Employee.

2.03	Participation Upon Reemployment

If the participation of a CECONY Participant or a CEI Participant ends and he or she again becomes an Eligible Employee without incurring a Break in Service, for purposes of determining eligibility to participate only, he or she shall again become a Participant as of his or her date of restoration to service as an Eligible Employee. If an O&R Participant’s participation ends, and he or she again

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becomes an Eligible Employee, her or she shall not forfeit any benefits in which he or she was previously vested and he or she again becomes a Participant as of his or her date of restoration to service as an Eligible Employee once he or she has again met the participation requirements set forth in Section 2.01.

2.04	Pension Choice For PC Participant

a. The Pension Choice temporary program provides a one-time opportunity for each PC Participant to make an irrevocable election to transfer out of the Cash Balance Pension Formula in the Retirement Plan and into the “Defined Contribution Pension Formula (“DCPF”),” as described in the Consolidated Edison Thrift Savings Plan (“Thrift Savings Plan”).

b. The election period for a PC Participant will begin no later than January 1, 2014, and will end on December 31, 2015 (“PC Election Period”). Beginning on and after January 1, 2016, the Pension Choice will end for a PC Participant and no new elections will be accepted.

c. If a PC Participant elects to transfer out of the Cash Balance Pension Formula and into the Defined Contribution Pension Formula during the first two months of a calendar quarter, he or she will cease active participation in the Retirement Plan as of the last day of that calendar quarter. However, if he or she submitted an election form after the second month of the calendar quarter, he or she will cease participation in the Retirement Plan as of the last day of the next following calendar quarter. His or her last day of active participation in the Retirement Plan will be the last day of the calendar quarter immediately preceding the first day of the calendar quarter in which he or she becomes covered under the Defined Contribution Pension Formula (“Transfer Date”). In no event, will a PC Participant be credited with service under both the Cash Balance Pension Formula and the Defined Contribution Pension Formula.

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d. If a PC Participant is married and makes an election to transfer out of the Cash Balance Pension Formula, his or her spouse must consent in writing to the transfer on the election form submitted by the PC Participant.

e. A PC Participant who takes no action during the PC Election Period will remain in the Cash Balance Pension Formula.

f. As of the Transfer Date, a PC Participant who elects to transfer out of the Cash Balance Pension Formula will have no additional future compensation credits credited to his or her Cash Balance Pension benefit.

g. As of his or her Transfer Date, the PC Participant will continue to receive only interest credits to his or her Cash Balance Pension benefit until the date that he or she begins distribution from the Retirement Plan.

h. Each CECONY Weekly Employee who is a member of Local 3 and is hired on or after June 30, 2013 will be given a “Pension Choice,” election as soon as administratively practicable after being hired and will have up to 60 days to make a one-time irrevocable election to be covered under the Cash Balance Pension Formula in the Retirement Plan. If he or she elects to be covered under the Cash Balance Pension Formula in the Retirement Plan, he or she will be subject to the same terms and conditions as a CECONY Weekly Participant who is a member of Local 3 covered under the Cash Balance Pension Formula. Such individual will not be given another Pension Choice.

i. Beginning as of July 1, 2013, participation in the Retirement Plan for a newly hired (or rehired) CECONY Weekly Employee who is a member of Local 3 is limited to such person who makes an affirmative Pension Choice election to participate in the Cash Balance Pension Formula.

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j. If a Local 3 member affirmatively elects to participate in the Cash Balance Pension Formula, he or she will receive service credit under the Cash Balance Pension Formula beginning on his or her hire date.

k. Each CECONY Weekly Employee, who is a member of Local 3, was not actively employed on June 30, 2013, and is rehired on or after June 30, 2013, will be treated as follows:

1.	If, prior to his or her rehire date, he or she took a Cash Out or Single Sum Lump Sum Payment, he or she will be given a Pension Choice as set forth in Section above. If he or she elects to participate in the Cash Balance Pension Formula, he or she will be given past service credit for vesting but not for determining the applicable compensation accrual rate.

2.	If, prior to his or her rehire date, he or she was covered under the Final Average Pay or Total Salary Pension Formula, and he or she did not take a Cash Out or Single Sum Lump Sum Payment, upon his or her rehire date, he or she will commence participation under the formula under which he or she previously was covered.

The Consolidated Edison Retirement Plan – Part I

Article III

Service

3.01	Vesting Service

a. Special Vesting Rules

1.	Vesting Service credited to an Employee under a Prior Retirement Plan as of December 31, 2000, shall be credited as Vesting Service under this Retirement Plan. Vesting Service shall not include any service that would have been disregarded under the break in service provisions of the Employee’s Prior Plan.

2.	Effective on the specific date set forth below, each of the following Participants shall be 100% vested in and have a nonforfeitable right to his or her Pension Allowance.

i.	Pursuant to the “change in control” provision in the O&R Retirement Plan, only each O&R Participant who was on the payroll of O&R on August 20, 1998, (the date the shareholders of O&R approved the acquisition of O&R by the Company) shall be 100% vested as of August 20, 1998;

ii.	Each “CECONY Participant at Divested Operations,” as defined in Appendix H, shall be 100% vested as described in Appendix H;

iii.	Each “Affected IP Employee,” as defined in Appendix J, shall be 100% vested on the date of the closing of the sale of Indian Point; and

iv.	Each Lakewood Participant, Ocean Peaking/Rock Springs Participant, or WMECO Participant who is actively employed on May 8, 2008, shall be 100% vested on that date.

The Consolidated Edison Retirement Plan – Part I

b. General Vesting Rules

1. Effective on and after January 1, 2001, except as otherwise provided in the Retirement Plan, Vesting Service begins on the date the Employee first completes an Hour of Service and ends on the Employee’s termination of employment from the Company or an Affiliate. Unless explicitly set forth otherwise, each CECONY Participant, O&R Participant and CEI Participant will be 100% fully vested after five (5) years of vesting service. Beginning on January 1, 2008, a CEI Participant or any other Participant covered by the cash balance formula who has at least one Hour of Service credited on or after January 1, 2008, will be 100% fully vested after three years of Vesting Service.

2.	A Participant, other than an O&R Participant, will be credited with a Year of Vesting Service in each Plan Year in which he or she is credited with 1000 Hours of Service or six months of service. An O&R Participant shall be credited with a year of Vesting Service in each Plan Year in which he or she is credited with 1000 Hours of Service. In determining an Employee’s years of Vesting Service, if it should result in a grant of Vesting Service more favorable to the Employee, the equivalencies for determining Hours of Service shall be used, provided that such equivalencies are consistently applied.

3.	An O&R Management Employee hired on or after August 20, 1998 and an O&R Hourly Employee who completes 1000 Hours of Service during the 12 months commencing with the month in which he or she first completes an Hour of Service and also during the Plan Year following the Plan Year in which he or she completed his or her first Hour of Service, shall be credited with two years of Vesting Service as of the end of the Plan Year following the Plan Year in which he or she completed his or her first Hour of Service.

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c. Break in Service Rules

1. Solely for purposes of determining if a Break in Service for participation and vesting purposes has occurred, an Employee who is absent from work because of Parental Leave or a leave under the FMLA shall receive credit for the number of Hours of Service that the Employee would normally have received but for such absence, or where such Hours cannot be determined, eight (8) Hours of Service for each day of absence, subject to a maximum of 501 Hours of Service for any one such absence. The Hours of Service will be credited to the Plan Year in which the absence began if the Employee would otherwise incur a Break in Service in such Plan Year, or if not, in the immediately following Plan Year. In order to receive Hours of Service credit for such absence, the Employee shall be required to provide such information or certification as to the nature of the absence as may be required by the Plan Administrator.

d. Uniformed Service Credit

1. Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). If an Employee is absent because of service in the uniformed services of the United States and if he or she has returned to the service of the Company or an Affiliate or applied to return while his or her reemployment rights were protected by law, then, in that event, that absence shall not count as a Break in Service, but instead shall be counted as Vesting Service to the extent required by law.

e. Leave of Absence

2. A period of absence due to a paid sick leave granted by the Company or an Affiliate, other than O&R, and one period up to a maximum of six months during a Participant’s aggregate period of employment with the Company or an Affiliate, during which a Participant is on an approved leave of absence granted for any other reason will be considered Vesting Service.

The Consolidated Edison Retirement Plan – Part I

2.	The first six months of a Parental Leave or an FMLA Leave for maternity or paternity reasons will constitute Vesting Service if the Participant returns to active employment for a period equal to the lesser of (i) the Parental Leave or FMLA Leave or (ii) six months.

3.	O&R shall credit an Approved Leave of Absence as Vesting Service, provided that upon conclusion of such “Approved Leave of Absence,” the O&R Participant returns to employment with O&R or an Affiliate or is eligible to retire on a Normal Retirement Date or an Early Retirement Date.

3.02	Accredited Service

a. Accredited Service and Credited Service credited to a Participant under a Prior Retirement Plan as of December 31, 2000, shall be treated as Accredited Service under this Plan; provided, however, she or he did not receive a Cash-Out or a Cash-Balance Single Sum Payment. Accredited Service shall not include any service that would have been disregarded under the provisions of the applicable Prior Retirement Plan. Accredited Service is the “unit” used to determine a Participant’s accrued benefit, Pension Allowance or Accumulated Benefit.

b. Except as provided below, only active service with and on the active payroll of an Employer as an Eligible Employee and Participant, shall be Accredited Service under the Retirement Plan. Subject to the provisions below, a period between a Break in Service and a reemployment date, whether or not counted as Vesting Service, shall not be counted as Accredited Service. A Participant who has five years of Vesting Service or who becomes 100% vested, on account of operation of another vesting provision in the Retirement Plan, will receive Accredited Service for all of his or her years and months of active service (e.g., service while actively employed and on the active payroll) after becoming fully vested regardless of a

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subsequent Break in Service. If a Participant has a Severance or termination of employment, elects to receive a Cash Out or a Cash Balance Single Sum Payment, and is subsequently rehired, in accordance with the Department of Labor rules against the double crediting of Hours of Service, he or she will not be credited with prior Accredited Service.

c. Accredited Service shall include, to the extent required by law, any period of absence from service with the Company or an Affiliate due to a period of service in the uniformed services of the United States which is counted in a Participant’s Vesting Service as provided in Section 3.01(b). The Participant shall be deemed to have earned Annual Compensation during the period of absence at the rate he or she would have received had he or she remained employed as an Eligible Employee for that period or if such rate is not reasonably certain, on the basis of the Participant’s rate of compensation during the 12-month period immediately preceding such period of absence (or if shorter, the period of employment immediately preceding such period).

d. Accredited Service for a CECONY Participant shall include a period of absence due to a paid sick leave granted by CECONY. Effective July 1, 1996, Accredited Service for a CECONY Participant and a CEI Participant shall include one period, of up to a maximum of six months, during which a CECONY Participant or a CEI Participant is on an approved leave of absence granted for any reason other than sick leave. The first six months of such a Parental Leave or an FMLA leave granted for maternity or paternity reasons shall constitute Accredited Service, if the Participant returns to active employment for a period equal to the lesser of (i) the Parental Leave or FMLA Leave or (ii) six months.

e. Unless otherwise explicitly set forth in the Retirement Plan, Accredited Service shall not be credited for any period in which a Participant is not actively employed as an Eligible Employee. Any person who enters into a written contract that provides that he or she is an independent contractor and not an Employee, and waives participation in the Plan, shall not receive any Accredited Service for the period such written contract is in effect.

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f. An O&R Participant who has less than the normal number of Hours of Service for full-time employment in the first Plan Year of participation and in the Plan Year in which employment terminates, the fraction of each such Plan Year that will be recognized for Accredited Service shall not be less than the fraction, the numerator of what is the number of Hours of Service as a Participant and the denominator of which is the normal number of Hours of Service in a Plan Year for normal employment.

g. Union Officer Service for O&R Hourly Participant. To the extent not already counted as Vesting Service and Accredited Service above—

1.	The local union President of the union at O&R who on or after January 1, 1983 is absent from work at O&R without pay for proper union business, who would otherwise have been scheduled to work, with proper notification to O&R, shall be entitled to both Vesting Service and Accredited Service at the rate of eight (8) hours per day or 40 hours per week, not to exceed 100 days per calendar year for such periods of absence.

2.	The local union Vice Presidents, Recording Secretaries, Financial Secretaries, Treasurers and the Unit Chairman, Unit Vice Chairman and Unit Recorder at O&R who on or after January 1, 1983 are absent from work, without pay for proper union business, who would otherwise have been scheduled to work, with proper notification to O&R, shall be entitled to both Vesting Service and Accredited Service at the rate of eight (8) hours per day or 40 hours per week, not to exceed 40 days per calendar year for such periods of absence.

3.	Any other bargaining unit member at O&R who on or after January 1, 1983 is absent from work without pay and who is participating in a

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recognized O&R-union activity, with proper notification to O&R, shall be entitled to both Vesting Service and Accredited Service at the rate of eight (8) hours per day or 40 hours per week, not to exceed five (5) days per calendar year for such periods of absence.

3.03	Re-employment of Participant-Suspension of Benefits and Break in Service Rules

a. Suspension of Benefits Effective January 1, 2001, any Participant who is receiving or received a Pension Allowance, including a Cash Out or a Cash Balance Single Sum, and restored to active service on the active payroll with the Company or an Affiliate as an Employee, whether or not as an Eligible Employee, or is providing services to the Company shall have the following apply:

1.	The Participant’s Pension Allowance shall be suspended for each month in which the Participant completes at least 40 Hours of Service.

2.	Any Vesting Service to which the Participant was entitled when he or she retired or terminated service shall be restored to him or her.

3.	If the Participant is employed by an Employer as an Eligible Employee, upon later retirement or termination, he or she shall be entitled to an additional Pension Allowance based on his or her initial benefit formula applicable to the Participant prior to re-employment and his or her Annual Compensation and Accredited Service credited to the person under the provisions in the Plan beginning after his or her re-employment date. The additional Pension Allowance, if any, shall be equal to the greater of:

i.

an amount determined in accordance with the benefit formula (taking into account any changes to that particular formula that may have occurred with the passage of time) applicable to the re-employed Participant as if the Participant’s date of re-employment were his or her first day of employment as an Eligible Employee. His or her Accredited Service prior to the

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date of re-employment shall not be taken into account in determining his or her number of Years of Accredited Service but shall be taken into account in determining the applicable percentage of the Participant’s Final Average Salary or the Participant’s Annual Compensation; or

ii.	an amount equal to the excess, if any, of (I) a Pension Allowance determined in accordance with the applicable benefit formula (taking into account any changes to that particular formula that may have occurred with the passage of time) on the basis of his or her Accredited Service and Final Average Salary or Annual Compensation, each aggregated to include the periods before and after the date of restoration to service, over (II) the “Offset Amount,” as defined herein. The Offset Amount is the Pension Allowance payments received prior to his or her re-employment and, if applicable, during the period of reemployment, converted into an annuity based on the IRS Mortality Table and the Adjusted IRS Interest Rate applicable to the Participant.

4.	The additional Pension Allowance shall be payable under any of the optional forms described in Article V, as elected by the Participant in accordance with Article V, regardless of the optional form in which the Pension Allowance that commenced prior to his or her reemployment is/was payable.

5.	A Participant whose Pension Allowance is suspended in accordance with this Section 3.03 shall be provided with notice that his or her Pension Allowance is being suspended in accordance with the provisions of the Department of Labor Regulations Section 2530.203-3.

The Consolidated Edison Retirement Plan – Part I

b. Re-employment Without Break in Service If either a Participant with a deferred vested Pension Allowance, a former non-vested Participant, or an Employee who was never a Participant, is re-employed without having a Break in Service, his or her participation date, Vesting Service and Accredited Service shall be determined as provided in Sections 2.01, 3.01 and 3.02, respectively. If a former Participant received a Cash Out or a Cash Balance Single Sum, the Accredited Service to which he or she was entitled at the time of his or her termination of service shall be restored to him or her only in accordance with the provisions of Section 3.03(c). Upon subsequent retirement, the Pension Allowance of a Participant whose Accredited Service has been restored pursuant to this subparagraph shall never be less than that which was accrued under the Plan through the date of prior termination.

c. Re-employment After Break in Service If a CECONY Participant with a deferred vested Pension Allowance or a former CECONY Participant who received a Cash Out, is restored to active service as an Eligible CECONY Employee, after having had a Break in Service, the following shall apply:

1.	The Vesting Service to which he or she was previously entitled shall be restored to him or her.

2.	Any Accredited Service to which the CECONY Participant was entitled at the time of his or her termination of service shall be restored to him or her; provided, however, that in the case of a CECONY Participant who received a Cash Out, the CECONY Participant repays the amount of the Cash Out or a Cash Balance single sum payment, if any, received upon his or her initial termination of service, together with interest on that amount at the rate prescribed by Code Section 411(a)(7)(C), to the date of repayment.

3.	Upon later termination or retirement of a CECONY Participant whose previous Accredited Service has been restored under this Section 3.03(c),

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his or her Pension Allowance will be calculated as if he or she had no break in service and based on the applicable benefit formula (taking into account any changes to that particular formula that may have occurred with the passage of time) for the re-employed CECONY Participant and his or her total Annual Compensation and Accredited Service while an Eligible CECONY Employee.

4.	Effective on and after January 1, 2013, a CECONY Participant who terminates employment on, before, or after January 1, 2013, receives a Cash Out, and is restored to active service, or a CECONY Participant who terminated employment before January 1, 2013, received a Cash Out, and is restored to active service after January 1, 2013, in both cases, will not be entitled to repay his or her Cash Out, regardless of when he or she received his or her Cash Out, and will not have his or her prior Credited or Accredited Service attributed to the Cash Out restored. Additionally, if he or she becomes an Eligible Employee and a Participant, he or she will be covered under the cash balance formula.

d. Re-employment of Non-vested Participant After Break in Service If a former non-vested Participant is restored to service as an Eligible Employee or an Employee, after having had a Break in Service, the following shall apply:

(1)	If he or she is re-employed as an Eligible Employee, he or she shall again become a Participant as of his or her date of restoration to service as an Eligible Employee.

2.	Upon his or her restoration to participation, the Vesting Service to which he or she was previously entitled shall be restored to him or her, if his or her period of Break in Service does not exceed five years, determined at the time of the Break in Service, excluding any Vesting Service disregarded by reason of any earlier Break in Service.

The Consolidated Edison Retirement Plan – Part I

3.	Any Accredited Service to which the Participant was entitled at the time of his or her termination of service which is included in the Vesting Service, so restored, shall be restored to him or her.

4.	Upon later termination or retirement of a Participant whose previous Accredited Service has been restored, his or her Pension Allowance, if any, shall be based on the applicable benefit formula in effect at such later termination or retirement, and not on the prior formula in effect at the Participant’s just date of employment, and his or her total Annual Compensation and Accredited Service while in the service of an Employer as an Eligible Employee.

e. Re-employment of Former Employee After Break in Service If an Employee who was never a Participant is restored to service with the Company or an Affiliate, after having had a Break in Service, the Vesting Service to which he or she was previously entitled shall be restored to him or her, if his or her period of Break in Service does not exceed five years, excluding any Vesting Service disregarded by reason of any earlier Break in Service.

3.04	Suspension of Benefit Exception for Certain Persons Who Are in Pay Status under the Retirement Plan and Who Provide Temporary Emergency Services

a. In General: This Section 3.04 provides a very limited exception to the general suspension of benefit rule; that is, the general rule that a Participant who is providing services for the Company, an Employer, or an Affiliate will have his or her Pension Allowance suspended for each month in which he or she works 40 or more hours.

b. Effective July 1, 2012: Notwithstanding the general suspension of benefits rule set forth in Section 3.03, a Participant shall not have his or her Pension Allowance suspended for any month during which he or she is providing Temporary Emergency Services (as defined in (c) below) to the Company, an Employer, or an Affiliate regardless of the number of hours of service he or she renders in that month.

The Consolidated Edison Retirement Plan – Part I

c. Temporary Emergency Services means services performed by an Employee or an individual, on a limited and infrequent basis that result from the Company’s, Employer’s or Affiliate’s need to have additional workers because of one or more of the following Temporary Emergency situations:

i.	An impending or actual work stoppage, lock-out, strike, or similar action by a labor organization representing employees of the Company, Employer or Affiliate; or

ii.	A storm emergency, heat event, or similar weather-related condition that significantly impacts the Company’s, the Employer’s or the Affiliate’s ability to provide utility service to its customers, or

iii.	An unforeseen or unanticipated absence of a key experienced instructor at the Learning Center of up to, but not to exceed six months.

d. The exception in this Section 3.04 shall cease to apply as of the end of the month in which the Temporary Emergency Services are no longer needed.

The Consolidated Edison Retirement Plan – Part I

Article IV

Eligibility for and Amount of Benefits

4.01	Normal Retirement

The right of a Participant to a normal retirement Pension Allowance will be 100% fully vested and non-forfeitable as of his or her Normal Retirement Age. A Participant who has attained Normal Retirement Age may retire from service and receive a normal retirement Pension Allowance beginning on his or her Normal Retirement Date. An O&R Participant whose Normal Retirement Age is coincident with the first day of a calendar month may retire from service and receive a Normal Retirement Pension Allowance on the first day of the calendar month in which his or her Normal Retirement Age occurs. A Participant who postpones retirement beyond his or her Normal Retirement Age shall be provided with notice that his or her Pension Allowance is being suspended in accordance with the provisions of Department of Labor Regulation Section 2530.203-3.

4.02	Normal Retirement Pension Allowance

a. Normal Retirement Pension Allowance for a CECONY Participant or an O&R Participant The annual normal retirement Pension Allowance payable on the Normal Retirement Date of each CECONY Participant and O&R Participant shall be determined in accordance with his or her applicable benefit formula, as set forth in Appendix F.

b. Normal Retirement Pension Allowance for a CEI Participant

1.	A CEI Participant’s Pension Allowance at Normal Retirement Date shall be equal to his or her Cash Balance Accrued Benefit or Accumulated Benefit commencing at Normal Retirement Date. The CEI Participant’s Cash Balance Account or Accumulated Benefit as of any determination date is calculated in accordance with this Subsection (b).

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2.	Compensation Credits

i.	Allocation Date shall mean the last day of each calendar quarter in each Plan Year. As of the Allocation Date, a CEI Participant shall receive an allocation to his or her Cash Balance Account in an amount determined in accordance with the following schedule:

Sum of Age and Years of Accredited Service (each rounded to nearest whole number) as of Allocation Date	Percentage of Annual Compensation Earned or Credited in Calendar Quarter	Excess Annual Allocation – Percentage of Annual Compensation Earned or Credited in Calendar Quarter in Excess of Social Security Taxable Wage Base
Less than 35	4%	4%
At least 35 but less than 50	5%	4%
At least 50 but less than 65	6%	4%
65 and over	7%	4%

ii.

The entire amount, if any, of a CEI Participant’s Annual Variable Pay Award shall be included in the CEI Participant’s Annual Compensation in the calendar quarter in which the Award is paid. However, if a CEI Participant’s Annual Compensation as of the calendar quarter with some or all of the Annual Variable Pay Award exceeds the Code Section 401(a)(17) limit, his or her Annual Variable Pay Award will not be included in that calendar quarter. In no event will his or her Annual Compensation for the calendar quarter exceed the Code Section 401(a)(17). Any portion of a CEI Participant’s Variable Pay Award not included as Annual Compensation pursuant to

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the preceding sentence will, in the case of a Participant whose Annual Compensation is not projected to exceed the limitations of Section 401(a)(17) of the Code in effect for such calendar year, be added to the Annual Compensation paid to the Participant for pay periods ending in each such succeeding calendar quarter (but not in excess of 25% of the Section 401(a)(17) limit for such calendar year) until all such Variable Pay Award has been included as Annual Compensation for such calendar year, provided that in no event shall the limitations of Section 401(a)(17) of the Code be exceeded. Annual Compensation is determined based on the CEI Participant’s rate of pay in the last pay period in each Calendar quarter.

iii.

A CEI Participant whose termination of employment occurs in the first or second month of a calendar quarter shall receive an allocation for such calendar quarter. He or she will receive an allocation equal to a pro rata quarterly allocation based on age, years of Accredited Service, and the Annual Compensation he or she received in such calendar quarter at his or her termination of employment. The CEI Participant will receive his or her applicable percentage — 4%, 5%, 6% or 7% — times one twelfth of her or his annual salary rate in effect as of the date of termination of employment times the number of months of Accredited Service in the quarter plus the applicable 4%, 5%, 6% or 7% times any Variable Pay Award, Sunday premium pay and night shift and midnight shift differential premium pay awarded during the quarter. Additionally, if the CEI Participant has exceeded the Social Security Taxable Wage

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Base, he or she will receive an additional 4% allocation on the Annual Compensation in the calendar quarter that has exceeded the Social Security Taxable Wage Base.

iv.	For any period of an authorized, unpaid leave of absence for which the CEI Participant receives Accredited Service (up to but not to exceed six months), the CEI Participant shall receive compensation credits to his or her Cash Balance Account. The compensation credits shall be determined on the assumption that the CEI Participant continued to receive during the leave period the Annual Compensation (excluding any Annual Variable Pay Award, Sunday premium pay and night shift and midnight shift differential premium pay during the calendar quarter) in effect for such CEI Participant immediately prior to such leave of absence.

v.	If the CEI Participant has exceeded the Social Security Taxable Wage Base, she or he will receive an additional 4% allocation on the Annual Compensation in the calendar quarter that has exceeded the Social Security Taxable Wage Base

vi.	For any period of an authorized, unpaid leave of absence for which the CEI Participant receives Accredited Service (up to but not to exceed six months), the CEI Participant shall receive compensation credits to his or her Cash Balance Account. The compensation credits shall be determined on the assumption that the CEI Participant continued to receive during the leave period the Annual Compensation (excluding any Annual Variable Pay Award) in effect for such CEI Participant immediately prior to such leave of absence.

The Consolidated Edison Retirement Plan – Part I

3.	Interest Credits to Cash Balance Account

i.	As of the last day of each calendar quarter of each Plan Year, the Cash Balance Account shall be increased by an amount equal to one-fourth of the IRS Interest Rate multiplied by the CEI Participant’s Cash Balance Account as of the first day of such calendar quarter. Notwithstanding the foregoing, the interest rate taken into account as of the last day of any calendar quarter coinciding with or preceding the CEI Participant’s Annuity Starting Date shall not be less than 0.75% or greater than 2.25%. In the event the Annuity Starting Date of a CEI Participant is prior to the last day of a calendar quarter, he or she will receive a pro rata interest credit based on the number of months in that quarter prior to the Annuity Starting Date.

ii.	Limitation on Credits. Notwithstanding the foregoing, in no event shall any interest credits be made to the account of any CEI Participant for any period on and after his or her Annuity Starting Date.

4.	Death Benefit

i.	If a CEI Participant is entitled to a vested Pension Allowance and dies before his or her ASD, a death benefit equal to the Cash Balance Account will be payable to the CEI Participant’s Beneficiary.

ii.

If the Beneficiary is the CEI Participant’s Surviving Spouse, his or her Surviving Spouse’s death benefit will be payable as a single life annuity commencing in the month following the month of the death of the CEI Participant. The single life annuity will equal 100% of the vested Cash Balance Account as

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of the date of death of the CEI Participant. The single life annuity payable to the Surviving Spouse shall be the Actuarial Equivalent of the Cash Balance Account of the CEI Participant at the date of death, using the IRS Interest Rate and the IRS Mortality Table.

iii.	If the Surviving Spouse elects, she or he may receive a single sum payment equal to the Cash Balance Account, in lieu of the single life annuity. In all cases, the Surviving Spouse may elect payment as soon as practicable after the CEI Participant’s death. Whichever form the Surviving Spouse chooses, his or her benefit will not be less than what the Surviving Spouse would have received as the Surviving Spouse entitled to the 50% “qualified joint and survivor annuity,” or the 50% “qualified pre-retirement survivor annuity,” as those terms are defined in the Internal Revenue Code.

iv.	If the CEI Participant’s Beneficiary is not the Surviving Spouse, she or he is entitled to the CEI Participant’s total Cash Balance Account. The Beneficiary may elect is a Cash Balance Single Sum Payment or any annuity for the life of the Beneficiary that is the Actuarial Equivalent of the Cash Balance Single Sum Payment, using the IRS Interest Rate and the IRS Mortality Table. Whichever form the Beneficiary elects, her or his form and timing of payment must comply with the distribution rules codified in Code Section 401(a)(9) and the final regulations set forth in Treasury Regulations 1.401(a)(9) as in effect at the time of the distribution. The Beneficiary’s benefit will be paid as soon as practicable following the CEI Participant’s date of death.

v.	If the vested CEI Participant is not married at his or her death and there is no surviving Beneficiary or a Beneficiary has not been designated, the death benefit shall be payable to the CEI Participant’s estate or legal representative.

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4.03	Late Retirement

a. If a Participant postpones his or her retirement beyond his or her Normal Retirement Date (“Late Retirement”), upon his or her termination of employment (“Late Retirement Date”), the Participant shall be entitled to a Late Retirement Pension Allowance beginning on the first day of the calendar month after the Plan Administrator receives his or her written application to retire. A Participant who has served a minimum of two years in a high-level executive or policymaking position immediately preceding retirement and who is entitled to a non-forfeitable, immediate, Company-provided annual retirement Pension Allowance from any source or combination of sources which is at least equal to a single life annuity of $44,000 per year may be retired at the election of the Company at any time on or after his or her attainment of age 65.

b. A Participant who remains in service after his or her Normal Retirement Date shall be entitled to a monthly retirement Pension Allowance for each month during the postponement period which is a Non-Suspendible Month. Upon termination of employment, the Participant shall be entitled to an immediate Late Retirement Pension Allowance beginning on the Participant’s Late Retirement Date. Subject to the provisions of Section 5.01, his or her Late Retirement Pension Allowance shall be equal to the amount determined in accordance with the applicable benefit formula as of his or her Late Retirement Date, reduced by an amount that is the Actuarial Equivalent of any Pension Allowance he or she previously received in any Non-Suspendible Month.

c. If, in accordance with Code Section 401(a)(9) minimum required distribution rules, a Participant must commence receipt of his or her Pension

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Allowance while in active service, after his or her Normal Retirement Date, such commencement date is not the Participant’s Annuity Starting Date for purposes of Article 5. The Participant shall receive a Pension Allowance in an amount determined as if he or she had retired on such date. As of each succeeding December 31 prior to the Participant’s actual Late Retirement Date, and as of his or her actual Late Retirement Date, the Participant’s Pension Allowance shall be recomputed to reflect additional accruals. The Participant’s recomputed Pension Allowance shall then be reduced by the Actuarial Equivalent of the total payments of his or her Pension Allowance made with respect to monthly payments made in that calendar year, other than payments for Non-Suspendible Months of continued employment, which were paid prior to each such re-computation to arrive at the Participant’s Late Retirement Pension Allowance. No such reduction shall reduce the Participant’s Late Retirement Pension Allowance below the amount of Late Retirement Pension Allowance payable to the Participant prior to the re-computation of such Pension.

4.04	Early Retirement

a. CEI Participants

1.	A CEI Participant who is entitled to a vested Pension Allowance may elect to commence receipt of his or her vested Pension Allowance prior to his or her Normal Retirement Date (“Early Retirement”). The Pension Allowance payable at his or her Early Retirement Date will equal his or her Cash Balance Accrued Benefit, reduced for early distribution, from his or her Normal Retirement Date to his or her Annuity Starting Date, using the IRS Interest Rate. However, if the Pension Allowance is paid as an annuity, it shall be no less than the Actuarial Equivalent of the CEI Participant’s Cash Balance Account, using the IRS Interest Rate and IRS Mortality Table. Further, if the Pension Allowance is paid as a Cash Balance Single Sum Payment, it shall be no less than the CEI Participant’s Cash Balance Account as of the date of payment.

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2.	If the CEI Participant is married at the time his or her Pension Allowance begins, his or her Early Retirement Cash Balance Accumulated Benefit is payable in the normal form of a joint and 50% survivor annuity. If the CEI Participant is not married, or if married, his or her spouse consents, the CEI Participant may elect to receive his or her Early Retirement Cash Balance Accumulated Benefit in a Cash Balance Single Sum Payment.

b. CECONY Participants.

A Rule of 75 Participant may retire and elect to commence receiving his or her Pension Allowance prior to his or her Normal Retirement Date (“Early Retirement”). The amount of the Early Retirement Pension Allowance shall be determined below.

1. Attainment of Age 55 and 30 Years of Accredited Service This section applies to a CECONY Participant who has attained age 55 and has completed at least 30 years of Accredited Service as of the Annuity Starting Date. His or her Early Retirement Pension Allowance shall equal the Normal Retirement Pension Allowance determined under the applicable benefit formula set forth in Appendix F. However, the portion of the Normal Retirement Pension Allowance, if any, for a CECONY Management Participant affected by the Social Security Taxable Wage Base, will be reduced by the appropriate discount factor in Appendix A, Sub appendix A -1, Actuarial Factors Applicable to CECONY Participants, based on the Participant’s age as of his or her Annuity Starting Date. This section applies to a CECONY Participant, including, a CECONY Local 3 Employee -1 who is hired before December 31, 2009, and has completed at least 30 years of Accredited Service as of the Annuity Starting Date.

2.	Special Rule for a CECONY Management Participant Tier 1 ( a CECONY Management Participant who had not attained age 50 on or before January 1, 2013):

i.	For purposes of calculating an Early Retirement Pension Allowance, a CECONY Management Participant Tier 1 will have his or her Pension Allowance that has been accrued as of December 31, 2012 (“Pre 2013 Pension Accrual”) calculated differently than the portion of his or her Pension Allowance that is accrued on and after January 1, 2013 (“Post 2012 Pension Accrual”), according to these rules.

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ii.	A CECONY Management Participant Tier 1 who has attained age 55 and has completed at least 30 years of Accredited Service as of his or her Annuity Starting Date may elect to begin the distribution of his or her Pension Allowance as an Early Retirement Pension Allowance. His or her Pre 2013 Pension Accrual will be determined under the applicable benefit formula set forth in Appendix F (unless he or she is affected by the Social Security Taxable Wage Base), without reduction. However, the portion of his or her Pension Allowance affected by the Social Security Taxable Wage Base, if any, will be reduced by the appropriate discount factor in Appendix A, Sub-Appendix A-1, Actuarial Factors Applicable to CECONY Participants, based on the Participant’s age as of his or her Annuity Starting Date.

iii.	If a CECONY Management Participant Tier 1, who has attained age 55 and has completed at least 30 years of Accredited Service, elects to begin the distribution of his or her Pension Allowance as an Early Retirement Pension Allowance, his or her Post 2012 Pension Accrual will be reduced five percent (5%) for each year distribution begins between the ages of 55 and 60.

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iv.	A CECONY Management Participant Tier 1 who has attained at least age 55 and has at least 75 points may elect to begin distribution of his Pension Allowance as an Early Retirement Pension Allowance. For each year distribution begins between the ages of 55 and age 60 , his or her Pre 2013 Pension Accrual will be reduced by one and one half percent (1.5%). His or her Post 2012 Pension Accrual will be reduced by five percent (5%) for every year distribution begins between the ages of 55 and 60.

v.	For purposes of calculating the Pre 2013 Pension Accrual and the Post 2012 Pension Accrual under the alternative Total Salary formula in Section F.A.2 (b) of Appendix F, the Pre 2013 Pension Accrual is the ratio of Accredited Service up to and including December 31, 2012 (limited to 30 years) to total Accredited Service as of the date of termination of employment (limited to 30 years) multiplied by the total accrued benefit under said formula. The Post 2012 Pension Accrual, if any, is the excess of the total accrued benefit under said formula as of the date of termination over the Pre 2013 Pension Accrual.

vi.

Each CECONY Management Participant Tier 1 who has attained age 60 and has completed at least 15 years of Accredited Service as of the Annuity Starting Date may elect to begin his or her Pension Allowance. His or her Early Retirement Pension Allowance shall be calculated under the applicable benefit formula set forth in Appendix F, unless he or she is affected by the Social Security Taxable Wage Base, without reduction. However, the portion of his or her Pension Allowance affected by the Social Security Taxable Wage Base, if any, will be

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reduced by the appropriate discount factor in Appendix A, Sub-Appendix A -1, Actuarial Factors Applicable to CECONY Participants, based on the Participant’s age as of his or her Annuity Starting Date.

3. Attainment of Age 60 This section applies to a CECONY Participant who has attained age 60 and has completed at least 15 years of Accredited Service as of the Annuity Starting Date. His or her Early Retirement Pension Allowance shall be calculated using the same methodology as if he or she had attained age 55, and completed 30 years of Accredited Service.

4. 75 Points Only

This Section applies to a CECONY Participant who has 75 Points but does not meet the age or service criteria set for in (1) or (2) above as of the Annuity Starting Date. His or her Early Retirement Pension Allowance shall equal the Normal Retirement Pension Allowance determined under the applicable benefit formula set forth in Appendix F multiplied by the appropriate discount factor in Appendix A, Sub appendix A.1, based on the Participant’s age as of the Annuity Starting Date. However, the portion of the Normal Retirement Pension Allowance, if any, for a CECONY Management Participant affected by the Social Security Taxable Wage Base shall be reduced by the appropriate discount factor in Appendix A, Sub appendix A-1, based on the CECONY Participant’s age as of the Annuity Starting Date.

c. O&R Participants

1.

Upon written application filed with the Plan Administrator prior to the commencement date, an O&R Participant who has not reached his or her Normal Retirement Date but who at the time of termination of employment has reached his or her “Early Retirement Date” as defined below, shall be eligible to commence the receipt of his or her Pension Allowance as of the later of: (1) the first day of the calendar month which

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immediately follows his or her Early Retirement Date, or (2), the first day of the calendar month which is at least 30 days after the O&R Participant has received the information referred to in Section 5.03. Early Retirement Date is the first day of the month following the month in which an O&R Participant attains age 55 and has completed at least ten years of Vesting Service (or, if applicable, ten years of Credited Service if such O&R Participant terminated on or before July 1, 1999).

2.

Subject to Section 4.04(c)(3), Section 4.09 and Article 5, the Early Retirement Pension Allowance shall be a benefit commencing immediately, computed in accordance with Appendix F, Section F.3A without regard to when the Pension Allowance actually commences. The Early Retirement Pension Allowance, computed in accordance with Appendix F, Section F.3A shall be a Normal Retirement Pension Allowance, with the amount computed in accordance with Appendix F, Section F.3A. The Pension Allowance will be based on the O&R Participant’s Annual Compensation and Accredited Service at the time of his or her Early Retirement Date. An additional benefit will be included in his or her Early Retirement Pension Allowance. This additional benefit is equal to two (2) years of Accredited Service computed on the basis of his or her Annual Compensation at the rate being paid to him or her immediately prior to his or her Early Retirement Date. His or her Early Retirement Pension Allowance is then reduced by 1/3 of 1% for each complete calendar month by which the commencement date of his or her Early Retirement Pension Allowance precedes the date which is five years prior to his or her Normal Retirement Date. The foregoing reduction for a commencement date preceding the date which is five years prior to his or her Normal Retirement Date shall not be made if, at the O&R Participant’s Early Retirement Date, the Participant is a Rule of 85 Participant. The Early

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Retirement Pension Allowance computed in accordance with Section 5.01(c)(2) shall be the Actuarial Equivalent of the Early Retirement Pension Allowance computed in accordance with the immediately preceding sentence.

3.	At the time of Early Retirement, an O&R Participant may elect in writing, filed with and acknowledged by the Plan Administrator, to defer receipt of an Early Retirement Pension Allowance. An election to defer will be deemed to have been made by an O&R Participant if a written deferral election is not received and written consent to receipt of an Early Retirement Pension Allowance is not filed with and acknowledged by the Plan Administrator within the 90-day period prior to the date as of which payments could otherwise begin under this Section. An O&R Participant whose Early Retirement Pension Allowance is deferred shall have his Early Retirement Pension Allowance commence as of his Normal Retirement Date. Subject to Section 4.09 and Article 5, the deferred Early Retirement Pension Allowance shall be computed in accordance with Appendix F, Section F.3A, on the basis of the Participant’s Annual Compensation and Accredited Service to his or her Early Retirement Date and the additional benefit for two (2) years of Accredited Service computed on the basis of his or her Annual Compensation at the rate being paid to him or her immediately prior to his or her Early Retirement Date. Notwithstanding Section 4.05(c), an O&R Participant who defers commencement of an Early Retirement Pension Allowance may elect to receive a vested Pension Allowance under Section 4.05(c) commencing at any time prior to his Normal Retirement Date in lieu of any Early Retirement Pension Allowance under this Section 4.04(c).

4.	Supplemental Payment between Ages 60 to 62. A supplemental payment of six hundred dollars ($600) a month shall be paid to a retired

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O&R Participant whose Early Retirement Pension Allowance commencement date occurs on or after the date on which the O&R Participant attains age sixty (60) but prior to the Participant’s attaining age sixty-two (62). Effective for an O&R Participant hired before January 1, 2001, and retired after January 1, 2005, the supplement payment will be increased from six hundred dollars ($600) a month to eight hundred dollars ($800) a month. Effective for an O&R Participant who retires on or after January 1, 2011, the supplement payment will be increased from eight hundred dollars ($800) a month to nine hundred dollar ($900) a month. The monthly supplemental payments will cease with the payment made on the earlier of the first day of the month in which occurs the retired Participant’s death or attainment of age sixty-two (62). The monthly supplemental payments will be paid only to a retired O&R Participant who is eligible as set forth herein and shall not be subject to optional forms of payment or Spouse’s or vested O&R Participant Spouse’s Allowances. The monthly supplemental payments are not part of the retired O&R Participant’s monthly Pension Allowance and are not subject to the pension benefit adjustments, but are subject to cessation in the event of re-employment which results in cessation of the retired O&R Participant’s monthly Pension Allowance.

5.	Special Rule for an O&R Management Participant Tier 1 ( an O&R Management Participant who had not attained age 50 on or before January 1, 2013):

i.

For purposes of calculating an Early Retirement Pension Allowance, an O&R Management Participant Tier 1 may have his or her Pension Allowance that has been accrued as of December 31, 2012 (“Pre 2013 Pension Accrual”) calculated differently than the portion of his or her Pension Allowance that

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is accrued on and after January 1, 2013 (“Post 2012 Pension Accrual”), according to these rules. The additional benefit equal to two (2) years of Accredited Service computed on the basis of his or her Annual Compensation at the rate being paid to him or her immediately prior to his or her Early Retirement Date shall be considered part of the Pre 2013 Pension Accrual.

ii.	If an O&R Management Participant Tier 1 who has attained age 55 and is a Rule of 85 Participant elects to begin immediate distribution of his or her Pension Allowance as an Early Retirement Pension Allowance, his or her Pre 2013 Pension Accrual will be determined under the applicable benefit formula set forth in Appendix F, without reduction.

iii.	If an O&R Management Participant Tier 1 who has attained age 55 and is a Rule of 85 Participant, elects to begin immediate distribution of his or her Pension Allowance as an Early Retirement Pension Allowance, his or her Post 2012 Pension Accrual will be reduced five percent (5%) for each year distribution begins between the ages of 55 and 60.

iv.	If an O&R Management Participant Tier 1 who has attained at least age 55 and has at least 10 years of Vesting Service but is not a Rule of 85 Participant elects to begin immediate distribution of his Pension Allowance as an Early Retirement Pension Allowance, the following reductions will be made. For each year distribution begins between the ages of 55 and age 60 , his or her Pre 2013 Pension Accrual will be reduced by four percent (4%). His or her Post 2012 Pension Accrual will be reduced by five percent (5%) for every year distribution begins between the ages of 55 and 60.

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v.	If an O&R Management Participant Tier 1 who has attained age 60 and has completed at least 10 years of Vesting Service elects to begin immediate distribution of his or her Pension Allowance as an Early Retirement Pension Allowance, his entire Early Retirement Pension Allowance shall be calculated under the applicable benefit formula set forth in Appendix F, without reduction.

4.05	Vested Terminations Before Attaining Early Retirement

a. Vested Terminations – Vesting Service Unless explicitly set forth otherwise, each Participant shall be 100% vested in, and have a nonforfeitable right to, his or her Pension Allowance upon completion of five Years of Vesting Service. Effective January 1, 2008, each CEI Participant who has an Hour of Service on and after January 1, 2008 shall become 100% fully vested upon completion of three years of vesting service. If the Participant’s employment with the Company or an Affiliate is subsequently terminated for reasons other than retirement, death, or, if otherwise explicitly applicable to such a Participant, Disability, he or she shall be eligible for a deferred vested Pension Allowance payable on the Participant’s Normal Retirement Date.

b. Vested Terminations for CECONY Participants A CECONY Participant who is not a Rule of 75 Participant, but who is entitled to a deferred vested Pension Allowance, may elect to commence receipt of his or her vested Pension Allowance prior to his or her Normal Retirement Date. The vested Pension Allowance, payable as a Cash Out, will equal the Actuarial Equivalent of his or her normal retirement Pension Allowance, in the form of a single life annuity.

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c. Vested Terminations for O&R Participants An O&R Participant who has not satisfied the requirements for an Early Retirement Pension Allowance but has earned a vested Pension Allowance may elect to receive a vested Pension Allowance on or after attainment of age 55 and completion of 10 years of Vesting Service, as set forth below.

1.	An O&R Participant who ceases to be employed by the Company or an Affiliate for reasons other than death, retirement or Approved Leave of Absence, and before he or she has completed at least five years of Vesting Service, will be entitled only to receive his or her Accumulated Contributions.

2.	Subject to Section 4.09 and Article 5, the vested Pension Allowance shall be a deferred Pension Allowance commencing on the vested Participant’s Normal Retirement Date and shall be computed in accordance with Appendix F, Section F.3A(a), as in effect on his or her date of termination, with the amount determined under Appendix F, Section F.3A, as applicable, computed on the basis of the Participant’s Annual Compensation and Accredited Service immediately prior to his or her date of termination and the additional benefit for two (2) years of Accredited Service computed on the basis of his or her Annual Compensation at the rate being paid to him or her immediately prior to his or her date of termination.

3.

Except as provided in Section 4.05(c)(4), this section applies to a vested O&R Participant who, on the date of termination, has completed at least 10 years of Vesting Service but has not reached his or her 55th birthday. He or she shall be eligible to receive, commencing as of the first day of any calendar month following his or her 55th birthday, but not later than his or her Normal Retirement Date, as specified in an election in writing filed with and acknowledged by the Plan Administrator no more than 90 days prior to his or her Annuity Starting Date, a vested Pension Allowance. Such Pension Allowance will be equal to the vested Pension Allowance computed in accordance with Section 4.05(c)(2) above reduced by  1⁄2 of

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1% for each complete calendar month by which the date of commencement of the vested Participant’s Pension Allowance precedes such Participant’s Normal Retirement Date.

4.	A vested O&R Participant who elects to receive his or her Accumulated Contributions will have his or her vested Pension Allowance reduced in accordance with Section 4.05(c)(5).

5.	The vested Pension Allowance of an O&R Participant who has received his or her Accumulated Contributions will be reduced (but not below zero) by that portion of his or her accrued Pension Allowance which is attributable to such Participant’s Accumulated Contributions. With respect to a Pension Allowance payable for life and computed in accordance with Appendix F, Section F.3A(a), the portion of such Participant’s Pension Allowance attributable to his or her Accumulated Contributions shall be equal to his Accumulated Contributions which were withdrawn, plus hypothetical interest at the rate determined in accordance with the definition of Accumulated Contributions, in Section 1.02, at the date of withdrawal to the Participant’s Normal Retirement Date, multiplied by a conversion factor. The conversion factor for a Pension Allowance commencing at Normal Retirement Date shall be determined pursuant to the provisions of Code Section 411(c)(2) and any related regulations as then in effect. With respect to a Pension Allowance payable and computed in accordance with Appendix F, Section F.3A(a), of Appendix F and Section 5.01(c)(2), the portion attributable to the Participant’s Accumulated Contributions shall be the Actuarial Equivalent of the amount determined above.

d. Vested Terminations for CEI Participants A CEI Participant who is entitled to a deferred vested Pension Allowance may elect to commence receipt of his or her vested Pension Allowance prior to his or her Normal Retirement Date.

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If the Pension Allowance is paid as a single life annuity, it shall be no less than the Actuarial Equivalent of the CEI Participant’s Cash Balance Accumulated Benefit, using the IRS Interest Rate and the IRS Mortality Table. If the Pension Allowance is paid as a Cash Balance Single Sum Payment, it shall be no less than the CEI Participant’s Cash Balance Accumulated Benefit as of the date of payment. If the CEI Participant is married at the time his or her Pension Allowance begins, his or her vested Cash Balance Accrued Benefit is payable in the normal form of a joint and 50% survivor annuity. If the CEI Participant is not married, or if married, his or her spouse consents, the CEI Participant may elect to receive his or her vested Cash Balance Accumulated Benefit in a Cash Balance Single Sum Payment.

4.06	Disability Pension Allowance – CECONY Participants

a. Social Security Disability If a CECONY Participant terminates active employment because of a Disability and has at least five Years of Vesting Service, he or she may elect to be treated as if he or she remained in active employment until the earliest of: (i) the end of his or her Disability; (ii) date of commencement of any gainful employment or any self-employment or any activity of like nature in which the Participant receives wages or earned income; (iii) date of death, or (iv) Normal Retirement Date. The Pension Allowance of such CECONY Participant shall be determined as if his or her Annual Basic Straight Time Compensation at the point of his or her actual termination of active employment was his or her Annual Compensation for all future years. For that period of “deemed employment,” Annual Compensation shall not include an Annual Variable Pay Award.

There is no Disability Pension Allowance for a CEI Participant.

b. Social Security Disability or Total and Permanent Disabilities Without Eligibility for Social Security Disability Benefits A CECONY Participant who incurs a Disability while actively employed and a CECONY Participant who terminates employment due to a total and permanent disability, as determined by the Employer in accordance with its established procedures, may elect to commence

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benefits under the Plan at a date earlier than his or her Normal Retirement Date. If, at the date of termination of employment or disability, whichever is earlier, the CECONY Participant has attained age 50 and completed at least 20 Years of Accredited Service, the Pension Allowance shall be determined in accordance with the applicable Normal Retirement Pension Allowance as set forth in Appendix F, Section F.1 or F.2. If he or she is a CECONY Management Participant, the portion of the Pension Allowance affected by the Social Security Taxable Wage Base will be reduced by the discount factor in Table D, Sub appendix A.1 of Appendix A, based on the Participant’s age as of the Annuity Starting Date. If the CECONY Participant has attained at least age 50 and completed at least 20 years of Credited Service, the portion of the Pension Allowance attributable to Section F1 or F.2A(a)(i),(ii) and (iv) of Appendix F is not reduced for early commencement. If such CECONY Participant is a Rule of 75 CECONY Participant as of the Annuity Starting Date but has not attained age 50 and completed at least 20 years of Accredited Service as of termination of employment or Disability, whichever is earlier, the accrued Pension Allowance commencing at Normal Retirement Date shall be reduced by 1.5% for each year (prorated for months) that his or her Annuity Starting Date precedes attainment of age 60. If such CECONY Participant is not a Rule of 75 Participant as of the Annuity Starting Date, the benefit, if any, vested and payable to such CECONY Participant shall be a vested Pension Allowance determined in accordance with Section 4.05(b).

There is no Disability Pension Allowance for a CEI Participant.

4.07	Disability – O&R Participant and O&R Disability Pension Allowance

a. Upon written application to the Plan Administrator, an O&R Participant who is disabled while in active service, has not reached his or her Normal Retirement Date, and has completed at least 10 years of Accredited Service will be retired on an O&R Disability Pension Allowance. The O&R Disability Pension Allowance is in lieu of

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retirement under any other provision of the Plan and will be effective as of the first day of a calendar month not less than 30 nor more than 90 days next following the receipt by the Plan Administrator of such written application, provided the Plan Administrator finds the Participant is disabled, as set forth herein (“O&R Disability Retirement Date”). The Plan Administrator must find to his or her satisfaction that a physician designated by the O&R Participant and a physician designated by O&R have each certified an opinion that such O&R Participant is totally incapacitated, mentally or physically, from the further performance of his or her regular duties or duties comparable thereto. The certified opinions must find that such incapacity occurred while the O&R Participant was in active service with the Company or an Affiliate, resulted in termination of employment with the Company or an Affiliate, and is likely to be permanent. Alternatively, the Plan Administrative must find that such O&R Participant is eligible for and in receipt of a disability benefit under the Social Security Act, as amended from time to time, with respect to a disability within the meaning of this subparagraph, which occurred while in active service with the Company or an Affiliate and resulted in termination of employment with the Company or an Affiliate. If the opinions of the designated physicians differ as to whether the O&R Participant is totally incapacitated, the certified opinion of a third physician, rendered after examination of the O&R Participant and, to the extent deemed appropriate by the third physician, consultation with the other two physicians, will determine whether the O&R Participant is totally incapacitated. The third physician will be selected by the O&R Participant from a list of three names of independent physicians provided by O&R. The fees and expenses of the third physician will be paid by O&R.

b. The O&R Disability Pension Allowance will be payable as of the O&R Participant’s O&R Disability Retirement Date and thereafter subject to continuance of his or her disability as provided in Section 4.07(c). The O&R Disability Pension Allowance will be equal to a Pension Allowance computed in accordance with

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Appendix F, Section F.3A(a) and Section 5.01(c), with the amount determined under Appendix F, Section F.3A.(a)(i) computed on the basis of the O&R Participant’s Annual Compensation and Accredited Service immediately prior to his or her date of termination. The additional benefit for two (2) years of Accredited Service will be computed on the basis of the O&R Participant’s Annual Compensation at the last regular rate being paid to him or her immediately prior to his or her date of termination.

c. Once each year, the Plan Administrator may require an O&R Participant receiving an O&R Disability Pension Allowance who has not reached his or her Normal Retirement Date to undergo a medical examination by a physician or physicians designated by the Plan Administrator, such examination to be made at the place of residence of such O&R Participant or other place mutually agreed upon. Should any such O&R Participant refuse to submit to such medical examination, the part of his or her O&R Disability Pension Allowance provided by Employer contributions shall be discontinued until his or her withdrawal of such refusal, and should his or her refusal continue for a year, all rights in and to the O&R Disability Pension Allowance shall cease and the election of an optional benefit, if one has been elected, shall be of no further effect. If the Plan Administrator finds from such medical examination or otherwise that the disability of an O&R Participant receiving an O&R Disability Pension Allowance who has not reached his Normal Retirement Date has been removed and that he or she has regained his or her earning capacity, in whole or in part, or that he or she is no longer in receipt of a disability benefit under the Social Security Act, the part of his or her Disability Pension Allowance provided by Employer contributions shall be discontinued or reduced proportionately. He or she shall be entitled to have his or her original Disability Pension Allowance restored in whole or in part prior to his or her Normal Retirement Date upon the Participant’s again, or initially, receiving a disability benefit under the Social Security Act with respect to the total incapacity which originally entitled the O&R Participant

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to the Disability Pension Allowance. Alternatively, he or she be entitled to have his or her original Disability Pension restored if on the basis of the certified opinions of a physician designated by the O&R Participant and a physician designated by O&R, (with any difference in opinion as to whether the O&R Participant is totally incapacitated to be resolved by the opinion of the third physician selected as set forth in Section 4.07(a)), the Plan Administrator finds that the O&R Participant again meets the requirements for Disability Pension Allowance. In the event that such Participant’s Disability Pension Allowance is discontinued as herein provided and he or she is not restored to service as an Employee, he or she shall be entitled to receive a vested Retirement Allowance computed in accordance with Section 4.05(c)(2) or (3) or, if such O&R Participant was at least age 55 at the time of his or her Disability Retirement, an Early Retirement Pension Allowance computed in accordance with Section 4.04(c)(2) or (3), whichever applies.

There is no Disability Pension Allowance for a CEI Participant.

4.08	Spouse’s Pension

a. Unless otherwise set forth, if a married Participant:

1.	dies vested and in active service; or

2.	dies after retiring on any Pension Allowance, or dies after terminating service with entitlement to a vested Pension Allowance but in both cases before his or her Annuity Starting Date; or

3.	terminates employment fully vested dies and before his or her Annuity Starting Date, then a spouse’s Pension Allowance shall be payable to his or her Surviving Spouse for life.

b. CECONY Participants

(1)

This Section 4.08(b)(1) applies to a Participant who, as of his or her date of death, was a Rule of 75 CECONY Participant and is survived by a spouse. The Surviving Spouse shall be entitled to receive a Pension Allowance in the form of a pre-retirement survivor annuity payable

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following the death of the Rule of 75 CECONY Participant. In the case of a Surviving Spouse of a Rule of 75 CECONY Participant, other than a CECONY Weekly Participant –1, the pre-retirement survivor annuity shall be equal to 50% of the Pension Allowance which the deceased Rule of 75 CECONY Participant would have begun receiving if he or she had terminated employment on the date of death and had applied for a Pension Allowance commencing on the first day of the month immediately following his or her death. In the case of a Surviving Spouse of a CECONY Weekly Participant –1, the pre-retirement survivor annuity shall be equal to 50% of the reduced 50% qualified joint and survivor annuity which the deceased Rule of 75 CECONY Participant would have begun receiving if he or she had terminated employment on the date of death, and had applied for such a Pension Allowance commencing on the first day of the month immediately following his or her death. Payment of the annuity shall commence on the first day of the month following the Rule of 75 CECONY Participant’s death unless the Surviving Spouse elects a later commencement date. Notwithstanding the foregoing, no Accredited Service shall be granted for any period following a Rule of 75 CECONY Participant’s termination of employment.

2.

This Section 4.08(b)(2) applies to a CECONY Participant who, as of date of death, was not a Rule of 75 Participant, was eligible for a Pension Allowance, and is survived by a spouse. The Surviving Spouse is entitled to receive a pre-retirement survivor benefit of an immediate lump sum payment equal to 50% of the Cash Out, determined in accordance with Section 5.02(c), that the deceased CECONY Participant would have received if he or she had terminated employment and elected a Cash Out on his or her date of death (“Lump Sum PRSB”). If the Lump Sum PRSB amount exceeds $5,000, or beginning for distributions after March 28,

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2005, $1,000, it shall not be paid unless the Surviving Spouse consents to such payment in writing on a form provided by the Plan Administrator. If consent is required but not provided, the Surviving Spouse will receive an annuity. Unless the Surviving Spouse elects the Cash Out, such annuity will begin on the first day of the month following the CECONY Participant’s death. The amount payable shall be the greater of (1) or (2) where (1) is determined by dividing the Lump Sum PRSB payable to the Surviving Spouse by an annuity conversion factor determined on the basis of the IRS Mortality Table, the Adjusted IRS Interest Rate and the Surviving Spouse’s age as of the month of determination and (2) is determined by converting 50% of the Participant’s normal retirement Pension Allowance into an annuity on the basis of the IRS Mortality Table, the Adjusted IRS Interest Rate and the Surviving Spouse’s age as of the month of determination. If the Participant of the Surviving Spouse was a CECONY Local 3-1 Employee, the “Adjusted Interest Rate,” used in the previous sentence, will be deleted and, in its place, the IRS Interest Rate will be used. If the Surviving Spouse elects to defer the commencement of such annuity, the amount thereof shall be increased so that the deferred annuity commencing on the date elected by the Surviving Spouse is the Actuarial Equivalent of the immediate annuity otherwise payable, on the basis of the IRS Mortality Table and the IRS Interest Rate. Notwithstanding the foregoing, no Accredited Service shall be granted for any period following a Participant’s termination of employment.

3.	An election by the Surviving Spouse to commence receiving payments prior to what would have been the Participant’s Normal Retirement Date may be made during the 90-day period ending on the date the payments to the Surviving Spouse commence.

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c. O&R Participants

(1)	Spousal Benefit for O&R Participant In the case of the death of a married O&R Participant in active service prior to the O&R Participant’s Normal Retirement Date and after completing five years of Vesting Service, or, regardless of the number of years of Vesting Service, after the Participant’s Normal Retirement Date or after becoming fully vested, there shall be payable to the Participant’s Surviving Spouse, a Spouse’s Allowance (“O&R Surviving Spouse’s Allowance”).

2.	The O&R Surviving Spouse’s Allowance is equal to one-half of the benefit which would have been payable to the deceased O&R Participant on retirement under the provisions of Appendix F, Section F.3A (including the additional benefit for two years) as of the first day of the month coincident with or next following the O&R Participant’s date of death; provided that such amount shall be reduced by one percent for each full year in excess of two years by which the deceased O&R Participant’s age exceeds the age of the Surviving Spouse and shall be adjusted to the Actuarial Equivalent thereof in the event the commencement of the O&R Surviving Spouse’s Allowance is deferred.

3.

Unless the election provided in Section 4.08 (c)(6) is in effect, upon the death of a married vested O&R Participant prior to his or her Annuity Starting Date, there shall be payable to the vested O&R Participant’s Surviving Spouse a death benefit. This death benefit (“O&R Spouse’s Death Benefit”), is calculated differently from the way in which the O&R Surviving Spouse’s Allowance is calculated. The O&R Spouse’s Death Benefit will be payable beginning as of the first day of the calendar month coincident with or next following the later of the Participant’s death or the 65th anniversary of the Participant’s birth; provided, however, that in the event of the death of a O&R Participant with at least 10 Years of Vesting

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Service, his or her Surviving Spouse may elect to begin receiving his or her O&R Spouse’s Death Benefit as of the first day of the calendar month coincident with or next following the later of the O&R Participant’s death or the O&R Participant’s 55th birthday. The O&R Spouse’s Death Benefit shall be paid monthly until the last monthly payment prior to his or her death. The death benefit is computed in accordance with Section 4.08 (c)(4).

4.	The O&R Spouse’s Death Benefit will be equal to the contingent annuitant’s portion of the joint and 50% survivor annuity, as in Section 5.02 (c)(2) computed as a vested Pension Allowance, as provided in Section 4.05(c), with such amount being further reduced for each year from termination of employment to the date of death during which the O&R Participant is covered by the spouse’s allowance protection determined on the same basis as in Section 4.08 (c)(6). The amount of reduction for each year’s coverage is set forth in Appendix A, Table E.

5.	Upon commencement of payment, the vested Pension Allowance payable to a vested O&R Participant under Section 4.05 (c)(2) or (3) shall also be reduced for each year the vested O&R Participant is covered by the vested O&R Spouse’s Death Benefit protection during the period from termination of employment (or, if later, from the time that the vested O&R Participant has been given notice of his or her right to waive the vested O&R Spouse’s Death Benefit), to the date the vested Pension Allowance payments commence to the Participant. The amount of reduction for each year’s coverage is set forth in Appendix A.

6.

An O&R Participant may elect at any time on or after termination of employment to waive coverage of the O&R Spouse’s Death Benefit and avoid the reductions imposed for coverage for the O&R Spouse’s Death Benefit protection. The election to waive coverage must be made by

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delivery of a properly completed written notice of such election to the Plan Administrator. Such election must be in the form prescribed by or acceptable to the Plan Administrator, and will be effective only upon filing with and acknowledgment of receipt by the Plan Administrator. Unless it is established to the satisfaction of the Plan Administrator that such consent cannot be obtained because there is no spouse, the spouse cannot be located, or there exist other reasons as may be prescribed in regulations of the Secretary of the Treasury, such election, in order to be valid, must have the signed written consent of the Participant’s spouse to the waiver of the O&R Spouse’s Death Benefit coverage, and such consent must specifically acknowledge the effect of the waiver election as well as the designation of someone other than his or her spouse as Beneficiary. The spouse’s signature to such consent and acknowledgment must be witnessed by the Plan Administrator or a Plan Administrator’s delegate, or must be notarized by a notary public. Any consent by a spouse (or establishment that the spouse’s consent cannot be obtained) shall be effective only with respect to such spouse. Any such waiver election may be revoked by written notice of the O&R Participant delivered to the Plan Administrator prior to the O&R Participant’s death. In such case, the coverage for the O&R Spouse’s Death Benefit protection will again be effective upon filing of the written revocation notice with and acknowledgment of receipt by the Plan Administrator. Thereafter, additional elections to waive coverage may be made as described above, and similar revocations of such elections may be made. In all cases, the elections to waive coverage and the revocations of such elections shall be prospective only, effective upon filing with and acknowledgement of receipt by the Plan Administrator. The Plan Administrator shall give each O&R Participant a written notice explaining

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(i) the O&R Spouse’s Death Benefit provisions, (ii) the financial effect thereof and the Participant’s right to elect to waive such coverage, (iii) the necessity of the spouse’s consent and acknowledgment in order to validate the O&R Participant’s election, and (iv) the right of the O&R Participant to make, and the effect of, a revocation of the waiver of the O&R Spouse’s Death Benefit. The required notice, if not provided to the O&R Participant within the one-year period prior to the vested O&R Participant’s date of termination of employment, shall be provided to the vested O&R Participant during the one (1) year period following such date of termination.

7.	In the event of the death of an O&R Participant while coverage for the O&R Spouse’s Death Benefit is not in effect, no Death Benefit will be payable with respect to such Participant. In the event of the death of a vested O&R Participant prior to the Annuity Starting Date with respect to the vested Pension Allowance and while coverage for the O&R Spouse’s Death Benefit is not in effect or is waived, no Pension Allowance will be payable with respect to such vested Participant. If applicable, however, the provisions of Article XIII will apply.

8.

In the event a married retired O&R Participant who has elected to defer commencement of the Early Retirement Pension Allowance dies before the Annuity Starting Date, there will be payable to the Participant’s Surviving Spouse an O&R Surviving Spouse’s Allowance. Such O&R Surviving Spouse’s Allowance shall be equal to the contingent annuitant’s portion of Section 5.02 (c)(2) computed as though the Early Retirement Pension Allowance had commenced in such optional form as of the first day of the month coincident with or next following the Participant’s death. In the event a married retired O&R Participant who has elected to defer commencement of the Early Retirement Pension Allowance dies before the

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Annuity Starting Date with respect to such Allowance and the Spouse’s Allowance is not in effect or payable, no Spouse’s Allowance shall be payable with respect to such Participant, but, if applicable, the provisions of Article XIII shall apply.

d. CEI Participants A married CEI Participant cannot designate someone other than his or her Spouse to receive the Spouse’s death benefit in the event the married CEI Participant dies before his or her Annuity Date. In the case of the death of a married, vested CEI Participant prior to his or her Annuity Starting Date, there shall be payable to the CEI Participant’s Surviving Spouse a death benefit equal to the CEI Participant’s Cash Balance Accumulated Benefit. The Surviving Spouse’s death benefit will never be less than the 50% “qualified pre –retirement survivor annuity,” as those terms are defined in the Internal Revenue Code.

e. Amount or Percent of Death Benefit Must Comply with IRC 401(a)(9) Notwithstanding any other provision in the Retirement Plan, in no case will a survivor benefit payable to a beneficiary who is not the Surviving Spouse of Spouse of the Participant be an amount or a percent which would violate Code Section 401(a)(9) or the Treasury Regulations promulgated under Code Section 401(a)(9).

The requirements of this Section and Article V, Distribution Limitation and Time and Manner Distributions if Participant Dies Before ASD, will apply to any distribution of a Participant’s interest and will take precedence over any inconsistent provisions of this Plan.

4.09	Maximum Benefit Limitation

a. Maximum Annual Pension Allowance Subject to Code Section 415 Notwithstanding any provision of the Plan to the contrary, the Maximum Permissible Benefit payable to a Participant under the Plan shall be subject to the limitations set forth in Code Section 415 and any regulations or rulings issued there under (“Code Section 415 Limitations”).

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b. Maximum Benefit Limitation – Code Section 415 Limitations for Plan Years beginning after July 1, 2007, (except as otherwise provided) –

1.	Each Participant’s Annual Benefit will not exceed the Maximum Permissible Benefit. If the Pension Allowance a Participant would accrue in a Plan Year would produce an Annual Benefit in excess of the Maximum Permissible Benefit, the Pension Allowance will be limited, or the rate of accrual reduced, in accordance with the Code Section 415 Limitations, to a Pension Allowance that does not exceed the Maximum Permissible Benefit.

2.	If the Participant is, or has ever been, a Participant in another qualified defined benefit plan, without regard to whether the plan has been terminated, maintained by the Employer or a predecessor employer, the sum of the Participant’s Annual Benefits from all plans may not exceed the Maximum Permissible Benefit.

3.	The application of the Code Section 415 Limitations will not cause the Maximum Permissible Benefit for any Participant to be less than a Participant’s Accrued Benefit under the defined benefit plans of the Employer or a predecessor employer as of the end of the last Plan Year beginning before July 1, 2007, under provisions of the plans that were both adopted and in effect before April 5, 2007. The preceding sentence applies only if the provisions of such defined benefit plans that were both adopted and in effect before April 5, 2007, satisfied the applicable requirements of statutory provisions, regulations, and other published guidance relating to Code Section 415 in effect as of the end of the last Limitation Year beginning before July 1, 2007, as described in §1.415(a)-1(g)(4) of the income Tax Regulations.

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4.	Effective January 1, 2009, a Participant’s “compensation” used in the calculation of his or her Pension Allowance, whether it is his or her Annual Compensation, Final Average Pay, Final Average Salary, or any other definition in which compensation is used to calculate his or her Pension Allowance, shall comply with Code Section 415(c)(3) and Treasury Regulation Section 1.415(c)-2(d)(4), as modified by the non-elective provisions of Treas. Reg. section 1.415(c)-2(e) and (g). Compensation shall include (1) regular compensation for services that, absent a termination from employment, would have been paid to the Participant if the Participant continued in employment as an Eligible Employee, in accordance with Treasury Regulation section 1.415(c)-2(e)(3)(ii), provided that such Compensation is paid by the later of 2 1⁄2 months after termination from employment or the end of the limitation year in which the termination from employment occurred, and (2) payments of back pay within the meaning of Treasury Regulation section 1.415(c)-2(g)(8).

5.	Definitions Applicable to Code Section 415 Limitations:

i.	Annual Benefit means

(1)	a Pension Allowance, payable annually, in the form of a straight life annuity. Except as provided below, a Pension Allowance that is payable in a form other than a straight life annuity will be adjusted to an actuarially equivalent straight life annuity that begins at the same time as the other form of Pension Allowance and is payable on the first day of each month, before applying the Code Section 415 Limitations. For a Participant who has or will have distributions commencing at more than one Annuity Starting Date, the Annual Benefit will be determined as of each Annuity Starting Date (sometimes referred to as the “ASD”), and must satisfy the Code Section 415 Limitations as of each ASD date, actuarially adjusting for past and future distributions of Pension Allowances commencing at the other ASDs.

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(2)	In determining the Annual Benefit, no actuarial adjustment to the Pension Allowance will be made for: (a) benefits payable to a Surviving Spouse under a qualified joint and survivor annuity to the extent such benefits would not be payable if the Participant’s Pension Allowance were paid in another form; (b) benefits that are not directly related to retirement benefits, such as a qualified disability benefit or preretirement incidental death benefits; or (c) the inclusion in the form of a Pension Allowance of an automatic benefit increase feature, provided the form of benefit is not subject to Code Section 417(e)(3) and would otherwise satisfy the Code Section 415 Limitations. The amount payable under the form of benefit in any Plan Year will not exceed the Code Section 415 Limitations applicable at the ASD, as increased in subsequent years pursuant to Code Section 415(b). An automatic benefit increase feature is included in a form of Pension Allowance if the form of Pension Allowance provides for automatic, periodic increases to the Pension Allowance paid in that form.

(3)	The determination of the Annual Benefit shall take into account social security supplements described in Code Section 411(a)(9) and benefits transferred from another defined benefit plan, other than transfers of distributable benefits pursuant $1.411(d)-4, Q&A-3(c), of the Income Tax Regulations, but does not include benefits attributable to employee contributions or rollover contributions.

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(4)	The determination of actuarial equivalence of forms of a Pension Allowance other than a straight life annuity in determining whether the Annual Benefit exceeds the Maximum Permissible Benefit will be made in accordance with section (5) or section (6) of the Plan, below.

(5)	Optional forms not subject to Code Section 417(e)(3): The straight life annuity that is actuarially equivalent to the Participant’s form of Pension Allowance will be determined under this section if the form of the Participant’s Pension Allowance is either: (1) a nondecreasing annuity, other than a straight life annuity, payable for a period of not less than the life of the Participant or in the case of a qualified pre-retirement survivor annuity, the life of the Surviving Spouse; or (2) an annuity that decreases during the life of Participant merely because of: (a) the death of the survivor annuitant (but only if the reduction is not below 50% of the benefit payable before the death of the survivor annuitant); or (b) the cessation or reduction of social security supplements or qualified disability payments (as defined in Code Section 401 (a)(11)). The actuarially equivalent straight life annuity is equal to the greater of: (1) the annual amount of the straight annuity payable to the Participant commencing at the same Annuity Starting Date as the Participant’s form of Pension Allowance; and (2) the annual amount of the straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of Pension Allowance, computed using a 5% interest rate assumption and the applicable IRS Mortality Table.

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(6)	Optional forms subject to Code Section 417(e)(3): The straight life annuity that is actuarially equivalent to the Participant’s form of Pension Allowance will be determined under this Section if the form of the Participant’s Pension Allowance is other than a benefit form described in section (5) above. In this case, the actuarially equivalent straight life annuity shall be determined as follows. If the ASD of the Participant’s form of Pension Allowance is in a Plan Year beginning after 2005, the actuarially equivalent straight life annuity is equal to the greatest of: (I) the annual amount of the straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of Pension Allowance, computed using the IRS Interest Rate and the IRS Mortality Table for adjusting benefits in the same form; (II) the annual amount of the straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of Pension Allowance, computed using a 5.5 percent interest rate assumption and the IRS Mortality Table; and (III) the annual amount of the straight life annuity commencing at the same Annuity Starting Date that has the same actuarial present value as the Participant’s form of Pension Allowance, computed using the IRS Interest Rate and the IRS Mortality Table divided by 1.05.

ii.

Defined Benefit Compensation Limitation means 100% of a Participant’s “High Three-Year Average Compensation,” as defined below, payable in the form of a straight life annuity. In the case of a Participant who has had a Severance, the Defined Benefit

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Compensation Limitation applicable to the Participant in any Plan Year beginning after the date of the Severance shall be automatically adjusted by multiplying the limitation applicable to the Participant in the prior Plan Year by the annual adjustment factor under Code Section 415(d) that is published in the Internal Revenue Bulletin. The adjusted compensation limit shall apply to Plan Years ending with or within the calendar year of the date of the adjustment, but a Participant’s benefits shall not reflect the adjusted limit prior to January 1 of that calendar year. In the case of a Participant who is rehired after a Severance, the Defined Benefit Compensation Limitation is the greater of 100% of the Participant’s High Three-Year Average Compensation, as determined prior to the Severance, as adjusted pursuant to the preceding paragraph, if applicable, or 100% of the Participant’s High Three-Year Average Compensation, as determined after the Severance.

iii.	Formerly Affiliated Plan of the Employer means a plan that, immediately prior to the cessation of affiliation, was actually maintained by the Employer and immediately after the cessation of affiliation, is not actually maintained by the Employer. Cessation of affiliation means the event that causes an entity to no longer be considered the Employer, such as the sale of a member controlled group of corporations, as defined in § 414(b) of the Internal Revenue Code, as modified by § 415(h) to an unrelated corporation, or that causes a plan to not actually be maintained by the employer, such as transfer of plan sponsorship outside a controlled group.

iv.	High Three-Year Average Compensation means the average Compensation for the three consecutive years of service or, if the Participant has less than three consecutive years of service, the

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Participant’s longest consecutive period of service that produces the highest average. In the case of a Participant who is rehired after a Severance, the Participant’s High Three Year Average Compensation shall be calculated excluding all years for which the Participant performs no services for and receives no compensation from the Employer (the break period) and by treating the years immediately preceding and following the break period as consecutive. A Participant’s compensation for a Year of Service shall not include compensation in excess of the limitation under Code Section 401(a)(17) that is in effect for the calendar year in which such year of service begins.

v.	Maximum Permissible Benefit means the lesser of the Defined Benefit Dollar Limitation or the Defined Benefit Compensation Limitation, both adjusted where required. Adjustments are made for less than 10 years of participation, for Annuity Starting Dates before age 62, and for Annuity Starting Dates after age 65.

(1)	Adjustment of Defined Benefit Dollar Limitation for ASD Before Age 62: If the ASD for the Participant’s Pension Allowance is prior to age 62 and occurs in a Plan Year beginning before July 1, 2007. the Defined Benefit Dollar Limitation for the Participant’s ASD is the annual amount of a Pension Allowance payable in the form of a straight life annuity beginning at the Participant’s ASD that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted for years of participation less than 10) with actuarial equivalence computed using whichever of the following produces the smaller annual amount: (1) the interest rate specified in the plan and the IRS mortality table or (2) a 5-percent interest rate assumption and the IRS mortality table.

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(2)	If the ASD for the Participant’s Pension Allowance is prior to age 62 and occurs after July 1, 2007, the Defined Benefit Dollar Limitation for the Participant’s ASD is the lesser of the limitation determined under section 4.09(b)(v)(1), and the Defined Benefit Dollar Limitation (adjusted years of participation less than 10) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity at the Participant’s ASD to the annual amount of the immediately commencing straight life annuity at age 62, both determined without applying the limitations of this article.

(3)	Adjustment of Defined Benefit Dollar Limitation for ASD before Age 62: Plan Years Beginning Before July 1, 2007. If the ASD for the Participant’s Pension Allowance is prior to age 62 and occurs before July 1, 2007. the Defined Benefit Dollar Limitation for the Participant’s ASD is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s ASD that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted for years of participation less than 10) with actuarial equivalence computed using whichever of the following produces the smaller annual amount: (1) the interest rate specified in section of the plan and the IRS mortality table, or (2) a 5% interest rate assumption and the IRS mortality table.

(4)	If the ASD for the Participant’s Pension Allowance is prior to age 62 and occurs in after July 1, 2007, the Defined Benefit Dollar Limitation for the Participant’s ASD is the lesser of the

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limitation determined under section 6.9(b)(i)II.A. and the Defined Benefit Dollar Limitation (adjusted for years of participation less than 10) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity at the Participant’s ASD to the annual amount of the immediately commencing straight life annuity at age 62, both determined without applying the limitations of this article.

(5)	Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement after Age 65: Plan Years Beginning Before July 1, 2007. If the ASD for the Participant’s Pension Allowance is after age 65 and occurs before July 1, 2007, the Defined Benefit Dollar Limitation for the Participant’s ASD is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s ASD that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted for years of participation less than 10) with actuarial equivalence computed using whichever of the following produces the smaller annual amount: (1) (2) a 5% interest rate assumption and the IRS Mortality Table.

(6)

If the Annuity Starting Date for the Participant’s benefit is after age 65 and occurs in a Limitation Year after July 1, 2007. The Defined Benefit Dollar Limitation at the Participant’s Annuity Starting Date is the lesser of the Defined Benefit Dollar Limitation (adjusted for years of participation less than 10) multiplied by the ratio of the annual amount of the adjusted immediately commencing straight life annuity at the Participant’s Annuity Starting Date to the annual amount of the adjusted immediately commencing straight life annuity at

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age 65, determined without applying the limitations of this article. For this purpose, the adjusted immediately commencing straight life annuity at the Participant’s Annuity Starting Date is the annual amount of such annuity payable to the Participant, computed disregarding the Participant’s accruals after age 65 but including actuarial adjustments even if those actuarial adjustments are used to offset accruals. The adjusted immediately commencing straight life annuity at age 65 is the annual amount of such annuity that would be payable under the plan to a hypothetical Participant who is age 65 and has the same accrued benefit as the Participant.

(7)	Notwithstanding the other requirements, no adjustment is made to the Defined Benefit Dollar Limitation to reflect the probability of a Participant’s death between the Annuity Starting Date and age 62, or between age 65 and the Annuity Starting Date, if benefits are not forfeited upon the death of the Participant prior to the Annuity Starting Date. If benefits are forfeited upon death before the Annuity Starting Date, such an adjustment is made. No forfeiture will be treated as occurring upon the Participant’s death if the Plan does not charge Participants for providing a qualified preretirement survivor annuity, upon the Participant’s death.

4.10	Transfers and Employment With an Affiliate

a. If a Participant becomes (i) employed by an Employer in any capacity other than as an Eligible Employee; (ii) employed by the Company or an Affiliate who is not an Employer; or (iii) a Leased Employee, he or she will retain any Accredited Service he or she has under this Plan but will not accrue additional Accredited Service. Upon his or her later retirement or termination of employment with the

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Company or an Affiliate (or upon benefit commencement in the case of a Leased Employee), any benefits to which the Participant is entitled under the Retirement Plan shall be determined under the Plan provisions in effect on the date he or she ceased to be on the active payroll of an Employer and an Eligible Employee and only on the basis of his or her Accredited Service accrued while he or she was an Eligible Employee.

b. Subject to the Break in Service provisions of Article 3, and except as provided in an Appendix to the Retirement Plan, in the case of a person who was originally employed by or providing services to the Company or an Affiliate as a Leased Employee or in any capacity other than as an Eligible Employee and thereafter becomes a Participant, upon his or her later retirement or termination of employment, the benefits payable under the Retirement Plan shall be computed under the Plan provisions in effect at that time, and only on the basis of the Accredited Service accrued while he or she is an Eligible Employee.

c. If a CECONY Participant’s Accredited Service consists of Accredited Service as a CECONY Management Participant and as a CECONY Weekly Participant prior to January 1, 2001, his or her Pension Allowance shall be calculated as if he or she were credited with Accredited Service under one Prior Retirement Plan. The Pension Allowance of such Participant shall be calculated under the benefit formula applicable to such Participant as of his or her termination of employment with the Company or an Affiliate.

d. Transferred 2001-2008 Participant - This provision is effective January 1, 2009, and applies only to a CECONY Weekly Participant or an O&R Hourly Participant, first hired on and after January 1, 2001, who transfers to the management payroll of CECONY or O&R, respectively, during the period beginning January 1, 2001, and ending December 31, 2008 (“Transferred 2001-2008 Participant”). The intent of this provision is to cover a closed and small group of participants who were first hired after January 1, 2001, as a member of Local 1-2, Local 3, or Local 503, and then transferred to a management position before January 1, 2009.

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The Transferred 2001-2008 Participant will have his or her pension allowance computed using a benefit formula other than the cash balance formula; however, if such Transferred 2001-2008 Participant experiences a break in employment, this special treatment does not apply after the break in employment.

Beginning on the date of transfer, a Transferred 2001-2008 Participant who was a CECONY Weekly Participant will accrue a pension under the final average pay formula applicable to a CECONY Management Participant who was hired after January 1, 1990 and before January 1, 2001. Beginning on the date of transfer, a Transferred 2001-2008 Participant who was an O&R Hourly Participant will accrue a pension under the career average pay formula applicable to an O&R Management Participant who was hired before January 1, 2001. A Transferred 2001-2008 Participant will have his or her terms, conditions, benefits, rights, and features determined based on the terms, conditions, benefits, rights and features as a CECONY Management Participant or an O&R Management Participant, as applicable.

If the Company, Employer, or Plan Administrator makes or is authorized to make a change to, amends, reduces, modifies, or terminates the formula for a CECONY Management Participant who was hired after January 1, 1990 and before January 1, 2001 or an O&R Management Participant who was hired before January 1, 2001 for any reason or no reason, the Transferred 2001-2008 Participant’s pension allowance will be subject to and affected by the same change, amendment, reduction, modification or termination.

A Transferred 2001-2008 Participant, who terminated employment after January 1, 2008, and who had at least three but less than five Years of Service, will be fully vested in his or her Pension Allowance.

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4.11 Minimum Benefits In no event shall the benefit payable to a Participant who was an Eligible Employee on the Effective Date of this amendment and restatement of the Plan be less than the amount, if any, payable under the minimum benefit provisions in effect immediately prior thereto. In accordance with Code Section 411(a)(9), a Participant’s normal retirement Pension Allowance will be the greater of an early retirement Pension Allowance or the Pension Allowance commencing at Normal Retirement Age.

4.12 Additional Provisions For additional provisions applicable to certain Participants, see the following Appendices:

a. Appendix C- For provisions applicable to O&R Participants transferred to or hired by CECONY or a CEI Affiliate.

b. Appendix D- For provisions applicable to Participants employed at facilities purchased from Western Massachusetts Electric Company.

c. Appendix G- For provisions applicable to a special adjustment in the Pension Allowance of certain Participants.

d. Appendix H- For provisions applicable to certain CECONY Participants at fossil-fueled divested operations.

e. Appendix I- For provisions applicable to O&R Participants under O&R’s Pension Protection Program.

f. Appendix J- For provisions applicable to certain CECONY Participants and CEI Participants at divested nuclear operations.

g. Appendix K- For provisions applicable to CECONY Support Employees Re: Voluntary Retirement Incentive – Support Organizations.

h. Appendix L For provisions showing illustrative calculations of the pension benefit adjustment for O&R Participants.

i. Appendix M For provisions applicable to certain Participants employed at the Lakewood facilities.

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Article V

Automatic Form of Payment

5.01	Automatic Form of Payment

a. CEI Participants

(1) Unmarried Participant If a CEI Participant is not married on his or her Annuity Starting Date, his or her Pension Allowance will be payable in monthly installments ending with the monthly payment for the month in which the CEI Participant dies. An unmarried CEI Participant may also elect an optional form of benefit. The CEI Participant’s Cash Balance Accumulated Benefit will be converted into a single life annuity based on the IRS Interest Rate and IRS Mortality Table in effect as of the Annuity Starting Date.

(2) Married Participant If a CEI Participant is married on his or her Annuity Starting Date, and if he or she has not elected an optional form of benefit, the Pension Allowance will be the Actuarial Equivalent of a single life annuity based on the IRS Interest Rate and IRS Mortality Table. His or her Pension Allowance will be converted and the qualified joint and 50% survivor annuity will be payable as a qualified joint and 50% survivor annuity, providing for a Pension Allowance payable during the life of the Participant and, after his or her death, one-half of that Pension Allowance payable during the life of, and to, his or her Surviving Spouse.

(3) Small Benefit In the event the Cash Balance Account immediately payable to a CEI Participant or his or her Surviving Spouse or Beneficiary has a value of $5,000 or less, or beginning for distributions after March 28, 2005, $1,000, such value shall be paid in a Cash Balance Single Lump Sum to the CEI Participant, Surviving Spouse or Beneficiary in lieu of any other benefit under the Retirement Plan.

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b. CECONY Participants

(1) Unmarried Participant If a CECONY Participant is not married on his or her Annuity Starting Date, his or her Pension Allowance will be payable in monthly installments ending with the last monthly payment for the month in which the CECONY Participant dies. An unmarried CECONY Participant may elect an optional form of benefit.

(2) Married Participant If a CECONY Participant is married on his or her Annuity Starting Date, and if he or she has not elected an optional form of benefit, the Pension Allowance payable shall be in the form of a qualified joint and survivor annuity, providing for a Pension Allowance during the life of the Participant and after his or her death, one half of that Pension Allowance payable during the life of, and to, the Participant’s Surviving Spouse. A CECONY Weekly Participant –1, who is married on his or her Annuity Starting Date and has not elected an optional form of benefit, will receive a reduced Pension Allowance during his or her life. If the CECONY Weekly Participant-1 dies before his or her Spouse, his or her Surviving Spouse will receive for life, one half of that reduced Pension Allowance.

(3) Small Pension Allowance In the event that a Pension Allowance has a present value of, $1,000, or less, the present value shall be paid in a single lump sum to the CECONY Participant or Surviving Spouse, in lieu of the Pension Allowance or annuity otherwise payable. The calculation of the present value of a Pension Allowance, for the purpose of the foregoing sentence, shall be made on the basis of the Consolidated RPA ’94 Lump Sum Conversion Factor for the Participant’s age, as in effect for the month in which payment is to be made. The resulting amount shall not be less than the present value of the annual Pension Allowance determined in accordance with the applicable benefit formula set forth in Appendix F, Section F.1 or F.2 taking into account only the Participant’s employment and Annual Compensation prior to January 1, 1997, calculated on the basis of the lump sum factors set forth in Table B of Appendix A and the Participant’s age as of the date of determination.

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(4) CECONY Management Participant Tier 1 Effective January 1, 2013, a CECONY Management Participant Tier 1, who is married on his or her Annuity Starting Date and has not elected an optional form of benefit, will receive a reduced Pension Allowance during his or her life. If a CECONY Management Participant Tier 1 dies before his or her Spouse, his or her Surviving Spouse will receive for life, one half of that reduced Pension Allowance. The reduced Pension Allowance will equal the sum of (1) the Pension Allowance of the CECONY Management Participant Tier 1 calculated as of December 31, 2012 (“Pre 2013 Accrued Benefit”) and (2) the Pension Allowance of the CECONY Management Participant Tier 1 calculated beginning January 1, 2013 until his or her termination of employment, retirement, date of death or Annuity Starting Date, whichever is applicable (“Post 2012 Accrued Benefit”). The Post 2012 Accrued Benefit, when converted from a single life annuity to the qualified joint and 50% survivor annuity, will be actuarial equivalent of the single life annuity. The Pre 2013 Accrued Benefit will not be reduced when converted into the qualified joint and 50% survivor annuity.

(5) Effective July 1, 2014, a CECONY Weekly Participant who (i) is a member of Local 3, (ii) was hired before June 26, 2005, and (iii) is covered under the Final Average Pay Formula or the Total Pay Formula, will have as his or her normal form of benefit that part of his or her pension benefit allowance that accrues after June 30, 2014 (“Post-June 2014 Pension Accruals”) calculated as follows. Effective July 1, 2014, for the part of the pension benefit allowance that is attributable to the Post-June 2014 Pension Accruals, the normal form of pension benefit allowance for such a Local 3 married CECONY Weekly Participant will be a qualified joint and 50% survivor annuity that is the actuarial equivalent of the single life annuity. If such CECONY Weekly Participant elects an optional form of

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payment, the part of his or her pension benefit allowance attributable to the Post-June 2014 Pension Accruals will also be the actuarial equivalent, as set forth in the applicable Table in Appendix A, of the single life annuity.

c. O&R Participants

(1) Unmarried Participant If an O&R Participant is not married on his or her Annuity Starting Date, his or her Pension Allowance shall be payable in monthly installments ending with the monthly payment for the month in which the O&R Participant dies. An unmarried O&R Participant may elect an optional form of benefit.

(2) Married Participant If an O&R Participant is married on his or her Annuity Starting Date, and if he or she has not elected an optional form of benefit as provided in Section 5.02, his or her Pension Allowance shall be the Actuarial Equivalent of a single life annuity payable in the form of a qualified joint and survivor annuity. The qualified joint and survivor annuity is a Pension Allowance payable to the O&R Participant during his or her life, and after his or her death, one-half of that Pension Allowance payable during the life of, and to, his or her Surviving Spouse.

(3) Small Pension Allowance If a pension Allowance has a present value of $1,000 or less, such present value shall be paid in a single lump sum to the O&R Participant or Surviving Spouse, in lieu of the Pension Allowance or annuity otherwise payable. The calculation of the present value of a Pension Allowance, for the purpose of the foregoing sentence, will be the IRS Mortality Table and the IRS Interest Rate . Effective January 1, 2009, the calculation of the present value of a Pension Allowance, for the purpose of this paragraph, will be based on the IRS Mortality Table in effect on the date of distribution and the interest rate will be the lesser of five percent or the IRS Interest Rate.

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d. Small Pension Allowance Special Rules for All Participants

The determination as to whether a lump sum payment is less than $1,000 shall be made as soon as practicable following a Participant’s termination of employment or death. To the extent permitted by law, if the present value of a Pension Allowance exceeds $1,000, upon an initial determination as to its present value, the present value of the Pension Allowance shall be re-determined annually as of the first day of each subsequent Plan Year. Any lump sum benefit payable shall be made as soon as practicable following the determination that the amount qualifies for distribution under the provisions of this paragraph. In the event a Participant is not entitled to any Pension Allowance upon his or her termination of employment, he or she shall be deemed cashed-out as of the date he or she terminated service. If a non-vested Participant who is deemed cashed-out is subsequently re-employed under circumstances where the Participant’s prior service is restored, he or she shall be deemed to have repaid such amount together with interest.

5.02	Optional Forms of Payment

a. CEI Participant A CEI Participant may, subject to the provisions of Section 5.03, elect to receive his or her benefit in the form of a Cash Balance Single Sum Payment in lieu of any other benefit under the Retirement Plan.

b. CECONY Participant and CEI Participant

1.

Optional Forms Unless specifically stated otherwise, an unmarried CECONY Participant and an unmarried CEI Participant may, subject to the provisions of Section 5.03, elect to convert the Pension Allowance otherwise payable to him or her in the normal form of a single life annuity into an Actuarially Equivalent Benefit. A married CECONY Participant and a married CEI Participant may elect to convert his or her Pension Allowance payable in the normal form as a qualified joint and 50% surviving spouse annuity, into an optional benefit. The applicable factors for converting the single life annuity or the qualified joint and 50% surviving spouse annuity into an optional form are set forth in Appendix A.

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A married CECONY Management Participant –Tier 1 may elect to convert his or her Pension Allowance payable in the normal form as a qualified joint and 50% surviving spouse annuity, into an optional benefit. The applicable factors for converting the Post 2013 Accrued Benefit, as well as the Pre 2013 Accrued Benefit into an optional form are set forth in Appendix A.

2.

Twelve Year Certain and Life Annuity Option This form provides a modified Pension Allowance payable during the CECONY or CEI Participant’s life, reduced by the appropriate factor in Appendix A, for such married or unmarried CECONY or CEI Participant. If an unmarried CECONY or CEI Participant dies within the first 144 months after his or her Annuity Starting Date, the balance of those 144 monthly payments will be paid to one or more primary Beneficiaries named by him or her when he or she elected the option. If the Participant failed to designate a Beneficiary, the remainder is payable to the Participant’s estate. If the Participant named a primary but not contingent Beneficiary and the primary Beneficiary predeceases the Participant, then the remaining payments will be payable to the Participant’s estate. If the designated primary Beneficiary does not survive the full 144 months following the Participant’s Annuity Starting Date and the Participant does not or did not name a contingent Beneficiary, then the remaining payments will be payable to the designated primary Beneficiary’s estate. In the case of a married CECONY or CEI Participant, the remaining payments will go to the Surviving Spouse, or if the Surviving Spouse does not survive the full 144 months following the Participant’s Annuity Starting Date, to one or more Beneficiaries named by such Participant. So long as the primary or, if applicable, contingent, Beneficiary survivors the Participant, the Beneficiary’s estate will receive any of the 144 guaranteed payments

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which remain to be paid following the death of the Beneficiary. The Retirement Plan may, in its discretion, upon the request of the legal representative of the estate, pay to the estate the present value of all remaining payments, discounted by the rate utilized to calculate the appropriate factors set forth in the applicable Appendix A as in effect on the date of the Participant’s death. If the Surviving Spouse is the Beneficiary, the Surviving Spouse will receive a Surviving Spouse annuity equal to 50% of the amount of the reduced twelve year certain annuity, commencing on the later of the expiration of the 144-month period or the Participant’s death.

3.	Twelve Year Certain and Life Annuity — CECONY Weekly Participant-1 and CECONY Management Participant Tier 1: A married CECONY Weekly Participant –1 may elect this 12 –Year Certain and Life Annuity Option and designate someone other than his or her spouse as the Beneficiary. If the CECONY Weekly Participant –1 dies within 144 months after his or her Annuity Starting Date, the balance of the 144 monthly payments will be paid to his or her Beneficiaries, as provided above. In order for a married CECONY Weekly Participant –1 to elect this option, his or her spouse must both consent to the waiver of his or her Surviving Spouse annuity and, if applicable, to the designation of another Beneficiary.

Effective January 1, 2013, a married CECONY Management Participant Tier 1 may elect this 12-Year Certain and Life Annuity Option and designate someone other than his or her spouse as the Beneficiary. If the CECONY Management Participant Tier 1 dies within 144 months after his or her Annuity Starting Date, the balance of the 144 monthly payments will be paid to his or her Beneficiaries, as provided above. In order for a married CECONY Management Participant Tier 1 to elect this

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option, his or her spouse must consent to both the waiver of his or her Surviving Spouse annuity and, if applicable, to the designation of another Beneficiary. If a CECONY Management Participant Tier 1 elects this option, his or her Pre 2013 Benefit includes a protected subsidized 50% joint and surviving spouse annuity.

4.	Joint and 100% Surviving Spouse Annuity A reduced Pension Allowance payable during the Participant’s life, and after his or her death, the same reduced amount payable during the life of, and to, his or her Surviving Spouse. At the election of the Participant, the option may include a pop-up feature, as described below:

i.	If the Participant does not elect the pop-up feature, then the amount payable for the life of the Participant shall be equal to the reduced Pension Allowance otherwise payable to the Participant, as such is reduced by the appropriate factor in Appendix A. The Surviving Spouse shall receive for his or her life an annuity equal to the reduced amount payable to the Participant (before giving effect to any option elected under Section 5.02(b)(3) below).

ii.	If the Participant elects the pop-up feature, then the amount payable to the Participant during the period that both the Participant and his or her spouse are alive shall be the reduced Pension Allowance otherwise payable to the Participant, as such is reduced by the appropriate factor in Appendix A. The amount payable to the Participant during any period subsequent to the death of his or her spouse shall be equal to the Pension Allowance otherwise payable to the Participant in the absence of an election under this paragraph.

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5.	Joint and 75% Surviving Spouse Annuity Effective January 1, 2008, a Participant may elect a Joint and 75% Surviving Spouse Annuity. This optional form of Pension Allowance is a reduced Pension Allowance payable during the Participant’s life. After his or her death, 75% of his or her reduced Pension Allowance is payable during the life of, and to, his or her Surviving Spouse. At the election of the Participant, the option may include a pop-up feature, as described below:

i.	If the Participant does not elect the pop-up feature, then the amount payable for the life of the Participant shall be equal to the reduced Pension Allowance otherwise payable to the Participant, as such is reduced by the appropriate factor in Appendix A. The Surviving Spouse shall receive for his or her life an annuity equal to the 75% of the reduced amount payable to the Participant (before giving effect to any option elected under Section 5.02(b)(3) below).

ii.	If the Participant elects the pop-up feature, then the amount payable to the Participant during the period that both the Participant and his or her spouse are alive shall be the reduced Pension Allowance otherwise payable to the Participant, as such is reduced by the appropriate factor in Appendix A. The amount payable to the Participant during any period subsequent to the death of his or her spouse shall be equal to the Pension Allowance otherwise payable to the Participant in the absence of an election under this paragraph.

6.	Level Income Option

i.	Subsections (1) through (5) apply to a Level income option distribution that begins before January 1, 2005.

(1)	A Participant who’s Annuity Starting Date precedes his or her Social Security Retirement Age may elect to receive his or her

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Pension Allowance under the Level Income Option. He or she may further elect as a leveling month, for purposes of (ii) below, either the month following the month in which he or she reaches age 62 or the earliest month for which he or she is eligible to receive unreduced Social Security benefits (“Leveling Month”). The election of this option may be made in addition to an election for a Twelve Year Certain and Life Option or a Joint and 100% Surviving Spouse Annuity, as referred to above.

(2)	If a Participant elects this option, the amount payable to him or her during the period commencing with his or her Annuity Starting Date and ending with the month prior to the Leveling Month shall be increased from the otherwise payable Pension Allowance. The amount payable during the period commencing with the Leveling Month and ending in the month of the Participant’s death shall be decreased from the Pension Allowance otherwise payable to the Participant, in both cases, based on factors specified in Appendix A. The present value of the benefit payable under this option shall be equal to the present value of the Pension Allowance otherwise payable to the Participant, determined on the actuarial bases specified in Appendix A.

(3)

The amounts payable under this option shall be determined on the basis of an estimate of the Social Security benefit that the Participant would be eligible to commence to receive in the Leveling Month. The amount payable for the month next preceding the Leveling Month shall be approximately equal to the sum of the amount payable for the Leveling Month plus

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the estimated Social Security benefit commencing in the Leveling Month, without taking into account any prospective cost of living adjustment pursuant to Section 11.02 of the Retirement Plan.

(4)	The amount payable to the Participant under this option shall not be adjusted after the Participant’s Annuity Starting Date, and prior to the Leveling Month, regardless of any difference between the estimate taken into account in the determination thereof and the Social Security benefits actually paid or payable to the Participant, and regardless of whether the Participant elects to commence receipt of Social Security benefits in any month other than the Leveling Month. Commencing in the Leveling Month, the amount payable to a Participant shall be reduced by an amount equal to the product of (I) the estimated Social Security benefit taken into account for purposes of subparagraph (iii) and (II) a fraction, the numerator of which shall be the amount payable to the Participant in the month next preceding the Leveling Month, taking into account any cost of living adjustments pursuant to Section 11.02, and the denominator of which shall be the amount determined to be payable as of the Participant’s Annuity Starting Date, in accordance with subparagraph (ii) above.

(5)

If a Participant who elects to receive his or her Pension Allowance under this Leveling Income option, has also made an election to receive either a Twelve Year Certain and Life Option, a Joint and 100% Survivor Spouse Annuity Option, or a Joint and 75% Survivor Spouse Annuity Option, then the

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amount of Pension Allowance taken into account in the determination under subparagraph (iii) above shall be the amount payable to the Participant after giving effect to his or her otherwise Pension Allowance amount. In such event, the Participant’s election to receive his or her Pension Allowance under this option shall have no effect on the amount payable to his or her Surviving Spouse or Beneficiary under any other election he or she has made. In the event that the amount payable to a Participant who has elected to receive his or her Pension Allowance under this option and also made an election to receive a Joint and 100% Surviving Spouse Annuity or a Joint and 75% Surviving Spouse Annuity with a Pop-Up Feature is increased on account of the death of his or her spouse, the amount of such increase shall be disregarded for purposes of subparagraph (iv).

ii.	Subsection (1) and (2) apply to a level income option distribution that begins on and after January 1, 2005.

(1)

Effective for distributions commencing on and after January 1, 2005, the total amount of a Pension Allowance payable as a Level Income Option will be determined on the basis of the IRS Mortality Table and the Adjusted IRS Interest Rate, as in effect for the Participant’s “reference Annuity Starting Date” and, if applicable, in accordance with subsection (ii) below. If the Participant is a CECONY Local 3-1 Employee who elects the Level Income Option, his or her Pension Allowance will be determined based on the IRS Mortality Table and the IRS Interest Rate as in effect on the Participant’s “reference Annuity Starting Date.” Solely for purposes of this subsection,

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a Participant’s “reference Annuity Starting Date” shall be January 1 of the calendar year in which his actual Annuity Starting Date occurs.

(2)	If a Participant has a Pension Allowance that takes into account Accredited Service before January 1, 2005, the amount of his or her Pension Allowance payable as a Level Income Option will be the greater of (A) the amount of his or her accrued Pension Allowance as of December 31, 2004, and calculated in accordance solely with subsection 5.02(b)(5)(aa), supra, or (B) the amount of his or her total Pension Allowance determined solely in accordance with this subsection 5.02(b)(5)(bb)(i).

If a Participant dies after Pension Allowance payments have commenced, any payments continuing on to his or her Surviving Spouse or Beneficiary shall be distributed at least as rapidly as under the method of distribution being used as of the Participant’s date of death.

7.	Cash Out Option

i.	A CECONY Participant who is not a Rule of 75 Participant may elect to receive the Pension Allowance otherwise payable to him or her in the form of a Cash Out. The election to receive a Cash Out may be made at any time subsequent to the CECONY Participant’s termination of employment, so long as the Participant has made no other election, and prior to the date on which the CECONY Participant becomes a Rule of 75 Participant and will be subject to the provisions of Section 5.03. A CECONY Participant will not be eligible to receive a Cash Out after he or she has become a Rule of 75 Participant, regardless of whether he or she was a Rule of 75 Participant at the time of his or her termination of employment from the Company or an Affiliate.

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ii.	The Cash Out is a lump sum payment representing the present value of the deferred vested Pension Allowance payable to the Participant, in the form of a single life annuity, at Normal Retirement Date. Effective January 1, 1997, the amount of a Cash Out will be the greater of (A) the product of the deferred vested Pension Allowance amount determined in accordance with Section 4.05(a) and the Consolidated RPA ’94 Lump Sum Conversion Factor, as in effect for the Participant’s Annuity Starting Date, for the Participant’s age in such month, or (B) the product of the deferred vested Pension Allowance amount determined in accordance with Section 4.05(a), taking into account only the Participant’s employment and Annual Basic Straight-Time Compensation prior to January 1, 1997, and the factor in Appendix A, Section A-1, Table B for the Participant’s age as of his or her Annuity Starting Date. For the purpose of the foregoing sentence, a Participant’s age in any month shall be his or her age on the birthday nearer in time to the first of such month.

iii.

In lieu of the Cash Out, a CECONY Participant who is eligible to elect to receive a Cash Out may receive an immediate annuity, commencing in the month in which the Cash Out would otherwise have been payable, in accordance with the provisions of Section 5.03. The amount of such immediate annuity shall be the amount determined by dividing the Cash Out, computed in accordance with paragraph (i)(A) above, by an annuity conversion factor determined on the basis of the IRS Mortality

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Table, the Adjusted IRS Interest Rate, and the Participant’s age as of the month of determination. If the Participant is a CECONY Local 3-1 Employee, the amount of the immediate annuity is determined by dividing the Cash Out by an annuity conversion factor determined on the basis of the IRS Mortality Table, the IRS Interest Rate and the Participant’s age as of the month of determination.

8.	Single Life Annuity Option

i.	This optional form of payment is also available to a married CECONY Weekly Participant –1. A married CECONY Weekly Participant –1 may elect a single life annuity payable for his or her life. If he or she selects this option, his or her spouse must consent to this form of distribution in accordance with the appropriate election and waiver requirements set forth in Section 5.03.

ii.	Effective January 1, 2013, a married CECONY Management Participant Tier 1 may elect a single life annuity payable for his or her life. If he or she selects this option, his or her spouse must consent to this form of distribution in accordance with the appropriate election and waiver requirements set forth in Section 5.03. If he or she selects this option, his or her Pre 2013 Benefit includes a protected subsidized 50% joint and surviving spouse annuity.

c. O&R Participant

An O&R Participant may, subject to Section 5.03, elect to convert his or her Pension Allowance otherwise payable into an Actuarial Equivalent optional form of benefit, in accordance with one of the options described below. If a person other than the spouse of the O&R Participant is named as the contingent

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annuitant under an option, the value of the Pension Allowance payable to the O&R Participant under the option will in no event be less than fifty-one percent of the total value of the benefits payable to the O&R Participant and contingent annuitant.

1.	Joint and 100% Survivor Annuity A modified Pension Allowance payable during the O&R Participant’s life, with the provision that, on his or her death, the modified Pension Allowance shall be paid during the life of, and to, the surviving contingent annuitant who was nominated by the Participant by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when the O&R Participant elected the option.

2.	Joint and 50% Survivor Annuity A modified Pension Allowance payable during the O&R Participant’s life, with the provision that, after his or her death, a Pension Allowance at one half the rate of his or her modified Pension Allowance shall be paid during the life of, and to, the surviving contingent annuitant who was nominated by him or her by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when he or she elected the option. This is the normal form of payment of the Normal Retirement Allowance for an O&R Participant who is married on his or her Annuity Starting Date, with the Participant’s spouse as contingent annuitant, as provided in Section 5.01(c).

3.

Joint and 100% Survivor Annuity with Pop-Up Feature A modified Pension Allowance payable during the O&R Participant’s life, with the provision that, on his or her death, it shall be paid during the life of, and to, the contingent annuitant nominated by him or her by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when he or she elected the option, if the contingent annuitant is surviving at the time of the O&R Participant’s death. If the

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designated contingent annuitant predeceases the O&R Participant, the Pension Allowance payable to the O&R Participant for months following the death of the contingent annuitant will increase to the Pension Allowance payable for the O&R Participant’s life with no further benefits payable following the O&R Participant’s death.

4.	Joint and 50% Survivor Annuity With Pop-Up Feature A modified Pension Allowance payable during the O&R Participant’s life, with the provision that after his or her death a Pension Allowance at one-half the rate of his or her modified Pension Allowance will be paid during the life of, and to, the contingent annuitant nominated by him or her by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when he or she elected the option, if the contingent annuitant is surviving at the time of the O&R Participant’s death. If the designated contingent annuitant predeceases the O&R Participant, the Pension Allowance payable to the O&R Participant for months following the death of the contingent annuitant will increase to the Pension Allowance payable for the O&R Participant’s life with no further benefits payable following the O&R Participant’s death.

5.	Joint and 75% Survivor Annuity A modified (reduced) Pension Allowance payable during the O&R Participant’s life, with the provision that, on his or her death, 75% of the modified Pension Allowance shall be paid during the life of, and to, the surviving contingent annuitant who was nominated by the Participant by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when the O&R Participant elected the option.

6.

Joint and 75% Survivor Annuity With Pop-Up Feature A modified (reduced) Pension Allowance payable during the O&R Participant’s life, with the provision that after his or her death a Pension Allowance at 75%

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the rate of his or her modified Pension Allowance will be paid during the life of, and to, the contingent annuitant nominated by him or her by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when he or she elected the option, if the contingent annuitant is surviving at the time of the O&R Participant’s death. If the designated contingent annuitant predeceases the O&R Participant, the Pension Allowance payable to the O&R Participant for months following the death of the contingent annuitant will increase to the Pension Allowance payable for the O&R Participant’s life with no further benefits payable following the O&R Participant’s death.

7.	Option Forms Use of Actuarial Tables The optional forms of benefit amounts set forth for an O&R Participant will be calculated in accordance with the actuarial tables in Appendix A, Section A-2, Tables A through F.

5.03	Election of Options

a. No Consent for Certain Options A married Participant’s election of any option is effective only if Spousal Consent to the election is received by the Plan Administrator. However, Spousal Consent is not required if:

1.	the option provides for monthly payments to his or her spouse for life after the Participant’s death, in an amount equal to at least 50% but not more than 100% of the monthly amount payable under the option to the Participant, and

2.	the option is no greater than the Actuarial Equivalent of the qualified joint and survivor annuity.

b. Written Explanation or Consent Each Employer shall furnish to each Participant a written explanation in non-technical language of the terms and conditions of the Pension Allowance payable to the Participant in the applicable normal and optional forms of Pension Allowance to the Participant. Such explanation shall include a general description of the eligibility conditions for, and

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the material features and amounts payable under, the optional forms of Pension Allowance under the Plan, any rights the Participant may have to defer commencement of his or her Pension Allowance, the requirement for Spousal Consent, if applicable, as provided in paragraph (a) above, and the right of the Participant to make, and to revoke, elections. For explanations given in Plan Years beginning January 1, 2007, the notice will include a description of how much larger benefits will be if the commencement of distribution of a Participant’s Pension Allowance is deferred until normal retirement date.

c. CECONY Weekly Participant – 1 Special Rules In addition to the explanation provided above, an Employer will furnish to each CECONY Weekly Participant –1 a written explanation in non-technical language of the terms and conditions of the actuarial equivalent forms of Pension Allowances. In particular, the Employer will give each CECONY Weekly Participant –1 a written notice explaining (i) the spouse’s death benefit provisions, (ii) the financial effect thereof and the Participant’s right to elect to waive such coverage, (iii) the necessity of the spouse’s consent and acknowledgment in order to validate the Participant’s election, and (iv) the right of the CECONY Weekly Participant –1 to make, and the effect of, a revocation of the waiver of the spouse’s death benefit.

A CECONY Weekly Participant –1 may elect to waive coverage of the spouse’s death benefit and avoid the adjustments made for coverage for the spouse’s death benefit protection. The election to waive coverage must be made by delivery of a properly completed written notice of such election to the Plan Administrator. Such election must be in the form prescribed by or acceptable to the Plan Administrator, and will be effective only upon filing with and acknowledgment of receipt by the Plan Administrator. Spousal consent is not necessary if it is established to the satisfaction of the Plan Administrator that such consent cannot be obtained because there is no spouse; the spouse cannot be located; or there exist other reasons as may be prescribed in regulations of the

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Secretary of the Treasury. An election to waive the spouse’s death benefit coverage, in order to be valid, must have the signed written consent of the Participant’s spouse and must specifically acknowledge the effect of the waiver election as well as the specific designation of someone other than his or her spouse as Beneficiary. The spouse’s signature to such consent and acknowledgment must be witnessed by the Plan Administrator or a Plan Administrator’s delegate, or must be notarized by a notary public. Any consent by a spouse (or establishment that the spouse’s consent cannot be obtained) shall be effective only with respect to such spouse, to such optional form, and to such designated alternate beneficiary.

Any such waiver election may be revoked by written notice of the CECONY Weekly Participant –1 delivered to the Plan Administrator prior to his or her Annuity Starting Date. In all cases, the elections to waive coverage and the revocations of such elections shall be prospective only, effective upon filing with and acknowledgement of receipt by the Plan Administrator.

d. Timing for Giving Notice Each Employer shall provide the written explanation required by this Section 5.03 no more than 90 days and no less than 30 days prior to the Participant’s Annuity Starting Date. A Participant’s Annuity Starting Date may not occur less than 30 days after receipt of the notice. An election for an optional form shall be made on a form provided by the Plan Administrator and must be made during the 90-day period ending on the Participant’s Annuity Starting Date, but not prior to the date the Participant receives such written explanation.

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e. Cash Out Special Timing Notwithstanding the timing requirements for notices and elections regarding Surviving Spouse’s death benefits or joint and survivor annuities, a CECONY Participant, other than a Rule of 75 CECONY Participant, may, after having received the written explanation, affirmatively elect to have his or her benefit commence, or to receive his or her benefit in the form of a Cash Out, as applicable, sooner than 30 days following his or her receipt of the written explanation provided all of the following requirements are met:

1. the Plan Administrator clearly informs the Participant that he or she has a period of at least 30 days after receiving the explanation to decide when to have his or her benefits begin and, if applicable, to choose a particular optional form of payment;

1.	the Participant affirmatively elects a date for his or her benefits to begin and, if applicable, an optional form of payment, after receiving the explanation;

2.	the Participant is permitted to revoke his or her election until the later of his or her Annuity Starting Date or seven days following the day he or she received the explanation;

3.	payment does not commence less than seven days following the day after the explanation is received by the Participant; and

4.	the Participant’s Annuity Starting Date is after the date the explanation is provided.

f. Revocation An election of an option may be revoked on a form provided by the Plan Administrator, and subsequent elections and revocations may be made at any time and from time to time during the election periods. An election of an optional form of benefit shall be effective on the Participant’s Annuity Starting Date and may not be modified or revoked after his or her Annuity Starting Date unless he or she is a CECONY Weekly Participant-1 and is revoking his or her waiver of the Spousal benefits as explained above. A revocation of any election shall be effective when the completed form is filed with the Plan Administrator. If a Participant who within the applicable time period, has elected, an optional form of benefit dies before the date the election of the option becomes effective, the election shall be given effect. If the Beneficiary designated under an option dies before the date the election of the option becomes effective, the election shall be revoked.

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5.04	Commencement of Payments

a. Except as otherwise provided in Article 4 or this Article 5, payment of a Participant’s Pension Allowance will begin as soon as administratively practicable following the latest of (i) the Participant’s 65th birthday, (ii) the fifth anniversary of the date on which he or she became a Participant, or (iii) the date he or she has a severance, (but not more than 60 days after the close of the Plan Year in which the latest of (i), (ii) or (iii) occurs).

b. In all cases, payment of any Participant’s Pension Allowance will begin no later than April 1 of the year following the later of the year in which he or she attains age 70 1⁄2 or terminates employment. In the case of a Participant who is a 5% owner, his or her “Required Beginning Date” means the April 1st of the calendar year following the calendar year in which he or she attains age 70  1⁄2. For purposes of Code Section 401(a)(9), a 5% owner is defined in Code Section 416 with respect to the Plan Year in which the Employee attains age 70  1⁄2.

5.05	Distribution Limitation

a. All distributions from this Retirement Plan will conform to the regulations issued under Code Section 401(a)(9), including the incidental death benefit provisions of Code Section 401(a)(9)(G). Further, such regulations shall override any plan provision that is inconsistent with Code Section 401(a)(9). Any and all distributions from the Retirement Plan will be consistent and in compliance with Treasury Regulations issued and published in April 2002 and June 2004. If Treasury Regulations are published in the future under Code Section 401(a)(9), the Retirement Plan will ensure that all distributions conform to subsequent changes or modifications. The life expectancies of Participants and their spouses shall not be recalculated.

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b. In order to satisfy Code section 401(a)(9), distributions of the Participant’s entire interest, if not in a single sum, must be paid in the form of periodic annuity payments for the Participant’s life (or the joint lives of the Participant and Beneficiary) or over a period certain that does not exceed the maximum length of the period certain determined in accordance with Section 1.401(a)(9)-6, A-3 of the Treasury Regulations. The interval between payments for the annuity must be uniform over the entire distribution period and must not exceed one year. Once payments have commenced over a period, the period may be changed only in accordance with Section 1.401(a)(9)-6, A-13. Annuity payments must satisfy the minimum distribution incidental benefit requirements. Except as otherwise provided, all payments must be non-increasing.

c. The annuity may be a life or joint and survivor annuity with a period certain if the life or lives, if applicable, and period certain each meet the requirements of Section 1.401(a)(9)-6. Annuity payments must commence on or before the Participant’s Required Beginning Date. The first payment, which must be made on or before the Participant’s Required Beginning Date, must be the payment which is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Similarly, in the case of distributions commencing after death in accordance with section 401(a)(9)(B)(iii) and (iv), the first payment, which must be made on or before the date determined under A-3(a) or (b) (whichever is applicable) of § 1.401(a)(9)-3, must be the payment which is required for one payment interval. Payment intervals are the periods for which payments are received, e.g., bimonthly, monthly, semi-annually, or annually. All benefit accruals as of the last day of the first Distribution Calendar Year must be included in the calculation of the amount of annuity payments for payment intervals ending on or after the employee’s Required Beginning Date.

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d. If the Participant’s interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary, annuity payments to be made on or after the Participant’s Required Beginning Date to the designated Beneficiary after the Participant’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant, using the table set forth in § 1.401(a)(9)-6, Q&A 2(c)(2), in the manner described in Q&A 2(c)(1), of the regulations, to determine the applicable percentage. If the form of distribution combines a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated Beneficiary after the expiration of the period certain.

5.06 Time and Manner Distributions if Participant Dies Before ASD If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begun being distributed, no later than as follows:

a. If the Participant’s Surviving Spouse is the sole Beneficiary, then, distributions will begin by December 31 of the year immediately following the year in which the Participant died, or if later, by December 31 of, the year in which the Participant would have attained age 70  1⁄2.

b. If the Surviving Spouse is not the beneficiary, then, distributions will begin by December 31 of the year immediately following the year in which the Participant died.

c. If there is no Beneficiary as of September 30 of the year following the year of the Participants death, the Participant’s entire interest will be distributed by December 31 of the year containing the fifth anniversary of the Participant’s death.

d. If the Surviving Spouse is the sole beneficiary and the Surviving Spouse dies after the Participant but before distributions are required to begin, this section will apply as if the Surviving Spouse were the Participant. For purposes of this

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section, distributions are considered to begin on the Participant’s Required Beginning date. Distributions are considered to begin on the date distributions are required to begin to the Surviving Spouse under section 5.06(a). If distributions under an annuity meeting the requirements of Code Section 401(a)(9) commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s Surviving Spouse before the date distributions are required to begin, the date distributions are considered to begin is the date distributions actually commence.

5.07 Forms of Distribution as Unless the Participant’s interest is distributed in a single sum on or before the Required Beginning Date, of the first Distribution Calendar Year distributions will be made in accordance with this Section. Any part of the Participant’s interest which is in the form of an individual account described in Code Section 414(k) of the Code will be distributed in a manner satisfying the requirements of Section 401(a)(9) of the Code and §1.401(a)(9) of the Treasury Regulations that apply to individual accounts.

If the Participant’s interest is to be paid in the form of an annuity, payments under the annuity must satisfy the following requirements:

a. the annuity distributions will be paid in periodic payments made at uniform intervals not longer than one year;

b. the distribution period will be over a life (or lives) or over a period certain not longer than the period described below;

c. once payments have begun over a period, the period will change only in accordance with this Section;

d. payments will either be nonincreasing or increase only as follows:

1.	by an annual percentage increase that does not exceed the percentage increase in an Eligible Cost-of-Living Index for a 12-month period ending in the year during which the increase occurs or a prior year;

2.	by a percentage increase that occurs at specified times and does not exceed the cumulative total of annual percentage increases in an Eligible Cost-of-Living Index since the Annuity Starting Date, or if later, the date of the most recent percentage increase;

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3.	by a constant percentage of less than 5 percent per year, applies not less frequently than annually;

4.	to the extent of the reduction in the amount of the Participant’s payments to provide for a survivor benefit, but only if there is no longer a survivor benefit because the Beneficiary whose life was being used to determine the distribution period dies or is no longer the Participant’s beneficiary pursuant to a qualified domestic relations order;

5.	to provide a final payment upon the Participant’s death not greater than the excess of the actuarial present value of the Participant’s accrued benefit calculated as of the Annuity Starting Date using the IRS interest rate and the IRS Mortality Table over the total of payments before the Participant’s death;

6.	to allow a Beneficiary to convert the survivor portion of a joint and survivor annuity into a single sum distribution upon the Participant’s death; or

7.	to pay increased benefits that result from a plan amendment.

The amount that must be distributed on or before the Participant’s Required Beginning Date (or, if the Participant dies before distributions begin, the date distributions are required to begin) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. All of the Participant’s benefit accruals as of the last day of the first Distribution Calendar Year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant’s Required Beginning Date.

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Any additional benefits accruing to the Participant in a calendar year after the first Distribution Calendar Year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such benefit accrues.

If the Participant’s Pension Allowance is payable as a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary, annuity payments to be made on or after the Participant’s Required Beginning Date to the Beneficiary after the Participant’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant, using the table set forth in § 1.401(a)(9)-6, Q&A 2(c)(2), in the manner described in Q&A 2(c)(1), of the Treasury regulations, to determine the applicable percentage. If the form of distribution combines a joint and survivor annuity for the joint lives of the Participant and a nonspouse beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the Beneficiary after the expiration of the period certain.

The period certain for an annuity distribution commencing during the Participant’s lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in § 1.401(a)(9)-9, Q&A-2, of the Treasury regulations for the calendar year that contains the Annuity Starting Date. If the Annuity Starting Date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in § 1.401 (a)(9)-9, Q&A-2, of the Treasury regulations plus the excess of 70 over the age of the Participant as of the Participant’s birthday in the year that contains the Annuity Starting Date.

If the Participant dies after distribution of his or her interest begins in the form of an annuity meeting the requirements of this Section, the remaining portion of the Participant’s Pension Allowance will continue to be distributed over the remaining period over which distributions commenced.

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If the Participant dies before his or her Annuity Starting Date and there is a Beneficiary, the Participant’s entire interest will be distributed, beginning no later than the time described above for deaths before Annuity Starting Dates over the life of the Beneficiary or over a period certain not exceeding:

i.	unless the Annuity Starting Date is before the first Distribution Calendar Year, the life expectancy of the Beneficiary determined using the Beneficiary’s age as of the Beneficiary’s birthday in the calendar year immediately following the calendar year of the Participant’s death; or

ii.	if the Annuity Starting Date is before the first Distribution Calendar Year, the life expectancy of the Beneficiary determined using the Beneficiary’s age as of the Beneficiary’s birthday in the calendar year that contains the Annuity Starting Date.

If the Participant dies before his or her Annuity Starting Date and there is no Beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s Pension Allowance will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

If the Participant dies before the Annuity Starting Date, the Participant’s Surviving Spouse is the Participant’s sole Beneficiary, and the Surviving Spouse dies before distributions to the Surviving Spouse begin, this section will apply as if the Surviving Spouse were the Participant.

Payments made to a Participant’s surviving child until the child reaches the age of majority (or dies, if earlier) will be treated as if such payments were made to the Surviving Spouse to the extent the payments become payable to the

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Surviving Spouse upon cessation of the payments to the child. A child shall be treated as having not reached the age of majority if the child has not completed a specified course of education and is under the age of 26. In addition, a child who is disabled within the meaning of § 72(m)(7) when the child reaches the age of majority shall be treated as having not reached the age of majority so long as the child continues to be disabled.

5.07A Special Definitions Applicable to Required Distribution Dates and Required Minimum Distributions

Distribution Calendar Year means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to this Section.

Eligible cost-of-living index means an index described in paragraphs (b)(2), (b)(3) or (b)(4) of S 1.401(a)(9)-6, Q&A-14, of the Treasury regulations.

Life expectancy means Life Expectancy as computed by use of the Single Life Table in § 1.401(a)(9)-9 Q&A-1 of the Regulations.

Required beginning date means April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70  1⁄2 or the calendar year in which the Participant has a separation.

If the Participant dies before distributions are required to begin and there is a designated Beneficiary, the Participant’s entire interest will be distributed to the designated beneficiary by December 31st of the calendar year containing the fifth anniversary of the Participant’s death.

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5.08	Direct Rollover of Certain Distributions

a. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover.

b. Special definitions applicable in this Section:

An Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of the Distributee, except that an eligible rollover distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments made for the life, or life expectancy, of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated Beneficiary, or for a specified period of ten years or more; (b) any distribution that is required under Code Section 401(a)(9); (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); (d) and any distribution expected to total less than $200.

An Eligible Retirement Plan means: (a) an individual retirement account described in Code Section 408(a); (b) an individual retirement annuity described in Code Section 408(b): (c) an annuity plan described in Code Section 403(a) or 403(b); (d) a government plan described in Code Section 457; or (e) a qualified trust described in Code Section 401(a), that accepts the Distributee’s eligible rollover distribution. In the case of an Eligible Rollover Distribution to the Surviving Spouse, an Eligible Retirement Plan is solely an individual retirement account individual retirement annuity

A Distributee means an Employee: a former Employee, an Employee’s or former Employee’s Surviving Spouse, and an Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic

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relations order. Notwithstanding a contrary provision in the Retirement Plan, effective January 1, 2009, a Distributee also includes a non–spousal beneficiary so long as the non–spouse beneficiary is a designated beneficiary as defined in Code § 401(a)(9)(E). The non–spouse beneficiary can only be an individual or individual(s) and may not be the estate of the Participant. However, if a trust is designated as the beneficiary and the requirements of Treas. Reg. § 1.401(a)(9)-4 are met, the beneficiaries of the trust will be deemed to be designated beneficiaries rather than the trust. If the Participant dies before distributions have begun, and the Participant is single, a non-spousal rollover may be made. The non-spousal rollover must be made by the end of the year following the Participant’s death. If it is made in the year following the year of the Participant’s death, a minimum distribution must be made with respect to the year following the Participant’s death.

A Direct Rollover means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

In the event that the provisions of this Section 5.06 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Section or any applicable part thereof shall be ineffective without the necessity of further amendments to the Retirement Plan.

Effective as of March 28, 2005, this Plan does not permit mandatory distributions; that is distributions without the consent of the Participant, in any amount that exceeds $1,000. However, in the unlikely event a distribution in an amount exceeding $1,000 is made without the Participant’s consent and before the Participant attains the later of age 62 or Normal Retirement Age, and the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly, then the distribution will be paid in a direct rollover to an individual retirement plan designated by the Plan Administrator.

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Article VI

Contributions

6.01	Employers’ Contributions

It is the intention of the Company and the Employers to continue the Plan, make the contributions that are necessary to maintain the Plan on a sound actuarial basis and to meet the minimum funding standards prescribed by law. However, subject to the provisions of Article X, an Employer may discontinue its contributions for any reason at any time. Any Participant forfeitures shall be used to reduce the Employers’ contributions otherwise payable.

6.02	Return of Contributions

a. Employers’ contributions are conditioned upon their deductibility under Code Section 404. If all or part of the deductions are disallowed by the IRS, the portion of the contributions to which that disallowance applies will be returned to the Employers without interest, but reduced by any investment loss attributable to those contributions. The return will be made within one year after the date of the disallowance of the deduction.

b. The Employers may recover without interest the amount of their contributions to the Plan made on account of a mistake in fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions.

6.03	Non-Contributory Nature

No contributions by any Employee or Participant to the Retirement Plan shall be required or permitted hereunder.

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Article VII

Administration of Plan

7.01	Named Fiduciaries

a. The Board has appointed those persons who occupy the positions of Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer of CECONY as the Named Fiduciaries of the Plan. The Named Fiduciaries shall have the joint authority to control and manage the operation and administration of the Plan, including the appointment of the Plan Administrator. The Named Fiduciaries may, in their sole and absolute discretion, designate one or more committees or individuals to serve as the Plan Administrator or in other fiduciary capacities responsible for the management, operation and administration of the Plan and/or investment of the trust and the Plan assets. CECONY also may designate other persons who, upon acceptance of such designation, shall serve as Named Fiduciaries either instead of or in addition to those holding the aforementioned offices. Any such designation and acceptance shall be in writing and retained by the Plan Administrator.

Effective as of February 14, 2012, the Board of Trustees approved (1) removing, by title, the Chief Executive Officer as a Named Fiduciary; (3) renaming the “Named Fiduciaries” to the Named Fiduciary Committee; and (4) adding by title, the “Vice President – Human Resources,” or any successor title/position will be a Named Fiduciary.

b. The Named Fiduciaries may allocate fiduciary responsibilities among themselves, and may designate other persons to carry out fiduciary responsibilities, other than those granted to the Trustee under the trust agreement adopted for use in implementing the Plan, in accordance with the following procedure:

1.	The Chief Executive Officer of CECONY shall allocate fiduciary responsibilities among the Named Fiduciaries in writing, and the acceptance of such responsibilities by the Named Fiduciaries shall be in

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writing. Any designation by a Named Fiduciary of persons to carry out fiduciary responsibilities, other than those granted to the Trustee under the trust agreement adopted for use in implementing the Plan, shall be in writing, a copy of which shall be delivered to the designee, and shall specify the fiduciary responsibilities to be carried out by the designee. Written notice of any such designation shall be given to all other Named Fiduciaries by the Named Fiduciary making the designation. Any such allocations, acceptances and designations shall be retained by the Plan Administrator.

2.	A Named Fiduciary, or a fiduciary designated by a Named Fiduciary, may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

3.	One or more of the Named Fiduciaries may direct the Trustee to invest all or any part of the trust fund held by the Trustee in investments consistent and in accordance with the Plan’s investment policy, including but not limited to, investments in insurance policies and contracts, including group annuity contracts, and in tax-exempt group trusts, and from time to time to liquidate any such investment in whole or in part.

4.	The Named Fiduciaries shall have the powers granted to them under the trust agreement adopted for use in implementing the Retirement Plan.

7.02	Duties of Plan Administrator

a. The Plan Administrator shall have such duties and powers as may be necessary to discharge its duties hereunder, including but not by way of limitation, the following:

1.	to authorize any agent to execute or deliver any instrument or make any payment on its behalf;

2.	to retain counsel, employ agents and provide for such clerical, accounting, actuarial and consulting services as it may require in carrying out the provisions of the Plan;

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3.	to delegate to other persons all or such portion of its duties under the Retirement Plan, other than those granted to the Trustee under the trust agreement adopted for use in implementing the Retirement Plan, as the Plan Administrator, in his or her sole discretion, shall decide and in accordance with ERISA Section 405;

4.	to decide all claims and questions of eligibility, and determine the amount, manner and time of payment of any benefit hereunder, and to construe and interpret the Plan or other plans as may be necessary in conjunction herewith;

5.	to make and enforce such rules and regulations as the Plan Administrator deems necessary or proper for the efficient administration and operation of the Plan;

6.	to prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

7.	to exercise such authority and responsibility, and perform such duties, as may be required in order to comply with ERISA and governmental regulations issued there under regarding records of Participants’ service, accrued benefits, and non-forfeitable benefits under the Plan;

8.	to provide notifications to Participants, and file such annual reports as shall be required with the IRS, the Department of Labor and the Pension Benefit Guaranty Corporation;

9.	to receive and review the annual actuarial valuation of the Plan made by the actuary, and the regular reports of the Trustee regarding the financial condition, receipts and disbursements of the trust fund;

10.	to furnish to the Employers, upon request, such annual reports with respect to the administration of the Retirement Plan as are reasonable and appropriate;

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11.	to receive service of legal process, as agent for the Plan; and

12.	to authorize the payment of reasonable and necessary expenses for the administration and operation of the Retirement Plan.

b. The Plan Administrator shall have the authority to amend the Plan as follows:

1.	in accordance with action by the Board, to amend Appendix B to specify that an Affiliate will become an Employer and to provide for any special terms and conditions applicable to Participants employed by the Employer;

2.	to amend Appendix E to specify the method for determining and to determine the amount payable from the 401(h) Account for benefits under the Retiree Health Retirement Plan, pursuant to and for purposes of Section 12.06; and

3.	to adopt certain amendments to the Retirement Plan, which are (a) required or desirable in order to implement corporate transactions such as mergers, acquisitions and divestitures; (b) required, necessary or recommended for compliance with ERISA, the Code or other laws; or (c) necessary or desirable for uniform or efficient administration. In all cases, any amendment(s) adopted by the Plan Administrator shall neither materially nor significantly increase the Employers’ or the Company’s obligations or adversely affect or reduce the accrued benefits of Participants.

Any amendment adopted by the Plan Administrator pursuant to this Section shall be in writing and shall be effective as of the date specified by the Plan Administrator.

7.03	Meetings

The Plan Administrator will hold meetings upon such notice, at such place or places, and at such time or times as the Plan Administrator may from time to time determine.

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7.04	Compensation and Bonding

The Named Fiduciaries and the Plan Administrator will not receive any compensation from the Retirement Plan for their services as such, and no bond or other security need be required of them in those capacities in any jurisdiction.

7.05	Establishment of Rules

Subject to the limitations of the Retirement Plan, the Plan Administrator from time to time will establish rules for the administration of the Plan and the transaction of business. The Plan Administrator has discretionary authority to interpret the Plan and to make factual determinations including but not limited to, determination of an individual’s eligibility for Plan participation, the right and amount of any benefit payable under the Plan and the date on which any individual ceases to be a Participant. The determination of the Plan Administrator as to the interpretation of the Plan or any disputed question shall be conclusive and final to the extent permitted by applicable law. The Plan Administrator, however, shall have no power to add to, subtract from or modify any of the terms of the Retirement Plan, or to change or add to any benefits provided by the Retirement Plan, or to waive or fail to apply any requirements of eligibility for a pension under the Retirement Plan.

7.06	Prudent Conduct

The Named Fiduciaries and Plan Administrator will use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in a similar situation.

7.07	Actuary

As an aid to the Employers in determining the amount of contributions payable to the Retirement Plan, the actuary designated by the Named Fiduciaries or the Plan Administrator will make annual actuarial valuations of the assets and liabilities of the Retirement Plan, and will submit to the Plan Administrator the rates of contribution which it recommends for use.

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7.08	Maintenance of Accounts

The Plan Administrator will maintain accounts showing the fiscal transactions of the Plan and will keep in convenient form such data as may be necessary for actuarial valuations of the Retirement Plan.

7.09	Service in More Than One Fiduciary Capacity

Any individual, entity or group of persons may serve in more than one fiduciary capacity with respect to the Plan and/or the funds of the Retirement Plan.

7.10	Limitation of Liability

The Company, the members of its board of directors, the Employers and the members of their board of trustees or directors, the Named Fiduciaries, the Plan Administrator, and any officer, employee or agent of the Company or an Affiliate shall not incur any liability individually or on behalf of any other individuals for any act, or failure to act, made in good faith in relation to the Plan or the funds of the Retirement Plan. However, this limitation does not act to relieve any such individual or the Company or any Affiliate from a responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title I of ERISA.

7.11	Indemnification

The Company, the members of its board of directors, the Employers and the members of their board of trustees or directors, the Named Fiduciaries, the Plan Administrator, and any officer, employee or agent of the Company or an Affiliate are indemnified against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the funds of the Retirement Plan, including, without limitation, expenses reasonably incurred in the defense of any claim relating to the Plan or the funds of the Retirement Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Retirement

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Plan, except for actions or failures to act made in bad faith or which constitute a breach of fiduciary duty. The foregoing indemnification is from the funds of the Retirement Plan to the extent of those funds and to the extent permitted under applicable law; otherwise from the general assets of the Employers. The provisions are in addition to any other indemnification provision otherwise provided to any such individual by the Company or an Affiliate, provided that there is no duplication of benefits under this Section 7.11 and any such other provision.

7.12	Appointment of Investment Manager

The Board of Trustees, in its sole discretion, determines the investment policy for the Retirement Plan. However, the Named Fiduciary Committee may, in its sole discretion, and in accordance with the investment policy, appoint one or more investment managers to manage the assets of the Plan (including the power to acquire and dispose of all or part of such assets) as the Named Fiduciary designates. In that event, the authority over and responsibility for the management of the assets so designated is the sole responsibility of that investment manager.

For purposes of this Article, the term “investment manager” means an individual firm, or entity who:

a. has the power to manage, acquire or dispose of any asset of the Plan;

b. is (i) registered as an investment advisor under the Investment Advisors Act of 1940, (ii) a bank, as defined in that Act, or (iii) an insurance company qualified to perform services described in paragraph (a) above; and

c. has acknowledged in writing that he, she or it is a fiduciary with respect to the Plan.

7.13	Expenses of Administration

All reasonable expenses that arise in connection with the administration of the Plan, including but not limited to the compensation of the Trustee, administrative expenses and proper charges and disbursements of the Trustee

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and reasonable compensation and other expenses and charges of any enrolled actuary, counsel, accountant, specialist, or other person who has been retained by the Employers, Named Fiduciaries or Plan Administrator in connection with the administration thereof, will be paid from the funds of the Plan held by the Trustee under the trust agreement adopted for use in implementing the Plan, to the extent not paid by the Employers. So long as such reimbursement is in accordance with Department of Labor Regulation 29 CFR 2550.408c-2(b)(3), the funds of the Plan may also reimburse the Employers for compensation paid by the Employers to employees of the Employers who perform services to the Plan.

7.14	Claims and Review Procedures

a. Applications for benefits and inquiries concerning the Plan (or concerning present or future rights to benefits under the Plan) must be submitted in writing to the Plan Administrator. An application for benefits must be submitted on the prescribed form and signed by the Participant or, in the case of a benefit payable after his or her death, by his or her Beneficiary, or a duly authorized legal representative.

b. In the event that an application for benefits is denied in whole or in part, the Plan Administrator will notify the Participant or Beneficiary in writing of the denial and of the right to review of the denial. The written notice will set forth, in a manner calculated to be understood by the Participant or Beneficiary, specific reasons for the denial, specific references to the provisions of the Plan on which the denial is based, a description of any information or material necessary for the Participant or Beneficiary to perfect the application, an explanation of why the material is necessary, and an explanation of the review procedure under the Retirement Plan. The written notice from the Plan Administrator will be given to the Participant or Beneficiary within a reasonable period of time, not more than 90 days, after the Plan Administrator received the initial application, unless special circumstances require further time for processing and the Participant or Beneficiary is advised of the need

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and reason for the extension within the first 90-day period. The Participant or Beneficiary will also be informed of the date by which the Plan Administrator expects to render the decision. In no event will the initial decision be given more than 180 days after the Plan Administrator received the application. The Plan Administrator has the authority to act with respect to any appeal from a denial of benefits or a determination of benefit rights.

c. A Participant or Beneficiary whose application for benefits was denied in whole or part, or the Participant or Beneficiary’s duly authorized representative, may appeal the denial by submitting to the Plan Administrator a request for a review of the application within 60 days after receiving written notice of the denial from the Plan Administrator. The Plan Administrator will give the Participant or Beneficiary or his or her representative an opportunity to review pertinent materials, other than legally privileged documents, in preparing the request for a review. The request for a review must be in writing and addressed to the Plan Administrator. The request for a review shall set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant deems pertinent. The Plan Administrator may require the Participant or Beneficiary to submit such additional facts, documents or other materials as it may deem necessary or appropriate in making its review.

d. The Plan Administrator will act on each request for a review within 60 days after receipt, unless special circumstances require further time for processing by the Plan Administrator and the Participant or Beneficiary is advised of the need and reason for the extension. In no event will the decision on review be rendered more than 120 days after the Plan Administrator received the request for a review. The Plan Administrator will give prompt written notice of its decision to the Participant or Beneficiary. In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will set forth, in a manner calculated to be understood by the Participant or Beneficiary, the specific reasons for

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the decision and specific references to the provisions of the Plan on which the decision is based. The Plan Administrator has discretionary authority to administer the Plan, including interpreting the terms, determining eligibility for, entitlement to and amount of benefits under the Plan, determining any facts and resolving any questions relevant to administration of the Plan and remedying and correcting any ambiguities, inconsistencies or omissions in the Retirement Plan. Any action taken by the Plan administrator pursuant to such discretionary authority shall be conclusive and binding on all Participants, Beneficiaries and others.

e. The Plan Administrator shall adopt such rules, procedures and interpretations of the Plan as deemed necessary or appropriate in carrying out the Plan Administrator responsibilities under this Section 7.14.

f. No legal action for benefits under the Plan may be brought unless and until the Participant, Beneficiary claimant:

1.	has submitted a written application for benefits in accordance with this Section,

2.	has been notified by the Plan Administrator that the application is denied,

3.	has filed a written request for a review of the application in accordance with this Section, and

4.	has been notified in writing that the Plan Administrator has affirmed the denial of the application;

provided, however, that legal action may be brought after the Plan Administrator has failed to take any action on the claim within the time prescribed by above.

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Article VIII

Management of Funds

8.01	Trustee

All the funds of the Plan shall be held by a Trustee appointed from time to time by the Board under a trust instrument adopted, or as amended, by CECONY for use in providing the benefits of the Plan and paying its expenses not paid directly by the Employers. The assets of the Plan may be commingled by the Trustee with the assets of another qualified defined benefit plan maintained by an Affiliate; provided, however, that there shall be separate accounting for the beneficial interest of each such plan in the commingled assets. The beneficial interest of the trust fund under the Plan will be applied solely in accordance with the Plan and shall not be available to provide benefits under any other qualified defined benefit plan or for any other purpose. Expenses and taxes, to the extent paid from the commingled trust assets, will be equitably divided between the trust fund under the Plan and the trust fund under any other qualified defined benefit plan.

8.02	Exclusive Benefit Rule

Except as otherwise provided in the Plan, no part of the corpus or income of the funds of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan and paying Plan expenses not otherwise paid by the Employers, before the satisfaction of all liabilities with respect to them. No person has any interest in or right to any part of the earnings of the funds of the Plan, or any right in, or to, any part of the assets held under the Plan, except as and to the extent expressly provided in the Plan.

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Article IX

General Provisions

9.01	Nonalienation

a. Except as required by any applicable law, or by paragraph (c), no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment may be made in accordance with the provisions of any judgment, decree, or order which creates for, or assigns to, a spouse, former spouse, child or other dependent of a Participant the right to receive all or a portion of the Participant’s benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that spouse, child or dependent, and:

1.	is made pursuant to a State domestic relations law,

2.	does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and

3.	otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a qualified domestic relations order (“QDRO”), as determined by the Plan Administrator. The Plan shall have written procedures in effect for determining whether an order is a QDRO and, if so, for administering distributions under QDROs. The procedures shall notify each person, specified in the order who is entitled to payment of benefits under the Plan, of such procedures.

Notwithstanding the foregoing, a Participant whose benefit is in current pay status may elect to make a voluntary and revocable assignment of such benefit, not to exceed 10% of any benefit payment, provided the assignment is not for the purpose of defraying administrative costs.

b. If the present value of any series of payments under a QDRO amounts to $5,000 or less, or beginning for distributions after March 28, 2005, $1,000, a lump sum payment that is the Actuarial Equivalent, determined in the manner described in Section 5.01, shall be made in lieu of the series of payments.

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c. A Participant’s benefits under the Plan will be offset by the amount the Participant is required to pay to the Plan under the circumstances set forth in Code Section 401(a)(13).

d. If an overpayment has been made to a Participant, a Beneficiary, or any other person, the Plan Administrator is entitled to and will seek full recoupment and reimbursement of the overpayment. In the event a Participant or Beneficiary or any other person who received an overpayment is receiving a Pension Allowance, the Plan Administrator and the Plan will reduce his or her future Pension Allowance by the amount of the overpayment. An overpayment is an amount of Pension Allowance that exceeds the Pension Allowance to which the Participant is entitled. Under no circumstances, and for no reason, is the Participant or whoever received or is receiving an overpayment entitled to the overpayment. The Plan Administrator and the Plan have a legal obligation and responsibility to recoup all overpayments.

9.02	Conditions of Employment Not Affected by Plan

The establishment of the Plan does not confer any legal rights upon any Employee or other person for a continuation of employment, nor does it interfere with the right of the Employers (which right is hereby reserved) to discharge any Employee and to treat him or her without regard to the effect which that treatment might have upon him or her as a Participant or potential Participant in the Plan.

9.03	Facility of Payment

If the Plan Administrator finds that a Participant or other person entitled to a benefit is unable to care for his or her affairs because of illness or accident or because he or she is a minor, the Plan Administrator may direct, in his or her sole discretion, that any benefit due him or her, unless claim has been made for the benefit of the Participant by a duly appointed legal representative, be paid to his

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or her spouse, a child, a parent or other blood relative, or to a person with whom he or she resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit. Furthermore, if the Plan Administrator receives from a Participant a power of attorney valid under state law, the Plan Administrator will comply with the instructions of the named attorney to the extent that the Plan Administrator would comply with such instructions if given by the Participant and such instructions are consistent with the power of attorney.

9.04	Information

Each Participant or other person entitled to a benefit, before any benefit will be payable to him or her or on his or her account under the Plan, must file with the Plan Administrator information that the Plan Administrator requires to establish the Participant’s or other person’s rights and benefits under the Plan.

9.05	Top-Heavy Provisions

a. The following definitions apply to the terms used in this Section:

1.	“applicable determination date” means the last day of the preceding Plan Year;

2.

“top-heavy ratio” means the ratio of (A) the present value of the cumulative accrued benefits under the Plan for key employees to (B) the present value of the cumulative accrued benefits under the Plan for all key employees and non-key employees; provided, however, that if an individual has not performed services for the Company or Affiliate at any time during the 5-year period ending on the applicable determination date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account. Effective for Plan Years beginning in 2002 and thereafter, the phrase “one –year period” is substituted for the phrase “five –year period” each place it appears in this definition. In the case of a distribution made for a reason other than separation from service, death, or disability, the look –back period shall

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continue to mean the five –year period. The accrued benefits and accounts of any individual who has not performed services for the Company or Affiliate during the one –year period ending on the determination date will not be taken into account for purposes of calculating the Top –Heavy Ratio. Effective for Plan Years beginning after December 31, 2001, in the case of a distribution made for a reason other than severance from employment, death, or disability, the look-back period shall continue to mean the five-year period.;

3.	“applicable valuation date” means the date within the preceding Plan Year as of which annual Plan costs are or would be computed for minimum funding purposes;

4.	“key employee” means an employee who is in a category of employees determined in accordance with the provisions Code Section 416(i)(1) and (5) and any regulations there under, and, where applicable, on the basis of the Employee’s remuneration which, with respect to any Employee, shall mean the wages, salaries and other amounts paid in respect of such Employee by the Company or an Affiliate for personal services actually rendered, determined before any pre-tax contributions under a “qualified cash or deferred arrangement” (as defined under Code Section 401(k) and its applicable regulations) or under a “cafeteria plan” (as defined under Code Section 125 and its applicable regulations), and shall include, but not by way of limitation, bonuses, overtime payments and commissions; and shall exclude deferred compensation, stock options and other distributions which receive special tax benefits under the Code;

5.	“non-key employee” means any employee who is not a key employee;

6.

“average remuneration” means the average annual remuneration of a Participant for the five consecutive years of his or her Vesting Service during which he or she received the greatest aggregate remuneration, as

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limited by Code Section 401(a)(17), from the Company or an Affiliate, excluding any remuneration for service after the last Plan Year with respect to which the Plan is top-heavy;

7.	“required aggregation group” means each other qualified plan of the Company or an Affiliate (including plans that terminated within the five-year period ending on the determination date) in which there are members who are key employees or which enables the Plan to meet the requirements of Code Section 401(a)(4) or 410; and

8.	“permissive aggregation group” means each plan in the required aggregation group and any other qualified plan(s) of the Company or an Affiliate in which all members are non-key employees, if the resulting aggregation group continues to meet the requirements of Code Sections 401(a)(4) and 410.

b. For purposes of this Section, the Plan shall be “top-heavy” with respect to any Plan Year beginning on or after January 1, 1984, if as of the applicable determination date the top-heavy ratio exceeds 60%. The top-heavy ratio shall be determined as of the applicable valuation date in accordance with Code Section 416(g)(3) and (4)(B) on the basis of the 1983 Group Annuity Mortality Table and an interest rate of 5 1⁄2% per year compounded annually. For purposes of determining whether the Plan is top-heavy, the present value of accrued benefits under the Plan will be combined with the present value of accrued benefits or account balances under each other plan in the required aggregation group, and, in the Employer’s discretion, may be combined with the present value of accrued benefits or account balances under any other qualified plan(s) in the permissive aggregation group. The accrued benefit of a non-key employee under the Plan or any other defined benefit plan in the aggregation group shall be (i) determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company or an Affiliate, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule described in Code Section 411(b)(1)(C).

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c. The following provisions shall be applicable to Participants for any Plan Year with respect to which the Plan is top-heavy:

1.	In lieu of the vesting requirements specified in Section 4.05, a Participant shall be vested in, and have a non-forfeitable right to, a percentage of his or her accrued benefit, as set forth in the following vesting schedule:

Years of Vesting Service	Percentage Vested

Less than 2 years	0%
2 years	20%
3 years	40%
4 years	60%
5 years	100%

2.	The accrued benefit of a Participant who is a non-key employee shall not be less than 2% of his or her average remuneration multiplied by the number of years of his or her Vesting Service, not in excess of 10, during the Plan Years for which the Plan is top-heavy. That minimum benefit shall be payable at a Participant’s Normal Retirement Date. If payments commence at a time other than the Participant’s Normal Retirement Date, the minimum accrued benefit shall be the Actuarial Equivalent of that minimum benefit.

3.	The multiplier “1.25” in Code Sections 415(e)(2)(B)(i) and (3)(B)(i) shall be reduced to “1.0”, and the dollar amount “$51,875” in Code Section 415(e)(6)(B)(i)(I) shall be reduced to “$41,500”.

d. If the Plan is top-heavy with respect to a Plan Year and ceases to be top-heavy for a subsequent Plan Year, the following provisions shall be applicable:

1.	The accrued benefit in any such subsequent Plan Year shall not be less than the minimum accrued benefit provided in paragraph (c)(ii) above, computed as of the end of the most recent Plan Year for which the Plan was top-heavy.

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2.	If a Participant has completed three years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting schedule set forth in paragraph (c)(i) above shall continue to be applicable.

3.	If a Participant has completed at least two, but less than three, years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting provisions of Section 4.05 shall again be applicable; provided, however, that in no event shall the vested percentage of a Participant’s accrued benefit be less than the percentage determined under paragraph (c)(i) above as of the last day of the most recent Plan Year for which the Plan was top-heavy.

9.06	Construction

a. The Plan shall be construed, regulated and administered under ERISA as in effect from time to time, and the laws of the State of New York, except where ERISA controls.

b. The titles and headings of the Articles and Sections in this Plan are for convenience only. In case of ambiguity or inconsistency, the text rather than the titles or headings shall control.

9.07	Prevention of Escheat

If the Plan Administrator cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, the Plan Administrator may, no earlier than three years from the date such payment is due, mail a notice of such due and owing payment to the last known address of such person as shown on the records of the Plan Administrator or the Employer. If such person has not made written claim therefore within three months of the date of the mailing, the Plan Administrator may, if it so elects and upon receiving advice from counsel to the

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Plan, direct that such payment and all remaining payments otherwise due such person be cancelled on the records of the Plan and the amount thereof applied to reduce the contributions of the Employer. Upon such cancellation, the Plan has no further liability therefore except that, in the event such person or his or her Beneficiary later notifies the Plan Administrator of his or her whereabouts and requests the payment or payments due to him or her under the Plan, the amount so applied will be paid to him or her in accordance with the provisions of the Plan, without interest.

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Article X

Amendment, Merger and Termination

10.01	Amendment of Plan

a. CECONY, by action of its Board, or pursuant to authority granted by its Board, reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate, to amend in whole or in part any or all of the provisions of the Plan. However, no amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of persons entitled to benefits under the Plan, before the satisfaction of all liabilities with respect to them. No amendment will be made which has the effect of decreasing the accrued benefit or reducing the nonforfeitable percentage of the accrued benefit of a Participant below the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective.

b. The Plan Administrator has the authority to amend the Plan to the extent and in the manner described in Section 7.02(b).

c. Notwithstanding the previous sections, a Participant’s Accrued Benefit, early retirement benefit, retirement – type subsidy or optional form of benefit may be reduced to the extent permitted under Code Section 412(d)(2), for Plan Years beginning after December 31, 2007, or to the extent permitted under Treasury Regulations Sections 1.411(d)(3) and 1.411(d)(4).

10.02	Merger, Consolidation, or Transfer

The Board may, in its sole discretion, merge this Plan with another qualified plan, subject to any applicable legal requirements. However, the Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the

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Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

10.03	Additional Participating Companies

a. With the consent of CECONY, an Affiliate may adopt this Plan for some or all of its Employees. Upon the effective date of the adoption of the Plan by an Affiliate, the Affiliate shall be an Employer and shall delegate all fiduciary and administrative responsibilities (including the appointment and removal of fiduciaries) under the Plan to the Named Fiduciaries and the Plan Administrator of the Plan. An Employer may adopt the Plan for some or all of its employees upon appropriate action by such Employer, and with the consent of CECONY, and the employees for whom the Plan is adopted shall be described in Appendix B to the Plan.

b. An Employer may terminate its participation in the Plan upon appropriate action. The funds of the Plan held on account of Participants in the employ of that Employer will be determined by the Plan Administrator and will be applied as provided in Section 10.04 if the Plan should be terminated, or will be segregated by the Trustee as a separate trust, pursuant to certification to the Trustee by the Plan Administrator, continuing the Plan as a separate plan for the employees of that company under which the board of directors of that company will succeed to all the powers and duties of the board of trustees, including the appointment of named fiduciaries.

10.04	Termination of Plan

CECONY, by action of its Board, may terminate the Plan for any reason at any time. In case of termination of the Plan, the rights of Participants to their benefits accrued under the Plan as of the date of the termination, to the extent then funded or protected by law, if greater, shall be nonforfeitable. The funds of

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the Plan shall be used for the exclusive benefit of persons entitled to benefits under the Plan as of the date of termination, except as provided in Section 6.02. However, any funds not required to satisfy all liabilities of the Plan for benefits because of erroneous actuarial computation will be returned to the Employers. In addition, after the satisfaction of all liabilities for benefits to which Participants and other persons may be entitled under the Plan, and satisfaction of all liabilities for expenses under by the Plan, in the event there are remaining plan assets, upon termination of the Plan, such excess assets shall revert to the Employers. The Plan Administrator will determine on the basis of actuarial valuation the share of the funds of the Plan allocable to each person entitled to benefits under the Plan in accordance with Section 4044 of ERISA, or corresponding provision of any applicable law in effect at the time. In the event of a partial termination of the Plan, the provisions of this Section will be applicable to the Participants affected by that partial termination.

10.05	Limitation Concerning Highly-Compensated Employees and Highly-Compensated Former Employees

a. The provisions of this Section shall apply (i) in the event the Plan is terminated, to any Participant who is a highly-compensated employee or highly-compensated former employee (as those terms are defined in Code Section 414(q)) of the Company or an Affiliate and (ii) in any other event, to any Participant who is one of the 25 highly-compensated employees or highly-compensated former employees of the Company or Affiliate with the greatest compensation in any Plan Year. The amount of the annual payments to any one of the Participants to whom this Section applies will not be greater than an amount equal to the annual payments that would be made on behalf of the Participant during the year under a single life annuity that is the Actuarial Equivalent of the sum of the Participant’s accrued benefit and the Participant’s other benefits under the Plan.

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b. If, (i) after payment of Pension Allowance or other benefits to any one of the Participants to whom this Section applies, the value of Plan assets equals or exceeds 110% of the value of current liabilities (as that term is defined in Code Section 412(l)(7)) of the Plan, (ii) the value of the accrued benefit and other benefits of any one of the Participants to whom this Section applies is less than 1% of the value of current liabilities of the Plan, or (iii) the value of the benefits payable to a Participant to whom this Section applies does not exceed the amount described in Code Section 411(a)(11)(A), the provisions of paragraph (a) above will not be applicable to the payment of benefits to such Participant.

c. If any Participant to whom this Section applies elects to receive a lump sum payment in lieu of his or her Pension Allowance and the provisions of paragraph (b) above are not met with respect to such Participant, the Participant will be entitled to receive his or her benefit in full provided he or she agrees to repay to the Plan any portion of the lump sum payment which would be restricted by operation of the provisions of paragraph (a), and shall provide adequate security to guarantee that repayment.

d. Notwithstanding paragraph (a) of this Section, in the event the Plan is terminated, the restriction of this Section is not applicable if the benefit payable to any highly-compensated employee and any highly-compensated former employee is limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

e. If it should subsequently be determined by statute, court decision acquiesced in by the Commissioner of Internal Revenue, or ruling by the Commissioner of Internal Revenue, that the provisions of this Section are no longer necessary to qualify the Plan under the Code, this Section shall be ineffective without the necessity of further amendment to the Plan.

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Article XI

Cost-Of-Living Adjustments

11.01	Eligibility-CECONY Participants

All Pension Allowances payable to CECONY Participants, other than a CECONY Local 3 Employee –1, under the Plan for the month of April in a calendar year which commenced prior to December 31 of the prior calendar year shall be eligible for an adjustment hereunder. In the case of an annuity payable to a Surviving Spouse of a retired CECONY Participant, other than a CECONY Local 3 Employee –1, the Surviving Spouse’s annuity shall be deemed to have commenced on the date the retired CECONY Participant’s Pension Allowance commenced. No CEI Participant or the Surviving Spouse or Beneficiary of a CEI Participant is eligible for a cost-of-living adjustment to his or her Cash Balance Account Pension Allowance.

11.02	Annual Adjustment-CECONY Participants

All eligible Pension Allowances of CECONY Participants, other than a CECONY Local 3 Employee –1, being paid from time to time under the Plan shall be increased annually by the percentage determined under Section 11.03. Such adjustment shall be made for the month of April each year and for each month thereafter, until further changed or terminated in accordance with provisions of this Plan.

11.03	Percentage of Adjustment-CECONY Participants

Each annual adjustment shall equal 75% of the percentage increase, rounded to the nearest 1/10 of one percent (0.001), in the Index specified in Section 11.05 for the preceding December over the Index for the next-preceding December; provided, however, that such annual adjustment shall not:

a. exceed 3%, or

b. be less than 0% of the eligible Pension Allowance.

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11.04	Limitation on Adjustments-CECONY Participants

No adjustment in a Pension Allowance provided under this Article XI may cause such Pension Allowance, as adjusted, to be greater than the product of (a) the amount of such Pension Allowance paid for the month of December 1986 or the later month in which the Pension Allowance commenced (“Commencement Month”), multiplied by (b) a fraction, the numerator of which shall be the Index for the December immediately preceding the month of April in which the adjustment is to be made, and the denominator of which shall be the Index for the December immediately preceding the Commencement Month. Any increase pursuant to this Article XI shall be reduced to the extent required to satisfy the limitation set forth in this Section 11.04.

11.05	Index-CECONY Participants

The Index to be used for purposes of this Article XI shall be the Consumer Price Index, All Urban Consumers – US City Average (“CPI-U”), as published by the United States Department of Labor. If at any time such Index is revised or discontinued, or if the Named Fiduciaries determine that a different index, device, or other form of measurement more accurately measures the impact of inflation on the purchasing power of retirees, the Named Fiduciaries may substitute such other index, device, or other form of measurement as they, in their discretion, determine to be appropriate.

11.06	Eligibility and Adjustment-O&R Participants

Beginning as of July 1 of the year for which the cumulative percentage change in the CPI-U, defined below, exceeds 20%, but not earlier than July 1, 1993, and as of each July 1 thereafter, the monthly Pension Allowance then being received by a retired O&R Participant, or a vested O&R Participant whose employment terminates after January 1, 1993, shall be increased by a pension benefit adjustment (“PBA”), not less than zero, determined by multiplying:

a. the gross monthly Pension Allowance as of the Annuity Starting Date, or as of June 1, 1993 for a retired O&R Participant whose Annuity Starting Date occurred prior to January 1, 1989, or in both cases such other gross monthly Pension Allowance, then being paid to the extent it is not a PBA under this Section 11.06, by

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b. a percentage (rounded to the nearest 100th of a percent) equal to 75% of the “cumulative percentage change” in the CPI-U for the year in excess of 20%, but not more than the applicable “cumulative maximum percentage,” as defined below.

c. an O&R Hourly Employee –1 is not entitled to a pension benefit adjustment. His or her Pension Allowance will be calculated and accrued without a pension benefit adjustment (cost-of-living-adjustment). The pension benefit adjustment also will not apply to the Eligible Spouse, Contingent Annuitant or Alternate Payee of an O&R Hourly Employee –1.

11.07	Eligible Spouse or Contingent Annuitant of O&R Participant

The monthly Pension Allowance being received by a Surviving Spouse, including a former spouse treated as the spouse under a QDRO, unless the QDRO provides otherwise, or a contingent annuitant under a joint and survivor annuity or contingent annuitant option with respect to a retired O&R Participant or vested O&R Participant whose employment terminates on or after January 1, 1993, shall be increased by a PBA, not less than zero, on July 1 of each year, beginning:

a. as of the July 1 coincident with or next following the spouse’s or contingent annuitant’s Annuity Starting Date if the retired O&R Participant or vested O&R Participant had previously received one or more PBAs under Section 11.06 above, or

b. as of the July 1, on or after July 1, 1993, of the year for which the “cumulative percentage change in the CPI-U” first exceeds 20%.

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11.08	Pension Benefit Adjustment Amount for Spouse or Contingent Annuitant of O&R Participant

a. The PBA for the spouse or contingent annuitant shall be calculated by multiplying the percentage in Section 11.06(ii) above, determined using the deceased Participant’s Annuity Starting Date, by the spouse’s or contingent annuitant’s gross monthly Pension Allowance as of the spouse’s or contingent annuitant’s Annuity Starting Date, or as of June 1, 1993 for a spouse or contingent annuitant whose Annuity Starting Date occurred prior to January 1, 1989, excluding any portion of such Pension Allowance which represents PBAs to the retired Participant’s or vested Participant’s Pension Allowance pursuant to Section 11.06 above.

b. The monthly O&R Surviving Spouse’s Pension Allowance, or O&R Spouse’s Death Benefit Allowance with respect to a vested O&R Participant whose employment terminates after January 1, 1993, then being received by a spouse, including a former spouse treated as the spouse under a QDRO unless the QDRO provides otherwise, shall be increased by a PBA, not less than zero, on July 1 of the year for which the “cumulative percentage change in the CPI-U” exceeds 20%, but not earlier than July 1, 1993, and as of each July 1 thereafter. The PBA shall be calculated by multiplying the percentage in Section 11.06(ii) above, determined using the spouse’s Annuity Starting Date, by the spouse’s gross monthly Pension Allowance, as of the spouse’s Annuity Starting Date, or June 1, 1993 for a spouse whose Annuity Starting Date occurred prior to January 1, 1989.

11.09	Pension Benefit Adjustment for Alternate Payee of an O&R Participant

a. The monthly Pension Allowance then being received by an alternate payee, within the meaning of ERISA Section 206(d) and Code Section 414(p), under a QDRO who does not otherwise share in an increase by reason of Section 11.06, Section 11.07 or Section 11.08 above, and is not subject to the exception in the last sentence hereof, shall be increased by a PBA, not less than zero, on each July 1 beginning

1.	as of the July 1 coincident with or next following the alternate payee’s Annuity Starting Date if the QDRO is effective after the O&R Participant’s Annuity Starting Date and the O&R Participant had previously received one or more PBAs under Section 11.06 above, or

2.	as of the first July 1, on or after July 1, 1993, of the year for which the “cumulative percentage change in the CPI-U” first exceeds 20%.

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b. The PBA shall be calculated by multiplying the percentage in Section 11.06(ii) above, determined using the alternate payee’s Annuity Starting Date if the QDRO is effective on or before the O&R Participant’s Annuity Starting Date and using the O&R Participant’s Annuity Starting Date if the QDRO is effective after the O&R Participant’s Annuity Starting Date, by the alternate payee’s gross monthly Pension Allowance as of the alternate payee’s Annuity Starting Date, or as of June 1, 1993 for an alternate payee whose Annuity Starting Date occurred prior to January 1, 1989, excluding any portion of such Pension Allowance which represents PBAs to the O&R Participant’s Pension Allowance pursuant to Section 11.06 above. This paragraph shall not apply if the QDRO states that the PBA shall not apply and further shall not apply in any event to any Pension Allowance paid with respect to a Vested O&R Participant whose employment terminated prior to January 1, 1993. For purposes of applying the provisions of Section 5.02(c)(3) and (4) which provide for the monthly Pension Allowance of a retired O&R Participant or vested O&R Participant to be increased after the death of the contingent annuitant, such increase, if made on a date other than a July 1, shall include the PBA which would have applied under paragraph (a) above if the retired O&R Participant or vested O&R Participant had been receiving the Pension Allowance as a single life annuity as of the immediately preceding July 1. A retired O&R Participant (including a O&R Participant who remains in service but has commenced his or her Allowance because of attainment of

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age 70-1/2) or a vested O&R Participant will be considered, for purposes of this Section only, to have multiple Annuity Starting Dates if the Pension Allowance as of the Annuity Starting Date is adjusted thereafter as a result of future Annual Compensation and Accredited Service. The initial Annuity Starting Date, which is the date as of which a Pension Allowance first begins to the retired or vested O&R Participant from the Plan, applies to the portion of the Pension Allowance attributable to Annual Compensation and Accredited Service prior to such initial Annuity Starting Date. Thereafter, each subsequent date as of which an Pension Allowance is adjusted after the initial Annuity Starting Date by reason of Annual Compensation or Accredited Service thereafter shall be considered, for purposes of this Section only, as the Annuity Starting Date with respect to the portion of the Pension Allowance attributable to Annual Compensation and Accredited Service since the previous Annuity Starting Date.

c. The terms specified below which are used in Sections 11.06, 11.07, 11.08 and 11.09 shall have the meanings set forth below, unless the context clearly dictates another meaning.

1.	CPI-U means the annual average figure under the Consumer Price Index for All Urban Consumers, U.S. City Average of All Items (1982-1984=100), or its successor, as published by the United States Bureau of Labor Statistics.

2.

Cumulative Percentage Change in the CPI-U for a year is calculated by dividing the difference between the CPI-U for the prior year and the CPI-U for the year prior to the year in which the applicable Annuity Starting Date occurred by the CPI-U for the year prior to the year in which the Annuity Starting Date occurred, and rounding to the nearest 100th of a percent (e.g., for purposes of determining the cumulative percentage change in the CPI-U for 1993 for a retired O&R Participant whose Annuity Starting Date occurred in 1990, subtract the CPI-U for 1989 from the CPI-U for

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1992, then divide the result by the CPI-U for 1989 and round to the nearest 100th of a percent). Notwithstanding any provisions of Sections 11.06, 11.07, 11.08 and 11.09 to the contrary, in all cases when the Annuity Starting Date occurred before January 1, 1989, the cumulative percentage change in the CPI-U for a year shall be calculated by dividing the difference between the CPI-U for the prior year and the CPI-U for 1991 by the CPI-U for 1991, rounding to the nearest 100th of a percent, and adding 20%.

3.	Cumulative Maximum Percentage. For purposes of Section 11.06, Section 11.08 and, Section 11.07, if the O&R Participant had not previously received any PBA under Section 11.06, and Section 11.09, if the alternate payee’s Annuity Starting Date is used to determine the PBA, cumulative maximum percentage is 3% for the first year in which a PBA is made and for each succeeding year is 3% plus 103% of the prior year’s cumulative maximum percentage, rounded to the nearest 100th of a percent (e.g., 3% for the first year, 6.09% for the second year, 9.27% for the third year). For purposes of Section 11.06, if the O&R Participant had previously received a PBA under Section 11.06, and Section 11.09, if the Member’s Annuity Starting Date is used to determine the PBA, the maximum for the first year is 3% plus 103% of the prior year’s cumulative maximum percentage applicable to the Participant, rounded to the nearest 100th of a percent, and for each succeeding year is 3% plus 103% of the prior year’s cumulative maximum percentage, rounded to the nearest 100th of a percent.

d. Appendix L attached hereto contains sample illustrations which are intended solely to aid in the interpretation and application of the provisions of Sections 11.06, 11.07, 11.08 and 11.09.

The Consolidated Edison Retirement Plan – Part I

Article XII

401(h) Account

12.01	Establishment

Effective January 1, 1986, a “401(h) Account” was established in the CECONY Management Plan and the CECONY Weekly Plan in order to fund post-retirement medical benefits to CECONY Management Participants and CECONY Weekly Participants who meet certain criteria (and the spouses/dependents of such CECONY Participants) and who retire under the terms of this Plan, pursuant to the Retiree Health Plan. The provisions of the Retiree Health Plan previously were set forth in the CECONY Management Plan and the CECONY Weekly Plan. Effective January 1, 2001, the provisions of the Retiree Health Plan are set forth in a separate document. CECONY Participants who are or were in any prior Plan Year “key employees” (as that term is defined in Code Section 416(i)), their spouses and dependents shall not be eligible for the payment of any Retiree Health Plan benefits from the 401(h) Account.

12.02	Terms and Conditions

Effective January 1, 2001, a “401(h) Account” is established under this Plan, and the Retiree Health Plan is maintained by CECONY to provide post-retirement medical, hospital, vision care, and prescription drug benefits to certain retired CECONY Management Participants, CECONY Weekly Participants and CEI Participants who retire from CECONY (and the spouses/dependents of such Participants).

Only a CEI Participant who is a CECONY Eligible Employee, including a Local 3 member hired on and after January 1, 2010, is eligible to participate in the Retiree Health Plan. A CEI Participant who is a CECONY Eligible Employee must meet the same requirements for participation in the Retiree Health Plan as a CECONY Management Participant.

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12.03	Contributions

The 401(h) Account shall be funded by the contributions of CECONY, in its sole discretion, which shall be deposited with the Trustee. Any and all contributions made by CECONY to the 401(h) Account will be reasonable and ascertainable. Contributions to the 401(h) Account must not exceed, in the aggregate, 25% of the total annual contributions made to the Retirement Plan. CECONY may also require that Participants make contributions to the Retiree Health Plan and CECONY shall determine whether such contributions shall be deposited in the 401(h) Account or any other funding vehicle which CECONY may sponsor to fund benefits provided by the Retiree Health Plan. All such contributions to the 401(h) Account may be commingled with Plan assets for investment and custody purposes, but all contributions to the 401(h) Account and earnings thereon, if any, together with all disbursements from the 401(h) Account, shall be recorded and accounted for in one or more separate accounts relating solely to the Retiree Health Plan. If CECONY makes a contribution to the trust fund which includes amounts allocable both to the Plan and to the 401(h) Account, CECONY shall clearly specify the portion of such contribution allocable to the Plan and the portion allocable to the 401(h) Account. In the event that a Participant’s interest in the 401(h) Account is forfeited prior to termination of the Plan, an amount equal to the amount of the forfeiture shall be applied as soon as possible to reduce any contributions by CECONY to the 401(h) Account.

12.04	Use of Assets

Assets in this 401(h) Account shall be used solely for the purpose of providing retiree health benefits, in accordance with Section 12.06, for those individuals who are determined to be entitled thereto in accordance with the terms of the Retiree Health Plan and to pay any necessary or appropriate expenses attributable to the administration of the 401(h) Account. The benefits provided by

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the 401(h) Account shall be subordinate to the pension benefits provided by the Plan. No part of the corpus or income of the 401(h) Account shall be used for, or diverted to, any purposes other than the provision of health coverage at any time prior to the satisfaction of all liabilities for health coverage hereunder. Upon the satisfaction of all liabilities incurred pursuant to the Retiree Health Plan, any amount which may remain in the 401(h) Account shall be returned to CECONY by the Trustee.

12.05	Modification, Amendment, and Termination

CECONY reserves the right to modify, amend, or terminate the Retiree Health Plan at any time. The establishment and operation of the 401(h) Account does not obligate CECONY in any way to continue to maintain any health care plans of any nature or to provide post-retirement health care coverage of any kind. In the event that CECONY terminates health coverage for retirees, this Plan shall have no liability to provide further health coverage for current or future retirees, for purposes of determining the amount to be returned to CECONY under Section 12.04. No amendment, modification, or termination of the Retiree Health Plan, nor change in CECONY contributions thereunder, shall retroactively, adversely affect any Participant’s benefit under the Retiree Health Plan.

12.06	Allocation of Responsibility for Payment

Benefits under the Retiree Health Plan are provided through the 401(h) Account, through other funding mechanisms, and through contributions by covered retirees and Surviving Spouses. The amount payable from the 401(h) Account shall be determined in accordance with the provisions of Appendix E, as in effect from time to time.

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Article XIII

Return of Contributions to an O&R Participant

13.01	Vested O&R Participant

An O&R Participant who is entitled to a vested Pension Allowance, upon ceasing to be employed by the Company or an Affiliate for any cause other than death, Approved Leave of Absence, or retirement, may elect to receive in one sum within six months thereafter the amount of his or her Accumulated Contributions, if any, at the time he or she ceased to be so employed. If the present value of his or her Accumulated Contributions exceeds $5,000 or beginning for distributions after March 28, 2005, $1,000, the O&R Participant must consent and if married, his or her spouse must provide Spousal Consent to a distribution. The consent and Spousal Consent must apply to the form and the timing of the distribution.

13.02	An O&R Participant Not Vested

An O&R Participant who is not entitled to a Pension Allowance shall, upon ceasing to be employed by the Company or an Affiliate for any cause other than death, Approved Leave of Absence, or retirement under the Plan, be paid his or her Accumulated Contributions, if any, within six months after the date he or she ceases to be so employed. If the present value of his or her Accumulated Contributions exceeds $5,000 or beginning for distributions after March 28, 2005, $1,000, the O&R Participant must consent and if married, his or her spouse must provide Spousal Consent to a distribution. The consent and Spousal Consent must apply to the form and the timing of the distribution.

13.03	Death of O&R Participant

Upon receipt of proof, satisfactory to the Plan Administrator, of the death of an O&R Participant prior to his or her Annuity Starting Date, provided no other benefit is payable on his or her account, the amount of his or her Accumulated Contributions at the time of his or her death shall be payable in one sum to his or her designated beneficiary, if living, otherwise to such Participant’s legal representatives.

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13.04	Cessation of Pension Allowance

Upon the cessation of payments of the Pension Allowance or other benefit payable to or on account of an O&R Participant or the Surviving Spouse of an O&R Participant, the excess, if any, of an O&R Participant’s Accumulated Contributions at retirement or prior to death over the total benefit payments made to him or her or on his or her account shall be paid in one sum to the O&R Participant’s beneficiary, if living, otherwise to the legal representatives of the person last in receipt of such Pension Allowance or other benefit.

The Consolidated Edison Retirement Plan – Part I

Article XIV

Domestic Partner Benefits

14.01	Domestic Partner Benefits: In General

a. Effective January 1, 2008, Participants may elect one or both Pre-retirement Domestic Partner Survivor Benefit Coverage or Post-retirement Domestic Partner Survivor Benefit Coverage (in the aggregate, “Spousal Benefit Survivor Coverage).

b. In order to elect Domestic Partner Survivor Benefit Coverage, the Participant and his or her Domestic Partner must register their domestic partnership on a form provided and approved by the Plan Administrator. The requirements are subject to change from time to time by the Plan Administrator. Changes will be applied prospectively.

14.02	Pre–Retirement Domestic Partner Survivor Annuity Coverage

a. The Pre-retirement Domestic Partner Survivor Annuity is payable as a 50% survivor annuity to the Surviving Domestic Partner. The survivor annuity will equal 50% of what the Participant would have received had he or she retired rather than died on his or her date of death and began receiving his or her Pension Allowance on the first day of the month following his or her death. In determining what the Participant would have received had he or she retired rather than died, a reduction occurs to the Pension Allowance to take into account the Pre-retirement Domestic Partner Survivor Annuity coverage.

b. This provision applies if the Participant elected a Pre-retirement Domestic Partner Survivor Annuity and had less than 75 points on the first day of the month immediately preceding the month in which he or she dies. If so, his or her Surviving Domestic Partner may elect, instead of the 50% survivor annuity, to take his or her Pre-retirement Domestic Partner Survivor Annuity in a lump sum payment.

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c. If the Participant elects a Pre-retirement Domestic Partner Survivor Annuity, his or her accrued Pension Allowance is reduced to pay for the survivor benefit coverage. If the Participant dies before his or her Pension Allowance commences, the reduction occurs at the time the Pension Allowance is paid to the Surviving Domestic Partner as a Pre-retirement Domestic Partner Survivor Annuity.

d. If the Participant survives until the date his or her pension allowance commences, his or her Pension Allowance will be reduced to pay for the survivor benefit coverage.

e. When making an election for the Pre-retirement Domestic Partner Survivor Annuity, the Participant and his or her Domestic Partner must consent to and acknowledge that the Participant’s Pension Allowance will be reduced.

14.03	Post-retirement Domestic Partner Survivor Benefit Coverage

a. A Participant may elect a Post-retirement Domestic Partner Survivor Benefit. The Post–retirement Domestic Partner Survivor Benefit requires a reduction to the Participant’s Pension Allowance.

b. The Post–retirement Domestic Partner Survivor Benefit is payable as a 50% joint and survivor annuity. The Domestic Partner is the contingent annuitant who, if the Participant predeceases the Domestic Partner, will receive a single life annuity payable monthly. The single life annuity is equal to 50% of what the Participant was receiving as of the date of his or her death.

c. The Participant may elect an optional form of benefit for his or her Post–retirement Domestic Partner Survivor Benefit. She or he may elect a 12 year certain and life annuity, a 100% joint and survivor benefit without a pop-up, a 100% joint and survivor annuity with a pop-up, a 75% joint and survivor benefit without a pop-up and a 75% joint and survivor benefit with a pop-up. In each case, his or her Domestic Partner will be named as the annuitant.

d. When making an election for the Post-retirement Domestic Partner Survivor Annuity, the Participant and his or her Domestic Partner must consent to and acknowledge that the Participant’s Pension Allowance will be reduced.

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14.04	Termination of Domestic Partnership

a. The Participant will notify, in writing, the Plan Administrator within 60 days of the earliest of (a) the death of the Participant’s Domestic Partner or (b) the date on which any of the criteria of a Domestic Partner relationship is no longer met. The effective date of the end of the Domestic Partner relationship is the earliest of: (a) the death of my Domestic Partner or (b) the date on which the Participant files a Statement of Disenrollment, Death or Termination of Domestic Partner with the Company’s Plan Administrator or designated representative.

b. Once a Participant elects a Pre-retirement Domestic Partner Survivor Annuity, it remains in effect until the Participant notifies the Plan Administrator of the death of his or her Domestic Partner or the termination of the relationship.

c. If a Participant files a written notice of the death of his or her Domestic Partner or the termination of the relationship, she or he must wait 6 months following such notice to name another Domestic Partner. The 6 month waiting period is waived if the Participant provided notice of termination of the relationship and then wants to name the same person again as his or her Domestic Partner.

The Consolidated Edison Retirement Plan – Part I

Article XV

Section 436 Limitations

15.01	Limitations Applicable If the Plan’s Adjusted Funding Target Attainment Percentage Is Less Than 80 Percent or If the Plan Sponsor Is In Bankruptcy

Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage (“AFTAP”) for a Plan Year is less than 80 percent (or would be less than 80 percent to the extent described in Section (b) below) but is not less than 60 percent, then the limitations set forth in this Section 15.01 apply.

a. 50 Percent Limitation on Single Sum Payments, Other Accelerated Forms of Distribution, and Other Prohibited Payments A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a Prohibited Payment with an Annuity Starting Date on or after the applicable Section 436 Measurement Date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a Prohibited Payment, unless the present value of the portion of the Pension Allowance that is being paid in a Prohibited Payment does not exceed the lesser of:

i.	50 percent of the present value of the benefit payable in the optional form of benefit that includes the Prohibited Payment; or

ii.	100 percent of the PBGC maximum benefit guarantee amount (as defined in § 1.436-1 (d)(3)(iii)(C) of the Treasury Regulations).

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The limitation set forth in this Section 15.01(a) does not apply to any payment of a benefit which under Code § 411(a)(11) may be immediately distributed without the consent of the Participant. If an optional form of benefit that is otherwise available under the terms of the Plan is not available to a Participant or Beneficiary as of the Annuity Starting Date because of the application of the requirements of this Section 15.01(a), the Participant or Beneficiary is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in § 1.436-1(d)(3)(iii)(D) of the Treasury Regulations). The Participant or Beneficiary may also elect any other optional form of benefit otherwise available at that Annuity Starting Date that would satisfy the 50 percent/PBGC maximum benefit guarantee amount limitation described in this Section 15.01 (a), or may elect to defer the Pension Allowance in accordance with any general right to defer commencement under the Plan.

b. Plan Amendments Increasing Liability for Benefits No amendment that has the effect of increasing liabilities by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a plan year if the AFTAP for the plan year is:

i.	Less than 80 percent; or

ii.	80 percent or more, but would be less than 80 percent if the benefits attributable to the amendment were taken into account in determining the AFTAP.

The limitation set forth in this Section 15.01 (b) does not apply to any amendment that provides a benefit increase under a plan formula that is not based on compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of participants covered by the amendment.

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15.02	Limitations Applicable If the Plan’s AFTAP Is Less Than 60 Percent (or would be less than 60 percent to the extent described in below)

a. Single Sums, Other Accelerated Forms of Distribution, and Other Prohibited Payments Not Permitted. A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a Prohibited Payment with an Annuity Starting Date on or after the applicable section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a Prohibited Payment. The limitation set forth in this Section 2(a) does not apply to any payment of a benefit which under Code § 411(a)(11) may be immediately distributed without the consent of the Participant.

b. Shutdown Benefits and Other Unpredictable Contingent Event Benefits Not Permitted to Be Paid An unpredictable contingent event benefit with respect to an unpredictable contingent event occurring during a plan year shall not be paid if the AFTAP for the plan year is:

i.	Less than 60 percent; or

ii.	60 percent or more, but would be less than 60 percent if the AFTAP were redetermined applying an actuarial assumption that the likelihood of occurrence of the unpredictable contingent event during the plan year is 100 percent.

c. Benefit Accruals Frozen. Benefit accruals shall cease as of the applicable section 436 Measurement Date. In addition, if the Plan is required to cease benefit accruals, then the Plan is not permitted to be amended in a manner that would increase the liabilities of the plan by reason of an increase in benefits or establishment of new benefits.

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15.03	Limitations Applicable If the Plan Sponsor Is In Bankruptcy

Notwithstanding any other provisions of the Plan, a Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a Prohibited Payment with an Annuity Starting Date that occurs during any period in which the plan sponsor is a debtor in a case under title 11, United States Code, or similar Federal or State law, except for payments made within a plan year with an Annuity Starting Date that occurs on or after the date on which the Plan’s enrolled actuary certifies that the AFTAP for that plan year is not less than 100 percent. In addition, during such period in which the plan sponsor is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a Prohibited Payment, except for payments that occur on a date within a plan year that is on or after the date on which the plan’s enrolled actuary certifies that the AFTAP for that plan year is not less than 100 percent. The limitation set forth in this Section does not apply to any payment of a benefit which under § 411(a)(11) of the Internal Revenue Code may be immediately distributed without the consent of the participant.

15.04	Provisions Applicable After Limitations Cease to Apply.

a. Resumption of Prohibited Payments If a limitation on a Prohibited Payment under Section 15.01(a), Section 15.02(a), or Section 15.03 applied to the Plan as of a Section 436 Measurement Date, but that limit no longer applies as of a later Section 436 Measurement Date, then that limitation does not apply to benefits with Annuity Starting Dates that are on or after that later Section 436 Measurement Date.

b. Resumption of Benefit Accruals If a limitation on benefit accruals under Section 15.02(c) applied as of a Section 436 Measurement Date, but that limitation no longer applies as of a later Section 436 Measurement Date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that

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are based on service on or after that later Section 436 Measurement Date, except as otherwise provided under the Plan. The Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor regulation 29 CFR § 2530.204-2(c) and (d).

c. Shutdown and Other Unpredictable Contingent Event Benefits If an unpredictable contingent event benefit with respect to an unpredictable contingent event that occurs during the plan year is not permitted to be paid after the occurrence of the event because of the limitation of Section 15.02(b), but is permitted to be paid later in the same plan year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the AFTAP for the plan year that meets the requirements of § 1.436-1(g)(5)(ii)(B) of the Treasury Regulations), then that unpredictable contingent event benefit shall be paid, retroactive to the period that benefit would have been payable under the terms of the plan (determined without regard to Section 15.02(b)). If the unpredictable contingent event benefit does not become payable during the plan year in accordance with the preceding sentence, then the plan is treated as if it does not provide for that benefit.

15.05	Treatment of Plan Amendments That Do Not Take Effect

If a plan amendment does not take effect as of the effective date of the amendment because of the limitation of Section 15.01(b) or Section 15.02(c), but is permitted to take effect later in the same plan year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the AFTAP for the plan year that meets the requirements of § 1.436-1(g)(5)(ii)(C) of the Treasury Regulations), then the plan amendment must automatically take effect as of the first day of the plan year (or, if later, the original effective date of the amendment). If the plan amendment cannot take effect during the same plan year, then it shall be treated as if it were never adopted, unless the plan amendment provides otherwise.

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15.06	Interpretation of Provisions

The limitations imposed by this section of the plan shall be interpreted and administered in accordance with § 436 of the Internal Revenue Code and § 1.436-1 of the Treasury Regulations.

15.07	PPA Rules Relating to Funding

In accordance with Code Section 401(a)(29), the Plan shall be subject to the benefit limitations described herein, to the extent such provisions apply to the Plan at the relevant time.

15.08	Special Definitions

a. Adjusted Funding Target Attainment Percentage means for any Plan Year a fraction (expressed as a percentage) the numerator of which is the Adjusted Plan Assets and the denominator of which is the Adjusted Funding Target. Adjusted Plan assets equals the value of Plan assets, decreased by the Plan’s funding standard carryover balance and prefunding balance and increased by the aggregate amount of purchases of annuities for Participants and Beneficiaries (other than participants who, at the time of the purchase, were highly compensated employees) which were made by the Plan during the preceding 2 plan years, to the extent not included in assets under Code Section 430.

b. Funding target attainment percentage means for a plan year a fraction (expressed as a percentage)—

(A) The numerator of which is the value of plan assets for the Plan Year (determined under the rules of § 1.430(g)-1) after subtraction of the prefunding balance and the funding standard carryover balance under Code Section 430(f)(4)(B) and § 1.430(f)-1(c); and (B) the denominator of which is the funding target of the Plan for the Plan Year (determined without regard to the at-risk rules of Code Section 430(i) and § 1.430(i)-1).

c. Section 436 Measurement Date means the date that stops or starts the application of the Code Sections 436(d) and 436(e) Limitations. The Section 436

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Measurement Date is also used for calculations with respect to applying the limitations of Code Sections 436(b) and 436(c). The date of the enrolled actuary’s certification of the AFTAP for the Plan Year is a Section 436 Measurement Date if it is made during the Plan Year. A Section 436 Measurement Date also occurs where there is a change in the Plan’s presumed AFTAP under the presumption rules of Code Section 436(h).

d. Code Section 436 Restrictions means restrictions against increased benefit accruals, Pension Allowances paid in restricted optional forms, and restrictions against plan amendments that increase benefits. Code Section 436 Restrictions apply if the Adjusted Funding Target Attainment Percentage drops below certain levels.

e. Prohibited Payment means: (i) any payment in excess of the monthly amount paid under a single life annuity, plus any social security supplements that are provided, to a Participant or Beneficiary, whose ASD occurs during any period that a Code Section 436 Restriction is in effect; (ii) any payment for the purchase of an irrevocable commitment from an insurer to pay benefits; (iii) any transfer of assets and liabilities to another plan maintained by the same employer that is made in order to avoid or terminate the application of Code Section 436 Restriction; and (iv) any other amount that is identified as a Prohibited Payment by the Commissioner in revenue rulings and procedures, notices, and other guidance published in the Internal Revenue Bulletin.

THE

CONSOLIDATED

EDISON

RETIREMENT

PLAN

Part II (a)

i

Subject to the Following Amendments and Clarifications:

•	Clarified on May 2, 2002;

•	Amended December 13, 2001;

•	Amended April 2003 In Accordance with IRS Issuance of Favorable Determination Letter;

•	Amended August 2004 for 2004 Agreement Between Local Union 503 of the International Brotherhood of Electrical Workers, AFLO-CIO and O&R;

•	Amended August 2004 for O&R Management Employees Changes Concurrent with O&R Hourly Employees;

•	Amended August 2004 for the 2004-2008 Collective Bargaining Agreement Between Consolidated Edison Company of New York, Inc and Local 1-2 of the Utility Workers Union of America, AFL-CIO;

•	Amended July 2004 to Update Factors - O&R Optional Forms;

•	Amended and Restated November 2004 for Miscellaneous Changes;

•	Amended September 2005 for the 2005-2009 Collective Bargaining Contract Between Consolidated Edison Company of New York, Inc. and Local Union No. 3 of the International Brotherhood of Electrical Workers, AFL-CIO;

•	Amended November 2008 In Accordance with the September 23, 2008 IRS Favorable Determination Letter;

•	Restated as of January 31, 2007 in Accordance with Revenue Procedure 2005-66 and Notice 2005-101;

ii

•	The January 2007 Restatement Reflects Changes Under EGTRRA, with Technical Corrections Made by the (i) Job Creation and Worker Assistance Act of 2002 (JCWAA), (ii) the Pension Funding Equity Act of 2004 (PFEA), and (iii) the American Jobs Creation Act of 2004 (AJCA);

•	Amended December 2008 for (i) Domestic Partner Benefits, (ii) Accelerated Vesting for Cash Balance and (iii) 75% QJSA Option;

•	Amended December 2008 for the 2008-2012 Collective Bargaining Contract Between Consolidated Edison Company of New York, Inc. and Local 1-2 of the Utility Workers Union of America, AFL-CIO;

•	Amended December 2008 for a Special Pension Accrual for CECONY Management Employees;

•	Amended in 2011 for Submission to the IRS for a Favorable Determination Letter Under Revenue Procedure 2011-6, Taking Into Account: (i) the Pension Protection Act of 2006 (PPA ‘06), (ii) the U.S. Troop Readiness, Veterans’ Care, Katrina Recovery, and Iraq Accountability Appropriations Act, 2007, (iii) the Heroes Earnings Assistance and Relief Tax Act of 2008 (HEART Act), (iv) the Worker, Retiree, and Employer Recovery Act of 2008 (WRERA), and (v) the Small Business Jobs Act of 2010 (SBJA).

•	Amended December 12, 2012 Taking Into Account the Following: (1) Changes Resulting from Total Rewards; (2) Changes to the Named Fiduciaries Structure; (3) Changes Resulting from the 2012 – 2016 Collective Bargaining Contract Between Local 1-2 and CECONY; (4) Changes to the Suspension of Benefits Rule; and (5) Administrative and Operational Changes.

iii

APPENDICES

TABLE OF CONTENT

	Name of Appendix	Page

Appendix A -	Actuarial Factors
Subappendix A –1	Actuarial Factors for CECONY Participants
Subappendix A –2	Actuarial Factors for O&R Participants
Subappendix A –3	Actuarial Factors for CEI Participants
Suappendix A -4	Actuarial Factors for Domestic Partner Benefits

Appendix B -	Employers	B-1

Appendix C -	Provisions Applicable to O&R Participants Transferred to or Hired by CECONY or a CEI Affiliate	C-1 to C-4

Appendix D -	Provisions Applicable to Participants Employed at Facilities Purchased From Western Massachusetts Electric Company	D-1 to D-2

Appendix E -	Determination of Amounts Payable from 401(h) Account	E-1 to E-2

Appendix F	Normal Retirement Benefit Formulas	F-

Appendix G -	Special Pension Adjustment	G

Appendix H -	Provisions Applicable to CECONY Participants at Fossil-Fueled Divested Operations	H-1 to H-2

Appendix I -	Provisions Applicable to O&R Participants under O&R’s Pension Protection Program	I-1 to I-9

Attachments to I	Summary of Pension Allowances to be Provided by O&R to Employees Affected By the Southern Energy Divestiture	I-10 to I-14

iv

Appendix J -	Provisions Applicable to Affected Indian Point (IP) Employees	J-1 to J-2

Appendix K -	Provision Applicable to Voluntary Retirement Incentive – Support Organizations Program	K-1 to K-7

Appendix L -	Sample Illustrations of O&R PBA	L-1 to L-3

Appendix M	Provisions Applicable to Participants Employed at the Lakewood Plant	M-1

Appendix N	List of Annual Incentive Plans Approved By the Plan Administrator

v

APPENDICES

APPENDIX A

Actuarial Factors

Subappendix A – 1 Actuarial Factors Applicable to CECONY Participants

Tables A to M – 2 provide the actuarial factors that are applied for calculating and computing Pension Allowances for CECONY Management Participants and CECONY Weekly Participants, and, when applicable, to CECONY Weekly Employees –1.

Tables A to M-2 provide the actuarial factors that are applied for calculating and computing Pension Allowances for CECONY Management Participants, CECONY Weekly Participants, CECONY Weekly Participants-1, and, effective January 1, 2013, CECONY Management Participants Tier 1.

Tables A-H Apply to

CECONY Management Participants, CECONY Weekly Participants,

And, When Explicitly Indicated, CECONY Weekly Participants-1 and

Effective January 1, 2013, CECONY Management Participants Tier 1.

A	Early Retirement Discount Factors: All CECONY Participants whether married or single other than:

	i.	Effective January 1, 2013, A CECONY Management Participant Tier 1 – only on his or her Pre 2013 Accrued Benefit

A-2	Early Retirement Discount Factors for a CECONY Management Participant with 75 Points:

	i.	Effective January 1, 2013, A CECONY Management Participant Tier 1 – only on his or her Post 2012 Accrued Benefit

B	Conversion from Single Life to Twelve Year Certain and Life Annuity Conversion Factors Applies to:

	i	All single (unmarried) CECONY Participants

	ii	All married CECONY Weekly Participants-1 who choose to waive the spousal death benefit and elect a non spouse beneficiary

	iii	Effective January 1, 2013, a married CECONY Management Participant Tier 1 – only on his or her Post 2012 Accrued Benefit

C	Conversion From 50% Joint & Survivor to Twelve Year Certain With 50% Joint & Survivor Not Applicable to

	i	CECONY Weekly Participants –1

	ii	Effective January 1, 2013, a married CECONY Management Participant Tier 1 – does not apply on his or her Post 2012 Accrued Benefit

1

APPENDICES

Early Retirement Factors – Excess Formula Applicable only to CECONY Management Participants

E	Conversion From 50% Joint & Survivor to 100% Joint & Survivor – Not Applicable to

	i	CECONY Weekly Participants-1

	ii	Effective January 1, 2013, a married CECONY Management Participant Tier 1 – does not apply to his or her Post 2012 Accrued Benefit

F	Conversion From 50% Joint & Survivor to 100% Joint & Survivor With Pop-Up - Not Applicable to

	i	CECONY Weekly Participants-1

	ii	Effective January 1, 2013, a married CECONY Management Participant Tier 1 – does not apply to his or her Post 2012 Accrued Benefit

G	Table G – Factor for Level Income All CECONY Participants whose Distributions Begin Before January 1, 2005 – is no longer applicable because it applied to distributions before January 1, 2005. See prior Retirement Plan for historical factors. Table G has been updated in the Plan at Article V

H -1	75% Joint and Survivor Annuity Without Pop-Up Option factors applicable to CECONY Participants only Not applicable to

	i	CECONY Weekly-1 Participants

	ii	CEI Participants

	iii	Effective January 1, 2013, a married CECONY Management Participant Tier 1 – does not apply to his or her Post 2012 Accrued Benefit

H-2	75% Joint and Survivor Annuity With Pop-Up Option factors applicable to CECONY Participants only Not applicable to

	i	CECONY Weekly-1 Participants

	ii	CEI Participants

	iii	Effective January 1, 2013, a married CECONY Management Participant Tier 1 – does not apply to his or her Post 2012 Accrued Benefit

2

APPENDICES

Tables I to M-2 Apply to Only to

CECONY Weekly Participants-1

Effective January 1, 2013, a CECONY Management Participant Tier 1 – only to his or her Post 2012 Accrued Benefit

And, for M-1 and M-2, CEI Participants

I	Conversion From Single Life to Twelve Year Certain with 50% Joint & Survivor without Pop-Up

J	Conversion from Single Life to 100% Joint and Survivor without Pop-Up

K	Conversion from Single Life to 100% Joint and Survivor with Pop-Up

L	Conversion from Single Life to 50% Joint and Survivor without Pop-Up

M -1

Option factors applicable to a CEI Participant, a CECONY Weekly-1 Participant, and effective January 1, 2013, a CECONY Management Participant Tier 1 – apply only to his or her Post 2012 Accrued Benefit

75% Joint and Survivor Annuity Without Pop-Up

M - 2

Option factors applicable to a CEI Participant, a CECONY Weekly-1 Participant, and effective January 1, 2013, a CECONY Management Participant Tier 1 – applies only to his or her Post 2012 Accrued Benefit

75% Joint and Survivor Annuity With Pop-Up

3

APPENDICES

Subappendix A –2 O&R Participants

Actuarial Factors Applicable to O&R Participants

Tables A to F provide the actuarial factors that are applied for calculating and computing Pension Allowances for O&R Management Participants and O&R Hourly Participants who begin the distribution of their Pension Allowance before July 1, 2004. Tables G to L provide the actuarial factors that are applied for calculating and computing Pension Allowances for O&R Management Participants and O&R Hourly Participants who begin their distribution of their Pension Allowance after July 1, 2004.

Tables A to F – No Longer Applicable

O&R Participants who begin distribution on or before July 1, 2004 –

Replaced with New Tables, Below

A	Joint and 100% Survivor Option Factors without Pop-Up—Table A is no longer applicable because it applied to who begin distribution on or before July 1, 2004. See prior Retirement Plan for historical factors. See updated Tables, below.

B	Joint and 50% Survivor Option Factors without Pop-Up —Table B is no longer applicable because it applied to who begin distribution on or before July 1, 2004. See prior Retirement Plan for historical factors. See updated Tables, below.

C	Joint and 100% Survivor Option with Pop-Up Factors —Table C is no longer applicable because it applied to who begin distribution on or before July 1, 2004. See prior Retirement Plan for historical factors. See updated Tables, below.

D	Joint and 50% Survivor Option With Pop-Up Factors—Table D is no longer applicable because it applied to who begin distribution on or before July 1, 2004. See prior Retirement Plan for historical factors. See updated Tables, below.

E	Reduction Factors For Vested Participant Spouse’s Allowance Coverage. See prior Retirement Plan for historical factors. See updated Tables, below.

F	Interest Rates and Mortality Tables. See prior Retirement Plan for historical factors. See updated Tables, below.

1

APPENDICES

Tables G to L apply to

O&R Participants who begin distribution on and after July 1, 2004

G	Joint and 100% Survivor Option Factors without Pop-Up

H	Joint and 50% Survivor Option Factors without Pop-Up

I	Joint and 100% Survivor Option with Pop-Up Factors

J	Joint and 50% Survivor Option With Pop-Up Factors

K	Reduction Factors For Vested Participant Spouse’s Allowance Coverage

L	Interest Rates and Mortality Tables

M 1	Joint and 75% Survivor Option Without Pop-Up Factors – Effective January 1, 2008

M-2	Joint and 75% Survivor Option With Pop-Up Factors – Effective January 1, 2008

1

APPENDICES

Sub appendix A –3 CEI Participants

Actuarial Factors Applicable to CEI Participants

Tables A to E provide the actuarial factors that are applied for calculating and computing Pension Allowances for CEI Participants.

Table	Title

A	Twelve Year Certain and Life Annuity Conversion Factors

B	100% Joint and Survivor Annuity, without Pop-Up, Conversion Factors

C	100% Joint and Survivor Annuity with Pop-Up Conversion Factors

D	50% Joint and Survivor Annuity without Pop-Up Conversion Factors

See M -1 CEONY Weekly – 1 Applies	Option factors applicable to CEI Participants – 75% Joint and Survivor Annuity Without Popup – Same factors as CECONY Weekly -1

See M -2 CEONY Weekly – 1 Applies	Option factors applicable to CEI Participants and CECONY Weekly – 1 Participants – 75% Joint and Survivor Annuity With Popup – Same factors as CECONY Weekly -1

1

APPENDICES

Sub appendix A –4 Domestic Partner Benefits

Actuarial Factors Applicable to Domestic Partner Benefits

This subappendix applies to Domestic Partner benefits including a pre –retirement domestic partner survivor annuity and a post-retirement domestic partner survivor annuity benefit.

1

APPENDICES

Sub-Appendix A.1

Table A-1

Early Retirement Discount Factors

To be applied to a CECONY Participant with 75 points

Except for the Post 2012 Accrued Benefit for a CECONY Management Participant Tier 1

Applied To The Participant’s Accrued Pension For Retirements Prior To

Attainment Of A CECONY Participant’s Sixtieth Birthday

The Actual Date Of Retirement

Months Prior age 60	Age	Discount Factor	Months Prior to age 60	Age	Discount Factor	Months Prior to age 60	Age	Discount Factor	Months Prior to age 60	Age	Discount Factor	Months Prior to age 60	Age	Discount Factor
1		0.99875	37		0.95375	73		0.54100	109		0.43400	145		0.36200
2		0.99750	38		0.95250	74		0.53800	110		0.43200	146		0.36000
3		0.99625	39		0.95125	75		0.53500	111		0.43000	147		0.35800
4		0.99500	40		0.95000	76		0.53200	112		0.42800	148		0.35600
5		0.99375	41		0.94875	77		0.52900	113		0.42600	149		0.35400
6		0.99250	42		0.94750	78		0.52600	114		0.42400	150		0.35200
7		0.99125	43		0.94625	79		0.52300	115		0.42200	151		0.35000
8		0.99000	44		0.94500	80		0.52000	116		0.42000	152		0.34800
9		0.98875	45		0.94375	81		0.51700	117		0.41800	153		0.34600
10		0.98750	46		0.94250	82		0.51400	118		0.41600	154		0.34400
11		0.98625	47		0.94125	83		0.51100	119		0.41400	155		0.34200
12	(59)	0.98500	48	(56)	0.94000	84	(53)	0.50800	120	(50)	0.41200	156	(47)	0.34000
13		0.98375	49		0.93875	85		0.50500	121		0.41000	157		0.33800
14		0.98250	50		0.93750	86		0.50200	122		0.40800	158		0.33600
15		0.98125	51		0.93625	87		0.49900	123		0.40600	159		0.33400
16		0.98000	52		0.93500	88		0.49600	124		0.40400	160		0.33200
17		0.97875	53		0.93375	89		0.49300	125		0.40200	161		0.33000
18		0.97750	54		0.93250	90		0.49000	126		0.40000	162		0.32800
19		0.97625	55		0.93125	91		0.48700	127		0.39800	163		0.32600
20		0.97500	56		0.93000	92		0.48400	128		0.39600	164		0.32400
21		0.97375	57		0.92875	93		0.48100	129		0.39400	165		0.32200
22		0.97250	58		0.92750	94		0.47800	130		0.39200	166		0.32000
23		0.97125	59		0.92625	95		0.47500	131		0.39000	167		0.31800
24	(58)	0.97000	60	(55)	0.92500	96	(52)	0.47200	132	(49)	0.38800	168	(46)	0.31600
25		0.96875	61		0.57700	97		0.46900	133		0.38600	169		0.31400
26		0.96750	62		0.57400	98		0.46600	134		0.38400	170		0.31200
27		0.96625	63		0.57100	99		0.46300	135		0.38200	171		0.31000
28		0.96500	64		0.56800	100		0.46000	136		0.38000	172		0.30800
29		0.96375	65		0.56500	101		0.45700	137		0.37800	173		0.30600
30		0.96250	66		0.56200	102		0.45400	138		0.37600	174		0.30400
31		0.96125	67		0.55900	103		0.45100	139		0.37400	175		0.30200
32		0.96000	68		0.55600	104		0.44800	140		0.37200	176		0.30000
33		0.95875	69		0.55300	105		0.44500	141		0.37000	177		0.29800
34		0.95750	70		0.55000	106		0.44200	142		0.36800	178		0.29600
35		0.95625	71		0.54700	107		0.43900	143		0.36600	179		0.29400
36	(57)	0.95500	72	(54)	0.54400	108	(51)	0.43600	144	(48)	0.36400	180	(45)	0.29200

Exact ages shown in parenthesis

2

APPENDICES

Sub appendix A. 1

TABLE B –

Conversion from Single Life to Twelve Year Certain

And Life Annuity Conversion Factors

Age	Factor
45	0.9948
46	0.9942
47	0.9935
48	0.9927
49	0.9919
50	0.9911
51	0.9901
52	0.9891
53	0.9880
54	0.9868
55	0.9854
56	0.9838
57	0.9820
58	0.9800
59	0.9776
60	0.9748
61	0.9716
62	0.9679
63	0.9637
64	0.9589
65	0.9535
66	0.9474
67	0.9405
68	0.9329
69	0.9243
70	0.9148

Age	Factor
71	0.9042
72	0.8925
73	0.8796
74	0.8654
75	0.8499
76	0.8332
77	0.8154
78	0.7966
79	0.7770
80	0.7566
81	0.7354
82	0.7138
83	0.6915
84	0.6688
85	0.6457
86	0.6220
87	0.5978
88	0.5733
89	0.5485
90	0.5236
91	0.4989
92	0.4742
93	0.4497
94	0.4254
95	0.4016

Basis: GATT GAM (1983 GAM with Margins Weighted 50% male and 50% female) 7.50%

Effective Date: January 1, 1995

3

APPENDICES

Sub appendix A. 1

TABLE C

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

Beneficiary’s Age At Pensioner’s Retirement	PENSIONER WHOSE RETIREMENT AGE IS:																												Beneficiary’s Age At Pensioner’s Retirement
	20		21		22		23		24		25		26		27		28		29		30		31		32	33	354	35
20		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	20
21		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	21
22		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	22
23		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	23
24		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	24
25		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	25
26		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	26
27		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	27
28		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	28
29		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	29
30		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	30
31		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	31
32		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	32
33		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	33
34		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	34
35		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	35
36		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	36
37		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	37
38		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	38
39		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	39
40		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	40
41		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	12
42		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	42
43		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	43
44		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	44
45		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	45
46		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	46
47		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	47
48		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	48
49		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	49
50		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	50
51		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	51
52		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	52
53		*		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	53
54		*		*		*		*		*		*		*		*		*		*		*	.999		.999	.999	.999	.999	54

	20		21		22		23		24		25		26		27		28		29		30		31		32	33	34	35

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%
PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE
BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

4

APPENDICES

Sub appendix A. 1

TABLE C

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

Beneficiary’s Age At Pensioner’s Retirement	PENSIONER WHOSE RETIREMENT AGE IS:																											Beneficiary’s Age At Pensioner’s Retirement
	20		21		22		23		24		25		26		27		28		29		30		31	32	33	34	35
55		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	.999	55
56		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	.999	56
57		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	.999	57
58		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	.999	58
59		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	.999	59
60		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	.999	60
61		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	.999	61
62		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	.999	62
63		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	.999	63
64		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	.999	64
65		*		*		*		*		*		*		*		*		*		*		*	.999	.999	.999	.999	.999	65
66		*		*		*		*		*		*		*		*		*		*	.999		.999	.999	.999	.999	.999	66
67		*		*		*		*		*		*		*		*		*		*	.999		.999	.999	.999	.999	.999	67
68		*		*		*		*		*		*		*		*		*		*	.999		.999	.999	.999	.999	.999	68
69		*		*		*		*		*		*		*		*		*		*	.999		.999	.999	.999	.999	.999	69
70		*		*		*		*		*		*		*		*		*		*	.999		.999	.999	.999	.999	.999	70
71		*		*		*		*		*		*		*		*		*	.999		.999		.999	.999	.999	.999	.999	71
72		*		*		*		*		*		*		*		*		*	.999		.999		.999	.999	.999	.999	.999	72
73		*		*		*		*		*		*		*		*		*	.999		.999		.999	.999	.999	.999	.999	73
75		*		*		*		*		*		*		*		*	.999		.999		.999		.999	.999	.999	.999	.999	75
76		*		*		*		*		*		*		*		*	.999		.999		.999		.999	.999	.999	.999	.999	76
77		*		*		*		*		*		*		*		*	.999		.999		.999		.999	.999	.999	.999	.999	77
78		*		*		*		*		*		*		*	.999		.999		.999		.999		.999	.999	.999	.999	.999	78
79		*		*		*		*		*		*		*	.999		.999		.999		.999		.999	.999	.999	.999	.999	79
80		*		*		*		*		*		*		*	.999		.999		.999		.999		.999	.999	.999	.999	.999	80
81		*		*		*		*		*		*	.999		.999		.999		.999		.999		.999	.999	.999	.999	.999	81
82		*		*		*		*		*		*	.999		.999		.999		.999		.999		.999	.999	.999	.999	.999	82
83		*		*		*		*		*		*	.999		.999		.999		.999		.999		.999	.999	.999	.999	.999	83
84		*		*		*		*		*		*	.999		.999		.999		.999		.999		.999	.999	.999	.999	.999	84
85		*		*		*		*		*	.999		.999		.999		.999		.999		.999		.999	.999	.999	.999	.999	85
86		*		*		*		*		*	.999		.999		.999		.999		.999		.999		.999	.999	.999	.999	.999	86
87		*		*		*		*		*	.999		.999		.999		.999		.999		.999		.999	.999	.999	.999	.999	87
88		*		*		*		*	.999		.999		.999		.999		.999		.999		.999		.999	.999	.999	.999	.999	88
89		*		*		*		*	.999		.999		.999		.999		.999		.999		.999		.999	.999	.999	.999	.999	89

	20		21		22		23		24		25		26		27		28		29		30		31	32	33	34	35

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%
PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE
BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

5

APPENDICES

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50
20.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	20
21.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	21
22.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	22
23.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	23
24.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	24
25.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	25
26.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	26
27.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	27
28.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	28
29.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	29
30.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	30
31.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	31
32.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	32
33.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	33
34.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	34
35.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	35
36.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	36
37.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	37
38.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	38
39.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	39
40.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	40
41.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	12
42.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	42
43.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	43
44.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	44
45.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	45
46.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	46
47.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	47
48.999	.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	48
49.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.998	.997	.997	.996	.996	.996	49
50.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.998	.997	.997	.996	.996	.996	50
51.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	51
52.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	52
53.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	53
54.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	54

35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%
PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE
BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

6

APPENDICES

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50
55.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	55
56.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	56
57.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	57
58.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	58
60.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	60
61.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	61
62.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	62
63.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	63
64.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	64
65.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	65
66.999	.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.996	.996	.996	.995	66
67.999	.999	.999	.999	.999	.998	.998	.998	.998	.998	.997	.997	.996	.996	.996	.995	67
68.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	.995	68
69.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.996	.995	69
70.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	70
71.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	71
72.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	72
73.999	.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	73
74.999	.999	.999	.999	.998	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	74
75.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.997	.996	.995	.995	.994	75
76.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.997	.996	.995	.995	.994	76
77.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.997	.996	.995	.995	.994	77
78.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.997	.996	.995	.995	.994	78
79.999	.999	.999	.999	.998	.998	.998	.998	.997	.997	.996	.996	.996	.995	.995	.994	79
80.999	.999	.999	.998	.998	.998	.998	.998	.997	.997	.996	.996	.995	.995	.994	.994	80
81.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.994	81
82.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.994	82
83.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.993	83
84.999	.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.993	84
85.999	.999	.998	.998	.998	.998	.998	.997	.997	.996	.996	.996	.995	.994	.994	.993	85
86.999	.999	.998	.998	.998	.998	.998	.997	.997	.996	.996	.995	.995	.994	.994	.993	86
87.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.994	.993	87
88.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.993	.993	88
89.999	.999	.998	.998	.998	.998	.997	.997	.997	.996	.996	.995	.995	.994	.993	.993	89

35	36	37	38	39	40	41	42	43	44	45	46	47	48	49	50

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%
PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE
BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

7

APPENDICES

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
50	51	52	53	54	55	56	57	58	59	60	61	62	63	64	65
20.996	.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.983	.980	20
21.996	.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.983	.980	21
22.996	.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	22
23.996	.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	23
24.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	24
25.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	25
26.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	26
27.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	27
28.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	28
29.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	29
30.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	30
31.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	31
32.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	32
33.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	33
34.996	.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	34
35.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	35
36.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	36
37.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	37
38.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	38
39.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	39
40.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	40
41.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	12
42.996	.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	42
43.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.986	.984	.982	.979	43
44.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.984	.982	.979	44
45.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.984	.981	.979	45
46.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.984	.981	.979	46
47.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.983	.981	.979	47
48.996	.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.983	.981	.979	48
49.996	.995	.995	.994	.994	.993	.992	.991	.991	.989	.988	.987	.985	.983	.981	.979	49
50.996	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	50
51.996	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	51
52.996	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	52
53.996	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.978	53
54.996	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.986	.985	.983	.981	.978	54

50	51	52	53	54	55	56	57	58	59	60	61	62	63	64	65

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%
PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE
BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

8

APPENDICES

Sub appendix A. 1

TABLE C-

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT	PENSIONER WHOSE RETIREMENT AGE IS:	BENEFICIARY’S AGE AT
PENSIONER’S RETIREMENT	50	51	52	53	54	55	56	57	58	59	60	61	62	63	64	65	PENSIONER’S RETIREMENT
55.996	.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.986	.985	.983	.981	.978	55
56.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.985	.983	.980	.978	56
57.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	.978	57
58.996	.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	.978	58
59.995	.995	.995	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	.977	59
60.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	.977	60
61.995	.995	.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	.977	61
62.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.986	.984	.982	.979	.977	62
63.995	.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.984	.981	.979	.976	63
64.995	.995	.994	.994	.993	.992	.991	.991	.989	.988	.987	.985	.983	.981	.979	.976	64
65.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.978	.976	65
66.995	.995	.994	.994	.993	.992	.991	.990	.989	.988	.986	.985	.983	.981	.978	.975	66
67.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.985	.983	.980	.978	.975	67
68.995	.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.984	.982	.980	.978	.975	68
70.995	.994	.994	.993	.992	.992	.991	.990	.989	.987	.986	.984	.982	.979	.977	.974	70
71.995	.994	.994	.993	.992	.992	.991	.990	.988	.987	.985	.984	.981	.979	.976	.973	71
72.995	.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	.976	.973	72
73.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.985	.983	.981	.978	.975	.972	73
74.995	.994	.993	.993	.992	.991	.990	.989	.988	.986	.985	.983	.980	.978	.975	.972	74
75.994	.994	.993	.993	.992	.991	.990	.989	.987	.986	.984	.982	.980	.977	.974	.971	75
76.994	.994	.993	.992	.992	.991	.990	.989	.987	.986	.984	.982	.979	.977	.974	.970	76
77.994	.994	.993	.992	.991	.990	.989	.988	.987	.985	.984	.981	.979	.976	.973	.970	77
78.994	.993	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	.976	.973	.969	78
79.994	.993	.993	.992	.991	.990	.989	.988	.986	.985	.983	.981	.978	.975	.972	.968	79
80.994	.993	.992	.992	.991	.990	.989	.988	.986	.984	.982	.980	.978	.975	.971	.968	80
81.994	.993	.992	.992	.991	.990	.989	.987	.986	.984	.982	.980	.977	.974	.971	.967	81
82.994	.993	.992	.991	.990	.989	.988	.987	.985	.984	.982	.979	.977	.974	.970	.966	82
83.993	.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	.976	.973	.970	.966	83
84.993	.993	.992	.991	.990	.989	.988	.986	.985	.983	.981	.979	.976	.973	.969	.965	84
85.993	.992	.992	.991	.990	.989	.988	.986	.985	.983	.981	.978	.975	.972	.968	.964	85
86.993	.992	.992	.991	.990	.989	.987	.986	.984	.982	.980	.978	.975	.972	.968	.964	86
87.993	.992	.991	.990	.990	.988	.987	.986	.984	.982	.980	.977	.974	.971	.967	.963	87
88.993	.992	.991	.990	.989	.988	.987	.985	.984	.982	.980	.977	.974	.970	.967	.962	88
89.993	.992	.991	.990	.989	.988	.987	.985	.983	.981	.979	.977	.973	.970	.966	.962	89

50	51	52	53	54	55	56	57	58	59	60	61	62	63	64	65

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%
PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE
BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

9

APPENDICES

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80
20.980	.978	.975	.972	.969	.966	.962	.958	.953	.948	.942	.937	.931	.924	.918	.911	20
21.980	.978	.975	.972	.969	.966	.962	.958	.953	.948	.942	.937	.931	.924	.917	.911	21
22.980	.978	.975	.972	.969	.966	.962	.958	.953	.948	.942	.937	.930	.924	.917	.911	22
23.980	.978	.975	.972	.969	.966	.962	.957	.953	.948	.942	.937	.930	.924	.917	.910	23
24.980	.978	.975	.972	.969	.966	.962	.957	.953	.948	.942	.936	.930	.924	.917	.910	24
25.980	.978	.975	.972	.969	.966	.962	.957	.953	.948	.942	.936	.930	.924	.917	.910	25
26.980	.978	.975	.972	.969	.965	.962	.957	.953	.948	.942	.936	.930	.924	.917	.910	26
27.980	.978	.975	.972	.969	.965	.962	.957	.953	.947	.942	.936	.930	.923	.917	.910	27
28.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.942	.936	.930	.923	.917	.910	28
29.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.942	.936	.930	.923	.917	.910	29
30.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.942	.936	.930	.923	.916	.910	30
31.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.942	.936	.930	.923	.916	.909	31
32.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.941	.936	.929	.923	.916	.909	32
33.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.941	.935	.929	.923	.916	.909	33
34.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.941	.935	.929	.923	.916	.909	34
35.980	.978	.975	.972	.969	.965	.961	.957	.952	.947	.941	.935	.929	.922	.916	.908	35
36.980	.977	.975	.972	.968	.965	.961	.956	.952	.947	.941	.935	.929	.922	.915	.908	36
37.980	.977	.975	.972	.968	.965	.961	.956	.952	.946	.941	.935	.928	.922	.915	.908	37
38.980	.977	.975	.972	.968	.965	.961	.956	.951	.946	.941	.935	.928	.922	.915	.908	38
39.980	.977	.975	.972	.968	.965	.961	.956	.951	.946	.940	.934	.928	.921	.914	.907	39
40.980	.977	.974	.971	.968	.964	.960	.956	.951	.946	.940	.934	.928	.921	.914	.907	40
41.980	.977	.974	.971	.968	.964	.960	.956	.951	.946	.940	.934	.927	.921	.914	.907	12
42.980	.977	.974	.971	.968	.964	.960	.956	.951	.945	.940	.934	.927	.920	.913	.906	42
43.979	.977	.974	.971	.968	.964	.960	.955	.951	.945	.939	.933	.927	.920	.913	.906	43
44.979	.977	.974	.971	.968	.964	.960	.955	.950	.945	.939	.933	.927	.920	.913	.905	44
45.979	.977	.974	.971	.967	.964	.960	.955	.950	.945	.939	.933	.926	.919	.912	.905	45
46.979	.977	.974	.971	.967	.963	.959	.955	.950	.944	.939	.932	.926	.919	.912	.904	46
47.979	.977	.974	.971	.967	.963	.959	.955	.950	.944	.938	.932	.925	.918	.911	.904	47
48.979	.976	.974	.970	.967	.963	.959	.954	.949	.944	.938	.932	.925	.918	.911	.903	48
49.979	.976	.973	.970	.967	.963	.959	.954	.949	.943	.937	.931	.924	.917	.910	.903	49
50.979	.976	.973	.970	.967	.963	.958	.954	.949	.943	.937	.931	.924	.917	.910	.902	50
51.979	.976	.973	.970	.966	.962	.958	.953	.948	.943	.937	.930	.923	.916	.909	.901	51
52.979	.976	.973	.970	.966	.962	.958	.953	.948	.942	.936	.930	.923	.916	.908	.901	52
53.978	.976	.973	.970	.966	.962	.958	.953	.948	.942	.936	.929	.922	.915	.908	.900	53
54.978	.976	.973	.969	.966	.962	.957	.952	.947	.941	.935	.929	.922	.914	.907	.899	54

65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%
PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE
BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

10

APPENDICES

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80
55.978	.975	.972	.969	.965	.961	.957	.952	.947	.941	.935	.928	.921	.914	.906	.898	55
56.978	.975	.972	.969	.965	.961	.957	.952	.946	.940	.934	.927	.920	.913	.905	.897	56
57.978	.975	.972	.969	.965	.961	.956	.951	.946	.940	.933	.927	.919	.912	.904	.896	57
58.978	.975	.972	.968	.965	.960	.956	.951	.945	.939	.933	.926	.919	.911	.903	.895	58
59.977	.975	.971	.968	.964	.960	.955	.950	.945	.939	.932	.925	.918	.910	.902	.894	59
60.977	.974	.971	.968	.964	.959	.955	.950	.944	.938	.931	.924	.917	.909	.901	.892	60
61.977	.974	.971	.967	.963	.959	.954	.949	.943	.937	.930	.923	.916	.908	.899	.891	61
62.977	.974	.970	.967	.963	.959	.954	.948	.943	.936	.929	.922	.914	.906	.898	.889	62
63.976	.973	.970	.966	.962	.958	.953	.948	.942	.935	.928	.921	.913	.905	.896	.888	63
64.976	.973	.970	.966	.962	.957	.952	.947	.941	.934	.927	.920	.912	.903	.895	.886	64
65.976	.973	.969	.966	.961	.957	.952	.946	.940	.933	.926	.918	.910	.902	.893	.884	65
66.975	.972	.969	.965	.961	.956	.951	.945	.939	.933	.925	.917	.909	.900	.891	.882	66
67.975	.972	.968	.964	.960	.956	.950	.944	.938	.931	.923	.915	.907	.898	.889	.879	67
68.975	.971	.968	.964	.959	.956	.949	.943	.937	.930	.922	.914	.906	.896	.887	.877	68
69.974	.971	.967	.963	.959	.954	.948	.942	.935	.928	.920	.912	.903	.894	.884	.874	69
70.974	.970	.967	.962	.958	.953	.947	.941	.934	.927	.919	.910	.901	.892	.882	.872	70
71.973	.970	.966	.962	.957	.952	.946	.940	.933	.925	.917	.908	.899	.889	.879	.869	71
72.973	.969	.965	.952	.956	.951	.945	.939	.931	.924	.915	.906	.897	.887	.876	.866	72
73.972	.969	.965	.960	.955	.950	.944	.937	.930	.922	.913	.904	.894	.884	.873	.863	73
74.972	.968	.964	.959	.954	.949	.943	.936	.928	.920	.911	.902	.892	.881	.870	.859	74
75.971	.967	.963	.958	.953	.948	.941	.934	.927	.918	.909	.899	.889	.878	.867	.856	75
76.970	.967	.962	.958	.952	.946	.940	.933	.925	.916	.907	.897	.886	.875	.864	.852	76
77.970	.966	.961	.957	.951	.945	.938	.931	.923	.916	.905	.894	.884	.872	.860	.848	77
78.969	.965	.961	.956	.950	.944	.941	.930	.921	.912	.902	.892	.881	.872	.857	.844	78
79.969	.964	.960	.955	.949	.943	.940	.928	.919	.910	.900	.889	.878	.866	.853	.841	79
80.968	.964	.959	.954	.948	.941	.934	.926	.918	.908	.898	.887	.875	.863	.850	.837	80
81.967	.963	.958	.953	.947	.940	.933	.925	.916	.906	.895	.884	.872	.860	.846	.833	81
82.966	.962	.957	.952	.948	.939	.931	.923	.914	.904	.893	.882	.869	.856	.843	.829	82
83.966	.961	.956	.951	.944	.937	.930	.921	.912	.902	.891	.879	.866	.853	.839	.825	83
84.965	.960	.955	.950	.943	.936	.928	.920	.910	.900	.888	.876	.863	.850	.836	.821	84
85.964	.960	.954	.949	.942	.935	.927	.918	.908	.898	.886	.874	.861	.847	.832	.817	85
86.964	.959	.954	.948	.941	.934	.925	.916	.906	.896	.884	.871	.858	.843	.829	.813	86
87.963	.958	.953	.947	.940	.932	.924	.915	.905	.894	.881	.869	.855	.840	.835	.810	87
88.962	.957	.952	.946	.939	.931	.923	.913	.903	.891	.879	.866	.852	.837	.822	.806	88
89.962	.957	.951	.945	.938	.930	.921	.912	.901	.889	.877	.863	.849	.834	.818	.802	89

65	66	67	68	69	70	71	72	73	74	75	76	77	78	79	80

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%
PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE
BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

11

APPENDICES

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
80	81	82	83	84	85	86	87	88	89	90	91	92	93	94	95
20.911	.904	.897	.889	.882	.874	.866	.859	.850	.842	.834	.826	.818	.809	.801	.793	20
21.911	.904	.896	.889	.882	.874	.866	.858	.850	.842	.834	.826	.817	.809	.801	.793	21
22.911	.904	.896	.889	.882	.874	.866	.858	.850	.842	.834	.825	.817	.809	.801	.793	22
23.910	.903	.896	.889	.881	.874	.866	.858	.850	.842	.834	.825	.817	.809	.801	.792	23
24.910	.903	.896	.889	.881	.874	.866	.858	.850	.842	.833	.825	.817	.809	.800	.792	24
25.910	.903	.896	.889	.881	.873	.866	.858	.850	.841	.833	.825	.817	.808	.800	.792	25
26.910	.903	.896	.889	.881	.873	.865	.857	.849	.841	.833	.825	.816	.808	.800	.792	26
27.910	.903	.896	.888	.881	.873	.865	.857	.849	.841	.833	.824	.816	.808	.799	.791	27
28.910	.903	.895	.888	.881	.873	.865	.857	.849	.841	.832	.824	.816	.807	.799	.791	28
29.910	.903	.895	.888	.880	.873	.865	.857	.849	.840	.832	.824	.815	.807	.799	.791	29
30.910	.902	.895	.888	.880	.872	.865	.857	.848	.840	.832	.823	.815	.807	.798	.790	30
31.909	.902	.895	.887	.880	.872	.864	.856	.848	.840	.831	.823	.815	.806	.798	.790	31
32.909	.902	.895	.887	.880	.872	.864	.856	.848	.839	.831	.823	.814	.806	.798	.789	32
33.909	.902	.894	.887	.879	.872	.864	.856	.847	.839	.831	.822	.814	.805	.797	.789	33
34.909	.902	.894	.887	.879	.871	.863	.855	.847	.839	.830	.822	.813	.805	.797	.788	34
35.908	.901	.894	.886	.879	.871	.863	.855	.847	.838	.830	.821	.813	.804	.796	.788	35
36.908	.901	.894	.886	.878	.871	.863	.854	.846	.838	.829	.821	.812	.804	.795	.787	36
37.908	.901	.893	.886	.878	.870	.862	.854	.846	.837	.829	.820	.812	.803	.795	.787	37
38.908	.900	.893	.885	.878	.870	.862	.854	.845	.837	.828	.820	.811	.803	.794	.786	38
39.907	.900	.893	.885	.877	.869	.861	.853	.845	.836	.828	.819	.810	.802	.793	.785	39
40.907	.900	.892	.885	.877	.869	.861	.852	.844	.836	.827	.818	.810	.801	.793	.784	40
41.907	.899	.892	.884	.876	.868	.860	.852	.843	.835	.826	.818	.809	.800	.792	.783	12
42.906	.899	.891	.884	.876	.868	.860	.851	.843	.834	.825	.817	.808	.800	.791	.782	42
43.906	.898	.891	.883	.875	.867	.859	.851	.842	.833	.825	.816	.807	.799	.790	.781	43
44.905	.898	.890	.882	.875	.866	.858	.850	.841	.833	.824	.815	.806	.798	.789	.780	44
45.905	.897	.890	.882	.874	.866	.857	.849	.840	.832	.823	.814	.805	.797	.788	.779	45
46.904	.897	.889	.881	.873	.865	.857	.848	.839	.831	.822	.813	.804	.795	.787	.779	46
47.904	.896	.888	.881	.872	.864	.856	.847	.839	.830	.821	.812	.803	.794	.785	.777	47
48.903	.896	.888	.880	.872	.863	.855	.846	.838	.829	.820	.811	.802	.793	.785	.775	48
49.903	.895	.887	.879	.871	.863	.854	.845	.836	.827	.818	.809	.800	.792	.783	.774	49
50.902	.894	.886	.878	.870	.862	.853	.844	.835	.826	.817	.808	.799	.790	.781	.772	50
51.901	.893	.885	.877	.869	.861	.852	.843	.834	.825	.816	.807	.798	.789	.779	.771	51
52.901	.893	.885	.876	.868	.859	.851	.842	.833	.824	.814	.805	.796	.787	.778	.769	52
53.900	.892	.884	.875	.867	.858	.850	.841	.831	.822	.813	.804	.794	.785	.776	.767	53
54.899	.891	.883	.874	.866	.857	.848	.839	.830	.821	.811	.802	.793	.783	.774	.765	54

80	81	82	83	84	85	86	87	88	89	90	91	92	93	94	95

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%
PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE
BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

12

APPENDICES

Sub appendix A. 1

TABLE C –

Conversion From 50% Joint & Survivor to

Twelve Year Certain With 50% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT	PENSIONER WHOSE RETIREMENT AGE IS:															BENEFICIARY’S AGE AT PENSIONER’S RETIREMENT
80	81	82	83	84	85	86	87	88	89	90	91	92	93	94	95
55.898	.890	.882	.873	.865	.856	.847	.838	.828	.819	.810	.800	.791	.781	.772	.763	55
56.897	.889	.880	.872	.863	.854	.845	.836	.827	.817	.808	.798	.789	.779	.777	.760	56
57.896	.888	.879	.871	.862	.853	.844	.834	.825	.815	.806	.796	.786	.777	.767	.758	57
58.895	.886	.876	.869	.860	.851	.842	.833	.823	.813	.803	.794	.784	.774	.765	.755	58
59.894	.885	.876	.868	.859	.849	.840	.830	.821	.811	.801	.791	.781	.771	.762	.752	59
60.892	.884	.875	.866	.857	.847	.838	.828	.818	.808	.798	.788	.778	.768	.759	.749	60
61.891	.882	.873	.864	.855	.845	.836	.826	.815	.806	.796	.785	.775	.765	.755	.745	61
62.889	.880	.871	.862	.853	.843	.833	.823	.813	.803	.792	.782	.772	.762	.752	.742	62
63.888	.878	.869	.860	.850	.840	.830	.820	.810	.800	.789	.779	.768	.758	.748	.737	63
64.886	.876	.867	.857	.848	.838	.828	.817	.807	.796	.786	.775	.764	.754	.743	.733	64
65.884	.874	.865	.855	.845	.835	.825	.814	.803	.792	.782	.771	.760	.749	.739	.728	65
66.882	.872	.862	.852	.842	.832	.821	.810	.800	.789	.778	.767	.758	.745	.734	.723	66
67.879	.870	.860	.849	.839	.828	.818	.807	.796	.784	.773	.762	.751	.740	.729	.718	67
68.877	.867	.857	.846	.836	.825	.814	.803	.791	.780	.768	.757	.746	.734	.723	.712	68
69.874	.864	.854	.843	.832	.821	.810	.798	.787	.775	.763	.752	.740	.728	.717	.706	69
70.872	.861	.851	.840	.828	.817	.806	.794	.782	.770	.758	.746	.734	.722	.711	.699	70
71.869	.858	.847	.836	.825	.813	.801	.789	.777	.765	.752	.740	.728	.716	.704	.692	71
72.866	.855	.843	.832	.820	.808	.796	.784	.772	.759	.746	.734	.721	.709	.697	.685	72
73.863	.851	.840	.828	.816	.804	.791	.779	.766	.753	.740	.727	.714	.702	.689	.677	73
74.859	.848	.836	.824	.811	.799	.786	.773	.760	.747	.733	.720	.707	.694	.681	.669	74
75.856	.844	.831	.819	.806	.794	.780	.767	.754	.740	.726	.713	.699	.686	.673	.660	75
76.852	.840	.827	.814	.801	.788	.775	.761	.747	.733	.719	.705	.692	.678	.665	.651	76
77.848	.836	.823	.810	.796	.783	.769	.755	.740	.726	.712	.698	.683	.670	.656	.642	77
78.844	.831	.818	.805	.791	.777	.763	.748	.734	.719	.704	.690	.675	.661	.647	.633	78
79.841	.827	.814	.800	.786	.771	.757	.742	.727	.712	.697	.682	.667	.652	.638	.624	79
80.837	.823	.809	.795	.780	.766	.751	.735	.720	.704	.689	.674	.658	.643	.628	.614	80
81.833	.819	.804	.790	.775	.760	.744	.729	.713	.697	.681	.665	.650	.634	.619	.604	81
82.829	.815	.800	.785	.770	.754	.738	.722	.706	.690	.673	.657	.641	.626	.610	.595	82
83.825	.810	.795	.780	.764	.748	.732	.716	.699	.682	.666	.649	.633	.617	.601	.585	83
84.821	.806	.791	.775	.759	.743	.726	.709	.692	.675	.658	.641	.624	.608	.591	.576	84
85.817	.802	.786	.770	.754	.737	.720	.703	.685	.668	.650	.633	.616	.599	.582	.566	85
86.813	.798	.782	.765	.758	.731	.714	.696	.678	.660	.643	.625	.607	.590	.573	.557	86
87.810	.794	.777	.760	.743	.726	.708	.690	.672	.653	.635	.617	.599	.581	.564	.547	87
88.806	.789	.773	.755	.738	.720	.702	.683	.665	.646	.627	.609	.591	.573	.555	.538	88
89.802	.785	.768	.751	.733	.714	.696	.677	.658	.639	.620	.601	.582	.564	.546	.528	89

80	81	82	83	84	85	86	87	88	89	90	91	92	93	94	95

PENSIONER WHOSE RETIREMENT AGE IS: * = 1.000 INTEREST - 7.5000%
PENSIONER’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE
BENEFICIARY’S MORTALITY - SPECIAL PENSIONER MORTALITY TABLE

13

APPENDICES

Sub appendix A. 1

TABLE D –

Early Retirement Factors – Excess Formula

CECONY Management Participants

Applied To The Portion Of The Pension Formula Calculated On

Final Average Salary In Excess Of The Social Security Wage Base

Months Prior to Age 65	Factor	Months Prior to Age 65	Factor	Months Prior to Age 65	Factor	Months Prior to Age 65	Factor	Months Prior to Age 65	Factor	Months Prior to Age 65	Factor	Months Prior to Age 65	Factor
0 (65)	1.00000	36 (62)	0.76900	72 (59)	0.65400	108 (56)	0.52900	144 (53)	0.42566	180 (50)	0.34522	216 (47)	0.28489
1	0.99358	37	0.76583	73	0.65075	109	0.52542	145	0.42315	181	0.34354	217	0.28321
2	0.98717	38	0.76267	74	0.64750	110	0.52183	146	0.42063	182	0.34187	218	0.28154
3	0.98075	39	0.75950	75	0.64425	111	0.51825	147	0.41812	183	0.34019	219	0.27986
4	0.97433	40	0.75633	76	0.64100	112	0.51467	148	0.41561	184	0.33852	220	0.27819
5	0.96792	41	0.75317	77	0.63775	113	0.51108	149	0.41309	185	0.33684	221	0.27651
6	0.96150	42	0.75000	78	0.63450	114	0.50750	150	0.41058	186	0.33517	222	0.27484
7	0.95508	43	0.74683	79	0.63125	115	0.50392	151	0.40807	187	0.33349	223	0.27316
8	0.94867	44	0.74367	80	0.62800	116	0.50033	152	0.40555	188	0.33181	224	0.27148
9	0.94225	45	0.74050	81	0.62475	117	0.49675	153	0.40304	189	0.33014	225	0.26981
10	0.93583	46	0.73733	82	0.62150	118	0.49317	154	0.40053	190	0.32846	226	0.26813
11	0.92942	47	0.73417	83	0.61825	119	0.48958	155	0.39801	191	0.32679	227	0.26646
12 (64)	0.92300	48 (61)	0.73100	84 (58)	0.61500	120 (55)	0.48600	156 (52)	0.39550	192 (49)	0.32511	228 (46)	0.26478
13	0.91658	49	0.72775	85	0.61183	121	0.48349	157	0.39299	193	0.32343	229	0.26310
14	0.91017	50	0.72450	86	0.60867	122	0.48097	158	0.39047	194	0.32176	230	0.26143
15	0.90375	51	0.72125	87	0.60550	123	0.47846	159	0.38796	195	0.32008	231	0.25975
16	0.89733	52	0.71800	88	0.60233	124	0.47594	160	0.38544	196	0 31841	232	0.25808
17	0.89092	53	0.71475	89	0.59917	125	0.47343	161	0.38293	197	0.31673	233	0.25640
18	0.88450	54	0.71150	90	0.59600	126	0.47091	162	0.38041	198	0.31506	234	0.25473
19	0.87806	55	0.70825	91	0.59283	127	0.46840	163	0.37790	199	0.31338	235	0.25305
20	0.87167	56	0.70500	92	0.58967	128	0.46589	164	0.37539	200	0.31170	236	0.25137
21	0.86525	57	0.70175	93	0.58650	129	0.46337	165	0.37287	201	0.31003	237	0.24970
22	0.85883	58	0.69850	94	0.58333	130	0.46086	166	0.37036	202	0.30835	238	0.24802
23	0.85242	59	0.69525	95	0.58017	131	0.45834	167	0.36784	203	0.30668	239	0.24635
24 (63)	0.84600	60 (60)	0.69200	96 (57)	0.57700	132 (54)	0.45583	168 (51)	0.36533	204 (48)	0.30500	240 (45)	0.24467
25	0.83958	61	0.68883	97	0.57300	133	0.45332	169	0.36365	205	0.30332
26	0.83317	62	0.68567	98	0.56900	134	0.45080	170	0.36198	206	0.30165
27	0.82675	63	0.68250	99	0.56500	135	0.44829	171	0.36030	207	0.29997
28	0.82033	64	0.67933	100	0.56100	136	0.44577	172	0.35863	208	0.29830
29	0.81392	65	0.67617	101	0.55700	137	0.44326	173	0.35695	209	0.29662
30	0.80750	66	0.67300	102	0.55300	138	0.44074	174	0.35528	210	0.29495
31	0.80108	67	0.66983	103	0.54900	139	0.43823	175	0.35360	211	0.29327
32	0.79467	68	0.66667	104	0.54500	140	0.43572	176	0.35192	212	0.29159
33	0.78825	69	0.66350	105	0.54100	141	0.43320	177	0.35025	213	0.28992
34	0.78183	70	0.66033	106	0.53700	142	0.43069	178	0.34857	214	0.28824
35	0.77542	71	0.65717	107	0.53300	143	0.42817	179	0.34690	215	0.28657

Exact Age in ( )	Effective Date: January 1, 1990

14

APPENDICES

Sub appendix A. 1

TABLE E–

Conversion From 50% Joint & Survivor to 100% Joint & Survivor

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

PENSIONER

Age Of Bene.	* * *	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
35	*	.9641	.9611	.9580	.9548	.9513	.9476	.9437	.9397	.9353	.9307	.9259	.9208	.9154	.9097	.9037	.8974
36	*	.9649	.9620	.9589	.9557	.9522	.9486	.9448	.9406	.9363	.9318	.9270	.9219	.9165	.9109	.9049	.8986
37	*	.9658	.9629	.9598	.9566	.9533	.9496	.9458	.9417	.9375	.9329	.9281	.9230	.9177	.9120	.9061	.8998
38	*	.9666	.9639	.9608	.9577	.9542	.9506	.9468	.9428	.9386	.9341	.9293	.9243	.9189	.9133	.9073	.9010
39	*	.9675	.9647	.9618	.9585	.9553	.9518	.9479	.9441	.9398	.9353	.9305	.9256	.9202	.9146	.9087	.9024
40	*	.9684	.9657	.9627	.9597	.9563	.9529	.9491	.9452	.9410	.9366	.9318	.9269	.9216	.9160	.9100	.9039
41	*	.9693	.9666	.9637	.9606	.9574	.9540	.9503	.9464	.9423	.9379	.9332	.9282	.9230	.9174	.9115	.9053
42	*	.9702	.9677	.9648	.9618	.9586	.9551	.9515	.9477	.9436	.9392	.9346	.9297	.9244	.9188	.9130	.9069
43	*	.9711	.9686	.9658	.9629	.9598	.9564	.9527	.9490	.9450	.9406	.9361	.9311	.9260	.9204	.9145	.9084
44	*	.9721	.9697	.9668	.9640	.9609	.9576	.9541	.9504	.9463	.9421	.9375	.9327	.9275	.9221	.9162	.9102
45	*	.9731	.9707	.9679	.9651	.9620	.9588	.9554	.9517	.9478	.9436	.9390	.9342	.9291	.9237	.9180	.9119
46	*	.9740	.9716	.9690	.9662	.9632	.9601	.9567	.9531	.9492	.9451	.9406	.9359	.9308	.9254	.9198	.9137
47	*	.9750	.9726	.9701	.9674	.9645	.9614	.9581	.9545	.9507	.9466	.9423	.9375	.9326	.9272	.9216	.9156
48	*	.9759	.9736	.9712	.9686	.9658	.9627	.9594	.9560	.9522	.9482	.9439	.9392	.9344	.9291	.9234	.9175
49	*	.9769	.9746	.9723	.9698	.9670	.9640	.9608	.9574	.9538	.9499	.9456	.9411	.9362	.9310	.9254	.9195
50	*	.9778	.9757	.9734	.9709	.9682	.9654	.9622	9589	.9553	.9515	.9474	.9428	.9381	.9330	.9275	.9216
51	*	.9788	.9768	.9745	.9720	.9695	.9667	.9637	.9604	.9569	.9531	.9491	.9446	.9400	.9349	.9296	.9238
52	*	.9797	.9777	.9756	.9732	.9707	.9679	.9651	.9619	.9585	.9549	.9508	.9466	.9420	.9370	.9317	.9260
53	*	.9806	.9788	.9766	.9743	.9720	.9693	.9665	.9634	.9601	.9565	.9526	.9485	.9440	.9391	.9338	.9282
54	*	.9815	.9797	.9777	.9755	.9732	.9706	.9680	.9650	.9617	.9582	.9544	.9504	.9460	.9411	.9360	.9305
55	*	.9824	.9806	.9788	.9766	.9744	.9720	.9694	.9665	.9634	.9600	.9563	.9524	.9480	.9433	.9382	.9329
56	*	.9833	.9816	.9797	.9778	.9756	.9732	.9707	.9680	.9650	.9617	.9582	.9543	.9501	.9455	.9406	.9353
57	*	.9842	.9825	.9808	.9789	.9768	.9746	.9721	.9695	.9667	.9634	.9600	.9562	.9521	.9477	.9430	.9378
58	*	.9850	.9834	.9818	.9800	.9781	.9759	.9735	.9710	.9682	.9652	.9618	.9582	.9542	.9500	.9453	.9402
59	*	.9858	.9843	.9829	.9810	.9791	.9772	.9749	.9724	.9698	.9668	.9636	.9602	.9564	.9522	.9477	.9427
60	*	.9867	.9853	.9838	.9821	.9803	.9784	.9763	.9739	.9714	.9686	.9655	.9621	.9585	.9544	.9501	.9453

15

APPENDICES

Sub appendix A. 1

TABLE E–

Conversion From 50% Joint & Survivor To 100 % Joint & Survivor

CECONY Management Participants And CECONY Weekly Participants

Not Applicable To CECONY Weekly Participants –1

PENSIONER

Age Of Bene.	* * *	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
61	*	.9874	.9861	.9847	.9831	.9814	.9796	.9776	.9753	.9729	.9702	.9673	.9641	.9606	.9567	.9524	.9478
62	*	.9882	.9872	.9856	.9841	.9825	.9808	.9788	.9767	.9744	.9718	.9691	.9660	.9626	.9589	.9548	.9503
63	*	.9889	.9878	.9865	.9851	.9835	.9819	.9801	.9781	.9759	.9735	.9709	.9679	.9647	.9610	.9571	.9529
64	*	.9896	.9886	.9873	.9861	.9845	.9831	.9813	.9794	.9774	.9751	.9725	.9697	.9667	.9632	.9595	.9554
65	*	.9903	.9893	.9881	.9869	.9855	.9841	.9824	.9807	.9788	.9766	.9742	.9715	.9686	.9654	.9618	.9579
66	*	.9909	.9900	.9889	.9878	.9866	.9852	.9836	.9819	.9801	.9781	.9758	.9733	.9706	.9675	.9641	.9603
67	*	.9915	.9907	.9897	.9886	.9874	.9861	.9847	.9831	.9814	.9795	.9774	.9750	.9724	.9695	.9662	.9627
68	*	.9921	.9913	.9904	.9894	.9883	.9871	.9858	.9843	.9827	.9809	.9789	.9767	.9742	.9716	.9684	.9650
69	*	.9927	.9919	.9911	.9901	.9892	.9880	.9867	.9854	.9839	.9823	.9803	.9783	.9759	.9734	.9705	.9673
70	*	.9932	.9925	.9918	.9909	.9899	.9889	.9878	.9864	.9851	.9835	.9817	.9798	.9777	.9752	.9726	.9694
71	*	.9938	.9931	.9923	.9915	.9906	.9896	.9887	.9875	.9862	.9847	.9831	.9813	.9793	.9770	.9745	.9716
72	*	.9943	.9936	.9929	.9921	.9914	.9905	.9895	.9884	.9872	.9859	.9845	.9828	.9808	.9787	.9763	.9737
73	*	.9947	.9941	.9935	.9928	.9921	.9912	.9904	.9894	.9883	.9870	.9856	.9840	.9824	.9803	.9781	.9755
74	*	.9951	.9946	.9940	.9934	.9926	.9919	.9911	.9902	.9892	.9880	.9867	.9853	.9837	.9819	.9798	.9774
75	*	.9955	.9950	.9945	.9940	.9933	.9926	.9918	.9910	.9901	.9890	.9879	.9866	.9850	.9833	.9814	.9792
76	*	.9959	.9954	.9950	.9945	.9938	.9932	.9925	.9918	.9909	.9899	.9889	.9877	.9862	.9847	.9829	.9809
77	*	.9962	.9958	.9955	.9949	.9944	.9938	.9931	.9924	.9917	.9908	.9898	.9886	.9874	.9860	.9844	.9824
78	*	.9966	.9962	.9959	.9953	.9949	.9944	.9937	.9932	.9923	.9916	.9907	.9896	.9885	.9871	.9857	.9841
79	*	.9969	.9965	.9962	.9957	.9953	.9949	.9942	.9937	.9930	.9923	.9915	.9905	.9896	.9884	.9869	.9854
80	*	.9972	.9969	.9965	.9962	.9957	.9953	.9948	.9942	.9937	.9930	.9923	.9914	.9905	.9893	.9880	.9867
81	*	.9974	.9971	.9968	.9965	.9961	.9957	.9953	.9947	.9943	.9936	.9929	.9922	.9913	.9903	.9891	.9879
82	*	.9977	.9974	.9971	.9968	.9964	.9961	.9956	.9953	.9948	.9942	.9936	.9929	.9921	.9912	.9902	.9890
83	*	.9979	.9977	.9974	.9971	.9968	.9965	.9961	.9958	.9953	.9947	.9942	.9935	.9929	.9921	.9911	.9900
84	*	.9981	.9979	.9976	.9974	.9971	.9968	.9965	.9961	.9957	.9952	.9947	.9941	.9935	.9927	.9920	.9909
85	*	.9983	.9981	.9979	.9976	.9974	.9971	.9968	.9964	.9961	.9957	.9953	.9948	.9942	.9934	.9927	.9918

16

APPENDICES

TABLE E –

CONVERSION FROM 50% JOINT & SURVIVOR TO 100 % JOINT & SURVIVOR

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

PENSIONER

Age Of Bene.	* * *	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
35	*	.8909	.8840	.8767	.8692	.8615	.8535	.8452	.8368	.8281	.8193	8103	.8011	.7919	.7826	.7731
36	*	.8920	.8851	.8779	.8703	.8626	.8546	.8463	.8379	.8292	.8204	.8114	.8022	.7930	.7835	.7741
37	*	.8932	.8863	.8791	.8716	.8638	.8558	.8475	.8390	.8304	.8215	.8125	.8033	.7941	.7847	.7751
38	*	.8945	.8875	.8803	.8729	.8651	.8571	.8488	.8404	.8317	.8227	.8138	.8045	.7952	.7857	.7762
39	*	.8958	.8889	.8817	.8742	.8665	.8584	.8502	.8417	.8330	.8240	.8150	.8058	.7964	.7870	.7774
40	*	.8972	.8904	.8832	.8757	.8679	.8599	.8516	.8431	.8344	.8255	.8164	.8071	.7977	.7883	.7787
41	*	.8988	.8919	.8847	.8772	.8694	.8614	.8531	.8446	.8358	.8269	.8178	.8086	.7992	.7896	.7800
42	*	.9002	.8934	.8863	.8788	.8710	.8630	.8546	.8461	.8374	.8284	.8194	.8101	.8007	.7911	.7814
43	*	.9019	.8951	.8879	.8805	.8727	.8647	.8564	.8478	.8391	.9302	.8211	.8117	.8022	.7926	.7829
44	*	.9036	.8968	.8896	.8823	.8745	.8664	.8581	.8496	.8404	.8318	.8227	.8013	.8039	.7943	.7846
45	*	.9054	.8986	.8916	.8841	.8763	.8682	.8600	.8515	.8427	.8337	.8245	.8152	.8057	.7959	.7862
46	*	.9073	.9005	.8935	.8860	.8783	.8702	.8619	.8534	.8446	.8356	.8265	.8170	.8075	.7979	.7880
47	*	.9092	.9025	.8954	.8881	.8803	.8723	.8640	.8555	.8467	.8377	.8284	.8190	.8094	.7998	.7900
48	*	.9112	.9045	.8975	.8902	.8824	.8745	.8661	.8576	.8488	.8398	.8305	.8212	.8116	.8018	.7920
49	*	.9133	.9066	.8996	.8923	.8847	.8767	.8684	.8599	.8511	.8421	.8328	.8233	.8138	.8040	.7941
50	*	.9154	.9089	.9019	.8946	.8870	.8791	.8707	.8622	.8534	.8445	.8352	.8258	.8160	.8062	.7963
51	*	.9176	.9111	.9042	.8970	.8894	.8814	.8732	.8647	.8559	.8469	.8377	.8282	.8185	.8087	.7987
52	*	.9199	.9134	.9066	.8995	.8919	.8840	.8758	.8673	.8585	.8495	.8403	.8308	.8211	.8112	.8012
53	*	.9223	.9159	.9091	.9020	.8945	.8867	.8785	.8700	.8613	.8523	.8430	.8335	.8239	.8139	.8039
54	*	.9246	.9183	.9117	.9046	.8972	.8894	.8813	.8728	.8641	.8551	.8459	.8364	.8267	.8167	.8067
55	*	.9271	.9209	.9144	.9073	.9000	.8923	.8842	.8757	.8671	.8581	.8489	.8395	.8297	.8197	.8096
56	*	.9296	.9235	.9171	.9102	.9028	.8952	.8872	.8789	.8703	.8612	.8521	.8426	.8328	.8229	.8128
57	*	.9322	.9261	.9198	.9130	.9058	.8983	.8903	.8821	.8735	.8646	.8554	.8459	.8362	.8263	.8161
58	*	.9348	.9289	.9226	.9159	.9089	.9014	.8935	.8854	.8768	.8680	.8589	.8494	.8397	.8297	.8196
59	*	.9374	.9317	.9255	.9190	.9121	.9047	.8969	.8888	.8803	.8716	.8625	.8530	.8434	.8334	.8233
60	*	.9401	.9346	.9285	.9221	.9152	.9080	.9003	.8924	.8840	.8753	.8663	.8569	.8472	.8372	.8271

17

APPENDICES

TABLE E –

CONVERSION FROM 50% JOINT & SURVIVOR TO 100 % JOINT & SURVIVOR

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

PENSIONER

Age Of Bene.	* * *	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
61	*	.9428	.9373	.9315	.9252	.9185	.9113	.9039	.8960	.8878	.8791	.8701	.8608	.8512	.8413	.8312
62	*	.9454	.9402	.9345	.9284	.9218	.9149	.9074	.8998	.8916	.8830	.8742	.8649	.8554	.8455	.8354
63	*	.9482	.9431	.9375	.9316	.9252	.9184	.9111	.9035	.8955	.8871	.8784	.8692	.8597	.8499	.8398
64	*	.9509	.9459	.9406	.9348	.9285	.9219	.9149	.9074	.8995	.8912	.8826	.8736	.8641	.8544	.8443
65	*	.9535	.9487	.9437	.9380	.9320	.9255	.9186	.9113	.9036	.8956	.8871	.8781	.8687	.8591	.8491
66	*	.9562	.9516	.9466	.9412	.9354	.9291	.9225	.9153	.9078	.8998	.8914	.8827	.8735	.8638	.8540
67	*	.9588	.9543	.9496	.9444	.9388	.9327	.9263	.9194	.9120	.9042	.8960	.8873	.8783	.8688	.8590
68	*	.9612	.9571	.9525	.9475	.9422	.9363	.9301	.9234	.9162	.9086	.9006	.8922	.8832	.8739	.8642
69	*	.9637	.9597	.9554	.9506	.9455	.9398	.9338	.9274	.9204	.9130	.9052	.8969	.8882	.8790	.8695
70	*	.9661	.9623	.9582	.9537	.9488	.9433	.9375	.9313	.9245	.9174	.9098	.9018	.8933	.8843	.8749
71	*	.9684	.9649	.9610	.9566	.9520	.9468	.9412	.9353	.9287	.9218	.9145	.9066	.8983	.8895	.8803
72	*	.9706	.9673	.9636	.9596	.9551	.9502	.9449	.9391	.9329	.9263	.9191	.9116	.9035	.8948	.8859
73	*	.9728	.9697	.9662	.9624	.9581	.9535	.9485	.9429	.9370	.9306	.9237	.9164	.9085	.9002	.8914
74	*	.9748	.9720	.9687	.9650	.9611	.9566	.9519	.9467	.9409	.9348	.9283	.9211	.9136	.9055	.8970
75	*	.9768	.9741	.9711	.9676	.9639	.9598	.9552	.9502	.9448	.9390	.9327	.9259	.9186	.9108	.9026
76	*	.9787	.9761	.9732	.9702	.9666	.9627	.9584	.9537	.9486	.9431	.9371	.9306	.9235	.9160	.9080
77	*	.9804	.9780	.9754	.9725	.9693	.9656	.9615	.9571	.9523	.9470	.9412	.9351	.9285	.9212	.9135
78	*	.9821	.9799	.9774	.9747	.9716	.9682	.9644	.9603	.9557	.9508	.9454	.9396	.9331	.9262	.9188
79	*	.9836	.9816	.9793	.9768	.9739	.9708	.9672	.9634	.9591	.9544	.9493	.9438	.9377	.9311	.9239
80	*	.9850	.9832	.9811	.9788	.9761	.9732	.9699	.9663	.9623	.9579	.9531	.9478	.9421	.9357	.9290
81	*	.9864	.9847	.9828	.9806	.9781	.9755	.9723	.9690	.9653	.9611	.9567	.9517	.9463	.9403	.9339
82	*	.9876	.9861	.9843	.9824	.9801	.9775	.9747	.9716	.9681	.9644	.9601	.9553	.9503	.9447	.9386
83	*	.9887	.9873	.9857	.9839	.9818	.9795	.9769	.9740	.9709	.9673	.9633	.9589	.9541	.9488	.9431
84	*	.9898	.9885	.9871	.9854	.9835	.9813	.9789	.9763	.9732	.9701	.9664	.9624	.9578	.9529	.9474
85	*	.9908	.9896	.9883	.9868	.9850	.9831	.9808	.9784	.9757	.9726	.9693	.9654	.9614	.9567	.9516

18

APPENDICES

TABLE F –

CONVERSION FROM 50% JOINT & SURVIVOR TO 100 % JOINT & SURVIVOR WITH POP UP

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

PENSIONER

Age Of Bene.	* * *	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
35	*	.9633	.9603	.9572	.9539	.9504	.9467	.9428	.9387	.9343	.9297	.9249	.9198	.9144	.9087	.9027	.8964
36	*	.9641	.9612	.9580	.9548	.9513	.9476	.9437	.9396	.9353	.9308	.9259	.9208	.9154	.9098	.9037	.8974
37	*	.9649	.9619	.9589	.9556	.9522	.9486	.9447	.9406	.9363	.9318	.9269	.9219	.9165	.9109	.9049	.8986
38	*	.9657	.9628	.9598	.9565	.9531	.9495	.9457	.9417	.9374	.9329	.9280	.9230	.9176	.9120	.9060	.8997
39	*	.9665	.9636	.9606	.9574	.9541	.9505	.9467	.9427	.9384	.9340	.9292	.9242	.9188	.9132	.9072	.9010
40	*	.9673	.9645	.9615	.9584	.9550	.9516	.9477	.9438	.9396	.9351	.9304	.9253	.9200	.9144	.9085	.9023
41	*	.9681	.9653	.9624	.9593	.9560	.9525	.9488	.9449	.9407	.9363	.9315	.9265	.9213	.9157	.9098	.9035
42	*	.9690	.9663	.9634	.9603	.9570	.9536	.9499	.9460	.9419	.9375	.9328	.9279	.9227	.9170	.9111	.9050
43	*	.9698	.9672	.9643	.9614	.9582	.9547	.9511	.9472	.9431	.9387	.9341	.9291	.9240	.9184	.9126	.9064
44	*	.9707	.9681	.9653	.9623	.9591	.9558	.9522	.9484	.9444	.9400	.9354	.9306	.9254	.9199	.9140	.9079
45	*	.9716	.9690	.9662	.9633	.9603	.9569	9534	.9496	.9457	.9414	.9368	.9320	.9268	.9214	.9156	.9095
46	*	.9724	.9699	.9672	.9644	.9613	.9581	.9546	.9509	.9470	.9427	.9382	.9335	.9283	.9229	.9172	.9111
47	*	.9732	.9708	.9682	.9655	.9624	.9592	.9559	.9522	.9483	.9441	.9397	.9349	.9299	.9245	.9188	.9127
48	*	.9741	.9718	.9692	.9665	.9635	.9604	.9570	.9535	.9497	.9456	.9411	.9364	.9315	.9261	.9204	.9145
49	*	.9750	.9727	.9702	.9675	.9647	.9616	.9582	.9548	.9510	.9470	.9426	.9380	.9331	.9278	.9222	.9162
50	*	.9759	.9736	.9712	.9686	.9657	.9628	.9595	.9561	.9525	.9485	.9442	.9396	.9347	.9296	.9240	.9181
51	*	.9767	.9745	.9721	.9696	.9669	.9640	.9608	.9574	.9538	.9499	.9458	.9413	.9365	.9313	.9259	.9200
52	*	.9775	.9754	.9731	.9707	.9680	.9651	.9620	.9588	.9552	.9515	.9473	.9429	.9382	.9331	.9277	.9219
53	*	.9784	.9764	.9741	.9717	.9691	.9663	.9634	.9602	.9567	.9529	.9489	.9446	.9399	.9349	.9295	.9239
54	*	.9792	.9772	.9751	.9727	.9703	.9675	.9646	.9612	.9581	.9545	.9505	.9463	.9417	.9368	.9315	.9258
55	*	.9800	.9780	.9760	.9737	.9713	.9687	.9659	.9628	.9595	.9560	.9520	.9480	.9435	.9386	.9334	.9279
56	*	.9808	.9789	.9769	.9747	.9724	.9698	.9671	.9641	.9609	.9574	.9538	.9496	.9454	.9406	.9355	.9299
57	*	.9816	.9798	.9779	.9757	.9734	.9710	.9683	.9654	.9624	.9590	.9553	.9514	.9471	.9424	.9375	.9321
58	*	.9823	.9806	.9787	.9767	.9746	.9721	.9695	.9668	.9637	.9605	.9569	.9531	.9489	.9445	.9395	.9343
59	*	.9831	.9813	.9796	.9776	.9755	.9733	.9707	.9680	.9651	.9620	.9585	.9548	.9507	.9464	.9415	.9363
60	*	.9838	.9822	.9804	.9785	.9765	.9743	.9720	.9693	.9666	.9635	.9602	.9565	.9525	.9482	.9436	.9385

19

APPENDICES

TABLE F –

CONVERSION FROM 50% JOINT & SURVIVOR TO 100 % JOINT & SURVIVOR WITH POP UP

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

PENSIONER

Age Of Bene.	* * *	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60
61	*	.9845	.9830	.9813	.9795	.9775	.9754	.9732	.9706	.9679	.9649	.9617	.9582	.9543	.9501	.9456	.9407
62	*	.9852	.9837	.9821	.9804	.9785	.9765	.9742	.9719	.9692	.9664	.9633	.9599	.9561	.9520	.9476	.9428
63	*	.9858	.9845	.9829	.9813	.9794	.9775	.9754	.9730	.9705	.9678	.9649	.9615	.9579	.9539	.9496	.9450
64	*	.9865	.9851	.9836	.9821	.9803	.9785	.9765	.9742	.9718	.9692	.9663	.9631	.9596	.9558	.9517	.9471
65	*	.9871	.9858	.9844	.9829	.9813	.9795	.9775	.9754	.9731	.9706	.9678	.9646	.9613	.9577	.9537	.9493
66	*	.9877	.9864	.9851	.9837	.9821	.9804	.9786	.9765	.9743	.9718	.9692	.9662	.9631	.9595	.9556	.9513
67	*	.9883	.9871	.9859	.9844	.9829	.9813	.9795	.9775	.9754	.9732	.9706	.9678	.9647	.9613	.9575	.9534
68	*	.9888	.9878	.9864	.9852	.9837	.9822	.9805	.9786	.9767	.9744	.9720	.9693	.9662	.9630	.9594	.9554
69	*	.9894	.9883	.9871	.9858	.9845	.9830	.9814	.9797	.9778	.9756	.9733	.9707	.9678	.9647	.9612	.9575
70	*	.9899	.9888	.9878	.9865	.9852	.9838	.9823	.9806	.9788	.9768	.9746	.9721	.9694	.9664	.9630	.9593
71	*	.9904	.9894	.9884	.9872	.9859	.9846	.9832	.9816	.9799	.9779	.9758	.9735	.9708	.9680	.9648	.9612
72	*	.9909	.9899	.9889	.9878	.9867	.9854	.9841	.9825	.9808	.9790	.9770	.9747	.9723	.9696	.9665	.9631
73	*	.9913	.9904	.9895	.9885	.9873	.9861	.9849	.9833	.9818	.9801	.9781	.9761	.9737	.9710	.9682	.9648
74	*	.9917	.9910	.9900	.9891	.9879	.9869	.9856	.9842	.9828	.9812	.9792	.9773	.9750	.9725	.9697	.9666
75	*	.9922	.9914	.9906	.9896	.9886	.9875	.9863	.9850	.9837	.9821	.9804	.9778	.9763	.9739	.9712	.9682
76	*	.9926	.9918	.9910	.9902	.9891	.9881	.9871	.9858	.9845	.9830	.9814	.9796	.9775	.9753	.9727	.9698
77	*	.9930	.9922	.9915	.9907	.9898	.9887	.9877	.9865	.9853	.9839	.9823	.9806	.9787	.9766	.9742	.9715
78	*	.9934	.9927	.9919	.9911	.9903	.9893	.9883	.9872	.9860	.9847	.9833	.9817	.9798	.9777	.9756	.9730
79	*	.9937	.9931	.9923	.9915	.9907	.9899	.9889	.9879	.9868	.9856	.9842	.9826	.9809	.9790	.9768	.9744
80	*	.9941	.9934	.9928	.9921	.9913	.9904	.9895	.9886	.9875	.9864	.9851	.9836	.9820	.9801	.9780	.9758
81	*	.9943	.9937	.9931	.9924	.9917	.9910	.9901	.9891	.9882	.9870	.9858	.9845	.9830	.9813	.9792	.9771
82	*	.9947	.9941	.9935	.9928	.9922	.9914	.9906	.9898	.9889	.9878	.9866	.9853	.9839	.9823	.9804	.9784
83	*	.9950	.9944	.9939	.9933	.9926	.9920	.9911	.9904	.9894	.9885	.9874	.9862	.9849	.9833	.9815	.9796
84	*	.9953	.9948	.9942	.9936	.9930	.9924	.9916	.9909	.9900	.9891	.9882	.9870	.9857	.9842	.9827	.9808
85	*	.9955	.9951	.9946	.9939	.9934	.9928	.9921	.9914	.9906	.9897	.9888	.9878	.9865	.9851	.9836	.9818

20

APPENDICES

TABLE F –

CONVERSION FROM 50% JOINT & SURVIVOR TO 100 % JOINT & SURVIVOR WITH POP UP

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

PENSIONER

Age Of Bene.	* * *	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
35	*	.8898	.8829	.8757	.8682	.8605	.8525	.8443	.8358	.8272	.8184	.8095	.8003	.7911	.7818	.7724
36	*	.8908	.8840	.8768	.8693	.8615	.8535	.8453	.8368	.8282	.8194	.8104	.8013	.7920	.7826	.7732
37	*	.8920	.8851	.8779	.8704	.8627	.8546	.8464	.8380	.8293	.8204	.8115	.8023	.7931	.7837	.7743
38	*	.8932	.8862	.8791	.8715	.8638	.8558	.8475	.8391	.8305	.8216	.8127	.8034	.7942	.7848	.7753
39	*	.8944	.8875	.8803	.8727	.8651	.8571	.8488	.8403	.8317	.8228	.8138	.8046	.7953	.7859	.7764
40	*	.8956	.8888	.8816	.8742	.8663	.8583	.8501	.8416	.8330	.8240	.8150	.8058	.7965	.7871	.7775
41	*	.8970	.8901	.8829	.8755	.8678	.8597	.8515	.8430	.8342	.8254	.8164	.8071	.7977	.7883	.7788
42	*	.8984	.8916	.8844	.8769	.8691	.8612	.8528	.8444	.8356	.8268	.8177	.8085	.7991	.7896	.7800
43	*	.8998	.8931	.8859	.8784	.8707	.8626	.8544	.8458	.8371	.8283	.8192	.8099	.8005	.7910	.7813
44	*	.9014	.8946	.8874	.8800	.8722	.8642	.8559	.8474	.8387	.8298	.8207	.8114	.8020	.7924	.7828
45	*	.9030	.8962	.8891	.8816	.8738	.8658	.8576	.8491	.8403	.8314	.8223	.8130	.8035	.7940	.7843
46	*	.9046	.8978	.8908	.8833	.8756	.8676	.8593	.8508	.8420	.8331	.8241	.8147	.8052	.7956	.7859
47	*	.9063	.8996	.8925	.8852	.8774	.8694	.8611	.8526	.8439	.8350	.8258	.8164	.8069	.7973	.7877
48	*	.9081	.9013	.8944	.8870	.8792	.8713	.8630	.8545	.8457	.8368	.8277	.8184	.8088	.7992	.7894
49	*	.9099	.9032	.8962	.8889	.8812	.8733	.8650	.8565	.8478	.8388	.8296	.8203	.8107	.8011	.7913
50	*	.9118	.9052	.8982	.8909	.8833	.8754	.8671	.8586	.8498	.8409	.8318	.8224	.8127	.8030	.7932
51	*	.9138	.9072	.9002	.8930	.8854	.8774	.8692	.8608	.8520	.8431	.8339	.8245	.8149	.8052	.7953
52	*	.9158	.9092	.9023	.8951	.8876	.8796	.8714	.8630	.8542	.8454	.8362	.8268	.8172	.8074	.7975
53	*	.9178	.9113	.9045	.8973	.8898	.8820	.8737	.8653	.8567	.8477	.8386	.8292	.8196	.8098	.7999
54	*	.9199	.9135	.9067	.8996	.8922	.8843	.8762	.8678	.8591	.8502	.8411	.8317	.8220	.8122	.8023
55	*	.9220	.9157	.9090	.9020	.8946	.8868	.8787	.8703	.8617	.8528	.8436	.8342	.8246	.8148	.8048
56	*	.9242	.9180	.9113	.9044	.8970	.8892	.8812	.8730	.8644	.8554	.8463	.8370	.8274	.8176	.8076
57	*	.9263	.9202	.9137	.9068	.8995	.8919	.8839	.8757	.8671	.8582	.8492	.8398	.8302	.8203	.8105
58	*	.9285	.9225	.9160	.9093	.9021	.8945	.8866	.8785	.8699	.8611	.8521	.8427	.8331	.8234	.8134
59	*	.9309	.9250	.9186	.9118	.9048	.8973	.8895	.8813	.8728	.8641	.8551	.8457	.8362	.8264	.8164
60	*	.9331	.9273	.9210	.9144	.9074	.9001	.8922	.8842	.8758	.8672	.8582	.8490	.8394	.8296	.8196

21

APPENDICES

TABLE F –

CONVERSION FROM 50% JOINT & SURVIVOR TO 100 % JOINT & SURVIVOR WITH POP UP

CECONY Management Participants and CECONY Weekly Participants

Not Applicable to CECONY Weekly Participants –1

PENSIONER

Age Of Bene.	* * *	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
61	*	.9354	.9297	.9235	.9170	.9101	.9628	.8952	.8872	.8790	.8702	.8613	.8522	.8426	.8329	.8230
62	*	.9377	.9320	.9261	.9197	.9129	.9057	.8982	8904	.8821	.8735	.8647	.8555	.8460	.8363	.8264
63	*	.9399	.9345	.9286	.9224	.9156	.9087	.9012	.8934	.8853	.8768	.8680	.8589	.8495	.8398	.8299
64	*	.9423	.9369	.9312	.9250	.9185	.9115	.9042	.8966	.8885	.8801	.8715	.8624	.8531	.8434.	.8336
65	*	.9445	.9392	.9337	.9277	.9213	.9144	.9073	.8998	.8918	.8836	.8750	.8661	8567	.8472	.8374
66	*	.9467	.9416	.9362	.9303	.9241	.9174	.9104	.9030	.8952	.8870	.8785	.8696	.8605	.8510	.8412
67	*	.9489	.9440	.9387	.9330	.9269	.9204	.9135	.9062	.8986	.8905	.8821	.8734	.8642	.8549	.8451
68	*	.9511	.9463	.9411	.9356	.9297	.9234	.9166	.9095	.9019	.8941	.8858	.8772	.8681	.8588	.8493
69	*	.9532	.9486	.9436	.9382	.9324	.9262	.9197	.9128	.9053	.8976	.8895	.8809	.8720	.8629	.8533
70	*	.9553	9509	.9461	.9409	.9353	.9292	.9227	.9159	.9087	.9011	.8931	.8847	.8760	.8669	.8575
71	*	.9573	.9531	.9484	.9434	.9379	.9320	.9258	.9192	.9121	.9046	.8968	.8886	.8800	.8710	.8617
72	*	.9593	.9552	.9507	.9459	.9406	.9349	.9289	.9224	.9154	.9082	.9006	.8925	.8840	.8752	.8660
73	*	.9612	.9573	.9530	.9483	.9432	.9377	.9318	.9254	.9189	.9117	.9043	.8963	.8880	.8794	.8702
74	*	.9631	.9594	.9553	.9507	.9458	.9405	.9348	.9286	.9221	.9152	.9080	.9001	.8920	.8835	.8746
75	*	.9649	.9614	.9575	.9531	.9482	.9432	.9376	.9317	.9254	.9186	.9115	.9039	.8960	.8876	.8789
76	*	.9667	.9633	.9594	.9553	.9508	.9457	.9404	.9347	.9285	.9221	.9151	.9077	.9000	.8918	.8832
77	*	.9685	.9652	.9615	.9575	.9531	.9483	.9432	.9376	.9318	.9254	.9187	.9114	.9039	.8960	.8875
78	*	.9701	.9669	.9634	.9597	.9554	.9508	.9458	.9405	.9348	.9287	.9221	.9153	.9078	.9000	.8918
79	*	.9717	.9687	.9653	.9616	.9576	.9532	.9485	.9434	.9378	.9319	.9255	.9189	.9116	.9040.	.8960
80	*	.9732	.9703	.9672	.9636	.9598	.9556	.9510	.9460	.9407	.9350	.9288	.9223	.9154	.9079	.9001
81	*	.9747	.9720	.9690	.9656	.9618	.9579	.9534	.9487	.9435	.9380	.9322	.9258	.9191	.9118	.9042
82	*	.9760	.9735	.9706	.9674	.9639	.9600	.9558	.9512	.9463	.9411	.9354	.9292	.9227	.9157	.9083
83	*	.9774	.9749	.9722	.9691	.9658	.9621	.9581	.9537	.9491	.9439	.9386	.9326	.9263	.9195	.9123
84	*	9787	.9764	.9737	.9709	.9676	.9641	.9603	.9562	.9516	.9469	.9416	.9359	.9297	.9232	.9163
85	*	.9799	.9777	.9753	.9725	.9695	.9661	.9625	.9585	.9543	.9495	.9445	.9390	.9333.	.9269	.9202

22

Sub appendix A. 1

TABLE G –

Factor for Level Income

CECONY Participants

Whose Distributions Began

Before January 1, 2005

Table G is no longer current; Table G applied to distributions before January 1, 2005.

See prior Retirement Plan for historical factors

See the Plan Part I, Article V, for updates

23

APPENDICES

TABLE H-1

Consolidated Edison Retirement Plan

Option Factors Applicable to CECONY Participants only

Not Applicable to CECONY Weekly-1 or CEI Participants

75% Joint and Survivor Without Popup

	PENSIONER’S AGE
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41	42	43
25	0.9955	0.9951	0.9947	0.9943	0.9938	0.9933	0.9927	0.9921	0.9914	0.9907	0.9899	0.9891	0.9882	0.9872	0.9861	0.9850	0.9838	0.9825	0.9812
26	0.9956	0.9953	0.9949	0.9944	0.9939	0.9934	0.9929	0.9923	0.9916	0.9909	0.9901	0.9893	0.9884	0.9874	0.9864	0.9853	0.9841	0.9828	0.9814
27	0.9958	0.9954	0.9950	0.9946	0.9941	0.9936	0.9930	0.9924	0.9918	0.9911	0.9903	0.9895	0.9886	0.9877	0.9866	0.9855	0.9844	0.9831	0.9817
28	0.9959	0.9955	0.9951	0.9947	0.9943	0.9938	0.9932	0.9926	0.9920	0.9913	0.9905	0.9897	0.9889	0.9879	0.9869	0.9858	0.9846	0.9834	0.9820
29	0.9960	0.9957	0.9953	0.9949	0.9944	0.9939	0.9934	0.9928	0.9922	0.9915	0.9908	0.9900	0.9891	0.9882	0.9872	0.9861	0.9849	0.9837	0.9824
30	0.9961	0.9958	0.9954	0.9950	0.9946	0.9941	0.9936	0.9930	0.9924	0.9917	0.9910	0.9902	0.9894	0.9884	0.9875	0.9864	0.9852	0.9840	0.9827
31	0.9962	0.9959	0.9956	0.9952	0.9947	0.9943	0.9938	0.9932	0.9926	0.9919	0.9912	0.9905	0.9896	0.9887	0.9877	0.9867	0.9856	0.9843	0.9830
32	0.9964	0.9960	0.9957	0.9953	0.9949	0.9944	0.9939	0.9934	0.9928	0.9922	0.9915	0.9907	0.9899	0.9890	0.9880	0.9870	0.9859	0.9847	0.9834
33	0.9965	0.9962	0.9958	0.9955	0.9951	0.9946	0.9941	0.9936	0.9930	0.9924	0.9917	0.9910	0.9902	0.9893	0.9883	0.9873	0.9862	0.9850	0.9837
34	0.9966	0.9963	0.9960	0.9956	0.9952	0.9948	0.9943	0.9938	0.9932	0.9926	0.9919	0.9912	0.9904	0.9896	0.9886	0.9876	0.9865	0.9854	0.9841
35	0.9967	0.9964	0.9961	0.9958	0.9954	0.9950	0.9945	0.9940	0.9934	0.9928	0.9922	0.9915	0.9907	0.9899	0.9889	0.9880	0.9869	0.9857	0.9845
36	0.9968	0.9966	0.9962	0.9959	0.9955	0.9951	0.9947	0.9942	0.9937	0.9931	0.9924	0.9917	0.9910	0.9902	0.9893	0.9883	0.9872	0.9861	0.9849
37	0.9969	0.9967	0.9964	0.9960	0.9957	0.9953	0.9949	0.9944	0.9939	0.9933	0.9927	0.9920	0.9913	0.9905	0.9896	0.9886	0.9876	0.9865	0.9853
38	0.9971	0.9968	0.9965	0.9962	0.9958	0.9955	0.9950	0.9946	0.9941	0.9935	0.9929	0.9923	0.9915	0.9908	0.9899	0.9890	0.9879	0.9868	0.9857
39	0.9972	0.9969	0.9966	0.9963	0.9960	0.9956	0.9952	0.9948	0.9943	0.9938	0.9932	0.9925	0.9918	0.9911	0.9902	0.9893	0.9883	0.9872	0.9861
40	0.9973	0.9970	0.9968	0.9965	0.9961	0.9958	0.9954	0.9950	0.9945	0.9940	0.9934	0.9928	0.9921	0.9914	0.9905	0.9896	0.9887	0.9876	0.9865
41	0.9974	0.9971	0.9969	0.9966	0.9963	0.9960	0.9956	0.9952	0.9947	0.9942	0.9937	0.9930	0.9924	0.9917	0.9909	0.9900	0.9890	0.9880	0.9869
42	0.9975	0.9973	0.9970	0.9967	0.9964	0.9961	0.9957	0.9953	0.9949	0.9944	0.9939	0.9933	0.9927	0.9920	0.9912	0.9903	0.9894	0.9884	0.9873
43	0.9976	0.9974	0.9971	0.9969	0.9966	0.9963	0.9959	0.9955	0.9951	0.9946	0.9941	0.9936	0.9929	0.9923	0.9915	0.9907	0.9898	0.9888	0.9878
44	0.9977	0.9975	0.9972	0.9970	0.9967	0.9964	0.9961	0.9957	0.9953	0.9949	0.9944	0.9938	0.9932	0.9926	0.9918	0.9910	0.9902	0.9892	0.9882
45	0.9978	0.9976	0.9974	0.9971	0.9969	0.9966	0.9963	0.9959	0.9955	0.9951	0.9946	0.9941	0.9935	0.9929	0.9922	0.9914	0.9905	0.9896	0.9886
46	0.9979	0.9977	0.9975	0.9972	0.9970	0.9967	0.9964	0.9961	0.9957	0.9953	0.9948	0.9943	0.9938	0.9931	0.9925	0.9917	0.9909	0.9900	0.9890
47	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9966	0.9962	0.9959	0.9955	0.9950	0.9946	0.9940	0.9934	0.9928	0.9921	0.9913	0.9904	0.9895
48	0.9980	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9961	0.9957	0.9953	0.9948	0.9943	0.9937	0.9931	0.9924	0.9916	0.9908	0.9899
49	0.9981	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9966	0.9962	0.9959	0.9955	0.9950	0.9945	0.9940	0.9934	0.9927	0.9920	0.9912	0.9903
50	0.9982	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9961	0.9957	0.9953	0.9948	0.9943	0.9937	0.9931	0.9924	0.9916	0.9907
51	0.9983	0.9982	0.9980	0.9978	0.9976	0.9974	0.9972	0.9969	0.9966	0.9963	0.9959	0.9955	0.9950	0.9945	0.9940	0.9934	0.9927	0.9920	0.9911
52	0.9984	0.9982	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9968	0.9964	0.9961	0.9957	0.9953	0.9948	0.9943	0.9937	0.9930	0.9923	0.9915
53	0.9985	0.9983	0.9982	0.9980	0.9978	0.9977	0.9974	0.9972	0.9969	0.9966	0.9963	0.9959	0.9955	0.9951	0.9946	0.9940	0.9934	0.9927	0.9919
54	0.9985	0.9984	0.9983	0.9981	0.9980	0.9978	0.9976	0.9973	0.9971	0.9968	0.9965	0.9961	0.9957	0.9953	0.9948	0.9943	0.9937	0.9931	0.9923
55	0.9986	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9975	0.9972	0.9970	0.9967	0.9963	0.9960	0.9956	0.9951	0.9946	0.9940	0.9934	0.9927

24

APPENDICES

TABLE H-1 (cont’d)

Consolidated Edison Retirement Plan

Option Factors Applicable to CECONY Participants only

Not Applicable to CECONY Weekly-1 or CEI Participants

75% Joint and Survivor Without Popup

	PENSIONER’S AGE
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41	42	43
56	0.9987	0.9986	0.9984	0.9983	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9965	0.9962	0.9958	0.9954	0.9949	0.9943	0.9937	0.9931	0.9924
57	0.9987	0.9986	0.9985	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9960	0.9956	0.9952	0.9946	0.9941	0.9935	0.9928
58	0.9988	0.9987	0.9986	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9974	0.9972	0.9969	0.9966	0.9962	0.9959	0.9954	0.9949	0.9944	0.9938	0.9932
59	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9965	0.9961	0.9957	0.9952	0.9947	0.9942	0.9935
60	0.9989	0.9989	0.9988	0.9987	0.9985	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9963	0.9959	0.9955	0.9950	0.9945	0.9939
61	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9974	0.9972	0.9969	0.9965	0.9962	0.9958	0.9953	0.9948	0.9943
62	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9973	0.9971	0.9968	0.9964	0.9960	0.9956	0.9951	0.9946
63	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9966	0.9963	0.9959	0.9954	0.9950
64	0.9992	0.9991	0.9990	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9983	0.9981	0.9979	0.9977	0.9974	0.9972	0.9969	0.9965	0.9962	0.9957	0.9953
65	0.9992	0.9992	0.9991	0.9990	0.9989	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9964	0.9960	0.9956
66	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9975	0.9973	0.9970	0.9967	0.9963	0.9959
67	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9969	0.9965	0.9962
68	0.9994	0.9993	0.9993	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981	0.9979	0.9977	0.9974	0.9971	0.9968	0.9964
69	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9982	0.9980	0.9978	0.9976	0.9973	0.9970	0.9967
70	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9982	0.9980	0.9978	0.9975	0.9973	0.9969
71	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9986	0.9985	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972
72	0.9995	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9990	0.9990	0.9989	0.9987	0.9986	0.9985	0.9983	0.9981	0.9979	0.9977	0.9974
73	0.9996	0.9995	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9990	0.9990	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981	0.9978	0.9976
74	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9982	0.9980	0.9978
75	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9982	0.9980
76	0.9997	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9983	0.9982
77	0.9997	0.9997	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9990	0.9989	0.9988	0.9986	0.9985	0.9983
78	0.9997	0.9997	0.9997	0.9997	0.9996	0.9996	0.9996	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9990	0.9989	0.9988	0.9986	0.9985
79	0.9997	0.9997	0.9997	0.9997	0.9997	0.9996	0.9996	0.9996	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9990	0.9989	0.9987	0.9986
80	0.9998	0.9997	0.9997	0.9997	0.9997	0.9997	0.9996	0.9996	0.9996	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9990	0.9989	0.9987
81	0.9998	0.9998	0.9998	0.9997	0.9997	0.9997	0.9997	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9993	0.9993	0.9992	0.9991	0.9990	0.9988
82	0.9998	0.9998	0.9998	0.9998	0.9997	0.9997	0.9997	0.9997	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9993	0.9992	0.9992	0.9991	0.9990
83	0.9998	0.9998	0.9998	0.9998	0.9998	0.9997	0.9997	0.9997	0.9997	0.9997	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9993	0.9992	0.9992	0.9991
84	0.9998	0.9998	0.9998	0.9998	0.9998	0.9998	0.9998	0.9997	0.9997	0.9997	0.9997	0.9996	0.9996	0.9996	0.9995	0.9994	0.9994	0.9993	0.9992	0.9991
85	0.9998	0.9998	0.9998	0.9998	0.9998	0.9998	0.9998	0.9998	0.9997	0.9997	0.9997	0.9997	0.9996	0.9996	0.9996	0.9995	0.9994	0.9994	0.9993	0.9992

25

APPENDICES

TABLE H-1 (cont’d)

Consolidated Edison Retirement Plan

Option Factors Applicable to CECONY Participants only

Not Applicable to CECONY Weekly-1 or CEI Participants

75% Joint and Survivor Without Popup

	PENSIONER’S AGE
	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61	62
25	0.9797	0.9782	0.9765	0.9748	0.9730	0.9710	0.9690	0.9669	0.9646	0.9622	0.9597	0.9570	0.9542	0.9512	0.9480	0.9447	0.9411	0.9374	0.9335
26	0.9800	0.9785	0.9768	0.9751	0.9733	0.9714	0.9693	0.9672	0.9649	0.9625	0.9600	0.9574	0.9545	0.9515	0.9484	0.9450	0.9415	0.9378	0.9339
27	0.9803	0.9788	0.9771	0.9754	0.9736	0.9717	0.9697	0.9675	0.9653	0.9629	0.9604	0.9577	0.9549	0.9519	0.9488	0.9454	0.9419	0.9382	0.9343
28	0.9806	0.9791	0.9775	0.9758	0.9740	0.9721	0.9700	0.9679	0.9657	0.9633	0.9608	0.9581	0.9553	0.9523	0.9492	0.9458	0.9423	0.9386	0.9347
29	0.9809	0.9794	0.9778	0.9761	0.9743	0.9724	0.9704	0.9683	0.9661	0.9637	0.9612	0.9585	0.9557	0.9528	0.9496	0.9463	0.9428	0.9390	0.9351
30	0.9813	0.9798	0.9782	0.9765	0.9747	0.9728	0.9708	0.9687	0.9665	0.9641	0.9616	0.9590	0.9562	0.9532	0.9501	0.9467	0.9432	0.9395	0.9356
31	0.9816	0.9801	0.9786	0.9769	0.9751	0.9732	0.9712	0.9691	0.9669	0.9646	0.9621	0.9594	0.9566	0.9537	0.9505	0.9472	0.9437	0.9400	0.9361
32	0.9820	0.9805	0.9790	0.9773	0.9755	0.9737	0.9717	0.9696	0.9674	0.9650	0.9626	0.9599	0.9571	0.9542	0.9510	0.9477	0.9442	0.9405	0.9366
33	0.9824	0.9809	0.9794	0.9777	0.9760	0.9741	0.9721	0.9701	0.9679	0.9655	0.9631	0.9604	0.9577	0.9547	0.9516	0.9483	0.9448	0.9411	0.9372
34	0.9828	0.9813	0.9798	0.9781	0.9764	0.9746	0.9726	0.9706	0.9684	0.9660	0.9636	0.9610	0.9582	0.9553	0.9521	0.9488	0.9453	0.9416	0.9378
35	0.9831	0.9817	0.9802	0.9786	0.9769	0.9750	0.9731	0.9711	0.9689	0.9666	0.9641	0.9615	0.9588	0.9558	0.9527	0.9494	0.9459	0.9423	0.9384
36	0.9836	0.9821	0.9806	0.9790	0.9773	0.9755	0.9736	0.9716	0.9694	0.9671	0.9647	0.9621	0.9594	0.9564	0.9533	0.9501	0.9466	0.9429	0.9390
37	0.9840	0.9826	0.9811	0.9795	0.9778	0.9760	0.9742	0.9721	0.9700	0.9677	0.9653	0.9627	0.9600	0.9571	0.9540	0.9507	0.9473	0.9436	0.9397
38	0.9844	0.9830	0.9816	0.9800	0.9783	0.9766	0.9747	0.9727	0.9706	0.9683	0.9659	0.9634	0.9606	0.9578	0.9547	0.9514	0.9480	0.9443	0.9404
39	0.9848	0.9835	0.9820	0.9805	0.9789	0.9771	0.9753	0.9733	0.9712	0.9690	0.9666	0.9640	0.9613	0.9585	0.9554	0.9521	0.9487	0.9451	0.9412
40	0.9853	0.9839	0.9825	0.9810	0.9794	0.9777	0.9759	0.9739	0.9718	0.9696	0.9672	0.9647	0.9620	0.9592	0.9561	0.9529	0.9495	0.9458	0.9420
41	0.9857	0.9844	0.9830	0.9815	0.9800	0.9783	0.9765	0.9745	0.9725	0.9703	0.9679	0.9654	0.9628	0.9599	0.9569	0.9537	0.9503	0.9467	0.9428
42	0.9862	0.9849	0.9835	0.9821	0.9805	0.9788	0.9771	0.9752	0.9731	0.9710	0.9687	0.9662	0.9636	0.9607	0.9577	0.9545	0.9511	0.9475	0.9437
43	0.9866	0.9854	0.9840	0.9826	0.9811	0.9794	0.9777	0.9758	0.9738	0.9717	0.9694	0.9670	0.9643	0.9616	0.9586	0.9554	0.9520	0.9484	0.9447
44	0.9871	0.9859	0.9846	0.9832	0.9817	0.9801	0.9783	0.9765	0.9745	0.9724	0.9702	0.9678	0.9652	0.9624	0.9595	0.9563	0.9529	0.9494	0.9456
45	0.9875	0.9864	0.9851	0.9837	0.9822	0.9807	0.9790	0.9772	0.9752	0.9732	0.9710	0.9686	0.9660	0.9633	0.9604	0.9572	0.9539	0.9504	0.9466
46	0.9880	0.9868	0.9856	0.9843	0.9828	0.9813	0.9797	0.9779	0.9760	0.9739	0.9718	0.9694	0.9669	0.9642	0.9613	0.9582	0.9549	0.9514	0.9477
47	0.9884	0.9873	0.9861	0.9848	0.9834	0.9819	0.9803	0.9786	0.9767	0.9747	0.9726	0.9703	0.9678	0.9651	0.9623	0.9592	0.9559	0.9524	0.9487
48	0.9889	0.9878	0.9867	0.9854	0.9840	0.9826	0.9810	0.9793	0.9775	0.9755	0.9734	0.9711	0.9687	0.9661	0.9633	0.9602	0.9570	0.9535	0.9499
49	0.9894	0.9883	0.9872	0.9860	0.9846	0.9832	0.9817	0.9800	0.9783	0.9763	0.9743	0.9720	0.9696	0.9671	0.9643	0.9613	0.9581	0.9547	0.9510
50	0.9898	0.9888	0.9877	0.9865	0.9852	0.9839	0.9824	0.9808	0.9790	0.9772	0.9751	0.9729	0.9706	0.9681	0.9653	0.9624	0.9592	0.9558	0.9522
51	0.9902	0.9893	0.9882	0.9871	0.9858	0.9845	0.9831	0.9815	0.9798	0.9780	0.9760	0.9739	0.9716	0.9691	0.9664	0.9635	0.9604	0.9570	0.9535
52	0.9907	0.9898	0.9887	0.9876	0.9864	0.9851	0.9837	0.9822	0.9806	0.9788	0.9769	0.9748	0.9726	0.9701	0.9675	0.9646	0.9616	0.9583	0.9548
53	0.9911	0.9902	0.9892	0.9882	0.9870	0.9858	0.9844	0.9830	0.9814	0.9797	0.9778	0.9758	0.9735	0.9712	0.9686	0.9658	0.9628	0.9595	0.9561
54	0.9915	0.9907	0.9897	0.9887	0.9876	0.9864	0.9851	0.9837	0.9822	0.9805	0.9787	0.9767	0.9746	0.9722	0.9697	0.9670	0.9640	0.9608	0.9574
55	0.9920	0.9911	0.9902	0.9893	0.9882	0.9870	0.9858	0.9844	0.9829	0.9813	0.9796	0.9777	0.9756	0.9733	0.9708	0.9682	0.9653	0.9622	0.9588

26

APPENDICES

TABLE H-1 (cont’d)

Consolidated Edison Retirement Plan

Option Factors Applicable to CECONY Participants only

Not Applicable to CECONY Weekly-1 or CEI Participants

75% Joint and Survivor Without Popup

	PENSIONER’S AGE
	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61	62
56	0.9924	0.9916	0.9907	0.9898	0.9888	0.9877	0.9865	0.9852	0.9837	0.9822	0.9805	0.9786	0.9766	0.9744	0.9720	0.9694	0.9666	0.9635	0.9602
57	0.9928	0.9920	0.9912	0.9903	0.9893	0.9883	0.9871	0.9859	0.9845	0.9830	0.9814	0.9796	0.9776	0.9755	0.9732	0.9706	0.9679	0.9649	0.9617
58	0.9932	0.9925	0.9917	0.9908	0.9899	0.9889	0.9878	0.9866	0.9853	0.9838	0.9823	0.9805	0.9787	0.9766	0.9743	0.9719	0.9692	0.9663	0.9631
59	0.9935	0.9929	0.9921	0.9913	0.9904	0.9895	0.9884	0.9873	0.9860	0.9847	0.9831	0.9815	0.9797	0.9777	0.9755	0.9731	0.9705	0.9677	0.9646
60	0.9939	0.9933	0.9926	0.9918	0.9910	0.9901	0.9891	0.9880	0.9868	0.9855	0.9840	0.9824	0.9807	0.9788	0.9767	0.9744	0.9719	0.9691	0.9661
61	0.9943	0.9937	0.9930	0.9923	0.9915	0.9906	0.9897	0.9886	0.9875	0.9863	0.9849	0.9834	0.9817	0.9799	0.9779	0.9756	0.9732	0.9705	0.9677
62	0.9946	0.9941	0.9934	0.9927	0.9920	0.9912	0.9903	0.9893	0.9882	0.9870	0.9857	0.9843	0.9827	0.9809	0.9790	0.9769	0.9745	0.9720	0.9692
63	0.9950	0.9944	0.9938	0.9932	0.9925	0.9917	0.9909	0.9899	0.9889	0.9878	0.9866	0.9852	0.9837	0.9820	0.9802	0.9781	0.9759	0.9734	0.9707
64	0.9953	0.9948	0.9942	0.9936	0.9930	0.9922	0.9914	0.9906	0.9896	0.9885	0.9874	0.9861	0.9846	0.9830	0.9813	0.9793	0.9772	0.9748	0.9722
65	0.9956	0.9951	0.9946	0.9940	0.9934	0.9927	0.9920	0.9912	0.9903	0.9893	0.9882	0.9869	0.9856	0.9841	0.9824	0.9805	0.9785	0.9762	0.9737
66	0.9959	0.9954	0.9950	0.9944	0.9938	0.9932	0.9925	0.9917	0.9909	0.9900	0.9889	0.9878	0.9865	0.9851	0.9835	0.9817	0.9797	0.9776	0.9752
67	0.9962	0.9958	0.9953	0.9948	0.9943	0.9937	0.9930	0.9923	0.9915	0.9906	0.9897	0.9886	0.9874	0.9860	0.9845	0.9828	0.9810	0.9789	0.9766
68	0.9964	0.9961	0.9956	0.9952	0.9947	0.9941	0.9935	0.9928	0.9921	0.9913	0.9904	0.9894	0.9882	0.9870	0.9855	0.9840	0.9822	0.9802	0.9781
69	0.9967	0.9963	0.9959	0.9955	0.9950	0.9945	0.9940	0.9933	0.9927	0.9919	0.9910	0.9901	0.9890	0.9878	0.9865	0.9850	0.9834	0.9815	0.9795
70	0.9969	0.9966	0.9962	0.9958	0.9954	0.9949	0.9944	0.9938	0.9932	0.9925	0.9917	0.9908	0.9898	0.9887	0.9875	0.9861	0.9845	0.9828	0.9808
71	0.9972	0.9969	0.9965	0.9962	0.9958	0.9953	0.9948	0.9943	0.9937	0.9930	0.9923	0.9915	0.9906	0.9895	0.9884	0.9871	0.9856	0.9840	0.9821
72	0.9974	0.9971	0.9968	0.9965	0.9961	0.9957	0.9952	0.9947	0.9942	0.9936	0.9929	0.9921	0.9913	0.9903	0.9892	0.9880	0.9866	0.9851	0.9834
73	0.9976	0.9973	0.9971	0.9967	0.9964	0.9960	0.9956	0.9951	0.9946	0.9941	0.9935	0.9928	0.9920	0.9911	0.9901	0.9889	0.9877	0.9862	0.9846
74	0.9978	0.9976	0.9973	0.9970	0.9967	0.9963	0.9959	0.9955	0.9951	0.9946	0.9940	0.9933	0.9926	0.9918	0.9908	0.9898	0.9886	0.9873	0.9858
75	0.9980	0.9978	0.9975	0.9972	0.9970	0.9966	0.9963	0.9959	0.9955	0.9950	0.9945	0.9939	0.9932	0.9925	0.9916	0.9906	0.9895	0.9883	0.9869
76	0.9982	0.9979	0.9977	0.9975	0.9972	0.9969	0.9966	0.9962	0.9959	0.9954	0.9949	0.9944	0.9938	0.9931	0.9923	0.9914	0.9904	0.9892	0.9879
77	0.9983	0.9981	0.9979	0.9977	0.9974	0.9972	0.9969	0.9966	0.9962	0.9958	0.9954	0.9949	0.9943	0.9937	0.9929	0.9921	0.9912	0.9901	0.9889
78	0.9985	0.9983	0.9981	0.9979	0.9977	0.9974	0.9972	0.9969	0.9965	0.9962	0.9958	0.9953	0.9948	0.9942	0.9936	0.9928	0.9919	0.9910	0.9898
79	0.9986	0.9984	0.9983	0.9981	0.9979	0.9976	0.9974	0.9971	0.9968	0.9965	0.9961	0.9957	0.9953	0.9947	0.9941	0.9934	0.9926	0.9917	0.9907
80	0.9987	0.9986	0.9984	0.9982	0.9981	0.9979	0.9976	0.9974	0.9971	0.9968	0.9965	0.9961	0.9957	0.9952	0.9946	0.9940	0.9933	0.9925	0.9915
81	0.9988	0.9987	0.9986	0.9984	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9965	0.9961	0.9956	0.9951	0.9946	0.9939	0.9931	0.9923
82	0.9990	0.9988	0.9987	0.9986	0.9984	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9964	0.9960	0.9956	0.9951	0.9945	0.9938	0.9930
83	0.9991	0.9989	0.9988	0.9987	0.9985	0.9984	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9964	0.9960	0.9955	0.9950	0.9943	0.9936
84	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9964	0.9959	0.9955	0.9949	0.9942
85	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9982	0.9981	0.9978	0.9976	0.9974	0.9971	0.9967	0.9963	0.9959	0.9954	0.9948

27

APPENDICES

TABLE H-1 (cont’d)

Consolidated Edison Retirement Plan

Option Factors Applicable to CECONY Participants only

Not Applicable to CECONY Weekly-1 or CEI Participants

75% Joint and Survivor Without Popup

	PENSIONER’S AGE
	63	64	65	66	67	68	69	70	71	72	73	74	75
25	0.9294	0.9252	0.9207	0.9161	0.9113	0.9063	0.9012	0.8959	0.8905	0.8850	0.8793	0.8735	0.8676
26	0.9298	0.9255	0.9211	0.9164	0.9116	0.9066	0.9015	0.8963	0.8909	0.8853	0.8796	0.8738	0.8679
27	0.9302	0.9259	0.9215	0.9168	0.9120	0.9070	0.9019	0.8966	0.8912	0.8857	0.8800	0.8742	0.8683
28	0.9306	0.9263	0.9219	0.9172	0.9124	0.9074	0.9023	0.8970	0.8916	0.8861	0.8804	0.8745	0.8686
29	0.9311	0.9268	0.9223	0.9177	0.9129	0.9079	0.9027	0.8975	0.8920	0.8865	0.8808	0.8750	0.8690
30	0.9315	0.9272	0.9228	0.9181	0.9133	0.9083	0.9032	0.8979	0.8925	0.8869	0.8812	0.8754	0.8695
31	0.9320	0.9277	0.9233	0.9186	0.9138	0.9088	0.9037	0.8984	0.8930	0.8874	0.8817	0.8758	0.8699
32	0.9325	0.9283	0.9238	0.9192	0.9143	0.9094	0.9042	0.8989	0.8935	0.8879	0.8822	0.8763	0.8704
33	0.9331	0.9288	0.9244	0.9197	0.9149	0.9099	0.9048	0.8995	0.8940	0.8884	0.8827	0.8769	0.8709
34	0.9337	0.9294	0.9249	0.9203	0.9155	0.9105	0.9054	0.9001	0.8946	0.8890	0.8833	0.8774	0.8715
35	0.9343	0.9300	0.9256	0.9209	0.9161	0.9111	0.9060	0.9007	0.8952	0.8896	0.8839	0.8780	0.8720
36	0.9350	0.9307	0.9262	0.9216	0.9168	0.9118	0.9066	0.9013	0.8959	0.8903	0.8845	0.8786	0.8727
37	0.9357	0.9314	0.9269	0.9223	0.9175	0.9125	0.9073	0.9020	0.8966	0.8910	0.8852	0.8793	0.8733
38	0.9364	0.9321	0.9277	0.9230	0.9182	0.9132	0.9081	0.9028	0.8973	0.8917	0.8859	0.8800	0.8740
39	0.9372	0.9329	0.9285	0.9238	0.9190	0.9140	0.9089	0.9036	0.8981	0.8925	0.8867	0.8808	0.8748
40	0.9380	0.9337	0.9293	0.9247	0.9198	0.9149	0.9097	0.9044	0.8989	0.8933	0.8875	0.8816	0.8756
41	0.9388	0.9346	0.9302	0.9255	0.9207	0.9157	0.9106	0.9053	0.8998	0.8942	0.8884	0.8825	0.8764
42	0.9397	0.9355	0.9311	0.9265	0.9216	0.9167	0.9115	0.9062	0.9007	0.8951	0.8893	0.8834	0.8773
43	0.9406	0.9364	0.9320	0.9274	0.9226	0.9176	0.9125	0.9072	0.9017	0.8961	0.8903	0.8843	0.8783
44	0.9416	0.9374	0.9330	0.9284	0.9237	0.9187	0.9135	0.9082	0.9027	0.8971	0.8913	0.8853	0.8793
45	0.9427	0.9385	0.9341	0.9295	0.9247	0.9198	0.9146	0.9093	0.9038	0.8982	0.8924	0.8864	0.8803
46	0.9437	0.9396	0.9352	0.9306	0.9259	0.9209	0.9158	0.9105	0.9050	0.8993	0.8935	0.8875	0.8815
47	0.9448	0.9407	0.9363	0.9318	0.9270	0.9221	0.9170	0.9117	0.9062	0.9005	0.8947	0.8887	0.8827
48	0.9460	0.9419	0.9375	0.9330	0.9283	0.9233	0.9182	0.9129	0.9075	0.9018	0.8960	0.8900	0.8839
49	0.9472	0.9431	0.9388	0.9343	0.9296	0.9247	0.9196	0.9143	0.9088	0.9031	0.8973	0.8913	0.8852
50	0.9484	0.9444	0.9401	0.9356	0.9309	0.9260	0.9209	0.9157	0.9102	0.9045	0.8987	0.8927	0.8866
51	0.9497	0.9457	0.9414	0.9370	0.9323	0.9274	0.9224	0.9171	0.9117	0.9060	0.9002	0.8942	0.8881
52	0.9510	0.9470	0.9428	0.9384	0.9338	0.9289	0.9239	0.9186	0.9132	0.9076	0.9018	0.8958	0.8896
53	0.9524	0.9485	0.9443	0.9399	0.9353	0.9305	0.9255	0.9202	0.9148	0.9092	0.9034	0.8974	0.8913
54	0.9538	0.9499	0.9458	0.9415	0.9369	0.9321	0.9271	0.9219	0.9165	0.9109	0.9051	0.8991	0.8930
55	0.9552	0.9514	0.9473	0.9431	0.9385	0.9338	0.9288	0.9237	0.9183	0.9127	0.9069	0.9009	0.8948

28

APPENDICES

TABLE H-1 (cont’d)

Consolidated Edison Retirement Plan

Option Factors Applicable to CECONY Participants only

Not Applicable to CECONY Weekly-1 or CEI Participants

75% Joint and Survivor Without Popup

	PENSIONER’S AGE
	63	64	65	66	67	68	69	70	71	72	73	74	75
56	0.9567	0.9529	0.9489	0.9447	0.9402	0.9355	0.9306	0.9255	0.9201	0.9146	0.9088	0.9028	0.8967
57	0.9582	0.9545	0.9506	0.9464	0.9420	0.9373	0.9325	0.9274	0.9221	0.9165	0.9108	0.9048	0.8987
58	0.9598	0.9561	0.9523	0.9481	0.9438	0.9392	0.9344	0.9293	0.9241	0.9186	0.9129	0.9069	0.9008
59	0.9613	0.9578	0.9540	0.9499	0.9457	0.9411	0.9364	0.9314	0.9262	0.9207	0.9150	0.9091	0.9031
60	0.9629	0.9595	0.9557	0.9518	0.9476	0.9431	0.9384	0.9335	0.9283	0.9229	0.9173	0.9114	0.9054
61	0.9645	0.9611	0.9575	0.9536	0.9495	0.9451	0.9405	0.9357	0.9306	0.9252	0.9196	0.9138	0.9078
62	0.9661	0.9629	0.9593	0.9555	0.9515	0.9472	0.9427	0.9379	0.9329	0.9276	0.9220	0.9163	0.9103
63	0.9678	0.9646	0.9611	0.9575	0.9535	0.9493	0.9449	0.9402	0.9352	0.9300	0.9245	0.9188	0.9129
64	0.9694	0.9663	0.9630	0.9594	0.9556	0.9515	0.9471	0.9425	0.9376	0.9325	0.9271	0.9215	0.9156
65	0.9710	0.9680	0.9648	0.9613	0.9576	0.9536	0.9494	0.9449	0.9401	0.9351	0.9298	0.9242	0.9184
66	0.9726	0.9697	0.9666	0.9633	0.9597	0.9558	0.9517	0.9473	0.9426	0.9377	0.9325	0.9270	0.9213
67	0.9741	0.9714	0.9684	0.9652	0.9617	0.9580	0.9540	0.9497	0.9451	0.9403	0.9352	0.9298	0.9242
68	0.9757	0.9731	0.9702	0.9671	0.9638	0.9601	0.9563	0.9521	0.9477	0.9430	0.9380	0.9327	0.9272
69	0.9772	0.9747	0.9720	0.9690	0.9658	0.9623	0.9585	0.9545	0.9502	0.9457	0.9408	0.9356	0.9302
70	0.9787	0.9763	0.9737	0.9709	0.9678	0.9644	0.9608	0.9569	0.9528	0.9483	0.9436	0.9386	0.9333
71	0.9801	0.9779	0.9754	0.9727	0.9697	0.9665	0.9631	0.9593	0.9553	0.9510	0.9464	0.9415	0.9364
72	0.9815	0.9794	0.9770	0.9745	0.9716	0.9686	0.9653	0.9617	0.9579	0.9537	0.9493	0.9445	0.9395
73	0.9828	0.9808	0.9786	0.9762	0.9735	0.9706	0.9675	0.9640	0.9603	0.9564	0.9521	0.9475	0.9426
74	0.9841	0.9822	0.9801	0.9778	0.9753	0.9726	0.9696	0.9663	0.9628	0.9590	0.9548	0.9504	0.9457
75	0.9853	0.9836	0.9816	0.9795	0.9771	0.9745	0.9716	0.9685	0.9652	0.9615	0.9576	0.9533	0.9488
76	0.9865	0.9848	0.9830	0.9810	0.9788	0.9763	0.9736	0.9707	0.9675	0.9640	0.9603	0.9562	0.9518
77	0.9876	0.9860	0.9843	0.9825	0.9804	0.9781	0.9755	0.9728	0.9698	0.9665	0.9629	0.9590	0.9548
78	0.9886	0.9872	0.9856	0.9838	0.9819	0.9797	0.9774	0.9748	0.9719	0.9688	0.9654	0.9617	0.9577
79	0.9896	0.9883	0.9868	0.9852	0.9833	0.9813	0.9791	0.9767	0.9740	0.9710	0.9678	0.9643	0.9605
80	0.9905	0.9893	0.9879	0.9864	0.9847	0.9828	0.9808	0.9785	0.9760	0.9732	0.9702	0.9668	0.9632
81	0.9913	0.9902	0.9890	0.9876	0.9860	0.9843	0.9823	0.9802	0.9779	0.9752	0.9724	0.9692	0.9658
82	0.9921	0.9911	0.9899	0.9886	0.9872	0.9856	0.9838	0.9818	0.9796	0.9772	0.9745	0.9715	0.9683
83	0.9928	0.9919	0.9908	0.9896	0.9883	0.9868	0.9852	0.9833	0.9813	0.9790	0.9765	0.9738	0.9707
84	0.9935	0.9926	0.9917	0.9906	0.9894	0.9880	0.9865	0.9848	0.9829	0.9808	0.9784	0.9759	0.9730
85	0.9941	0.9933	0.9925	0.9915	0.9903	0.9891	0.9877	0.9861	0.9844	0.9824	0.9803	0.9778	0.9752

29

APPENDICES

TABLE H-2

Consolidated Edison Retirement Plan

Option Factors Applicable to CECONY Participants only

Not Applicable to CECONY Weekly-1 or CEI Participants

75% Joint and Survivor With Popup

	PENSIONER’S AGE
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41	42	43
25	0.9954	0.9951	0.9946	0.9942	0.9937	0.9932	0.9926	0.9920	0.9913	0.9906	0.9898	0.9889	0.9880	0.9870	0.9860	0.9849	0.9836	0.9824	0.9810
26	0.9956	0.9952	0.9948	0.9943	0.9938	0.9933	0.9927	0.9921	0.9915	0.9907	0.9900	0.9891	0.9882	0.9873	0.9862	0.9851	0.9839	0.9826	0.9812
27	0.9957	0.9953	0.9949	0.9945	0.9940	0.9935	0.9929	0.9923	0.9916	0.9909	0.9902	0.9893	0.9885	0.9875	0.9865	0.9853	0.9842	0.9829	0.9815
28	0.9958	0.9954	0.9950	0.9946	0.9941	0.9936	0.9931	0.9925	0.9918	0.9911	0.9904	0.9896	0.9887	0.9877	0.9867	0.9856	0.9844	0.9832	0.9818
29	0.9959	0.9956	0.9952	0.9947	0.9943	0.9938	0.9933	0.9927	0.9920	0.9913	0.9906	0.9898	0.9889	0.9880	0.9870	0.9859	0.9847	0.9835	0.9821
30	0.9960	0.9957	0.9953	0.9949	0.9944	0.9940	0.9934	0.9928	0.9922	0.9915	0.9908	0.9900	0.9892	0.9882	0.9872	0.9862	0.9850	0.9838	0.9824
31	0.9961	0.9958	0.9954	0.9950	0.9946	0.9941	0.9936	0.9930	0.9924	0.9918	0.9910	0.9903	0.9894	0.9885	0.9875	0.9864	0.9853	0.9841	0.9827
32	0.9962	0.9959	0.9956	0.9952	0.9947	0.9943	0.9938	0.9932	0.9926	0.9920	0.9913	0.9905	0.9897	0.9888	0.9878	0.9867	0.9856	0.9844	0.9831
33	0.9964	0.9960	0.9957	0.9953	0.9949	0.9944	0.9939	0.9934	0.9928	0.9922	0.9915	0.9907	0.9899	0.9890	0.9881	0.9870	0.9859	0.9847	0.9834
34	0.9965	0.9962	0.9958	0.9955	0.9950	0.9946	0.9941	0.9936	0.9930	0.9924	0.9917	0.9910	0.9902	0.9893	0.9883	0.9873	0.9862	0.9850	0.9837
35	0.9966	0.9963	0.9960	0.9956	0.9952	0.9948	0.9943	0.9938	0.9932	0.9926	0.9919	0.9912	0.9904	0.9896	0.9886	0.9876	0.9865	0.9854	0.9841
36	0.9967	0.9964	0.9961	0.9957	0.9953	0.9949	0.9945	0.9940	0.9934	0.9928	0.9922	0.9915	0.9907	0.9898	0.9889	0.9879	0.9869	0.9857	0.9845
37	0.9968	0.9965	0.9962	0.9959	0.9955	0.9951	0.9946	0.9942	0.9936	0.9930	0.9924	0.9917	0.9909	0.9901	0.9892	0.9882	0.9872	0.9861	0.9848
38	0.9969	0.9966	0.9963	0.9960	0.9956	0.9952	0.9948	0.9943	0.9938	0.9932	0.9926	0.9919	0.9912	0.9904	0.9895	0.9886	0.9875	0.9864	0.9852
39	0.9970	0.9967	0.9964	0.9961	0.9958	0.9954	0.9950	0.9945	0.9940	0.9935	0.9929	0.9922	0.9915	0.9907	0.9898	0.9889	0.9879	0.9868	0.9856
40	0.9971	0.9968	0.9966	0.9963	0.9959	0.9956	0.9951	0.9947	0.9942	0.9937	0.9931	0.9924	0.9917	0.9910	0.9901	0.9892	0.9882	0.9871	0.9860
41	0.9972	0.9970	0.9967	0.9964	0.9961	0.9957	0.9953	0.9949	0.9944	0.9939	0.9933	0.9927	0.9920	0.9912	0.9904	0.9895	0.9885	0.9875	0.9864
42	0.9973	0.9971	0.9968	0.9965	0.9962	0.9959	0.9955	0.9950	0.9946	0.9941	0.9935	0.9929	0.9923	0.9915	0.9907	0.9898	0.9889	0.9879	0.9867
43	0.9974	0.9972	0.9969	0.9966	0.9963	0.9960	0.9956	0.9952	0.9948	0.9943	0.9937	0.9932	0.9925	0.9918	0.9910	0.9902	0.9892	0.9882	0.9871
44	0.9975	0.9973	0.9970	0.9968	0.9965	0.9961	0.9958	0.9954	0.9950	0.9945	0.9940	0.9934	0.9928	0.9921	0.9913	0.9905	0.9896	0.9886	0.9875
45	0.9976	0.9974	0.9971	0.9969	0.9966	0.9963	0.9959	0.9956	0.9951	0.9947	0.9942	0.9936	0.9930	0.9923	0.9916	0.9908	0.9899	0.9890	0.9879
46	0.9976	0.9974	0.9972	0.9970	0.9967	0.9964	0.9961	0.9957	0.9953	0.9949	0.9944	0.9939	0.9933	0.9926	0.9919	0.9911	0.9903	0.9893	0.9883
47	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9962	0.9959	0.9955	0.9951	0.9946	0.9941	0.9935	0.9929	0.9922	0.9914	0.9906	0.9897	0.9887
48	0.9978	0.9976	0.9974	0.9972	0.9970	0.9967	0.9964	0.9960	0.9957	0.9952	0.9948	0.9943	0.9937	0.9931	0.9925	0.9917	0.9909	0.9900	0.9891
49	0.9979	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9962	0.9958	0.9954	0.9950	0.9945	0.9940	0.9934	0.9927	0.9920	0.9912	0.9904	0.9895
50	0.9980	0.9978	0.9976	0.9974	0.9972	0.9969	0.9966	0.9963	0.9960	0.9956	0.9952	0.9947	0.9942	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898
51	0.9980	0.9979	0.9977	0.9975	0.9973	0.9970	0.9968	0.9965	0.9961	0.9958	0.9954	0.9949	0.9944	0.9939	0.9933	0.9926	0.9919	0.9911	0.9902
52	0.9981	0.9980	0.9978	0.9976	0.9974	0.9972	0.9969	0.9966	0.9963	0.9959	0.9956	0.9951	0.9947	0.9941	0.9935	0.9929	0.9922	0.9914	0.9906
53	0.9982	0.9980	0.9979	0.9977	0.9975	0.9973	0.9970	0.9968	0.9964	0.9961	0.9957	0.9953	0.9949	0.9944	0.9938	0.9932	0.9925	0.9918	0.9909
54	0.9983	0.9981	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9966	0.9963	0.9959	0.9955	0.9951	0.9946	0.9941	0.9935	0.9928	0.9921	0.9913
55	0.9983	0.9982	0.9980	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9961	0.9957	0.9953	0.9948	0.9943	0.9937	0.9931	0.9924	0.9916

30

APPENDICES

TABLE H-2 (cont’d)

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Participants only

Not applicable to CECONY Weekly -1 or CEI Participants

75% Joint and Survivor Annuity with Popup

	PENSIONER’S AGE
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41	42	43
56	0.9984	0.9983	0.9981	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9966	0.9962	0.9959	0.9955	0.9950	0.9945	0.9940	0.9934	0.9927	0.9920
57	0.9985	0.9983	0.9982	0.9980	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9961	0.9957	0.9952	0.9948	0.9942	0.9937	0.9930	0.9923
58	0.9985	0.9984	0.9983	0.9981	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9966	0.9962	0.9959	0.9955	0.9950	0.9945	0.9939	0.9933	0.9926
59	0.9986	0.9985	0.9983	0.9982	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9960	0.9957	0.9952	0.9947	0.9942	0.9936	0.9930
60	0.9986	0.9985	0.9984	0.9983	0.9981	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9966	0.9962	0.9958	0.9954	0.9950	0.9944	0.9939	0.9933
61	0.9987	0.9986	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9960	0.9956	0.9952	0.9947	0.9942	0.9936
62	0.9988	0.9987	0.9985	0.9984	0.9983	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9966	0.9962	0.9958	0.9954	0.9949	0.9944	0.9938
63	0.9988	0.9987	0.9986	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9960	0.9956	0.9952	0.9947	0.9941
64	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9982	0.9980	0.9978	0.9976	0.9974	0.9972	0.9969	0.9966	0.9962	0.9958	0.9954	0.9949	0.9944
65	0.9989	0.9988	0.9987	0.9986	0.9985	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9960	0.9956	0.9952	0.9947
66	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9974	0.9972	0.9969	0.9966	0.9962	0.9958	0.9954	0.9949
67	0.9990	0.9989	0.9988	0.9988	0.9987	0.9985	0.9984	0.9983	0.9981	0.9980	0.9978	0.9975	0.9973	0.9970	0.9967	0.9964	0.9960	0.9956	0.9952
68	0.9990	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9974	0.9972	0.9969	0.9966	0.9962	0.9958	0.9954
69	0.9991	0.9990	0.9989	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981	0.9980	0.9978	0.9976	0.9973	0.9971	0.9967	0.9964	0.9960	0.9956
70	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9975	0.9972	0.9969	0.9966	0.9962	0.9958
71	0.9992	0.9991	0.9990	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9973	0.9971	0.9968	0.9964	0.9960
72	0.9992	0.9991	0.9991	0.9990	0.9989	0.9989	0.9988	0.9987	0.9985	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9969	0.9966	0.9962
73	0.9992	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9984	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9964
74	0.9993	0.9992	0.9992	0.9991	0.9990	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981	0.9980	0.9977	0.9975	0.9972	0.9969	0.9966
75	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9981	0.9979	0.9976	0.9974	0.9971	0.9968
76	0.9993	0.9993	0.9992	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9975	0.9973	0.9970
77	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981	0.9979	0.9977	0.9974	0.9971
78	0.9994	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980	0.9978	0.9975	0.9973
79	0.9994	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9981	0.9979	0.9977	0.9974
80	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9982	0.9980	0.9978	0.9976
81	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9989	0.9987	0.9986	0.9985	0.9983	0.9981	0.9979	0.9977
82	0.9995	0.9995	0.9994	0.9994	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9982	0.9981	0.9978
83	0.9995	0.9995	0.9995	0.9994	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9983	0.9982	0.9980
84	0.9996	0.9995	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981
85	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9982

31

APPENDICES

TABLE H-2

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Participants only

Not applicable to CECONY Weekly -1 or CEI Participants

75% Joint and Survivor Annuity with Popup

	PENSIONER’S AGE
	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61	62
25	0.9795	0.9780	0.9763	0.9746	0.9727	0.9708	0.9688	0.9666	0.9644	0.9620	0.9594	0.9567	0.9539	0.9509	0.9478	0.9444	0.9409	0.9372	0.9333
26	0.9798	0.9782	0.9766	0.9749	0.9730	0.9711	0.9691	0.9669	0.9647	0.9623	0.9598	0.9571	0.9543	0.9513	0.9481	0.9448	0.9412	0.9375	0.9336
27	0.9801	0.9785	0.9769	0.9752	0.9734	0.9714	0.9694	0.9673	0.9650	0.9626	0.9601	0.9574	0.9546	0.9516	0.9485	0.9451	0.9416	0.9379	0.9340
28	0.9804	0.9788	0.9772	0.9755	0.9737	0.9718	0.9698	0.9676	0.9654	0.9630	0.9605	0.9578	0.9550	0.9520	0.9488	0.9455	0.9420	0.9383	0.9344
29	0.9807	0.9792	0.9776	0.9758	0.9740	0.9721	0.9701	0.9680	0.9657	0.9634	0.9609	0.9582	0.9554	0.9524	0.9493	0.9459	0.9424	0.9387	0.9348
30	0.9810	0.9795	0.9779	0.9762	0.9744	0.9725	0.9705	0.9684	0.9661	0.9638	0.9613	0.9586	0.9558	0.9528	0.9497	0.9463	0.9428	0.9391	0.9352
31	0.9813	0.9798	0.9782	0.9766	0.9748	0.9729	0.9709	0.9688	0.9666	0.9642	0.9617	0.9590	0.9562	0.9533	0.9501	0.9468	0.9433	0.9396	0.9357
32	0.9817	0.9802	0.9786	0.9769	0.9752	0.9733	0.9713	0.9692	0.9670	0.9646	0.9621	0.9595	0.9567	0.9537	0.9506	0.9473	0.9438	0.9401	0.9362
33	0.9820	0.9806	0.9790	0.9773	0.9756	0.9737	0.9717	0.9696	0.9674	0.9651	0.9626	0.9600	0.9572	0.9542	0.9511	0.9478	0.9443	0.9406	0.9367
34	0.9824	0.9809	0.9794	0.9777	0.9760	0.9741	0.9722	0.9701	0.9679	0.9656	0.9631	0.9605	0.9577	0.9547	0.9516	0.9483	0.9448	0.9411	0.9372
35	0.9828	0.9813	0.9798	0.9781	0.9764	0.9746	0.9726	0.9706	0.9684	0.9661	0.9636	0.9610	0.9582	0.9553	0.9522	0.9489	0.9454	0.9417	0.9378
36	0.9831	0.9817	0.9802	0.9786	0.9769	0.9750	0.9731	0.9711	0.9689	0.9666	0.9641	0.9615	0.9588	0.9558	0.9527	0.9494	0.9460	0.9423	0.9384
37	0.9835	0.9821	0.9806	0.9790	0.9773	0.9755	0.9736	0.9716	0.9694	0.9671	0.9647	0.9621	0.9593	0.9564	0.9533	0.9501	0.9466	0.9429	0.9390
38	0.9839	0.9825	0.9810	0.9795	0.9778	0.9760	0.9741	0.9721	0.9699	0.9677	0.9653	0.9627	0.9599	0.9570	0.9540	0.9507	0.9472	0.9436	0.9397
39	0.9843	0.9829	0.9815	0.9799	0.9783	0.9765	0.9746	0.9726	0.9705	0.9682	0.9658	0.9633	0.9606	0.9577	0.9546	0.9514	0.9479	0.9442	0.9404
40	0.9847	0.9834	0.9819	0.9804	0.9787	0.9770	0.9751	0.9732	0.9711	0.9688	0.9665	0.9639	0.9612	0.9583	0.9553	0.9520	0.9486	0.9450	0.9411
41	0.9851	0.9838	0.9824	0.9809	0.9792	0.9775	0.9757	0.9737	0.9717	0.9694	0.9671	0.9646	0.9619	0.9590	0.9560	0.9528	0.9493	0.9457	0.9419
42	0.9855	0.9842	0.9828	0.9814	0.9798	0.9781	0.9763	0.9743	0.9723	0.9701	0.9677	0.9652	0.9626	0.9598	0.9567	0.9535	0.9501	0.9465	0.9427
43	0.9859	0.9847	0.9833	0.9818	0.9803	0.9786	0.9768	0.9749	0.9729	0.9707	0.9684	0.9659	0.9633	0.9605	0.9575	0.9543	0.9509	0.9473	0.9435
44	0.9864	0.9851	0.9838	0.9823	0.9808	0.9792	0.9774	0.9755	0.9735	0.9714	0.9691	0.9667	0.9640	0.9613	0.9583	0.9551	0.9517	0.9481	0.9444
45	0.9868	0.9856	0.9843	0.9828	0.9813	0.9797	0.9780	0.9761	0.9742	0.9721	0.9698	0.9674	0.9648	0.9620	0.9591	0.9559	0.9526	0.9490	0.9453
46	0.9872	0.9860	0.9847	0.9833	0.9819	0.9803	0.9786	0.9768	0.9748	0.9728	0.9705	0.9681	0.9656	0.9628	0.9599	0.9568	0.9535	0.9499	0.9462
47	0.9876	0.9865	0.9852	0.9839	0.9824	0.9809	0.9792	0.9774	0.9755	0.9735	0.9713	0.9689	0.9664	0.9637	0.9608	0.9577	0.9544	0.9509	0.9471
48	0.9880	0.9869	0.9857	0.9844	0.9829	0.9814	0.9798	0.9781	0.9762	0.9742	0.9720	0.9697	0.9672	0.9645	0.9617	0.9586	0.9553	0.9518	0.9481
49	0.9884	0.9873	0.9861	0.9849	0.9835	0.9820	0.9804	0.9787	0.9769	0.9749	0.9728	0.9705	0.9680	0.9654	0.9626	0.9595	0.9563	0.9528	0.9492
50	0.9888	0.9878	0.9866	0.9854	0.9840	0.9826	0.9810	0.9794	0.9776	0.9756	0.9735	0.9713	0.9689	0.9663	0.9635	0.9605	0.9573	0.9539	0.9502
51	0.9893	0.9882	0.9871	0.9859	0.9846	0.9832	0.9816	0.9800	0.9783	0.9764	0.9743	0.9721	0.9697	0.9672	0.9644	0.9615	0.9583	0.9549	0.9513
52	0.9896	0.9886	0.9876	0.9864	0.9851	0.9837	0.9823	0.9807	0.9790	0.9771	0.9751	0.9729	0.9706	0.9681	0.9654	0.9625	0.9594	0.9560	0.9525
53	0.9900	0.9891	0.9880	0.9869	0.9856	0.9843	0.9829	0.9813	0.9797	0.9778	0.9759	0.9738	0.9715	0.9690	0.9664	0.9635	0.9604	0.9571	0.9536
54	0.9904	0.9895	0.9885	0.9874	0.9862	0.9849	0.9835	0.9820	0.9804	0.9786	0.9767	0.9746	0.9724	0.9700	0.9674	0.9645	0.9615	0.9583	0.9548
55	0.9908	0.9899	0.9889	0.9878	0.9867	0.9854	0.9841	0.9826	0.9811	0.9793	0.9775	0.9755	0.9733	0.9709	0.9684	0.9656	0.9626	0.9594	0.9560

32

APPENDICES

TABLE H-2

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Participants only

Not applicable to CECONY Weekly -1 or CEI Participants

75% Joint and Survivor Annuity with Popup

	PENSIONER’S AGE
	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61	62
56	0.9912	0.9903	0.9893	0.9883	0.9872	0.9860	0.9847	0.9833	0.9817	0.9801	0.9783	0.9763	0.9742	0.9719	0.9694	0.9667	0.9637	0.9606	0.9572
57	0.9915	0.9907	0.9898	0.9888	0.9877	0.9865	0.9853	0.9839	0.9824	0.9808	0.9791	0.9772	0.9751	0.9728	0.9704	0.9677	0.9649	0.9618	0.9585
58	0.9919	0.9911	0.9902	0.9892	0.9882	0.9871	0.9859	0.9845	0.9831	0.9816	0.9799	0.9780	0.9760	0.9738	0.9714	0.9688	0.9660	0.9630	0.9597
59	0.9922	0.9915	0.9906	0.9897	0.9887	0.9876	0.9864	0.9852	0.9838	0.9823	0.9806	0.9788	0.9769	0.9747	0.9724	0.9699	0.9671	0.9642	0.9610
60	0.9926	0.9918	0.9910	0.9901	0.9892	0.9881	0.9870	0.9858	0.9844	0.9830	0.9814	0.9797	0.9778	0.9757	0.9734	0.9710	0.9683	0.9654	0.9623
61	0.9929	0.9922	0.9914	0.9906	0.9896	0.9886	0.9876	0.9864	0.9851	0.9837	0.9822	0.9805	0.9786	0.9766	0.9744	0.9720	0.9694	0.9666	0.9636
62	0.9932	0.9925	0.9918	0.9910	0.9901	0.9891	0.9881	0.9870	0.9857	0.9844	0.9829	0.9813	0.9795	0.9776	0.9754	0.9731	0.9706	0.9678	0.9648
63	0.9935	0.9929	0.9921	0.9914	0.9905	0.9896	0.9886	0.9875	0.9863	0.9851	0.9836	0.9821	0.9804	0.9785	0.9764	0.9742	0.9717	0.9690	0.9661
64	0.9938	0.9932	0.9925	0.9918	0.9910	0.9901	0.9891	0.9881	0.9870	0.9857	0.9844	0.9829	0.9812	0.9794	0.9774	0.9752	0.9728	0.9702	0.9674
65	0.9941	0.9935	0.9928	0.9921	0.9914	0.9905	0.9896	0.9886	0.9875	0.9864	0.9851	0.9836	0.9820	0.9803	0.9784	0.9763	0.9740	0.9714	0.9687
66	0.9944	0.9938	0.9932	0.9925	0.9918	0.9910	0.9901	0.9892	0.9881	0.9870	0.9857	0.9844	0.9828	0.9812	0.9793	0.9773	0.9751	0.9726	0.9699
67	0.9947	0.9941	0.9935	0.9929	0.9922	0.9914	0.9906	0.9897	0.9887	0.9876	0.9864	0.9851	0.9836	0.9820	0.9802	0.9783	0.9761	0.9738	0.9712
68	0.9949	0.9944	0.9938	0.9932	0.9925	0.9918	0.9910	0.9901	0.9892	0.9882	0.9870	0.9858	0.9844	0.9829	0.9812	0.9793	0.9772	0.9749	0.9724
69	0.9952	0.9947	0.9941	0.9935	0.9929	0.9922	0.9914	0.9906	0.9897	0.9887	0.9877	0.9865	0.9851	0.9837	0.9820	0.9802	0.9782	0.9760	0.9736
70	0.9954	0.9949	0.9944	0.9938	0.9932	0.9926	0.9919	0.9911	0.9902	0.9893	0.9883	0.9871	0.9859	0.9845	0.9829	0.9812	0.9792	0.9771	0.9748
71	0.9956	0.9952	0.9947	0.9941	0.9936	0.9929	0.9923	0.9915	0.9907	0.9898	0.9888	0.9878	0.9866	0.9852	0.9837	0.9821	0.9802	0.9782	0.9760
72	0.9958	0.9954	0.9949	0.9944	0.9939	0.9933	0.9926	0.9919	0.9912	0.9903	0.9894	0.9884	0.9872	0.9860	0.9845	0.9829	0.9812	0.9792	0.9771
73	0.9961	0.9956	0.9952	0.9947	0.9942	0.9936	0.9930	0.9923	0.9916	0.9908	0.9899	0.9890	0.9879	0.9867	0.9853	0.9838	0.9821	0.9803	0.9782
74	0.9963	0.9959	0.9954	0.9950	0.9945	0.9939	0.9934	0.9927	0.9921	0.9913	0.9905	0.9895	0.9885	0.9873	0.9861	0.9846	0.9830	0.9812	0.9793
75	0.9965	0.9961	0.9957	0.9952	0.9948	0.9943	0.9937	0.9931	0.9925	0.9917	0.9910	0.9901	0.9891	0.9880	0.9868	0.9854	0.9839	0.9822	0.9803
76	0.9966	0.9963	0.9959	0.9955	0.9950	0.9946	0.9940	0.9935	0.9929	0.9922	0.9914	0.9906	0.9897	0.9886	0.9875	0.9862	0.9847	0.9831	0.9813
77	0.9968	0.9965	0.9961	0.9957	0.9953	0.9948	0.9943	0.9938	0.9932	0.9926	0.9919	0.9911	0.9902	0.9892	0.9881	0.9869	0.9855	0.9840	0.9823
78	0.9970	0.9967	0.9963	0.9959	0.9955	0.9951	0.9946	0.9941	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898	0.9888	0.9876	0.9863	0.9848	0.9832
79	0.9972	0.9968	0.9965	0.9962	0.9958	0.9954	0.9949	0.9944	0.9939	0.9934	0.9927	0.9920	0.9912	0.9904	0.9894	0.9883	0.9870	0.9856	0.9841
80	0.9973	0.9970	0.9967	0.9964	0.9960	0.9956	0.9952	0.9947	0.9942	0.9937	0.9931	0.9925	0.9917	0.9909	0.9900	0.9889	0.9877	0.9864	0.9849
81	0.9975	0.9972	0.9969	0.9966	0.9962	0.9958	0.9954	0.9950	0.9946	0.9941	0.9935	0.9929	0.9922	0.9914	0.9905	0.9895	0.9884	0.9872	0.9858
82	0.9976	0.9973	0.9971	0.9967	0.9964	0.9961	0.9957	0.9953	0.9949	0.9944	0.9939	0.9933	0.9926	0.9919	0.9911	0.9901	0.9891	0.9879	0.9866
83	0.9977	0.9975	0.9972	0.9969	0.9966	0.9963	0.9959	0.9956	0.9951	0.9947	0.9942	0.9936	0.9930	0.9923	0.9916	0.9907	0.9897	0.9886	0.9873
84	0.9979	0.9976	0.9974	0.9971	0.9968	0.9965	0.9962	0.9958	0.9954	0.9950	0.9945	0.9940	0.9934	0.9928	0.9921	0.9912	0.9903	0.9892	0.9880
85	0.9980	0.9978	0.9975	0.9973	0.9970	0.9967	0.9964	0.9960	0.9957	0.9953	0.9948	0.9944	0.9938	0.9932	0.9925	0.9917	0.9909	0.9899	0.9887

33

APPENDICES

TABLE H-2

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Participants only

Not applicable to CECONY Weekly -1 or CEI Participants

75% Joint and Survivor Annuity with Popup

	PENSIONER’S AGE
	63	64	65	66	67	68	69	70	71	72	73	74	75
25	0.9292	0.9249	0.9204	0.9158	0.9110	0.9060	0.9009	0.8957	0.8903	0.8847	0.8790	0.8732	0.8674
26	0.9295	0.9252	0.9208	0.9161	0.9113	0.9064	0.9013	0.8960	0.8906	0.8850	0.8794	0.8736	0.8677
27	0.9299	0.9256	0.9211	0.9165	0.9117	0.9067	0.9016	0.8964	0.8909	0.8854	0.8797	0.8739	0.8680
28	0.9303	0.9260	0.9215	0.9169	0.9121	0.9071	0.9020	0.8967	0.8913	0.8858	0.8801	0.8743	0.8684
29	0.9307	0.9264	0.9220	0.9173	0.9125	0.9075	0.9024	0.8971	0.8917	0.8862	0.8805	0.8747	0.8687
30	0.9311	0.9269	0.9224	0.9178	0.9129	0.9080	0.9028	0.8976	0.8921	0.8866	0.8809	0.8751	0.8691
31	0.9316	0.9273	0.9229	0.9182	0.9134	0.9084	0.9033	0.8980	0.8926	0.8870	0.8813	0.8755	0.8696
32	0.9321	0.9278	0.9234	0.9187	0.9139	0.9089	0.9038	0.8985	0.8931	0.8875	0.8818	0.8760	0.8700
33	0.9326	0.9283	0.9239	0.9192	0.9144	0.9094	0.9043	0.8990	0.8936	0.8880	0.8823	0.8765	0.8705
34	0.9332	0.9289	0.9244	0.9198	0.9150	0.9100	0.9049	0.8996	0.8941	0.8885	0.8828	0.8770	0.8710
35	0.9337	0.9295	0.9250	0.9204	0.9155	0.9106	0.9054	0.9001	0.8947	0.8891	0.8834	0.8775	0.8716
36	0.9343	0.9301	0.9256	0.9210	0.9162	0.9112	0.9060	0.9007	0.8953	0.8897	0.8840	0.8781	0.8722
37	0.9350	0.9307	0.9263	0.9216	0.9168	0.9118	0.9067	0.9014	0.8959	0.8903	0.8846	0.8787	0.8728
38	0.9356	0.9314	0.9269	0.9223	0.9175	0.9125	0.9074	0.9021	0.8966	0.8910	0.8853	0.8794	0.8734
39	0.9363	0.9321	0.9276	0.9230	0.9182	0.9132	0.9081	0.9028	0.8973	0.8917	0.8860	0.8801	0.8741
40	0.9371	0.9328	0.9284	0.9238	0.9190	0.9140	0.9088	0.9035	0.8981	0.8925	0.8867	0.8808	0.8748
41	0.9378	0.9336	0.9292	0.9246	0.9198	0.9148	0.9096	0.9043	0.8989	0.8933	0.8875	0.8816	0.8756
42	0.9386	0.9344	0.9300	0.9254	0.9206	0.9156	0.9105	0.9052	0.8997	0.8941	0.8883	0.8824	0.8764
43	0.9395	0.9353	0.9309	0.9263	0.9215	0.9165	0.9114	0.9061	0.9006	0.8950	0.8892	0.8833	0.8773
44	0.9404	0.9362	0.9318	0.9272	0.9224	0.9174	0.9123	0.9070	0.9015	0.8959	0.8901	0.8842	0.8782
45	0.9413	0.9371	0.9327	0.9281	0.9233	0.9184	0.9133	0.9080	0.9025	0.8969	0.8911	0.8852	0.8791
46	0.9422	0.9381	0.9337	0.9291	0.9243	0.9194	0.9143	0.9090	0.9035	0.8979	0.8921	0.8862	0.8801
47	0.9432	0.9391	0.9347	0.9301	0.9254	0.9204	0.9153	0.9100	0.9046	0.8990	0.8932	0.8872	0.8812
48	0.9442	0.9401	0.9358	0.9312	0.9265	0.9216	0.9164	0.9112	0.9057	0.9001	0.8943	0.8884	0.8823
49	0.9453	0.9412	0.9369	0.9323	0.9276	0.9227	0.9176	0.9123	0.9069	0.9013	0.8955	0.8895	0.8835
50	0.9464	0.9423	0.9380	0.9335	0.9288	0.9239	0.9188	0.9136	0.9081	0.9025	0.8967	0.8908	0.8847
51	0.9475	0.9435	0.9392	0.9347	0.9300	0.9252	0.9201	0.9149	0.9094	0.9038	0.8980	0.8921	0.8860
52	0.9487	0.9447	0.9404	0.9360	0.9313	0.9265	0.9214	0.9162	0.9108	0.9052	0.8994	0.8935	0.8874
53	0.9499	0.9459	0.9417	0.9373	0.9326	0.9278	0.9228	0.9176	0.9122	0.9066	0.9008	0.8949	0.8888
54	0.9511	0.9471	0.9430	0.9386	0.9340	0.9292	0.9242	0.9190	0.9137	0.9081	0.9023	0.8964	0.8903
55	0.9523	0.9484	0.9443	0.9400	0.9354	0.9307	0.9257	0.9205	0.9152	0.9096	0.9039	0.8980	0.8919

34

APPENDICES

TABLE H-2

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Participants only

Not applicable to CECONY Weekly -1 or CEI Participants

75% Joint and Survivor Annuity with Popup

	PENSIONER’S AGE
	63	64	65	66	67	68	69	70	71	72	73	74	75
56	0.9536	0.9498	0.9457	0.9414	0.9369	0.9322	0.9272	0.9221	0.9168	0.9112	0.9055	0.8996	0.8936
57	0.9549	0.9511	0.9471	0.9429	0.9384	0.9337	0.9288	0.9237	0.9184	0.9129	0.9072	0.9013	0.8953
58	0.9562	0.9525	0.9485	0.9443	0.9399	0.9353	0.9304	0.9254	0.9201	0.9146	0.9090	0.9031	0.8971
59	0.9576	0.9539	0.9500	0.9459	0.9415	0.9369	0.9321	0.9271	0.9219	0.9164	0.9108	0.9049	0.8989
60	0.9589	0.9553	0.9515	0.9474	0.9431	0.9386	0.9338	0.9289	0.9237	0.9183	0.9127	0.9069	0.9009
61	0.9603	0.9567	0.9530	0.9490	0.9447	0.9403	0.9356	0.9307	0.9255	0.9202	0.9146	0.9088	0.9029
62	0.9616	0.9582	0.9545	0.9505	0.9464	0.9420	0.9373	0.9325	0.9274	0.9221	0.9166	0.9109	0.9049
63	0.9630	0.9596	0.9560	0.9521	0.9480	0.9437	0.9392	0.9344	0.9294	0.9241	0.9186	0.9129	0.9071
64	0.9643	0.9610	0.9575	0.9537	0.9497	0.9455	0.9410	0.9363	0.9313	0.9261	0.9207	0.9151	0.9092
65	0.9657	0.9625	0.9590	0.9553	0.9514	0.9472	0.9428	0.9382	0.9333	0.9282	0.9228	0.9173	0.9115
66	0.9671	0.9639	0.9606	0.9569	0.9531	0.9490	0.9447	0.9401	0.9353	0.9303	0.9250	0.9195	0.9138
67	0.9684	0.9653	0.9621	0.9585	0.9548	0.9508	0.9466	0.9421	0.9374	0.9324	0.9272	0.9218	0.9161
68	0.9697	0.9668	0.9636	0.9601	0.9565	0.9526	0.9484	0.9441	0.9394	0.9345	0.9294	0.9240	0.9185
69	0.9710	0.9681	0.9650	0.9617	0.9582	0.9544	0.9503	0.9460	0.9415	0.9367	0.9317	0.9264	0.9209
70	0.9723	0.9695	0.9665	0.9633	0.9598	0.9561	0.9522	0.9480	0.9436	0.9389	0.9339	0.9287	0.9233
71	0.9735	0.9709	0.9680	0.9648	0.9615	0.9579	0.9540	0.9499	0.9456	0.9410	0.9362	0.9311	0.9257
72	0.9747	0.9722	0.9694	0.9664	0.9631	0.9596	0.9559	0.9519	0.9477	0.9432	0.9384	0.9334	0.9282
73	0.9759	0.9735	0.9708	0.9678	0.9647	0.9613	0.9577	0.9538	0.9497	0.9453	0.9407	0.9358	0.9306
74	0.9771	0.9747	0.9721	0.9693	0.9663	0.9630	0.9595	0.9557	0.9517	0.9475	0.9429	0.9381	0.9331
75	0.9782	0.9759	0.9734	0.9707	0.9678	0.9646	0.9612	0.9576	0.9537	0.9496	0.9452	0.9405	0.9355
76	0.9793	0.9771	0.9747	0.9721	0.9693	0.9662	0.9630	0.9594	0.9557	0.9517	0.9474	0.9428	0.9380
77	0.9804	0.9783	0.9760	0.9735	0.9708	0.9678	0.9646	0.9613	0.9576	0.9537	0.9495	0.9451	0.9404
78	0.9814	0.9794	0.9772	0.9748	0.9722	0.9693	0.9663	0.9630	0.9595	0.9557	0.9517	0.9473	0.9428
79	0.9824	0.9804	0.9783	0.9760	0.9735	0.9708	0.9679	0.9647	0.9613	0.9577	0.9538	0.9496	0.9451
80	0.9833	0.9815	0.9795	0.9773	0.9749	0.9723	0.9695	0.9664	0.9631	0.9596	0.9558	0.9518	0.9474
81	0.9842	0.9825	0.9806	0.9784	0.9762	0.9737	0.9710	0.9680	0.9649	0.9615	0.9578	0.9539	0.9497
82	0.9851	0.9834	0.9816	0.9796	0.9774	0.9750	0.9724	0.9696	0.9666	0.9633	0.9598	0.9560	0.9519
83	0.9859	0.9843	0.9826	0.9807	0.9786	0.9763	0.9739	0.9712	0.9683	0.9651	0.9617	0.9581	0.9541
84	0.9867	0.9852	0.9836	0.9818	0.9798	0.9776	0.9752	0.9727	0.9699	0.9669	0.9636	0.9601	0.9563
85	0.9875	0.9861	0.9845	0.9828	0.9809	0.9788	0.9766	0.9741	0.9715	0.9686	0.9654	0.9621	0.9584

35

APPENDICES

TABLE I

Conversion From Single Life to

Twelve Year Certain with 50% Joint & Survivor without Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
25	0.9858	0.9845	0.9833	0.9818	0.9804	0.9787	0.9768	0.9749	0.9729	0.9706	0.9681	0.9655	0.9626	0.9596	0.9564	0.9528
26	0.9861	0.9849	0.9837	0.9822	0.9808	0.9791	0.9773	0.9754	0.9733	0.9711	0.9687	0.9660	0.9632	0.9602	0.9570	0.9534
27	0.9865	0.9853	0.9841	0.9826	0.9812	0.9796	0.9778	0.9759	0.9738	0.9716	0.9692	0.9666	0.9638	0.9608	0.9576	0.9541
28	0.9868	0.9856	0.9844	0.9830	0.9816	0.9800	0.9782	0.9764	0.9744	0.9722	0.9698	0.9672	0.9644	0.9615	0.9582	0.9548
29	0.9872	0.9860	0.9848	0.9834	0.9820	0.9804	0.9787	0.9769	0.9749	0.9727	0.9703	0.9677	0.9651	0.9621	0.9589	0.9554
30	0.9875	0.9864	0.9852	0.9839	0.9825	0.9809	0.9792	0.9774	0.9755	0.9733	0.9709	0.9684	0.9657	0.9628	0.9596	0.9561
31	0.9879	0.9867	0.9856	0.9842	0.9829	0.9814	0.9797	0.9779	0.9760	0.9739	0.9715	0.9690	0.9664	0.9635	0.9603	0.9569
32	0.9882	0.9871	0.9860	0.9847	0.9834	0.9818	0.9802	0.9784	0.9766	0.9745	0.9722	0.9697	0.9671	0.9642	0.9611	0.9577
33	0.9885	0.9875	0.9864	0.9851	0.9838	0.9824	0.9807	0.9790	0.9772	0.9750	0.9728	0.9703	0.9678	0.9649	0.9618	0.9585
34	0.9889	0.9879	0.9868	0.9856	0.9843	0.9829	0.9812	0.9795	0.9777	0.9757	0.9734	0.9710	0.9685	0.9657	0.9626	0.9593
35	0.9892	0.9882	0.9872	0.9859	0.9848	0.9833	0.9818	0.9801	0.9783	0.9763	0.9741	0.9717	0.9692	0.9664	0.9634	0.9601
36	0.9896	0.9886	0.9876	0.9864	0.9852	0.9838	0.9823	0.9807	0.9789	0.9770	0.9748	0.9725	0.9699	0.9672	0.9643	0.9610
37	0.9899	0.9890	0.9880	0.9868	0.9857	0.9843	0.9828	0.9812	0.9795	0.9776	0.9755	0.9732	0.9708	0.9680	0.9652	0.9619
38	0.9902	0.9893	0.9884	0.9873	0.9861	0.9848	0.9834	0.9818	0.9801	0.9782	0.9762	0.9739	0.9715	0.9689	0.9660	0.9629
39	0.9906	0.9897	0.9888	0.9876	0.9865	0.9853	0.9839	0.9824	0.9807	0.9789	0.9769	0.9746	0.9723	0.9697	0.9669	0.9638
40	0.9909	0.9901	0.9891	0.9881	0.9871	0.9858	0.9844	0.9830	0.9814	0.9796	0.9776	0.9754	0.9731	0.9705	0.9678	0.9648
41	0.9913	0.9904	0.9895	0.9885	0.9875	0.9863	0.9850	0.9836	0.9820	0.9803	0.9783	0.9761	0.9739	0.9714	0.9687	0.9658
42	0.9916	0.9907	0.9899	0.9889	0.9880	0.9868	0.9855	0.9841	0.9826	0.9809	0.9790	0.9769	0.9747	0.9722	0.9697	0.9667
43	0.9919	0.9911	0.9903	0.9893	0.9884	0.9872	0.9860	0.9847	0.9832	0.9815	0.9797	0.9776	0.9756	0.9731	0.9706	0.9677
44	0.9922	0.9914	0.9906	0.9897	0.9889	0.9877	0.9865	0.9852	0.9838	0.9822	0.9804	0.9785	0.9764	0.9740	0.9715	0.9687
45	0.9925	0.9918	0.9910	0.9901	0.9892	0.9882	0.9870	0.9858	0.9844	0.9828	0.9811	0.9792	0.9771	0.9749	0.9724	0.9697
46	0.9928	0.9921	0.9914	0.9905	0.9897	0.9887	0.9875	0.9863	0.9850	0.9835	0.9818	0.9799	0.9780	0.9757	0.9734	0.9707
47	0.9931	0.9924	0.9917	0.9909	0.9900	0.9891	0.9880	0.9868	0.9856	0.9841	0.9825	0.9807	0.9788	0.9766	0.9743	0.9717
48	0.9933	0.9927	0.9920	0.9913	0.9905	0.9896	0.9885	0.9874	0.9861	0.9848	0.9832	0.9814	0.9796	0.9775	0.9752	0.9726
49	0.9936	0.9930	0.9924	0.9916	0.9909	0.9899	0.9890	0.9879	0.9867	0.9854	0.9838	0.9822	0.9803	0.9783	0.9761	0.9736
50	0.9939	0.9933	0.9927	0.9919	0.9912	0.9904	0.9894	0.9883	0.9872	0.9860	0.9845	0.9829	0.9812	0.9791	0.9770	0.9746
51	0.9942	0.9936	0.9930	0.9923	0.9916	0.9908	0.9899	0.9889	0.9878	0.9865	0.9851	0.9835	0.9819	0.9800	0.9779	0.9756
52	0.9944	0.9939	0.9933	0.9926	0.9920	0.9912	0.9903	0.9893	0.9883	0.9871	0.9857	0.9842	0.9826	0.9808	0.9788	0.9765
53	0.9946	0.9941	0.9936	0.9930	0.9924	0.9916	0.9907	0.9898	0.9888	0.9876	0.9864	0.9849	0.9834	0.9816	0.9797	0.9775
54	0.9949	0.9944	0.9939	0.9933	0.9927	0.9920	0.9912	0.9903	0.9893	0.9882	0.9870	0.9856	0.9841	0.9824	0.9805	0.9785
55	0.9951	0.9946	0.9942	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898	0.9888	0.9876	0.9862	0.9848	0.9832	0.9814	0.9793

36

APPENDICES

TABLE I

Conversion from Single Life to

Twelve Year Certain with 50% Joint & Survivor without Pop-Up

CECONY Weekly Participant –1

	Age of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
56	0.9954	0.9949	0.9944	0.9939	0.9933	0.9927	0.9919	0.9911	0.9903	0.9892	0.9881	0.9868	0.9854	0.9839	0.9822	0.9802
57	0.9956	0.9951	0.9947	0.9942	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898	0.9886	0.9874	0.9861	0.9847	0.9830	0.9811
58	0.9957	0.9953	0.9950	0.9944	0.9939	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892	0.9880	0.9868	0.9853	0.9838	0.9820
59	0.9960	0.9956	0.9952	0.9947	0.9942	0.9937	0.9931	0.9924	0.9916	0.9908	0.9897	0.9886	0.9874	0.9860	0.9846	0.9828
60	0.9962	0.9958	0.9954	0.9949	0.9945	0.9940	0.9934	0.9927	0.9920	0.9912	0.9902	0.9891	0.9881	0.9867	0.9853	0.9836
61	0.9963	0.9959	0.9956	0.9952	0.9948	0.9943	0.9937	0.9931	0.9924	0.9916	0.9907	0.9897	0.9886	0.9874	0.9860	0.9844
62	0.9966	0.9962	0.9959	0.9955	0.9951	0.9946	0.9940	0.9934	0.9928	0.9921	0.9912	0.9902	0.9891	0.9880	0.9867	0.9852
63	0.9967	0.9963	0.9961	0.9957	0.9953	0.9948	0.9944	0.9938	0.9932	0.9924	0.9916	0.9907	0.9897	0.9885	0.9873	0.9859
64	0.9969	0.9965	0.9963	0.9958	0.9956	0.9951	0.9947	0.9941	0.9935	0.9928	0.9920	0.9911	0.9902	0.9891	0.9879	0.9866
65	0.9970	0.9967	0.9965	0.9961	0.9958	0.9954	0.9949	0.9944	0.9938	0.9932	0.9925	0.9916	0.9907	0.9897	0.9885	0.9872
66	0.9971	0.9968	0.9966	0.9963	0.9960	0.9956	0.9952	0.9947	0.9942	0.9936	0.9929	0.9920	0.9911	0.9902	0.9891	0.9878
67	0.9973	0.9970	0.9968	0.9964	0.9962	0.9958	0.9954	0.9949	0.9945	0.9939	0.9932	0.9924	0.9916	0.9907	0.9896	0.9884
68	0.9974	0.9971	0.9970	0.9967	0.9964	0.9960	0.9956	0.9952	0.9948	0.9942	0.9936	0.9928	0.9921	0.9912	0.9902	0.9890
69	0.9975	0.9973	0.9971	0.9968	0.9966	0.9963	0.9959	0.9955	0.9950	0.9945	0.9939	0.9931	0.9925	0.9916	0.9906	0.9895
70	0.9977	0.9974	0.9973	0.9970	0.9967	0.9964	0.9961	0.9957	0.9953	0.9947	0.9942	0.9935	0.9928	0.9920	0.9910	0.9900
71	0.9977	0.9975	0.9974	0.9971	0.9969	0.9966	0.9963	0.9959	0.9955	0.9950	0.9945	0.9938	0.9932	0.9923	0.9915	0.9905
72	0.9979	0.9977	0.9975	0.9972	0.9970	0.9968	0.9964	0.9961	0.9957	0.9953	0.9947	0.9941	0.9935	0.9927	0.9919	0.9909
73	0.9980	0.9977	0.9976	0.9973	0.9972	0.9970	0.9966	0.9962	0.9959	0.9955	0.9949	0.9944	0.9938	0.9931	0.9922	0.9913
74	0.9980	0.9978	0.9977	0.9975	0.9973	0.9970	0.9968	0.9965	0.9961	0.9957	0.9952	0.9946	0.9940	0.9934	0.9926	0.9917
75	0.9981	0.9980	0.9978	0.9976	0.9974	0.9972	0.9969	0.9966	0.9963	0.9959	0.9954	0.9948	0.9943	0.9936	0.9929	0.9920
76	0.9982	0.9980	0.9979	0.9977	0.9976	0.9973	0.9970	0.9967	0.9965	0.9960	0.9956	0.9951	0.9946	0.9939	0.9932	0.9923
77	0.9983	0.9981	0.9980	0.9977	0.9976	0.9974	0.9972	0.9969	0.9966	0.9962	0.9958	0.9952	0.9947	0.9941	0.9934	0.9926
78	0.9983	0.9981	0.9980	0.9978	0.9977	0.9975	0.9972	0.9970	0.9967	0.9964	0.9960	0.9954	0.9950	0.9943	0.9936	0.9929
79	0.9983	0.9982	0.9981	0.9979	0.9978	0.9976	0.9973	0.9971	0.9968	0.9964	0.9960	0.9955	0.9951	0.9945	0.9939	0.9931
80	0.9984	0.9983	0.9982	0.9980	0.9979	0.9976	0.9974	0.9972	0.9969	0.9966	0.9962	0.9957	0.9953	0.9947	0.9940	0.9933
81	0.9985	0.9983	0.9982	0.9980	0.9979	0.9977	0.9975	0.9972	0.9970	0.9967	0.9963	0.9959	0.9954	0.9949	0.9942	0.9935
82	0.9985	0.9983	0.9983	0.9980	0.9979	0.9978	0.9975	0.9973	0.9971	0.9967	0.9964	0.9959	0.9955	0.9949	0.9943	0.9937
83	0.9986	0.9983	0.9983	0.9981	0.9980	0.9979	0.9976	0.9974	0.9971	0.9968	0.9965	0.9960	0.9956	0.9951	0.9945	0.9938
84	0.9986	0.9984	0.9983	0.9982	0.9981	0.9979	0.9976	0.9975	0.9972	0.9969	0.9966	0.9962	0.9957	0.9952	0.9946	0.9939
85	0.9986	0.9984	0.9983	0.9982	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9966	0.9962	0.9958	0.9953	0.9947	0.9941

37

APPENDICES

TABLE I

Conversion from Single Life Annuity to

12 Year Certain And Life With 50% Joint And Survivor Without Pop Up

CECONY Weekly Participant –1

	Age of Pensioner
	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
25	0.9491	0.9453	0.9410	0.9367	0.9319	0.9270	0.9218	0.9162	0.9102	0.9039	0.8972	0.8899	0.8822	0.8738	0.8650	0.8555
26	0.9498	0.9459	0.9417	0.9373	0.9327	0.9278	0.9225	0.9169	0.9110	0.9047	0.8979	0.8907	0.8830	0.8746	0.8658	0.8563
27	0.9505	0.9466	0.9424	0.9380	0.9334	0.9285	0.9233	0.9177	0.9118	0.9055	0.8987	0.8915	0.8838	0.8755	0.8666	0.8572
28	0.9511	0.9473	0.9431	0.9388	0.9341	0.9293	0.9241	0.9185	0.9126	0.9063	0.8996	0.8924	0.8847	0.8764	0.8676	0.8581
29	0.9519	0.9480	0.9439	0.9396	0.9349	0.9301	0.9249	0.9194	0.9135	0.9073	0.9005	0.8933	0.8856	0.8774	0.8685	0.8591
30	0.9526	0.9488	0.9447	0.9404	0.9358	0.9310	0.9258	0.9203	0.9144	0.9082	0.9014	0.8943	0.8866	0.8784	0.8695	0.8601
31	0.9534	0.9496	0.9455	0.9412	0.9367	0.9319	0.9267	0.9213	0.9153	0.9092	0.9025	0.8953	0.8877	0.8794	0.8706	0.8611
32	0.9542	0.9504	0.9464	0.9421	0.9376	0.9328	0.9277	0.9223	0.9164	0.9102	0.9035	0.8964	0.8887	0.8805	0.8717	0.8623
33	0.9550	0.9513	0.9473	0.9430	0.9386	0.9338	0.9287	0.9233	0.9175	0.9113	0.9046	0.8976	0.8899	0.8817	0.8729	0.8635
34	0.9559	0.9522	0.9482	0.9440	0.9395	0.9348	0.9298	0.9244	0.9186	0.9124	0.9058	0.8987	0.8912	0.8830	0.8742	0.8648
35	0.9568	0.9531	0.9492	0.9450	0.9406	0.9358	0.9308	0.9255	0.9197	0.9137	0.9070	0.9000	0.8924	0.8842	0.8755	0.8661
36	0.9577	0.9541	0.9502	0.9460	0.9417	0.9370	0.9320	0.9267	0.9209	0.9149	0.9083	0.9013	0.8937	0.8856	0.8769	0.8675
37	0.9587	0.9551	0.9512	0.9471	0.9428	0.9382	0.9332	0.9279	0.9222	0.9162	0.9096	0.9027	0.8951	0.8870	0.8784	0.8691
38	0.9596	0.9560	0.9523	0.9482	0.9439	0.9393	0.9344	0.9292	0.9235	0.9175	0.9110	0.9041	0.8966	0.8885	0.8798	0.8706
39	0.9606	0.9571	0.9533	0.9493	0.9451	0.9405	0.9357	0.9305	0.9249	0.9189	0.9125	0.9056	0.8982	0.8901	0.8815	0.8722
40	0.9616	0.9581	0.9544	0.9505	0.9463	0.9418	0.9370	0.9319	0.9263	0.9204	0.9140	0.9071	0.8997	0.8917	0.8832	0.8739
41	0.9626	0.9592	0.9556	0.9517	0.9475	0.9431	0.9384	0.9333	0.9277	0.9219	0.9156	0.9088	0.9014	0.8934	0.8849	0.8757
42	0.9636	0.9603	0.9567	0.9529	0.9488	0.9445	0.9398	0.9347	0.9293	0.9235	0.9172	0.9104	0.9031	0.8952	0.8868	0.8776
43	0.9647	0.9615	0.9579	0.9541	0.9501	0.9458	0.9412	0.9363	0.9308	0.9251	0.9188	0.9122	0.9049	0.8971	0.8886	0.8795
44	0.9657	0.9625	0.9591	0.9554	0.9514	0.9472	0.9426	0.9378	0.9324	0.9268	0.9206	0.9140	0.9067	0.8989	0.8906	0.8815
45	0.9668	0.9637	0.9602	0.9566	0.9527	0.9486	0.9442	0.9393	0.9340	0.9285	0.9223	0.9158	0.9087	0.9009	0.8926	0.8836
46	0.9679	0.9648	0.9615	0.9579	0.9541	0.9500	0.9457	0.9409	0.9357	0.9302	0.9241	0.9177	0.9107	0.9030	0.8948	0.8858
47	0.9689	0.9659	0.9627	0.9592	0.9555	0.9515	0.9472	0.9425	0.9374	0.9320	0.9261	0.9196	0.9127	0.9051	0.8969	0.8881
48	0.9700	0.9671	0.9639	0.9605	0.9569	0.9530	0.9488	0.9442	0.9392	0.9338	0.9280	0.9216	0.9148	0.9073	0.8992	0.8904
49	0.9711	0.9682	0.9651	0.9618	0.9583	0.9545	0.9504	0.9458	0.9410	0.9357	0.9299	0.9237	0.9169	0.9095	0.9015	0.8928
50	0.9721	0.9694	0.9664	0.9631	0.9597	0.9559	0.9519	0.9475	0.9427	0.9376	0.9319	0.9258	0.9191	0.9118	0.9039	0.8953
51	0.9732	0.9705	0.9676	0.9645	0.9611	0.9575	0.9536	0.9492	0.9445	0.9395	0.9339	0.9279	0.9213	0.9141	0.9063	0.8978
52	0.9742	0.9716	0.9688	0.9658	0.9625	0.9590	0.9551	0.9510	0.9463	0.9414	0.9359	0.9301	0.9236	0.9165	0.9088	0.9004
53	0.9752	0.9728	0.9700	0.9671	0.9639	0.9604	0.9568	0.9527	0.9481	0.9434	0.9380	0.9323	0.9259	0.9189	0.9113	0.9030
54	0.9763	0.9739	0.9712	0.9683	0.9652	0.9619	0.9583	0.9543	0.9500	0.9453	0.9400	0.9344	0.9282	0.9214	0.9139	0.9057
55	0.9772	0.9750	0.9723	0.9696	0.9667	0.9634	0.9599	0.9561	0.9518	0.9472	0.9422	0.9366	0.9306	0.9238	0.9165	0.9085

38

APPENDICES

TABLE I

Conversion from Single Life Annuity to

12 Year Certain And Life With 50% Joint And Survivor Without Pop Up

CECONY Weekly Participant –1

	Age of Pensioner
	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
56	0.9782	0.9760	0.9735	0.9708	0.9680	0.9648	0.9615	0.9577	0.9536	0.9492	0.9443	0.9389	0.9330	0.9263	0.9191	0.9113
57	0.9792	0.9771	0.9747	0.9721	0.9693	0.9663	0.9631	0.9595	0.9554	0.9511	0.9463	0.9411	0.9353	0.9288	0.9219	0.9141
58	0.9801	0.9781	0.9758	0.9733	0.9707	0.9678	0.9646	0.9612	0.9573	0.9531	0.9484	0.9433	0.9376	0.9314	0.9245	0.9169
59	0.9810	0.9790	0.9769	0.9745	0.9719	0.9691	0.9661	0.9628	0.9590	0.9550	0.9505	0.9456	0.9401	0.9339	0.9272	0.9199
60	0.9819	0.9800	0.9779	0.9757	0.9732	0.9705	0.9676	0.9644	0.9607	0.9569	0.9525	0.9478	0.9424	0.9365	0.9300	0.9227
61	0.9828	0.9810	0.9789	0.9768	0.9744	0.9718	0.9691	0.9660	0.9625	0.9587	0.9545	0.9499	0.9447	0.9390	0.9326	0.9256
62	0.9836	0.9818	0.9799	0.9779	0.9756	0.9731	0.9704	0.9675	0.9641	0.9606	0.9565	0.9520	0.9471	0.9414	0.9353	0.9284
63	0.9843	0.9827	0.9808	0.9789	0.9767	0.9744	0.9718	0.9690	0.9658	0.9623	0.9584	0.9541	0.9493	0.9439	0.9378	0.9312
64	0.9851	0.9836	0.9818	0.9799	0.9778	0.9756	0.9732	0.9704	0.9673	0.9641	0.9603	0.9562	0.9515	0.9463	0.9404	0.9339
65	0.9858	0.9844	0.9827	0.9808	0.9789	0.9767	0.9744	0.9718	0.9689	0.9657	0.9621	0.9581	0.9536	0.9485	0.9430	0.9366
66	0.9865	0.9851	0.9835	0.9818	0.9799	0.9779	0.9756	0.9731	0.9704	0.9674	0.9639	0.9600	0.9557	0.9508	0.9454	0.9393
67	0.9872	0.9858	0.9843	0.9827	0.9809	0.9789	0.9768	0.9745	0.9718	0.9689	0.9655	0.9619	0.9577	0.9530	0.9477	0.9419
68	0.9878	0.9865	0.9851	0.9835	0.9818	0.9799	0.9779	0.9757	0.9731	0.9704	0.9671	0.9636	0.9596	0.9551	0.9501	0.9444
69	0.9884	0.9872	0.9858	0.9843	0.9827	0.9809	0.9790	0.9768	0.9743	0.9717	0.9686	0.9653	0.9615	0.9571	0.9522	0.9467
70	0.9889	0.9877	0.9864	0.9850	0.9835	0.9818	0.9800	0.9779	0.9755	0.9730	0.9701	0.9669	0.9632	0.9590	0.9543	0.9490
71	0.9895	0.9884	0.9871	0.9857	0.9842	0.9826	0.9809	0.9789	0.9767	0.9743	0.9714	0.9684	0.9648	0.9608	0.9563	0.9512
72	0.9900	0.9888	0.9876	0.9863	0.9850	0.9834	0.9817	0.9798	0.9777	0.9754	0.9728	0.9698	0.9664	0.9625	0.9581	0.9532
73	0.9904	0.9893	0.9882	0.9869	0.9856	0.9841	0.9825	0.9807	0.9787	0.9765	0.9740	0.9711	0.9679	0.9641	0.9599	0.9551
74	0.9908	0.9898	0.9887	0.9874	0.9862	0.9847	0.9833	0.9816	0.9796	0.9775	0.9750	0.9723	0.9692	0.9656	0.9615	0.9569
75	0.9911	0.9902	0.9891	0.9880	0.9867	0.9854	0.9839	0.9823	0.9804	0.9784	0.9760	0.9734	0.9705	0.9669	0.9630	0.9586
76	0.9915	0.9906	0.9896	0.9884	0.9872	0.9860	0.9846	0.9830	0.9812	0.9793	0.9770	0.9745	0.9716	0.9683	0.9645	0.9601
77	0.9919	0.9909	0.9899	0.9889	0.9877	0.9865	0.9852	0.9837	0.9819	0.9800	0.9778	0.9754	0.9726	0.9694	0.9657	0.9615
78	0.9921	0.9912	0.9903	0.9892	0.9881	0.9870	0.9857	0.9842	0.9825	0.9807	0.9786	0.9763	0.9736	0.9705	0.9669	0.9628
79	0.9923	0.9915	0.9905	0.9895	0.9885	0.9874	0.9861	0.9847	0.9831	0.9813	0.9793	0.9771	0.9745	0.9713	0.9679	0.9639
80	0.9926	0.9918	0.9908	0.9899	0.9888	0.9877	0.9865	0.9852	0.9836	0.9819	0.9800	0.9778	0.9752	0.9722	0.9689	0.9650
81	0.9928	0.9920	0.9911	0.9901	0.9891	0.9880	0.9869	0.9856	0.9840	0.9824	0.9805	0.9784	0.9759	0.9730	0.9697	0.9660
82	0.9930	0.9922	0.9913	0.9904	0.9894	0.9884	0.9872	0.9859	0.9844	0.9829	0.9810	0.9789	0.9765	0.9736	0.9705	0.9668
83	0.9931	0.9924	0.9915	0.9906	0.9896	0.9886	0.9875	0.9863	0.9847	0.9833	0.9814	0.9794	0.9770	0.9743	0.9711	0.9676
84	0.9933	0.9925	0.9917	0.9908	0.9899	0.9889	0.9877	0.9865	0.9851	0.9836	0.9818	0.9798	0.9775	0.9748	0.9718	0.9682
85	0.9934	0.9927	0.9918	0.9909	0.9900	0.9890	0.9880	0.9868	0.9853	0.9839	0.9821	0.9802	0.9779	0.9752	0.9722	0.9687

39

APPENDICES

TABLE I

Conversion from Single Life Annuity to

12 Year Certain And Life With 50% Joint And Survivor Without Pop Up

CECONY Weekly Participant –1

	Age of Pensioner
	62	63	64	65	66	67	68	69	70	71	72	73	74	75
25	0.8455	0.8347	0.8232	0.8112	0.7984	0.7851	0.7710	0.7563	0.7410	0.7250	0.7083	0.6909	0.6729	0.6544
26	0.8462	0.8355	0.8241	0.8121	0.7993	0.7859	0.7718	0.7571	0.7418	0.7258	0.7091	0.6917	0.6737	0.6552
27	0.8472	0.8364	0.8250	0.8129	0.8001	0.7868	0.7727	0.7580	0.7426	0.7266	0.7099	0.6926	0.6745	0.6560
28	0.8481	0.8373	0.8259	0.8139	0.8011	0.7877	0.7737	0.7589	0.7436	0.7275	0.7108	0.6934	0.6754	0.6569
29	0.8490	0.8383	0.8269	0.8149	0.8021	0.7887	0.7746	0.7599	0.7445	0.7285	0.7118	0.6944	0.6763	0.6578
30	0.8501	0.8393	0.8279	0.8159	0.8032	0.7898	0.7757	0.7610	0.7456	0.7296	0.7129	0.6954	0.6773	0.6588
31	0.8511	0.8404	0.8290	0.8170	0.8043	0.7909	0.7768	0.7621	0.7467	0.7307	0.7140	0.6965	0.6784	0.6599
32	0.8523	0.8416	0.8302	0.8182	0.8055	0.7921	0.7780	0.7633	0.7479	0.7318	0.7151	0.6977	0.6795	0.6609
33	0.8535	0.8428	0.8315	0.8195	0.8067	0.7933	0.7792	0.7645	0.7492	0.7331	0.7163	0.6989	0.6807	0.6622
34	0.8548	0.8441	0.8327	0.8208	0.8081	0.7947	0.7806	0.7659	0.7505	0.7344	0.7176	0.7002	0.6820	0.6634
35	0.8562	0.8455	0.8342	0.8222	0.8095	0.7961	0.7820	0.7673	0.7519	0.7358	0.7190	0.7016	0.6834	0.6648
36	0.8576	0.8469	0.8356	0.8237	0.8109	0.7976	0.7835	0.7688	0.7534	0.7373	0.7205	0.7030	0.6848	0.6662
37	0.8591	0.8484	0.8372	0.8252	0.8125	0.7991	0.7850	0.7704	0.7550	0.7389	0.7221	0.7046	0.6864	0.6677
38	0.8607	0.8501	0.8388	0.8269	0.8141	0.8008	0.7867	0.7720	0.7566	0.7406	0.7237	0.7062	0.6880	0.6693
39	0.8624	0.8518	0.8405	0.8286	0.8159	0.8026	0.7885	0.7738	0.7584	0.7423	0.7255	0.7080	0.6897	0.6710
40	0.8641	0.8535	0.8422	0.8304	0.8177	0.8044	0.7904	0.7756	0.7603	0.7442	0.7273	0.7098	0.6916	0.6728
41	0.8659	0.8554	0.8441	0.8323	0.8197	0.8064	0.7923	0.7777	0.7623	0.7462	0.7293	0.7117	0.6935	0.6747
42	0.8678	0.8574	0.8461	0.8343	0.8217	0.8085	0.7944	0.7797	0.7643	0.7482	0.7314	0.7138	0.6955	0.6767
43	0.8698	0.8594	0.8482	0.8364	0.8239	0.8106	0.7965	0.7819	0.7665	0.7504	0.7335	0.7160	0.6977	0.6789
44	0.8719	0.8615	0.8503	0.8386	0.8261	0.8129	0.7988	0.7842	0.7688	0.7527	0.7359	0.7183	0.6999	0.6811
45	0.8741	0.8637	0.8527	0.8409	0.8284	0.8152	0.8012	0.7866	0.7712	0.7552	0.7383	0.7207	0.7023	0.6835
46	0.8763	0.8660	0.8550	0.8433	0.8308	0.8177	0.8037	0.7891	0.7738	0.7577	0.7408	0.7232	0.7048	0.6860
47	0.8786	0.8684	0.8574	0.8458	0.8334	0.8203	0.8063	0.7917	0.7764	0.7603	0.7435	0.7259	0.7075	0.6886
48	0.8810	0.8708	0.8600	0.8484	0.8360	0.8229	0.8091	0.7945	0.7792	0.7631	0.7463	0.7286	0.7102	0.6914
49	0.8835	0.8734	0.8625	0.8510	0.8387	0.8257	0.8119	0.7974	0.7821	0.7660	0.7492	0.7316	0.7132	0.6942
50	0.8861	0.8760	0.8653	0.8539	0.8416	0.8287	0.8149	0.8003	0.7851	0.7690	0.7522	0.7346	0.7162	0.6973
51	0.8887	0.8787	0.8681	0.8567	0.8446	0.8317	0.8179	0.8034	0.7882	0.7723	0.7555	0.7378	0.7194	0.7004
52	0.8914	0.8816	0.8710	0.8597	0.8476	0.8347	0.8211	0.8067	0.7916	0.7756	0.7588	0.7412	0.7228	0.7038
53	0.8941	0.8844	0.8739	0.8628	0.8507	0.8381	0.8244	0.8101	0.7950	0.7790	0.7622	0.7447	0.7262	0.7073
54	0.8970	0.8874	0.8770	0.8659	0.8540	0.8414	0.8279	0.8136	0.7985	0.7826	0.7659	0.7483	0.7299	0.7110
55	0.8998	0.8903	0.8801	0.8692	0.8574	0.8448	0.8314	0.8172	0.8023	0.7864	0.7697	0.7522	0.7338	0.7148

40

APPENDICES

TABLE I

Conversion from Single Life Annuity to

12 Year Certain And Life With 50% Joint And Survivor Without Pop Up

CECONY Weekly Participant –1

	Age of Pensioner
	62	63	64	65	66	67	68	69	70	71	72	73	74	75
56	0.9028	0.8934	0.8833	0.8725	0.8608	0.8484	0.8351	0.8209	0.8060	0.7903	0.7736	0.7561	0.7377	0.7187
57	0.9057	0.8965	0.8866	0.8759	0.8643	0.8520	0.8388	0.8248	0.8100	0.7943	0.7777	0.7602	0.7419	0.7229
58	0.9087	0.8997	0.8899	0.8793	0.8680	0.8557	0.8427	0.8288	0.8141	0.7985	0.7819	0.7645	0.7462	0.7273
59	0.9118	0.9029	0.8933	0.8829	0.8716	0.8595	0.8466	0.8328	0.8182	0.8027	0.7863	0.7689	0.7506	0.7317
60	0.9148	0.9062	0.8966	0.8864	0.8753	0.8635	0.8506	0.8370	0.8225	0.8071	0.7907	0.7735	0.7553	0.7364
61	0.9178	0.9093	0.9000	0.8900	0.8791	0.8674	0.8547	0.8412	0.8269	0.8116	0.7953	0.7781	0.7600	0.7411
62	0.9208	0.9126	0.9035	0.8936	0.8829	0.8713	0.8589	0.8455	0.8313	0.8162	0.8000	0.7829	0.7648	0.7460
63	0.9239	0.9158	0.9068	0.8972	0.8866	0.8753	0.8630	0.8498	0.8358	0.8208	0.8047	0.7878	0.7698	0.7510
64	0.9268	0.9189	0.9102	0.9008	0.8905	0.8792	0.8672	0.8542	0.8403	0.8255	0.8096	0.7927	0.7748	0.7561
65	0.9297	0.9220	0.9136	0.9043	0.8941	0.8833	0.8713	0.8585	0.8448	0.8301	0.8144	0.7976	0.7798	0.7613
66	0.9326	0.9251	0.9168	0.9078	0.8978	0.8871	0.8754	0.8628	0.8493	0.8348	0.8192	0.8026	0.7850	0.7665
67	0.9354	0.9281	0.9200	0.9112	0.9015	0.8910	0.8795	0.8671	0.8538	0.8395	0.8241	0.8076	0.7901	0.7717
68	0.9381	0.9309	0.9231	0.9145	0.9051	0.8947	0.8835	0.8714	0.8582	0.8441	0.8288	0.8126	0.7951	0.7769
69	0.9406	0.9337	0.9262	0.9178	0.9085	0.8985	0.8874	0.8755	0.8626	0.8486	0.8336	0.8174	0.8002	0.7821
70	0.9431	0.9364	0.9290	0.9209	0.9118	0.9020	0.8912	0.8795	0.8668	0.8530	0.8382	0.8223	0.8051	0.7872
71	0.9454	0.9390	0.9318	0.9239	0.9151	0.9054	0.8949	0.8834	0.8709	0.8574	0.8428	0.8270	0.8101	0.7922
72	0.9477	0.9414	0.9344	0.9267	0.9181	0.9088	0.8984	0.8871	0.8748	0.8616	0.8471	0.8315	0.8148	0.7971
73	0.9498	0.9437	0.9369	0.9294	0.9210	0.9119	0.9018	0.8907	0.8787	0.8656	0.8513	0.8360	0.8194	0.8018
74	0.9517	0.9458	0.9393	0.9320	0.9238	0.9148	0.9049	0.8941	0.8823	0.8694	0.8554	0.8402	0.8237	0.8064
75	0.9536	0.9478	0.9415	0.9344	0.9264	0.9177	0.9080	0.8974	0.8857	0.8730	0.8593	0.8442	0.8280	0.8107
76	0.9553	0.9497	0.9435	0.9366	0.9288	0.9203	0.9108	0.9004	0.8889	0.8765	0.8628	0.8480	0.8320	0.8148
77	0.9568	0.9515	0.9453	0.9386	0.9311	0.9226	0.9133	0.9032	0.8919	0.8797	0.8662	0.8516	0.8356	0.8187
78	0.9582	0.9530	0.9471	0.9405	0.9330	0.9249	0.9158	0.9057	0.8948	0.8827	0.8694	0.8549	0.8391	0.8224
79	0.9596	0.9544	0.9486	0.9422	0.9349	0.9270	0.9179	0.9081	0.8973	0.8854	0.8723	0.8580	0.8424	0.8258
80	0.9607	0.9557	0.9500	0.9438	0.9367	0.9288	0.9199	0.9103	0.8997	0.8880	0.8749	0.8609	0.8454	0.8290
81	0.9617	0.9569	0.9513	0.9451	0.9382	0.9305	0.9218	0.9123	0.9018	0.8902	0.8775	0.8634	0.8481	0.8317
82	0.9627	0.9579	0.9524	0.9464	0.9395	0.9320	0.9235	0.9141	0.9037	0.8922	0.8796	0.8657	0.8506	0.8344
83	0.9635	0.9588	0.9535	0.9476	0.9408	0.9333	0.9249	0.9156	0.9054	0.8941	0.8816	0.8679	0.8528	0.8368
84	0.9642	0.9596	0.9543	0.9485	0.9419	0.9345	0.9262	0.9171	0.9070	0.8958	0.8833	0.8698	0.8549	0.8389
85	0.9649	0.9603	0.9552	0.9494	0.9428	0.9356	0.9274	0.9183	0.9083	0.8972	0.8849	0.8714	0.8567	0.8407

41

APPENDICES

TABLE J

Conversion from Single Life to

100% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
25	0.9822	0.9806	0.9790	0.9772	0.9753	0.9733	0.9710	0.9686	0.9659	0.9631	0.9600	0.9567	0.9532	0.9494	0.9454	0.9409	0.9363
26	0.9826	0.9811	0.9796	0.9778	0.9760	0.9739	0.9716	0.9693	0.9666	0.9639	0.9608	0.9576	0.9540	0.9503	0.9463	0.9420	0.9373
27	0.9831	0.9817	0.9801	0.9784	0.9766	0.9746	0.9723	0.9700	0.9674	0.9647	0.9617	0.9584	0.9550	0.9513	0.9473	0.9430	0.9383
28	0.9836	0.9822	0.9807	0.9790	0.9772	0.9752	0.9730	0.9708	0.9682	0.9655	0.9625	0.9594	0.9559	0.9523	0.9483	0.9441	0.9395
29	0.9840	0.9827	0.9812	0.9795	0.9778	0.9759	0.9737	0.9715	0.9690	0.9664	0.9634	0.9603	0.9569	0.9533	0.9493	0.9452	0.9406
30	0.9846	0.9832	0.9817	0.9801	0.9785	0.9766	0.9744	0.9723	0.9697	0.9672	0.9643	0.9612	0.9579	0.9543	0.9505	0.9463	0.9418
31	0.9851	0.9837	0.9823	0.9807	0.9791	0.9772	0.9751	0.9731	0.9706	0.9681	0.9652	0.9622	0.9589	0.9554	0.9516	0.9474	0.9430
32	0.9855	0.9842	0.9828	0.9813	0.9797	0.9779	0.9759	0.9738	0.9714	0.9689	0.9662	0.9632	0.9600	0.9565	0.9527	0.9486	0.9443
33	0.9860	0.9847	0.9834	0.9819	0.9804	0.9786	0.9766	0.9746	0.9722	0.9698	0.9671	0.9642	0.9610	0.9576	0.9539	0.9499	0.9455
34	0.9864	0.9852	0.9839	0.9825	0.9810	0.9793	0.9774	0.9753	0.9730	0.9707	0.9680	0.9652	0.9620	0.9587	0.9551	0.9511	0.9469
35	0.9869	0.9857	0.9845	0.9831	0.9816	0.9799	0.9781	0.9761	0.9739	0.9716	0.9690	0.9662	0.9631	0.9599	0.9563	0.9524	0.9482
36	0.9873	0.9863	0.9850	0.9837	0.9822	0.9806	0.9788	0.9769	0.9748	0.9725	0.9700	0.9672	0.9643	0.9610	0.9575	0.9537	0.9495
37	0.9878	0.9867	0.9855	0.9842	0.9829	0.9813	0.9795	0.9777	0.9756	0.9734	0.9709	0.9683	0.9653	0.9622	0.9588	0.9550	0.9509
38	0.9882	0.9872	0.9861	0.9848	0.9835	0.9820	0.9803	0.9785	0.9764	0.9743	0.9719	0.9693	0.9664	0.9634	0.9600	0.9563	0.9523
39	0.9887	0.9876	0.9866	0.9853	0.9841	0.9826	0.9810	0.9793	0.9772	0.9752	0.9729	0.9703	0.9676	0.9645	0.9613	0.9576	0.9537
40	0.9890	0.9881	0.9871	0.9859	0.9847	0.9833	0.9816	0.9800	0.9781	0.9761	0.9738	0.9714	0.9686	0.9658	0.9625	0.9590	0.9552
41	0.9895	0.9886	0.9875	0.9864	0.9853	0.9839	0.9824	0.9808	0.9789	0.9770	0.9748	0.9724	0.9697	0.9669	0.9638	0.9604	0.9566
42	0.9899	0.9890	0.9880	0.9870	0.9859	0.9845	0.9830	0.9815	0.9797	0.9779	0.9758	0.9734	0.9709	0.9681	0.9651	0.9617	0.9581
43	0.9903	0.9895	0.9886	0.9875	0.9865	0.9852	0.9837	0.9822	0.9805	0.9788	0.9767	0.9744	0.9720	0.9693	0.9663	0.9631	0.9596
44	0.9907	0.9899	0.9890	0.9880	0.9870	0.9858	0.9844	0.9830	0.9813	0.9796	0.9776	0.9754	0.9731	0.9705	0.9676	0.9645	0.9610
45	0.9911	0.9903	0.9894	0.9885	0.9876	0.9863	0.9851	0.9837	0.9820	0.9804	0.9785	0.9764	0.9741	0.9716	0.9689	0.9658	0.9625
46	0.9914	0.9907	0.9899	0.9890	0.9881	0.9869	0.9856	0.9844	0.9828	0.9812	0.9794	0.9774	0.9752	0.9728	0.9701	0.9672	0.9639
47	0.9918	0.9911	0.9903	0.9895	0.9886	0.9875	0.9863	0.9851	0.9836	0.9820	0.9803	0.9784	0.9762	0.9739	0.9714	0.9685	0.9654
48	0.9922	0.9915	0.9908	0.9899	0.9891	0.9881	0.9869	0.9858	0.9843	0.9829	0.9812	0.9793	0.9773	0.9751	0.9725	0.9698	0.9668
49	0.9925	0.9919	0.9912	0.9904	0.9896	0.9886	0.9875	0.9864	0.9850	0.9837	0.9821	0.9802	0.9783	0.9761	0.9738	0.9712	0.9682
50	0.9928	0.9922	0.9916	0.9908	0.9900	0.9891	0.9881	0.9870	0.9857	0.9844	0.9829	0.9812	0.9792	0.9772	0.9750	0.9724	0.9696
51	0.9932	0.9926	0.9920	0.9912	0.9906	0.9897	0.9887	0.9877	0.9864	0.9851	0.9837	0.9821	0.9803	0.9783	0.9761	0.9737	0.9710
52	0.9935	0.9930	0.9924	0.9917	0.9910	0.9902	0.9892	0.9883	0.9870	0.9859	0.9845	0.9829	0.9812	0.9793	0.9773	0.9749	0.9723
53	0.9938	0.9933	0.9927	0.9921	0.9914	0.9907	0.9898	0.9889	0.9877	0.9865	0.9852	0.9838	0.9821	0.9803	0.9784	0.9761	0.9737
54	0.9941	0.9936	0.9931	0.9925	0.9919	0.9911	0.9903	0.9894	0.9883	0.9873	0.9860	0.9846	0.9830	0.9813	0.9794	0.9773	0.9749
55	0.9944	0.9939	0.9935	0.9929	0.9923	0.9916	0.9907	0.9900	0.9890	0.9880	0.9867	0.9854	0.9839	0.9823	0.9805	0.9784	0.9762

42

APPENDICES

TABLE J

Conversion from Single Life to

100% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
56	0.9947	0.9943	0.9938	0.9932	0.9927	0.9920	0.9912	0.9905	0.9895	0.9886	0.9875	0.9861	0.9847	0.9833	0.9815	0.9796	0.9774
57	0.9950	0.9946	0.9941	0.9936	0.9931	0.9925	0.9918	0.9910	0.9901	0.9892	0.9881	0.9869	0.9856	0.9842	0.9825	0.9807	0.9787
58	0.9953	0.9949	0.9944	0.9940	0.9935	0.9929	0.9922	0.9915	0.9907	0.9898	0.9888	0.9876	0.9864	0.9851	0.9835	0.9817	0.9798
59	0.9955	0.9952	0.9947	0.9943	0.9939	0.9933	0.9927	0.9920	0.9912	0.9904	0.9894	0.9884	0.9872	0.9859	0.9845	0.9828	0.9810
60	0.9958	0.9954	0.9950	0.9946	0.9943	0.9937	0.9931	0.9925	0.9917	0.9909	0.9901	0.9891	0.9880	0.9867	0.9854	0.9838	0.9821
61	0.9960	0.9957	0.9953	0.9949	0.9946	0.9941	0.9935	0.9929	0.9922	0.9915	0.9907	0.9897	0.9886	0.9875	0.9863	0.9848	0.9832
62	0.9962	0.9959	0.9956	0.9952	0.9949	0.9945	0.9939	0.9934	0.9927	0.9921	0.9913	0.9903	0.9894	0.9883	0.9871	0.9857	0.9842
63	0.9964	0.9962	0.9959	0.9955	0.9952	0.9948	0.9943	0.9938	0.9931	0.9926	0.9918	0.9909	0.9901	0.9891	0.9879	0.9867	0.9852
64	0.9967	0.9964	0.9961	0.9958	0.9955	0.9951	0.9947	0.9942	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898	0.9887	0.9875	0.9861
65	0.9969	0.9967	0.9964	0.9961	0.9958	0.9954	0.9950	0.9946	0.9940	0.9935	0.9929	0.9922	0.9914	0.9905	0.9895	0.9883	0.9870
66	0.9971	0.9969	0.9967	0.9963	0.9961	0.9958	0.9953	0.9950	0.9944	0.9939	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892	0.9880
67	0.9973	0.9971	0.9969	0.9966	0.9964	0.9960	0.9956	0.9953	0.9948	0.9944	0.9938	0.9932	0.9925	0.9918	0.9909	0.9899	0.9888
68	0.9975	0.9973	0.9971	0.9968	0.9966	0.9963	0.9959	0.9956	0.9952	0.9948	0.9943	0.9937	0.9930	0.9924	0.9916	0.9906	0.9896
69	0.9976	0.9975	0.9972	0.9970	0.9969	0.9966	0.9962	0.9960	0.9955	0.9952	0.9947	0.9941	0.9936	0.9929	0.9922	0.9913	0.9903
70	0.9978	0.9976	0.9975	0.9972	0.9971	0.9969	0.9965	0.9963	0.9958	0.9955	0.9951	0.9946	0.9940	0.9935	0.9927	0.9920	0.9910
71	0.9979	0.9978	0.9976	0.9975	0.9973	0.9971	0.9968	0.9965	0.9962	0.9959	0.9955	0.9950	0.9945	0.9940	0.9934	0.9926	0.9917
72	0.9981	0.9980	0.9978	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9962	0.9958	0.9954	0.9949	0.9945	0.9939	0.9932	0.9924
73	0.9982	0.9981	0.9980	0.9978	0.9978	0.9975	0.9973	0.9971	0.9967	0.9965	0.9962	0.9958	0.9954	0.9949	0.9944	0.9937	0.9931
74	0.9984	0.9983	0.9981	0.9980	0.9979	0.9977	0.9975	0.9974	0.9970	0.9968	0.9965	0.9961	0.9958	0.9953	0.9948	0.9942	0.9936
75	0.9985	0.9984	0.9983	0.9981	0.9981	0.9979	0.9977	0.9976	0.9973	0.9971	0.9968	0.9965	0.9961	0.9958	0.9953	0.9947	0.9941
76	0.9986	0.9985	0.9984	0.9983	0.9983	0.9981	0.9979	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9961	0.9957	0.9952	0.9946
77	0.9987	0.9987	0.9986	0.9984	0.9984	0.9983	0.9980	0.9980	0.9977	0.9976	0.9973	0.9970	0.9968	0.9965	0.9960	0.9956	0.9951
78	0.9988	0.9987	0.9987	0.9986	0.9985	0.9984	0.9983	0.9981	0.9979	0.9978	0.9976	0.9973	0.9971	0.9968	0.9964	0.9960	0.9955
79	0.9990	0.9989	0.9988	0.9987	0.9987	0.9986	0.9984	0.9983	0.9981	0.9980	0.9978	0.9975	0.9973	0.9971	0.9967	0.9963	0.9959
80	0.9990	0.9990	0.9989	0.9988	0.9988	0.9987	0.9985	0.9985	0.9983	0.9982	0.9980	0.9978	0.9975	0.9974	0.9971	0.9967	0.9963
81	0.9991	0.9990	0.9990	0.9989	0.9989	0.9988	0.9986	0.9986	0.9984	0.9983	0.9982	0.9980	0.9978	0.9976	0.9974	0.9970	0.9966
82	0.9992	0.9991	0.9991	0.9990	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9973	0.9969
83	0.9993	0.9992	0.9992	0.9991	0.9991	0.9990	0.9989	0.9989	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9973
84	0.9993	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9988	0.9986	0.9985	0.9984	0.9982	0.9981	0.9978	0.9975
85	0.9994	0.9993	0.9993	0.9993	0.9993	0.9992	0.9991	0.9991	0.9989	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980	0.9978

43

APPENDICES

TABLE J

Conversion from Single Life to

100% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
25	0.9314	0.9261	0.9205	0.9145	0.9083	0.9017	0.8947	0.8874	0.8797	0.8717	0.8632	0.8543	0.8449	0.8351	0.8247	0.8138	0.8024
26	0.9324	0.9271	0.9216	0.9156	0.9094	0.9029	0.8959	0.8886	0.8810	0.8729	0.8645	0.8557	0.8462	0.8364	0.8260	0.8151	0.8037
27	0.9335	0.9283	0.9227	0.9168	0.9106	0.9041	0.8972	0.8899	0.8823	0.8743	0.8659	0.8570	0.8476	0.8378	0.8274	0.8165	0.8051
28	0.9347	0.9295	0.9240	0.9181	0.9119	0.9054	0.8985	0.8912	0.8836	0.8756	0.8673	0.8584	0.8490	0.8392	0.8288	0.8180	0.8065
29	0.9359	0.9307	0.9252	0.9194	0.9133	0.9068	0.8999	0.8927	0.8851	0.8771	0.8688	0.8599	0.8506	0.8408	0.8304	0.8195	0.8081
30	0.9370	0.9320	0.9265	0.9207	0.9146	0.9082	0.9014	0.8942	0.8866	0.8786	0.8703	0.8615	0.8521	0.8424	0.8320	0.8212	0.8097
31	0.9383	0.9333	0.9279	0.9221	0.9160	0.9097	0.9028	0.8957	0.8882	0.8803	0.8719	0.8632	0.8539	0.8441	0.8337	0.8230	0.8115
32	0.9396	0.9346	0.9293	0.9236	0.9175	0.9112	0.9044	0.8974	0.8898	0.8820	0.8737	0.8649	0.8556	0.8459	0.8356	0.8247	0.9133
33	0.9409	0.9360	0.9307	0.9250	0.9191	0.9128	0.9061	0.8990	0.8916	0.8837	0.8755	0.8668	0.8574	0.8478	0.8374	0.8267	0.8153
34	0.9423	0.9374	0.9322	0.9266	0.9207	0.9144	0.9078	0.9008	0.8934	0.8856	0.8774	0.8686	0.8594	0.8498	0.8395	0.8287	0.8173
35	0.9438	0.9389	0.9337	0.9282	0.9224	0.9161	0.9095	0.9026	0.8953	0.8875	0.8793	0.8707	0.8615	0.8518	0.8416	0.8309	.08195
36	0.9452	0.9404	0.9353	0.9298	0.9241	0.9179	0.9114	0.9045	0.8972	0.8895	0.8813	0.8728	0.8636	0.8540	0.8438	0.8331	0.8217
37	0.9466	0.9419	0.9369	0.9315	0.9258	0.9197	0.9132	0.9064	0.8992	0.8916	0.8835	0.8750	0.8658	0.8563	0.8461	0.8354	0.8241
38	0.9481	0.9435	0.9385	0.9332	0.9276	0.9216	0.9152	0.9084	0.9013	0.8937	0.8857	0.8772	0.8681	0.8586	0.8485	0.8379	0.8266
39	0.9496	0.9451	0.9402	0.9350	0.9294	0.9235	0.9172	0.9106	0.9035	0.8959	0.8880	0.8796	0.8706	0.8611	0.8511	0.8404	0.8292
39	0.9496	0.9451	0.9402	0.9350	0.9294	0.9235	0.9172	0.9106	0.9035	0.8959	0.8880	0.8796	0.8706	0.8611	0.8511	0.8404	0.8292
40	0.9511	0.9467	0.9419	0.9367	0.9313	0.9255	0.9193	0.9127	0.9057	0.8982	0.8904	0.8820	0.8731	0.8637	0.8537	0.8431	0.8319
41	0.9527	0.9483	0.9437	0.9386	0.9333	0.9275	0.9214	0.9148	0.9079	0.9006	0.8929	0.8846	0.8757	0.8664	0.8564	0.8460	0.8348
42	0.9542	0.9500	0.9454	0.9404	0.9352	0.9296	0.9235	0.9171	0.9103	0.9030	0.8954	0.8872	0.8784	0.8692	0.8593	0.8489	0.8378
43	0.9558	0.9516	0.9472	0.9423	0.9372	0.9316	0.9257	0.9195	0.9127	0.9055	0.8980	0.8899	0.8812	0.8721	0.8622	0.8520	0.8409
44	0.9574	0.9533	0.9490	0.9442	0.9392	0.9338	0.9280	0.9218	0.9152	0.9081	0.9007	0.8927	0.8841	0.8751	0.8653	0.8551	0.8442
45	0.9589	0.9550	0.9508	0.9461	0.9412	0.9359	0.9302	0.9241	0.9177	0.9108	0.9034	0.8956	0.8871	0.8781	0.8685	0.8583	0.8475
46	0.9605	0.9566	0.9526	0.9480	0.9433	0.9381	0.9325	0.9266	0.9202	0.9135	0.9062	0.8985	0.8901	0.8813	0.8718	0.8617	0.8509
47	0.9621	0.9583	0.9543	0.9499	0.9453	0.9402	0.9348	0.9290	0.9228	0.9162	0.9090	0.9014	0.8932	0.8845	0.8751	0.8652	0.8546
48	0.9636	0.9600	0.9561	0.9518	0.9473	0.9424	0.9372	0.9315	0.9254	0.9189	0.9120	0.9045	0.8964	0.8878	0.8786	0.8688	0.8582
49	0.9651	0.9617	0.9579	0.9537	0.9494	0.9446	0.9395	0.9340	0.9280	0.9217	0.9149	0.9076	0.8996	0.8912	0.8821	0.8724	0.8620
50	0.9666	0.9633	0.9597	0.9556	0.9514	0.9468	0.9418	0.9364	0.9307	0.9245	0.9178	0.9107	0.9029	0.8947	0.8857	0.8762	0.8660
51	0.9681	0.9649	0.9614	0.9576	0.9535	0.9490	0.9441	0.9389	0.9333	0.9273	0.9209	0.9138	0.9063	0.8982	0.8893	0.8800	0.8699
52	0.9696	0.9665	0.9631	0.9594	0.9555	0.9511	0.9465	0.9414	0.9360	0.9302	0.9238	0.9170	0.9097	0.9017	0.8931	0.8839	0.8740
53	0.9710	0.9680	0.9648	0.9613	0.9575	0.9533	0.9487	0.9439	0.9386	0.9330	0.9269	0.9202	0.9130	0.9053	0.8969	0.8879	0.8782
54	0.9724	0.9696	0.9665	0.9631	0.9594	0.9554	0.9511	0.9464	0.9413	0.9358	0.9300	0.9235	0.9164	0.9090	0.9008	0.8920	0.8824
55	0.9738	0.9711	0.9681	0.9648	0.9614	0.9575	0.9533	0.9489	0.9440	0.9387	0.9329	0.9267	0.9199	0.9126	0.9046	0.8960	0.8867

44

APPENDICES

TABLE J

Conversion from Single Life to

100% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
56	0.9752	0.9725	0.9697	0.9666	0.9632	0.9596	0.9556	0.9513	0.9465	0.9414	0.9360	0.9300	0.9234	0.9163	0.9086	0.9001	0.8911
57	0.9765	0.9740	0.9713	0.9683	0.9651	0.9616	0.9578	0.9537	0.9492	0.9442	0.9390	0.9332	0.9268	0.9200	0.9124	0.9044	0.8955
58	0.9777	0.9754	0.9729	0.9700	0.9670	0.9637	0.9599	0.9560	0.9517	0.9470	0.9419	0.9364	0.9302	0.9237	0.9164	0.9086	0.9000
59	0.9790	0.9768	0.9743	0.9717	0.9688	0.9656	0.9621	0.9583	0.9543	0.9498	0.9449	0.9396	0.9337	0.9273	0.9203	0.9128	0.9044
60	0.9802	0.9781	0.9759	0.9733	0.9705	0.9675	0.9642	0.9606	0.9567	0.9525	0.9478	0.9427	0.9371	0.9310	0.9242	0.9170	0.9089
61	0.9814	0.9794	0.9772	0.9748	0.9722	0.9694	0.9662	0.9628	0.9591	0.9551	0.9507	0.9458	0.9404	0.9346	0.9281	0.9211	0.9134
62	0.9825	0.9807	0.9786	0.9763	0.9739	0.9712	0.9682	0.9650	0.9615	0.9576	0.9535	0.9489	0.9437	0.9382	0.9320	0.9252	0.9178
63	0.9837	0.9819	0.9799	0.9778	0.9755	0.9729	0.9702	0.9671	0.9638	0.9601	0.9562	0.9518	0.9470	0.9417	0.9358	0.9294	0.9222
64	0.9847	0.9830	0.9812	0.9792	0.9771	0.9746	0.9720	0.9691	0.9660	0.9626	0.9589	0.9547	0.9501	0.9451	0.9395	0.9334	0.9265
65	0.9857	0.9842	0.9825	0.9806	0.9786	0.9763	0.9738	0.9711	0.9681	0.9649	0.9615	0.9576	0.9532	0.9484	0.9431	0.9373	0.9308
66	0.9867	0.9853	0.9836	0.9818	0.9800	0.9778	0.9755	0.9730	0.9703	0.9672	0.9639	0.9603	0.9562	0.9517	0.9467	0.9411	0.9350
67	0.9876	0.9863	0.9848	0.9830	0.9814	0.9793	0.9772	0.9749	0.9723	0.9694	0.9663	0.9629	0.9590	0.9548	0.9501	0.9448	0.9390
68	0.9885	0.9872	0.9859	0.9843	0.9826	0.9808	0.9788	0.9766	0.9742	0.9715	0.9687	0.9654	0.9618	0.9578	0.9534	0.9485	0.9430
69	0.9894	0.9881	0.9869	0.9854	0.9839	0.9822	0.9803	0.9783	0.9760	0.9735	0.9708	0.9678	0.9645	0.9608	0.9566	0.9520	0.9468
70	0.9901	0.9891	0.9878	0.9865	0.9850	0.9835	0.9817	0.9798	0.9778	0.9755	0.9729	0.9702	0.9670	0.9636	0.9596	0.9554	0.9505
71	0.9909	0.9899	0.9888	0.9875	0.9862	0.9847	0.9831	0.9813	0.9794	0.9773	0.9750	0.9724	0.9695	0.9663	0.9626	0.9586	0.9541
72	0.9916	0.9907	0.9896	0.9884	0.9873	0.9859	0.9843	0.9828	0.9810	0.9790	0.9769	0.9745	0.9718	0.9689	0.9654	0.9617	0.9574
73	0.9923	0.9914	0.9905	0.9894	0.9883	0.9870	0.9856	0.9841	0.9824	0.9806	0.9787	0.9765	0.9739	0.9713	0.9680	0.9647	0.9607
74	0.9929	0.9921	0.9913	0.9902	0.9892	0.9880	0.9867	0.9853	0.9838	0.9822	0.9804	0.9783	0.9760	0.9735	0.9706	0.9675	0.9637
75	0.9936	0.9928	0.9920	0.9911	0.9901	0.9890	0.9879	0.9865	0.9852	0.9837	0.9820	0.9802	0.9780	0.9757	0.9730	0.9700	0.9666
76	0.9941	0.9934	0.9927	0.9918	0.9909	0.9900	0.9888	0.9877	0.9864	0.9850	0.9835	0.9818	0.9798	0.9777	0.9752	0.9725	0.9694
77	0.9946	0.9940	0.9933	0.9925	0.9917	0.9908	0.9898	0.9887	0.9876	0.9863	0.9849	0.9833	0.9815	0.9796	0.9773	0.9748	0.9720
78	0.9951	0.9945	0.9939	0.9931	0.9924	0.9916	0.9907	0.9897	0.9886	0.9874	0.9862	0.9848	0.9831	0.9814	0.9793	0.9770	0.9744
79	0.9955	0.9950	0.9944	0.9938	0.9931	0.9924	0.9915	0.9906	0.9896	0.9885	0.9874	0.9861	0.9846	0.9830	0.9811	0.9791	0.9767
80	0.9959	0.9955	0.9949	0.9943	0.9937	0.9930	0.9922	0.9914	0.9905	0.9896	0.9885	0.9874	0.9859	0.9846	0.9828	0.9809	0.9787
81	0.9963	0.9959	0.9954	0.9948	0.9943	0.9937	0.9930	0.9922	0.9913	0.9905	0.9896	0.9885	0.9872	0.9859	0.9844	0.9827	0.9806
82	0.9967	0.9963	0.9959	0.9953	0.9948	0.9942	0.9936	0.9929	0.9922	0.9913	0.9905	0.9896	0.9884	0.9872	0.9858	0.9842	0.9824
83	0.9970	0.9966	0.9963	0.9957	0.9953	0.9948	0.9942	0.9936	0.9929	0.9922	0.9914	0.9906	0.9894	0.9884	0.9871	0.9857	0.9841
84	0.9973	0.9970	0.9966	0.9961	0.9958	0.9953	0.9947	0.9942	0.9936	0.9929	0.9922	0.9914	0.9905	0.9895	0.9883	0.9871	0.9855
85	0.9976	0.9972	0.9970	0.9965	0.9962	0.9958	0.9952	0.9947	0.9942	0.9936	0.9929	0.9923	0.9914	0.9905	0.9894	0.9883	0.9870

45

APPENDICES

TABLE J

Conversion from Single Life to

100% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
25	0.7903	0.7777	0.7644	0.7507	0.7363	0.7214	0.7061	0.6902	0.6740	0.6573	0.6402	0.6229	0.6052	0.5873	0.5691	0.5507	0.5323
26	0.7916	0.7789	0.7657	0.7520	0.7376	0.7227	0.7074	0.6915	0.6752	0.6584	0.6414	0.6240	0.6064	0.5884	0.5702	0.5518	0.5333
27	0.7930	0.7803	0.7671	0.7534	0.7390	0.7241	0.7087	0.6928	0.6765	0.6598	0.6427	0.6253	0.6076	0.5896	0.5714	0.5529	0.5344
28	0.7944	0.7818	0.7686	0.7548	0.7404	0.7255	0.7102	0.6942	0.6779	0.6611	0.6440	0.6266	0.6089	0.5909	0.5726	0.5541	0.5356
29	0.7960	0.7834	0.7701	0.7564	0.7420	0.7270	0.7116	0.6957	0.6794	0.6626	0.6454	0.6280	0.6103	0.5922	0.5739	0.5554	0.5368
30	0.7976	0.7851	0.7718	0.7580	0.7437	0.7287	0.7132	0.6973	0.6809	0.6641	0.6470	0.6295	0.6117	0.5936	0.5753	0.5567	0.5381
31	0.7994	0.7868	0.7736	0.7598	0.7454	0.7304	0.7150	0.6990	0.6826	0.6658	0.6486	0.6311	0.6133	0.5952	0.5768	0.5582	0.5396
32	0.8013	0.7887	0.7754	0.7616	0.7472	0.7322	0.7168	0.7008	0.6844	0.6675	0.6504	0.6328	0.6150	0.5968	0.5784	0.5598	0.5411
33	0.8032	0.7906	0.7774	0.7636	0.7492	0.7342	0.7187	0.7027	0.6863	0.6694	0.6522	0.6346	0.6168	0.5986	0.5801	0.5614	0.5427
34	0.8053	0.7926	0.7795	0.7657	0.7512	0.7362	0.7208	0.7047	0.6883	0.6714	0.6542	0.6365	0.6186	0.6004	0.5819	0.5632	0.5444
35	0.8074	0.7949	0.7816	0.7679	0.7534	0.7384	0.7229	0.7069	0.6904	0.6735	0.6562	0.6386	0.6207	0.6024	0.5839	0.5651	0.5463
36	0.8097	0.7972	0.7840	0.7701	0.7557	0.7407	0.7253	0.7092	0.6927	0.6757	0.6584	0.6408	0.6228	0.6045	0.5859	0.5670	0.5482
37	0.8121	0.7996	0.7863	0.7726	0.7582	0.7431	0.7277	0.7116	0.6951	0.6781	0.6608	0.6431	0.6250	0.6067	0.5881	0.5692	0.5503
38	0.8146	0.8021	0.7889	0.7752	0.7607	0.7458	0.7303	0.7142	0.6977	0.6806	0.6633	0.6455	0.6275	0.6091	0.5904	0.5715	0.5525
39	0.8173	0.8048	0.7917	0.7779	0.7635	0.7485	0.7330	0.7169	0.7003	0.6833	0.6659	0.6481	0.6301	0.6116	0.5929	0.5739	0.5549
40	0.8201	0.8076	0.7945	0.7808	0.7664	0.7514	0.7358	0.7198	0.7032	0.6861	0.6687	0.6509	0.6328	0.6143	0.5955	0.5765	0.5574
41	0.8230	0.8106	0.7975	0.7838	0.7694	0.7544	0.7389	0.7228	0.7062	0.6891	0.6717	0.6538	0.6357	0.6172	0.5983	0.5792	0.5601
42	0.8260	0.8137	0.8006	0.7869	0.7726	0.7576	0.7421	0.7259	0.7094	0.6923	0.6748	0.6570	0.6388	0.6202	0.6013	0.5821	0.5629
43	0.8292	0.8169	0.8039	0.7902	0.7759	0.7609	0.7455	0.7294	0.7128	0.6956	0.6781	0.6603	0.6420	0.6234	0.6044	0.5852	0.5660
44	0.8325	0.8203	0.8073	0.7937	0.7794	0.7645	0.7490	0.7329	0.7163	0.6992	0.6816	0.6637	0.6454	0.6267	0.6078	0.5885	0.5692
45	0.8359	0.8237	0.8108	0.7973	0.7830	0.7681	0.7527	0.7366	0.7200	0.7029	0.6853	0.6674	0.6491	0.6303	0.6113	0.5919	0.5726
46	0.8395	0.8274	0.8145	0.8011	0.7869	0.7720	0.7566	0.7405	0.7239	0.7068	0.6892	0.6713	0.6529	0.6341	0.6151	0.5956	0.5762
47	0.8432	0.8312	0.8184	0.8050	0.7908	0.7760	0.7606	0.7446	0.7280	0.7109	0.6933	0.6754	0.6569	0.6381	0.6190	0.5995	0.5799
48	0.8469	0.8351	0.8224	0.8091	0.7950	0.7803	0.7649	0.7489	0.7324	0.7152	0.6976	0.6796	0.6612	0.6423	0.6232	0.6036	0.5840
49	0.8509	0.8391	0.8265	0.8133	0.7993	0.7846	0.7693	0.7534	0.7369	0.7197	0.7022	0.6841	0.6657	0.6468	0.6275	0.6079	0.5882
50	0.8549	0.8433	0.8308	0.8177	0.8038	0.7892	0.7739	0.7580	0.7416	0.7244	0.7069	0.6889	0.6704	0.6515	0.6321	0.6125	0.5927
51	0.8591	0.8475	0.8352	0.8222	0.8084	0.7939	0.7787	0.7629	0.7465	0.7294	0.7118	0.6938	0.6754	0.6564	0.6370	0.6173	0.5975
52	0.8633	0.8519	0.8398	0.8269	0.8132	0.7988	0.7838	0.7680	0.7516	0.7346	0.7171	0.6990	0.6805	0.6616	0.6422	0.6224	0.6025
53	0.8677	0.8565	0.8444	0.8317	0.8182	0.8039	0.7890	0.7733	0.7570	0.7400	0.7225	0.7045	0.6860	0.6670	0.6476	0.6278	0.6078
54	0.8721	0.8611	0.8492	0.8367	0.8233	0.8092	0.7944	0.7788	0.7626	0.7457	0.7282	0.7103	0.6918	0.6728	0.6533	0.6334	0.6134
55	0.8766	0.8658	0.8542	0.8418	0.8286	0.8146	0.7999	0.7845	0.7684	0.7515	0.7342	0.7163	0.6978	0.6789	0.6594	0.6395	0.6194

46

APPENDICES

TABLE J

Conversion from Single Life to

100% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
56	0.8812	0.8706	0.8592	0.8470	0.8340	0.8202	0.8057	0.7904	0.7744	0.7577	0.7404	0.7226	0.7042	0.6852	0.6657	0.6457	0.6256
57	0.8859	0.8755	0.8643	0.8524	0.8396	0.8260	0.8117	0.7965	0.7807	0.7641	0.7469	0.7292	0.7108	0.6919	0.6724	0.6524	0.6322
58	0.8905	0.8804	0.8696	0.8578	0.8453	0.8319	0.8178	0.8028	0.7872	0.7708	0.7537	0.7360	0.7177	0.6988	0.6794	0.6594	0.6392
59	0.8953	0.8855	0.8748	0.8634	0.8510	0.8380	0.8241	0.8093	0.7938	0.7776	0.7607	0.7432	0.7250	0.7061	0.6867	0.6668	0.6466
60	0.9001	0.8905	0.8802	0.8690	0.8570	0.8441	0.8305	0.8160	0.8008	0.7847	0.7680	0.7505	0.7325	0.7138	0.6944	0.6745	0.6543
61	0.9048	0.8956	0.8855	0.8747	0.8629	0.8504	0.8371	0.8228	0.8078	0.7919	0.7754	0.7582	0.7403	0.7216	0.7024	0.6825	0.6624
62	0.9096	0.9007	0.8909	0.8804	0.8690	0.8567	0.8437	0.8297	0.8150	0.7994	0.7831	0.7661	0.7484	0.7299	0.7107	0.6910	0.6708
63	0.9143	0.9057	0.8963	0.8861	0.8750	0.8632	0.8504	0.8367	0.8224	0.8071	0.7910	0.7742	0.7567	0.7383	0.7194	0.6997	0.6796
64	0.9190	0.9108	0.9017	0.8918	0.8812	0.8696	0.8572	0.8439	0.8298	0.8148	0.7991	0.7825	0.7652	0.7471	0.7283	0.7087	0.6888
65	0.9236	0.9157	0.9070	0.8975	0.8872	0.8760	0.8640	0.8511	0.8374	0.8227	0.8073	0.7911	0.7740	0.7561	0.7375	0.7181	0.6983
66	0.9281	0.9206	0.9122	0.9032	0.8932	0.8824	0.8708	0.8583	0.8449	0.8307	0.8155	0.7997	0.7829	0.7653	0.7470	0.7277	0.7081
67	0.9325	0.9254	0.9174	0.9087	0.8992	0.8888	0.8776	0.8655	0.8525	0.8386	0.8239	0.8084	0.7920	0.7747	0.7566	0.7376	0.7182
68	0.9368	0.9300	0.9224	0.9142	0.9051	0.8951	0.8843	0.8727	0.8601	0.8466	0.8324	0.8172	0.8012	0.7842	0.7664	0.7478	0.7285
69	0.9409	0.9346	0.9274	0.9195	0.9108	0.9013	0.8910	0.8797	0.8677	0.8546	0.8408	0.8260	0.8104	0.7938	0.7764	0.7580	0.7390
70	0.9450	0.9389	0.9322	0.9247	0.9164	0.9073	0.8976	0.8867	0.8751	0.8625	0.8491	0.8349	0.8197	0.8036	0.7865	0.7684	0.7498
71	0.9489	0.9432	0.9368	0.9298	0.9220	0.9133	0.9039	0.8936	0.8825	0.8704	0.8575	0.8437	0.8290	0.8132	0.7966	0.7790	0.7607
72	0.9526	0.9473	0.9413	0.9347	0.9272	0.9191	0.9102	0.9004	0.8897	0.8782	0.8658	0.8525	0.8382	0.8231	0.8069	0.7896	0.7717
73	0.9562	0.9512	0.9456	0.9394	0.9324	0.9247	0.9162	0.9069	0.8969	0.8858	0.8739	0.8612	0.8474	0.8328	0.8170	0.8003	0.7829
74	0.9595	0.9549	0.9497	0.9439	0.9374	0.9301	0.9222	0.9133	0.9037	0.8932	0.8819	0.8697	0.8565	0.8423	0.8271	0.8110	0.7940
75	0.9628	0.9585	0.9536	0.9482	0.9421	0.9352	0.9278	0.9195	0.9104	0.9004	0.8897	0.8780	0.8654	0.8519	0.8373	0.8216	0.8051
76	0.9658	0.9618	0.9573	0.9523	0.9466	0.9402	0.9332	0.9254	0.9169	0.9074	0.8973	0.8862	0.8742	0.8611	0.8471	0.8320	0.8161
77	0.9687	0.9650	0.9608	0.9561	0.9508	0.9450	0.9384	0.9311	0.9230	0.9142	0.9045	0.8940	0.8826	0.8702	0.8568	0.8423	0.8269
78	0.9713	0.9680	0.9641	0.9598	0.9548	0.9494	0.9433	0.9364	0.9290	0.9206	0.9115	0.9016	0.8908	0.8790	0.8662	0.8523	0.8376
79	0.9738	0.9708	0.9672	0.9632	0.9586	0.9536	0.9479	0.9415	0.9345	0.9267	0.9182	0.9088	0.8986	0.8875	0.8753	0.8620	0.8480
80	0.9761	0.9733	0.9700	0.9664	0.9622	0.9575	0.9522	0.9463	0.9398	0.9325	0.9246	0.9158	0.9062	0.8956	0.8841	0.8715	0.8580
81	0.9783	0.9757	0.9728	0.9694	0.9655	0.9612	0.9563	0.9509	0.9448	0.9380	0.9306	0.9223	0.9133	0.9034	0.8925	0.8806	0.8678
82	0.9803	0.9779	0.9752	0.9722	0.9686	0.9646	0.9602	0.9551	0.9494	0.9432	0.9362	0.9286	0.9201	0.9108	0.9006	0.8893	0.8771
83	0.9821	0.9800	0.9775	0.9747	0.9715	0.9678	0.9637	0.9590	0.9538	0.9480	0.9416	0.9345	0.9266	0.9179	0.9083	0.8976	0.8863
84	0.9839	0.9819	0.9796	0.9770	0.9741	0.9708	0.9670	0.9627	0.9579	0.9526	0.9466	0.9401	0.9327	0.9246	0.9157	0.9056	0.8949
85	0.9854	0.9836	0.9815	0.9792	0.9766	0.9735	0.9701	0.9662	0.9618	0.9568	0.9514	0.9453	0.9385	0.9309	0.9226	0.9133	0.9032

47

APPENDICES

TABLE K

Conversion from Single Life to

100% Joint and Survivor With Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
25	0.9818	0.9803	0.9787	0.9768	0.9750	0.9728	0.9705	0.9681	0.9654	0.9626	0.9595	0.9562	0.9526	0.9488	0.9447	0.9403	0.9356
26	0.9823	0.9808	0.9792	0.9774	0.9756	0.9735	0.9711	0.9688	0.9661	0.9633	0.9603	0.9570	0.9535	0.9497	0.9456	0.9413	0.9366
27	0.9828	0.9813	0.9797	0.9780	0.9761	0.9741	0.9718	0.9695	0.9668	0.9641	0.9611	0.9578	0.9543	0.9506	0.9466	0.9423	0.9376
28	0.9832	0.9818	0.9802	0.9785	0.9767	0.9747	0.9725	0.9702	0.9676	0.9649	0.9619	0.9586	0.9552	0.9515	0.9475	0.9432	0.9386
29	0.9837	0.9823	0.9807	0.9790	0.9773	0.9753	0.9732	0.9709	0.9683	0.9657	0.9628	0.9596	0.9562	0.9525	0.9486	0.9443	0.9397
30	0.9841	0.9828	0.9812	0.9796	0.9779	0.9760	0.9738	0.9716	0.9691	0.9665	0.9636	0.9605	0.9571	0.9535	0.9496	0.9454	0.9408
31	0.9846	0.9832	0.9818	0.9802	0.9786	0.9766	0.9746	0.9723	0.9699	0.9673	0.9645	0.9613	0.9581	0.9545	0.9506	0.9464	0.9420
32	0.9851	0.9837	0.9823	0.9808	0.9791	0.9773	0.9752	0.9731	0.9707	0.9681	0.9653	0.9623	0.9591	0.9555	0.9517	0.9476	0.9431
33	0.9855	0.9842	0.9828	0.9813	0.9797	0.9779	0.9759	0.9738	0.9715	0.9690	0.9662	0.9633	0.9600	0.9565	0.9528	0.9488	0.9443
34	0.9859	0.9847	0.9833	0.9818	0.9804	0.9786	0.9766	0.9746	0.9722	0.9698	0.9671	0.9642	0.9610	0.9576	0.9539	0.9499	0.9456
35	0.9864	0.9852	0.9838	0.9824	0.9809	0.9792	0.9773	0.9753	0.9730	0.9706	0.9680	0.9651	0.9620	0.9587	0.9551	0.9511	0.9469
36	0.9868	0.9856	0.9843	0.9829	0.9815	0.9799	0.9779	0.9761	0.9738	0.9715	0.9689	0.9661	0.9630	0.9598	0.9562	0.9523	0.9481
37	0.9872	0.9861	0.9848	0.9835	0.9821	0.9805	0.9787	0.9768	0.9746	0.9724	0.9698	0.9670	0.9641	0.9609	0.9573	0.9536	0.9494
38	0.9876	0.9865	0.9854	0.9840	0.9827	0.9811	0.9793	0.9775	0.9753	0.9732	0.9707	0.9681	0.9651	0.9619	0.9585	0.9548	0.9507
39	0.9880	0.9870	0.9858	0.9845	0.9833	0.9817	0.9800	0.9782	0.9761	0.9740	0.9716	0.9690	0.9661	0.9631	0.9597	0.9560	0.9520
40	0.9884	0.9874	0.9863	0.9850	0.9838	0.9823	0.9806	0.9789	0.9769	0.9748	0.9725	0.9699	0.9672	0.9642	0.9608	0.9573	0.9533
41	0.9887	0.9879	0.9867	0.9855	0.9843	0.9829	0.9813	0.9796	0.9777	0.9757	0.9734	0.9709	0.9682	0.9653	0.9621	0.9585	0.9547
42	0.9892	0.9882	0.9872	0.9860	0.9849	0.9835	0.9819	0.9803	0.9785	0.9765	0.9743	0.9719	0.9692	0.9663	0.9632	0.9598	0.9560
43	0.9895	0.9887	0.9877	0.9866	0.9854	0.9841	0.9826	0.9810	0.9792	0.9773	0.9752	0.9728	0.9702	0.9674	0.9644	0.9610	0.9573
44	0.9899	0.9890	0.9881	0.9870	0.9859	0.9847	0.9832	0.9817	0.9799	0.9781	0.9760	0.9737	0.9713	0.9685	0.9655	0.9623	0.9587
45	0.9903	0.9895	0.9885	0.9875	0.9865	0.9852	0.9837	0.9823	0.9806	0.9789	0.9768	0.9746	0.9722	0.9696	0.9667	0.9635	0.9600
46	0.9906	0.9898	0.9889	0.9879	0.9869	0.9858	0.9844	0.9830	0.9813	0.9796	0.9777	0.9755	0.9732	0.9707	0.9679	0.9648	0.9614
47	0.9909	0.9902	0.9893	0.9884	0.9874	0.9863	0.9849	0.9836	0.9820	0.9804	0.9785	0.9764	0.9742	0.9717	0.9690	0.9659	0.9627
48	0.9912	0.9906	0.9897	0.9888	0.9878	0.9868	0.9855	0.9842	0.9827	0.9811	0.9793	0.9773	0.9751	0.9727	0.9701	0.9672	0.9640
49	0.9916	0.9908	0.9901	0.9892	0.9884	0.9873	0.9861	0.9848	0.9834	0.9818	0.9801	0.9782	0.9761	0.9738	0.9712	0.9684	0.9653
50	0.9919	0.9912	0.9905	0.9896	0.9888	0.9877	0.9866	0.9854	0.9840	0.9826	0.9809	0.9790	0.9770	0.9747	0.9722	0.9695	0.9665
51	0.9922	0.9916	0.9908	0.9900	0.9892	0.9883	0.9871	0.9860	0.9846	0.9832	0.9816	0.9798	0.9778	0.9758	0.9734	0.9707	0.9677
52	0.9925	0.9919	0.9912	0.9904	0.9896	0.9887	0.9876	0.9866	0.9852	0.9839	0.9824	0.9806	0.9787	0.9766	0.9744	0.9718	0.9690
53	0.9928	0.9922	0.9916	0.9908	0.9900	0.9891	0.9881	0.9871	0.9858	0.9846	0.9830	0.9814	0.9795	0.9776	0.9754	0.9729	0.9702
54	0.9931	0.9925	0.9919	0.9912	0.9904	0.9896	0.9886	0.9876	0.9864	0.9851	0.9838	0.9821	0.9804	0.9785	0.9764	0.9740	0.9714
55	0.9933	0.9927	0.9921	0.9915	0.9909	0.9900	0.9890	0.9881	0.9870	0.9858	0.9844	0.9829	0.9812	0.9794	0.9773	0.9751	0.9726

48

APPENDICES

TABLE K

Conversion from Single Life to

100% Joint and Survivor With Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
56	0.9936	0.9930	0.9925	0.9918	0.9912	0.9905	0.9895	0.9886	0.9875	0.9864	0.9851	0.9836	0.9820	0.9803	0.9783	0.9761	0.9737
57	0.9938	0.9933	0.9928	0.9922	0.9916	0.9908	0.9900	0.9891	0.9880	0.9870	0.9857	0.9843	0.9827	0.9811	0.9792	0.9771	0.9748
58	0.9941	0.9936	0.9931	0.9925	0.9920	0.9912	0.9904	0.9896	0.9885	0.9875	0.9864	0.9850	0.9835	0.9819	0.9801	0.9781	0.9758
59	0.9943	0.9939	0.9934	0.9928	0.9923	0.9916	0.9908	0.9900	0.9890	0.9881	0.9869	0.9856	0.9842	0.9827	0.9810	0.9790	0.9769
60	0.9945	0.9941	0.9937	0.9932	0.9926	0.9919	0.9912	0.9905	0.9895	0.9886	0.9875	0.9863	0.9850	0.9835	0.9818	0.9799	0.9779
61	0.9947	0.9944	0.9939	0.9935	0.9929	0.9923	0.9916	0.9909	0.9900	0.9892	0.9881	0.9869	0.9856	0.9842	0.9827	0.9808	0.9788
62	0.9950	0.9946	0.9942	0.9937	0.9932	0.9927	0.9920	0.9913	0.9905	0.9896	0.9886	0.9875	0.9862	0.9849	0.9834	0.9817	0.9798
63	0.9952	0.9948	0.9944	0.9940	0.9935	0.9930	0.9924	0.9917	0.9909	0.9901	0.9891	0.9881	0.9869	0.9857	0.9842	0.9826	0.9807
64	0.9954	0.9950	0.9947	0.9943	0.9938	0.9933	0.9927	0.9920	0.9913	0.9906	0.9896	0.9886	0.9875	0.9863	0.9849	0.9834	0.9816
65	0.9956	0.9953	0.9949	0.9945	0.9941	0.9936	0.9930	0.9924	0.9917	0.9910	0.9902	0.9891	0.9881	0.9869	0.9857	0.9842	0.9825
66	0.9958	0.9955	0.9952	0.9947	0.9944	0.9939	0.9933	0.9928	0.9921	0.9915	0.9906	0.9897	0.9886	0.9876	0.9863	0.9849	0.9833
67	0.9959	0.9957	0.9954	0.9950	0.9946	0.9942	0.9936	0.9932	0.9925	0.9918	0.9911	0.9902	0.9892	0.9882	0.9870	0.9857	0.9841
68	0.9961	0.9958	0.9955	0.9952	0.9949	0.9945	0.9939	0.9935	0.9928	0.9923	0.9915	0.9906	0.9898	0.9887	0.9876	0.9864	0.9849
69	0.9963	0.9961	0.9958	0.9955	0.9951	0.9948	0.9942	0.9938	0.9932	0.9927	0.9920	0.9912	0.9903	0.9894	0.9882	0.9870	0.9857
70	0.9964	0.9962	0.9960	0.9957	0.9954	0.9950	0.9945	0.9941	0.9935	0.9930	0.9923	0.9916	0.9908	0.9899	0.9888	0.9876	0.9864
71	0.9967	0.9964	0.9961	0.9958	0.9956	0.9952	0.9948	0.9944	0.9938	0.9933	0.9927	0.9920	0.9912	0.9904	0.9894	0.9883	0.9870
72	0.9968	0.9966	0.9964	0.9960	0.9958	0.9955	0.9950	0.9947	0.9942	0.9937	0.9931	0.9925	0.9917	0.9909	0.9900	0.9889	0.9877
73	0.9970	0.9967	0.9965	0.9962	0.9960	0.9957	0.9953	0.9950	0.9944	0.9940	0.9935	0.9928	0.9921	0.9914	0.9905	0.9895	0.9883
74	0.9970	0.9969	0.9967	0.9964	0.9962	0.9959	0.9955	0.9952	0.9947	0.9943	0.9938	0.9932	0.9925	0.9919	0.9910	0.9900	0.9890
75	0.9972	0.9970	0.9968	0.9966	0.9964	0.9961	0.9957	0.9955	0.9950	0.9946	0.9941	0.9936	0.9930	0.9922	0.9914	0.9906	0.9896
76	0.9973	0.9972	0.9969	0.9967	0.9966	0.9963	0.9959	0.9957	0.9952	0.9949	0.9944	0.9939	0.9933	0.9927	0.9920	0.9911	0.9901
77	0.9975	0.9973	0.9971	0.9969	0.9968	0.9965	0.9962	0.9959	0.9955	0.9952	0.9948	0.9942	0.9936	0.9931	0.9924	0.9916	0.9907
78	0.9976	0.9974	0.9972	0.9971	0.9969	0.9967	0.9964	0.9962	0.9958	0.9955	0.9951	0.9946	0.9940	0.9935	0.9928	0.9920	0.9911
79	0.9977	0.9975	0.9974	0.9972	0.9971	0.9969	0.9965	0.9963	0.9960	0.9957	0.9953	0.9948	0.9943	0.9938	0.9932	0.9925	0.9917
80	0.9978	0.9977	0.9975	0.9973	0.9972	0.9970	0.9968	0.9965	0.9962	0.9959	0.9956	0.9951	0.9946	0.9942	0.9936	0.9929	0.9921
81	0.9979	0.9978	0.9976	0.9975	0.9974	0.9971	0.9969	0.9967	0.9964	0.9961	0.9958	0.9954	0.9949	0.9945	0.9940	0.9933	0.9925
82	0.9980	0.9979	0.9978	0.9976	0.9975	0.9973	0.9971	0.9969	0.9966	0.9964	0.9960	0.9956	0.9952	0.9948	0.9943	0.9937	0.9930
83	0.9981	0.9980	0.9978	0.9978	0.9976	0.9974	0.9972	0.9971	0.9967	0.9966	0.9963	0.9959	0.9955	0.9951	0.9947	0.9940	0.9934
84	0.9982	0.9981	0.9980	0.9978	0.9978	0.9976	0.9974	0.9972	0.9970	0.9967	0.9965	0.9961	0.9958	0.9954	0.9950	0.9944	0.9938
85	0.9983	0.9982	0.9981	0.9980	0.9979	0.9977	0.9975	0.9974	0.9971	0.9970	0.9966	0.9963	0.9960	0.9957	0.9953	0.9947	0.9941

49

APPENDICES

TABLE K

Conversion from Single Life to

100% Joint and Survivor With Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
25	0.9307	0.9254	0.9198	0.9138	0.9075	0.9009	0.8938	0.8866	0.8789	0.8708	0.8623	0.8534	0.8440	0.8342	0.8238	0.8129	0.8014
26	0.9317	0.9264	0.9208	0.9148	0.9086	0.9020	0.8950	0.8877	0.8800	0.8720	0.8636	0.8546	0.8452	0.8354	0.8250	0.8141	0.8027
27	0.9327	0.9275	0.9219	0.9159	0.9097	0.9031	0.8962	0.8889	0.8813	0.8732	0.8648	0.8560	0.8465	0.8367	0.8263	0.8155	0.8040
28	0.9338	0.9286	0.9230	0.9171	0.9110	0.9044	0.8975	0.8902	0.8826	0.8745	0.8662	0.8573	0.8479	0.8381	0.8277	0.8168	0.8053
29	0.9349	0.9298	0.9242	0.9184	0.9122	0.9057	0.8987	0.8916	0.8840	0.8760	0.8675	0.8587	0.8493	0.8396	0.8292	0.8183	0.8068
30	0.9361	0.9309	0.9255	0.9196	0.9135	0.9070	0.9001	0.8930	0.8853	0.8774	0.8690	0.8602	0.8508	0.8411	0.8307	0.8198	0.8084
31	0.9372	0.9322	0.9267	0.9209	0.9149	0.9084	0.9016	0.8944	0.8869	0.8789	0.8706	0.8618	0.8524	0.8426	0.8323	0.8215	0.8100
32	0.9385	0.9334	0.9280	0.9222	0.9162	0.9099	0.9030	0.8959	0.8884	0.8805	0.8722	0.8634	0.8540	0.8443	0.8340	0.8231	0.8117
33	0.9398	0.9347	0.9294	0.9237	0.9177	0.9114	0.9046	0.8975	0.8900	0.8821	0.8738	0.8651	0.8558	0.8461	0.8357	0.8249	0.8135
34	0.9410	0.9361	0.9308	0.9251	0.9192	0.9129	0.9061	0.8991	0.8917	0.8838	0.8756	0.8669	0.8576	0.8479	0.8376	0.8269	0.8154
35	0.9423	0.9374	0.9322	0.9266	0.9207	0.9145	0.9078	0.9008	0.8934	0.8856	0.8774	0.8687	0.8595	0.8499	0.8396	0.8288	0.8174
36	0.9437	0.9388	0.9336	0.9281	0.9223	0.9161	0.9095	0.9026	0.8952	0.8874	0.8793	0.8707	0.8615	0.8518	0.8416	0.8309	0.8195
37	0.9450	0.9403	0.9352	0.9296	0.9239	0.9178	0.9112	0.9044	0.8971	0.8894	0.8813	0.8726	0.8635	0.8540	0.8437	0.8330	0.8216
38	0.9464	0.9417	0.9366	0.9312	0.9256	0.9195	0.9130	0.9062	0.8990	0.8914	0.8833	0.8748	0.8656	0.8561	0.8460	0.8353	0.8240
39	0.9478	0.9431	0.9382	0.9329	0.9273	0.9212	0.9149	0.9081	0.9009	0.8934	0.8854	0.8769	0.8679	0.8584	0.8483	0.8376	0.8263
40	0.9492	0.9446	0.9398	0.9345	0.9290	0.9231	0.9168	0.9101	0.9030	0.8955	0.8876	0.8791	0.8702	0.8607	0.8507	0.8401	0.8288
41	0.9506	0.9461	0.9414	0.9362	0.9308	0.9249	0.9187	0.9121	0.9050	0.8976	0.8898	0.8814	0.8725	0.8632	0.8531	0.8426	0.8314
42	0.9521	0.9477	0.9430	0.9379	0.9325	0.9268	0.9207	0.9142	0.9072	0.8999	0.8921	0.8839	0.8750	0.8657	0.8557	0.8452	0.8341
43	0.9535	0.9492	0.9446	0.9396	0.9343	0.9287	0.9226	0.9162	0.9094	0.9021	0.8944	0.8863	0.8775	0.8683	0.8584	0.8480	0.8369
44	0.9549	0.9507	0.9462	0.9413	0.9362	0.9306	0.9247	0.9183	0.9116	0.9044	0.8968	0.8887	0.8801	0.8710	0.8611	0.8508	0.8398
45	0.9563	0.9522	0.9478	0.9431	0.9380	0.9326	0.9267	0.9205	0.9139	0.9068	0.8993	0.8913	0.8827	0.8737	0.8640	0.8537	0.8428
46	0.9578	0.9537	0.9495	0.9448	0.9399	0.9345	0.9288	0.9226	0.9162	0.9092	0.9018	0.8940	0.8855	0.8765	0.8669	0.8567	0.8459
47	0.9591	0.9553	0.9511	0.9465	0.9417	0.9365	0.9308	0.9248	0.9184	0.9116	0.9044	0.8966	0.8882	0.8794	0.8699	0.8598	0.8491
48	0.9606	0.9568	0.9527	0.9483	0.9435	0.9384	0.9329	0.9271	0.9208	0.9141	0.9070	0.8993	0.8911	0.8823	0.8729	0.8630	0.8523
49	0.9620	0.9583	0.9543	0.9499	0.9454	0.9404	0.9350	0.9293	0.9231	0.9166	0.9096	0.9021	0.8939	0.8854	0.8761	0.8663	0.8557
50	0.9633	0.9598	0.9559	0.9517	0.9472	0.9423	0.9371	0.9315	0.9255	0.9191	0.9122	0.9049	0.8969	0.8884	0.8792	0.8695	0.8591
51	0.9647	0.9612	0.9575	0.9534	0.9491	0.9443	0.9392	0.9337	0.9279	0.9216	0.9149	0.9077	0.8998	0.8915	0.8825	0.8729	0.8626
52	0.9660	0.9626	0.9590	0.9550	0.9508	0.9463	0.9413	0.9360	0.9303	0.9241	0.9176	0.9105	0.9028	0.8946	0.8858	0.8764	0.8662
53	0.9673	0.9641	0.9606	0.9567	0.9527	0.9482	0.9434	0.9382	0.9327	0.9267	0.9203	0.9133	0.9058	0.8978	0.8891	0.8798	0.8698
54	0.9686	0.9654	0.9621	0.9584	0.9544	0.9501	0.9454	0.9404	0.9350	0.9292	0.9230	0.9162	0.9089	0.9011	0.8925	0.8834	0.8736
55	0.9699	0.9669	0.9636	0.9600	0.9561	0.9520	0.9474	0.9426	0.9374	0.9317	0.9256	0.9191	0.9119	0.9042	0.8959	0.8870	0.8773

50

APPENDICES

TABLE K

CECONY Weekly Participants –1

Conversion from Single Life to

100% Joint and Survivor With Pop-Up

	Age of Pensioner
	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
56	0.9711	0.9682	0.9650	0.9616	0.9579	0.9538	0.9494	0.9448	0.9397	0.9342	0.9283	0.9219	0.9149	0.9075	0.8993	0.8906	0.8812
57	0.9723	0.9695	0.9664	0.9631	0.9596	0.9557	0.9514	0.9469	0.9420	0.9367	0.9310	0.9247	0.9180	0.9107	0.9027	0.8942	0.8850
58	0.9735	0.9707	0.9678	0.9646	0.9612	0.9575	0.9534	0.9490	0.9442	0.9391	0.9336	0.9275	0.9209	0.9139	0.9062	0.8979	0.8888
59	0.9746	0.9720	0.9692	0.9661	0.9628	0.9592	0.9553	0.9510	0.9465	0.9415	0.9362	0.9304	0.9240	0.9172	0.9096	0.9015	0.8926
60	0.9757	0.9732	0.9706	0.9676	0.9644	0.9609	0.9571	0.9531	0.9486	0.9439	0.9388	0.9332	0.9269	0.9203	0.9130	0.9051	0.8965
61	0.9768	0.9744	0.9718	0.9689	0.9659	0.9626	0.9590	0.9550	0.9508	0.9462	0.9413	0.9359	0.9299	0.9235	0.9163	0.9087	0.9003
62	0.9778	0.9756	0.9731	0.9703	0.9674	0.9642	0.9607	0.9570	0.9529	0.9485	0.9437	0.9385	0.9327	0.9266	0.9197	0.9123	0.9042
63	0.9788	0.9766	0.9743	0.9717	0.9689	0.9658	0.9625	0.9588	0.9550	0.9507	0.9461	0.9411	0.9356	0.9296	0.9230	0.9158	0.9079
64	0.9798	0.9777	0.9755	0.9729	0.9702	0.9673	0.9641	0.9607	0.9569	0.9529	0.9485	0.9437	0.9383	0.9326	0.9262	0.9193	0.9117
65	0.9808	0.9787	0.9765	0.9742	0.9716	0.9689	0.9658	0.9625	0.9589	0.9550	0.9508	0.9462	0.9410	0.9355	0.9294	0.9227	0.9154
66	0.9817	0.9797	0.9777	0.9753	0.9729	0.9702	0.9673	0.9642	0.9607	0.9571	0.9530	0.9486	0.9437	0.9384	0.9325	0.9261	0.9190
67	0.9825	0.9807	0.9788	0.9765	0.9742	0.9716	0.9688	0.9659	0.9626	0.9590	0.9552	0.9510	0.9463	0.9412	0.9355	0.9294	0.9226
68	0.9834	0.9817	0.9798	0.9776	0.9755	0.9730	0.9703	0.9675	0.9644	0.9610	0.9573	0.9533	0.9488	0.9440	0.9385	0.9326	0.9260
69	0.9842	0.9826	0.9808	0.9787	0.9766	0.9743	0.9717	0.9690	0.9660	0.9628	0.9594	0.9555	0.9512	0.9466	0.9414	0.9358	0.9294
70	0.9850	0.9834	0.9817	0.9797	0.9778	0.9755	0.9731	0.9705	0.9677	0.9646	0.9613	0.9577	0.9536	0.9491	0.9442	0.9388	0.9327
71	0.9857	0.9843	0.9826	0.9807	0.9789	0.9767	0.9744	0.9719	0.9692	0.9663	0.9632	0.9597	0.9558	0.9516	0.9469	0.9418	0.9359
72	0.9865	0.9850	0.9835	0.9817	0.9799	0.9778	0.9757	0.9734	0.9707	0.9680	0.9651	0.9617	0.9580	0.9540	0.9495	0.9446	0.9391
73	0.9872	0.9858	0.9843	0.9827	0.9809	0.9790	0.9769	0.9746	0.9723	0.9696	0.9668	0.9637	0.9602	0.9564	0.9521	0.9474	0.9421
74	0.9878	0.9865	0.9851	0.9835	0.9819	0.9800	0.9781	0.9760	0.9736	0.9712	0.9685	0.9655	0.9622	0.9586	0.9545	0.9501	0.9450
75	0.9885	0.9872	0.9859	0.9844	0.9828	0.9811	0.9792	0.9772	0.9750	0.9726	0.9701	0.9673	0.9641	0.9607	0.9568	0.9526	0.9478
76	0.9891	0.9879	0.9867	0.9852	0.9837	0.9820	0.9802	0.9784	0.9762	0.9740	0.9716	0.9690	0.9659	0.9627	0.9591	0.9551	0.9505
77	0.9897	0.9885	0.9874	0.9859	0.9846	0.9830	0.9812	0.9795	0.9775	0.9754	0.9731	0.9706	0.9677	0.9647	0.9612	0.9574	0.9531
78	0.9902	0.9891	0.9880	0.9867	0.9854	0.9838	0.9823	0.9805	0.9786	0.9767	0.9746	0.9722	0.9695	0.9666	0.9633	0.9597	0.9557
79	0.9908	0.9898	0.9887	0.9874	0.9862	0.9847	0.9831	0.9815	0.9798	0.9779	0.9759	0.9736	0.9711	0.9684	0.9653	0.9619	0.9580
80	0.9913	0.9903	0.9893	0.9881	0.9869	0.9855	0.9840	0.9825	0.9808	0.9791	0.9772	0.9750	0.9727	0.9701	0.9671	0.9640	0.9603
81	0.9918	0.9909	0.9899	0.9887	0.9876	0.9863	0.9849	0.9835	0.9819	0.9801	0.9784	0.9764	0.9741	0.9717	0.9690	0.9659	0.9624
82	0.9922	0.9914	0.9904	0.9893	0.9883	0.9871	0.9857	0.9844	0.9828	0.9812	0.9795	0.9777	0.9755	0.9733	0.9707	0.9678	0.9646
83	0.9927	0.9919	0.9910	0.9899	0.9889	0.9878	0.9865	0.9852	0.9838	0.9823	0.9807	0.9789	0.9769	0.9748	0.9723	0.9697	0.9666
84	0.9931	0.9923	0.9915	0.9905	0.9896	0.9884	0.9872	0.9860	0.9847	0.9833	0.9818	0.9801	0.9782	0.9762	0.9739	0.9714	0.9685
85	0.9936	0.9928	0.9920	0.9911	0.9901	0.9891	0.9879	0.9868	0.9855	0.9842	0.9828	0.9812	0.9794	0.9776	0.9754	0.9730	0.9703

51

APPENDICES

TABLE K

Conversion from Single Life to

100% Joint and Survivor With Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
25	0.7893	0.7767	0.7635	0.7497	0.7354	0.7205	0.7052	0.6893	0.6731	0.6564	0.6394	0.6221	0.6045	0.5866	0.5684	0.5500	0.5316
26	0.7905	0.7780	0.7647	0.7510	0.7366	0.7217	0.7064	0.6905	0.6743	0.6575	0.6405	0.6232	0.6056	0.5876	0.5694	0.5510	0.5326
27	0.7919	0.7793	0.7660	0.7523	0.7379	0.7230	0.7077	0.6918	0.6755	0.6587	0.6417	0.6244	0.6067	0.5887	0.5705	0.5521	0.5336
28	0.7933	0.7807	0.7675	0.7536	0.7393	0.7244	0.7090	0.6931	0.6768	0.6601	0.6430	0.6256	0.6079	0.5899	0.5717	0.5532	0.5347
29	0.7947	0.7821	0.7689	0.7551	0.7407	0.7258	0.7104	0.6945	0.6782	0.6614	0.6443	0.6269	0.6092	0.5912	0.5729	0.5544	0.5359
30	0.7963	0.7837	0.7704	0.7567	0.7423	0.7274	0.7120	0.6960	0.6797	0.6629	0.6458	0.6283	0.6106	0.5926	0.5743	0.5557	0.5372
31	0.7979	0.7853	0.7721	0.7583	0.7439	0.7290	0.7136	0.6976	0.6812	0.6644	0.6473	0.6298	0.6121	0.5940	0.5757	0.5571	0.5385
32	0.7997	0.7871	0.7738	0.7600	0.7456	0.7307	0.7152	0.6993	0.6829	0.6661	0.6489	0.6315	0.6137	0.5955	0.5772	0.5586	0.5400
33	0.8015	0.7888	0.7756	0.7619	0.7475	0.7325	0.7171	0.7011	0.6847	0.6678	0.6507	0.6331	0.6153	0.5972	0.5787	0.5601	0.5415
34	0.8034	0.7908	0.7776	0.7638	0.7494	0.7344	0.7190	0.7030	0.6865	0.6697	0.6525	0.6349	0.6171	0.5989	0.5804	0.5618	0.5431
35	0.8054	0.7928	0.7796	0.7658	0.7514	0.7364	0.7210	0.7049	0.6885	0.6716	0.6544	0.6368	0.6189	0.6007	0.5823	0.5635	0.5448
36	0.8075	0.7949	0.7817	0.7679	0.7535	0.7385	0.7230	0.7070	0.6906	0.6737	0.6564	0.6388	0.6209	0.6027	0.5842	0.5654	0.5466
37	0.8097	0.7972	0.7840	0.7701	0.7558	0.7408	0.7253	0.7092	0.6928	0.6759	0.6586	0.6410	0.6230	0.6047	0.5862	0.5674	0.5486
38	0.8120	0.7995	0.7863	0.7725	0.7581	0.7431	0.7276	0.7116	0.6951	0.6781	0.6609	0.6432	0.6252	0.6069	0.5883	0.5695	0.5506
39	0.8144	0.8019	0.7887	0.7750	0.7606	0.7456	0.7301	0.7141	0.6976	0.6806	0.6633	0.6456	0.6275	0.6092	0.5906	0.5717	0.5527
40	0.8169	0.8044	0.7913	0.7776	0.7632	0.7482	0.7327	0.7167	0.7002	0.6832	0.6658	0.6481	0.6301	0.6116	0.5930	0.5740	0.5551
41	0.8196	0.8071	0.7940	0.7803	0.7659	0.7509	0.7354	0.7194	0.7029	0.6859	0.6685	0.6507	0.6327	0.6142	0.5955	0.5765	0.5575
42	0.8223	0.8099	0.7968	0.7831	0.7687	0.7538	0.7384	0.7223	0.7057	0.6887	0.6713	0.6535	0.6354	0.6170	0.5982	0.5791	0.5601
43	0.8251	0.8128	0.7998	0.7861	0.7717	0.7568	0.7413	0.7253	0.7088	0.6917	0.6743	0.6565	0.6384	0.6198	0.6010	0.5819	0.5628
44	0.8281	0.8158	0.8028	0.7892	0.7749	0.7600	0.7445	0.7284	0.7119	0.6948	0.6774	0.6596	0.6414	0.6228	0.6040	0.5848	0.5657
45	0.8312	0.8189	0.8059	0.7924	0.7781	0.7633	0.7478	0.7317	0.7152	0.6981	0.6807	0.6628	0.6446	0.6260	0.6072	0.5880	0.5687
46	0.8343	0.8221	0.8092	0.7957	0.7815	0.7666	0.7512	0.7352	0.7187	0.7016	0.6841	0.6663	0.6480	0.6294	0.6104	0.5912	0.5719
47	0.8376	0.8255	0.8127	0.7992	0.7850	0.7702	0.7549	0.7388	0.7223	0.7052	0.6877	0.6699	0.6516	0.6329	0.6140	0.5946	0.5753
48	0.8409	0.8289	0.8162	0.8028	0.7887	0.7739	0.7586	0.7426	0.7261	0.7090	0.6915	0.6737	0.6553	0.6367	0.6176	0.5983	0.5789
49	0.8444	0.8325	0.8198	0.8066	0.7925	0.7778	0.7625	0.7465	0.7301	0.7130	0.6955	0.6776	0.6593	0.6406	0.6215	0.6021	0.5826
50	0.8480	0.8361	0.8236	0.8104	0.7964	0.7818	0.7665	0.7506	0.7342	0.7172	0.6997	0.6818	0.6634	0.6447	0.6256	0.6061	0.5866
51	0.8516	0.8399	0.8275	0.8143	0.8005	0.7859	0.7707	0.7549	0.7385	0.7215	0.7040	0.6861	0.6678	0.6490	0.6299	0.6104	0.5908
52	0.8554	0.8438	0.8315	0.8184	0.8047	0.7902	0.7751	0.7593	0.7429	0.7260	0.7086	0.6907	0.6724	0.6536	0.6344	0.6149	0.5952
53	0.8591	0.8477	0.8356	0.8227	0.8090	0.7946	0.7796	0.7639	0.7476	0.7307	0.7133	0.6954	0.6771	0.6583	0.6391	0.6195	0.5998
54	0.8630	0.8517	0.8397	0.8270	0.8134	0.7992	0.7843	0.7686	0.7524	0.7356	0.7182	0.7004	0.6821	0.6633	0.6441	0.6245	0.6047
55	0.8670	0.8558	0.8440	0.8314	0.8180	0.8038	0.7891	0.7735	0.7574	0.7407	0.7234	0.7056	0.6873	0.6685	0.6493	0.6296	0.6098

52

APPENDICES

TABLE K

Conversion from Single Life to

100% Joint and Survivor With Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
56	0.8709	0.8600	0.8483	0.8358	0.8227	0.8087	0.7940	0.7786	0.7626	0.7459	0.7287	0.7109	0.6927	0.6739	0.6547	0.6351	0.6152
57	0.8749	0.8642	0.8527	0.8405	0.8274	0.8136	0.7991	0.7838	0.7679	0.7513	0.7342	0.7165	0.6983	0.6795	0.6603	0.6407	0.6209
58	0.8790	0.8685	0.8571	0.8451	0.8322	0.8186	0.8043	0.7891	0.7734	0.7569	0.7399	0.7223	0.7041	0.6854	0.6663	0.6466	0.6267
59	0.8830	0.8728	0.8617	0.8498	0.8371	0.8236	0.8095	0.7945	0.7789	0.7626	0.7457	0.7282	0.7101	0.6915	0.6724	0.6527	0.6329
60	0.8871	0.8771	0.8662	0.8546	0.8421	0.8288	0.8149	0.8001	0.7846	0.7685	0.7517	0.7343	0.7164	0.6978	0.6787	0.6591	0.6393
61	0.8912	0.8814	0.8707	0.8594	0.8471	0.8341	0.8203	0.8057	0.7905	0.7745	0.7579	0.7406	0.7228	0.7043	0.6853	0.6657	0.6459
62	0.8952	0.8857	0.8753	0.8641	0.8521	0.8393	0.8258	0.8114	0.7964	0.7806	0.7642	0.7471	0.7294	0.7110	0.6921	0.6726	0.6528
63	0.8993	0.8900	0.8799	0.8690	0.8572	0.8447	0.8314	0.8173	0.8025	0.7868	0.7706	0.7536	0.7361	0.7178	0.6990	0.6796	0.6599
64	0.9033	0.8942	0.8844	0.8737	0.8623	0.8500	0.8370	0.8231	0.8085	0.7931	0.7770	0.7603	0.7429	0.7249	0.7062	0.6869	0.6672
65	0.9073	0.8984	0.8889	0.8785	0.8674	0.8553	0.8426	0.8290	0.8147	0.7995	0.7837	0.7671	0.7500	0.7321	0.7135	0.6943	0.6748
66	0.9111	0.9026	0.8934	0.8833	0.8724	0.8607	0.8482	0.8349	0.8208	0.8059	0.7903	0.7741	0.7571	0.7394	0.7210	0.7019	0.6825
67	0.9150	0.9067	0.8978	0.8880	0.8774	0.8660	0.8539	0.8408	0.8270	0.8124	0.7971	0.7811	0.7643	0.7468	0.7286	0.7097	0.6904
68	0.9187	0.9108	0.9021	0.8927	0.8823	0.8713	0.8594	0.8466	0.8332	0.8189	0.8038	0.7881	0.7716	0.7543	0.7363	0.7176	0.6985
69	0.9224	0.9148	0.9064	0.8973	0.8873	0.8765	0.8650	0.8525	0.8394	0.8253	0.8106	0.7952	0.7789	0.7619	0.7441	0.7257	0.7067
70	0.9260	0.9186	0.9105	0.9017	0.8921	0.8816	0.8704	0.8584	0.8455	0.8318	0.8174	0.8023	0.7863	0.7695	0.7520	0.7338	0.7150
71	0.9295	0.9224	0.9147	0.9062	0.8968	0.8867	0.8759	0.8641	0.8516	0.8383	0.8242	0.8094	0.7937	0.7772	0.7600	0.7420	0.7235
72	0.9329	0.9262	0.9186	0.9105	0.9015	0.8917	0.8812	0.8698	0.8577	0.8447	0.8309	0.8164	0.8011	0.7849	0.7680	0.7503	0.7320
73	0.9362	0.9297	0.9225	0.9147	0.9060	0.8966	0.8864	0.8754	0.8636	0.8509	0.8376	0.8234	0.8085	0.7926	0.7761	0.7586	0.7406
74	0.9394	0.9332	0.9263	0.9188	0.9105	0.9014	0.8915	0.8809	0.8695	0.8572	0.8442	0.8304	0.8158	0.8003	0.7841	0.7669	0.7492
75	0.9424	0.9366	0.9300	0.9228	0.9147	0.9060	0.8965	0.8862	0.8753	0.8634	0.8507	0.8373	0.8231	0.8080	0.7920	0.7753	0.7579
76	0.9454	0.9398	0.9335	0.9266	0.9189	0.9106	0.9015	0.8915	0.8809	0.8694	0.8572	0.8441	0.8303	0.8155	0.8000	0.7835	0.7665
77	0.9483	0.9429	0.9369	0.9303	0.9230	0.9149	0.9062	0.8966	0.8864	0.8752	0.8634	0.8508	0.8374	0.8230	0.8078	0.7917	0.7750
78	0.9510	0.9460	0.9402	0.9339	0.9269	0.9192	0.9108	0.9016	0.8918	0.8810	0.8695	0.8573	0.8443	0.8304	0.8156	0.7998	0.7836
79	0.9536	0.9488	0.9433	0.9374	0.9307	0.9233	0.9152	0.9064	0.8969	0.8866	0.8755	0.8638	0.8512	0.8376	0.8232	0.8080	0.7920
80	0.9561	0.9515	0.9464	0.9407	0.9343	0.9272	0.9196	0.9111	0.9019	0.8921	0.8814	0.8700	0.8578	0.8447	0.8307	0.8159	0.8003
81	0.9585	0.9542	0.9493	0.9438	0.9378	0.9310	0.9237	0.9156	0.9069	0.8973	0.8871	0.8761	0.8643	0.8517	0.8382	0.8237	0.8085
82	0.9608	0.9567	0.9521	0.9469	0.9412	0.9347	0.9277	0.9200	0.9116	0.9025	0.8926	0.8821	0.8708	0.8585	0.8454	0.8314	0.8167
83	0.9631	0.9592	0.9548	0.9498	0.9444	0.9383	0.9316	0.9242	0.9162	0.9075	0.8980	0.8880	0.8770	0.8652	0.8525	0.8389	0.8247
84	0.9652	0.9615	0.9573	0.9527	0.9475	0.9417	0.9354	0.9283	0.9207	0.9123	0.9033	0.8936	0.8831	0.8717	0.8595	0.8464	0.8326
85	0.9672	0.9637	0.9598	0.9554	0.9504	0.9450	0.9390	0.9323	0.9250	0.9170	0.9084	0.8991	0.8891	0.8781	0.8664	0.8537	0.8403

53

APPENDICES

TABLE L

Conversion from Single Life to

50% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
25	0.9910	0.9903	0.9894	0.9885	0.9876	0.9865	0.9853	0.9841	0.9826	0.9812	0.9796	0.9779	0.9760	0.9741	0.9719	0.9696	0.9671
26	0.9912	0.9905	0.9897	0.9887	0.9878	0.9868	0.9856	0.9844	0.9830	0.9816	0.9801	0.9783	0.9765	0.9746	0.9724	0.9701	0.9676
27	0.9914	0.9908	0.9899	0.9890	0.9881	0.9872	0.9859	0.9848	0.9834	0.9820	0.9804	0.9787	0.9770	0.9750	0.9729	0.9706	0.9682
28	0.9917	0.9910	0.9902	0.9893	0.9885	0.9874	0.9863	0.9852	0.9838	0.9825	0.9810	0.9793	0.9775	0.9755	0.9735	0.9712	0.9688
29	0.9920	0.9913	0.9905	0.9896	0.9888	0.9878	0.9867	0.9855	0.9842	0.9829	0.9814	0.9797	0.9780	0.9761	0.9740	0.9718	0.9694
30	0.9922	0.9915	0.9908	0.9899	0.9892	0.9882	0.9870	0.9860	0.9846	0.9834	0.9818	0.9802	0.9785	0.9766	0.9746	0.9724	0.9700
31	0.9925	0.9918	0.9910	0.9903	0.9895	0.9885	0.9874	0.9863	0.9850	0.9838	0.9824	0.9807	0.9790	0.9772	0.9752	0.9730	0.9706
32	0.9927	0.9920	0.9913	0.9906	0.9898	0.9888	0.9878	0.9867	0.9855	0.9843	0.9828	0.9812	0.9795	0.9777	0.9758	0.9737	0.9713
33	0.9929	0.9923	0.9916	0.9909	0.9901	0.9892	0.9881	0.9872	0.9859	0.9847	0.9833	0.9818	0.9801	0.9783	0.9764	0.9743	0.9720
34	0.9931	0.9925	0.9919	0.9912	0.9904	0.9896	0.9885	0.9875	0.9863	0.9851	0.9838	0.9823	0.9807	0.9789	0.9770	0.9749	0.9727
35	0.9934	0.9928	0.9921	0.9915	0.9907	0.9899	0.9889	0.9880	0.9867	0.9856	0.9843	0.9828	0.9812	0.9795	0.9776	0.9756	0.9734
36	0.9936	0.9930	0.9924	0.9918	0.9911	0.9902	0.9893	0.9883	0.9872	0.9861	0.9848	0.9833	0.9818	0.9801	0.9783	0.9763	0.9741
37	0.9939	0.9933	0.9927	0.9921	0.9914	0.9906	0.9896	0.9887	0.9876	0.9865	0.9852	0.9838	0.9824	0.9807	0.9789	0.9770	0.9749
38	0.9941	0.9936	0.9930	0.9923	0.9917	0.9909	0.9900	0.9891	0.9881	0.9870	0.9858	0.9844	0.9830	0.9813	0.9796	0.9777	0.9755
39	0.9943	0.9938	0.9932	0.9926	0.9920	0.9913	0.9904	0.9895	0.9884	0.9874	0.9863	0.9850	0.9835	0.9820	0.9803	0.9784	0.9763
40	0.9945	0.9940	0.9935	0.9929	0.9923	0.9916	0.9907	0.9899	0.9889	0.9879	0.9867	0.9855	0.9841	0.9826	0.9809	0.9791	0.9770
41	0.9947	0.9942	0.9938	0.9932	0.9926	0.9919	0.9911	0.9903	0.9893	0.9884	0.9872	0.9860	0.9847	0.9832	0.9816	0.9798	0.9779
42	0.9949	0.9944	0.9940	0.9935	0.9929	0.9922	0.9915	0.9907	0.9897	0.9889	0.9877	0.9865	0.9852	0.9838	0.9822	0.9805	0.9786
43	0.9951	0.9947	0.9942	0.9937	0.9931	0.9925	0.9918	0.9911	0.9902	0.9892	0.9882	0.9870	0.9858	0.9845	0.9829	0.9812	0.9794
44	0.9953	0.9949	0.9944	0.9940	0.9934	0.9928	0.9921	0.9914	0.9905	0.9897	0.9887	0.9876	0.9863	0.9851	0.9836	0.9819	0.9801
45	0.9955	0.9951	0.9947	0.9942	0.9937	0.9931	0.9924	0.9918	0.9909	0.9901	0.9891	0.9881	0.9869	0.9857	0.9842	0.9826	0.9809
46	0.9957	0.9953	0.9949	0.9944	0.9940	0.9934	0.9928	0.9921	0.9913	0.9906	0.9896	0.9885	0.9874	0.9862	0.9848	0.9833	0.9816
47	0.9959	0.9955	0.9952	0.9947	0.9943	0.9937	0.9931	0.9925	0.9917	0.9909	0.9901	0.9891	0.9880	0.9868	0.9855	0.9840	0.9824
48	0.9961	0.9957	0.9953	0.9949	0.9946	0.9940	0.9934	0.9928	0.9921	0.9914	0.9905	0.9895	0.9885	0.9874	0.9861	0.9847	0.9831
49	0.9962	0.9959	0.9955	0.9952	0.9948	0.9943	0.9937	0.9932	0.9925	0.9918	0.9909	0.9900	0.9890	0.9879	0.9867	0.9854	0.9838
50	0.9964	0.9961	0.9958	0.9954	0.9950	0.9945	0.9940	0.9935	0.9928	0.9921	0.9914	0.9905	0.9896	0.9885	0.9873	0.9860	0.9845
51	0.9966	0.9963	0.9960	0.9956	0.9953	0.9948	0.9943	0.9938	0.9931	0.9925	0.9917	0.9909	0.9900	0.9891	0.9879	0.9867	0.9853
52	0.9967	0.9964	0.9961	0.9958	0.9955	0.9951	0.9946	0.9941	0.9934	0.9929	0.9922	0.9914	0.9905	0.9896	0.9885	0.9873	0.9860
53	0.9969	0.9967	0.9964	0.9960	0.9957	0.9954	0.9948	0.9944	0.9938	0.9933	0.9926	0.9918	0.9910	0.9901	0.9891	0.9880	0.9867
54	0.9970	0.9968	0.9965	0.9962	0.9960	0.9956	0.9951	0.9947	0.9941	0.9936	0.9929	0.9922	0.9914	0.9906	0.9896	0.9885	0.9873
55	0.9972	0.9970	0.9967	0.9964	0.9962	0.9958	0.9953	0.9950	0.9944	0.9939	0.9933	0.9926	0.9919	0.9911	0.9901	0.9891	0.9880

54

APPENDICES

TABLE L

Conversion from Single Life to

50% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
56	0.9973	0.9971	0.9969	0.9966	0.9963	0.9960	0.9956	0.9953	0.9947	0.9942	0.9937	0.9930	0.9924	0.9916	0.9907	0.9897	0.9886
57	0.9975	0.9973	0.9970	0.9968	0.9966	0.9963	0.9959	0.9955	0.9950	0.9946	0.9940	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892
58	0.9976	0.9974	0.9972	0.9969	0.9968	0.9965	0.9961	0.9958	0.9953	0.9949	0.9944	0.9937	0.9931	0.9925	0.9917	0.9908	0.9898
59	0.9977	0.9975	0.9974	0.9971	0.9969	0.9966	0.9963	0.9960	0.9955	0.9952	0.9947	0.9941	0.9936	0.9929	0.9922	0.9913	0.9903
60	0.9978	0.9977	0.9975	0.9973	0.9971	0.9969	0.9965	0.9962	0.9958	0.9955	0.9950	0.9945	0.9939	0.9933	0.9927	0.9919	0.9910
61	0.9980	0.9978	0.9976	0.9975	0.9973	0.9971	0.9967	0.9965	0.9961	0.9958	0.9954	0.9948	0.9943	0.9938	0.9931	0.9923	0.9915
62	0.9981	0.9980	0.9978	0.9976	0.9975	0.9972	0.9969	0.9967	0.9963	0.9961	0.9956	0.9952	0.9946	0.9942	0.9935	0.9928	0.9920
63	0.9982	0.9981	0.9979	0.9978	0.9976	0.9974	0.9971	0.9969	0.9965	0.9963	0.9959	0.9955	0.9950	0.9945	0.9940	0.9932	0.9925
64	0.9983	0.9982	0.9981	0.9979	0.9978	0.9976	0.9973	0.9971	0.9967	0.9965	0.9962	0.9958	0.9953	0.9948	0.9944	0.9937	0.9930
65	0.9984	0.9983	0.9982	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9960	0.9956	0.9952	0.9947	0.9942	0.9934
66	0.9985	0.9984	0.9983	0.9981	0.9981	0.9979	0.9977	0.9975	0.9972	0.9970	0.9966	0.9963	0.9959	0.9955	0.9951	0.9946	0.9939
67	0.9986	0.9985	0.9984	0.9983	0.9982	0.9980	0.9978	0.9977	0.9973	0.9972	0.9970	0.9966	0.9962	0.9958	0.9954	0.9949	0.9944
68	0.9987	0.9987	0.9985	0.9984	0.9984	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9965	0.9961	0.9957	0.9953	0.9948
69	0.9988	0.9987	0.9987	0.9985	0.9984	0.9983	0.9981	0.9980	0.9977	0.9976	0.9973	0.9971	0.9968	0.9965	0.9960	0.9956	0.9952
70	0.9989	0.9988	0.9987	0.9986	0.9986	0.9984	0.9983	0.9981	0.9979	0.9978	0.9976	0.9973	0.9970	0.9968	0.9964	0.9960	0.9955
71	0.9990	0.9989	0.9988	0.9987	0.9987	0.9986	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9970	0.9967	0.9963	0.9959
72	0.9990	0.9990	0.9989	0.9988	0.9988	0.9986	0.9985	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9969	0.9966	0.9962
73	0.9991	0.9990	0.9990	0.9989	0.9989	0.9988	0.9986	0.9986	0.9983	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9969	0.9965
74	0.9992	0.9991	0.9990	0.9990	0.9990	0.9989	0.9987	0.9986	0.9985	0.9984	0.9982	0.9981	0.9978	0.9977	0.9974	0.9971	0.9968
75	0.9993	0.9992	0.9991	0.9990	0.9990	0.9989	0.9989	0.9988	0.9986	0.9986	0.9984	0.9982	0.9981	0.9978	0.9977	0.9973	0.9970
76	0.9993	0.9993	0.9992	0.9991	0.9991	0.9991	0.9989	0.9989	0.9987	0.9987	0.9985	0.9984	0.9982	0.9981	0.9978	0.9976	0.9973
77	0.9993	0.9993	0.9993	0.9992	0.9992	0.9992	0.9990	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9982	0.9981	0.9978	0.9976
78	0.9994	0.9994	0.9993	0.9993	0.9993	0.9992	0.9991	0.9991	0.9989	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980	0.9977
79	0.9995	0.9994	0.9994	0.9993	0.9993	0.9993	0.9992	0.9992	0.9990	0.9990	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980
80	0.9995	0.9995	0.9994	0.9994	0.9994	0.9993	0.9992	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9981
81	0.9996	0.9996	0.9995	0.9994	0.9995	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9988	0.9988	0.9987	0.9985	0.9983
82	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9994	0.9992	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985
83	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9994	0.9995	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9986
84	0.9996	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9994	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9987
85	0.9997	0.9996	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9995	0.9994	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989

55

APPENDICES

TABLE L

Conversion from Single Life to

50% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
25	0.9645	0.9616	0.9586	0.9553	0.9519	0.9483	0.9444	0.9403	0.9360	0.9314	0.9266	0.9215	0.9159	0.9101	0.9039	0.8974	0.8903
26	0.9651	0.9622	0.9592	0.9559	0.9526	0.9490	0.9451	0.9411	0.9367	0.9321	0.9274	0.9222	0.9167	0.9109	0.9047	0.8982	0.8912
27	0.9657	0.9628	0.9598	0.9566	0.9533	0.9497	0.9458	0.9417	0.9374	0.9329	0.9281	0.9230	0.9175	0.9117	0.9055	0.8990	0.8920
28	0.9662	0.9635	0.9605	0.9573	0.9539	0.9504	0.9465	0.9425	0.9383	0.9337	0.9289	0.9238	0.9184	0.9126	0.9064	0.8999	0.8929
29	0.9669	0.9641	0.9611	0.9580	0.9547	0.9511	0.9473	0.9433	0.9391	0.9345	0.9298	0.9247	0.9192	0.9135	0.9073	0.9008	0.8939
30	0.9675	0.9648	0.9619	0.9587	0.9554	0.9519	0.9481	0.9442	0.9399	0.9354	0.9307	0.9256	0.9201	0.9145	0.9083	0.9018	0.8949
31	0.9682	0.9654	0.9626	0.9595	0.9562	0.9527	0.9490	0.9450	0.9408	0.9363	0.9316	0.9266	0.9212	0.9154	0.9093	0.9029	0.8959
32	0.9689	0.9662	0.9634	0.9602	0.9570	0.9535	0.9498	0.9459	0.9417	0.9373	0.9326	0.9276	0.9222	0.9166	0.9104	0.9040	0.8971
33	0.9696	0.9669	0.9641	0.9610	0.9579	0.9544	0.9507	0.9468	0.9426	0.9383	0.9336	0.9287	0.9233	0.9176	0.9115	0.9051	0.8982
34	0.9703	0.9677	0.9649	0.9619	0.9587	0.9553	0.9517	0.9478	0.9437	0.9393	0.9347	0.9297	0.9244	0.9188	0.9127	0.9063	0.8995
35	0.9711	0.9685	0.9658	0.9628	0.9596	0.9563	0.9526	0.9488	0.9447	0.9404	0.9358	0.9309	0.9256	0.9200	0.9140	0.9077	0.9008
36	0.9718	0.9693	0.9666	0.9636	0.9605	0.9572	0.9536	0.9498	0.9458	0.9415	0.9370	0.9321	0.9268	0.9213	0.9153	0.9089	0.9021
37	0.9726	0.9701	0.9674	0.9645	0.9615	0.9582	0.9546	0.9509	0.9469	0.9426	0.9382	0.9333	0.9280	0.9226	0.9166	0.9104	0.9036
38	0.9734	0.9710	0.9683	0.9655	0.9624	0.9592	0.9557	0.9520	0.9481	0.9439	0.9394	0.9346	0.9294	0.9240	0.9181	0.9118	0.9051
39	0.9742	0.9718	0.9692	0.9664	0.9635	0.9603	0.9568	0.9531	0.9492	0.9451	0.9407	0.9360	0.9308	0.9254	0.9195	0.9133	0.9067
40	0.9750	0.9726	0.9701	0.9673	0.9645	0.9613	0.9579	0.9544	0.9505	0.9464	0.9420	0.9373	0.9322	0.9269	0.9211	0.9149	0.9083
41	0.9758	0.9735	0.9710	0.9683	0.9655	0.9624	0.9591	0.9556	0.9517	0.9477	0.9434	0.9388	0.9337	0.9285	0.9227	0.9166	0.9100
42	0.9766	0.9744	0.9719	0.9693	0.9665	0.9635	0.9602	0.9568	0.9530	0.9491	0.9448	0.9402	0.9353	0.9301	0.9243	0.9183	0.9118
43	0.9774	0.9753	0.9729	0.9703	0.9676	0.9646	0.9614	0.9580	0.9543	0.9505	0.9463	0.9417	0.9369	0.9317	0.9261	0.9200	0.9136
44	0.9783	0.9761	0.9738	0.9713	0.9686	0.9658	0.9626	0.9593	0.9557	0.9518	0.9478	0.9433	0.9385	0.9334	0.9278	0.9219	0.9155
45	0.9790	0.9770	0.9748	0.9723	0.9697	0.9669	0.9638	0.9606	0.9571	0.9533	0.9493	0.9449	0.9401	0.9352	0.9296	0.9238	0.9175
46	0.9799	0.9778	0.9757	0.9733	0.9708	0.9681	0.9651	0.9619	0.9584	0.9548	0.9508	0.9465	0.9418	0.9369	0.9315	0.9258	0.9195
47	0.9807	0.9787	0.9766	0.9743	0.9719	0.9692	0.9663	0.9632	0.9599	0.9562	0.9524	0.9482	0.9436	0.9387	0.9334	0.9277	0.9216
48	0.9815	0.9796	0.9775	0.9753	0.9730	0.9704	0.9675	0.9645	0.9613	0.9577	0.9539	0.9499	0.9453	0.9406	0.9354	0.9297	0.9237
49	0.9823	0.9804	0.9785	0.9763	0.9741	0.9715	0.9688	0.9659	0.9627	0.9593	0.9556	0.9516	0.9471	0.9425	0.9374	0.9319	0.9259
50	0.9831	0.9813	0.9794	0.9773	0.9751	0.9727	0.9700	0.9672	0.9641	0.9608	0.9572	0.9532	0.9489	0.9444	0.9394	0.9340	0.9282
51	0.9838	0.9821	0.9803	0.9783	0.9761	0.9739	0.9712	0.9685	0.9655	0.9622	0.9588	0.9550	0.9508	0.9464	0.9415	0.9362	0.9305
52	0.9846	0.9830	0.9812	0.9792	0.9772	0.9750	0.9725	0.9698	0.9670	0.9638	0.9605	0.9567	0.9527	0.9483	0.9435	0.9384	0.9328
53	0.9853	0.9838	0.9821	0.9802	0.9782	0.9761	0.9737	0.9712	0.9684	0.9653	0.9620	0.9585	0.9546	0.9503	0.9456	0.9406	0.9351
54	0.9860	0.9846	0.9830	0.9812	0.9793	0.9772	0.9749	0.9724	0.9698	0.9668	0.9637	0.9602	0.9564	0.9523	0.9478	0.9429	0.9376
55	0.9867	0.9853	0.9839	0.9821	0.9803	0.9783	0.9761	0.9738	0.9711	0.9683	0.9653	0.9620	0.9582	0.9544	0.9499	0.9452	0.9400

56

APPENDICES

TABLE L

Conversion from Single Life to

50% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
56	0.9874	0.9861	0.9846	0.9830	0.9813	0.9794	0.9773	0.9750	0.9726	0.9698	0.9670	0.9637	0.9602	0.9563	0.9521	0.9475	0.9424
57	0.9881	0.9868	0.9855	0.9839	0.9823	0.9804	0.9785	0.9763	0.9739	0.9714	0.9686	0.9654	0.9620	0.9583	0.9542	0.9498	0.9449
58	0.9887	0.9876	0.9863	0.9848	0.9832	0.9815	0.9796	0.9775	0.9753	0.9728	0.9701	0.9672	0.9638	0.9604	0.9563	0.9521	0.9473
59	0.9894	0.9883	0.9870	0.9856	0.9842	0.9825	0.9807	0.9788	0.9766	0.9742	0.9717	0.9689	0.9657	0.9623	0.9585	0.9544	0.9498
60	0.9901	0.9890	0.9877	0.9864	0.9850	0.9835	0.9818	0.9799	0.9778	0.9756	0.9733	0.9705	0.9675	0.9643	0.9606	0.9567	0.9523
61	0.9906	0.9896	0.9885	0.9872	0.9859	0.9845	0.9828	0.9811	0.9791	0.9770	0.9747	0.9722	0.9693	0.9662	0.9627	0.9589	0.9547
62	0.9912	0.9902	0.9892	0.9880	0.9868	0.9854	0.9839	0.9822	0.9803	0.9784	0.9762	0.9738	0.9710	0.9681	0.9648	0.9612	0.9572
63	0.9918	0.9909	0.9899	0.9888	0.9876	0.9863	0.9848	0.9833	0.9815	0.9797	0.9777	0.9754	0.9728	0.9699	0.9668	0.9634	0.9595
64	0.9923	0.9915	0.9906	0.9895	0.9884	0.9872	0.9858	0.9844	0.9827	0.9810	0.9790	0.9768	0.9744	0.9718	0.9688	0.9655	0.9618
65	0.9929	0.9920	0.9912	0.9902	0.9892	0.9880	0.9867	0.9853	0.9838	0.9822	0.9804	0.9783	0.9760	0.9735	0.9707	0.9676	0.9642
66	0.9933	0.9926	0.9917	0.9908	0.9899	0.9888	0.9876	0.9863	0.9849	0.9833	0.9817	0.9797	0.9776	0.9753	0.9726	0.9697	0.9664
67	0.9938	0.9931	0.9924	0.9914	0.9906	0.9896	0.9884	0.9873	0.9859	0.9845	0.9829	0.9812	0.9791	0.9769	0.9744	0.9716	0.9685
68	0.9943	0.9936	0.9928	0.9921	0.9912	0.9904	0.9892	0.9882	0.9869	0.9856	0.9841	0.9824	0.9805	0.9785	0.9761	0.9736	0.9706
69	0.9947	0.9941	0.9934	0.9926	0.9919	0.9910	0.9900	0.9890	0.9878	0.9866	0.9852	0.9837	0.9819	0.9800	0.9778	0.9754	0.9727
70	0.9950	0.9945	0.9939	0.9932	0.9925	0.9917	0.9908	0.9898	0.9887	0.9875	0.9863	0.9849	0.9832	0.9815	0.9794	0.9772	0.9746
71	0.9954	0.9949	0.9943	0.9937	0.9931	0.9923	0.9915	0.9906	0.9896	0.9885	0.9873	0.9860	0.9845	0.9829	0.9809	0.9789	0.9765
72	0.9958	0.9953	0.9948	0.9942	0.9936	0.9929	0.9921	0.9913	0.9904	0.9894	0.9883	0.9871	0.9857	0.9841	0.9824	0.9805	0.9783
73	0.9961	0.9957	0.9952	0.9946	0.9941	0.9935	0.9927	0.9920	0.9912	0.9902	0.9892	0.9881	0.9868	0.9854	0.9838	0.9820	0.9799
74	0.9965	0.9960	0.9956	0.9951	0.9946	0.9940	0.9933	0.9927	0.9918	0.9910	0.9901	0.9890	0.9878	0.9866	0.9851	0.9835	0.9815
75	0.9968	0.9964	0.9960	0.9955	0.9951	0.9945	0.9939	0.9932	0.9925	0.9918	0.9909	0.9900	0.9888	0.9877	0.9863	0.9848	0.9830
76	0.9971	0.9967	0.9963	0.9958	0.9955	0.9950	0.9943	0.9938	0.9932	0.9924	0.9917	0.9908	0.9898	0.9887	0.9874	0.9861	0.9845
77	0.9973	0.9970	0.9966	0.9962	0.9959	0.9954	0.9948	0.9943	0.9937	0.9931	0.9924	0.9916	0.9906	0.9897	0.9886	0.9873	0.9858
78	0.9976	0.9972	0.9970	0.9965	0.9962	0.9958	0.9953	0.9948	0.9942	0.9937	0.9930	0.9924	0.9915	0.9906	0.9895	0.9884	0.9871
79	0.9978	0.9975	0.9972	0.9969	0.9965	0.9962	0.9957	0.9953	0.9947	0.9943	0.9937	0.9930	0.9922	0.9915	0.9905	0.9894	0.9881
80	0.9979	0.9977	0.9974	0.9971	0.9968	0.9965	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9929	0.9922	0.9913	0.9904	0.9892
81	0.9982	0.9979	0.9977	0.9974	0.9972	0.9968	0.9965	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9930	0.9921	0.9913	0.9902
82	0.9983	0.9982	0.9979	0.9976	0.9974	0.9971	0.9968	0.9964	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9928	0.9921	0.9911
83	0.9985	0.9983	0.9982	0.9978	0.9977	0.9974	0.9970	0.9968	0.9964	0.9960	0.9957	0.9953	0.9947	0.9942	0.9935	0.9928	0.9919
84	0.9987	0.9985	0.9983	0.9981	0.9979	0.9976	0.9974	0.9971	0.9967	0.9965	0.9961	0.9957	0.9952	0.9947	0.9941	0.9935	0.9928
85	0.9988	0.9986	0.9985	0.9982	0.9981	0.9979	0.9976	0.9973	0.9971	0.9968	0.9965	0.9961	0.9956	0.9952	0.9946	0.9941	0.9935

57

APPENDICES

TABLE L

Conversion from Single Life to

50% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
25	0.8828	0.8749	0.8665	0.8576	0.8481	0.8382	0.8277	0.8167	0.8052	0.7932	0.7806	0.7676	0.7541	0.7400	0.7254	0.7102	0.6948
26	0.8837	0.8757	0.8673	0.8584	0.8490	0.8391	0.8286	0.8176	0.8062	0.7940	0.7815	0.7685	0.7550	0.7409	0.7263	0.7111	0.6957
27	0.8845	0.8766	0.8682	0.8594	0.8499	0.8399	0.8295	0.8185	0.8071	0.7950	0.7825	0.7695	0.7559	0.7418	0.7273	0.7121	0.6966
28	0.8854	0.8776	0.8691	0.8603	0.8508	0.8409	0.8305	0.8195	0.8080	0.7960	0.7835	0.7704	0.7569	0.7428	0.7282	0.7130	0.6975
29	0.8864	0.8785	0.8702	0.8613	0.8519	0.8420	0.8316	0.8205	0.8091	0.7970	0.7845	0.7715	0.7580	0.7439	0.7293	0.7141	0.6986
30	0.8874	0.8796	0.8712	0.8624	0.8529	0.8430	0.8327	0.8217	0.8102	0.7982	0.7857	0.7726	0.7591	0.7450	0.7304	0.7152	0.6997
31	0.8885	0.8807	0.8723	0.8635	0.8541	0.8442	0.8338	0.8228	0.8114	0.7994	0.7869	0.7739	0.7603	0.7462	0.7316	0.7165	0.7010
32	0.8896	0.8818	0.8735	0.8647	0.8553	0.8454	0.8351	0.8241	0.8126	0.8007	0.7881	0.7751	0.7616	0.7475	0.7329	0.7177	0.7023
33	0.8908	0.8830	0.8747	0.8660	0.8566	0.8467	0.8364	0.8254	0.8140	0.8020	0.7895	0.7765	0.7629	0.7489	0.7343	0.7191	0.7036
34	0.8921	0.8844	0.8761	0.8673	0.8580	0.8481	0.8377	0.8268	0.8154	0.8034	0.7909	0.7779	0.7644	0.7503	0.7357	0.7205	0.7050
35	0.8934	0.8857	0.8774	0.8687	0.8594	0.8495	0.8392	0.8283	0.8169	0.8049	0.7925	0.7795	0.7659	0.7519	0.7373	0.7221	0.7066
36	0.8949	0.8871	0.8789	0.8701	0.8609	0.8511	0.8407	0.8299	0.8185	0.8065	0.7941	0.7811	0.7676	0.7535	0.7389	0.7238	0.7082
37	0.8963	0.8886	0.8804	0.8717	0.8624	0.8527	0.8424	0.8315	0.8201	0.8082	0.7957	0.7828	0.7693	0.7553	0.7406	0.7254	0.7099
38	0.8979	0.8902	0.8820	0.8734	0.8642	0.8544	0.8441	0.8332	0.8219	0.8099	0.7975	0.7846	0.7711	0.7571	0.7425	0.7273	0.7118
39	0.8995	0.8918	0.8837	0.8751	0.8659	0.8562	0.8459	0.8351	0.8238	0.8119	0.7994	0.7865	0.7731	0.7590	0.7444	0.7292	0.7137
40	0.9011	0.8936	0.8855	0.8768	0.8677	0.8580	0.8479	0.8371	0.8257	0.8138	0.8014	0.7885	0.7751	0.7611	0.7465	0.7313	0.7158
41	0.9029	0.8954	0.8873	0.8788	0.8697	0.8600	0.8498	0.8391	0.8278	0.8159	0.8036	0.7907	0.7773	0.7633	0.7487	0.7336	0.7180
42	0.9047	0.8972	0.8893	0.8807	0.8717	0.8621	0.8520	0.8412	0.8300	0.8182	0.8058	0.7930	0.7796	0.7656	0.7510	0.7359	0.7204
43	0.9067	0.8992	0.8913	0.8828	0.8738	0.8642	0.8542	0.8435	0.8323	0.8205	0.8082	0.7953	0.7820	0.7680	0.7535	0.7383	0.7229
44	0.9086	0.9012	0.8934	0.8850	0.8760	0.8665	0.8565	0.8459	0.8347	0.8230	0.8107	0.7979	0.7845	0.7705	0.7560	0.7410	0.7254
45	0.9106	0.9033	0.8955	0.8872	0.8783	0.8689	0.8589	0.8483	0.8372	0.8255	0.8133	0.8005	0.7872	0.7733	0.7588	0.7437	0.7282
46	0.9127	0.9055	0.8978	0.8896	0.8807	0.8714	0.8614	0.8509	0.8399	0.8282	0.8161	0.8033	0.7900	0.7761	0.7616	0.7466	0.7311
47	0.9149	0.9078	0.9001	0.8920	0.8832	0.8739	0.8641	0.8536	0.8426	0.8310	0.8188	0.8062	0.7930	0.7791	0.7647	0.7496	0.7341
48	0.9172	0.9101	0.9025	0.8945	0.8858	0.8765	0.8668	0.8564	0.8455	0.8340	0.8219	0.8093	0.7961	0.7822	0.7678	0.7528	0.7374
49	0.9195	0.9125	0.9050	0.8970	0.8885	0.8793	0.8696	0.8593	0.8485	0.8370	0.8250	0.8124	0.7993	0.7855	0.7711	0.7561	0.7407
50	0.9218	0.9150	0.9076	0.8997	0.8912	0.8822	0.8726	0.8623	0.8516	0.8402	0.8283	0.8157	0.8027	0.7889	0.7747	0.7597	0.7443
51	0.9242	0.9174	0.9102	0.9025	0.8941	0.8851	0.8756	0.8655	0.8548	0.8435	0.8317	0.8192	0.8062	0.7925	0.7783	0.7634	0.7481
52	0.9266	0.9200	0.9129	0.9053	0.8970	0.8881	0.8788	0.8688	0.8582	0.8470	0.8353	0.8229	0.8099	0.7963	0.7821	0.7672	0.7520
53	0.9291	0.9227	0.9156	0.9081	0.9000	0.8913	0.8820	0.8721	0.8617	0.8506	0.8389	0.8267	0.8138	0.8002	0.7861	0.7713	0.7561
54	0.9317	0.9254	0.9185	0.9111	0.9031	0.8945	0.8854	0.8756	0.8653	0.8543	0.8428	0.8306	0.8178	0.8044	0.7903	0.7756	0.7604
55	0.9343	0.9281	0.9213	0.9141	0.9062	0.8978	0.8888	0.8792	0.8691	0.8582	0.8467	0.8347	0.8221	0.8087	0.7947	0.7801	0.7650

58

APPENDICES

TABLE L

Conversion from Single Life to

50% Joint and Survivor Without Pop-Up

CECONY Weekly Participants –1

	Age of Pensioner
	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
56	0.9368	0.9309	0.9242	0.9172	0.9095	0.9012	0.8924	0.8829	0.8729	0.8621	0.8508	0.8390	0.8264	0.8132	0.7993	0.7847	0.7698
57	0.9394	0.9336	0.9272	0.9203	0.9128	0.9047	0.8960	0.8867	0.8769	0.8662	0.8551	0.8434	0.8310	0.8179	0.8041	0.7896	0.7747
58	0.9421	0.9364	0.9302	0.9235	0.9162	0.9083	0.8998	0.8906	0.8810	0.8705	0.8595	0.8480	0.8356	0.8227	0.8091	0.7947	0.7799
59	0.9448	0.9393	0.9332	0.9267	0.9196	0.9118	0.9035	0.8946	0.8851	0.8749	0.8641	0.8526	0.8405	0.8278	0.8142	0.8000	0.7854
60	0.9474	0.9420	0.9362	0.9299	0.9230	0.9154	0.9074	0.8986	0.8894	0.8793	0.8687	0.8575	0.8456	0.8329	0.8196	0.8056	0.7910
61	0.9500	0.9449	0.9393	0.9331	0.9264	0.9192	0.9113	0.9028	0.8937	0.8839	0.8735	0.8625	0.8508	0.8383	0.8252	0.8113	0.7969
62	0.9526	0.9477	0.9423	0.9364	0.9299	0.9228	0.9152	0.9069	0.8981	0.8885	0.8784	0.8676	0.8561	0.8439	0.8309	0.8172	0.8030
63	0.9553	0.9505	0.9453	0.9396	0.9334	0.9265	0.9192	0.9111	0.9026	0.8932	0.8833	0.8727	0.8615	0.8495	0.8368	0.8233	0.8093
64	0.9577	0.9532	0.9483	0.9429	0.9368	0.9302	0.9231	0.9153	0.9070	0.8979	0.8883	0.8780	0.8670	0.8553	0.8428	0.8295	0.8158
65	0.9602	0.9559	0.9512	0.9460	0.9402	0.9339	0.9271	0.9196	0.9115	0.9027	0.8934	0.8833	0.8726	0.8611	0.8489	0.8359	0.8224
66	0.9627	0.9586	0.9541	0.9491	0.9436	0.9376	0.9310	0.9238	0.9159	0.9075	0.8984	0.8887	0.8783	0.8671	0.8551	0.8425	0.8291
67	0.9651	0.9612	0.9569	0.9522	0.9469	0.9411	0.9348	0.9279	0.9204	0.9122	0.9035	0.8940	0.8839	0.8731	0.8614	0.8490	0.8360
68	0.9674	0.9637	0.9596	0.9552	0.9502	0.9447	0.9386	0.9320	0.9248	0.9169	0.9085	0.8994	0.8896	0.8790	0.8678	0.8557	0.8429
69	0.9696	0.9661	0.9623	0.9581	0.9534	0.9481	0.9424	0.9360	0.9291	0.9216	0.9135	0.9047	0.8953	0.8851	0.8741	0.8623	0.8500
70	0.9717	0.9685	0.9648	0.9609	0.9564	0.9514	0.9460	0.9400	0.9334	0.9262	0.9185	0.9100	0.9009	0.8911	0.8804	0.8690	0.8570
71	0.9737	0.9708	0.9674	0.9636	0.9594	0.9547	0.9496	0.9438	0.9376	0.9307	0.9233	0.9153	0.9065	0.8971	0.8869	0.8758	0.8641
72	0.9757	0.9729	0.9697	0.9662	0.9622	0.9578	0.9530	0.9476	0.9417	0.9351	0.9280	0.9204	0.9120	0.9029	0.8931	0.8825	0.8712
73	0.9776	0.9750	0.9720	0.9687	0.9650	0.9608	0.9563	0.9512	0.9456	0.9395	0.9327	0.9254	0.9174	0.9087	0.8993	0.8890	0.8782
74	0.9794	0.9769	0.9742	0.9711	0.9677	0.9638	0.9595	0.9547	0.9494	0.9436	0.9372	0.9303	0.9227	0.9145	0.9054	0.8956	0.8852
75	0.9811	0.9788	0.9763	0.9734	0.9701	0.9665	0.9626	0.9580	0.9531	0.9476	0.9416	0.9351	0.9279	0.9200	0.9114	0.9020	0.8920
76	0.9826	0.9806	0.9782	0.9755	0.9726	0.9691	0.9654	0.9613	0.9566	0.9515	0.9459	0.9397	0.9329	0.9254	0.9172	0.9083	0.8988
77	0.9841	0.9822	0.9800	0.9776	0.9748	0.9716	0.9682	0.9643	0.9600	0.9552	0.9498	0.9441	0.9377	0.9306	0.9228	0.9143	0.9053
78	0.9854	0.9837	0.9817	0.9795	0.9769	0.9740	0.9708	0.9672	0.9632	0.9587	0.9537	0.9483	0.9422	0.9356	0.9283	0.9202	0.9116
79	0.9868	0.9852	0.9833	0.9813	0.9789	0.9762	0.9732	0.9699	0.9662	0.9619	0.9573	0.9522	0.9466	0.9403	0.9335	0.9259	0.9178
80	0.9880	0.9865	0.9848	0.9829	0.9808	0.9783	0.9755	0.9724	0.9690	0.9650	0.9608	0.9560	0.9508	0.9449	0.9384	0.9313	0.9236
81	0.9891	0.9877	0.9861	0.9845	0.9824	0.9802	0.9777	0.9748	0.9717	0.9680	0.9640	0.9596	0.9547	0.9493	0.9432	0.9365	0.9292
82	0.9901	0.9888	0.9875	0.9859	0.9841	0.9819	0.9796	0.9770	0.9741	0.9707	0.9671	0.9629	0.9584	0.9534	0.9477	0.9414	0.9346
83	0.9910	0.9899	0.9886	0.9872	0.9855	0.9836	0.9816	0.9791	0.9764	0.9733	0.9699	0.9662	0.9619	0.9572	0.9519	0.9460	0.9397
84	0.9918	0.9908	0.9896	0.9884	0.9869	0.9851	0.9833	0.9810	0.9786	0.9757	0.9726	0.9691	0.9652	0.9608	0.9560	0.9504	0.9445
85	0.9927	0.9918	0.9907	0.9895	0.9882	0.9865	0.9848	0.9828	0.9806	0.9779	0.9750	0.9719	0.9683	0.9643	0.9597	0.9547	0.9492

59

APPENDICES

Table M-1

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Weekly – 1 Participants –

75% Joint and Survivor Annuity Without Popup

	Age of Pensioner
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
25	0.9866	0.9854	0.9842	0.9828	0.9814	0.9798	0.9781	0.9762	0.9742	0.9720	0.9697	0.9672	0.9645	0.9616	0.9584	0.9551	0.9515
26	0.9869	0.9858	0.9846	0.9833	0.9818	0.9803	0.9786	0.9768	0.9748	0.9726	0.9703	0.9678	0.9652	0.9623	0.9592	0.9558	0.9523
27	0.9873	0.9862	0.9850	0.9837	0.9823	0.9808	0.9791	0.9773	0.9754	0.9733	0.9710	0.9685	0.9659	0.9630	0.9599	0.9566	0.9531
28	0.9877	0.9866	0.9854	0.9842	0.9828	0.9813	0.9796	0.9779	0.9760	0.9739	0.9716	0.9692	0.9666	0.9638	0.9607	0.9574	0.9539
29	0.9880	0.9870	0.9858	0.9846	0.9833	0.9818	0.9802	0.9784	0.9766	0.9745	0.9723	0.9699	0.9673	0.9645	0.9615	0.9583	0.9548
30	0.9884	0.9874	0.9863	0.9851	0.9837	0.9823	0.9807	0.9790	0.9772	0.9752	0.9730	0.9706	0.9681	0.9653	0.9624	0.9592	0.9557
31	0.9887	0.9878	0.9867	0.9855	0.9842	0.9828	0.9813	0.9796	0.9778	0.9758	0.9737	0.9714	0.9689	0.9662	0.9632	0.9601	0.9567
32	0.9891	0.9881	0.9871	0.9859	0.9847	0.9833	0.9818	0.9802	0.9784	0.9765	0.9744	0.9721	0.9697	0.9670	0.9641	0.9610	0.9576
33	0.9895	0.9885	0.9875	0.9864	0.9852	0.9838	0.9824	0.9808	0.9791	0.9772	0.9751	0.9729	0.9705	0.9678	0.9650	0.9619	0.9586
34	0.9898	0.9889	0.9879	0.9868	0.9856	0.9844	0.9829	0.9814	0.9797	0.9778	0.9758	0.9737	0.9713	0.9687	0.9659	0.9629	0.9596
35	0.9901	0.9893	0.9883	0.9873	0.9861	0.9849	0.9835	0.9820	0.9803	0.9785	0.9766	0.9744	0.9721	0.9696	0.9668	0.9639	0.9606
36	0.9905	0.9897	0.9887	0.9877	0.9866	0.9854	0.9840	0.9826	0.9810	0.9792	0.9773	0.9752	0.9729	0.9705	0.9678	0.9648	0.9617
37	0.9908	0.9900	0.9891	0.9881	0.9871	0.9859	0.9846	0.9832	0.9816	0.9799	0.9780	0.9760	0.9738	0.9714	0.9687	0.9659	0.9628
38	0.9912	0.9904	0.9895	0.9886	0.9875	0.9864	0.9851	0.9837	0.9822	0.9806	0.9788	0.9768	0.9746	0.9723	0.9697	0.9669	0.9638
39	0.9915	0.9907	0.9899	0.9890	0.9880	0.9869	0.9857	0.9843	0.9829	0.9813	0.9795	0.9776	0.9755	0.9732	0.9706	0.9679	0.9649
40	0.9918	0.9911	0.9903	0.9894	0.9884	0.9874	0.9862	0.9849	0.9835	0.9819	0.9802	0.9784	0.9763	0.9741	0.9716	0.9689	0.9660
41	0.9921	0.9914	0.9907	0.9898	0.9889	0.9879	0.9867	0.9855	0.9841	0.9826	0.9810	0.9791	0.9772	0.9750	0.9726	0.9700	0.9671
42	0.9924	0.9918	0.9910	0.9902	0.9893	0.9883	0.9872	0.9860	0.9847	0.9833	0.9817	0.9799	0.9780	0.9759	0.9736	0.9710	0.9683
43	0.9927	0.9921	0.9914	0.9906	0.9898	0.9888	0.9878	0.9866	0.9853	0.9839	0.9824	0.9807	0.9788	0.9768	0.9745	0.9721	0.9694
44	0.9930	0.9924	0.9917	0.9910	0.9902	0.9893	0.9883	0.9872	0.9859	0.9846	0.9831	0.9815	0.9797	0.9777	0.9755	0.9731	0.9705
45	0.9933	0.9927	0.9921	0.9914	0.9906	0.9897	0.9888	0.9877	0.9865	0.9852	0.9838	0.9822	0.9805	0.9786	0.9765	0.9741	0.9716
46	0.9936	0.9930	0.9924	0.9917	0.9910	0.9902	0.9892	0.9882	0.9871	0.9858	0.9845	0.9830	0.9813	0.9794	0.9774	0.9752	0.9727
47	0.9939	0.9933	0.9928	0.9921	0.9914	0.9906	0.9897	0.9887	0.9877	0.9865	0.9851	0.9837	0.9821	0.9803	0.9784	0.9762	0.9738
48	0.9941	0.9936	0.9931	0.9925	0.9918	0.9910	0.9902	0.9892	0.9882	0.9871	0.9858	0.9844	0.9829	0.9812	0.9793	0.9772	0.9749
49	0.9944	0.9939	0.9934	0.9928	0.9921	0.9914	0.9906	0.9897	0.9887	0.9877	0.9864	0.9851	0.9836	0.9820	0.9802	0.9782	0.9760
50	0.9947	0.9942	0.9937	0.9931	0.9925	0.9918	0.9911	0.9902	0.9893	0.9882	0.9871	0.9858	0.9844	0.9828	0.9811	0.9792	0.9771
51	0.9949	0.9945	0.9940	0.9935	0.9929	0.9922	0.9915	0.9907	0.9898	0.9888	0.9877	0.9865	0.9851	0.9836	0.9820	0.9801	0.9781
52	0.9951	0.9947	0.9943	0.9938	0.9932	0.9926	0.9919	0.9911	0.9903	0.9893	0.9883	0.9871	0.9858	0.9844	0.9828	0.9811	0.9791
53	0.9954	0.9950	0.9946	0.9941	0.9935	0.9930	0.9923	0.9916	0.9908	0.9899	0.9889	0.9878	0.9865	0.9852	0.9837	0.9820	0.9801
54	0.9956	0.9952	0.9948	0.9944	0.9939	0.9933	0.9927	0.9920	0.9912	0.9904	0.9894	0.9884	0.9872	0.9859	0.9845	0.9829	0.9811
55	0.9958	0.9955	0.9951	0.9947	0.9942	0.9937	0.9931	0.9924	0.9917	0.9909	0.9900	0.9890	0.9879	0.9867	0.9853	0.9838	0.9821

60

APPENDICES

Table M-1 (cont’d)

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Weekly – 1 Participants –

75% Joint and Survivor Annuity Without Popup

	Age of Pensioner
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
56	0.9960	0.9957	0.9953	0.9949	0.9945	0.9940	0.9934	0.9928	0.9921	0.9914	0.9905	0.9896	0.9885	0.9874	0.9861	0.9846	0.9830
57	0.9962	0.9959	0.9956	0.9952	0.9948	0.9943	0.9938	0.9932	0.9926	0.9919	0.9911	0.9902	0.9892	0.9881	0.9868	0.9855	0.9839
58	0.9964	0.9962	0.9958	0.9955	0.9951	0.9946	0.9942	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898	0.9887	0.9876	0.9863	0.9848
59	0.9966	0.9964	0.9961	0.9957	0.9954	0.9949	0.9945	0.9940	0.9934	0.9928	0.9921	0.9913	0.9904	0.9894	0.9883	0.9870	0.9857
60	0.9968	0.9966	0.9963	0.9960	0.9956	0.9952	0.9948	0.9943	0.9938	0.9932	0.9925	0.9918	0.9910	0.9900	0.9890	0.9878	0.9865
61	0.9970	0.9968	0.9965	0.9962	0.9959	0.9955	0.9951	0.9947	0.9942	0.9936	0.9930	0.9923	0.9915	0.9906	0.9896	0.9885	0.9873
62	0.9972	0.9970	0.9967	0.9964	0.9961	0.9958	0.9954	0.9950	0.9945	0.9940	0.9934	0.9928	0.9920	0.9912	0.9903	0.9893	0.9881
63	0.9974	0.9972	0.9969	0.9967	0.9964	0.9961	0.9957	0.9953	0.9949	0.9944	0.9938	0.9932	0.9925	0.9918	0.9909	0.9899	0.9889
64	0.9975	0.9973	0.9971	0.9969	0.9966	0.9963	0.9960	0.9956	0.9952	0.9948	0.9942	0.9937	0.9930	0.9923	0.9915	0.9906	0.9896
65	0.9977	0.9975	0.9973	0.9971	0.9968	0.9966	0.9963	0.9959	0.9955	0.9951	0.9946	0.9941	0.9935	0.9928	0.9921	0.9912	0.9903
66	0.9978	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9962	0.9958	0.9955	0.9950	0.9945	0.9940	0.9933	0.9926	0.9918	0.9909
67	0.9980	0.9978	0.9977	0.9975	0.9973	0.9970	0.9968	0.9965	0.9961	0.9958	0.9954	0.9949	0.9944	0.9938	0.9931	0.9924	0.9916
68	0.9981	0.9980	0.9978	0.9976	0.9974	0.9972	0.9970	0.9967	0.9964	0.9961	0.9957	0.9953	0.9948	0.9943	0.9936	0.9930	0.9922
69	0.9982	0.9981	0.9980	0.9978	0.9976	0.9974	0.9972	0.9970	0.9967	0.9964	0.9960	0.9956	0.9952	0.9947	0.9941	0.9935	0.9928
70	0.9984	0.9982	0.9981	0.9980	0.9978	0.9976	0.9974	0.9972	0.9969	0.9966	0.9963	0.9960	0.9956	0.9951	0.9946	0.9940	0.9933
71	0.9985	0.9984	0.9983	0.9981	0.9980	0.9978	0.9976	0.9974	0.9972	0.9969	0.9966	0.9963	0.9959	0.9955	0.9950	0.9944	0.9938
72	0.9986	0.9985	0.9984	0.9983	0.9981	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9966	0.9962	0.9958	0.9954	0.9949	0.9943
73	0.9987	0.9986	0.9985	0.9984	0.9983	0.9981	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9965	0.9962	0.9958	0.9953	0.9948
74	0.9988	0.9987	0.9986	0.9985	0.9984	0.9983	0.9981	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9965	0.9961	0.9957	0.9952
75	0.9989	0.9988	0.9987	0.9986	0.9985	0.9984	0.9983	0.9981	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9964	0.9961	0.9956
76	0.9990	0.9989	0.9988	0.9988	0.9987	0.9986	0.9984	0.9983	0.9982	0.9980	0.9978	0.9976	0.9973	0.9971	0.9968	0.9964	0.9960
77	0.9991	0.9990	0.9989	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9982	0.9980	0.9978	0.9976	0.9973	0.9970	0.9967	0.9963
78	0.9991	0.9991	0.9990	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9973	0.9970	0.9967
79	0.9992	0.9992	0.9991	0.9990	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9975	0.9973	0.9970
80	0.9993	0.9992	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9975	0.9972
81	0.9993	0.9993	0.9993	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9984	0.9982	0.9980	0.9978	0.9975
82	0.9994	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980	0.9977
83	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9990	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980
84	0.9995	0.9995	0.9994	0.9994	0.9994	0.9993	0.9993	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9983	0.9982
85	0.9995	0.9995	0.9995	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9983

61

APPENDICES

Table M-1 (cont’d)

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Weekly – 1 Participants –

75% Joint and Survivor Annuity Without Popup

	Age of Pensioner
	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
25	0.9476	0.9435	0.9391	0.9345	0.9296	0.9244	0.9189	0.9131	0.9070	0.9006	0.8938	0.8866	0.8790	0.8710	0.8625	0.8535	0.8440
26	0.9484	0.9443	0.9400	0.9354	0.9305	0.9253	0.9199	0.9141	0.9080	0.9016	0.8948	0.8876	0.8801	0.8721	0.8636	0.8546	0.8451
27	0.9493	0.9452	0.9409	0.9363	0.9314	0.9263	0.9209	0.9151	0.9090	0.9026	0.8959	0.8887	0.8812	0.8732	0.8647	0.8558	0.8463
28	0.9502	0.9461	0.9418	0.9373	0.9324	0.9273	0.9219	0.9162	0.9101	0.9038	0.8970	0.8899	0.8823	0.8744	0.8659	0.8570	0.8475
29	0.9511	0.9471	0.9428	0.9383	0.9335	0.9284	0.9230	0.9173	0.9113	0.9049	0.8982	0.8911	0.8836	0.8756	0.8672	0.8583	0.8488
30	0.9520	0.9481	0.9438	0.9393	0.9346	0.9295	0.9241	0.9185	0.9125	0.9062	0.8995	0.8924	0.8849	0.8769	0.8685	0.8596	0.8502
31	0.9530	0.9491	0.9449	0.9404	0.9357	0.9307	0.9253	0.9197	0.9137	0.9074	0.9008	0.8937	0.8862	0.8783	0.8699	0.8610	0.8516
32	0.9540	0.9501	0.9460	0.9416	0.9369	0.9319	0.9266	0.9210	0.9151	0.9088	0.9021	0.8951	0.8877	0.8798	0.8714	0.8625	0.8531
33	0.9550	0.9512	0.9471	0.9427	0.9381	0.9331	0.9279	0.9223	0.9164	0.9102	0.9036	0.8966	0.8892	0.8813	0.8730	0.8641	0.8547
34	0.9561	0.9523	0.9483	0.9439	0.9393	0.9344	0.9292	0.9237	0.9178	0.9117	0.9051	0.8981	0.8907	0.8829	0.8746	0.8658	0.8564
35	0.9572	0.9534	0.9494	0.9452	0.9406	0.9357	0.9306	0.9251	0.9193	0.9132	0.9067	0.8997	0.8924	0.8846	0.8763	0.8675	0.8582
36	0.9583	0.9546	0.9507	0.9464	0.9419	0.9371	0.9320	0.9266	0.9209	0.9148	0.9083	0.9014	0.8941	0.8863	0.8781	0.8693	0.8600
37	0.9594	0.9558	0.9519	0.9477	0.9433	0.9386	0.9335	0.9281	0.9225	0.9164	0.9100	0.9032	0.8959	0.8882	0.8800	0.8713	0.8620
38	0.9605	0.9570	0.9532	0.9491	0.9447	0.9400	0.9350	0.9297	0.9241	0.9181	0.9117	0.9050	0.8978	0.8901	0.8819	0.8733	0.8640
39	0.9617	0.9582	0.9545	0.9504	0.9461	0.9415	0.9366	0.9314	0.9258	0.9199	0.9136	0.9069	0.8997	0.8921	0.8840	0.8754	0.8662
40	0.9629	0.9595	0.9558	0.9518	0.9476	0.9431	0.9382	0.9330	0.9276	0.9217	0.9155	0.9088	0.9017	0.8942	0.8861	0.8776	0.8684
41	0.9641	0.9607	0.9571	0.9532	0.9491	0.9446	0.9399	0.9348	0.9294	0.9236	0.9174	0.9108	0.9038	0.8963	0.8883	0.8798	0.8708
42	0.9653	0.9620	0.9585	0.9547	0.9506	0.9462	0.9415	0.9365	0.9312	0.9255	0.9194	0.9129	0.9060	0.8986	0.8907	0.8822	0.8732
43	0.9665	0.9633	0.9598	0.9561	0.9521	0.9478	0.9432	0.9383	0.9331	0.9275	0.9215	0.9151	0.9082	0.9009	0.8930	0.8847	0.8757
44	0.9677	0.9646	0.9612	0.9576	0.9537	0.9495	0.9450	0.9402	0.9350	0.9295	0.9236	0.9173	0.9105	0.9033	0.8955	0.8872	0.8784
45	0.9689	0.9658	0.9626	0.9591	0.9552	0.9511	0.9467	0.9420	0.9370	0.9316	0.9257	0.9195	0.9129	0.9057	0.8980	0.8898	0.8811
46	0.9701	0.9671	0.9640	0.9605	0.9568	0.9528	0.9485	0.9439	0.9390	0.9336	0.9279	0.9218	0.9153	0.9082	0.9007	0.8926	0.8839
47	0.9712	0.9684	0.9653	0.9620	0.9584	0.9545	0.9503	0.9458	0.9410	0.9358	0.9302	0.9242	0.9177	0.9108	0.9034	0.8954	0.8868
48	0.9724	0.9697	0.9667	0.9635	0.9600	0.9562	0.9521	0.9477	0.9430	0.9379	0.9325	0.9266	0.9202	0.9134	0.9061	0.8982	0.8898
49	0.9736	0.9709	0.9681	0.9649	0.9615	0.9579	0.9539	0.9496	0.9450	0.9401	0.9348	0.9290	0.9228	0.9161	0.9089	0.9012	0.8928
50	0.9747	0.9722	0.9694	0.9664	0.9631	0.9596	0.9557	0.9516	0.9471	0.9423	0.9371	0.9315	0.9254	0.9188	0.9118	0.9042	0.8959
51	0.9759	0.9734	0.9707	0.9678	0.9647	0.9612	0.9575	0.9535	0.9492	0.9445	0.9394	0.9339	0.9280	0.9216	0.9147	0.9072	0.8991
52	0.9770	0.9746	0.9721	0.9693	0.9662	0.9629	0.9593	0.9554	0.9512	0.9467	0.9418	0.9364	0.9307	0.9244	0.9177	0.9103	0.9024
53	0.9781	0.9758	0.9734	0.9707	0.9677	0.9645	0.9611	0.9573	0.9533	0.9489	0.9441	0.9390	0.9333	0.9273	0.9206	0.9135	0.9057
54	0.9792	0.9770	0.9746	0.9721	0.9692	0.9662	0.9629	0.9592	0.9553	0.9511	0.9465	0.9415	0.9360	0.9301	0.9237	0.9167	0.9091
55	0.9802	0.9781	0.9759	0.9734	0.9707	0.9678	0.9646	0.9611	0.9574	0.9533	0.9488	0.9440	0.9387	0.9330	0.9267	0.9199	0.9125

62

APPENDICES

Table M-1 (cont’d)

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Weekly – 1 Participants –

75% Joint and Survivor Annuity Without Popup

	Age of Pensioner
	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
56	0.9812	0.9793	0.9771	0.9748	0.9722	0.9694	0.9663	0.9630	0.9594	0.9555	0.9512	0.9465	0.9414	0.9359	0.9298	0.9232	0.9160
57	0.9822	0.9804	0.9783	0.9761	0.9736	0.9709	0.9680	0.9648	0.9614	0.9576	0.9535	0.9490	0.9441	0.9388	0.9329	0.9265	0.9195
58	0.9832	0.9814	0.9795	0.9774	0.9750	0.9725	0.9697	0.9667	0.9634	0.9597	0.9558	0.9515	0.9468	0.9416	0.9360	0.9298	0.9230
59	0.9842	0.9825	0.9806	0.9786	0.9764	0.9740	0.9713	0.9684	0.9653	0.9618	0.9581	0.9540	0.9494	0.9445	0.9390	0.9331	0.9265
60	0.9851	0.9835	0.9817	0.9798	0.9777	0.9754	0.9729	0.9702	0.9672	0.9639	0.9603	0.9564	0.9521	0.9473	0.9421	0.9364	0.9301
61	0.9860	0.9845	0.9828	0.9810	0.9790	0.9768	0.9745	0.9719	0.9690	0.9659	0.9625	0.9588	0.9547	0.9501	0.9451	0.9396	0.9336
62	0.9868	0.9854	0.9839	0.9822	0.9803	0.9782	0.9760	0.9735	0.9708	0.9679	0.9647	0.9611	0.9572	0.9529	0.9481	0.9428	0.9370
63	0.9877	0.9863	0.9849	0.9833	0.9815	0.9796	0.9774	0.9751	0.9726	0.9698	0.9668	0.9634	0.9597	0.9556	0.9510	0.9460	0.9405
64	0.9885	0.9872	0.9858	0.9843	0.9827	0.9809	0.9789	0.9767	0.9743	0.9717	0.9688	0.9656	0.9621	0.9582	0.9539	0.9491	0.9438
65	0.9892	0.9881	0.9868	0.9854	0.9838	0.9821	0.9802	0.9782	0.9760	0.9735	0.9708	0.9678	0.9645	0.9608	0.9567	0.9522	0.9472
66	0.9900	0.9889	0.9877	0.9863	0.9849	0.9833	0.9815	0.9796	0.9775	0.9752	0.9727	0.9699	0.9668	0.9633	0.9595	0.9552	0.9504
67	0.9907	0.9896	0.9885	0.9873	0.9859	0.9844	0.9828	0.9810	0.9791	0.9769	0.9745	0.9719	0.9690	0.9657	0.9621	0.9581	0.9536
68	0.9913	0.9904	0.9893	0.9882	0.9869	0.9855	0.9840	0.9823	0.9805	0.9785	0.9763	0.9738	0.9711	0.9681	0.9647	0.9609	0.9566
69	0.9920	0.9911	0.9901	0.9890	0.9878	0.9866	0.9851	0.9836	0.9819	0.9800	0.9780	0.9757	0.9731	0.9703	0.9671	0.9635	0.9596
70	0.9926	0.9918	0.9908	0.9898	0.9887	0.9875	0.9862	0.9848	0.9832	0.9815	0.9796	0.9774	0.9751	0.9724	0.9695	0.9661	0.9624
71	0.9931	0.9924	0.9915	0.9906	0.9896	0.9885	0.9873	0.9859	0.9845	0.9829	0.9811	0.9791	0.9769	0.9745	0.9717	0.9686	0.9651
72	0.9937	0.9930	0.9922	0.9913	0.9904	0.9894	0.9882	0.9870	0.9857	0.9842	0.9825	0.9807	0.9787	0.9764	0.9738	0.9710	0.9677
73	0.9942	0.9935	0.9928	0.9920	0.9912	0.9902	0.9892	0.9880	0.9868	0.9854	0.9839	0.9822	0.9804	0.9783	0.9759	0.9732	0.9702
74	0.9947	0.9941	0.9934	0.9927	0.9919	0.9910	0.9900	0.9890	0.9878	0.9866	0.9852	0.9837	0.9819	0.9800	0.9778	0.9753	0.9725
75	0.9951	0.9946	0.9940	0.9933	0.9925	0.9917	0.9909	0.9899	0.9888	0.9877	0.9864	0.9850	0.9834	0.9816	0.9796	0.9774	0.9748
76	0.9955	0.9950	0.9945	0.9938	0.9932	0.9924	0.9916	0.9907	0.9898	0.9887	0.9876	0.9863	0.9848	0.9832	0.9813	0.9792	0.9769
77	0.9959	0.9955	0.9949	0.9944	0.9938	0.9931	0.9923	0.9915	0.9906	0.9897	0.9886	0.9874	0.9861	0.9846	0.9829	0.9810	0.9788
78	0.9963	0.9959	0.9954	0.9949	0.9943	0.9937	0.9930	0.9923	0.9915	0.9906	0.9896	0.9885	0.9873	0.9859	0.9844	0.9827	0.9807
79	0.9966	0.9962	0.9958	0.9953	0.9948	0.9942	0.9936	0.9929	0.9922	0.9914	0.9905	0.9895	0.9884	0.9872	0.9858	0.9842	0.9824
80	0.9969	0.9966	0.9962	0.9957	0.9953	0.9947	0.9942	0.9936	0.9929	0.9922	0.9914	0.9905	0.9895	0.9883	0.9871	0.9856	0.9839
81	0.9972	0.9969	0.9965	0.9961	0.9957	0.9952	0.9947	0.9941	0.9935	0.9929	0.9921	0.9913	0.9904	0.9894	0.9882	0.9869	0.9854
82	0.9975	0.9972	0.9969	0.9965	0.9961	0.9957	0.9952	0.9947	0.9941	0.9935	0.9929	0.9921	0.9913	0.9904	0.9893	0.9881	0.9867
83	0.9977	0.9975	0.9972	0.9968	0.9965	0.9961	0.9956	0.9952	0.9947	0.9941	0.9935	0.9929	0.9921	0.9913	0.9903	0.9892	0.9880
84	0.9979	0.9977	0.9974	0.9971	0.9968	0.9964	0.9960	0.9956	0.9952	0.9947	0.9941	0.9935	0.9929	0.9921	0.9912	0.9903	0.9891
85	0.9981	0.9979	0.9977	0.9974	0.9971	0.9968	0.9964	0.9960	0.9956	0.9952	0.9947	0.9942	0.9935	0.9929	0.9921	0.9912	0.9902

63

APPENDICES

Table M-1 (cont’d)

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Weekly – 1 Participants –

75% Joint and Survivor Annuity Without Popup

	Age of Pensioner
	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
25	0.8340	0.8234	0.8123	0.8006	0.7883	0.7755	0.7621	0.7482	0.7338	0.7189	0.7035	0.6877	0.6715	0.6549	0.6378	0.6204	0.6027
26	0.8351	0.8245	0.8134	0.8017	0.7894	0.7766	0.7632	0.7493	0.7348	0.7199	0.7046	0.6888	0.6726	0.6559	0.6388	0.6214	0.6037
27	0.8363	0.8257	0.8146	0.8029	0.7906	0.7777	0.7644	0.7504	0.7360	0.7211	0.7057	0.6899	0.6737	0.6570	0.6399	0.6225	0.6048
28	0.8375	0.8269	0.8158	0.8041	0.7918	0.7790	0.7656	0.7517	0.7372	0.7223	0.7070	0.6911	0.6749	0.6582	0.6411	0.6236	0.6059
29	0.8388	0.8283	0.8171	0.8054	0.7932	0.7803	0.7669	0.7530	0.7386	0.7236	0.7082	0.6924	0.6761	0.6594	0.6423	0.6249	0.6071
30	0.8402	0.8296	0.8185	0.8068	0.7946	0.7817	0.7683	0.7544	0.7400	0.7250	0.7096	0.6938	0.6775	0.6608	0.6436	0.6262	0.6084
31	0.8416	0.8311	0.8200	0.8083	0.7960	0.7832	0.7698	0.7559	0.7414	0.7265	0.7111	0.6952	0.6789	0.6622	0.6451	0.6275	0.6097
32	0.8432	0.8327	0.8216	0.8099	0.7976	0.7848	0.7714	0.7575	0.7430	0.7281	0.7127	0.6968	0.6805	0.6637	0.6465	0.6290	0.6112
33	0.8448	0.8343	0.8232	0.8115	0.7993	0.7865	0.7731	0.7591	0.7447	0.7297	0.7143	0.6984	0.6821	0.6653	0.6481	0.6306	0.6127
34	0.8465	0.8360	0.8249	0.8133	0.8011	0.7882	0.7748	0.7609	0.7465	0.7315	0.7161	0.7002	0.6838	0.6670	0.6498	0.6323	0.6144
35	0.8483	0.8378	0.8268	0.8151	0.8029	0.7901	0.7767	0.7628	0.7483	0.7334	0.7179	0.7020	0.6857	0.6689	0.6516	0.6340	0.6161
36	0.8502	0.8397	0.8287	0.8171	0.8049	0.7921	0.7787	0.7648	0.7503	0.7354	0.7199	0.7040	0.6876	0.6708	0.6536	0.6359	0.6180
37	0.8522	0.8418	0.8308	0.8192	0.8070	0.7942	0.7808	0.7669	0.7524	0.7375	0.7220	0.7061	0.6897	0.6729	0.6556	0.6379	0.6200
38	0.8543	0.8439	0.8329	0.8213	0.8092	0.7964	0.7830	0.7691	0.7547	0.7397	0.7242	0.7083	0.6919	0.6751	0.6578	0.6401	0.6221
39	0.8564	0.8461	0.8352	0.8236	0.8115	0.7987	0.7854	0.7715	0.7570	0.7421	0.7266	0.7107	0.6943	0.6774	0.6601	0.6424	0.6243
40	0.8587	0.8484	0.8375	0.8260	0.8139	0.8012	0.7879	0.7740	0.7595	0.7446	0.7291	0.7132	0.6967	0.6798	0.6625	0.6448	0.6267
41	0.8611	0.8509	0.8400	0.8285	0.8165	0.8038	0.7905	0.7766	0.7622	0.7472	0.7318	0.7158	0.6994	0.6825	0.6651	0.6474	0.6293
42	0.8636	0.8534	0.8426	0.8312	0.8191	0.8065	0.7932	0.7794	0.7649	0.7500	0.7345	0.7186	0.7022	0.6852	0.6679	0.6501	0.6320
43	0.8662	0.8561	0.8453	0.8340	0.8219	0.8093	0.7961	0.7823	0.7679	0.7529	0.7375	0.7215	0.7051	0.6882	0.6708	0.6530	0.6348
44	0.8689	0.8588	0.8482	0.8368	0.8249	0.8123	0.7991	0.7853	0.7710	0.7560	0.7406	0.7246	0.7082	0.6913	0.6738	0.6560	0.6378
45	0.8717	0.8617	0.8511	0.8399	0.8280	0.8154	0.8023	0.7885	0.7742	0.7593	0.7439	0.7279	0.7115	0.6945	0.6771	0.6592	0.6410
46	0.8746	0.8647	0.8542	0.8430	0.8312	0.8187	0.8056	0.7919	0.7776	0.7627	0.7473	0.7314	0.7149	0.6980	0.6805	0.6626	0.6444
47	0.8776	0.8678	0.8573	0.8462	0.8345	0.8221	0.8090	0.7954	0.7811	0.7663	0.7509	0.7350	0.7185	0.7016	0.6841	0.6662	0.6480
48	0.8807	0.8710	0.8606	0.8496	0.8379	0.8256	0.8126	0.7990	0.7848	0.7700	0.7547	0.7388	0.7224	0.7054	0.6879	0.6700	0.6517
49	0.8839	0.8743	0.8640	0.8531	0.8415	0.8293	0.8164	0.8029	0.7887	0.7740	0.7587	0.7428	0.7264	0.7094	0.6919	0.6740	0.6557
50	0.8871	0.8776	0.8675	0.8567	0.8453	0.8331	0.8203	0.8068	0.7928	0.7781	0.7628	0.7470	0.7306	0.7136	0.6962	0.6782	0.6599
51	0.8905	0.8811	0.8711	0.8605	0.8491	0.8371	0.8243	0.8110	0.7970	0.7823	0.7671	0.7513	0.7350	0.7181	0.7006	0.6827	0.6643
52	0.8939	0.8847	0.8748	0.8643	0.8531	0.8411	0.8285	0.8153	0.8014	0.7868	0.7717	0.7559	0.7396	0.7227	0.7053	0.6873	0.6689
53	0.8974	0.8883	0.8786	0.8682	0.8572	0.8454	0.8329	0.8197	0.8059	0.7915	0.7764	0.7607	0.7445	0.7276	0.7102	0.6922	0.6738
54	0.9009	0.8921	0.8825	0.8723	0.8614	0.8497	0.8374	0.8244	0.8107	0.7963	0.7813	0.7657	0.7495	0.7327	0.7153	0.6974	0.6790
55	0.9045	0.8959	0.8865	0.8765	0.8657	0.8542	0.8420	0.8292	0.8156	0.8014	0.7865	0.7710	0.7548	0.7381	0.7207	0.7028	0.6844

64

APPENDICES

Table M-1 (cont’d)

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Weekly – 1 Participants –

75% Joint and Survivor Annuity Without Popup

	Age of Pensioner
	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
56	0.9082	0.8997	0.8906	0.8807	0.8701	0.8588	0.8468	0.8341	0.8207	0.8066	0.7918	0.7764	0.7604	0.7437	0.7264	0.7085	0.6902
57	0.9119	0.9036	0.8947	0.8850	0.8747	0.8636	0.8517	0.8392	0.8260	0.8120	0.7974	0.7821	0.7662	0.7496	0.7324	0.7145	0.6962
58	0.9156	0.9076	0.8989	0.8894	0.8793	0.8684	0.8568	0.8444	0.8314	0.8176	0.8032	0.7880	0.7722	0.7557	0.7386	0.7208	0.7025
59	0.9194	0.9116	0.9031	0.8939	0.8840	0.8733	0.8620	0.8498	0.8370	0.8234	0.8091	0.7941	0.7785	0.7621	0.7451	0.7274	0.7092
60	0.9231	0.9156	0.9074	0.8984	0.8888	0.8784	0.8672	0.8553	0.8427	0.8293	0.8153	0.8005	0.7850	0.7687	0.7518	0.7343	0.7161
61	0.9269	0.9196	0.9116	0.9030	0.8936	0.8834	0.8726	0.8609	0.8485	0.8354	0.8216	0.8070	0.7917	0.7756	0.7589	0.7414	0.7234
62	0.9306	0.9236	0.9159	0.9075	0.8984	0.8886	0.8780	0.8666	0.8545	0.8416	0.8280	0.8137	0.7986	0.7827	0.7661	0.7488	0.7309
63	0.9343	0.9276	0.9202	0.9121	0.9033	0.8937	0.8834	0.8724	0.8605	0.8480	0.8346	0.8205	0.8057	0.7900	0.7736	0.7565	0.7388
64	0.9380	0.9315	0.9244	0.9166	0.9081	0.8989	0.8889	0.8782	0.8667	0.8544	0.8413	0.8275	0.8129	0.7975	0.7814	0.7645	0.7469
65	0.9416	0.9354	0.9286	0.9211	0.9130	0.9041	0.8944	0.8840	0.8728	0.8609	0.8481	0.8346	0.8203	0.8052	0.7893	0.7726	0.7552
66	0.9451	0.9392	0.9327	0.9256	0.9177	0.9092	0.8999	0.8898	0.8790	0.8674	0.8550	0.8418	0.8278	0.8130	0.7974	0.7809	0.7638
67	0.9485	0.9429	0.9368	0.9299	0.9224	0.9142	0.9053	0.8956	0.8851	0.8739	0.8619	0.8491	0.8354	0.8209	0.8056	0.7895	0.7726
68	0.9519	0.9466	0.9407	0.9342	0.9271	0.9192	0.9107	0.9013	0.8913	0.8804	0.8688	0.8563	0.8431	0.8289	0.8139	0.7981	0.7815
69	0.9551	0.9501	0.9446	0.9384	0.9316	0.9241	0.9159	0.9070	0.8973	0.8869	0.8756	0.8636	0.8507	0.8370	0.8223	0.8069	0.7906
70	0.9582	0.9535	0.9483	0.9425	0.9360	0.9289	0.9211	0.9126	0.9033	0.8933	0.8825	0.8708	0.8584	0.8450	0.8308	0.8157	0.7998
71	0.9612	0.9568	0.9519	0.9464	0.9403	0.9336	0.9261	0.9180	0.9092	0.8996	0.8892	0.8780	0.8660	0.8531	0.8393	0.8246	0.8091
72	0.9641	0.9599	0.9553	0.9502	0.9444	0.9381	0.9311	0.9234	0.9149	0.9058	0.8959	0.8851	0.8736	0.8611	0.8478	0.8335	0.8184
73	0.9668	0.9630	0.9586	0.9538	0.9484	0.9424	0.9358	0.9285	0.9205	0.9118	0.9024	0.8921	0.8810	0.8691	0.8562	0.8424	0.8277
74	0.9694	0.9658	0.9618	0.9573	0.9523	0.9466	0.9404	0.9335	0.9260	0.9177	0.9087	0.8990	0.8884	0.8769	0.8645	0.8512	0.8370
75	0.9719	0.9685	0.9648	0.9606	0.9559	0.9507	0.9448	0.9384	0.9312	0.9234	0.9149	0.9056	0.8955	0.8846	0.8727	0.8600	0.8463
76	0.9742	0.9711	0.9677	0.9638	0.9594	0.9545	0.9490	0.9430	0.9363	0.9289	0.9209	0.9121	0.9025	0.8921	0.8808	0.8685	0.8554
77	0.9764	0.9735	0.9703	0.9667	0.9627	0.9581	0.9530	0.9474	0.9411	0.9342	0.9266	0.9184	0.9093	0.8994	0.8886	0.8769	0.8643
78	0.9784	0.9758	0.9729	0.9695	0.9658	0.9615	0.9568	0.9515	0.9457	0.9392	0.9321	0.9243	0.9158	0.9064	0.8962	0.8850	0.8730
79	0.9803	0.9779	0.9752	0.9721	0.9687	0.9648	0.9604	0.9555	0.9500	0.9440	0.9374	0.9300	0.9220	0.9131	0.9035	0.8929	0.8814
80	0.9820	0.9799	0.9774	0.9746	0.9714	0.9678	0.9637	0.9592	0.9541	0.9485	0.9423	0.9355	0.9279	0.9196	0.9105	0.9004	0.8896
81	0.9837	0.9817	0.9794	0.9768	0.9739	0.9706	0.9669	0.9627	0.9580	0.9528	0.9470	0.9406	0.9336	0.9257	0.9171	0.9077	0.8974
82	0.9852	0.9834	0.9813	0.9789	0.9763	0.9732	0.9698	0.9659	0.9616	0.9568	0.9514	0.9455	0.9389	0.9316	0.9235	0.9146	0.9049
83	0.9866	0.9849	0.9830	0.9809	0.9784	0.9756	0.9725	0.9689	0.9650	0.9605	0.9556	0.9500	0.9439	0.9371	0.9296	0.9213	0.9121
84	0.9878	0.9864	0.9847	0.9827	0.9805	0.9779	0.9750	0.9718	0.9681	0.9640	0.9594	0.9544	0.9487	0.9424	0.9353	0.9276	0.9190
85	0.9890	0.9877	0.9861	0.9844	0.9823	0.9800	0.9774	0.9744	0.9710	0.9673	0.9631	0.9584	0.9532	0.9473	0.9408	0.9335	0.9255

65

APPENDICES

Table M-2

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Weekly – 1 Participants –

75% Joint and Survivor Annuity With Popup

	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
25	0.9863	0.9852	0.9839	0.9826	0.9811	0.9795	0.9777	0.9759	0.9738	0.9717	0.9693	0.9668	0.9640	0.9611	0.9579	0.9546	0.9509
26	0.9867	0.9856	0.9843	0.9830	0.9815	0.9799	0.9782	0.9764	0.9744	0.9722	0.9699	0.9674	0.9647	0.9618	0.9587	0.9553	0.9517
27	0.9870	0.9859	0.9847	0.9834	0.9820	0.9804	0.9787	0.9769	0.9749	0.9728	0.9705	0.9680	0.9654	0.9625	0.9594	0.9560	0.9525
28	0.9874	0.9863	0.9851	0.9838	0.9824	0.9809	0.9792	0.9775	0.9755	0.9734	0.9711	0.9687	0.9661	0.9632	0.9601	0.9568	0.9533
29	0.9877	0.9867	0.9855	0.9842	0.9829	0.9814	0.9798	0.9780	0.9761	0.9740	0.9718	0.9694	0.9668	0.9639	0.9609	0.9576	0.9541
30	0.9881	0.9870	0.9859	0.9847	0.9833	0.9819	0.9803	0.9785	0.9767	0.9746	0.9724	0.9701	0.9675	0.9647	0.9617	0.9585	0.9550
31	0.9884	0.9874	0.9863	0.9851	0.9838	0.9824	0.9808	0.9791	0.9773	0.9753	0.9731	0.9708	0.9682	0.9655	0.9625	0.9593	0.9559
32	0.9887	0.9878	0.9867	0.9855	0.9842	0.9828	0.9813	0.9797	0.9779	0.9759	0.9738	0.9715	0.9690	0.9663	0.9633	0.9602	0.9568
33	0.9891	0.9881	0.9871	0.9859	0.9847	0.9833	0.9818	0.9802	0.9785	0.9765	0.9744	0.9722	0.9697	0.9671	0.9642	0.9611	0.9577
34	0.9894	0.9885	0.9875	0.9864	0.9851	0.9838	0.9824	0.9808	0.9791	0.9772	0.9751	0.9729	0.9705	0.9679	0.9650	0.9620	0.9586
35	0.9897	0.9888	0.9879	0.9868	0.9856	0.9843	0.9829	0.9813	0.9797	0.9778	0.9758	0.9736	0.9713	0.9687	0.9659	0.9629	0.9596
36	0.9901	0.9892	0.9882	0.9872	0.9860	0.9848	0.9834	0.9819	0.9803	0.9785	0.9765	0.9744	0.9720	0.9695	0.9668	0.9638	0.9606
37	0.9904	0.9895	0.9886	0.9876	0.9865	0.9853	0.9839	0.9825	0.9808	0.9791	0.9772	0.9751	0.9728	0.9704	0.9677	0.9647	0.9616
38	0.9907	0.9899	0.9890	0.9880	0.9869	0.9857	0.9844	0.9830	0.9814	0.9797	0.9779	0.9758	0.9736	0.9712	0.9686	0.9657	0.9626
39	0.9910	0.9902	0.9893	0.9884	0.9873	0.9862	0.9849	0.9836	0.9820	0.9804	0.9786	0.9766	0.9744	0.9720	0.9695	0.9666	0.9636
40	0.9913	0.9905	0.9897	0.9888	0.9878	0.9867	0.9854	0.9841	0.9826	0.9810	0.9792	0.9773	0.9752	0.9729	0.9704	0.9676	0.9646
41	0.9916	0.9909	0.9900	0.9892	0.9882	0.9871	0.9859	0.9846	0.9832	0.9816	0.9799	0.9780	0.9760	0.9737	0.9713	0.9686	0.9656
42	0.9919	0.9912	0.9904	0.9895	0.9886	0.9876	0.9864	0.9851	0.9838	0.9822	0.9806	0.9788	0.9768	0.9746	0.9721	0.9695	0.9667
43	0.9921	0.9915	0.9907	0.9899	0.9890	0.9880	0.9869	0.9857	0.9843	0.9829	0.9812	0.9795	0.9775	0.9754	0.9730	0.9705	0.9677
44	0.9924	0.9918	0.9911	0.9903	0.9894	0.9884	0.9873	0.9862	0.9849	0.9835	0.9819	0.9802	0.9783	0.9762	0.9739	0.9714	0.9687
45	0.9927	0.9921	0.9914	0.9906	0.9898	0.9888	0.9878	0.9867	0.9854	0.9840	0.9825	0.9809	0.9790	0.9770	0.9748	0.9724	0.9697
46	0.9929	0.9923	0.9917	0.9909	0.9901	0.9892	0.9882	0.9872	0.9860	0.9846	0.9832	0.9816	0.9798	0.9778	0.9757	0.9733	0.9708
47	0.9932	0.9926	0.9920	0.9913	0.9905	0.9896	0.9887	0.9876	0.9865	0.9852	0.9838	0.9822	0.9805	0.9786	0.9765	0.9743	0.9718
48	0.9934	0.9929	0.9923	0.9916	0.9909	0.9900	0.9891	0.9881	0.9870	0.9857	0.9844	0.9829	0.9812	0.9794	0.9774	0.9752	0.9728
49	0.9937	0.9932	0.9926	0.9919	0.9912	0.9904	0.9895	0.9886	0.9875	0.9863	0.9850	0.9835	0.9819	0.9802	0.9782	0.9761	0.9737
50	0.9939	0.9934	0.9928	0.9922	0.9915	0.9908	0.9899	0.9890	0.9880	0.9868	0.9856	0.9842	0.9826	0.9809	0.9790	0.9770	0.9747
51	0.9941	0.9937	0.9931	0.9925	0.9919	0.9911	0.9903	0.9894	0.9884	0.9873	0.9861	0.9848	0.9833	0.9817	0.9799	0.9779	0.9757
52	0.9944	0.9939	0.9934	0.9928	0.9922	0.9915	0.9907	0.9898	0.9889	0.9878	0.9867	0.9854	0.9840	0.9824	0.9806	0.9787	0.9766
53	0.9946	0.9941	0.9936	0.9931	0.9925	0.9918	0.9911	0.9903	0.9893	0.9883	0.9872	0.9860	0.9846	0.9831	0.9814	0.9796	0.9775
54	0.9948	0.9944	0.9939	0.9934	0.9928	0.9922	0.9914	0.9907	0.9898	0.9888	0.9877	0.9866	0.9852	0.9838	0.9822	0.9804	0.9784
55	0.9950	0.9946	0.9941	0.9936	0.9931	0.9925	0.9918	0.9910	0.9902	0.9893	0.9883	0.9871	0.9859	0.9845	0.9829	0.9812	0.9793

66

APPENDICES

Table M-2 (cont’d)

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Weekly – 1 Participants –

75% Joint and Survivor Annuity With Popup

	Age of Pensioner
	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
56	0.9952	0.9948	0.9944	0.9939	0.9934	0.9928	0.9921	0.9914	0.9906	0.9897	0.9887	0.9877	0.9865	0.9851	0.9836	0.9820	0.9801
57	0.9954	0.9950	0.9946	0.9941	0.9936	0.9931	0.9925	0.9918	0.9910	0.9902	0.9892	0.9882	0.9870	0.9857	0.9843	0.9827	0.9810
58	0.9956	0.9952	0.9948	0.9944	0.9939	0.9934	0.9928	0.9921	0.9914	0.9906	0.9897	0.9887	0.9876	0.9864	0.9850	0.9835	0.9818
59	0.9957	0.9954	0.9950	0.9946	0.9942	0.9937	0.9931	0.9925	0.9918	0.9910	0.9901	0.9892	0.9881	0.9870	0.9856	0.9842	0.9826
60	0.9959	0.9956	0.9953	0.9949	0.9944	0.9939	0.9934	0.9928	0.9921	0.9914	0.9906	0.9897	0.9887	0.9875	0.9863	0.9849	0.9833
61	0.9961	0.9958	0.9955	0.9951	0.9947	0.9942	0.9937	0.9931	0.9925	0.9918	0.9910	0.9902	0.9892	0.9881	0.9869	0.9856	0.9841
62	0.9963	0.9960	0.9956	0.9953	0.9949	0.9945	0.9940	0.9934	0.9928	0.9922	0.9914	0.9906	0.9897	0.9887	0.9875	0.9862	0.9848
63	0.9964	0.9961	0.9958	0.9955	0.9951	0.9947	0.9943	0.9937	0.9932	0.9925	0.9918	0.9910	0.9902	0.9892	0.9881	0.9869	0.9855
64	0.9966	0.9963	0.9960	0.9957	0.9953	0.9950	0.9945	0.9940	0.9935	0.9929	0.9922	0.9915	0.9906	0.9897	0.9886	0.9875	0.9862
65	0.9967	0.9965	0.9962	0.9959	0.9956	0.9952	0.9948	0.9943	0.9938	0.9932	0.9926	0.9919	0.9911	0.9902	0.9892	0.9881	0.9868
66	0.9969	0.9966	0.9964	0.9961	0.9958	0.9954	0.9950	0.9946	0.9941	0.9935	0.9929	0.9923	0.9915	0.9907	0.9897	0.9886	0.9875
67	0.9970	0.9968	0.9965	0.9963	0.9960	0.9956	0.9953	0.9948	0.9944	0.9939	0.9933	0.9926	0.9919	0.9911	0.9902	0.9892	0.9881
68	0.9971	0.9969	0.9967	0.9964	0.9961	0.9958	0.9955	0.9951	0.9946	0.9942	0.9936	0.9930	0.9923	0.9915	0.9907	0.9897	0.9887
69	0.9972	0.9971	0.9968	0.9966	0.9963	0.9960	0.9957	0.9953	0.9949	0.9944	0.9939	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892
70	0.9974	0.9972	0.9970	0.9968	0.9965	0.9962	0.9959	0.9956	0.9952	0.9947	0.9942	0.9937	0.9931	0.9924	0.9916	0.9907	0.9898
71	0.9975	0.9973	0.9971	0.9969	0.9967	0.9964	0.9961	0.9958	0.9954	0.9950	0.9945	0.9940	0.9934	0.9928	0.9920	0.9912	0.9903
72	0.9976	0.9974	0.9973	0.9971	0.9968	0.9966	0.9963	0.9960	0.9956	0.9952	0.9948	0.9943	0.9938	0.9931	0.9924	0.9917	0.9908
73	0.9977	0.9976	0.9974	0.9972	0.9970	0.9967	0.9965	0.9962	0.9959	0.9955	0.9951	0.9946	0.9941	0.9935	0.9928	0.9921	0.9913
74	0.9978	0.9977	0.9975	0.9973	0.9971	0.9969	0.9967	0.9964	0.9961	0.9957	0.9953	0.9949	0.9944	0.9939	0.9932	0.9925	0.9917
75	0.9979	0.9978	0.9976	0.9975	0.9973	0.9971	0.9968	0.9966	0.9963	0.9959	0.9956	0.9952	0.9947	0.9942	0.9936	0.9929	0.9922
76	0.9980	0.9979	0.9977	0.9976	0.9974	0.9972	0.9970	0.9967	0.9965	0.9962	0.9958	0.9954	0.9950	0.9945	0.9939	0.9933	0.9926
77	0.9981	0.9980	0.9979	0.9977	0.9975	0.9974	0.9971	0.9969	0.9967	0.9964	0.9960	0.9957	0.9953	0.9948	0.9943	0.9937	0.9930
78	0.9982	0.9981	0.9980	0.9978	0.9977	0.9975	0.9973	0.9971	0.9968	0.9966	0.9963	0.9959	0.9955	0.9951	0.9946	0.9940	0.9934
79	0.9983	0.9982	0.9981	0.9979	0.9978	0.9976	0.9974	0.9972	0.9970	0.9967	0.9965	0.9961	0.9958	0.9954	0.9949	0.9943	0.9937
80	0.9984	0.9983	0.9982	0.9980	0.9979	0.9977	0.9976	0.9974	0.9972	0.9969	0.9967	0.9964	0.9960	0.9956	0.9952	0.9947	0.9941
81	0.9984	0.9984	0.9982	0.9981	0.9980	0.9979	0.9977	0.9975	0.9973	0.9971	0.9968	0.9966	0.9962	0.9959	0.9954	0.9950	0.9944
82	0.9985	0.9984	0.9983	0.9982	0.9981	0.9980	0.9978	0.9976	0.9975	0.9972	0.9970	0.9968	0.9965	0.9961	0.9957	0.9952	0.9947
83	0.9986	0.9985	0.9984	0.9983	0.9982	0.9981	0.9979	0.9978	0.9976	0.9974	0.9972	0.9969	0.9967	0.9963	0.9960	0.9955	0.9950
84	0.9987	0.9986	0.9985	0.9984	0.9983	0.9982	0.9980	0.9979	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9962	0.9958	0.9953
85	0.9987	0.9987	0.9986	0.9985	0.9984	0.9983	0.9981	0.9980	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9960	0.9956

67

APPENDICES

Table M-2 (cont’d)

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Weekly – 1 Participants –

75% Joint and Survivor Annuity With Popup

	Age of Pensioner
	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
25	0.9471	0.9429	0.9386	0.9339	0.9290	0.9237	0.9182	0.9124	0.9063	0.8999	0.8931	0.8859	0.8783	0.8702	0.8617	0.8528	0.8433
26	0.9478	0.9437	0.9394	0.9347	0.9298	0.9246	0.9191	0.9134	0.9073	0.9008	0.8940	0.8869	0.8793	0.8712	0.8628	0.8538	0.8443
27	0.9487	0.9446	0.9402	0.9356	0.9307	0.9256	0.9201	0.9143	0.9082	0.9018	0.8951	0.8879	0.8803	0.8723	0.8638	0.8549	0.8454
28	0.9495	0.9454	0.9411	0.9365	0.9317	0.9265	0.9211	0.9153	0.9093	0.9029	0.8961	0.8890	0.8814	0.8734	0.8650	0.8560	0.8465
29	0.9504	0.9463	0.9421	0.9375	0.9327	0.9275	0.9221	0.9164	0.9104	0.9040	0.8972	0.8901	0.8826	0.8746	0.8662	0.8572	0.8478
30	0.9513	0.9473	0.9430	0.9385	0.9337	0.9286	0.9232	0.9175	0.9115	0.9051	0.8984	0.8913	0.8838	0.8758	0.8674	0.8585	0.8490
31	0.9522	0.9482	0.9440	0.9395	0.9347	0.9297	0.9243	0.9187	0.9127	0.9063	0.8997	0.8926	0.8851	0.8771	0.8687	0.8598	0.8504
32	0.9531	0.9492	0.9450	0.9406	0.9358	0.9308	0.9255	0.9199	0.9139	0.9076	0.9009	0.8939	0.8864	0.8785	0.8701	0.8612	0.8518
33	0.9541	0.9502	0.9461	0.9417	0.9370	0.9320	0.9267	0.9211	0.9152	0.9089	0.9023	0.8953	0.8878	0.8799	0.8716	0.8627	0.8533
34	0.9551	0.9512	0.9472	0.9428	0.9381	0.9332	0.9279	0.9224	0.9165	0.9103	0.9037	0.8967	0.8893	0.8814	0.8731	0.8642	0.8549
35	0.9561	0.9523	0.9483	0.9439	0.9393	0.9344	0.9292	0.9237	0.9179	0.9117	0.9051	0.8982	0.8908	0.8830	0.8747	0.8658	0.8565
36	0.9571	0.9534	0.9494	0.9451	0.9406	0.9357	0.9306	0.9251	0.9193	0.9132	0.9066	0.8997	0.8924	0.8846	0.8763	0.8675	0.8582
37	0.9582	0.9545	0.9505	0.9463	0.9418	0.9370	0.9319	0.9265	0.9208	0.9147	0.9082	0.9013	0.8940	0.8863	0.8780	0.8693	0.8600
38	0.9592	0.9556	0.9517	0.9476	0.9431	0.9384	0.9333	0.9280	0.9223	0.9162	0.9098	0.9030	0.8958	0.8880	0.8798	0.8711	0.8619
39	0.9603	0.9567	0.9529	0.9488	0.9444	0.9398	0.9348	0.9295	0.9238	0.9179	0.9115	0.9047	0.8975	0.8899	0.8817	0.8731	0.8638
40	0.9614	0.9579	0.9541	0.9501	0.9458	0.9412	0.9362	0.9310	0.9254	0.9195	0.9132	0.9065	0.8994	0.8918	0.8837	0.8750	0.8659
41	0.9625	0.9591	0.9554	0.9514	0.9471	0.9426	0.9377	0.9326	0.9271	0.9212	0.9150	0.9083	0.9013	0.8937	0.8857	0.8771	0.8680
42	0.9636	0.9602	0.9566	0.9527	0.9485	0.9441	0.9393	0.9342	0.9288	0.9230	0.9168	0.9102	0.9032	0.8957	0.8878	0.8793	0.8702
43	0.9647	0.9614	0.9578	0.9540	0.9499	0.9455	0.9408	0.9358	0.9305	0.9248	0.9187	0.9122	0.9052	0.8978	0.8899	0.8815	0.8725
44	0.9658	0.9626	0.9591	0.9554	0.9513	0.9470	0.9424	0.9375	0.9322	0.9266	0.9206	0.9142	0.9073	0.9000	0.8921	0.8838	0.8748
45	0.9669	0.9637	0.9603	0.9567	0.9528	0.9485	0.9440	0.9392	0.9340	0.9284	0.9225	0.9162	0.9094	0.9022	0.8944	0.8861	0.8773
46	0.9680	0.9649	0.9616	0.9580	0.9542	0.9500	0.9456	0.9409	0.9358	0.9303	0.9245	0.9183	0.9116	0.9044	0.8967	0.8885	0.8798
47	0.9690	0.9661	0.9628	0.9594	0.9556	0.9516	0.9472	0.9426	0.9376	0.9322	0.9265	0.9204	0.9138	0.9067	0.8991	0.8910	0.8823
48	0.9701	0.9672	0.9641	0.9607	0.9570	0.9531	0.9488	0.9443	0.9394	0.9342	0.9285	0.9225	0.9160	0.9091	0.9016	0.8936	0.8850
49	0.9712	0.9684	0.9653	0.9620	0.9584	0.9546	0.9505	0.9460	0.9412	0.9361	0.9306	0.9247	0.9183	0.9115	0.9041	0.8962	0.8877
50	0.9722	0.9695	0.9665	0.9633	0.9599	0.9561	0.9521	0.9478	0.9431	0.9381	0.9327	0.9269	0.9206	0.9139	0.9066	0.8988	0.8905
51	0.9733	0.9706	0.9678	0.9646	0.9613	0.9576	0.9537	0.9495	0.9449	0.9400	0.9348	0.9291	0.9230	0.9163	0.9092	0.9016	0.8933
52	0.9743	0.9717	0.9689	0.9659	0.9627	0.9591	0.9553	0.9512	0.9468	0.9420	0.9369	0.9313	0.9253	0.9188	0.9118	0.9043	0.8962
53	0.9753	0.9728	0.9701	0.9672	0.9640	0.9606	0.9569	0.9529	0.9486	0.9440	0.9390	0.9335	0.9277	0.9213	0.9145	0.9071	0.8991
54	0.9762	0.9739	0.9713	0.9685	0.9654	0.9621	0.9585	0.9546	0.9505	0.9459	0.9411	0.9358	0.9301	0.9239	0.9172	0.9099	0.9021
55	0.9772	0.9749	0.9724	0.9697	0.9667	0.9635	0.9601	0.9563	0.9523	0.9479	0.9432	0.9380	0.9324	0.9264	0.9199	0.9128	0.9051

68

APPENDICES

Table M-2 (cont’d)

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Weekly – 1 Participants –

75% Joint and Survivor Annuity With Popup

	Age of Pensioner
	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
56	0.9781	0.9759	0.9735	0.9709	0.9680	0.9650	0.9616	0.9580	0.9541	0.9498	0.9452	0.9402	0.9348	0.9289	0.9226	0.9156	0.9081
57	0.9791	0.9769	0.9746	0.9721	0.9693	0.9664	0.9631	0.9596	0.9558	0.9517	0.9473	0.9425	0.9372	0.9315	0.9253	0.9185	0.9112
58	0.9799	0.9779	0.9757	0.9732	0.9706	0.9677	0.9646	0.9612	0.9576	0.9536	0.9493	0.9447	0.9396	0.9340	0.9280	0.9214	0.9142
59	0.9808	0.9789	0.9767	0.9744	0.9718	0.9691	0.9661	0.9628	0.9593	0.9555	0.9513	0.9468	0.9419	0.9365	0.9306	0.9242	0.9173
60	0.9816	0.9798	0.9777	0.9755	0.9730	0.9704	0.9675	0.9644	0.9610	0.9573	0.9533	0.9490	0.9442	0.9390	0.9333	0.9271	0.9203
61	0.9825	0.9807	0.9787	0.9765	0.9742	0.9717	0.9689	0.9659	0.9627	0.9591	0.9553	0.9511	0.9465	0.9414	0.9359	0.9299	0.9233
62	0.9833	0.9815	0.9796	0.9776	0.9753	0.9729	0.9703	0.9674	0.9643	0.9609	0.9572	0.9531	0.9487	0.9439	0.9385	0.9327	0.9263
63	0.9840	0.9824	0.9806	0.9786	0.9764	0.9741	0.9716	0.9688	0.9658	0.9626	0.9590	0.9552	0.9509	0.9462	0.9411	0.9355	0.9293
64	0.9848	0.9832	0.9815	0.9796	0.9775	0.9753	0.9729	0.9702	0.9674	0.9643	0.9609	0.9571	0.9531	0.9486	0.9436	0.9382	0.9322
65	0.9855	0.9840	0.9823	0.9805	0.9785	0.9764	0.9741	0.9716	0.9689	0.9659	0.9626	0.9591	0.9552	0.9509	0.9461	0.9409	0.9351
66	0.9862	0.9847	0.9831	0.9814	0.9795	0.9775	0.9753	0.9729	0.9703	0.9675	0.9643	0.9609	0.9572	0.9531	0.9485	0.9435	0.9380
67	0.9868	0.9855	0.9840	0.9823	0.9805	0.9786	0.9765	0.9742	0.9717	0.9690	0.9660	0.9628	0.9592	0.9552	0.9509	0.9461	0.9407
68	0.9875	0.9862	0.9847	0.9832	0.9814	0.9796	0.9776	0.9754	0.9730	0.9704	0.9676	0.9645	0.9611	0.9573	0.9532	0.9486	0.9435
69	0.9881	0.9868	0.9855	0.9840	0.9823	0.9806	0.9787	0.9766	0.9743	0.9719	0.9692	0.9662	0.9630	0.9594	0.9554	0.9510	0.9461
70	0.9887	0.9875	0.9862	0.9848	0.9832	0.9815	0.9797	0.9777	0.9756	0.9732	0.9707	0.9679	0.9648	0.9614	0.9576	0.9534	0.9487
71	0.9892	0.9881	0.9869	0.9855	0.9840	0.9824	0.9807	0.9788	0.9768	0.9746	0.9721	0.9695	0.9665	0.9633	0.9597	0.9556	0.9512
72	0.9898	0.9887	0.9875	0.9862	0.9848	0.9833	0.9816	0.9799	0.9779	0.9758	0.9735	0.9710	0.9682	0.9651	0.9617	0.9579	0.9536
73	0.9903	0.9893	0.9882	0.9869	0.9856	0.9841	0.9826	0.9809	0.9790	0.9770	0.9749	0.9725	0.9698	0.9669	0.9636	0.9600	0.9559
74	0.9908	0.9899	0.9888	0.9876	0.9863	0.9849	0.9835	0.9818	0.9801	0.9782	0.9762	0.9739	0.9714	0.9686	0.9655	0.9620	0.9582
75	0.9913	0.9904	0.9894	0.9882	0.9870	0.9857	0.9843	0.9828	0.9811	0.9793	0.9774	0.9752	0.9729	0.9702	0.9673	0.9640	0.9603
76	0.9918	0.9909	0.9899	0.9889	0.9877	0.9865	0.9851	0.9837	0.9821	0.9804	0.9786	0.9765	0.9743	0.9718	0.9690	0.9659	0.9624
77	0.9922	0.9914	0.9905	0.9894	0.9883	0.9872	0.9859	0.9845	0.9830	0.9814	0.9797	0.9778	0.9756	0.9733	0.9707	0.9677	0.9644
78	0.9926	0.9918	0.9910	0.9900	0.9890	0.9878	0.9866	0.9853	0.9839	0.9824	0.9808	0.9789	0.9769	0.9747	0.9722	0.9695	0.9663
79	0.9930	0.9923	0.9915	0.9905	0.9895	0.9885	0.9873	0.9861	0.9848	0.9833	0.9818	0.9801	0.9782	0.9761	0.9737	0.9711	0.9682
80	0.9934	0.9927	0.9919	0.9910	0.9901	0.9891	0.9880	0.9868	0.9856	0.9842	0.9827	0.9811	0.9794	0.9774	0.9752	0.9727	0.9699
81	0.9938	0.9931	0.9924	0.9915	0.9906	0.9897	0.9886	0.9875	0.9863	0.9851	0.9837	0.9822	0.9805	0.9786	0.9765	0.9742	0.9716
82	0.9942	0.9935	0.9928	0.9920	0.9912	0.9902	0.9893	0.9882	0.9871	0.9859	0.9846	0.9831	0.9816	0.9798	0.9779	0.9757	0.9732
83	0.9945	0.9939	0.9932	0.9925	0.9916	0.9908	0.9898	0.9889	0.9878	0.9867	0.9854	0.9841	0.9826	0.9809	0.9791	0.9770	0.9747
84	0.9948	0.9942	0.9936	0.9929	0.9921	0.9913	0.9904	0.9895	0.9885	0.9874	0.9862	0.9850	0.9836	0.9820	0.9803	0.9784	0.9762
85	0.9951	0.9946	0.9940	0.9933	0.9926	0.9918	0.9910	0.9901	0.9891	0.9881	0.9870	0.9858	0.9845	0.9831	0.9814	0.9796	0.9775

69

APPENDICES

Table M-2 (cont’d)

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Weekly – 1 Participants –

75% Joint and Survivor Annuity With Popup

	Age of Pensioner
	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
25	0.8332	0.8226	0.8115	0.7998	0.7875	0.7747	0.7613	0.7474	0.7330	0.7181	0.7028	0.6870	0.6708	0.6541	0.6371	0.6197	0.6021
26	0.8343	0.8237	0.8125	0.8008	0.7886	0.7757	0.7623	0.7484	0.7340	0.7191	0.7038	0.6880	0.6718	0.6551	0.6381	0.6207	0.6030
27	0.8354	0.8248	0.8137	0.8019	0.7897	0.7768	0.7634	0.7495	0.7351	0.7202	0.7049	0.6891	0.6728	0.6562	0.6391	0.6217	0.6040
28	0.8365	0.8260	0.8148	0.8031	0.7908	0.7780	0.7646	0.7507	0.7363	0.7214	0.7060	0.6902	0.6740	0.6573	0.6402	0.6228	0.6051
29	0.8378	0.8272	0.8161	0.8044	0.7921	0.7792	0.7659	0.7519	0.7375	0.7226	0.7072	0.6914	0.6752	0.6585	0.6414	0.6240	0.6062
30	0.8390	0.8285	0.8174	0.8057	0.7934	0.7806	0.7672	0.7533	0.7388	0.7239	0.7085	0.6927	0.6764	0.6598	0.6427	0.6252	0.6074
31	0.8404	0.8299	0.8188	0.8071	0.7948	0.7820	0.7686	0.7547	0.7402	0.7253	0.7099	0.6941	0.6778	0.6611	0.6440	0.6265	0.6087
32	0.8418	0.8313	0.8202	0.8085	0.7963	0.7834	0.7701	0.7561	0.7417	0.7268	0.7114	0.6955	0.6792	0.6625	0.6454	0.6279	0.6101
33	0.8433	0.8328	0.8217	0.8101	0.7978	0.7850	0.7716	0.7577	0.7432	0.7283	0.7129	0.6971	0.6808	0.6640	0.6469	0.6294	0.6115
34	0.8449	0.8344	0.8234	0.8117	0.7995	0.7866	0.7733	0.7593	0.7449	0.7300	0.7146	0.6987	0.6824	0.6656	0.6485	0.6309	0.6131
35	0.8466	0.8361	0.8251	0.8134	0.8012	0.7884	0.7750	0.7611	0.7466	0.7317	0.7163	0.7004	0.6841	0.6673	0.6501	0.6326	0.6147
36	0.8483	0.8379	0.8268	0.8152	0.8030	0.7902	0.7768	0.7629	0.7485	0.7335	0.7181	0.7022	0.6859	0.6691	0.6519	0.6343	0.6165
37	0.8502	0.8397	0.8287	0.8171	0.8049	0.7921	0.7788	0.7649	0.7504	0.7355	0.7201	0.7042	0.6878	0.6710	0.6538	0.6362	0.6183
38	0.8521	0.8417	0.8307	0.8191	0.8069	0.7941	0.7808	0.7669	0.7525	0.7375	0.7221	0.7062	0.6898	0.6730	0.6558	0.6382	0.6202
39	0.8541	0.8437	0.8327	0.8212	0.8090	0.7963	0.7829	0.7690	0.7546	0.7397	0.7243	0.7084	0.6920	0.6752	0.6579	0.6403	0.6223
40	0.8561	0.8458	0.8349	0.8234	0.8112	0.7985	0.7852	0.7713	0.7569	0.7419	0.7265	0.7106	0.6942	0.6774	0.6601	0.6425	0.6245
41	0.8583	0.8480	0.8371	0.8256	0.8135	0.8008	0.7875	0.7737	0.7593	0.7443	0.7289	0.7130	0.6966	0.6798	0.6625	0.6448	0.6268
42	0.8605	0.8503	0.8395	0.8280	0.8159	0.8033	0.7900	0.7762	0.7618	0.7468	0.7314	0.7155	0.6991	0.6823	0.6650	0.6473	0.6292
43	0.8629	0.8527	0.8419	0.8305	0.8185	0.8058	0.7926	0.7788	0.7644	0.7495	0.7341	0.7182	0.7018	0.6849	0.6676	0.6499	0.6318
44	0.8653	0.8552	0.8444	0.8331	0.8211	0.8085	0.7953	0.7815	0.7671	0.7522	0.7368	0.7209	0.7046	0.6877	0.6704	0.6526	0.6345
45	0.8678	0.8577	0.8471	0.8358	0.8238	0.8113	0.7981	0.7843	0.7700	0.7551	0.7398	0.7239	0.7075	0.6906	0.6733	0.6555	0.6374
46	0.8704	0.8604	0.8498	0.8385	0.8267	0.8142	0.8010	0.7873	0.7730	0.7582	0.7428	0.7269	0.7105	0.6937	0.6763	0.6585	0.6404
47	0.8730	0.8631	0.8526	0.8414	0.8296	0.8172	0.8041	0.7904	0.7762	0.7613	0.7460	0.7301	0.7138	0.6969	0.6795	0.6617	0.6436
48	0.8758	0.8660	0.8555	0.8444	0.8327	0.8203	0.8073	0.7937	0.7794	0.7647	0.7493	0.7335	0.7171	0.7003	0.6829	0.6651	0.6469
49	0.8786	0.8689	0.8585	0.8475	0.8359	0.8235	0.8106	0.7970	0.7829	0.7681	0.7528	0.7370	0.7207	0.7038	0.6865	0.6686	0.6505
50	0.8815	0.8719	0.8616	0.8507	0.8391	0.8269	0.8140	0.8005	0.7864	0.7717	0.7565	0.7407	0.7244	0.7075	0.6902	0.6724	0.6542
51	0.8844	0.8749	0.8648	0.8540	0.8425	0.8304	0.8176	0.8042	0.7901	0.7755	0.7603	0.7446	0.7283	0.7114	0.6941	0.6763	0.6581
52	0.8874	0.8781	0.8680	0.8574	0.8460	0.8340	0.8213	0.8079	0.7940	0.7794	0.7643	0.7486	0.7323	0.7155	0.6982	0.6804	0.6622
53	0.8905	0.8813	0.8714	0.8608	0.8496	0.8376	0.8250	0.8118	0.7979	0.7835	0.7684	0.7528	0.7365	0.7198	0.7025	0.6847	0.6665
54	0.8936	0.8845	0.8748	0.8643	0.8532	0.8414	0.8290	0.8158	0.8021	0.7877	0.7727	0.7571	0.7410	0.7242	0.7070	0.6892	0.6710
55	0.8968	0.8878	0.8782	0.8680	0.8570	0.8453	0.8330	0.8200	0.8063	0.7920	0.7771	0.7616	0.7455	0.7289	0.7117	0.6939	0.6757

70

APPENDICES

Table M-2 (cont’d)

Consolidated Edison Retirement Plan

Option factors applicable to CECONY Weekly – 1 Participants –

75% Joint and Survivor Annuity With Popup

	Age of Pensioner
	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
56	0.9000	0.8912	0.8818	0.8716	0.8608	0.8493	0.8371	0.8242	0.8107	0.7965	0.7817	0.7663	0.7503	0.7337	0.7165	0.6988	0.6807
57	0.9032	0.8946	0.8853	0.8754	0.8647	0.8533	0.8413	0.8286	0.8152	0.8011	0.7865	0.7712	0.7552	0.7387	0.7216	0.7040	0.6858
58	0.9064	0.8980	0.8889	0.8791	0.8687	0.8575	0.8456	0.8330	0.8198	0.8059	0.7913	0.7762	0.7603	0.7439	0.7269	0.7093	0.6912
59	0.9097	0.9014	0.8925	0.8830	0.8727	0.8617	0.8500	0.8376	0.8245	0.8107	0.7963	0.7813	0.7656	0.7493	0.7323	0.7148	0.6968
60	0.9129	0.9049	0.8962	0.8868	0.8767	0.8659	0.8544	0.8422	0.8293	0.8157	0.8015	0.7866	0.7710	0.7548	0.7380	0.7206	0.7026
61	0.9161	0.9083	0.8998	0.8907	0.8808	0.8702	0.8589	0.8469	0.8342	0.8208	0.8067	0.7920	0.7766	0.7605	0.7438	0.7265	0.7086
62	0.9194	0.9118	0.9035	0.8945	0.8849	0.8745	0.8634	0.8516	0.8391	0.8259	0.8120	0.7975	0.7823	0.7663	0.7498	0.7326	0.7148
63	0.9225	0.9152	0.9071	0.8984	0.8890	0.8788	0.8680	0.8564	0.8441	0.8311	0.8175	0.8031	0.7881	0.7723	0.7559	0.7388	0.7212
64	0.9257	0.9185	0.9107	0.9022	0.8930	0.8831	0.8725	0.8612	0.8491	0.8364	0.8229	0.8088	0.7940	0.7784	0.7622	0.7452	0.7277
65	0.9288	0.9219	0.9143	0.9061	0.8971	0.8875	0.8771	0.8660	0.8542	0.8417	0.8285	0.8146	0.7999	0.7846	0.7685	0.7518	0.7345
66	0.9319	0.9252	0.9178	0.9098	0.9012	0.8918	0.8817	0.8708	0.8593	0.8470	0.8341	0.8204	0.8060	0.7909	0.7750	0.7585	0.7413
67	0.9349	0.9284	0.9213	0.9136	0.9052	0.8960	0.8862	0.8756	0.8644	0.8524	0.8397	0.8263	0.8121	0.7972	0.7816	0.7653	0.7483
68	0.9378	0.9316	0.9248	0.9173	0.9091	0.9003	0.8907	0.8804	0.8694	0.8577	0.8453	0.8322	0.8183	0.8036	0.7883	0.7721	0.7554
69	0.9407	0.9347	0.9281	0.9209	0.9130	0.9044	0.8951	0.8852	0.8745	0.8631	0.8509	0.8381	0.8245	0.8101	0.7950	0.7791	0.7626
70	0.9435	0.9377	0.9314	0.9244	0.9168	0.9085	0.8995	0.8899	0.8795	0.8684	0.8565	0.8440	0.8307	0.8166	0.8017	0.7861	0.7698
71	0.9462	0.9407	0.9346	0.9279	0.9206	0.9126	0.9039	0.8945	0.8844	0.8736	0.8621	0.8498	0.8368	0.8231	0.8085	0.7932	0.7772
72	0.9488	0.9436	0.9377	0.9313	0.9242	0.9165	0.9081	0.8991	0.8893	0.8788	0.8676	0.8557	0.8430	0.8295	0.8153	0.8003	0.7845
73	0.9514	0.9464	0.9408	0.9346	0.9278	0.9204	0.9123	0.9035	0.8941	0.8839	0.8731	0.8615	0.8491	0.8360	0.8221	0.8074	0.7919
74	0.9539	0.9491	0.9437	0.9378	0.9313	0.9242	0.9164	0.9079	0.8988	0.8890	0.8784	0.8672	0.8552	0.8424	0.8288	0.8144	0.7993
75	0.9562	0.9517	0.9466	0.9409	0.9347	0.9278	0.9203	0.9122	0.9034	0.8939	0.8837	0.8728	0.8612	0.8487	0.8355	0.8214	0.8066
76	0.9585	0.9542	0.9493	0.9439	0.9379	0.9314	0.9242	0.9164	0.9079	0.8987	0.8889	0.8783	0.8670	0.8550	0.8421	0.8284	0.8139
77	0.9607	0.9566	0.9520	0.9468	0.9411	0.9348	0.9279	0.9204	0.9123	0.9034	0.8939	0.8838	0.8728	0.8611	0.8486	0.8353	0.8212
78	0.9628	0.9589	0.9545	0.9496	0.9441	0.9381	0.9315	0.9243	0.9165	0.9080	0.8989	0.8890	0.8785	0.8671	0.8550	0.8420	0.8283
79	0.9648	0.9611	0.9569	0.9523	0.9471	0.9413	0.9350	0.9281	0.9206	0.9125	0.9037	0.8942	0.8840	0.8730	0.8613	0.8487	0.8354
80	0.9668	0.9632	0.9593	0.9548	0.9499	0.9444	0.9384	0.9318	0.9246	0.9168	0.9084	0.8992	0.8894	0.8788	0.8674	0.8553	0.8423
81	0.9686	0.9653	0.9615	0.9573	0.9526	0.9474	0.9417	0.9353	0.9285	0.9210	0.9129	0.9041	0.8947	0.8845	0.8735	0.8617	0.8491
82	0.9704	0.9672	0.9636	0.9597	0.9552	0.9503	0.9448	0.9388	0.9322	0.9250	0.9173	0.9089	0.8998	0.8900	0.8794	0.8680	0.8558
83	0.9721	0.9691	0.9657	0.9619	0.9577	0.9530	0.9478	0.9421	0.9358	0.9290	0.9216	0.9135	0.9048	0.8954	0.8852	0.8742	0.8624
84	0.9737	0.9709	0.9677	0.9641	0.9601	0.9556	0.9507	0.9453	0.9393	0.9328	0.9257	0.9180	0.9097	0.9006	0.8908	0.8802	0.8689
85	0.9752	0.9726	0.9696	0.9662	0.9624	0.9582	0.9535	0.9483	0.9427	0.9365	0.9297	0.9224	0.9144	0.9058	0.8963	0.8862	0.8753

71

Sub appendix A. 2

TABLE A

O&R Participants

Joint and 100% Survivor Option Factors

without Pop-Up

Distributions beginning

before July 1, 2004

This Table A is no longer current;

Table A factors were applied to pension allowance distributions on or before July 1, 2004

See prior Retirement Plan for historical factors

See updated tables below

72

Sub appendix A. 2

TABLE B

O&R Participants

Joint and 50% Survivor Option Factors without Pop-Up

Distributions beginning

before July 1, 2004

This Table B is no longer current;

Table B factors were applied to pension allowance distributions on or before July 1, 2004

See prior Retirement Plan for historical factors

See prior Retirement Plan for historical factors

See updated tables below

73

Sub appendix A. 2

TABLE C

O&R Participants

Joint and 100% Survivor Option Factors with Pop-Up

Distributions beginning

before July 1, 2004

This Table C is no longer current;

Table C factors were applied to pension allowance distributions on or before July 1, 2004

See prior Retirement Plan for historical factors

See prior Retirement Plan for historical factors

See updated tables below

74

Sub appendix A. 2

TABLE D

O&R Participants

Joint and 50% Survivor Option Factors with Pop-Up

Distributions beginning

before July 1, 2004

This Table D is no longer current;

Table D factors were applied to pension allowance distributions on or before July 1, 2004

See prior Retirement Plan for historical factors

See prior Retirement Plan for historical factors

See updated tables below

75

Sub Appendix A. 2

Table E - O&R Participants

Reduction Factors For

Vested Participant

Spouse’s Allowance Coverage

Table E is no longer applicable

because it applied to distributions

on or before July 1, 2008

See prior Retirement Plan for historical factors

See updated table, below

76

Sub appendix A. 2

TABLE F

O&R PARTICIPANTS

For purposes of calculating payment of Actuarial Equivalent which are otherwise not set forth in the Plan, the Plan Administrator has adopted the interest rate and mortality table described in Section 5.01(c)(3) as the interest rate and mortality table to be used on and after January 1, 2000 in all circumstances required by Code Section 417(e) and the regulations thereunder.

77

APPENDICES

Sub appendix A. 2

Table G –

For Distributions Beginning On And After July 1, 2004

100% Joint And Survivor Without Pop-Up

O&R Participants

	Age of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
20	0.9504	0.9466	0.9426	0.9384	0.9339	0.9290	0.9240	0.9187	0.9130	0.9070	0.9007	0.8941	0.8871	0.8798	0.8721	0.8642
21	0.9517	0.9480	0.9440	0.9399	0.9354	0.9306	0.9256	0.9203	0.9147	0.9087	0.9025	0.8958	0.8889	0.8816	0.8740	0.8660
22	0.9531	0.9494	0.9455	0.9413	0.9369	0.9322	0.9272	0.9220	0.9163	0.9105	0.9043	0.8976	0.8907	0.8835	0.8759	0.8679
23	0.9544	0.9508	0.9469	0.9429	0.9385	0.9338	0.9289	0.9237	0.9181	0.9123	0.9061	0.8995	0.8926	0.8854	0.8778	0.8699
24	0.9558	0.9522	0.9484	0.9444	0.9401	0.9354	0.9306	0.9255	0.9199	0.9142	0.9080	0.9014	0.8946	0.8874	0.8799	0.8720
25	0.9571	0.9536	0.9499	0.9460	0.9417	0.9372	0.9323	0.9272	0.9218	0.9160	0.9099	0.9034	0.8966	0.8895	0.8820	0.8741
26	0.9585	0.9551	0.9514	0.9476	0.9434	0.9389	0.9341	0.9291	0.9237	0.9180	0.9119	0.9055	0.8987	0.8917	0.8842	0.8763
27	0.9599	0.9566	0.9530	0.9492	0.9450	0.9406	0.9359	0.9309	0.9256	0.9199	0.9140	0.9076	0.9009	0.8938	0.8864	0.8786
28	0.9613	0.9580	0.9545	0.9508	0.9467	0.9424	0.9378	0.9328	0.9276	0.9220	0.9161	0.9097	0.9031	0.8961	0.8887	0.8810
29	0.9627	0.9595	0.9560	0.9524	0.9484	0.9441	0.9396	0.9348	0.9296	0.9241	0.9182	0.9120	0.9054	0.8984	0.8911	0.8834
30	0.9641	0.9609	0.9576	0.9540	0.9501	0.9459	0.9415	0.9368	0.9316	0.9262	0.9204	0.9142	0.9077	0.9008	0.8935	0.8859
31	0.9655	0.9624	0.9591	0.9556	0.9518	0.9477	0.9434	0.9387	0.9336	0.9284	0.9226	0.9165	0.9101	0.9033	0.8960	0.8884
32	0.9668	0.9638	0.9606	0.9572	0.9535	0.9495	0.9453	0.9407	0.9358	0.9305	0.9249	0.9189	0.9125	0.9058	0.8986	0.8911
33	0.9681	0.9652	0.9622	0.9589	0.9552	0.9513	0.9472	0.9427	0.9379	0.9327	0.9272	0.9212	0.9150	0.9083	0.9013	0.8938
34	0.9694	0.9667	0.9637	0.9605	0.9570	0.9532	0.9491	0.9447	0.9400	0.9349	0.9295	0.9236	0.9174	0.9109	0.9039	0.8966
35	0.9708	0.9680	0.9652	0.9620	0.9587	0.9549	0.9510	0.9467	0.9421	0.9371	0.9318	0.9261	0.9200	0.9135	0.9067	0.8994
36	0.9720	0.9694	0.9667	0.9636	0.9603	0.9567	0.9529	0.9487	0.9442	0.9393	0.9341	0.9285	0.9226	0.9163	0.9095	0.9023
37	0.9733	0.9708	0.9681	0.9652	0.9620	0.9585	0.9548	0.9508	0.9463	0.9416	0.9365	0.9310	0.9251	0.9189	0.9123	0.9052
38	0.9745	0.9721	0.9695	0.9667	0.9636	0.9602	0.9566	0.9527	0.9484	0.9438	0.9389	0.9335	0.9277	0.9217	0.9151	0.9082
39	0.9757	0.9734	0.9709	0.9682	0.9652	0.9620	0.9585	0.9547	0.9505	0.9461	0.9412	0.9360	0.9304	0.9244	0.9180	0.9112
40	0.9768	0.9746	0.9723	0.9697	0.9668	0.9637	0.9603	0.9567	0.9526	0.9483	0.9436	0.9385	0.9330	0.9272	0.9209	0.9142
41	0.9780	0.9758	0.9736	0.9711	0.9683	0.9654	0.9621	0.9585	0.9546	0.9505	0.9459	0.9409	0.9356	0.9299	0.9238	0.9172
42	0.9791	0.9771	0.9749	0.9725	0.9698	0.9670	0.9639	0.9604	0.9567	0.9527	0.9482	0.9434	0.9382	0.9327	0.9267	0.9203
43	0.9801	0.9782	0.9761	0.9739	0.9713	0.9686	0.9656	0.9623	0.9587	0.9548	0.9505	0.9458	0.9408	0.9355	0.9296	0.9234
44	0.9812	0.9793	0.9774	0.9752	0.9728	0.9701	0.9673	0.9642	0.9606	0.9569	0.9528	0.9482	0.9434	0.9382	0.9325	0.9264
45	0.9822	0.9804	0.9785	0.9765	0.9742	0.9717	0.9689	0.9659	0.9626	0.9590	0.9550	0.9506	0.9459	0.9409	0.9354	0.9295
46	0.9831	0.9815	0.9797	0.9777	0.9755	0.9731	0.9705	0.9676	0.9644	0.9609	0.9571	0.9529	0.9485	0.9436	0.9382	0.9325
47	0.9840	0.9824	0.9808	0.9789	0.9768	0.9745	0.9721	0.9693	0.9662	0.9629	0.9593	0.9553	0.9509	0.9462	0.9411	0.9356
48	0.9849	0.9834	0.9818	0.9801	0.9781	0.9759	0.9735	0.9710	0.9680	0.9649	0.9613	0.9575	0.9533	0.9488	0.9439	0.9385
49	0.9857	0.9844	0.9829	0.9812	0.9793	0.9772	0.9750	0.9725	0.9697	0.9667	0.9634	0.9597	0.9557	0.9514	0.9466	0.9414
50	0.9866	0.9853	0.9838	0.9823	0.9805	0.9785	0.9764	0.9741	0.9714	0.9686	0.9653	0.9618	0.9580	0.9538	0.9493	0.9443
51	0.9873	0.9861	0.9847	0.9833	0.9816	0.9797	0.9777	0.9755	0.9730	0.9703	0.9672	0.9639	0.9602	0.9563	0.9519	0.9472
52	0.9881	0.9869	0.9857	0.9843	0.9827	0.9810	0.9791	0.9769	0.9745	0.9720	0.9691	0.9659	0.9624	0.9587	0.9544	0.9499

78

APPENDICES

Sub appendix A. 2

Table G –

For Distributions Beginning On And After July 1, 2004

100% Joint And Survivor Without Pop-Up

O&R Participants

	Age of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
53	0.9888	0.9877	0.9865	0.9852	0.9837	0.9821	0.9803	0.9783	0.9760	0.9736	0.9709	0.9678	0.9645	0.9609	0.9569	0.9526
54	0.9895	0.9885	0.9873	0.9861	0.9847	0.9832	0.9815	0.9796	0.9775	0.9752	0.9726	0.9697	0.9666	0.9632	0.9594	0.9552
55	0.9901	0.9892	0.9881	0.9870	0.9857	0.9842	0.9826	0.9808	0.9788	0.9767	0.9742	0.9715	0.9685	0.9654	0.9617	0.9578
56	0.9907	0.9898	0.9889	0.9878	0.9865	0.9852	0.9838	0.9821	0.9802	0.9782	0.9758	0.9733	0.9705	0.9674	0.9640	0.9603
57	0.9914	0.9905	0.9896	0.9886	0.9874	0.9862	0.9848	0.9832	0.9814	0.9795	0.9774	0.9750	0.9723	0.9694	0.9662	0.9627
58	0.9920	0.9911	0.9903	0.9893	0.9883	0.9870	0.9858	0.9844	0.9827	0.9809	0.9788	0.9766	0.9741	0.9714	0.9683	0.9650
59	0.9925	0.9917	0.9909	0.9901	0.9890	0.9879	0.9867	0.9854	0.9838	0.9821	0.9803	0.9781	0.9758	0.9732	0.9703	0.9672
60	0.9930	0.9923	0.9916	0.9907	0.9898	0.9887	0.9877	0.9864	0.9849	0.9834	0.9816	0.9796	0.9774	0.9750	0.9723	0.9694
61	0.9934	0.9928	0.9922	0.9914	0.9905	0.9896	0.9885	0.9874	0.9860	0.9845	0.9829	0.9810	0.9789	0.9767	0.9741	0.9714
62	0.9940	0.9934	0.9927	0.9920	0.9912	0.9903	0.9893	0.9883	0.9870	0.9856	0.9841	0.9823	0.9804	0.9783	0.9760	0.9734
63	0.9944	0.9938	0.9933	0.9926	0.9918	0.9910	0.9902	0.9891	0.9879	0.9867	0.9852	0.9836	0.9818	0.9799	0.9776	0.9753
64	0.9948	0.9943	0.9937	0.9932	0.9924	0.9917	0.9909	0.9899	0.9888	0.9877	0.9863	0.9848	0.9832	0.9814	0.9793	0.9770
65	0.9952	0.9947	0.9942	0.9937	0.9930	0.9923	0.9916	0.9907	0.9897	0.9886	0.9873	0.9860	0.9844	0.9828	0.9808	0.9787
66	0.9956	0.9951	0.9947	0.9942	0.9935	0.9929	0.9922	0.9914	0.9905	0.9895	0.9884	0.9871	0.9856	0.9841	0.9822	0.9803
67	0.9959	0.9955	0.9951	0.9946	0.9941	0.9935	0.9928	0.9921	0.9912	0.9903	0.9893	0.9880	0.9867	0.9853	0.9836	0.9818
68	0.9962	0.9959	0.9955	0.9950	0.9945	0.9940	0.9934	0.9928	0.9919	0.9911	0.9901	0.9890	0.9878	0.9865	0.9849	0.9833
69	0.9966	0.9962	0.9958	0.9955	0.9950	0.9945	0.9939	0.9934	0.9926	0.9918	0.9909	0.9899	0.9888	0.9876	0.9862	0.9846
70	0.9968	0.9965	0.9962	0.9959	0.9954	0.9949	0.9945	0.9939	0.9932	0.9926	0.9917	0.9907	0.9897	0.9886	0.9873	0.9859
71	0.9971	0.9968	0.9965	0.9962	0.9958	0.9954	0.9950	0.9945	0.9938	0.9932	0.9924	0.9915	0.9906	0.9896	0.9883	0.9870
72	0.9973	0.9971	0.9968	0.9965	0.9961	0.9958	0.9954	0.9949	0.9944	0.9938	0.9930	0.9923	0.9914	0.9904	0.9893	0.9882
73	0.9976	0.9973	0.9971	0.9969	0.9965	0.9962	0.9958	0.9954	0.9948	0.9943	0.9937	0.9929	0.9921	0.9913	0.9903	0.9892
74	0.9978	0.9975	0.9974	0.9971	0.9968	0.9965	0.9962	0.9958	0.9953	0.9949	0.9943	0.9935	0.9929	0.9921	0.9911	0.9901
75	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9965	0.9962	0.9957	0.9953	0.9948	0.9942	0.9935	0.9928	0.9919	0.9910
76	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9966	0.9962	0.9958	0.9953	0.9947	0.9941	0.9934	0.9927	0.9918
77	0.9984	0.9982	0.9980	0.9979	0.9976	0.9974	0.9972	0.9969	0.9965	0.9961	0.9957	0.9952	0.9947	0.9941	0.9934	0.9926
78	0.9985	0.9984	0.9982	0.9980	0.9979	0.9977	0.9974	0.9972	0.9968	0.9965	0.9961	0.9956	0.9952	0.9946	0.9939	0.9933
79	0.9987	0.9985	0.9984	0.9982	0.9980	0.9978	0.9977	0.9975	0.9971	0.9969	0.9965	0.9961	0.9956	0.9951	0.9946	0.9940
80	0.9988	0.9987	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9974	0.9972	0.9969	0.9965	0.9960	0.9956	0.9951	0.9945
81	0.9989	0.9988	0.9986	0.9986	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9968	0.9964	0.9961	0.9955	0.9950
82	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9982	0.9979	0.9977	0.9975	0.9971	0.9968	0.9965	0.9960	0.9956
83	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9984	0.9981	0.9980	0.9977	0.9974	0.9971	0.9968	0.9964	0.9960
84	0.9992	0.9991	0.9990	0.9989	0.9989	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9977	0.9974	0.9971	0.9967	0.9964
85	0.9993	0.9992	0.9991	0.9991	0.9989	0.9989	0.9988	0.9987	0.9985	0.9983	0.9982	0.9979	0.9977	0.9975	0.9971	0.9968

79

APPENDICES

Sub appendix A. 2

Table G –

For Distributions Beginning On And After July 1, 2004

100% Joint And Survivor Without Pop-Up

O&R Participants

	Age of Pensioner
	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
20	0.8559	0.8472	0.8382	0.8289	0.8192	0.8091	0.7986	0.7878	0.7765	0.7648	0.7526	0.7400	0.7269	0.7134	0.6993	0.6848
21	0.8577	0.8491	0.8401	0.8307	0.8211	0.8110	0.8005	0.7896	0.7784	0.7666	0.7545	0.7418	0.7287	0.7151	0.7011	0.6866
22	0.8597	0.8510	0.8421	0.8327	0.8230	0.8129	0.8024	0.7916	0.7803	0.7686	0.7564	0.7437	0.7306	0.7170	0.7029	0.6884
23	0.8617	0.8530	0.8441	0.8348	0.8251	0.8149	0.8045	0.7937	0.7824	0.7706	0.7584	0.7457	0.7326	0.7190	0.7049	0.6903
24	0.8637	0.8551	0.8462	0.8369	0.8272	0.8171	0.8067	0.7958	0.7845	0.7728	0.7605	0.7479	0.7347	0.7211	0.7070	0.6924
25	0.8659	0.8573	0.8484	0.8391	0.8294	0.8193	0.8089	0.7981	0.7867	0.7749	0.7627	0.7501	0.7369	0.7233	0.7091	0.6945
26	0.8682	0.8596	0.8507	0.8414	0.8318	0.8217	0.8112	0.8004	0.7891	0.7773	0.7651	0.7524	0.7392	0.7256	0.7114	0.6967
27	0.8705	0.8619	0.8530	0.8438	0.8342	0.8241	0.8137	0.8029	0.7916	0.7797	0.7675	0.7548	0.7416	0.7279	0.7137	0.6991
28	0.8729	0.8644	0.8555	0.8463	0.8367	0.8267	0.8162	0.8054	0.7941	0.7823	0.7701	0.7574	0.7442	0.7304	0.7162	0.7015
29	0.8754	0.8669	0.8581	0.8489	0.8393	0.8293	0.8189	0.8081	0.7968	0.7850	0.7728	0.7600	0.7468	0.7331	0.7188	0.7041
30	0.8779	0.8695	0.8607	0.8515	0.8420	0.8320	0.8216	0.8108	0.7996	0.7878	0.7755	0.7628	0.7496	0.7359	0.7216	0.7068
31	0.8806	0.8721	0.8635	0.8543	0.8448	0.8349	0.8245	0.8138	0.8025	0.7907	0.7785	0.7657	0.7525	0.7388	0.7244	0.7097
32	0.8832	0.8749	0.8663	0.8572	0.8477	0.8378	0.8275	0.8167	0.8055	0.7937	0.7815	0.7688	0.7556	0.7418	0.7275	0.7127
33	0.8860	0.8778	0.8692	0.8601	0.8507	0.8409	0.8306	0.8199	0.8086	0.7969	0.7847	0.7719	0.7587	0.7450	0.7306	0.7158
34	0.8889	0.8807	0.8722	0.8632	0.8539	0.8440	0.8338	0.8231	0.8119	0.8002	0.7880	0.7753	0.7621	0.7483	0.7339	0.7191
35	0.8918	0.8837	0.8752	0.8663	0.8571	0.8473	0.8371	0.8264	0.8153	0.8036	0.7914	0.7787	0.7655	0.7517	0.7374	0.7226
36	0.8948	0.8868	0.8784	0.8696	0.8604	0.8506	0.8405	0.8299	0.8188	0.8072	0.7950	0.7823	0.7691	0.7553	0.7410	0.7261
37	0.8978	0.8899	0.8816	0.8729	0.8638	0.8541	0.8440	0.8335	0.8225	0.8108	0.7987	0.7861	0.7729	0.7591	0.7448	0.7299
38	0.9009	0.8931	0.8849	0.8763	0.8672	0.8576	0.8477	0.8372	0.8262	0.8146	0.8026	0.7899	0.7768	0.7631	0.7487	0.7338
39	0.9040	0.8963	0.8883	0.8797	0.8708	0.8613	0.8514	0.8410	0.8301	0.8186	0.8066	0.7940	0.7809	0.7671	0.7528	0.7379
40	0.9071	0.8996	0.8917	0.8833	0.8744	0.8650	0.8552	0.8450	0.8341	0.8227	0.8107	0.7982	0.7851	0.7714	0.7570	0.7422
41	0.9103	0.9029	0.8951	0.8869	0.8781	0.8689	0.8592	0.8490	0.8382	0.8269	0.8150	0.8025	0.7895	0.7758	0.7615	0.7467
42	0.9136	0.9063	0.8986	0.8905	0.8819	0.8728	0.8632	0.8531	0.8425	0.8312	0.8194	0.8070	0.7940	0.7804	0.7661	0.7513
43	0.9168	0.9097	0.9022	0.8942	0.8857	0.8768	0.8673	0.8574	0.8468	0.8357	0.8240	0.8116	0.7987	0.7851	0.7709	0.7561
44	0.9200	0.9131	0.9057	0.8979	0.8896	0.8808	0.8715	0.8617	0.8512	0.8402	0.8286	0.8164	0.8035	0.7900	0.7758	0.7611
45	0.9232	0.9165	0.9093	0.9017	0.8935	0.8849	0.8757	0.8660	0.8558	0.8448	0.8334	0.8212	0.8085	0.7951	0.7810	0.7663
46	0.9265	0.9199	0.9129	0.9054	0.8975	0.8890	0.8800	0.8705	0.8604	0.8496	0.8382	0.8262	0.8136	0.8003	0.7863	0.7716
47	0.9297	0.9233	0.9165	0.9092	0.9015	0.8931	0.8843	0.8750	0.8650	0.8544	0.8432	0.8313	0.8188	0.8056	0.7917	0.7771
48	0.9328	0.9267	0.9200	0.9129	0.9054	0.8973	0.8887	0.8795	0.8697	0.8593	0.8483	0.8366	0.8242	0.8111	0.7973	0.7828
49	0.9359	0.9300	0.9236	0.9167	0.9094	0.9015	0.8930	0.8841	0.8745	0.8643	0.8534	0.8419	0.8296	0.8167	0.8030	0.7887
50	0.9390	0.9333	0.9271	0.9204	0.9133	0.9056	0.8974	0.8887	0.8794	0.8693	0.8587	0.8473	0.8352	0.8224	0.8089	0.7947
51	0.9420	0.9365	0.9306	0.9241	0.9172	0.9098	0.9019	0.8933	0.8842	0.8744	0.8639	0.8528	0.8409	0.8283	0.8149	0.8008
52	0.9451	0.9397	0.9340	0.9278	0.9211	0.9140	0.9062	0.8980	0.8891	0.8795	0.8692	0.8583	0.8466	0.8342	0.8210	0.8071

80

APPENDICES

Sub appendix A. 2

Table G –

For Distributions Beginning On And After July 1, 2004

100% Joint And Survivor Without Pop-Up

O&R Participants

	Age of Pensioner
	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
53	0.9479	0.9428	0.9373	0.9314	0.9250	0.9180	0.9106	0.9026	0.8939	0.8846	0.8746	0.8639	0.8525	0.8403	0.8273	0.8135
54	0.9508	0.9459	0.9406	0.9349	0.9288	0.9221	0.9149	0.9071	0.8988	0.8897	0.8800	0.8695	0.8584	0.8464	0.8336	0.8201
55	0.9536	0.9489	0.9439	0.9384	0.9325	0.9261	0.9191	0.9117	0.9036	0.8948	0.8854	0.8752	0.8643	0.8526	0.8401	0.8268
56	0.9562	0.9518	0.9470	0.9418	0.9362	0.9300	0.9234	0.9162	0.9084	0.8999	0.8907	0.8808	0.8703	0.8588	0.8465	0.8335
57	0.9589	0.9547	0.9501	0.9452	0.9398	0.9339	0.9275	0.9206	0.9131	0.9049	0.8961	0.8865	0.8762	0.8651	0.8531	0.8403
58	0.9614	0.9574	0.9531	0.9484	0.9433	0.9377	0.9316	0.9251	0.9178	0.9099	0.9014	0.8922	0.8822	0.8714	0.8597	0.8472
59	0.9638	0.9600	0.9560	0.9516	0.9467	0.9414	0.9356	0.9293	0.9224	0.9149	0.9067	0.8978	0.8881	0.8777	0.8663	0.8542
60	0.9662	0.9626	0.9588	0.9546	0.9500	0.9449	0.9395	0.9335	0.9269	0.9198	0.9119	0.9034	0.8941	0.8839	0.8729	0.8612
61	0.9685	0.9651	0.9615	0.9576	0.9533	0.9484	0.9432	0.9376	0.9314	0.9245	0.9170	0.9088	0.8998	0.8901	0.8795	0.8681
62	0.9706	0.9675	0.9641	0.9603	0.9563	0.9518	0.9469	0.9416	0.9356	0.9291	0.9220	0.9142	0.9056	0.8963	0.8860	0.8750
63	0.9727	0.9697	0.9666	0.9631	0.9593	0.9551	0.9504	0.9454	0.9398	0.9336	0.9269	0.9194	0.9112	0.9023	0.8925	0.8819
64	0.9746	0.9719	0.9689	0.9657	0.9621	0.9582	0.9539	0.9491	0.9439	0.9380	0.9316	0.9245	0.9168	0.9083	0.8988	0.8887
65	0.9765	0.9739	0.9712	0.9681	0.9648	0.9611	0.9571	0.9527	0.9478	0.9422	0.9362	0.9295	0.9221	0.9141	0.9051	0.8953
66	0.9783	0.9759	0.9733	0.9705	0.9674	0.9640	0.9602	0.9561	0.9515	0.9463	0.9407	0.9344	0.9274	0.9197	0.9111	0.9019
67	0.9799	0.9777	0.9754	0.9727	0.9699	0.9667	0.9631	0.9594	0.9550	0.9502	0.9449	0.9390	0.9324	0.9251	0.9170	0.9082
68	0.9815	0.9795	0.9773	0.9748	0.9722	0.9692	0.9660	0.9625	0.9584	0.9539	0.9489	0.9434	0.9372	0.9304	0.9228	0.9144
69	0.9830	0.9811	0.9791	0.9768	0.9744	0.9717	0.9687	0.9654	0.9617	0.9574	0.9528	0.9477	0.9419	0.9355	0.9283	0.9204
70	0.9844	0.9826	0.9807	0.9787	0.9765	0.9739	0.9712	0.9681	0.9647	0.9608	0.9565	0.9517	0.9463	0.9403	0.9336	0.9261
71	0.9857	0.9841	0.9823	0.9805	0.9784	0.9761	0.9735	0.9707	0.9676	0.9639	0.9600	0.9555	0.9505	0.9449	0.9386	0.9317
72	0.9869	0.9854	0.9838	0.9821	0.9802	0.9780	0.9758	0.9732	0.9703	0.9669	0.9633	0.9592	0.9545	0.9493	0.9435	0.9370
73	0.9881	0.9867	0.9853	0.9836	0.9819	0.9800	0.9778	0.9755	0.9728	0.9698	0.9663	0.9625	0.9583	0.9535	0.9480	0.9420
74	0.9891	0.9879	0.9866	0.9851	0.9835	0.9817	0.9797	0.9776	0.9751	0.9724	0.9693	0.9658	0.9618	0.9574	0.9523	0.9467
75	0.9900	0.9890	0.9877	0.9864	0.9850	0.9833	0.9815	0.9796	0.9773	0.9748	0.9720	0.9688	0.9652	0.9611	0.9564	0.9512
76	0.9910	0.9899	0.9888	0.9877	0.9863	0.9849	0.9832	0.9815	0.9794	0.9771	0.9745	0.9715	0.9683	0.9645	0.9602	0.9554
77	0.9918	0.9908	0.9899	0.9888	0.9876	0.9862	0.9847	0.9831	0.9813	0.9792	0.9768	0.9742	0.9712	0.9678	0.9638	0.9594
78	0.9926	0.9917	0.9908	0.9898	0.9888	0.9875	0.9862	0.9847	0.9830	0.9811	0.9790	0.9766	0.9738	0.9707	0.9671	0.9630
79	0.9933	0.9925	0.9917	0.9908	0.9898	0.9887	0.9875	0.9862	0.9846	0.9829	0.9810	0.9788	0.9763	0.9735	0.9702	0.9665
80	0.9940	0.9932	0.9925	0.9917	0.9908	0.9898	0.9887	0.9875	0.9861	0.9845	0.9828	0.9808	0.9785	0.9759	0.9730	0.9696
81	0.9945	0.9939	0.9932	0.9925	0.9917	0.9907	0.9898	0.9887	0.9875	0.9860	0.9845	0.9827	0.9806	0.9783	0.9755	0.9725
82	0.9951	0.9945	0.9939	0.9932	0.9925	0.9917	0.9907	0.9899	0.9887	0.9874	0.9860	0.9844	0.9825	0.9804	0.9779	0.9752
83	0.9956	0.9950	0.9945	0.9939	0.9933	0.9925	0.9916	0.9908	0.9898	0.9887	0.9874	0.9859	0.9843	0.9824	0.9802	0.9776
84	0.9960	0.9955	0.9950	0.9945	0.9939	0.9933	0.9925	0.9917	0.9908	0.9898	0.9886	0.9873	0.9858	0.9842	0.9821	0.9799
85	0.9964	0.9960	0.9955	0.9951	0.9946	0.9939	0.9932	0.9926	0.9918	0.9908	0.9898	0.9887	0.9873	0.9858	0.9840	0.9820

81

APPENDICES

Sub appendix A. 2

Table G –

For Distributions Beginning On And After July 1, 2004

100% Joint And Survivor Without Pop-Up

O&R Participants

	Age of Pensioner
	62	63	64	65	66	67	68	69	70	71	72	73	74	75
20	0.6699	0.6546	0.6388	0.6228	0.6063	0.5897	0.5728	0.5557	0.5385	0.5211	0.5037	0.4861	0.4686	0.4511
21	0.6716	0.6563	0.6405	0.6244	0.6079	0.5912	0.5743	0.5572	0.5399	0.5225	0.5050	0.4874	0.4699	0.4523
22	0.6734	0.6581	0.6422	0.6261	0.6096	0.5928	0.5759	0.5587	0.5414	0.5240	0.5065	0.4888	0.4712	0.4536
23	0.6753	0.6599	0.6441	0.6279	0.6113	0.5945	0.5776	0.5604	0.5430	0.5255	0.5079	0.4902	0.4726	0.4549
24	0.6773	0.6619	0.6460	0.6298	0.6132	0.5964	0.5793	0.5621	0.5447	0.5272	0.5095	0.4918	0.4741	0.4564
25	0.6794	0.6639	0.6480	0.6318	0.6151	0.5983	0.5812	0.5639	0.5464	0.5289	0.5112	0.4934	0.4756	0.4579
26	0.6816	0.6661	0.6502	0.6339	0.6172	0.6003	0.5832	0.5658	0.5483	0.5307	0.5130	0.4951	0.4773	0.4595
27	0.6840	0.6684	0.6524	0.6361	0.6193	0.6024	0.5852	0.5678	0.5503	0.5326	0.5148	0.4969	0.4790	0.4611
28	0.6864	0.6708	0.6548	0.6384	0.6216	0.6046	0.5874	0.5700	0.5524	0.5346	0.5168	0.4988	0.4809	0.4629
29	0.6889	0.6733	0.6573	0.6408	0.6240	0.6070	0.5897	0.5722	0.5545	0.5367	0.5188	0.5008	0.4828	0.4648
30	0.6917	0.6760	0.6599	0.6434	0.6266	0.6095	0.5921	0.5746	0.5568	0.5390	0.5210	0.5029	0.4849	0.4668
31	0.6945	0.6788	0.6626	0.6461	0.6292	0.6121	0.5947	0.5771	0.5593	0.5414	0.5233	0.5051	0.4870	0.4689
32	0.6974	0.6817	0.6655	0.6490	0.6320	0.6148	0.5974	0.5797	0.5618	0.5439	0.5258	0.5075	0.4893	0.4711
33	0.7005	0.6848	0.6686	0.6520	0.6350	0.6177	0.6002	0.5825	0.5645	0.5465	0.5283	0.5100	0.4917	0.4734
34	0.7038	0.6880	0.6717	0.6551	0.6380	0.6207	0.6032	0.5854	0.5674	0.5493	0.5310	0.5126	0.4942	0.4759
35	0.7072	0.6914	0.6751	0.6584	0.6413	0.6239	0.6063	0.5885	0.5704	0.5522	0.5339	0.5154	0.4969	0.4785
36	0.7108	0.6949	0.6786	0.6619	0.6447	0.6273	0.6096	0.5917	0.5735	0.5553	0.5369	0.5183	0.4998	0.4812
37	0.7145	0.6986	0.6823	0.6655	0.6483	0.6308	0.6131	0.5951	0.5769	0.5585	0.5400	0.5214	0.5028	0.4841
38	0.7184	0.7025	0.6861	0.6693	0.6521	0.6345	0.6168	0.5987	0.5804	0.5620	0.5434	0.5246	0.5059	0.4872
39	0.7225	0.7066	0.6902	0.6733	0.6560	0.6384	0.6206	0.6024	0.5841	0.5656	0.5469	0.5281	0.5093	0.4904
40	0.7268	0.7108	0.6944	0.6775	0.6602	0.6425	0.6246	0.6064	0.5880	0.5694	0.5506	0.5317	0.5128	0.4938
41	0.7312	0.7153	0.6988	0.6819	0.6646	0.6468	0.6289	0.6106	0.5920	0.5734	0.5545	0.5355	0.5165	0.4974
42	0.7359	0.7199	0.7035	0.6865	0.6691	0.6513	0.6333	0.6150	0.5963	0.5776	0.5586	0.5395	0.5204	0.5012
43	0.7407	0.7248	0.7083	0.6913	0.6739	0.6560	0.6380	0.6196	0.6008	0.5820	0.5630	0.5438	0.5245	0.5052
44	0.7457	0.7298	0.7133	0.6963	0.6788	0.6610	0.6428	0.6244	0.6056	0.5867	0.5675	0.5482	0.5288	0.5094
45	0.7509	0.7350	0.7185	0.7015	0.6840	0.6661	0.6480	0.6294	0.6106	0.5915	0.5723	0.5529	0.5334	0.5139
46	0.7563	0.7404	0.7240	0.7070	0.6895	0.6716	0.6533	0.6347	0.6158	0.5967	0.5774	0.5578	0.5382	0.5185
47	0.7619	0.7460	0.7296	0.7126	0.6951	0.6772	0.6589	0.6402	0.6212	0.6020	0.5826	0.5630	0.5433	0.5235
48	0.7676	0.7519	0.7355	0.7185	0.7010	0.6830	0.6647	0.6460	0.6269	0.6077	0.5881	0.5684	0.5486	0.5286
49	0.7736	0.7579	0.7415	0.7246	0.7070	0.6891	0.6708	0.6520	0.6329	0.6135	0.5939	0.5740	0.5541	0.5341
50	0.7797	0.7641	0.7478	0.7309	0.7134	0.6954	0.6771	0.6583	0.6391	0.6197	0.6000	0.5800	0.5600	0.5398
51	0.7860	0.7705	0.7543	0.7374	0.7200	0.7020	0.6837	0.6648	0.6456	0.6261	0.6063	0.5863	0.5661	0.5458
52	0.7924	0.7770	0.7609	0.7441	0.7268	0.7088	0.6905	0.6717	0.6524	0.6329	0.6130	0.5928	0.5725	0.5521

82

APPENDICES

Sub appendix A. 2

Table G –

For Distributions Beginning On And After July 1, 2004

100% Joint And Survivor Without Pop-Up

O&R Participants

	Age of Pensioner
	62	63	64	65	66	67	68	69	70	71	72	73	74	75
53	0.7990	0.7838	0.7678	0.7511	0.7338	0.7160	0.6976	0.6788	0.6595	0.6399	0.6200	0.5997	0.5793	0.5587
54	0.8057	0.7907	0.7748	0.7583	0.7411	0.7233	0.7050	0.6862	0.6669	0.6473	0.6273	0.6069	0.5864	0.5657
55	0.8126	0.7977	0.7820	0.7656	0.7486	0.7309	0.7126	0.6939	0.6746	0.6549	0.6349	0.6145	0.5939	0.5731
56	0.8196	0.8049	0.7895	0.7732	0.7563	0.7387	0.7205	0.7018	0.6826	0.6629	0.6429	0.6224	0.6017	0.5808
57	0.8267	0.8123	0.7970	0.7810	0.7642	0.7468	0.7287	0.7101	0.6909	0.6713	0.6512	0.6306	0.6099	0.5889
58	0.8339	0.8197	0.8047	0.7889	0.7723	0.7550	0.7372	0.7186	0.6995	0.6799	0.6599	0.6393	0.6185	0.5974
59	0.8412	0.8273	0.8126	0.7970	0.7807	0.7636	0.7459	0.7275	0.7084	0.6889	0.6689	0.6483	0.6275	0.6063
60	0.8485	0.8349	0.8205	0.8053	0.7891	0.7723	0.7548	0.7365	0.7176	0.6982	0.6783	0.6577	0.6368	0.6156
61	0.8352	0.8426	0.8285	0.8136	0.7978	0.7811	0.7639	0.7459	0.7271	0.7078	0.6880	0.6674	0.6466	0.6253
62	0.8631	0.8503	0.8366	0.8220	0.8065	0.7902	0.7732	0.7554	0.7369	0.7177	0.6979	0.6775	0.6567	0.6354
63	0.8704	0.8580	0.8446	0.8305	0.8153	0.7994	0.7826	0.7651	0.7468	0.7279	0.7083	0.6879	0.6672	0.6459
64	0.8776	0.8656	0.8527	0.8389	0.8242	0.8086	0.7922	0.7750	0.7569	0.7383	0.7188	0.6986	0.6780	0.6568
65	0.8847	0.8732	0.8607	0.8474	0.8330	0.8178	0.8019	0.7849	0.7672	0.7488	0.7296	0.7097	0.6891	0.6680
66	0.8917	0.8807	0.8687	0.8557	0.8419	0.8271	0.8115	0.7951	0.7777	0.7596	0.7406	0.7209	0.7006	0.6796
67	0.8985	0.8880	0.8764	0.8640	0.8506	0.8363	0.8212	0.8051	0.7882	0.7704	0.7518	0.7323	0.7122	0.6914
68	0.9052	0.8951	0.8841	0.8722	0.8592	0.8455	0.8308	0.8152	0.7987	0.7813	0.7631	0.7439	0.7241	0.7035
69	0.9117	0.9021	0.8916	0.8802	0.8678	0.8545	0.8404	0.8253	0.8092	0.7923	0.7745	0.7556	0.7361	0.7158
70	0.9179	0.9088	0.8988	0.8880	0.8761	0.8634	0.8498	0.8353	0.8197	0.8033	0.7858	0.7674	0.7483	0.7283
71	0.9239	0.9153	0.9059	0.8956	0.8843	0.8721	0.8591	0.8451	0.8301	0.8141	0.7972	0.7793	0.7605	0.7409
72	0.9297	0.9216	0.9127	0.9030	0.8922	0.8807	0.8683	0.8548	0.8403	0.8249	0.8085	0.7911	0.7729	0.7536
73	0.9352	0.9276	0.9193	0.9101	0.8999	0.8889	0.8771	0.8642	0.8504	0.8356	0.8198	0.8029	0.7851	0.7664
74	0.9404	0.9334	0.9256	0.9169	0.9073	0.8970	0.8857	0.8735	0.8602	0.8460	0.8309	0.8146	0.7974	0.7791
75	0.9454	0.9388	0.9315	0.9234	0.9144	0.9046	0.8940	0.8824	0.8698	0.8563	0.8418	0.8261	0.8094	0.7918
76	0.9500	0.9439	0.9372	0.9296	0.9212	0.9120	0.9020	0.8910	0.8791	0.8662	0.8524	0.8373	0.8213	0.8043
77	0.9544	0.9488	0.9424	0.9355	0.9276	0.9190	0.9097	0.8993	0.8880	0.8758	0.8626	0.8482	0.8329	0.8165
78	0.9584	0.9533	0.9475	0.9410	0.9337	0.9257	0.9169	0.9072	0.8966	0.8851	0.8726	0.8589	0.8442	0.8285
79	0.9622	0.9575	0.9522	0.9461	0.9394	0.9319	0.9237	0.9147	0.9047	0.8939	0.8820	0.8691	0.8551	0.8401
80	0.9657	0.9614	0.9565	0.9509	0.9446	0.9377	0.9302	0.9217	0.9124	0.9023	0.8912	0.8789	0.8656	0.8513
81	0.9689	0.9650	0.9605	0.9554	0.9496	0.9432	0.9363	0.9284	0.9197	0.9102	0.8998	0.8882	0.8757	0.8621
82	0.9720	0.9683	0.9642	0.9595	0.9542	0.9483	0.9419	0.9346	0.9265	0.9177	0.9080	0.8971	0.8853	0.8725
83	0.9747	0.9714	0.9676	0.9634	0.9586	0.9531	0.9472	0.9405	0.9330	0.9248	0.9157	0.9055	0.8945	0.8824
84	0.9772	0.9742	0.9708	0.9669	0.9625	0.9575	0.9521	0.9459	0.9390	0.9314	0.9230	0.9135	0.9032	0.8918
85	0.9795	0.9768	0.9738	0.9702	0.9661	0.9617	0.9567	0.9510	0.9446	0.9376	0.9299	0.9211	0.9115	0.9008

83

APPENDICES

A. 2

Table H –

For Distributions Beginning On And After July 1, 2004

50% Joint And Survivor Without Pop-Up

O&R Participants

	Age Of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
20	0.9746	0.9726	0.9705	0.9682	0.9658	0.9632	0.9605	0.9576	0.9545	0.9513	0.9478	0.9441	0.9401	0.9361	0.9317	0.9272
21	0.9753	0.9733	0.9712	0.9690	0.9666	0.9640	0.9614	0.9585	0.9554	0.9522	0.9487	0.9451	0.9412	0.9371	0.9327	0.9282
22	0.9760	0.9740	0.9720	0.9698	0.9674	0.9649	0.9622	0.9594	0.9563	0.9532	0.9497	0.9461	0.9422	0.9381	0.9338	0.9293
23	0.9767	0.9748	0.9728	0.9706	0.9682	0.9657	0.9631	0.9603	0.9573	0.9541	0.9508	0.9471	0.9433	0.9393	0.9349	0.9304
24	0.9774	0.9755	0.9735	0.9714	0.9691	0.9666	0.9640	0.9613	0.9583	0.9551	0.9518	0.9481	0.9443	0.9404	0.9361	0.9316
25	0.9781	0.9762	0.9743	0.9722	0.9700	0.9675	0.9650	0.9622	0.9593	0.9562	0.9528	0.9493	0.9455	0.9415	0.9373	0.9328
26	0.9789	0.9770	0.9751	0.9731	0.9709	0.9684	0.9659	0.9633	0.9603	0.9573	0.9540	0.9504	0.9466	0.9428	0.9385	0.9340
27	0.9796	0.9778	0.9759	0.9739	0.9717	0.9694	0.9669	0.9643	0.9614	0.9583	0.9550	0.9516	0.9478	0.9439	0.9398	0.9353
28	0.9803	0.9785	0.9767	0.9748	0.9726	0.9703	0.9679	0.9653	0.9624	0.9594	0.9562	0.9527	0.9491	0.9452	0.9411	0.9367
29	0.9810	0.9793	0.9775	0.9756	0.9735	0.9713	0.9689	0.9663	0.9635	0.9605	0.9574	0.9539	0.9503	0.9465	0.9424	0.9381
30	0.9817	0.9801	0.9783	0.9765	0.9744	0.9722	0.9698	0.9673	0.9646	0.9617	0.9585	0.9551	0.9516	0.9479	0.9437	0.9395
31	0.9825	0.9808	0.9791	0.9773	0.9753	0.9731	0.9709	0.9684	0.9657	0.9628	0.9597	0.9564	0.9529	0.9492	0.9452	0.9409
32	0.9831	0.9816	0.9800	0.9782	0.9762	0.9741	0.9719	0.9695	0.9668	0.9640	0.9610	0.9577	0.9542	0.9506	0.9466	0.9424
33	0.9838	0.9823	0.9808	0.9790	0.9771	0.9751	0.9729	0.9705	0.9679	0.9652	0.9622	0.9590	0.9556	0.9520	0.9480	0.9439
34	0.9845	0.9830	0.9815	0.9799	0.9780	0.9760	0.9739	0.9716	0.9691	0.9664	0.9635	0.9603	0.9569	0.9534	0.9495	0.9455
35	0.9852	0.9838	0.9823	0.9807	0.9789	0.9769	0.9749	0.9726	0.9701	0.9676	0.9647	0.9616	0.9583	0.9548	0.9510	0.9470
36	0.9858	0.9845	0.9830	0.9815	0.9797	0.9779	0.9759	0.9737	0.9713	0.9687	0.9659	0.9630	0.9597	0.9563	0.9526	0.9486
37	0.9865	0.9852	0.9838	0.9823	0.9806	0.9788	0.9769	0.9748	0.9724	0.9699	0.9672	0.9642	0.9611	0.9578	0.9541	0.9502
38	0.9871	0.9858	0.9845	0.9831	0.9815	0.9797	0.9778	0.9758	0.9735	0.9711	0.9685	0.9656	0.9625	0.9592	0.9556	0.9519
39	0.9877	0.9865	0.9853	0.9839	0.9823	0.9806	0.9788	0.9768	0.9746	0.9723	0.9697	0.9669	0.9639	0.9608	0.9572	0.9535
40	0.9883	0.9871	0.9859	0.9846	0.9831	0.9815	0.9797	0.9778	0.9757	0.9735	0.9709	0.9683	0.9654	0.9622	0.9588	0.9552
41	0.9889	0.9878	0.9866	0.9853	0.9839	0.9823	0.9807	0.9789	0.9768	0.9746	0.9722	0.9695	0.9667	0.9637	0.9604	0.9568
42	0.9894	0.9884	0.9873	0.9860	0.9847	0.9832	0.9816	0.9799	0.9778	0.9758	0.9734	0.9708	0.9681	0.9652	0.9620	0.9585
43	0.9900	0.9890	0.9879	0.9868	0.9854	0.9840	0.9825	0.9808	0.9789	0.9769	0.9746	0.9721	0.9695	0.9667	0.9635	0.9602
44	0.9905	0.9896	0.9885	0.9874	0.9862	0.9848	0.9833	0.9817	0.9799	0.9780	0.9758	0.9734	0.9708	0.9681	0.9650	0.9618
45	0.9910	0.9901	0.9892	0.9881	0.9869	0.9856	0.9842	0.9827	0.9809	0.9790	0.9770	0.9747	0.9722	0.9696	0.9666	0.9635
46	0.9915	0.9906	0.9897	0.9888	0.9876	0.9863	0.9850	0.9835	0.9819	0.9801	0.9781	0.9759	0.9735	0.9710	0.9681	0.9651
47	0.9920	0.9912	0.9903	0.9893	0.9883	0.9871	0.9858	0.9844	0.9828	0.9811	0.9792	0.9771	0.9748	0.9724	0.9696	0.9667
48	0.9924	0.9916	0.9908	0.9899	0.9889	0.9878	0.9866	0.9852	0.9837	0.9821	0.9803	0.9783	0.9761	0.9737	0.9711	0.9683
49	0.9928	0.9921	0.9914	0.9905	0.9895	0.9885	0.9873	0.9861	0.9846	0.9831	0.9813	0.9794	0.9773	0.9751	0.9726	0.9698
50	0.9933	0.9925	0.9918	0.9911	0.9902	0.9892	0.9880	0.9868	0.9855	0.9840	0.9823	0.9805	0.9785	0.9764	0.9740	0.9713
51	0.9936	0.9930	0.9923	0.9916	0.9907	0.9897	0.9887	0.9876	0.9863	0.9849	0.9834	0.9816	0.9797	0.9776	0.9753	0.9729
52	0.9940	0.9934	0.9927	0.9921	0.9913	0.9904	0.9894	0.9883	0.9871	0.9858	0.9843	0.9826	0.9809	0.9789	0.9766	0.9743

84

APPENDICES

Sub appendix A. 2

Table H –

For Distributions Beginning On And After July 1, 2004

50% Joint And Survivor Without Pop-Up

O&R Participants

	Age Of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
53	0.9944	0.9938	0.9932	0.9925	0.9918	0.9909	0.9900	0.9890	0.9879	0.9867	0.9852	0.9837	0.9819	0.9801	0.9780	0.9757
54	0.9947	0.9942	0.9936	0.9930	0.9923	0.9915	0.9906	0.9897	0.9886	0.9874	0.9861	0.9846	0.9830	0.9812	0.9792	0.9771
55	0.9951	0.9945	0.9940	0.9935	0.9928	0.9920	0.9912	0.9903	0.9893	0.9882	0.9870	0.9855	0.9840	0.9823	0.9805	0.9784
56	0.9954	0.9949	0.9944	0.9939	0.9933	0.9925	0.9918	0.9910	0.9900	0.9889	0.9878	0.9864	0.9850	0.9834	0.9816	0.9797
57	0.9957	0.9952	0.9948	0.9943	0.9937	0.9930	0.9923	0.9916	0.9906	0.9897	0.9885	0.9873	0.9860	0.9845	0.9828	0.9810
58	0.9959	0.9956	0.9951	0.9946	0.9941	0.9935	0.9928	0.9921	0.9912	0.9904	0.9893	0.9882	0.9868	0.9855	0.9839	0.9822
59	0.9962	0.9959	0.9954	0.9950	0.9945	0.9939	0.9933	0.9927	0.9918	0.9910	0.9900	0.9889	0.9877	0.9865	0.9849	0.9833
60	0.9965	0.9961	0.9958	0.9953	0.9948	0.9943	0.9938	0.9931	0.9924	0.9916	0.9907	0.9897	0.9885	0.9873	0.9860	0.9845
61	0.9967	0.9964	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9929	0.9922	0.9913	0.9904	0.9893	0.9882	0.9869	0.9855
62	0.9970	0.9967	0.9964	0.9960	0.9956	0.9951	0.9947	0.9941	0.9934	0.9928	0.9920	0.9911	0.9901	0.9891	0.9878	0.9865
63	0.9972	0.9969	0.9966	0.9963	0.9959	0.9955	0.9950	0.9945	0.9939	0.9933	0.9926	0.9917	0.9908	0.9898	0.9887	0.9875
64	0.9974	0.9971	0.9969	0.9966	0.9962	0.9958	0.9954	0.9949	0.9944	0.9938	0.9931	0.9923	0.9915	0.9906	0.9895	0.9884
65	0.9976	0.9973	0.9971	0.9968	0.9965	0.9961	0.9957	0.9954	0.9948	0.9943	0.9937	0.9929	0.9921	0.9913	0.9903	0.9892
66	0.9978	0.9975	0.9973	0.9971	0.9967	0.9964	0.9961	0.9957	0.9952	0.9947	0.9941	0.9935	0.9927	0.9920	0.9910	0.9901
67	0.9980	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9961	0.9956	0.9952	0.9946	0.9940	0.9933	0.9926	0.9917	0.9908
68	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9959	0.9955	0.9951	0.9945	0.9939	0.9932	0.9924	0.9915
69	0.9983	0.9981	0.9979	0.9978	0.9975	0.9973	0.9970	0.9967	0.9963	0.9959	0.9954	0.9949	0.9944	0.9938	0.9930	0.9922
70	0.9984	0.9982	0.9981	0.9979	0.9977	0.9975	0.9972	0.9970	0.9966	0.9963	0.9959	0.9953	0.9948	0.9943	0.9936	0.9929
71	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9975	0.9972	0.9969	0.9966	0.9962	0.9957	0.9952	0.9948	0.9941	0.9934
72	0.9987	0.9985	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9971	0.9969	0.9965	0.9961	0.9957	0.9952	0.9946	0.9940
73	0.9988	0.9987	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9974	0.9972	0.9969	0.9965	0.9960	0.9956	0.9951	0.9945
74	0.9989	0.9988	0.9986	0.9986	0.9984	0.9983	0.9981	0.9979	0.9976	0.9974	0.9971	0.9968	0.9964	0.9960	0.9955	0.9950
75	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981	0.9979	0.9977	0.9974	0.9971	0.9967	0.9964	0.9959	0.9955
76	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9980	0.9979	0.9977	0.9973	0.9970	0.9967	0.9963	0.9959
77	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9982	0.9981	0.9978	0.9976	0.9973	0.9970	0.9967	0.9963
78	0.9992	0.9992	0.9991	0.9991	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981	0.9978	0.9976	0.9973	0.9970	0.9966
79	0.9994	0.9992	0.9992	0.9991	0.9990	0.9989	0.9989	0.9987	0.9985	0.9985	0.9983	0.9980	0.9978	0.9976	0.9973	0.9970
80	0.9994	0.9993	0.9992	0.9992	0.9991	0.9990	0.9990	0.9988	0.9987	0.9986	0.9985	0.9982	0.9980	0.9978	0.9975	0.9972
81	0.9995	0.9994	0.9994	0.9993	0.9992	0.9991	0.9990	0.9990	0.9988	0.9987	0.9986	0.9984	0.9982	0.9980	0.9978	0.9975
82	0.9995	0.9994	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9986	0.9984	0.9982	0.9980	0.9977
83	0.9995	0.9995	0.9995	0.9994	0.9993	0.9993	0.9992	0.9992	0.9990	0.9990	0.9989	0.9987	0.9986	0.9984	0.9982	0.9980
84	0.9996	0.9995	0.9995	0.9995	0.9994	0.9993	0.9993	0.9993	0.9991	0.9991	0.9990	0.9988	0.9987	0.9986	0.9984	0.9982
85	0.9996	0.9996	0.9996	0.9995	0.9995	0.9994	0.9994	0.9993	0.9992	0.9992	0.9991	0.9989	0.9988	0.9987	0.9985	0.9984

85

APPENDICES

Sub appendix A. 2

Table H –

For Distributions Beginning On And After July 1, 2004

50% Joint And Survivor Without Pop-Up

O&R Participants

	Age Of Pensioner
	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
20	0.9224	0.9173	0.9120	0.9065	0.9006	0.8945	0.8880	0.8813	0.8742	0.8667	0.8588	0.8506	0.8418	0.8327	0.8231	0.8130
21	0.9235	0.9184	0.9131	0.9076	0.9017	0.8956	0.8892	0.8825	0.8754	0.8679	0.8600	0.8518	0.8430	0.8339	0.8243	0.8142
22	0.9246	0.9195	0.9143	0.9087	0.9029	0.8968	0.8904	0.8837	0.8766	0.8691	0.8613	0.8530	0.8444	0.8352	0.8256	0.8155
23	0.9257	0.9207	0.9154	0.9099	0.9041	0.8980	0.8916	0.8850	0.8779	0.8704	0.8626	0.8544	0.8457	0.8365	0.8269	0.8168
24	0.9269	0.9219	0.9167	0.9112	0.9054	0.8993	0.8930	0.8863	0.8792	0.8718	0.8640	0.8557	0.8471	0.8380	0.8283	0.8182
25	0.9282	0.9232	0.9180	0.9125	0.9068	0.9007	0.8943	0.8877	0.8806	0.8732	0.8654	0.8572	0.8485	0.8394	0.8298	0.8197
26	0.9295	0.9245	0.9193	0.9139	0.9082	0.9021	0.8957	0.8892	0.8821	0.8747	0.8669	0.8587	0.8500	0.8410	0.8313	0.8213
27	0.9308	0.9259	0.9207	0.9153	0.9096	0.9035	0.8973	0.8906	0.8836	0.8762	0.8685	0.8603	0.8516	0.8426	0.8329	0.8229
28	0.9321	0.9272	0.9221	0.9167	0.9111	0.9051	0.8988	0.8922	0.8853	0.8779	0.8701	0.8619	0.8533	0.8443	0.8347	0.8246
29	0.9335	0.9287	0.9236	0.9183	0.9127	0.9067	0.9004	0.8939	0.8869	0.8795	0.8718	0.8636	0.8551	0.8460	0.8364	0.8264
30	0.9350	0.9302	0.9252	0.9198	0.9143	0.9083	0.9021	0.8956	0.8886	0.8813	0.8736	0.8655	0.8569	0.8479	0.8382	0.8283
31	0.9365	0.9317	0.9267	0.9215	0.9159	0.9100	0.9038	0.8973	0.8904	0.8831	0.8754	0.8673	0.8588	0.8497	0.8402	0.8302
32	0.9380	0.9333	0.9284	0.9231	0.9176	0.9118	0.9056	0.8991	0.8923	0.8850	0.8773	0.8693	0.8608	0.8518	0.8422	0.8322
33	0.9396	0.9349	0.9300	0.9248	0.9194	0.9135	0.9074	0.9010	0.8942	0.8870	0.8793	0.8713	0.8628	0.8538	0.8443	0.8344
34	0.9412	0.9366	0.9317	0.9266	0.9212	0.9154	0.9093	0.9030	0.8962	0.8890	0.8814	0.8734	0.8650	0.8560	0.8465	0.8366
35	0.9428	0.9383	0.9335	0.9284	0.9230	0.9173	0.9113	0.9050	0.8982	0.8911	0.8836	0.8756	0.8672	0.8583	0.8488	0.8389
36	0.9445	0.9399	0.9353	0.9302	0.9250	0.9193	0.9133	0.9071	0.9004	0.8933	0.8858	0.8779	0.8695	0.8606	0.8512	0.8414
37	0.9461	0.9417	0.9371	0.9322	0.9269	0.9213	0.9154	0.9092	0.9026	0.8955	0.8881	0.8802	0.8719	0.8631	0.8537	0.8439
38	0.9479	0.9435	0.9389	0.9340	0.9289	0.9234	0.9175	0.9114	0.9048	0.8978	0.8905	0.8827	0.8744	0.8656	0.8563	0.8465
39	0.9496	0.9453	0.9408	0.9360	0.9309	0.9255	0.9197	0.9137	0.9072	0.9003	0.8929	0.8852	0.8769	0.8682	0.8590	0.8492
40	0.9513	0.9471	0.9428	0.9380	0.9330	0.9276	0.9219	0.9160	0.9096	0.9027	0.8955	0.8878	0.8796	0.8709	0.8617	0.8520
41	0.9531	0.9490	0.9447	0.9400	0.9351	0.9299	0.9243	0.9183	0.9120	0.9052	0.8981	0.8904	0.8824	0.8738	0.8646	0.8549
42	0.9549	0.9508	0.9466	0.9421	0.9372	0.9321	0.9266	0.9208	0.9145	0.9078	0.9007	0.8932	0.8852	0.8767	0.8676	0.8580
43	0.9566	0.9527	0.9485	0.9442	0.9394	0.9343	0.9289	0.9232	0.9171	0.9105	0.9034	0.8960	0.8880	0.8796	0.8706	0.8611
44	0.9583	0.9545	0.9505	0.9462	0.9416	0.9366	0.9313	0.9257	0.9197	0.9132	0.9063	0.8989	0.8910	0.8827	0.8738	0.8643
45	0.9601	0.9564	0.9525	0.9483	0.9438	0.9389	0.9337	0.9282	0.9223	0.9159	0.9091	0.9018	0.8941	0.8858	0.8770	0.8677
46	0.9618	0.9583	0.9545	0.9504	0.9460	0.9412	0.9362	0.9308	0.9250	0.9186	0.9120	0.9049	0.8972	0.8891	0.8803	0.8711
47	0.9636	0.9601	0.9564	0.9524	0.9482	0.9435	0.9386	0.9334	0.9276	0.9215	0.9149	0.9079	0.9004	0.8924	0.8837	0.8746
48	0.9652	0.9619	0.9584	0.9545	0.9504	0.9459	0.9411	0.9359	0.9304	0.9243	0.9179	0.9110	0.9036	0.8957	0.8872	0.8782
49	0.9669	0.9637	0.9603	0.9566	0.9526	0.9482	0.9435	0.9385	0.9331	0.9272	0.9209	0.9141	0.9069	0.8991	0.8907	0.8818
50	0.9686	0.9655	0.9621	0.9586	0.9547	0.9505	0.9459	0.9411	0.9358	0.9301	0.9239	0.9173	0.9102	0.9026	0.8943	0.8856
51	0.9702	0.9672	0.9641	0.9606	0.9569	0.9527	0.9484	0.9437	0.9386	0.9330	0.9270	0.9205	0.9135	0.9061	0.8980	0.8894
52	0.9718	0.9689	0.9659	0.9625	0.9589	0.9550	0.9508	0.9462	0.9413	0.9359	0.9300	0.9238	0.9169	0.9096	0.9017	0.8933

86

APPENDICES

Sub appendix A. 2

Table H –

O&R Participants

For Distributions Beginning On And After July 1, 2004

50% Joint And Survivor Without Pop-Up

	Age Of Pensioner
	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
53	0.9733	0.9706	0.9677	0.9645	0.9610	0.9572	0.9532	0.9488	0.9440	0.9388	0.9331	0.9270	0.9204	0.9132	0.9054	0.8972
54	0.9748	0.9722	0.9694	0.9664	0.9631	0.9595	0.9555	0.9513	0.9467	0.9416	0.9361	0.9302	0.9238	0.9168	0.9092	0.9011
55	0.9763	0.9738	0.9711	0.9683	0.9651	0.9616	0.9578	0.9538	0.9494	0.9445	0.9392	0.9334	0.9272	0.9204	0.9131	0.9052
56	0.9776	0.9753	0.9728	0.9700	0.9671	0.9637	0.9602	0.9563	0.9520	0.9473	0.9422	0.9367	0.9306	0.9240	0.9169	0.9092
57	0.9790	0.9768	0.9744	0.9718	0.9690	0.9658	0.9624	0.9587	0.9546	0.9501	0.9452	0.9398	0.9340	0.9277	0.9207	0.9132
58	0.9803	0.9782	0.9760	0.9736	0.9708	0.9678	0.9646	0.9611	0.9571	0.9528	0.9482	0.9430	0.9374	0.9313	0.9245	0.9173
59	0.9816	0.9796	0.9775	0.9752	0.9727	0.9698	0.9667	0.9634	0.9597	0.9555	0.9511	0.9462	0.9408	0.9349	0.9283	0.9214
60	0.9828	0.9809	0.9789	0.9768	0.9744	0.9717	0.9688	0.9656	0.9621	0.9582	0.9539	0.9492	0.9441	0.9384	0.9322	0.9254
61	0.9840	0.9822	0.9804	0.9783	0.9760	0.9736	0.9708	0.9678	0.9645	0.9607	0.9567	0.9522	0.9473	0.9419	0.9359	0.9294
62	0.9851	0.9834	0.9817	0.9798	0.9777	0.9753	0.9727	0.9699	0.9668	0.9632	0.9594	0.9551	0.9504	0.9453	0.9395	0.9334
63	0.9861	0.9846	0.9830	0.9812	0.9792	0.9770	0.9745	0.9720	0.9690	0.9656	0.9620	0.9580	0.9536	0.9487	0.9432	0.9373
64	0.9872	0.9857	0.9842	0.9825	0.9807	0.9786	0.9764	0.9739	0.9711	0.9680	0.9646	0.9608	0.9566	0.9520	0.9467	0.9411
65	0.9881	0.9868	0.9854	0.9838	0.9821	0.9802	0.9780	0.9758	0.9731	0.9702	0.9670	0.9635	0.9595	0.9551	0.9502	0.9448
66	0.9890	0.9878	0.9865	0.9850	0.9835	0.9816	0.9797	0.9776	0.9751	0.9724	0.9694	0.9661	0.9623	0.9582	0.9535	0.9484
67	0.9899	0.9888	0.9875	0.9862	0.9847	0.9830	0.9812	0.9792	0.9770	0.9745	0.9717	0.9685	0.9650	0.9611	0.9567	0.9519
68	0.9907	0.9896	0.9885	0.9873	0.9859	0.9844	0.9827	0.9809	0.9788	0.9764	0.9738	0.9708	0.9676	0.9639	0.9598	0.9553
69	0.9914	0.9904	0.9894	0.9883	0.9870	0.9856	0.9840	0.9824	0.9805	0.9783	0.9758	0.9731	0.9700	0.9667	0.9628	0.9586
70	0.9922	0.9912	0.9903	0.9892	0.9881	0.9868	0.9853	0.9838	0.9821	0.9800	0.9778	0.9752	0.9724	0.9692	0.9656	0.9617
71	0.9928	0.9919	0.9911	0.9902	0.9891	0.9879	0.9866	0.9851	0.9835	0.9816	0.9795	0.9772	0.9746	0.9717	0.9683	0.9646
72	0.9934	0.9927	0.9919	0.9910	0.9900	0.9889	0.9877	0.9864	0.9849	0.9832	0.9813	0.9791	0.9767	0.9740	0.9709	0.9675
73	0.9940	0.9933	0.9926	0.9918	0.9909	0.9899	0.9888	0.9876	0.9862	0.9846	0.9828	0.9809	0.9787	0.9762	0.9733	0.9701
74	0.9945	0.9939	0.9932	0.9925	0.9917	0.9907	0.9898	0.9887	0.9874	0.9860	0.9844	0.9826	0.9805	0.9783	0.9755	0.9726
75	0.9950	0.9944	0.9938	0.9932	0.9925	0.9916	0.9907	0.9897	0.9886	0.9873	0.9858	0.9841	0.9822	0.9802	0.9777	0.9750
76	0.9955	0.9949	0.9944	0.9938	0.9931	0.9924	0.9915	0.9906	0.9896	0.9884	0.9870	0.9856	0.9839	0.9820	0.9797	0.9772
77	0.9959	0.9954	0.9949	0.9944	0.9937	0.9931	0.9923	0.9915	0.9906	0.9895	0.9883	0.9869	0.9854	0.9836	0.9815	0.9793
78	0.9963	0.9959	0.9954	0.9949	0.9944	0.9937	0.9930	0.9923	0.9915	0.9905	0.9894	0.9882	0.9867	0.9851	0.9833	0.9812
79	0.9967	0.9962	0.9958	0.9954	0.9949	0.9943	0.9937	0.9931	0.9923	0.9913	0.9904	0.9893	0.9880	0.9866	0.9848	0.9829
80	0.9970	0.9966	0.9962	0.9958	0.9954	0.9948	0.9943	0.9937	0.9930	0.9922	0.9913	0.9903	0.9891	0.9879	0.9863	0.9846
81	0.9973	0.9969	0.9966	0.9962	0.9958	0.9954	0.9948	0.9943	0.9937	0.9929	0.9922	0.9913	0.9902	0.9890	0.9876	0.9861
82	0.9975	0.9972	0.9969	0.9966	0.9963	0.9958	0.9953	0.9949	0.9943	0.9937	0.9930	0.9921	0.9912	0.9901	0.9888	0.9874
83	0.9978	0.9975	0.9973	0.9970	0.9966	0.9962	0.9958	0.9954	0.9949	0.9943	0.9936	0.9929	0.9921	0.9911	0.9900	0.9887
84	0.9980	0.9978	0.9975	0.9972	0.9970	0.9966	0.9962	0.9959	0.9954	0.9949	0.9943	0.9936	0.9929	0.9920	0.9910	0.9898
85	0.9982	0.9980	0.9978	0.9976	0.9973	0.9970	0.9966	0.9963	0.9959	0.9954	0.9949	0.9943	0.9936	0.9929	0.9919	0.9909

87

APPENDICES

Sub appendix A. 2

Table H –

For Distributions Beginning On And After July 1, 2004

50% Joint And Survivor Without Pop-Up

O&R Participants

	Age Of Pensioner
	62	63	64	65	66	67	68	69	70	71	72	73	74	75
20	0.8023	0.7913	0.7796	0.7676	0.7549	0.7418	0.7284	0.7144	0.7000	0.6852	0.6699	0.6542	0.6381	0.6217
21	0.8036	0.7925	0.7809	0.7688	0.7561	0.7431	0.7296	0.7156	0.7012	0.6864	0.6711	0.6554	0.6393	0.6229
22	0.8049	0.7937	0.7821	0.7701	0.7574	0.7444	0.7309	0.7169	0.7025	0.6877	0.6724	0.6566	0.6406	0.6241
23	0.8062	0.7952	0.7835	0.7714	0.7588	0.7457	0.7323	0.7183	0.7038	0.6890	0.6737	0.6579	0.6418	0.6254
24	0.8076	0.7966	0.7850	0.7729	0.7602	0.7471	0.7337	0.7197	0.7052	0.6904	0.6751	0.6593	0.6432	0.6267
25	0.8091	0.7980	0.7864	0.7744	0.7617	0.7486	0.7352	0.7212	0.7067	0.6919	0.6766	0.6607	0.6447	0.6281
26	0.8107	0.7996	0.7880	0.7759	0.7633	0.7502	0.7368	0.7227	0.7082	0.6934	0.6781	0.6623	0.6462	0.6296
27	0.8123	0.8013	0.7896	0.7776	0.7649	0.7518	0.7384	0.7244	0.7099	0.6950	0.6797	0.6639	0.6478	0.6312
28	0.8140	0.8030	0.7914	0.7793	0.7667	0.7536	0.7401	0.7261	0.7116	0.6968	0.6814	0.6656	0.6494	0.6329
29	0.8158	0.8048	0.7932	0.7811	0.7685	0.7554	0.7420	0.7279	0.7134	0.6986	0.6832	0.6674	0.6512	0.6346
30	0.8177	0.8067	0.7951	0.7830	0.7704	0.7573	0.7439	0.7298	0.7153	0.7005	0.6851	0.6692	0.6531	0.6365
31	0.8197	0.8087	0.7971	0.7850	0.7724	0.7594	0.7459	0.7318	0.7173	0.7025	0.6871	0.6712	0.6550	0.6384
32	0.8217	0.8107	0.7992	0.7871	0.7745	0.7615	0.7480	0.7340	0.7194	0.7046	0.6892	0.6733	0.6571	0.6404
33	0.8239	0.8129	0.8014	0.7893	0.7767	0.7637	0.7502	0.7362	0.7216	0.7068	0.6914	0.6755	0.6593	0.6426
34	0.8262	0.8152	0.8037	0.7916	0.7790	0.7660	0.7525	0.7385	0.7240	0.7091	0.6937	0.6778	0.6615	0.6449
35	0.8285	0.8175	0.8061	0.7940	0.7815	0.7684	0.7549	0.7409	0.7264	0.7115	0.6961	0.6802	0.6640	0.6472
36	0.8310	0.8200	0.8085	0.7965	0.7840	0.7710	0.7575	0.7435	0.7290	0.7141	0.6986	0.6827	0.6665	0.6497
37	0.8335	0.8226	0.8111	0.7992	0.7866	0.7736	0.7602	0.7462	0.7316	0.7167	0.7013	0.6854	0.6691	0.6524
38	0.8361	0.8253	0.8139	0.8019	0.7894	0.7764	0.7630	0.7490	0.7344	0.7196	0.7041	0.6882	0.6719	0.6552
39	0.8389	0.8281	0.8167	0.8048	0.7923	0.7793	0.7659	0.7519	0.7374	0.7225	0.7071	0.6912	0.6749	0.6581
40	0.8418	0.8310	0.8197	0.8077	0.7953	0.7824	0.7690	0.7550	0.7405	0.7256	0.7102	0.6943	0.6780	0.6612
41	0.8447	0.8340	0.8227	0.8109	0.7985	0.7855	0.7722	0.7582	0.7437	0.7288	0.7135	0.6975	0.6812	0.6643
42	0.8479	0.8372	0.8259	0.8141	0.8017	0.7888	0.7755	0.7616	0.7471	0.7322	0.7168	0.7009	0.6845	0.6677
43	0.8511	0.8404	0.8292	0.8175	0.8052	0.7923	0.7790	0.7651	0.7506	0.7358	0.7204	0.7045	0.6881	0.6713
44	0.8544	0.8438	0.8327	0.8210	0.8087	0.7959	0.7826	0.7688	0.7544	0.7395	0.7241	0.7082	0.6918	0.6750
45	0.8577	0.8473	0.8363	0.8246	0.8124	0.7996	0.7864	0.7725	0.7582	0.7434	0.7280	0.7121	0.6958	0.6789
46	0.8613	0.8509	0.8399	0.8283	0.8162	0.8035	0.7903	0.7766	0.7622	0.7474	0.7321	0.7161	0.6998	0.6830
47	0.8649	0.8546	0.8437	0.8322	0.8201	0.8075	0.7944	0.7807	0.7663	0.7516	0.7363	0.7204	0.7041	0.6872
48	0.8686	0.8584	0.8476	0.8362	0.8242	0.8116	0.7986	0.7849	0.7707	0.7560	0.7407	0.7248	0.7085	0.6916
49	0.8724	0.8623	0.8516	0.8403	0.8284	0.8159	0.8029	0.7893	0.7751	0.7605	0.7453	0.7294	0.7131	0.6963
50	0.8762	0.8663	0.8557	0.8445	0.8327	0.8203	0.8075	0.7940	0.7798	0.7652	0.7500	0.7342	0.7180	0.7011
51	0.8802	0.8703	0.8599	0.8489	0.8372	0.8249	0.8122	0.7987	0.7847	0.7701	0.7549	0.7392	0.7229	0.7062
52	0.8842	0.8745	0.8642	0.8533	0.8417	0.8296	0.8169	0.8036	0.7897	0.7752	0.7601	0.7444	0.7282	0.7114

88

APPENDICES

Sub appendix A. 2

Table H –

For Distributions Beginning On And After July 1, 2004

50% Joint And Survivor Without Pop-Up

O&R Participants

	Age Of Pensioner
	62	63	64	65	66	67	68	69	70	71	72	73	74	75
53	0.8883	0.8788	0.8687	0.8579	0.8464	0.8344	0.8219	0.8087	0.7948	0.7804	0.7655	0.7498	0.7337	0.7169
54	0.8924	0.8831	0.8731	0.8625	0.8512	0.8394	0.8270	0.8139	0.8002	0.7859	0.7709	0.7554	0.7393	0.7226
55	0.8966	0.8875	0.8777	0.8673	0.8562	0.8445	0.8322	0.8193	0.8057	0.7915	0.7767	0.7612	0.7452	0.7286
56	0.9008	0.8919	0.8824	0.8721	0.8612	0.8497	0.8376	0.8248	0.8113	0.7973	0.7827	0.7672	0.7513	0.7348
57	0.9052	0.8965	0.8870	0.8771	0.8664	0.8550	0.8431	0.8305	0.8172	0.8033	0.7887	0.7735	0.7577	0.7412
58	0.9094	0.9010	0.8918	0.8820	0.8715	0.8605	0.8487	0.8363	0.8232	0.8095	0.7951	0.7800	0.7643	0.7479
59	0.9138	0.9055	0.8966	0.8871	0.8768	0.8659	0.8545	0.8422	0.8293	0.8158	0.8016	0.7867	0.7711	0.7549
60	0.9181	0.9101	0.9014	0.8921	0.8822	0.8715	0.8603	0.8483	0.8356	0.8223	0.8083	0.7935	0.7782	0.7620
61	0.8352	0.9146	0.9062	0.8972	0.8875	0.8772	0.8662	0.8544	0.8420	0.8289	0.8151	0.8005	0.7854	0.7694
62	0.9265	0.9191	0.9110	0.9023	0.8928	0.8828	0.8721	0.8607	0.8485	0.8357	0.8221	0.8078	0.7928	0.7770
63	0.9307	0.9235	0.9158	0.9074	0.8983	0.8885	0.8781	0.8669	0.8551	0.8425	0.8292	0.8151	0.8004	0.7849
64	0.9348	0.9280	0.9205	0.9124	0.9036	0.8941	0.8841	0.8732	0.8616	0.8494	0.8364	0.8226	0.8082	0.7929
65	0.9388	0.9323	0.9252	0.9174	0.9089	0.8998	0.8900	0.8795	0.8683	0.8564	0.8437	0.8301	0.8160	0.8010
66	0.9427	0.9365	0.9297	0.9223	0.9141	0.9053	0.8960	0.8858	0.8749	0.8633	0.8510	0.8378	0.8239	0.8092
67	0.9466	0.9406	0.9341	0.9271	0.9193	0.9109	0.9019	0.8921	0.8815	0.8703	0.8583	0.8455	0.8319	0.8176
68	0.9503	0.9447	0.9385	0.9318	0.9243	0.9163	0.9076	0.8982	0.8881	0.8772	0.8656	0.8532	0.8400	0.8260
69	0.9538	0.9485	0.9427	0.9363	0.9292	0.9216	0.9133	0.9043	0.8945	0.8841	0.8729	0.8608	0.8480	0.8343
70	0.9572	0.9522	0.9468	0.9407	0.9340	0.9267	0.9189	0.9102	0.9009	0.8909	0.8801	0.8685	0.8560	0.8427
71	0.9604	0.9558	0.9506	0.9450	0.9386	0.9317	0.9242	0.9161	0.9071	0.8975	0.8872	0.8760	0.8640	0.8512
72	0.9635	0.9592	0.9544	0.9490	0.9431	0.9366	0.9295	0.9217	0.9132	0.9041	0.8942	0.8834	0.8719	0.8595
73	0.9665	0.9625	0.9579	0.9529	0.9474	0.9412	0.9346	0.9272	0.9191	0.9104	0.9010	0.8907	0.8796	0.8678
74	0.9693	0.9655	0.9613	0.9566	0.9514	0.9457	0.9394	0.9325	0.9248	0.9167	0.9077	0.8978	0.8873	0.8758
75	0.9719	0.9685	0.9645	0.9602	0.9553	0.9499	0.9441	0.9375	0.9304	0.9226	0.9141	0.9048	0.8947	0.8837
76	0.9743	0.9711	0.9676	0.9635	0.9590	0.9540	0.9485	0.9424	0.9357	0.9283	0.9203	0.9115	0.9019	0.8915
77	0.9766	0.9737	0.9704	0.9667	0.9624	0.9578	0.9527	0.9470	0.9406	0.9338	0.9263	0.9178	0.9088	0.8990
78	0.9788	0.9761	0.9730	0.9696	0.9657	0.9614	0.9567	0.9514	0.9455	0.9391	0.9320	0.9240	0.9155	0.9061
79	0.9807	0.9783	0.9754	0.9723	0.9687	0.9648	0.9604	0.9554	0.9500	0.9439	0.9374	0.9299	0.9219	0.9130
80	0.9826	0.9803	0.9778	0.9748	0.9715	0.9679	0.9638	0.9593	0.9541	0.9486	0.9424	0.9355	0.9280	0.9197
81	0.9842	0.9822	0.9798	0.9772	0.9742	0.9708	0.9670	0.9629	0.9581	0.9530	0.9473	0.9407	0.9338	0.9259
82	0.9858	0.9839	0.9818	0.9794	0.9765	0.9734	0.9701	0.9662	0.9618	0.9571	0.9517	0.9458	0.9392	0.9318
83	0.9872	0.9855	0.9836	0.9814	0.9788	0.9760	0.9729	0.9693	0.9653	0.9609	0.9560	0.9504	0.9443	0.9375
84	0.9885	0.9869	0.9852	0.9832	0.9809	0.9783	0.9755	0.9722	0.9685	0.9645	0.9600	0.9548	0.9491	0.9428
85	0.9897	0.9883	0.9867	0.9849	0.9828	0.9805	0.9779	0.9749	0.9715	0.9678	0.9637	0.9589	0.9537	0.9478

89

APPENDICES

Sub appendix A. 2

Table I –

Distributions Beginning On And After July 1, 2004

100% Joint And Survivor With Pop-Up

O&R Participants

	Age Of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
20	0.9497	0.9458	0.9418	0.9375	0.9330	0.9282	0.9231	0.9177	0.9121	0.9061	0.8998	0.8931	0.8861	0.8788	0.8711	0.8631
21	0.9509	0.9471	0.9432	0.9389	0.9344	0.9297	0.9247	0.9193	0.9136	0.9077	0.9014	0.8948	0.8878	0.8805	0.8729	0.8649
22	0.9522	0.9485	0.9446	0.9404	0.9359	0.9312	0.9262	0.9209	0.9153	0.9094	0.9031	0.8965	0.8896	0.8824	0.8747	0.8667
23	0.9535	0.9498	0.9460	0.9419	0.9374	0.9327	0.9278	0.9226	0.9170	0.9111	0.9049	0.8983	0.8914	0.8842	0.8766	0.8686
24	0.9548	0.9512	0.9474	0.9433	0.9389	0.9343	0.9294	0.9243	0.9187	0.9129	0.9067	0.9002	0.8933	0.8861	0.8785	0.8706
25	0.9561	0.9526	0.9488	0.9448	0.9405	0.9359	0.9311	0.9260	0.9205	0.9147	0.9086	0.9020	0.8952	0.8881	0.8805	0.8726
26	0.9575	0.9540	0.9503	0.9463	0.9421	0.9376	0.9328	0.9277	0.9223	0.9166	0.9105	0.9040	0.8972	0.8901	0.8826	0.8748
27	0.9588	0.9553	0.9518	0.9479	0.9437	0.9392	0.9345	0.9295	0.9241	0.9184	0.9124	0.9060	0.8993	0.8922	0.8847	0.8769
28	0.9601	0.9567	0.9532	0.9494	0.9453	0.9409	0.9363	0.9313	0.9260	0.9204	0.9144	0.9081	0.9014	0.8943	0.8869	0.8791
29	0.9614	0.9581	0.9547	0.9509	0.9469	0.9426	0.9380	0.9332	0.9279	0.9223	0.9164	0.9101	0.9035	0.8966	0.8892	0.8815
30	0.9627	0.9595	0.9562	0.9525	0.9485	0.9443	0.9398	0.9350	0.9298	0.9243	0.9185	0.9123	0.9057	0.8988	0.8915	0.8838
31	0.9640	0.9609	0.9576	0.9540	0.9501	0.9460	0.9416	0.9369	0.9318	0.9264	0.9206	0.9145	0.9080	0.9012	0.8938	0.8863
32	0.9653	0.9623	0.9591	0.9556	0.9518	0.9477	0.9434	0.9387	0.9337	0.9284	0.9228	0.9167	0.9102	0.9035	0.8962	0.8887
33	0.9666	0.9637	0.9605	0.9571	0.9534	0.9494	0.9452	0.9407	0.9357	0.9305	0.9249	0.9189	0.9125	0.9059	0.8987	0.8913
34	0.9679	0.9650	0.9619	0.9586	0.9550	0.9511	0.9470	0.9425	0.9377	0.9326	0.9271	0.9211	0.9149	0.9083	0.9013	0.8938
35	0.9691	0.9663	0.9633	0.9601	0.9566	0.9528	0.9488	0.9444	0.9397	0.9346	0.9292	0.9234	0.9173	0.9107	0.9038	0.8965
36	0.9703	0.9676	0.9647	0.9616	0.9582	0.9545	0.9506	0.9463	0.9417	0.9367	0.9314	0.9257	0.9197	0.9133	0.9064	0.8992
37	0.9715	0.9689	0.9661	0.9631	0.9598	0.9562	0.9524	0.9482	0.9436	0.9389	0.9336	0.9280	0.9221	0.9158	0.9090	0.9019
38	0.9726	0.9701	0.9674	0.9645	0.9613	0.9578	0.9541	0.9500	0.9456	0.9409	0.9358	0.9303	0.9245	0.9183	0.9116	0.9046
39	0.9737	0.9713	0.9687	0.9659	0.9628	0.9594	0.9558	0.9519	0.9476	0.9430	0.9380	0.9326	0.9269	0.9209	0.9143	0.9074
40	0.9748	0.9725	0.9700	0.9673	0.9643	0.9610	0.9575	0.9537	0.9495	0.9450	0.9402	0.9350	0.9294	0.9234	0.9169	0.9102
41	0.9759	0.9737	0.9713	0.9686	0.9657	0.9626	0.9592	0.9555	0.9514	0.9471	0.9424	0.9373	0.9318	0.9260	0.9196	0.9130
42	0.9770	0.9748	0.9725	0.9699	0.9672	0.9641	0.9609	0.9573	0.9533	0.9491	0.9445	0.9395	0.9342	0.9285	0.9223	0.9158
43	0.9780	0.9759	0.9737	0.9712	0.9685	0.9656	0.9625	0.9590	0.9551	0.9511	0.9466	0.9418	0.9365	0.9310	0.9250	0.9186
44	0.9789	0.9769	0.9748	0.9725	0.9699	0.9670	0.9640	0.9607	0.9570	0.9531	0.9487	0.9440	0.9389	0.9335	0.9276	0.9214
45	0.9799	0.9780	0.9759	0.9737	0.9712	0.9685	0.9655	0.9624	0.9588	0.9550	0.9508	0.9462	0.9413	0.9360	0.9303	0.9242
46	0.9808	0.9789	0.9770	0.9748	0.9724	0.9698	0.9670	0.9639	0.9605	0.9568	0.9528	0.9483	0.9436	0.9384	0.9329	0.9269
47	0.9816	0.9799	0.9780	0.9759	0.9737	0.9712	0.9685	0.9655	0.9622	0.9586	0.9547	0.9504	0.9458	0.9409	0.9355	0.9297
48	0.9825	0.9808	0.9790	0.9771	0.9749	0.9725	0.9699	0.9670	0.9639	0.9604	0.9567	0.9525	0.9481	0.9433	0.9380	0.9324
49	0.9832	0.9817	0.9800	0.9781	0.9760	0.9737	0.9713	0.9685	0.9655	0.9622	0.9585	0.9545	0.9502	0.9456	0.9405	0.9351
50	0.9840	0.9825	0.9809	0.9791	0.9771	0.9749	0.9726	0.9699	0.9670	0.9638	0.9604	0.9565	0.9523	0.9479	0.9429	0.9377
51	0.9848	0.9833	0.9818	0.9801	0.9782	0.9761	0.9738	0.9713	0.9685	0.9655	0.9621	0.9584	0.9544	0.9502	0.9454	0.9403
52	0.9855	0.9841	0.9827	0.9811	0.9792	0.9772	0.9751	0.9727	0.9700	0.9671	0.9639	0.9603	0.9565	0.9523	0.9477	0.9428

90

APPENDICES

Sub appendix A. 2

Table I –

Distributions Beginning On And After July 1, 2004

100% Joint And Survivor With Pop-Up

O&R Participants

	Age Of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
53	0.9862	0.9849	0.9835	0.9820	0.9802	0.9783	0.9762	0.9739	0.9714	0.9686	0.9655	0.9621	0.9584	0.9544	0.9500	0.9453
54	0.9869	0.9856	0.9843	0.9828	0.9812	0.9793	0.9774	0.9752	0.9727	0.9701	0.9672	0.9639	0.9603	0.9565	0.9523	0.9477
55	0.9875	0.9863	0.9850	0.9837	0.9821	0.9803	0.9785	0.9764	0.9741	0.9715	0.9687	0.9656	0.9622	0.9585	0.9544	0.9501
56	0.9881	0.9870	0.9858	0.9844	0.9830	0.9813	0.9795	0.9776	0.9753	0.9729	0.9702	0.9672	0.9639	0.9605	0.9565	0.9524
57	0.9887	0.9876	0.9865	0.9852	0.9838	0.9822	0.9806	0.9787	0.9765	0.9742	0.9716	0.9688	0.9657	0.9623	0.9586	0.9545
58	0.9892	0.9882	0.9871	0.9860	0.9846	0.9831	0.9815	0.9797	0.9777	0.9755	0.9731	0.9703	0.9674	0.9641	0.9605	0.9567
59	0.9898	0.9888	0.9878	0.9867	0.9854	0.9840	0.9825	0.9807	0.9788	0.9768	0.9744	0.9718	0.9689	0.9659	0.9625	0.9588
60	0.9903	0.9894	0.9884	0.9874	0.9861	0.9848	0.9833	0.9817	0.9799	0.9779	0.9757	0.9732	0.9705	0.9676	0.9643	0.9608
61	0.9907	0.9899	0.9890	0.9880	0.9868	0.9855	0.9842	0.9827	0.9809	0.9790	0.9769	0.9746	0.9720	0.9692	0.9661	0.9627
62	0.9912	0.9904	0.9896	0.9886	0.9875	0.9863	0.9850	0.9835	0.9819	0.9801	0.9781	0.9758	0.9734	0.9707	0.9677	0.9645
63	0.9917	0.9909	0.9901	0.9892	0.9882	0.9870	0.9858	0.9844	0.9828	0.9811	0.9793	0.9771	0.9748	0.9722	0.9694	0.9664
64	0.9921	0.9914	0.9906	0.9897	0.9888	0.9877	0.9866	0.9852	0.9837	0.9821	0.9803	0.9783	0.9760	0.9737	0.9709	0.9680
65	0.9925	0.9918	0.9911	0.9903	0.9893	0.9883	0.9873	0.9860	0.9846	0.9831	0.9813	0.9794	0.9773	0.9750	0.9724	0.9697
66	0.9929	0.9923	0.9916	0.9908	0.9899	0.9890	0.9879	0.9868	0.9854	0.9840	0.9823	0.9805	0.9785	0.9763	0.9739	0.9713
67	0.9933	0.9927	0.9920	0.9913	0.9904	0.9896	0.9886	0.9875	0.9862	0.9849	0.9833	0.9815	0.9796	0.9776	0.9752	0.9727
68	0.9936	0.9930	0.9925	0.9918	0.9910	0.9902	0.9892	0.9882	0.9869	0.9856	0.9842	0.9825	0.9807	0.9788	0.9766	0.9742
69	0.9940	0.9934	0.9929	0.9922	0.9915	0.9907	0.9898	0.9888	0.9876	0.9865	0.9850	0.9835	0.9818	0.9799	0.9778	0.9756
70	0.9943	0.9938	0.9932	0.9926	0.9920	0.9912	0.9904	0.9894	0.9884	0.9872	0.9859	0.9844	0.9827	0.9810	0.9790	0.9769
71	0.9946	0.9941	0.9936	0.9931	0.9924	0.9917	0.9909	0.9900	0.9890	0.9879	0.9867	0.9852	0.9837	0.9820	0.9801	0.9781
72	0.9949	0.9944	0.9940	0.9934	0.9928	0.9922	0.9914	0.9906	0.9896	0.9886	0.9874	0.9861	0.9846	0.9830	0.9813	0.9793
73	0.9952	0.9947	0.9943	0.9938	0.9932	0.9926	0.9919	0.9911	0.9902	0.9892	0.9881	0.9868	0.9855	0.9840	0.9822	0.9805
74	0.9954	0.9950	0.9946	0.9942	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898	0.9888	0.9876	0.9863	0.9849	0.9832	0.9815
75	0.9956	0.9953	0.9949	0.9945	0.9940	0.9934	0.9928	0.9921	0.9913	0.9904	0.9895	0.9883	0.9871	0.9857	0.9842	0.9825
76	0.9959	0.9956	0.9952	0.9948	0.9943	0.9937	0.9932	0.9926	0.9918	0.9910	0.9901	0.9889	0.9878	0.9865	0.9850	0.9835
77	0.9961	0.9958	0.9954	0.9951	0.9946	0.9941	0.9936	0.9930	0.9923	0.9915	0.9906	0.9896	0.9885	0.9873	0.9859	0.9845
78	0.9963	0.9960	0.9957	0.9953	0.9949	0.9945	0.9940	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892	0.9880	0.9867	0.9853
79	0.9966	0.9963	0.9959	0.9956	0.9952	0.9948	0.9944	0.9938	0.9931	0.9925	0.9917	0.9908	0.9898	0.9887	0.9875	0.9862
80	0.9967	0.9964	0.9962	0.9959	0.9955	0.9951	0.9947	0.9942	0.9936	0.9929	0.9922	0.9913	0.9904	0.9894	0.9882	0.9870
81	0.9969	0.9967	0.9964	0.9961	0.9957	0.9954	0.9950	0.9945	0.9939	0.9934	0.9927	0.9918	0.9910	0.9900	0.9889	0.9877
82	0.9971	0.9968	0.9966	0.9963	0.9960	0.9956	0.9953	0.9949	0.9943	0.9938	0.9931	0.9923	0.9915	0.9906	0.9895	0.9884
83	0.9973	0.9970	0.9968	0.9966	0.9963	0.9959	0.9956	0.9952	0.9947	0.9941	0.9935	0.9928	0.9920	0.9912	0.9902	0.9891
84	0.9974	0.9972	0.9970	0.9968	0.9964	0.9962	0.9959	0.9955	0.9950	0.9945	0.9940	0.9932	0.9925	0.9917	0.9908	0.9898
85	0.9976	0.9974	0.9972	0.9969	0.9967	0.9964	0.9961	0.9958	0.9953	0.9949	0.9943	0.9937	0.9930	0.9922	0.9914	0.9904

91

APPENDICES

Sub appendix A. 2

Table I –

Distributions Beginning On And After July 1, 2004

100% Joint And Survivor With Pop-Up

O&R Participants

	Age Of Pensioner
	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
20	0.8549	0.8462	0.8372	0.8278	0.8181	0.8080	0.7975	0.7867	0.7755	0.7637	0.7516	0.7390	0.7259	0.7124	0.6983	0.6839
21	0.8566	0.8480	0.8390	0.8296	0.8199	0.8098	0.7994	0.7885	0.7772	0.7655	0.7534	0.7408	0.7277	0.7141	0.7000	0.6856
22	0.8585	0.8498	0.8408	0.8315	0.8218	0.8117	0.8013	0.7904	0.7791	0.7674	0.7552	0.7426	0.7295	0.7159	0.7018	0.6873
23	0.8604	0.8517	0.8428	0.8335	0.8238	0.8137	0.8032	0.7924	0.7811	0.7693	0.7571	0.7445	0.7314	0.7178	0.7037	0.6892
24	0.8624	0.8537	0.8448	0.8355	0.8258	0.8157	0.8052	0.7944	0.7831	0.7714	0.7592	0.7465	0.7334	0.7198	0.7057	0.6911
25	0.8644	0.8558	0.8469	0.8376	0.8280	0.8178	0.8074	0.7966	0.7853	0.7735	0.7613	0.7487	0.7355	0.7219	0.7078	0.6932
26	0.8666	0.8580	0.8491	0.8398	0.8302	0.8201	0.8096	0.7988	0.7875	0.7757	0.7636	0.7509	0.7377	0.7241	0.7099	0.6953
27	0.8688	0.8602	0.8513	0.8421	0.8324	0.8224	0.8119	0.8011	0.7898	0.7781	0.7659	0.7532	0.7400	0.7264	0.7122	0.6976
28	0.8711	0.8625	0.8537	0.8444	0.8348	0.8248	0.8144	0.8036	0.7923	0.7805	0.7683	0.7556	0.7424	0.7287	0.7145	0.6999
29	0.8734	0.8649	0.8561	0.8469	0.8373	0.8273	0.8169	0.8061	0.7948	0.7830	0.7708	0.7581	0.7449	0.7312	0.7170	0.7024
30	0.8758	0.8673	0.8586	0.8494	0.8398	0.8298	0.8195	0.8087	0.7974	0.7857	0.7734	0.7608	0.7475	0.7339	0.7196	0.7049
31	0.8783	0.8699	0.8611	0.8520	0.8425	0.8325	0.8222	0.8114	0.8002	0.7884	0.7762	0.7635	0.7503	0.7366	0.7223	0.7076
32	0.8808	0.8725	0.8638	0.8547	0.8452	0.8353	0.8250	0.8142	0.8030	0.7912	0.7790	0.7663	0.7531	0.7394	0.7252	0.7104
33	0.8834	0.8751	0.8665	0.8575	0.8480	0.8381	0.8279	0.8172	0.8059	0.7942	0.7820	0.7693	0.7561	0.7424	0.7281	0.7134
34	0.8861	0.8779	0.8693	0.8603	0.8509	0.8411	0.8308	0.8202	0.8090	0.7973	0.7851	0.7724	0.7592	0.7455	0.7312	0.7164
35	0.8888	0.8807	0.8722	0.8633	0.8539	0.8441	0.8339	0.8233	0.8121	0.8004	0.7883	0.7756	0.7624	0.7487	0.7344	0.7196
36	0.8915	0.8835	0.8751	0.8662	0.8570	0.8472	0.8371	0.8265	0.8154	0.8037	0.7916	0.7790	0.7658	0.7521	0.7377	0.7230
37	0.8944	0.8864	0.8781	0.8693	0.8601	0.8504	0.8404	0.8298	0.8188	0.8072	0.7951	0.7824	0.7693	0.7555	0.7412	0.7264
38	0.8972	0.8894	0.8811	0.8724	0.8633	0.8537	0.8437	0.8333	0.8222	0.8107	0.7986	0.7860	0.7728	0.7591	0.7449	0.7300
39	0.9001	0.8923	0.8842	0.8756	0.8666	0.8571	0.8471	0.8367	0.8258	0.8143	0.8023	0.7897	0.7766	0.7629	0.7486	0.7338
40	0.9030	0.8954	0.8873	0.8788	0.8699	0.8605	0.8506	0.8403	0.8295	0.8180	0.8060	0.7935	0.7804	0.7668	0.7525	0.7377
41	0.9059	0.8984	0.8905	0.8821	0.8733	0.8640	0.8542	0.8440	0.8332	0.8218	0.8099	0.7974	0.7844	0.7708	0.7565	0.7418
42	0.9089	0.9014	0.8937	0.8854	0.8767	0.8675	0.8579	0.8477	0.8370	0.8257	0.8139	0.8015	0.7885	0.7749	0.7607	0.7459
43	0.9118	0.9046	0.8969	0.8888	0.8802	0.8712	0.8616	0.8515	0.8409	0.8297	0.8180	0.8057	0.7927	0.7792	0.7650	0.7503
44	0.9148	0.9077	0.9001	0.8921	0.8837	0.8748	0.8653	0.8554	0.8450	0.8338	0.8222	0.8099	0.7971	0.7836	0.7694	0.7548
45	0.9177	0.9107	0.9034	0.8955	0.8872	0.8785	0.8692	0.8594	0.8490	0.8380	0.8265	0.8143	0.8015	0.7881	0.7740	0.7594
46	0.9206	0.9138	0.9066	0.8990	0.8908	0.8822	0.8730	0.8634	0.8531	0.8423	0.8308	0.8188	0.8061	0.7928	0.7788	0.7642
47	0.9235	0.9169	0.9099	0.9024	0.8944	0.8859	0.8769	0.8674	0.8573	0.8466	0.8353	0.8233	0.8108	0.7976	0.7836	0.7691
48	0.9264	0.9200	0.9131	0.9057	0.8980	0.8896	0.8808	0.8715	0.8616	0.8510	0.8398	0.8280	0.8155	0.8024	0.7885	0.7741
49	0.9293	0.9230	0.9163	0.9091	0.9015	0.8934	0.8847	0.8756	0.8658	0.8554	0.8444	0.8327	0.8204	0.8074	0.7936	0.7793
50	0.9321	0.9260	0.9195	0.9125	0.9051	0.8971	0.8887	0.8797	0.8701	0.8599	0.8490	0.8375	0.8253	0.8124	0.7988	0.7846
51	0.9349	0.9289	0.9226	0.9158	0.9086	0.9008	0.8926	0.8838	0.8744	0.8643	0.8537	0.8423	0.8303	0.8176	0.8041	0.7900
52	0.9375	0.9318	0.9257	0.9191	0.9122	0.9046	0.8965	0.8879	0.8787	0.8689	0.8584	0.8472	0.8354	0.8228	0.8095	0.7955

92

APPENDICES

Sub appendix A. 2

Table I –

Distributions Beginning On And After July 1, 2004

100% Joint And Survivor With Pop-Up

O&R Participants

	Age Of Pensioner
	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
53	0.9402	0.9347	0.9288	0.9224	0.9156	0.9083	0.9004	0.8920	0.8831	0.8734	0.8631	0.8521	0.8405	0.8281	0.8149	0.8011
54	0.9428	0.9374	0.9318	0.9256	0.9190	0.9119	0.9043	0.8961	0.8874	0.8779	0.8679	0.8571	0.8457	0.8335	0.8205	0.8068
55	0.9454	0.9402	0.9347	0.9288	0.9224	0.9155	0.9081	0.9002	0.8917	0.8824	0.8726	0.8621	0.8509	0.8388	0.8261	0.8126
56	0.9478	0.9429	0.9376	0.9319	0.9257	0.9190	0.9118	0.9042	0.8959	0.8870	0.8774	0.8671	0.8560	0.8443	0.8317	0.8184
57	0.9502	0.9455	0.9404	0.9349	0.9290	0.9225	0.9155	0.9081	0.9001	0.8914	0.8821	0.8720	0.8613	0.8497	0.8374	0.8243
58	0.9525	0.9480	0.9431	0.9378	0.9321	0.9259	0.9192	0.9121	0.9043	0.8958	0.8867	0.8770	0.8665	0.8552	0.8431	0.8302
59	0.9548	0.9505	0.9457	0.9407	0.9352	0.9292	0.9228	0.9159	0.9083	0.9001	0.8914	0.8818	0.8716	0.8606	0.8488	0.8362
60	0.9570	0.9528	0.9483	0.9434	0.9382	0.9324	0.9263	0.9196	0.9123	0.9044	0.8959	0.8867	0.8767	0.8660	0.8545	0.8421
61	0.9591	0.9551	0.9508	0.9462	0.9411	0.9356	0.9297	0.9233	0.9163	0.9087	0.9004	0.8915	0.8818	0.8714	0.8601	0.8480
62	0.9611	0.9573	0.9532	0.9488	0.9440	0.9387	0.9330	0.9269	0.9202	0.9128	0.9049	0.8962	0.8868	0.8767	0.8657	0.8540
63	0.9630	0.9594	0.9555	0.9513	0.9467	0.9417	0.9362	0.9303	0.9239	0.9168	0.9091	0.9008	0.8918	0.8820	0.8713	0.8598
64	0.9649	0.9614	0.9578	0.9537	0.9494	0.9445	0.9393	0.9337	0.9276	0.9208	0.9134	0.9054	0.8966	0.8871	0.8767	0.8656
65	0.9667	0.9634	0.9599	0.9561	0.9519	0.9473	0.9423	0.9370	0.9311	0.9246	0.9175	0.9098	0.9013	0.8922	0.8821	0.8714
66	0.9685	0.9653	0.9620	0.9583	0.9543	0.9500	0.9453	0.9402	0.9345	0.9283	0.9215	0.9141	0.9059	0.8971	0.8874	0.8770
67	0.9701	0.9671	0.9639	0.9605	0.9567	0.9526	0.9480	0.9432	0.9378	0.9318	0.9254	0.9183	0.9105	0.9019	0.8926	0.8825
68	0.9717	0.9688	0.9658	0.9625	0.9589	0.9550	0.9507	0.9461	0.9410	0.9354	0.9291	0.9223	0.9148	0.9067	0.8977	0.8879
69	0.9732	0.9704	0.9676	0.9645	0.9611	0.9574	0.9533	0.9489	0.9441	0.9386	0.9328	0.9263	0.9191	0.9112	0.9026	0.8932
70	0.9746	0.9721	0.9693	0.9664	0.9632	0.9596	0.9558	0.9516	0.9470	0.9419	0.9363	0.9301	0.9233	0.9157	0.9074	0.8984
71	0.9759	0.9736	0.9709	0.9681	0.9651	0.9618	0.9582	0.9542	0.9498	0.9449	0.9397	0.9338	0.9272	0.9200	0.9121	0.9034
72	0.9773	0.9749	0.9725	0.9699	0.9670	0.9638	0.9604	0.9567	0.9526	0.9479	0.9429	0.9373	0.9311	0.9242	0.9166	0.9083
73	0.9785	0.9763	0.9740	0.9715	0.9688	0.9658	0.9626	0.9591	0.9551	0.9507	0.9460	0.9406	0.9348	0.9282	0.9210	0.9130
74	0.9797	0.9777	0.9754	0.9731	0.9705	0.9677	0.9646	0.9613	0.9576	0.9535	0.9490	0.9439	0.9383	0.9321	0.9252	0.9176
75	0.9808	0.9789	0.9768	0.9746	0.9721	0.9694	0.9666	0.9634	0.9600	0.9561	0.9518	0.9470	0.9417	0.9358	0.9292	0.9219
76	0.9819	0.9800	0.9780	0.9760	0.9737	0.9711	0.9685	0.9655	0.9623	0.9585	0.9545	0.9500	0.9450	0.9394	0.9331	0.9262
77	0.9829	0.9811	0.9793	0.9773	0.9751	0.9728	0.9702	0.9674	0.9643	0.9609	0.9570	0.9528	0.9481	0.9428	0.9368	0.9302
78	0.9839	0.9822	0.9805	0.9786	0.9766	0.9743	0.9719	0.9693	0.9664	0.9631	0.9595	0.9555	0.9510	0.9460	0.9403	0.9341
79	0.9847	0.9832	0.9816	0.9797	0.9779	0.9757	0.9735	0.9710	0.9683	0.9652	0.9618	0.9581	0.9538	0.9490	0.9437	0.9378
80	0.9856	0.9841	0.9826	0.9809	0.9791	0.9771	0.9749	0.9727	0.9701	0.9672	0.9641	0.9605	0.9565	0.9520	0.9469	0.9414
81	0.9865	0.9850	0.9836	0.9820	0.9803	0.9784	0.9764	0.9743	0.9718	0.9691	0.9661	0.9627	0.9590	0.9548	0.9500	0.9447
82	0.9873	0.9859	0.9845	0.9831	0.9814	0.9796	0.9778	0.9758	0.9735	0.9709	0.9682	0.9650	0.9615	0.9575	0.9529	0.9480
83	0.9880	0.9868	0.9855	0.9840	0.9825	0.9808	0.9790	0.9772	0.9751	0.9727	0.9700	0.9671	0.9637	0.9600	0.9558	0.9511
84	0.9888	0.9875	0.9863	0.9850	0.9835	0.9820	0.9803	0.9785	0.9765	0.9743	0.9718	0.9690	0.9659	0.9624	0.9584	0.9540
85	0.9894	0.9882	0.9871	0.9858	0.9845	0.9830	0.9815	0.9798	0.9780	0.9758	0.9735	0.9709	0.9680	0.9648	0.9609	0.9567

93

APPENDICES

Sub appendix A. 2

Table I –

Distributions Beginning On And After July 1, 2004

100% Joint And Survivor With Pop-Up

O&R Participants

	Age Of Pensioner
	62	63	64	65	66	67	68	69	70	71	72	73	74	75
20	0.6690	0.6537	0.6379	0.6219	0.6055	0.5888	0.5720	0.5549	0.5377	0.5204	0.5030	0.4855	0.4680	0.4505
21	0.6706	0.6553	0.6396	0.6235	0.6070	0.5903	0.5735	0.5564	0.5391	0.5218	0.5043	0.4868	0.4692	0.4517
22	0.6724	0.6570	0.6413	0.6251	0.6086	0.5919	0.5750	0.5579	0.5406	0.5232	0.5057	0.4881	0.4705	0.4529
23	0.6742	0.6588	0.6430	0.6268	0.6103	0.5936	0.5767	0.5595	0.5421	0.5247	0.5072	0.4895	0.4719	0.4543
24	0.6761	0.6607	0.6449	0.6287	0.6121	0.5953	0.5784	0.5611	0.5438	0.5263	0.5087	0.4910	0.4733	0.4556
25	0.6781	0.6627	0.6468	0.6306	0.6140	0.5972	0.5801	0.5629	0.5455	0.5279	0.5103	0.4926	0.4748	0.4571
26	0.6802	0.6647	0.6489	0.6326	0.6160	0.5991	0.5820	0.5647	0.5472	0.5297	0.5120	0.4942	0.4764	0.4586
27	0.6825	0.6670	0.6510	0.6347	0.6180	0.6011	0.5840	0.5667	0.5491	0.5315	0.5138	0.4959	0.4781	0.4603
28	0.6848	0.6692	0.6533	0.6369	0.6202	0.6033	0.5861	0.5687	0.5511	0.5335	0.5157	0.4978	0.4799	0.4620
29	0.6872	0.6716	0.6556	0.6392	0.6225	0.6055	0.5883	0.5709	0.5532	0.5355	0.5176	0.4997	0.4817	0.4638
30	0.6897	0.6741	0.6581	0.6417	0.6249	0.6079	0.5906	0.5731	0.5554	0.5377	0.5197	0.5017	0.4837	0.4657
31	0.6924	0.6768	0.6607	0.6442	0.6274	0.6103	0.5930	0.5755	0.5577	0.5399	0.5219	0.5038	0.4858	0.4677
32	0.6952	0.6795	0.6634	0.6469	0.6301	0.6129	0.5956	0.5780	0.5601	0.5423	0.5243	0.5061	0.4880	0.4698
33	0.6981	0.6824	0.6663	0.6498	0.6328	0.6156	0.5982	0.5806	0.5627	0.5448	0.5267	0.5084	0.4903	0.4720
34	0.7012	0.6854	0.6692	0.6527	0.6357	0.6185	0.6010	0.5833	0.5654	0.5474	0.5292	0.5109	0.4927	0.4744
35	0.7043	0.6886	0.6724	0.6558	0.6388	0.6215	0.6040	0.5862	0.5682	0.5501	0.5319	0.5135	0.4952	0.4768
36	0.7077	0.6919	0.6756	0.6590	0.6419	0.6246	0.6070	0.5892	0.5712	0.5530	0.5347	0.5163	0.4978	0.4794
37	0.7111	0.6953	0.6790	0.6623	0.6453	0.6279	0.6103	0.5924	0.5743	0.5561	0.5377	0.5191	0.5007	0.4821
38	0.7147	0.6989	0.6826	0.6659	0.6488	0.6313	0.6136	0.5957	0.5775	0.5592	0.5408	0.5222	0.5036	0.4850
39	0.7185	0.7026	0.6863	0.6695	0.6524	0.6349	0.6172	0.5992	0.5809	0.5626	0.5440	0.5254	0.5067	0.4880
40	0.7223	0.7065	0.6902	0.6734	0.6562	0.6387	0.6209	0.6028	0.5845	0.5661	0.5475	0.5287	0.5100	0.4912
41	0.7264	0.7105	0.6942	0.6774	0.6601	0.6426	0.6247	0.6066	0.5882	0.5697	0.5511	0.5322	0.5134	0.4945
42	0.7306	0.7148	0.6984	0.6815	0.6643	0.6467	0.6288	0.6106	0.5921	0.5736	0.5548	0.5359	0.5170	0.4980
43	0.7349	0.7191	0.7027	0.6859	0.6685	0.6509	0.6330	0.6147	0.5962	0.5776	0.5588	0.5397	0.5207	0.5016
44	0.7395	0.7236	0.7072	0.6904	0.6731	0.6554	0.6374	0.6191	0.6005	0.5818	0.5629	0.5438	0.5246	0.5055
45	0.7441	0.7283	0.7119	0.6951	0.6777	0.6600	0.6420	0.6236	0.6050	0.5862	0.5672	0.5480	0.5288	0.5095
46	0.7489	0.7331	0.7168	0.6999	0.6826	0.6648	0.6468	0.6283	0.6096	0.5908	0.5717	0.5524	0.5331	0.5137
47	0.7539	0.7381	0.7218	0.7049	0.6876	0.6698	0.6517	0.6333	0.6145	0.5956	0.5764	0.5571	0.5377	0.5181
48	0.7590	0.7433	0.7270	0.7101	0.6928	0.6750	0.6569	0.6384	0.6196	0.6006	0.5814	0.5619	0.5424	0.5228
49	0.7642	0.7486	0.7323	0.7155	0.6982	0.6804	0.6623	0.6437	0.6249	0.6058	0.5865	0.5670	0.5474	0.5277
50	0.7696	0.7541	0.7379	0.7211	0.7037	0.6860	0.6678	0.6493	0.6304	0.6113	0.5919	0.5723	0.5526	0.5327
51	0.7751	0.7597	0.7435	0.7268	0.7095	0.6918	0.6736	0.6551	0.6362	0.6170	0.5975	0.5778	0.5580	0.5381
52	0.7808	0.7654	0.7493	0.7327	0.7154	0.6977	0.6796	0.6610	0.6421	0.6229	0.6034	0.5836	0.5637	0.5437

94

APPENDICES

Sub appendix A. 2

Table I –

Distributions Beginning On And After July 1, 2004

100% Joint And Survivor With Pop-Up

O&R Participants

	Age Of Pensioner
	62	63	64	65	66	67	68	69	70	71	72	73	74	75
53	0.7865	0.7712	0.7553	0.7387	0.7216	0.7039	0.6858	0.6672	0.6483	0.6290	0.6095	0.5896	0.5697	0.5495
54	0.7924	0.7773	0.7614	0.7449	0.7279	0.7102	0.6922	0.6736	0.6547	0.6354	0.6159	0.5959	0.5759	0.5557
55	0.7983	0.7833	0.7677	0.7513	0.7343	0.7167	0.6988	0.6802	0.6613	0.6420	0.6224	0.6024	0.5823	0.5620
56	0.8044	0.7895	0.7740	0.7578	0.7409	0.7235	0.7055	0.6871	0.6681	0.6489	0.6293	0.6092	0.5891	0.5687
57	0.8104	0.7959	0.7805	0.7644	0.7476	0.7303	0.7125	0.6941	0.6752	0.6560	0.6364	0.6163	0.5961	0.5756
58	0.8166	0.8022	0.7870	0.7711	0.7545	0.7373	0.7196	0.7013	0.6825	0.6633	0.6437	0.6236	0.6034	0.5829
59	0.8228	0.8086	0.7936	0.7780	0.7615	0.7444	0.7269	0.7086	0.6899	0.6708	0.6512	0.6311	0.6109	0.5903
60	0.8290	0.8151	0.8003	0.7848	0.7686	0.7517	0.7343	0.7162	0.6976	0.6785	0.6589	0.6389	0.6187	0.5981
61	0.8352	0.8215	0.8070	0.7918	0.7757	0.7591	0.7418	0.7239	0.7054	0.6864	0.6669	0.6469	0.6267	0.6061
62	0.8414	0.8280	0.8138	0.7988	0.7830	0.7665	0.7494	0.7317	0.7133	0.6945	0.6751	0.6551	0.6349	0.6143
63	0.8476	0.8345	0.8205	0.8058	0.7902	0.7740	0.7571	0.7396	0.7214	0.7027	0.6834	0.6636	0.6434	0.6228
64	0.8537	0.8409	0.8272	0.8128	0.7975	0.7816	0.7649	0.7476	0.7296	0.7110	0.6919	0.6722	0.6521	0.6315
65	0.8597	0.8473	0.8340	0.8198	0.8049	0.7891	0.7728	0.7557	0.7379	0.7195	0.7006	0.6810	0.6609	0.6404
66	0.8657	0.8536	0.8406	0.8268	0.8121	0.7968	0.7806	0.7638	0.7462	0.7281	0.7093	0.6898	0.6700	0.6496
67	0.8716	0.8598	0.8472	0.8337	0.8194	0.8043	0.7885	0.7719	0.7547	0.7367	0.7182	0.6989	0.6792	0.6589
68	0.8774	0.8659	0.8537	0.8405	0.8266	0.8118	0.7964	0.7801	0.7631	0.7455	0.7271	0.7080	0.6884	0.6683
69	0.8830	0.8720	0.8601	0.8474	0.8337	0.8193	0.8042	0.7883	0.7716	0.7542	0.7361	0.7173	0.6979	0.6779
70	0.8886	0.8779	0.8663	0.8540	0.8408	0.8267	0.8120	0.7964	0.7800	0.7630	0.7451	0.7266	0.7074	0.6876
71	0.8940	0.8837	0.8725	0.8605	0.8477	0.8340	0.8197	0.8044	0.7884	0.7717	0.7542	0.7359	0.7170	0.6974
72	0.8992	0.8893	0.8785	0.8670	0.8545	0.8413	0.8273	0.8125	0.7968	0.7804	0.7632	0.7453	0.7266	0.7073
73	0.9043	0.8948	0.8844	0.8733	0.8612	0.8483	0.8348	0.8203	0.8051	0.7890	0.7723	0.7546	0.7362	0.7172
74	0.9092	0.9001	0.8902	0.8794	0.8678	0.8553	0.8421	0.8281	0.8132	0.7976	0.7812	0.7638	0.7459	0.7271
75	0.9140	0.9052	0.8956	0.8853	0.8741	0.8621	0.8493	0.8358	0.8212	0.8061	0.7900	0.7731	0.7554	0.7370
76	0.9185	0.9102	0.9010	0.8911	0.8803	0.8687	0.8564	0.8432	0.8291	0.8144	0.7987	0.7822	0.7649	0.7468
77	0.9230	0.9150	0.9062	0.8967	0.8863	0.8751	0.8632	0.8505	0.8369	0.8225	0.8073	0.7912	0.7743	0.7566
78	0.9272	0.9195	0.9112	0.9020	0.8921	0.8814	0.8700	0.8576	0.8445	0.8306	0.8158	0.8001	0.7836	0.7663
79	0.9313	0.9240	0.9160	0.9073	0.8977	0.8874	0.8764	0.8646	0.8519	0.8384	0.8240	0.8088	0.7927	0.7758
80	0.9351	0.9282	0.9206	0.9123	0.9031	0.8932	0.8827	0.8713	0.8591	0.8460	0.8322	0.8173	0.8017	0.7852
81	0.9388	0.9323	0.9250	0.9170	0.9083	0.8989	0.8888	0.8778	0.8661	0.8535	0.8401	0.8257	0.8105	0.7944
82	0.9424	0.9362	0.9293	0.9217	0.9133	0.9043	0.8946	0.8842	0.8728	0.8608	0.8478	0.8339	0.8192	0.8036
83	0.9457	0.9399	0.9333	0.9261	0.9182	0.9096	0.9003	0.8903	0.8794	0.8679	0.8554	0.8420	0.8278	0.8126
84	0.9490	0.9434	0.9372	0.9304	0.9228	0.9147	0.9058	0.8962	0.8859	0.8747	0.8627	0.8498	0.8361	0.8214
85	0.9521	0.9468	0.9410	0.9344	0.9273	0.9195	0.9111	0.9020	0.8920	0.8814	0.8699	0.8575	0.8443	0.8301

95

APPENDICES

Sub appendix A. 2

Table J

Distributions Beginning On And After July 1, 2004

50% Joint And Survivor With Pop-Up

O&R Participants

	Age of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
20	0.9742	0.9721	0.9700	0.9678	0.9653	0.9627	0.9600	0.9571	0.9540	0.9507	0.9472	0.9435	0.9396	0.9355	0.9311	0.9265
21	0.9748	0.9728	0.9708	0.9685	0.9661	0.9635	0.9609	0.9580	0.9549	0.9516	0.9481	0.9444	0.9405	0.9365	0.9321	0.9275
22	0.9755	0.9736	0.9715	0.9693	0.9669	0.9644	0.9617	0.9588	0.9558	0.9526	0.9491	0.9454	0.9415	0.9375	0.9331	0.9286
23	0.9762	0.9743	0.9722	0.9701	0.9677	0.9652	0.9625	0.9597	0.9567	0.9535	0.9501	0.9464	0.9425	0.9385	0.9342	0.9297
24	0.9769	0.9750	0.9730	0.9708	0.9685	0.9660	0.9634	0.9607	0.9576	0.9545	0.9511	0.9475	0.9436	0.9396	0.9353	0.9308
25	0.9776	0.9757	0.9737	0.9716	0.9693	0.9669	0.9643	0.9616	0.9586	0.9555	0.9521	0.9485	0.9447	0.9407	0.9364	0.9320
26	0.9783	0.9764	0.9745	0.9724	0.9702	0.9678	0.9652	0.9625	0.9596	0.9565	0.9531	0.9496	0.9458	0.9419	0.9376	0.9332
27	0.9790	0.9771	0.9753	0.9732	0.9710	0.9687	0.9662	0.9635	0.9605	0.9575	0.9542	0.9507	0.9469	0.9430	0.9388	0.9344
28	0.9796	0.9779	0.9760	0.9740	0.9719	0.9696	0.9671	0.9644	0.9615	0.9586	0.9553	0.9518	0.9481	0.9442	0.9400	0.9357
29	0.9803	0.9786	0.9768	0.9749	0.9727	0.9705	0.9680	0.9655	0.9626	0.9596	0.9564	0.9529	0.9493	0.9455	0.9413	0.9370
30	0.9810	0.9793	0.9776	0.9757	0.9736	0.9714	0.9690	0.9664	0.9636	0.9607	0.9575	0.9541	0.9505	0.9467	0.9426	0.9383
31	0.9817	0.9801	0.9783	0.9765	0.9744	0.9722	0.9699	0.9674	0.9647	0.9618	0.9587	0.9553	0.9518	0.9480	0.9439	0.9397
32	0.9823	0.9808	0.9791	0.9773	0.9753	0.9731	0.9709	0.9684	0.9657	0.9629	0.9598	0.9565	0.9530	0.9493	0.9453	0.9410
33	0.9830	0.9815	0.9798	0.9781	0.9761	0.9740	0.9718	0.9694	0.9668	0.9640	0.9610	0.9577	0.9543	0.9506	0.9467	0.9425
34	0.9837	0.9821	0.9806	0.9789	0.9770	0.9749	0.9728	0.9704	0.9678	0.9651	0.9621	0.9589	0.9555	0.9519	0.9480	0.9439
35	0.9843	0.9829	0.9813	0.9797	0.9778	0.9759	0.9737	0.9714	0.9689	0.9662	0.9634	0.9602	0.9569	0.9533	0.9494	0.9454
36	0.9849	0.9835	0.9821	0.9804	0.9786	0.9767	0.9747	0.9724	0.9700	0.9673	0.9645	0.9614	0.9581	0.9546	0.9509	0.9469
37	0.9856	0.9842	0.9827	0.9812	0.9795	0.9776	0.9756	0.9734	0.9710	0.9684	0.9657	0.9627	0.9595	0.9560	0.9523	0.9484
38	0.9861	0.9848	0.9834	0.9819	0.9803	0.9784	0.9765	0.9744	0.9720	0.9696	0.9669	0.9639	0.9607	0.9574	0.9538	0.9499
39	0.9867	0.9854	0.9841	0.9827	0.9810	0.9793	0.9774	0.9753	0.9731	0.9707	0.9680	0.9651	0.9621	0.9588	0.9552	0.9514
40	0.9873	0.9861	0.9848	0.9834	0.9818	0.9801	0.9783	0.9763	0.9741	0.9717	0.9692	0.9664	0.9634	0.9602	0.9566	0.9529
41	0.9878	0.9866	0.9854	0.9841	0.9826	0.9809	0.9792	0.9772	0.9751	0.9728	0.9703	0.9676	0.9646	0.9615	0.9581	0.9545
42	0.9883	0.9872	0.9861	0.9848	0.9833	0.9817	0.9800	0.9782	0.9761	0.9739	0.9715	0.9688	0.9659	0.9629	0.9596	0.9560
43	0.9889	0.9878	0.9866	0.9854	0.9840	0.9825	0.9808	0.9791	0.9770	0.9749	0.9726	0.9700	0.9672	0.9643	0.9610	0.9575
44	0.9894	0.9883	0.9873	0.9860	0.9847	0.9832	0.9817	0.9800	0.9780	0.9759	0.9737	0.9712	0.9685	0.9656	0.9624	0.9591
45	0.9898	0.9889	0.9878	0.9867	0.9854	0.9840	0.9825	0.9808	0.9790	0.9769	0.9748	0.9723	0.9697	0.9670	0.9639	0.9606
46	0.9903	0.9893	0.9883	0.9872	0.9860	0.9847	0.9832	0.9817	0.9798	0.9779	0.9758	0.9734	0.9710	0.9683	0.9653	0.9621
47	0.9907	0.9898	0.9889	0.9878	0.9867	0.9854	0.9840	0.9825	0.9807	0.9789	0.9768	0.9746	0.9721	0.9695	0.9667	0.9635
48	0.9911	0.9903	0.9894	0.9884	0.9872	0.9861	0.9847	0.9832	0.9816	0.9798	0.9778	0.9757	0.9733	0.9708	0.9680	0.9650
49	0.9915	0.9908	0.9899	0.9889	0.9879	0.9867	0.9854	0.9840	0.9824	0.9807	0.9788	0.9767	0.9745	0.9720	0.9693	0.9664
50	0.9920	0.9912	0.9904	0.9894	0.9884	0.9873	0.9861	0.9848	0.9832	0.9816	0.9798	0.9778	0.9756	0.9732	0.9706	0.9679
51	0.9924	0.9916	0.9908	0.9900	0.9890	0.9879	0.9867	0.9855	0.9840	0.9824	0.9807	0.9788	0.9767	0.9744	0.9719	0.9692
52	0.9927	0.9920	0.9912	0.9904	0.9895	0.9885	0.9874	0.9861	0.9847	0.9833	0.9816	0.9797	0.9777	0.9756	0.9732	0.9705

96

APPENDICES

Sub appendix A. 2

Table J

Distributions Beginning On And After July 1, 2004

50% Joint And Survivor With Pop-Up

O&R Participants

	Age of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
53	0.9930	0.9924	0.9917	0.9909	0.9900	0.9890	0.9880	0.9868	0.9855	0.9841	0.9825	0.9806	0.9787	0.9767	0.9743	0.9719
54	0.9934	0.9927	0.9920	0.9914	0.9905	0.9896	0.9886	0.9875	0.9861	0.9848	0.9833	0.9816	0.9798	0.9778	0.9755	0.9731
55	0.9937	0.9931	0.9925	0.9918	0.9910	0.9901	0.9891	0.9881	0.9869	0.9856	0.9841	0.9825	0.9807	0.9788	0.9766	0.9744
56	0.9940	0.9934	0.9929	0.9922	0.9914	0.9906	0.9897	0.9887	0.9875	0.9863	0.9849	0.9833	0.9816	0.9798	0.9777	0.9756
57	0.9943	0.9938	0.9932	0.9926	0.9918	0.9910	0.9902	0.9892	0.9881	0.9870	0.9856	0.9841	0.9826	0.9808	0.9789	0.9767
58	0.9946	0.9941	0.9935	0.9929	0.9923	0.9915	0.9907	0.9898	0.9887	0.9876	0.9864	0.9849	0.9834	0.9817	0.9798	0.9778
59	0.9949	0.9943	0.9938	0.9933	0.9926	0.9919	0.9912	0.9903	0.9892	0.9882	0.9870	0.9857	0.9842	0.9826	0.9809	0.9790
60	0.9951	0.9946	0.9941	0.9936	0.9930	0.9923	0.9916	0.9908	0.9898	0.9888	0.9877	0.9864	0.9850	0.9835	0.9818	0.9800
61	0.9954	0.9949	0.9945	0.9939	0.9934	0.9927	0.9920	0.9913	0.9903	0.9894	0.9883	0.9871	0.9858	0.9844	0.9827	0.9810
62	0.9956	0.9952	0.9947	0.9943	0.9937	0.9931	0.9925	0.9917	0.9909	0.9900	0.9889	0.9878	0.9865	0.9852	0.9836	0.9820
63	0.9958	0.9954	0.9950	0.9946	0.9940	0.9935	0.9928	0.9922	0.9913	0.9905	0.9895	0.9884	0.9872	0.9859	0.9845	0.9829
64	0.9960	0.9957	0.9952	0.9949	0.9944	0.9938	0.9932	0.9926	0.9918	0.9910	0.9901	0.9890	0.9879	0.9867	0.9852	0.9838
65	0.9963	0.9959	0.9955	0.9951	0.9947	0.9941	0.9936	0.9930	0.9922	0.9915	0.9906	0.9896	0.9885	0.9873	0.9860	0.9846
66	0.9965	0.9961	0.9958	0.9954	0.9949	0.9945	0.9939	0.9934	0.9927	0.9919	0.9911	0.9901	0.9891	0.9880	0.9868	0.9854
67	0.9966	0.9963	0.9960	0.9956	0.9952	0.9948	0.9942	0.9937	0.9930	0.9924	0.9916	0.9907	0.9897	0.9887	0.9875	0.9862
68	0.9968	0.9965	0.9962	0.9959	0.9954	0.9951	0.9945	0.9940	0.9934	0.9928	0.9920	0.9911	0.9903	0.9893	0.9882	0.9869
69	0.9970	0.9967	0.9964	0.9961	0.9957	0.9953	0.9948	0.9944	0.9938	0.9932	0.9925	0.9916	0.9908	0.9899	0.9888	0.9876
70	0.9971	0.9968	0.9966	0.9963	0.9960	0.9956	0.9951	0.9947	0.9941	0.9936	0.9929	0.9921	0.9913	0.9904	0.9894	0.9883
71	0.9973	0.9970	0.9968	0.9965	0.9961	0.9958	0.9954	0.9950	0.9945	0.9939	0.9933	0.9926	0.9918	0.9909	0.9900	0.9889
72	0.9974	0.9972	0.9969	0.9967	0.9964	0.9961	0.9957	0.9953	0.9948	0.9943	0.9937	0.9930	0.9923	0.9914	0.9905	0.9896
73	0.9976	0.9974	0.9971	0.9969	0.9966	0.9962	0.9959	0.9955	0.9951	0.9946	0.9940	0.9934	0.9927	0.9919	0.9910	0.9901
74	0.9977	0.9975	0.9973	0.9970	0.9968	0.9965	0.9962	0.9958	0.9953	0.9949	0.9944	0.9937	0.9931	0.9924	0.9915	0.9906
75	0.9978	0.9976	0.9974	0.9972	0.9970	0.9967	0.9964	0.9961	0.9956	0.9952	0.9947	0.9941	0.9935	0.9928	0.9920	0.9912
76	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9966	0.9963	0.9959	0.9955	0.9950	0.9944	0.9939	0.9932	0.9925	0.9917
77	0.9981	0.9979	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9961	0.9958	0.9953	0.9948	0.9942	0.9936	0.9929	0.9922
78	0.9982	0.9980	0.9978	0.9977	0.9974	0.9972	0.9970	0.9967	0.9963	0.9960	0.9956	0.9951	0.9946	0.9940	0.9933	0.9926
79	0.9983	0.9981	0.9979	0.9978	0.9976	0.9974	0.9972	0.9969	0.9965	0.9963	0.9959	0.9953	0.9949	0.9943	0.9937	0.9930
80	0.9984	0.9982	0.9981	0.9979	0.9977	0.9975	0.9974	0.9971	0.9968	0.9964	0.9961	0.9956	0.9952	0.9947	0.9941	0.9934
81	0.9985	0.9983	0.9982	0.9980	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9963	0.9959	0.9954	0.9950	0.9944	0.9938
82	0.9985	0.9984	0.9983	0.9982	0.9980	0.9978	0.9977	0.9975	0.9971	0.9969	0.9965	0.9961	0.9957	0.9953	0.9947	0.9941
83	0.9987	0.9985	0.9984	0.9983	0.9981	0.9980	0.9978	0.9976	0.9973	0.9971	0.9968	0.9964	0.9960	0.9956	0.9950	0.9945
84	0.9987	0.9986	0.9985	0.9984	0.9982	0.9981	0.9979	0.9978	0.9975	0.9972	0.9970	0.9966	0.9962	0.9958	0.9953	0.9948
85	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9979	0.9976	0.9974	0.9972	0.9968	0.9965	0.9961	0.9957	0.9952

97

APPENDICES

Sub appendix A. 2

Table J

Distributions Beginning On And After July 1, 2004

50% Joint And Survivor With Pop-Up

O&R Participants

	Age of Pensioner
	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
20	0.9218	0.9167	0.9114	0.9058	0.9000	0.8938	0.8874	0.8806	0.8735	0.8660	0.8582	0.8499	0.8412	0.8320	0.8224	0.8123
21	0.9228	0.9177	0.9124	0.9069	0.9011	0.8949	0.8885	0.8818	0.8747	0.8672	0.8593	0.8510	0.8423	0.8332	0.8236	0.8135
22	0.9238	0.9188	0.9135	0.9080	0.9022	0.8961	0.8896	0.8830	0.8759	0.8684	0.8605	0.8523	0.8436	0.8344	0.8248	0.8147
23	0.9250	0.9200	0.9147	0.9092	0.9034	0.8973	0.8909	0.8842	0.8771	0.8696	0.8618	0.8535	0.8449	0.8358	0.8261	0.8160
24	0.9261	0.9211	0.9159	0.9104	0.9046	0.8985	0.8921	0.8855	0.8784	0.8709	0.8631	0.8549	0.8462	0.8371	0.8274	0.8174
25	0.9273	0.9223	0.9171	0.9117	0.9059	0.8998	0.8934	0.8868	0.8798	0.8723	0.8645	0.8562	0.8476	0.8385	0.8289	0.8188
26	0.9286	0.9235	0.9184	0.9129	0.9072	0.9011	0.8948	0.8882	0.8812	0.8737	0.8659	0.8577	0.8491	0.8400	0.8303	0.8203
27	0.9298	0.9248	0.9197	0.9143	0.9086	0.9025	0.8962	0.8896	0.8826	0.8752	0.8674	0.8592	0.8506	0.8415	0.8319	0.8218
28	0.9311	0.9262	0.9211	0.9157	0.9100	0.9040	0.8977	0.8911	0.8841	0.8767	0.8690	0.8608	0.8521	0.8431	0.8335	0.8235
29	0.9325	0.9276	0.9225	0.9171	0.9115	0.9055	0.8992	0.8927	0.8857	0.8783	0.8705	0.8624	0.8538	0.8448	0.8352	0.8252
30	0.9338	0.9290	0.9239	0.9186	0.9130	0.9070	0.9008	0.8943	0.8873	0.8800	0.8722	0.8641	0.8555	0.8465	0.8370	0.8269
31	0.9352	0.9304	0.9254	0.9201	0.9146	0.9086	0.9024	0.8959	0.8890	0.8817	0.8740	0.8659	0.8573	0.8483	0.8388	0.8288
32	0.9366	0.9319	0.9269	0.9216	0.9162	0.9103	0.9041	0.8976	0.8907	0.8835	0.8758	0.8677	0.8592	0.8502	0.8407	0.8307
33	0.9381	0.9334	0.9285	0.9233	0.9178	0.9119	0.9058	0.8994	0.8926	0.8853	0.8777	0.8696	0.8611	0.8522	0.8427	0.8327
34	0.9396	0.9350	0.9301	0.9249	0.9195	0.9137	0.9076	0.9012	0.8944	0.8872	0.8796	0.8716	0.8631	0.8542	0.8447	0.8348
35	0.9411	0.9365	0.9317	0.9266	0.9212	0.9155	0.9094	0.9031	0.8963	0.8892	0.8816	0.8736	0.8652	0.8563	0.8469	0.8370
36	0.9427	0.9381	0.9334	0.9284	0.9230	0.9173	0.9113	0.9050	0.8983	0.8912	0.8837	0.8758	0.8673	0.8585	0.8491	0.8392
37	0.9443	0.9398	0.9351	0.9301	0.9248	0.9192	0.9133	0.9070	0.9004	0.8933	0.8858	0.8779	0.8696	0.8607	0.8514	0.8415
38	0.9458	0.9414	0.9368	0.9319	0.9267	0.9211	0.9152	0.9090	0.9025	0.8954	0.8880	0.8801	0.8719	0.8631	0.8538	0.8440
39	0.9474	0.9431	0.9386	0.9337	0.9285	0.9230	0.9173	0.9111	0.9046	0.8976	0.8903	0.8825	0.8742	0.8655	0.8562	0.8464
40	0.9491	0.9448	0.9403	0.9355	0.9304	0.9250	0.9193	0.9133	0.9068	0.8999	0.8926	0.8849	0.8767	0.8680	0.8588	0.8490
41	0.9507	0.9465	0.9420	0.9374	0.9324	0.9270	0.9213	0.9154	0.9090	0.9022	0.8949	0.8873	0.8792	0.8706	0.8614	0.8517
42	0.9523	0.9482	0.9438	0.9393	0.9343	0.9291	0.9235	0.9176	0.9113	0.9046	0.8974	0.8898	0.8818	0.8732	0.8641	0.8545
43	0.9539	0.9499	0.9457	0.9411	0.9363	0.9311	0.9257	0.9198	0.9136	0.9070	0.8999	0.8924	0.8844	0.8759	0.8669	0.8573
44	0.9555	0.9516	0.9475	0.9430	0.9383	0.9332	0.9278	0.9221	0.9160	0.9094	0.9024	0.8950	0.8871	0.8787	0.8697	0.8602
45	0.9571	0.9533	0.9492	0.9449	0.9403	0.9353	0.9300	0.9244	0.9183	0.9119	0.9050	0.8976	0.8898	0.8815	0.8726	0.8632
46	0.9587	0.9550	0.9510	0.9468	0.9423	0.9374	0.9322	0.9267	0.9208	0.9144	0.9076	0.9003	0.8926	0.8844	0.8756	0.8663
47	0.9603	0.9566	0.9528	0.9487	0.9443	0.9395	0.9344	0.9290	0.9232	0.9169	0.9103	0.9031	0.8955	0.8874	0.8787	0.8695
48	0.9618	0.9583	0.9546	0.9505	0.9463	0.9416	0.9366	0.9314	0.9256	0.9194	0.9129	0.9059	0.8984	0.8904	0.8818	0.8727
49	0.9633	0.9599	0.9563	0.9524	0.9482	0.9437	0.9388	0.9337	0.9281	0.9221	0.9156	0.9087	0.9013	0.8934	0.8849	0.8760
50	0.9649	0.9616	0.9580	0.9543	0.9502	0.9458	0.9411	0.9360	0.9306	0.9246	0.9184	0.9115	0.9043	0.8965	0.8881	0.8793
51	0.9663	0.9632	0.9597	0.9561	0.9521	0.9479	0.9432	0.9383	0.9330	0.9272	0.9211	0.9144	0.9073	0.8996	0.8914	0.8827
52	0.9678	0.9647	0.9614	0.9579	0.9541	0.9499	0.9454	0.9407	0.9355	0.9298	0.9238	0.9173	0.9103	0.9028	0.8947	0.8861

98

APPENDICES

Sub appendix A. 2

Table J

Distributions Beginning On And After July 1, 2004

50% Joint And Survivor With Pop-Up

O&R Participants

Age of Pensioner

	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
53	0.9692	0.9662	0.9631	0.9597	0.9559	0.9519	0.9476	0.9429	0.9379	0.9324	0.9265	0.9202	0.9134	0.9060	0.8981	0.8896
54	0.9706	0.9677	0.9647	0.9614	0.9578	0.9539	0.9497	0.9452	0.9404	0.9350	0.9292	0.9230	0.9164	0.9092	0.9014	0.8931
55	0.9719	0.9692	0.9662	0.9631	0.9596	0.9558	0.9518	0.9475	0.9427	0.9375	0.9320	0.9260	0.9194	0.9124	0.9047	0.8966
56	0.9732	0.9706	0.9678	0.9647	0.9614	0.9578	0.9539	0.9497	0.9451	0.9401	0.9347	0.9288	0.9225	0.9156	0.9081	0.9001
57	0.9745	0.9719	0.9692	0.9664	0.9632	0.9596	0.9559	0.9519	0.9474	0.9426	0.9373	0.9317	0.9254	0.9188	0.9115	0.9037
58	0.9757	0.9733	0.9708	0.9679	0.9649	0.9615	0.9579	0.9540	0.9497	0.9450	0.9399	0.9344	0.9284	0.9220	0.9148	0.9073
59	0.9769	0.9746	0.9721	0.9695	0.9665	0.9633	0.9598	0.9561	0.9520	0.9474	0.9426	0.9372	0.9314	0.9251	0.9182	0.9108
60	0.9780	0.9758	0.9735	0.9709	0.9681	0.9650	0.9617	0.9581	0.9542	0.9498	0.9451	0.9400	0.9343	0.9282	0.9215	0.9143
61	0.9791	0.9770	0.9748	0.9723	0.9697	0.9667	0.9635	0.9602	0.9563	0.9521	0.9476	0.9426	0.9372	0.9313	0.9247	0.9178
62	0.9802	0.9782	0.9761	0.9737	0.9712	0.9683	0.9653	0.9621	0.9584	0.9544	0.9500	0.9452	0.9400	0.9343	0.9280	0.9212
63	0.9812	0.9793	0.9773	0.9750	0.9727	0.9700	0.9671	0.9639	0.9604	0.9566	0.9524	0.9478	0.9428	0.9373	0.9312	0.9247
64	0.9822	0.9804	0.9784	0.9763	0.9740	0.9715	0.9687	0.9658	0.9624	0.9587	0.9547	0.9503	0.9454	0.9402	0.9343	0.9280
65	0.9831	0.9814	0.9795	0.9775	0.9754	0.9729	0.9703	0.9675	0.9643	0.9608	0.9570	0.9527	0.9481	0.9430	0.9373	0.9312
66	0.9840	0.9823	0.9806	0.9787	0.9766	0.9744	0.9718	0.9692	0.9661	0.9628	0.9592	0.9551	0.9506	0.9458	0.9403	0.9344
67	0.9848	0.9833	0.9816	0.9798	0.9779	0.9757	0.9733	0.9708	0.9679	0.9647	0.9612	0.9574	0.9531	0.9485	0.9432	0.9376
68	0.9856	0.9841	0.9826	0.9809	0.9790	0.9770	0.9747	0.9723	0.9696	0.9666	0.9633	0.9596	0.9556	0.9511	0.9460	0.9406
69	0.9864	0.9850	0.9835	0.9820	0.9802	0.9782	0.9761	0.9738	0.9712	0.9684	0.9652	0.9617	0.9578	0.9536	0.9488	0.9436
70	0.9872	0.9858	0.9844	0.9829	0.9813	0.9794	0.9774	0.9752	0.9728	0.9700	0.9670	0.9637	0.9601	0.9560	0.9515	0.9465
71	0.9879	0.9866	0.9853	0.9838	0.9823	0.9805	0.9786	0.9766	0.9743	0.9717	0.9689	0.9657	0.9622	0.9583	0.9540	0.9493
72	0.9885	0.9873	0.9861	0.9847	0.9833	0.9816	0.9798	0.9779	0.9757	0.9733	0.9706	0.9676	0.9643	0.9606	0.9565	0.9520
73	0.9891	0.9880	0.9868	0.9855	0.9842	0.9826	0.9809	0.9791	0.9771	0.9748	0.9722	0.9694	0.9663	0.9628	0.9589	0.9546
74	0.9898	0.9887	0.9876	0.9863	0.9850	0.9836	0.9820	0.9803	0.9784	0.9761	0.9738	0.9711	0.9681	0.9648	0.9611	0.9570
75	0.9904	0.9893	0.9882	0.9871	0.9859	0.9845	0.9830	0.9814	0.9796	0.9775	0.9753	0.9728	0.9700	0.9668	0.9633	0.9594
76	0.9909	0.9899	0.9889	0.9879	0.9867	0.9854	0.9840	0.9824	0.9807	0.9788	0.9767	0.9743	0.9717	0.9687	0.9653	0.9617
77	0.9914	0.9904	0.9896	0.9885	0.9874	0.9862	0.9849	0.9835	0.9818	0.9800	0.9780	0.9758	0.9733	0.9705	0.9674	0.9639
78	0.9919	0.9910	0.9901	0.9892	0.9882	0.9869	0.9857	0.9844	0.9829	0.9812	0.9793	0.9772	0.9748	0.9722	0.9692	0.9659
79	0.9923	0.9915	0.9907	0.9898	0.9888	0.9877	0.9866	0.9853	0.9839	0.9823	0.9805	0.9785	0.9763	0.9739	0.9711	0.9679
80	0.9928	0.9920	0.9913	0.9904	0.9894	0.9884	0.9873	0.9862	0.9848	0.9833	0.9817	0.9799	0.9777	0.9754	0.9727	0.9698
81	0.9932	0.9925	0.9917	0.9910	0.9900	0.9891	0.9881	0.9870	0.9858	0.9843	0.9828	0.9810	0.9791	0.9769	0.9743	0.9716
82	0.9936	0.9929	0.9922	0.9914	0.9906	0.9897	0.9888	0.9878	0.9866	0.9853	0.9838	0.9822	0.9803	0.9783	0.9759	0.9732
83	0.9940	0.9933	0.9926	0.9920	0.9912	0.9903	0.9894	0.9885	0.9874	0.9861	0.9848	0.9832	0.9815	0.9796	0.9774	0.9749
84	0.9943	0.9937	0.9931	0.9924	0.9917	0.9909	0.9901	0.9892	0.9881	0.9870	0.9857	0.9842	0.9827	0.9808	0.9788	0.9764
85	0.9947	0.9941	0.9935	0.9929	0.9922	0.9914	0.9906	0.9898	0.9889	0.9878	0.9865	0.9853	0.9837	0.9821	0.9801	0.9779

99

APPENDICES

Sub appendix A. 2

Table J

Distributions Beginning On And After July 1, 2004

50% Joint And Survivor With Pop-Up

O&R Participants

Age of Pensioner

	62	63	64	65	66	67	68	69	70	71	72	73	74	75
20	0.8017	0.7906	0.7790	0.7669	0.7543	0.7412	0.7278	0.7138	0.6994	0.6846	0.6693	0.6536	0.6376	0.6212
21	0.8029	0.7917	0.7802	0.7681	0.7554	0.7424	0.7290	0.7150	0.7006	0.6858	0.6705	0.6548	0.6387	0.6223
22	0.8041	0.7930	0.7814	0.7693	0.7567	0.7436	0.7302	0.7162	0.7018	0.6870	0.6717	0.6560	0.6400	0.6235
23	0.8054	0.7943	0.7827	0.7706	0.7580	0.7450	0.7315	0.7175	0.7031	0.6883	0.6730	0.6573	0.6412	0.6247
24	0.8068	0.7957	0.7841	0.7720	0.7594	0.7463	0.7329	0.7189	0.7044	0.6896	0.6744	0.6586	0.6425	0.6260
25	0.8082	0.7971	0.7856	0.7734	0.7608	0.7478	0.7343	0.7203	0.7059	0.6910	0.6758	0.6600	0.6439	0.6274
26	0.8097	0.7986	0.7871	0.7750	0.7623	0.7493	0.7358	0.7218	0.7073	0.6925	0.6773	0.6615	0.6454	0.6289
27	0.8113	0.8002	0.7886	0.7765	0.7639	0.7509	0.7374	0.7234	0.7090	0.6941	0.6788	0.6630	0.6469	0.6304
28	0.8129	0.8018	0.7903	0.7782	0.7656	0.7525	0.7391	0.7251	0.7106	0.6958	0.6805	0.6647	0.6485	0.6320
29	0.8146	0.8035	0.7920	0.7799	0.7673	0.7543	0.7408	0.7268	0.7124	0.6975	0.6822	0.6664	0.6503	0.6337
30	0.8164	0.8054	0.7938	0.7817	0.7691	0.7561	0.7426	0.7287	0.7142	0.6993	0.6840	0.6682	0.6520	0.6355
31	0.8182	0.8072	0.7957	0.7836	0.7711	0.7580	0.7445	0.7305	0.7161	0.7012	0.6859	0.6701	0.6539	0.6373
32	0.8202	0.8092	0.7977	0.7856	0.7731	0.7600	0.7465	0.7326	0.7181	0.7032	0.6879	0.6721	0.6559	0.6393
33	0.8222	0.8113	0.7997	0.7877	0.7751	0.7621	0.7486	0.7346	0.7202	0.7053	0.6900	0.6741	0.6579	0.6413
34	0.8243	0.8134	0.8018	0.7898	0.7773	0.7643	0.7508	0.7368	0.7224	0.7075	0.6922	0.6763	0.6601	0.6435
35	0.8265	0.8156	0.8041	0.7921	0.7795	0.7665	0.7531	0.7391	0.7246	0.7098	0.6945	0.6786	0.6624	0.6457
36	0.8288	0.8179	0.8065	0.7945	0.7819	0.7689	0.7555	0.7415	0.7271	0.7122	0.6969	0.6810	0.6648	0.6481
37	0.8312	0.8203	0.8089	0.7969	0.7844	0.7714	0.7580	0.7440	0.7296	0.7147	0.6994	0.6835	0.6673	0.6506
38	0.8336	0.8228	0.8114	0.7995	0.7869	0.7740	0.7606	0.7466	0.7322	0.7173	0.7020	0.6861	0.6699	0.6532
39	0.8362	0.8254	0.8140	0.8021	0.7896	0.7767	0.7633	0.7493	0.7349	0.7201	0.7047	0.6888	0.6726	0.6559
40	0.8388	0.8281	0.8167	0.8048	0.7924	0.7795	0.7661	0.7522	0.7378	0.7229	0.7076	0.6917	0.6755	0.6588
41	0.8415	0.8308	0.8195	0.8077	0.7953	0.7824	0.7690	0.7552	0.7407	0.7259	0.7106	0.6947	0.6785	0.6618
42	0.8443	0.8337	0.8224	0.8106	0.7982	0.7854	0.7721	0.7583	0.7438	0.7290	0.7137	0.6978	0.6816	0.6648
43	0.8473	0.8366	0.8254	0.8137	0.8014	0.7886	0.7753	0.7614	0.7471	0.7322	0.7170	0.7011	0.6848	0.6681
44	0.8502	0.8396	0.8285	0.8169	0.8046	0.7918	0.7786	0.7648	0.7504	0.7356	0.7203	0.7045	0.6882	0.6715
45	0.8533	0.8428	0.8317	0.8201	0.8079	0.7952	0.7820	0.7682	0.7539	0.7391	0.7239	0.7080	0.6918	0.6750
46	0.8564	0.8460	0.8350	0.8235	0.8113	0.7986	0.7855	0.7718	0.7575	0.7428	0.7275	0.7117	0.6955	0.6788
47	0.8597	0.8494	0.8384	0.8269	0.8148	0.8022	0.7892	0.7755	0.7613	0.7465	0.7313	0.7155	0.6993	0.6826
48	0.8630	0.8527	0.8420	0.8305	0.8185	0.8060	0.7929	0.7793	0.7651	0.7505	0.7353	0.7195	0.7033	0.6866
49	0.8664	0.8563	0.8455	0.8342	0.8222	0.8098	0.7968	0.7833	0.7692	0.7546	0.7394	0.7236	0.7075	0.6908
50	0.8698	0.8598	0.8492	0.8379	0.8261	0.8137	0.8008	0.7874	0.7733	0.7588	0.7436	0.7280	0.7118	0.6951
51	0.8733	0.8634	0.8529	0.8418	0.8301	0.8178	0.8050	0.7916	0.7776	0.7631	0.7481	0.7324	0.7164	0.6997
52	0.8769	0.8671	0.8567	0.8457	0.8341	0.8219	0.8093	0.7960	0.7820	0.7676	0.7526	0.7370	0.7210	0.7044

100

APPENDICES

Sub appendix A. 2

Table J

Distributions Beginning On And After July 1, 2004

50% Joint And Survivor With Pop-Up

O&R Participants

Age of Pensioner

	62	63	64	65	66	67	68	69	70	71	72	73	74	75
53	0.8805	0.8708	0.8606	0.8498	0.8383	0.8262	0.8136	0.8004	0.7866	0.7723	0.7574	0.7419	0.7258	0.7093
54	0.8841	0.8747	0.8646	0.8538	0.8425	0.8305	0.8181	0.8050	0.7913	0.7771	0.7623	0.7468	0.7309	0.7143
55	0.8878	0.8785	0.8686	0.8580	0.8468	0.8350	0.8227	0.8097	0.7961	0.7820	0.7673	0.7519	0.7361	0.7196
56	0.8915	0.8824	0.8726	0.8622	0.8512	0.8395	0.8273	0.8145	0.8010	0.7871	0.7725	0.7572	0.7414	0.7251
57	0.8953	0.8864	0.8767	0.8665	0.8556	0.8441	0.8321	0.8195	0.8061	0.7923	0.7778	0.7626	0.7469	0.7307
58	0.8990	0.8902	0.8809	0.8708	0.8601	0.8488	0.8369	0.8245	0.8113	0.7976	0.7832	0.7682	0.7526	0.7365
59	0.9028	0.8942	0.8850	0.8751	0.8646	0.8535	0.8418	0.8295	0.8165	0.8030	0.7888	0.7738	0.7585	0.7424
60	0.9065	0.8981	0.8891	0.8795	0.8692	0.8583	0.8468	0.8346	0.8218	0.8085	0.7944	0.7797	0.7644	0.7485
61	0.8352	0.9020	0.8932	0.8838	0.8737	0.8630	0.8518	0.8398	0.8272	0.8141	0.8002	0.7856	0.7705	0.7547
62	0.9139	0.9059	0.8973	0.8881	0.8783	0.8678	0.8568	0.8451	0.8327	0.8197	0.8061	0.7916	0.7767	0.7611
63	0.9175	0.9098	0.9014	0.8925	0.8828	0.8726	0.8618	0.8503	0.8381	0.8254	0.8119	0.7978	0.7830	0.7676
64	0.9210	0.9135	0.9055	0.8968	0.8874	0.8774	0.8668	0.8556	0.8436	0.8312	0.8179	0.8039	0.7894	0.7742
65	0.9246	0.9174	0.9095	0.9010	0.8919	0.8821	0.8718	0.8608	0.8491	0.8369	0.8240	0.8102	0.7959	0.7808
66	0.9280	0.9210	0.9134	0.9052	0.8963	0.8869	0.8769	0.8661	0.8547	0.8427	0.8299	0.8165	0.8024	0.7876
67	0.9314	0.9246	0.9173	0.9094	0.9007	0.8916	0.8818	0.8713	0.8601	0.8485	0.8360	0.8228	0.8089	0.7944
68	0.9347	0.9282	0.9211	0.9134	0.9051	0.8961	0.8867	0.8765	0.8657	0.8542	0.8420	0.8290	0.8155	0.8012
69	0.9379	0.9316	0.9248	0.9174	0.9093	0.9007	0.8915	0.8816	0.8710	0.8599	0.8480	0.8354	0.8221	0.8081
70	0.9410	0.9350	0.9284	0.9213	0.9135	0.9051	0.8962	0.8867	0.8764	0.8656	0.8540	0.8416	0.8287	0.8149
71	0.9440	0.9383	0.9319	0.9251	0.9175	0.9095	0.9009	0.8917	0.8817	0.8711	0.8599	0.8478	0.8352	0.8217
72	0.9469	0.9414	0.9354	0.9288	0.9215	0.9138	0.9055	0.8965	0.8868	0.8766	0.8657	0.8540	0.8417	0.8285
73	0.9497	0.9445	0.9387	0.9324	0.9254	0.9180	0.9100	0.9014	0.8920	0.8821	0.8715	0.8601	0.8481	0.8353
74	0.9525	0.9474	0.9419	0.9359	0.9292	0.9220	0.9143	0.9060	0.8970	0.8874	0.8772	0.8661	0.8544	0.8420
75	0.9551	0.9503	0.9449	0.9392	0.9328	0.9259	0.9185	0.9105	0.9019	0.8926	0.8827	0.8720	0.8607	0.8485
76	0.9576	0.9530	0.9479	0.9424	0.9363	0.9298	0.9227	0.9150	0.9066	0.8977	0.8882	0.8777	0.8668	0.8551
77	0.9600	0.9556	0.9508	0.9455	0.9397	0.9334	0.9266	0.9192	0.9112	0.9026	0.8934	0.8834	0.8728	0.8614
78	0.9622	0.9581	0.9535	0.9485	0.9430	0.9369	0.9305	0.9233	0.9157	0.9075	0.8986	0.8889	0.8787	0.8677
79	0.9644	0.9605	0.9562	0.9514	0.9461	0.9403	0.9341	0.9273	0.9200	0.9121	0.9036	0.8943	0.8844	0.8737
80	0.9664	0.9628	0.9587	0.9542	0.9490	0.9436	0.9377	0.9313	0.9242	0.9167	0.9084	0.8995	0.8900	0.8797
81	0.9685	0.9649	0.9611	0.9567	0.9520	0.9467	0.9411	0.9350	0.9282	0.9209	0.9131	0.9045	0.8953	0.8855
82	0.9703	0.9670	0.9634	0.9593	0.9547	0.9497	0.9444	0.9385	0.9321	0.9252	0.9177	0.9094	0.9007	0.8911
83	0.9721	0.9690	0.9655	0.9616	0.9574	0.9527	0.9476	0.9419	0.9358	0.9293	0.9221	0.9142	0.9058	0.8966
84	0.9739	0.9709	0.9676	0.9640	0.9598	0.9554	0.9506	0.9453	0.9394	0.9332	0.9263	0.9188	0.9107	0.9019
85	0.9755	0.9727	0.9696	0.9662	0.9622	0.9581	0.9535	0.9484	0.9429	0.9370	0.9304	0.9232	0.9155	0.9072

101

Sub Appendix A. 2

Table K –

O&R Participants

For Distributions Beginning On and After July 1, 2008

Reduction Factors For

Vested Participant Spouse’s Allowance Coverage

Applied for each year of coverage after termination of employment (or if later, from the time that the vested Participant has been given notice of his or her right to waive the vested Participant Spouse’s Allowance) and before the earlier of death or the Annuity Starting Date.

Vested Participant’s Age Range	Factors per Year of Coverage

60 and over	0.60%
55 – 59	0.30%
50 – 54	0.15%
45 – 49	0.10%
40 – 44	0.07%
35 – 39	0.06%
30 – 34	0.04%
Less than 30	0.02%

The factors per year of coverage shall be pro-rated for months of coverage in the established age ranges in a manner determined by the Plan Administrator.

102

APPENDICES

Table M-1

O&R Participants

Joint and 75% Survivor Option Without Pop-Up Factors

Effective January 1, 2008

	Age of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
20	0.9623	0.9594	0.9563	0.9531	0.9496	0.9459	0.9419	0.9377	0.9333	0.9286	0.9237	0.9184	0.9129	0.9071	0.9010	0.8946
21	0.9633	0.9605	0.9574	0.9542	0.9507	0.9471	0.9432	0.9390	0.9346	0.9299	0.9250	0.9198	0.9143	0.9085	0.9024	0.8960
22	0.9644	0.9616	0.9586	0.9553	0.9519	0.9483	0.9444	0.9403	0.9359	0.9313	0.9264	0.9212	0.9158	0.9100	0.9039	0.8976
23	0.9654	0.9626	0.9597	0.9565	0.9531	0.9495	0.9457	0.9416	0.9373	0.9327	0.9279	0.9227	0.9173	0.9115	0.9055	0.8992
24	0.9665	0.9637	0.9608	0.9565	0.9544	0.9508	0.9470	0.9430	0.9387	0.9342	0.9293	0.9242	0.9188	0.9131	0.9071	0.9008
25	0.9675	0.9648	0.9620	0.9565	0.9556	0.9521	0.9484	0.9444	0.9402	0.9357	0.9309	0.9258	0.9204	0.9148	0.9088	0.9025
26	0.9686	0.9660	0.9631	0.9565	0.9569	0.9535	0.9498	0.9458	0.9417	0.9372	0.9324	0.9274	0.9221	0.9165	0.9105	0.9043
27	0.9696	0.9671	0.9643	0.9565	0.9582	0.9548	0.9512	0.9473	0.9432	0.9387	0.9341	0.9291	0.9238	0.9182	0.9123	0.9061
28	0.9707	0.9682	0.9655	0.9565	0.9595	0.9562	0.9526	0.9488	0.9447	0.9403	0.9357	0.9308	0.9255	0.9200	0.9142	0.9080
29	0.9717	0.9693	0.9667	0.9565	0.9608	0.9575	0.9540	0.9503	0.9463	0.9420	0.9374	0.9325	0.9273	0.9218	0.9160	0.9099
30	0.9728	0.9704	0.9679	0.9565	0.9621	0.9589	0.9555	0.9518	0.9478	0.9436	0.9391	0.9343	0.9292	0.9237	0.9180	0.9119
31	0.9738	0.9715	0.9690	0.9565	0.9634	0.9603	0.9569	0.9533	0.9494	0.9453	0.9408	0.9361	0.9310	0.9257	0.9200	0.9140
32	0.9749	0.9726	0.9702	0.9565	0.9647	0.9617	0.9584	0.9549	0.9510	0.9470	0.9426	0.9379	0.9329	0.9276	0.9220	0.9161
33	0.9759	0.9737	0.9714	0.9565	0.9661	0.9631	0.9599	0.9564	0.9527	0.9487	0.9444	0.9398	0.9348	0.9296	0.9241	0.9182
34	0.9769	0.9748	0.9725	0.9565	0.9674	0.9645	0.9613	0.9579	0.9543	0.9504	0.9462	0.9416	0.9368	0.9317	0.9262	0.9204
35	0.9779	0.9759	0.9737	0.9565	0.9687	0.9658	0.9628	0.9595	0.9559	0.9521	0.9480	0.9435	0.9388	0.9337	0.9283	0.9226
36	0.9789	0.9769	0.9748	0.9565	0.9699	0.9672	0.9643	0.9610	0.9576	0.9538	0.9498	0.9454	0.9408	0.9358	0.9305	0.9249
37	0.9798	0.9779	0.9759	0.9565	0.9712	0.9686	0.9657	0.9626	0.9592	0.9555	0.9516	0.9474	0.9428	0.9379	0.9327	0.9272
38	0.9807	0.9789	0.9770	0.9565	0.9725	0.9699	0.9671	0.9641	0.9608	0.9573	0.9534	0.9493	0.9448	0.9401	0.9350	0.9295
39	0.9816	0.9799	0.9780	0.9565	0.9737	0.9712	0.9685	0.9656	0.9624	0.9590	0.9553	0.9512	0.9469	0.9422	0.9372	0.9319
40	0.9825	0.9809	0.9791	0.9565	0.9749	0.9725	0.9699	0.9671	0.9640	0.9607	0.9571	0.9531	0.9489	0.9444	0.9395	0.9343
41	0.9834	0.9818	0.9801	0.9565	0.9761	0.9738	0.9713	0.9686	0.9656	0.9624	0.9589	0.9551	0.9509	0.9465	0.9417	0.9366
42	0.9842	0.9827	0.9810	0.9565	0.9772	0.9750	0.9727	0.9700	0.9672	0.9640	0.9606	0.9570	0.9530	0.9487	0.9440	0.9390
43	0.9850	0.9836	0.9820	0.9565	0.9784	0.9763	0.9740	0.9715	0.9687	0.9657	0.9624	0.9588	0.9550	0.9508	0.9463	0.9414
44	0.9858	0.9844	0.9829	0.9565	0.9794	0.9774	0.9753	0.9728	0.9702	0.9673	0.9641	0.9607	0.9570	0.9529	0.9485	0.9438
45	0.9865	0.9852	0.9838	0.9565	0.9805	0.9786	0.9765	0.9742	0.9717	0.9689	0.9658	0.9625	0.9589	0.9550	0.9508	0.9462
46	0.9873	0.9860	0.9847	0.9565	0.9815	0.9797	0.9777	0.9755	0.9731	0.9704	0.9675	0.9643	0.9608	0.9571	0.9530	0.9486
47	0.9880	0.9868	0.9855	0.9565	0.9825	0.9808	0.9789	0.9768	0.9745	0.9719	0.9691	0.9661	0.9627	0.9591	0.9552	0.9509
48	0.9886	0.9875	0.9863	0.9565	0.9835	0.9818	0.9800	0.9780	0.9758	0.9734	0.9707	0.9678	0.9646	0.9611	0.9573	0.9532
49	0.9893	0.9882	0.9871	0.9565	0.9844	0.9828	0.9811	0.9792	0.9771	0.9748	0.9723	0.9695	0.9664	0.9631	0.9594	0.9554
50	0.9899	0.9889	0.9878	0.9565	0.9853	0.9838	0.9822	0.9804	0.9784	0.9762	0.9738	0.9711	0.9682	0.9650	0.9615	0.9577
51	0.9905	0.9895	0.9885	0.9565	0.9861	0.9848	0.9832	0.9815	0.9796	0.9775	0.9752	0.9727	0.9699	0.9668	0.9635	0.9598
52	0.9910	0.9902	0.9892	0.9565	0.9870	0.9857	0.9842	0.9826	0.9808	0.9788	0.9766	0.9742	0.9716	0.9686	0.9655	0.9620

103

APPENDICES

Table M-1 (cont’d)

O&R Participants

Joint and 75% Survivor Option Without Pop-Up Factors

Effective January 1, 2008

	Age of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
53	0.9916	0.9908	0.9899	0.9889	0.9877	0.9865	0.9851	0.9836	0.9819	0.9801	0.9780	0.9757	0.9732	0.9704	0.9674	0.9640
54	0.9921	0.9913	0.9905	0.9895	0.9885	0.9873	0.9861	0.9846	0.9830	0.9813	0.9793	0.9771	0.9747	0.9721	0.9692	0.9661
55	0.9926	0.9919	0.9911	0.9902	0.9892	0.9881	0.9869	0.9856	0.9841	0.9824	0.9806	0.9785	0.9762	0.9738	0.9710	0.9680
56	0.9930	0.9924	0.9916	0.9908	0.9899	0.9889	0.9878	0.9865	0.9851	0.9835	0.9818	0.9798	0.9777	0.9753	0.9728	0.9699
57	0.9935	0.9929	0.9922	0.9914	0.9906	0.9896	0.9885	0.9874	0.9860	0.9846	0.9829	0.9811	0.9791	0.9769	0.9744	0.9718
58	0.9939	0.9933	0.9927	0.9920	0.9912	0.9903	0.9893	0.9882	0.9870	0.9856	0.9840	0.9823	0.9804	0.9784	0.9761	0.9735
59	0.9943	0.9938	0.9932	0.9925	0.9918	0.9909	0.9900	0.9890	0.9878	0.9865	0.9851	0.9835	0.9817	0.9798	0.9776	0.9752
60	0.9947	0.9942	0.9937	0.9930	0.9923	0.9916	0.9907	0.9898	0.9887	0.9875	0.9861	0.9846	0.9830	0.9811	0.9791	0.9769
61	0.9951	0.9946	0.9941	0.9935	0.9929	0.9922	0.9914	0.9905	0.9895	0.9883	0.9871	0.9857	0.9841	0.9824	0.9805	0.9784
62	0.9954	0.9950	0.9945	0.9940	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892	0.9880	0.9867	0.9853	0.9837	0.9819	0.9799
63	0.9958	0.9954	0.9949	0.9944	0.9939	0.9933	0.9926	0.9918	0.9909	0.9900	0.9889	0.9877	0.9863	0.9848	0.9832	0.9813
64	0.9961	0.9957	0.9953	0.9949	0.9943	0.9938	0.9931	0.9924	0.9916	0.9907	0.9897	0.9886	0.9873	0.9859	0.9844	0.9827
65	0.9964	0.9960	0.9957	0.9952	0.9948	0.9942	0.9937	0.9930	0.9923	0.9914	0.9905	0.9894	0.9883	0.9870	0.9856	0.9840
66	0.9967	0.9963	0.9960	0.9956	0.9952	0.9947	0.9942	0.9935	0.9929	0.9921	0.9912	0.9903	0.9892	0.9880	0.9867	0.9852
67	0.9969	0.9966	0.9963	0.9960	0.9956	0.9951	0.9946	0.9941	0.9934	0.9927	0.9919	0.9910	0.9900	0.9889	0.9877	0.9863
68	0.9972	0.9969	0.9966	0.9963	0.9959	0.9955	0.9951	0.9945	0.9940	0.9933	0.9926	0.9917	0.9908	0.9898	0.9887	0.9874
69	0.9974	0.9972	0.9969	0.9966	0.9963	0.9959	0.9955	0.9950	0.9945	0.9939	0.9932	0.9924	0.9916	0.9906	0.9896	0.9884
70	0.9976	0.9974	0.9971	0.9969	0.9966	0.9962	0.9959	0.9954	0.9949	0.9944	0.9938	0.9931	0.9923	0.9914	0.9904	0.9894
71	0.9978	0.9976	0.9974	0.9971	0.9969	0.9966	0.9962	0.9958	0.9954	0.9949	0.9943	0.9936	0.9929	0.9921	0.9912	0.9903
72	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9965	0.9962	0.9958	0.9953	0.9948	0.9942	0.9935	0.9928	0.9920	0.9911
73	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9965	0.9962	0.9957	0.9953	0.9947	0.9941	0.9934	0.9927	0.9919
74	0.9983	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9965	0.9961	0.9957	0.9952	0.9946	0.9940	0.9933	0.9926
75	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9968	0.9965	0.9961	0.9956	0.9951	0.9946	0.9940	0.9933
76	0.9986	0.9985	0.9984	0.9982	0.9980	0.9979	0.9976	0.9974	0.9971	0.9968	0.9964	0.9960	0.9956	0.9951	0.9945	0.9939
77	0.9987	0.9986	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9974	0.9971	0.9968	0.9964	0.9960	0.9955	0.9950	0.9945
78	0.9989	0.9988	0.9987	0.9985	0.9984	0.9982	0.9981	0.9979	0.9977	0.9974	0.9971	0.9968	0.9964	0.9960	0.9955	0.9950
79	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981	0.9979	0.9976	0.9974	0.9971	0.9967	0.9964	0.9959	0.9955
80	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981	0.9979	0.9976	0.9974	0.9971	0.9967	0.9963	0.9959
81	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9984	0.9983	0.9981	0.9979	0.9976	0.9974	0.9970	0.9967	0.9963
82	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9981	0.9979	0.9976	0.9973	0.9970	0.9967
83	0.9993	0.9993	0.9992	0.9991	0.9990	0.9990	0.9989	0.9987	0.9986	0.9985	0.9983	0.9981	0.9979	0.9976	0.9973	0.9970
84	0.9994	0.9993	0.9993	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9986	0.9985	0.9983	0.9981	0.9979	0.9976	0.9973
85	0.9994	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9986	0.9985	0.9983	0.9981	0.9978	0.9976

104

APPENDICES

Table M-1 (cont’d)

O&R Participants

Joint and 75% Survivor Option Without Pop-Up Factors

Effective January 1, 2008

	Age of Pensioner
	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
20	0.8879	0.8809	0.8735	0.8659	0.8579	0.8496	0.8410	0.8319	0.8224	0.8126	0.8022	0.7915	0.7802	0.7684	0.7562	0.7434
21	0.8894	0.8824	0.8751	0.8674	0.8595	0.8512	0.8425	0.8335	0.8240	0.8141	0.8038	0.7930	0.7817	0.7700	0.7577	0.7450
22	0.8909	0.8839	0.8767	0.8690	0.8611	0.8528	0.8442	0.8351	0.8257	0.8158	0.8055	0.7947	0.7834	0.7716	0.7593	0.7466
23	0.8925	0.8856	0.8783	0.8707	0.8628	0.8545	0.8459	0.8368	0.8274	0.8175	0.8072	0.7964	0.7851	0.7733	0.7611	0.7483
24	0.8942	0.8873	0.8800	0.8724	0.8645	0.8563	0.8476	0.8386	0.8292	0.8193	0.8090	0.7982	0.7869	0.7751	0.7628	0.7501
25	0.8959	0.8890	0.8818	0.8742	0.8664	0.8581	0.8495	0.8405	0.8310	0.8212	0.8109	0.8001	0.7888	0.7770	0.7647	0.7519
26	0.8977	0.8909	0.8837	0.8761	0.8683	0.8600	0.8514	0.8424	0.8330	0.8232	0.8128	0.8021	0.7908	0.7790	0.7667	0.7539
27	0.8996	0.8927	0.8856	0.8781	0.8702	0.8620	0.8534	0.8445	0.8351	0.8252	0.8149	0.8041	0.7929	0.7811	0.7688	0.7559
28	0.9015	0.8947	0.8876	0.8801	0.8723	0.8641	0.8555	0.8466	0.8372	0.8274	0.8171	0.8063	0.7950	0.7832	0.7709	0.7581
29	0.9035	0.8967	0.8896	0.8822	0.8744	0.8663	0.8577	0.8488	0.8394	0.8296	0.8193	0.8086	0.7973	0.7855	0.7732	0.7604
30	0.9055	0.8988	0.8918	0.8844	0.8766	0.8685	0.8600	0.8511	0.8417	0.8319	0.8217	0.8109	0.7997	0.7879	0.7756	0.7628
31	0.9076	0.9010	0.8940	0.8866	0.8789	0.8708	0.8623	0.8535	0.8441	0.8344	0.8241	0.8134	0.8021	0.7904	0.7781	0.7652
32	0.9098	0.9032	0.8962	0.8889	0.8813	0.8732	0.8648	0.8559	0.8466	0.8369	0.8267	0.8160	0.8047	0.7930	0.7807	0.7678
33	0.9120	0.9054	0.8986	0.8913	0.8837	0.8757	0.8673	0.8585	0.8493	0.8395	0.8293	0.8186	0.8074	0.7957	0.7834	0.7706
34	0.9143	0.9078	0.9009	0.8938	0.8862	0.8783	0.8699	0.8612	0.8520	0.8423	0.8321	0.8214	0.8102	0.7985	0.7862	0.7734
35	0.9166	0.9102	0.9034	0.8963	0.8888	0.8809	0.8726	0.8639	0.8548	0.8451	0.8350	0.8243	0.8132	0.8015	0.7892	0.7764
36	0.9189	0.9126	0.9059	0.8989	0.8915	0.8836	0.8754	0.8668	0.8576	0.8481	0.8380	0.8274	0.8162	0.8045	0.7923	0.7795
37	0.9213	0.9151	0.9085	0.9015	0.8942	0.8864	0.8783	0.8697	0.8606	0.8511	0.8411	0.8305	0.8194	0.8077	0.7955	0.7828
38	0.9237	0.9176	0.9111	0.9042	0.8970	0.8893	0.8812	0.8727	0.8637	0.8543	0.8443	0.8338	0.8227	0.8111	0.7989	0.7861
39	0.9262	0.9202	0.9138	0.9070	0.8998	0.8923	0.8843	0.8758	0.8669	0.8575	0.8476	0.8371	0.8261	0.8145	0.8024	0.7897
40	0.9287	0.9228	0.9165	0.9098	0.9027	0.8953	0.8874	0.8790	0.8702	0.8609	0.8510	0.8406	0.8297	0.8181	0.8060	0.7933
41	0.9312	0.9254	0.9192	0.9127	0.9057	0.8983	0.8906	0.8823	0.8736	0.8643	0.8545	0.8442	0.8333	0.8219	0.8098	0.7971
42	0.9337	0.9280	0.9220	0.9155	0.9087	0.9015	0.8938	0.8856	0.8770	0.8678	0.8582	0.8479	0.8371	0.8257	0.8137	0.8011
43	0.9362	0.9307	0.9248	0.9185	0.9118	0.9046	0.8971	0.8890	0.8805	0.8715	0.8619	0.8517	0.8410	0.8297	0.8177	0.8052
44	0.9388	0.9334	0.9276	0.9214	0.9148	0.9079	0.9004	0.8925	0.8841	0.8752	0.8657	0.8557	0.8450	0.8338	0.8219	0.8094
45	0.9413	0.9360	0.9304	0.9244	0.9180	0.9111	0.9038	0.8960	0.8878	0.8790	0.8696	0.8597	0.8491	0.8380	0.8262	0.8138
46	0.9438	0.9387	0.9332	0.9273	0.9211	0.9144	0.9072	0.8996	0.8915	0.8828	0.8736	0.8638	0.8534	0.8423	0.8306	0.8183
47	0.9463	0.9413	0.9360	0.9303	0.9242	0.9177	0.9107	0.9032	0.8952	0.8867	0.8776	0.8680	0.8577	0.8468	0.8352	0.8230
48	0.9487	0.9439	0.9388	0.9333	0.9273	0.9210	0.9141	0.9068	0.8990	0.8907	0.8817	0.8722	0.8621	0.8513	0.8399	0.8278
49	0.9512	0.9465	0.9416	0.9362	0.9304	0.9242	0.9176	0.9105	0.9029	0.8947	0.8859	0.8766	0.8666	0.8559	0.8446	0.8326
50	0.9536	0.9491	0.9443	0.9391	0.9335	0.9275	0.9211	0.9141	0.9067	0.8987	0.8901	0.8809	0.8711	0.8606	0.8495	0.8377
51	0.9559	0.9516	0.9470	0.9420	0.9366	0.9308	0.9245	0.9178	0.9106	0.9028	0.8944	0.8854	0.8757	0.8654	0.8544	0.8428
52	0.9582	0.9541	0.9496	0.9448	0.9396	0.9340	0.9280	0.9215	0.9144	0.9068	0.8986	0.8898	0.8804	0.8703	0.8595	0.8480

105

APPENDICES

Table M-1 (cont’d)

O&R Participants

Joint and 75% Survivor Option Without Pop-Up Factors

Effective January 1, 2008

	Age of Pensioner
	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
53	0.9604	0.9565	0.9522	0.9476	0.9426	0.9372	0.9314	0.9251	0.9183	0.9109	0.9029	0.8943	0.8851	0.8752	0.8646	0.8533
54	0.9626	0.9589	0.9548	0.9504	0.9456	0.9404	0.9348	0.9287	0.9221	0.9150	0.9072	0.8989	0.8899	0.8802	0.8698	0.8587
55	0.9648	0.9612	0.9573	0.9531	0.9485	0.9435	0.9381	0.9323	0.9259	0.9190	0.9115	0.9034	0.8946	0.8852	0.8750	0.8642
56	0.9668	0.9634	0.9597	0.9557	0.9514	0.9466	0.9414	0.9358	0.9297	0.9230	0.9158	0.9079	0.8994	0.8902	0.8803	0.8697
57	0.9688	0.9656	0.9621	0.9583	0.9541	0.9496	0.9447	0.9393	0.9334	0.9270	0.9200	0.9124	0.9042	0.8953	0.8856	0.8753
58	0.9707	0.9677	0.9644	0.9608	0.9568	0.9525	0.9478	0.9427	0.9371	0.9309	0.9242	0.9169	0.9090	0.9003	0.8910	0.8809
59	0.9726	0.9698	0.9666	0.9632	0.9595	0.9554	0.9509	0.9460	0.9407	0.9348	0.9284	0.9214	0.9137	0.9053	0.8963	0.8865
60	0.9744	0.9717	0.9688	0.9655	0.9620	0.9582	0.9539	0.9493	0.9442	0.9386	0.9325	0.9257	0.9184	0.9103	0.9016	0.8921
61	0.9761	0.9736	0.9708	0.9678	0.9645	0.9608	0.9568	0.9524	0.9476	0.9423	0.9364	0.9300	0.9230	0.9153	0.9069	0.8977
62	0.9778	0.9754	0.9728	0.9700	0.9668	0.9634	0.9597	0.9555	0.9509	0.9459	0.9404	0.9342	0.9275	0.9201	0.9121	0.9032
63	0.9793	0.9771	0.9747	0.9720	0.9691	0.9659	0.9624	0.9585	0.9542	0.9494	0.9442	0.9383	0.9319	0.9249	0.9172	0.9087
64	0.9808	0.9788	0.9765	0.9740	0.9713	0.9683	0.9650	0.9613	0.9573	0.9528	0.9478	0.9423	0.9363	0.9296	0.9222	0.9141
65	0.9822	0.9803	0.9782	0.9759	0.9734	0.9706	0.9675	0.9641	0.9603	0.9561	0.9514	0.9462	0.9405	0.9341	0.9271	0.9194
66	0.9836	0.9818	0.9799	0.9777	0.9753	0.9727	0.9699	0.9667	0.9631	0.9592	0.9548	0.9499	0.9445	0.9385	0.9319	0.9245
67	0.9848	0.9832	0.9814	0.9794	0.9772	0.9748	0.9721	0.9692	0.9659	0.9622	0.9581	0.9535	0.9484	0.9428	0.9365	0.9296
68	0.9860	0.9845	0.9828	0.9810	0.9790	0.9768	0.9743	0.9715	0.9685	0.9650	0.9612	0.9570	0.9522	0.9469	0.9410	0.9344
69	0.9872	0.9858	0.9842	0.9825	0.9807	0.9786	0.9763	0.9738	0.9709	0.9678	0.9642	0.9602	0.9558	0.9508	0.9452	0.9391
70	0.9882	0.9869	0.9855	0.9839	0.9822	0.9803	0.9782	0.9759	0.9733	0.9703	0.9670	0.9633	0.9592	0.9545	0.9493	0.9436
71	0.9892	0.9880	0.9867	0.9853	0.9837	0.9820	0.9800	0.9779	0.9754	0.9727	0.9697	0.9663	0.9624	0.9581	0.9533	0.9478
72	0.9901	0.9890	0.9878	0.9865	0.9851	0.9835	0.9817	0.9797	0.9775	0.9750	0.9722	0.9691	0.9655	0.9615	0.9570	0.9519
73	0.9910	0.9900	0.9889	0.9877	0.9864	0.9849	0.9833	0.9815	0.9794	0.9772	0.9746	0.9717	0.9684	0.9647	0.9605	0.9558
74	0.9918	0.9909	0.9899	0.9888	0.9876	0.9862	0.9847	0.9831	0.9812	0.9792	0.9768	0.9741	0.9711	0.9677	0.9638	0.9595
75	0.9925	0.9917	0.9908	0.9898	0.9887	0.9875	0.9861	0.9846	0.9829	0.9810	0.9789	0.9764	0.9737	0.9705	0.9670	0.9630
76	0.9932	0.9924	0.9916	0.9907	0.9897	0.9886	0.9874	0.9860	0.9845	0.9827	0.9808	0.9786	0.9760	0.9731	0.9699	0.9662
77	0.9938	0.9931	0.9924	0.9916	0.9906	0.9896	0.9885	0.9873	0.9859	0.9843	0.9826	0.9805	0.9782	0.9756	0.9726	0.9692
78	0.9944	0.9938	0.9931	0.9923	0.9915	0.9906	0.9896	0.9885	0.9872	0.9858	0.9842	0.9824	0.9803	0.9779	0.9751	0.9720
79	0.9949	0.9944	0.9937	0.9931	0.9923	0.9915	0.9906	0.9896	0.9884	0.9872	0.9857	0.9840	0.9821	0.9799	0.9775	0.9746
80	0.9954	0.9949	0.9943	0.9937	0.9931	0.9923	0.9915	0.9906	0.9896	0.9884	0.9871	0.9856	0.9838	0.9819	0.9796	0.9770
81	0.9959	0.9954	0.9949	0.9943	0.9937	0.9931	0.9923	0.9915	0.9906	0.9895	0.9883	0.9870	0.9854	0.9836	0.9816	0.9792
82	0.9963	0.9959	0.9954	0.9949	0.9943	0.9937	0.9931	0.9923	0.9915	0.9906	0.9895	0.9883	0.9869	0.9852	0.9834	0.9813
83	0.9967	0.9963	0.9959	0.9954	0.9949	0.9944	0.9938	0.9931	0.9923	0.9915	0.9905	0.9894	0.9882	0.9867	0.9850	0.9831
84	0.9970	0.9966	0.9963	0.9959	0.9954	0.9949	0.9944	0.9938	0.9931	0.9924	0.9915	0.9905	0.9894	0.9881	0.9866	0.9848
85	0.9973	0.9970	0.9967	0.9963	0.9959	0.9954	0.9950	0.9944	0.9938	0.9932	0.9924	0.9915	0.9905	0.9893	0.9879	0.9864

106

APPENDICES

Table M-1 (cont’d)

O&R Participants

Joint and 75% Survivor Option Without Pop-Up Factors

Effective January 1, 2008

	Age of Pensioner
	62	63	64	65	66	67	68	69	70	71	72	73	74	75
20	0.7302	0.7164	0.7022	0.6876	0.6725	0.6571	0.6413	0.6251	0.6087	0.5920	0.5750	0.5578	0.5404	0.5228
21	0.7317	0.7179	0.7037	0.6891	0.6740	0.6585	0.6427	0.6265	0.6101	0.5933	0.5763	0.5591	0.5416	0.5241
22	0.7333	0.7195	0.7053	0.6906	0.6755	0.6600	0.6442	0.6280	0.6115	0.5948	0.5777	0.5604	0.5430	0.5253
23	0.7350	0.7212	0.7070	0.6923	0.6771	0.6616	0.6458	0.6296	0.6130	0.5963	0.5792	0.5619	0.5443	0.5267
24	0.7368	0.7230	0.7087	0.6940	0.6788	0.6633	0.6474	0.6312	0.6147	0.5978	0.5807	0.5634	0.5458	0.5281
25	0.7386	0.7248	0.7105	0.6958	0.6806	0.6651	0.6492	0.6329	0.6163	0.5995	0.5823	0.5650	0.5474	0.5297
26	0.7406	0.7268	0.7125	0.6977	0.6825	0.6669	0.6510	0.6347	0.6181	0.6012	0.5841	0.5666	0.5490	0.5313
27	0.7426	0.7288	0.7145	0.6997	0.6845	0.6689	0.6529	0.6366	0.6200	0.6031	0.5859	0.5684	0.5507	0.5329
28	0.7448	0.7309	0.7166	0.7018	0.6866	0.6710	0.6550	0.6386	0.6220	0.6050	0.5878	0.5703	0.5526	0.5347
29	0.7470	0.7332	0.7188	0.7040	0.6888	0.6731	0.6571	0.6407	0.6240	0.6071	0.5898	0.5722	0.5545	0.5366
30	0.7494	0.7355	0.7212	0.7064	0.6911	0.6754	0.6594	0.6430	0.6262	0.6092	0.5919	0.5743	0.5565	0.5386
31	0.7519	0.7380	0.7236	0.7088	0.6935	0.6778	0.6617	0.6453	0.6285	0.6115	0.5941	0.5765	0.5586	0.5407
32	0.7545	0.7406	0.7262	0.7114	0.6961	0.6803	0.6642	0.6478	0.6310	0.6139	0.5965	0.5788	0.5609	0.5429
33	0.7572	0.7433	0.7289	0.7141	0.6987	0.6830	0.6669	0.6504	0.6335	0.6164	0.5989	0.5812	0.5633	0.5452
34	0.7601	0.7462	0.7318	0.7169	0.7015	0.6858	0.6696	0.6531	0.6362	0.6190	0.6015	0.5838	0.5658	0.5476
35	0.7630	0.7492	0.7347	0.7198	0.7045	0.6887	0.6725	0.6559	0.6390	0.6218	0.6043	0.5864	0.5684	0.5502
36	0.7662	0.7523	0.7379	0.7230	0.7076	0.6918	0.6755	0.6589	0.6420	0.6247	0.6071	0.5893	0.5712	0.5529
37	0.7694	0.7555	0.7411	0.7262	0.7108	0.6950	0.6787	0.6621	0.6451	0.6278	0.6102	0.5923	0.5741	0.5558
38	0.7728	0.7589	0.7445	0.7296	0.7142	0.6984	0.6821	0.6654	0.6484	0.6311	0.6134	0.5954	0.5772	0.5588
39	0.7764	0.7625	0.7481	0.7332	0.7178	0.7019	0.6856	0.6689	0.6519	0.6345	0.6167	0.5987	0.5805	0.5620
40	0.7801	0.7662	0.7518	0.7369	0.7215	0.7056	0.6893	0.6726	0.6555	0.6381	0.6203	0.6022	0.5839	0.5654
41	0.7839	0.7701	0.7557	0.7408	0.7254	0.7095	0.6932	0.6764	0.6593	0.6418	0.6240	0.6059	0.5875	0.5689
42	0.7879	0.7741	0.7598	0.7449	0.7294	0.7135	0.6972	0.6804	0.6633	0.6458	0.6279	0.6097	0.5913	0.5726
43	0.7920	0.7783	0.7640	0.7491	0.7337	0.7178	0.7014	0.6847	0.6675	0.6499	0.6320	0.6138	0.5953	0.5765
44	0.7963	0.7826	0.7684	0.7535	0.7381	0.7222	0.7059	0.6891	0.6719	0.6543	0.6363	0.6180	0.5994	0.5807
45	0.8008	0.7871	0.7729	0.7581	0.7427	0.7268	0.7105	0.6937	0.6764	0.6588	0.6408	0.6225	0.6038	0.5850
46	0.8054	0.7918	0.7776	0.7628	0.7475	0.7316	0.7153	0.6985	0.6812	0.6636	0.6455	0.6271	0.6084	0.5895
47	0.8101	0.7966	0.7825	0.7678	0.7525	0.7366	0.7203	0.7035	0.6862	0.6685	0.6505	0.6320	0.6133	0.5943
48	0.8150	0.8016	0.7875	0.7729	0.7576	0.7418	0.7255	0.7087	0.6914	0.6737	0.6556	0.6371	0.6183	0.5993
49	0.8200	0.8067	0.7927	0.7781	0.7629	0.7472	0.7309	0.7141	0.6969	0.6792	0.6610	0.6425	0.6236	0.6045
50	0.8251	0.8119	0.7981	0.7836	0.7685	0.7528	0.7365	0.7198	0.7025	0.6848	0.6666	0.6481	0.6292	0.6100
51	0.8304	0.8173	0.8036	0.7892	0.7742	0.7585	0.7423	0.7256	0.7084	0.6907	0.6725	0.6539	0.6350	0.6157
52	0.8358	0.8229	0.8093	0.7950	0.7801	0.7645	0.7484	0.7317	0.7145	0.6968	0.6786	0.6600	0.6410	0.6217

107

APPENDICES

Table M-1 (cont’d)

O&R Participants

Joint and 75% Survivor Option Without Pop-Up Factors

Effective January 1, 2008

	Age of Pensioner
	62	63	64	65	66	67	68	69	70	71	72	73	74	75
53	0.8413	0.8285	0.8151	0.8009	0.7861	0.7707	0.7546	0.7380	0.7209	0.7032	0.6850	0.6664	0.6474	0.6280
54	0.8469	0.8343	0.8210	0.8070	0.7924	0.7770	0.7611	0.7446	0.7275	0.7099	0.6917	0.6731	0.6540	0.6346
55	0.8525	0.8402	0.8271	0.8133	0.7988	0.7836	0.7678	0.7514	0.7343	0.7168	0.6986	0.6800	0.6610	0.6415
56	0.8583	0.8462	0.8333	0.8197	0.8054	0.7903	0.7747	0.7584	0.7414	0.7239	0.7059	0.6873	0.6682	0.6488
57	0.8641	0.8523	0.8396	0.8262	0.8121	0.7973	0.7817	0.7656	0.7488	0.7314	0.7134	0.6948	0.6758	0.6563
58	0.8700	0.8584	0.8460	0.8329	0.8190	0.8043	0.7890	0.7730	0.7564	0.7391	0.7212	0.7027	0.6837	0.6642
59	0.8759	0.8646	0.8525	0.8396	0.8260	0.8116	0.7965	0.7806	0.7642	0.7470	0.7292	0.7108	0.6919	0.6725
60	0.8819	0.8708	0.8590	0.8464	0.8331	0.8189	0.8041	0.7885	0.7722	0.7552	0.7375	0.7193	0.7004	0.6810
61	0.8878	0.8771	0.8656	0.8533	0.8402	0.8264	0.8118	0.7965	0.7804	0.7636	0.7461	0.7280	0.7092	0.6899
62	0.8937	0.8833	0.8722	0.8602	0.8475	0.8340	0.8197	0.8046	0.7888	0.7722	0.7549	0.7369	0.7183	0.6991
63	0.8995	0.8895	0.8788	0.8672	0.8548	0.8416	0.8276	0.8128	0.7973	0.7810	0.7639	0.7462	0.7277	0.7086
64	0.9053	0.8957	0.8853	0.8741	0.8621	0.8492	0.8356	0.8212	0.8059	0.7899	0.7731	0.7556	0.7373	0.7184
65	0.9110	0.9017	0.8917	0.8809	0.8693	0.8569	0.8436	0.8295	0.8147	0.7990	0.7825	0.7652	0.7472	0.7285
66	0.9165	0.9077	0.8981	0.8877	0.8765	0.8645	0.8516	0.8380	0.8235	0.8081	0.7920	0.7750	0.7572	0.7387
67	0.9219	0.9135	0.9044	0.8944	0.8836	0.8720	0.8596	0.8464	0.8323	0.8173	0.8015	0.7849	0.7674	0.7492
68	0.9272	0.9192	0.9105	0.9009	0.8906	0.8795	0.8675	0.8547	0.8410	0.8265	0.8111	0.7948	0.7777	0.7598
69	0.9322	0.9247	0.9164	0.9073	0.8975	0.8868	0.8753	0.8630	0.8498	0.8357	0.8207	0.8048	0.7881	0.7706
70	0.9371	0.9300	0.9221	0.9135	0.9042	0.8940	0.8830	0.8711	0.8584	0.8448	0.8303	0.8148	0.7985	0.7814
71	0.9418	0.9351	0.9277	0.9196	0.9107	0.9010	0.8905	0.8791	0.8669	0.8538	0.8398	0.8248	0.8090	0.7922
72	0.9463	0.9400	0.9331	0.9254	0.9170	0.9078	0.8978	0.8870	0.8753	0.8627	0.8492	0.8347	0.8194	0.8031
73	0.9506	0.9447	0.9382	0.9310	0.9230	0.9143	0.9049	0.8946	0.8834	0.8714	0.8585	0.8445	0.8297	0.8139
74	0.9546	0.9491	0.9431	0.9363	0.9289	0.9207	0.9117	0.9020	0.8914	0.8799	0.8675	0.8542	0.8399	0.8247
75	0.9584	0.9534	0.9477	0.9414	0.9344	0.9268	0.9183	0.9091	0.8991	0.8882	0.8764	0.8636	0.8499	0.8352
76	0.9620	0.9573	0.9521	0.9462	0.9397	0.9325	0.9246	0.9160	0.9065	0.8962	0.8850	0.8728	0.8597	0.8456
77	0.9654	0.9611	0.9562	0.9508	0.9447	0.9380	0.9306	0.9225	0.9136	0.9039	0.8933	0.8817	0.8692	0.8558
78	0.9685	0.9645	0.9600	0.9550	0.9494	0.9432	0.9363	0.9287	0.9204	0.9112	0.9012	0.8903	0.8784	0.8656
79	0.9714	0.9677	0.9636	0.9590	0.9538	0.9481	0.9417	0.9346	0.9268	0.9182	0.9088	0.8985	0.8872	0.8750
80	0.9741	0.9707	0.9670	0.9627	0.9579	0.9526	0.9467	0.9401	0.9329	0.9248	0.9160	0.9063	0.8957	0.8842
81	0.9765	0.9735	0.9700	0.9661	0.9617	0.9568	0.9514	0.9453	0.9386	0.9311	0.9228	0.9138	0.9038	0.8929
82	0.9788	0.9760	0.9729	0.9693	0.9653	0.9608	0.9557	0.9501	0.9439	0.9370	0.9293	0.9208	0.9114	0.9012
83	0.9809	0.9784	0.9755	0.9723	0.9686	0.9644	0.9598	0.9547	0.9489	0.9425	0.9354	0.9275	0.9187	0.9091
84	0.9828	0.9805	0.9779	0.9750	0.9716	0.9678	0.9636	0.9589	0.9536	0.9477	0.9411	0.9337	0.9256	0.9166
85	0.9846	0.9825	0.9802	0.9775	0.9744	0.9710	0.9671	0.9628	0.9579	0.9525	0.9464	0.9396	0.9321	0.9237

108

APPENDICES

Table M-2

O&R Participants

Joint and 75% Survivor Option With Pop-Up Factors

Effective January 1, 2008

	Age of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
20	0.9617	0.9588	0.9557	0.9524	0.9489	0.9452	0.9412	0.9370	0.9326	0.9279	0.9229	0.9176	0.9121	0.9063	0.9002	0.8937
21	0.9627	0.9598	0.9568	0.9535	0.9500	0.9463	0.9424	0.9382	0.9338	0.9291	0.9242	0.9190	0.9134	0.9076	0.9016	0.8952
22	0.9637	0.9609	0.9578	0.9546	0.9512	0.9475	0.9436	0.9395	0.9351	0.9305	0.9255	0.9203	0.9149	0.9091	0.9030	0.8966
23	0.9647	0.9619	0.9589	0.9557	0.9523	0.9487	0.9449	0.9408	0.9364	0.9318	0.9269	0.9218	0.9163	0.9105	0.9045	0.8981
24	0.9657	0.9630	0.9600	0.9569	0.9535	0.9499	0.9461	0.9421	0.9378	0.9332	0.9283	0.9232	0.9178	0.9121	0.9060	0.8997
25	0.9667	0.9640	0.9611	0.9580	0.9547	0.9512	0.9474	0.9434	0.9392	0.9346	0.9298	0.9247	0.9193	0.9136	0.9076	0.9014
26	0.9677	0.9651	0.9622	0.9592	0.9559	0.9525	0.9487	0.9448	0.9406	0.9361	0.9313	0.9262	0.9209	0.9153	0.9093	0.9030
27	0.9687	0.9662	0.9634	0.9604	0.9572	0.9537	0.9501	0.9462	0.9420	0.9376	0.9328	0.9278	0.9225	0.9169	0.9110	0.9048
28	0.9698	0.9672	0.9645	0.9616	0.9584	0.9550	0.9514	0.9476	0.9435	0.9391	0.9344	0.9294	0.9242	0.9186	0.9127	0.9066
29	0.9708	0.9683	0.9656	0.9627	0.9597	0.9563	0.9528	0.9490	0.9449	0.9406	0.9360	0.9311	0.9259	0.9204	0.9145	0.9084
30	0.9718	0.9694	0.9667	0.9639	0.9609	0.9577	0.9542	0.9504	0.9464	0.9422	0.9376	0.9328	0.9276	0.9221	0.9164	0.9103
31	0.9728	0.9704	0.9679	0.9651	0.9622	0.9590	0.9556	0.9519	0.9480	0.9437	0.9392	0.9345	0.9294	0.9240	0.9182	0.9122
32	0.9738	0.9715	0.9690	0.9663	0.9634	0.9603	0.9569	0.9533	0.9495	0.9453	0.9409	0.9362	0.9311	0.9258	0.9201	0.9142
33	0.9747	0.9725	0.9701	0.9675	0.9646	0.9616	0.9583	0.9548	0.9510	0.9469	0.9426	0.9379	0.9330	0.9277	0.9221	0.9162
34	0.9757	0.9735	0.9712	0.9686	0.9659	0.9629	0.9597	0.9563	0.9525	0.9486	0.9443	0.9397	0.9348	0.9296	0.9241	0.9182
35	0.9766	0.9745	0.9722	0.9698	0.9671	0.9642	0.9611	0.9577	0.9541	0.9502	0.9460	0.9415	0.9367	0.9315	0.9261	0.9203
36	0.9775	0.9755	0.9733	0.9709	0.9683	0.9655	0.9625	0.9592	0.9556	0.9518	0.9477	0.9433	0.9385	0.9335	0.9281	0.9224
37	0.9784	0.9765	0.9743	0.9720	0.9695	0.9668	0.9638	0.9606	0.9571	0.9534	0.9494	0.9450	0.9404	0.9355	0.9302	0.9246
38	0.9793	0.9774	0.9754	0.9731	0.9707	0.9680	0.9652	0.9620	0.9587	0.9550	0.9511	0.9468	0.9423	0.9374	0.9322	0.9267
39	0.9802	0.9784	0.9764	0.9742	0.9718	0.9693	0.9665	0.9635	0.9602	0.9566	0.9528	0.9486	0.9442	0.9394	0.9343	0.9289
40	0.9810	0.9793	0.9773	0.9753	0.9730	0.9705	0.9678	0.9649	0.9617	0.9582	0.9545	0.9504	0.9461	0.9414	0.9364	0.9311
41	0.9818	0.9801	0.9783	0.9763	0.9741	0.9717	0.9691	0.9662	0.9631	0.9598	0.9561	0.9522	0.9480	0.9434	0.9385	0.9333
42	0.9826	0.9810	0.9792	0.9773	0.9752	0.9729	0.9703	0.9676	0.9646	0.9613	0.9578	0.9540	0.9498	0.9454	0.9406	0.9355
43	0.9834	0.9818	0.9801	0.9783	0.9762	0.9740	0.9716	0.9689	0.9660	0.9628	0.9594	0.9557	0.9517	0.9473	0.9427	0.9377
44	0.9841	0.9826	0.9810	0.9792	0.9772	0.9751	0.9728	0.9702	0.9674	0.9643	0.9610	0.9574	0.9535	0.9493	0.9447	0.9399
45	0.9848	0.9834	0.9818	0.9801	0.9782	0.9762	0.9739	0.9715	0.9688	0.9658	0.9626	0.9591	0.9553	0.9512	0.9468	0.9420
46	0.9855	0.9841	0.9826	0.9810	0.9792	0.9772	0.9751	0.9727	0.9701	0.9672	0.9641	0.9608	0.9571	0.9531	0.9488	0.9442
47	0.9861	0.9848	0.9834	0.9819	0.9801	0.9783	0.9762	0.9739	0.9714	0.9686	0.9656	0.9624	0.9588	0.9550	0.9508	0.9463
48	0.9868	0.9855	0.9842	0.9827	0.9810	0.9792	0.9773	0.9751	0.9727	0.9700	0.9671	0.9640	0.9605	0.9568	0.9528	0.9484
49	0.9874	0.9862	0.9849	0.9835	0.9819	0.9802	0.9783	0.9762	0.9739	0.9713	0.9686	0.9655	0.9622	0.9586	0.9547	0.9505
50	0.9880	0.9869	0.9856	0.9843	0.9828	0.9811	0.9793	0.9773	0.9751	0.9726	0.9700	0.9670	0.9639	0.9604	0.9566	0.9525
51	0.9885	0.9875	0.9863	0.9850	0.9836	0.9820	0.9803	0.9783	0.9762	0.9739	0.9713	0.9685	0.9655	0.9621	0.9585	0.9545
52	0.9891	0.9881	0.9869	0.9857	0.9843	0.9828	0.9812	0.9794	0.9773	0.9751	0.9726	0.9699	0.9670	0.9638	0.9603	0.9565

109

APPENDICES

Table M-2 (cont’d)

O&R Participants

Joint and 75% Survivor Option With Pop-Up Factors

Effective January 1, 2008

	Age of Pensioner
	30	31	32	33	34	35	36	37	38	39	40	41	42	43	44	45
53	0.9896	0.9886	0.9876	0.9864	0.9851	0.9837	0.9821	0.9803	0.9784	0.9763	0.9739	0.9713	0.9685	0.9654	0.9621	0.9584
54	0.9901	0.9892	0.9882	0.9871	0.9858	0.9845	0.9829	0.9813	0.9794	0.9774	0.9751	0.9727	0.9700	0.9670	0.9638	0.9603
55	0.9906	0.9897	0.9887	0.9877	0.9865	0.9852	0.9838	0.9822	0.9804	0.9785	0.9763	0.9740	0.9714	0.9685	0.9654	0.9621
56	0.9910	0.9902	0.9893	0.9883	0.9872	0.9859	0.9846	0.9831	0.9814	0.9795	0.9775	0.9752	0.9727	0.9700	0.9671	0.9638
57	0.9915	0.9907	0.9898	0.9889	0.9878	0.9866	0.9853	0.9839	0.9823	0.9805	0.9786	0.9764	0.9741	0.9715	0.9686	0.9655
58	0.9919	0.9911	0.9903	0.9894	0.9884	0.9873	0.9861	0.9847	0.9832	0.9815	0.9796	0.9776	0.9753	0.9729	0.9701	0.9672
59	0.9923	0.9916	0.9908	0.9900	0.9890	0.9879	0.9868	0.9855	0.9840	0.9824	0.9807	0.9787	0.9766	0.9742	0.9716	0.9688
60	0.9927	0.9920	0.9913	0.9905	0.9896	0.9886	0.9875	0.9862	0.9849	0.9833	0.9816	0.9798	0.9777	0.9755	0.9730	0.9703
61	0.9930	0.9924	0.9917	0.9910	0.9901	0.9891	0.9881	0.9869	0.9856	0.9842	0.9826	0.9808	0.9788	0.9767	0.9743	0.9718
62	0.9934	0.9928	0.9921	0.9914	0.9906	0.9897	0.9887	0.9876	0.9864	0.9850	0.9835	0.9818	0.9799	0.9779	0.9756	0.9732
63	0.9937	0.9932	0.9926	0.9919	0.9911	0.9902	0.9893	0.9883	0.9871	0.9858	0.9843	0.9827	0.9810	0.9790	0.9769	0.9746
64	0.9941	0.9935	0.9929	0.9923	0.9916	0.9908	0.9899	0.9889	0.9878	0.9865	0.9852	0.9836	0.9820	0.9801	0.9781	0.9759
65	0.9944	0.9939	0.9933	0.9927	0.9920	0.9913	0.9904	0.9895	0.9884	0.9872	0.9859	0.9845	0.9829	0.9811	0.9792	0.9771
66	0.9947	0.9942	0.9937	0.9931	0.9924	0.9917	0.9909	0.9900	0.9890	0.9879	0.9867	0.9853	0.9838	0.9821	0.9803	0.9783
67	0.9949	0.9945	0.9940	0.9935	0.9928	0.9922	0.9914	0.9906	0.9896	0.9886	0.9874	0.9861	0.9847	0.9831	0.9813	0.9794
68	0.9952	0.9948	0.9943	0.9938	0.9932	0.9926	0.9919	0.9911	0.9902	0.9892	0.9881	0.9869	0.9855	0.9840	0.9823	0.9805
69	0.9954	0.9951	0.9946	0.9941	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898	0.9887	0.9876	0.9863	0.9849	0.9833	0.9816
70	0.9957	0.9953	0.9949	0.9945	0.9940	0.9934	0.9928	0.9921	0.9913	0.9904	0.9894	0.9883	0.9870	0.9857	0.9842	0.9826
71	0.9959	0.9956	0.9952	0.9948	0.9943	0.9938	0.9932	0.9925	0.9917	0.9909	0.9900	0.9889	0.9877	0.9865	0.9851	0.9835
72	0.9961	0.9958	0.9955	0.9951	0.9946	0.9941	0.9936	0.9929	0.9922	0.9914	0.9905	0.9895	0.9884	0.9872	0.9859	0.9844
73	0.9963	0.9960	0.9957	0.9953	0.9949	0.9944	0.9939	0.9933	0.9927	0.9919	0.9911	0.9901	0.9891	0.9879	0.9867	0.9853
74	0.9965	0.9963	0.9959	0.9956	0.9952	0.9948	0.9943	0.9937	0.9931	0.9924	0.9916	0.9907	0.9897	0.9886	0.9874	0.9861
75	0.9967	0.9965	0.9962	0.9958	0.9955	0.9951	0.9946	0.9941	0.9935	0.9928	0.9921	0.9912	0.9903	0.9892	0.9881	0.9869
76	0.9969	0.9967	0.9964	0.9961	0.9957	0.9953	0.9949	0.9944	0.9939	0.9932	0.9925	0.9917	0.9908	0.9899	0.9888	0.9876
77	0.9971	0.9968	0.9966	0.9963	0.9960	0.9956	0.9952	0.9947	0.9942	0.9936	0.9929	0.9922	0.9914	0.9904	0.9894	0.9883
78	0.9972	0.9970	0.9968	0.9965	0.9962	0.9959	0.9955	0.9951	0.9946	0.9940	0.9934	0.9927	0.9919	0.9910	0.9900	0.9890
79	0.9974	0.9972	0.9970	0.9967	0.9964	0.9961	0.9958	0.9953	0.9949	0.9944	0.9938	0.9931	0.9923	0.9915	0.9906	0.9896
80	0.9975	0.9973	0.9971	0.9969	0.9966	0.9963	0.9960	0.9956	0.9952	0.9947	0.9941	0.9935	0.9928	0.9920	0.9911	0.9902
81	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9962	0.9959	0.9955	0.9950	0.9945	0.9939	0.9932	0.9925	0.9917	0.9908
82	0.9978	0.9976	0.9975	0.9972	0.9970	0.9968	0.9965	0.9961	0.9958	0.9953	0.9948	0.9943	0.9936	0.9929	0.9922	0.9913
83	0.9979	0.9978	0.9976	0.9974	0.9972	0.9969	0.9967	0.9964	0.9960	0.9956	0.9951	0.9946	0.9940	0.9934	0.9926	0.9918
84	0.9980	0.9979	0.9977	0.9976	0.9974	0.9971	0.9969	0.9966	0.9963	0.9959	0.9954	0.9949	0.9944	0.9938	0.9931	0.9923
85	0.9982	0.9980	0.9979	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9961	0.9957	0.9953	0.9947	0.9942	0.9935	0.9928

110

APPENDICES

Table M-2 (cont’d)

O&R Participants

Joint and 75% Survivor Option With Pop-Up Factors

Effective January 1, 2008

	Age of Pensioner
	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
20	0.8870	0.8800	0.8727	0.8650	0.8571	0.8488	0.8401	0.8310	0.8216	0.8117	0.8014	0.7906	0.7793	0.7676	0.7553	0.7426
21	0.8885	0.8815	0.8741	0.8665	0.8586	0.8503	0.8416	0.8325	0.8231	0.8132	0.8029	0.7921	0.7808	0.7691	0.7568	0.7441
22	0.8899	0.8830	0.8757	0.8681	0.8601	0.8518	0.8432	0.8341	0.8247	0.8148	0.8045	0.7937	0.7824	0.7706	0.7584	0.7456
23	0.8915	0.8845	0.8773	0.8697	0.8617	0.8534	0.8448	0.8358	0.8263	0.8164	0.8061	0.7953	0.7841	0.7723	0.7600	0.7473
24	0.8931	0.8861	0.8789	0.8713	0.8634	0.8551	0.8465	0.8375	0.8280	0.8182	0.8078	0.7971	0.7858	0.7740	0.7617	0.7490
25	0.8947	0.8878	0.8806	0.8730	0.8651	0.8569	0.8483	0.8392	0.8298	0.8200	0.8097	0.7989	0.7876	0.7758	0.7635	0.7508
26	0.8965	0.8896	0.8824	0.8748	0.8669	0.8587	0.8501	0.8411	0.8317	0.8218	0.8115	0.8008	0.7895	0.7777	0.7654	0.7526
27	0.8982	0.8914	0.8842	0.8767	0.8688	0.8606	0.8520	0.8430	0.8336	0.8238	0.8135	0.8027	0.7915	0.7797	0.7674	0.7546
28	0.9000	0.8932	0.8861	0.8786	0.8708	0.8626	0.8540	0.8450	0.8357	0.8258	0.8156	0.8048	0.7935	0.7818	0.7695	0.7567
29	0.9019	0.8951	0.8880	0.8806	0.8728	0.8646	0.8561	0.8471	0.8378	0.8280	0.8177	0.8069	0.7957	0.7839	0.7716	0.7588
30	0.9038	0.8971	0.8900	0.8826	0.8749	0.8667	0.8582	0.8493	0.8400	0.8302	0.8199	0.8092	0.7979	0.7862	0.7739	0.7611
31	0.9058	0.8991	0.8921	0.8847	0.8770	0.8689	0.8604	0.8515	0.8422	0.8325	0.8222	0.8115	0.8003	0.7885	0.7762	0.7634
32	0.9079	0.9012	0.8942	0.8869	0.8792	0.8712	0.8627	0.8539	0.8446	0.8348	0.8246	0.8139	0.8027	0.7909	0.7787	0.7659
33	0.9099	0.9033	0.8964	0.8891	0.8815	0.8735	0.8651	0.8563	0.8470	0.8373	0.8271	0.8164	0.8052	0.7935	0.7812	0.7684
34	0.9120	0.9055	0.8987	0.8914	0.8839	0.8759	0.8675	0.8588	0.8495	0.8399	0.8297	0.8190	0.8079	0.7961	0.7839	0.7711
35	0.9142	0.9077	0.9009	0.8938	0.8863	0.8784	0.8701	0.8613	0.8521	0.8425	0.8324	0.8217	0.8106	0.7989	0.7866	0.7739
36	0.9164	0.9100	0.9033	0.8962	0.8887	0.8809	0.8726	0.8640	0.8548	0.8452	0.8351	0.8245	0.8134	0.8017	0.7895	0.7768
37	0.9186	0.9123	0.9057	0.8986	0.8913	0.8835	0.8753	0.8667	0.8576	0.8481	0.8380	0.8274	0.8164	0.8047	0.7925	0.7798
38	0.9209	0.9146	0.9081	0.9011	0.8938	0.8861	0.8780	0.8695	0.8604	0.8510	0.8410	0.8304	0.8194	0.8078	0.7956	0.7829
39	0.9231	0.9170	0.9105	0.9037	0.8965	0.8888	0.8808	0.8723	0.8634	0.8539	0.8440	0.8335	0.8225	0.8110	0.7988	0.7861
40	0.9254	0.9194	0.9130	0.9063	0.8991	0.8916	0.8836	0.8752	0.8664	0.8570	0.8471	0.8367	0.8258	0.8142	0.8021	0.7895
41	0.9277	0.9218	0.9155	0.9089	0.9018	0.8944	0.8865	0.8782	0.8694	0.8602	0.8503	0.8400	0.8291	0.8176	0.8056	0.7929
42	0.9300	0.9242	0.9181	0.9115	0.9046	0.8973	0.8895	0.8813	0.8726	0.8634	0.8536	0.8434	0.8325	0.8211	0.8091	0.7965
43	0.9323	0.9267	0.9206	0.9142	0.9074	0.9001	0.8925	0.8844	0.8758	0.8667	0.8570	0.8468	0.8361	0.8247	0.8128	0.8002
44	0.9347	0.9291	0.9232	0.9169	0.9102	0.9031	0.8955	0.8875	0.8790	0.8700	0.8605	0.8504	0.8397	0.8284	0.8165	0.8041
45	0.9370	0.9315	0.9257	0.9195	0.9130	0.9060	0.8986	0.8907	0.8823	0.8734	0.8640	0.8540	0.8434	0.8322	0.8204	0.8080
46	0.9392	0.9339	0.9283	0.9222	0.9158	0.9089	0.9017	0.8939	0.8856	0.8769	0.8675	0.8577	0.8472	0.8361	0.8244	0.8120
47	0.9415	0.9363	0.9308	0.9249	0.9186	0.9119	0.9048	0.8971	0.8890	0.8804	0.8712	0.8614	0.8510	0.8400	0.8284	0.8162
48	0.9438	0.9387	0.9333	0.9276	0.9215	0.9149	0.9079	0.9004	0.8924	0.8839	0.8749	0.8652	0.8550	0.8441	0.8326	0.8204
49	0.9460	0.9411	0.9359	0.9303	0.9243	0.9179	0.9110	0.9037	0.8959	0.8875	0.8786	0.8691	0.8590	0.8482	0.8368	0.8248
50	0.9482	0.9434	0.9383	0.9329	0.9271	0.9208	0.9141	0.9070	0.8993	0.8911	0.8823	0.8730	0.8630	0.8524	0.8411	0.8292
51	0.9503	0.9457	0.9408	0.9355	0.9298	0.9238	0.9172	0.9102	0.9028	0.8947	0.8861	0.8769	0.8671	0.8567	0.8455	0.8338
52	0.9524	0.9480	0.9432	0.9381	0.9326	0.9267	0.9203	0.9135	0.9062	0.8983	0.8899	0.8809	0.8713	0.8610	0.8500	0.8384

111

APPENDICES

Table M-2 (cont’d)

O&R Participants

Joint and 75% Survivor Option With Pop-Up Factors

Effective January 1, 2008

	Age of Pensioner
	46	47	48	49	50	51	52	53	54	55	56	57	58	59	60	61
53	0.9545	0.9502	0.9456	0.9406	0.9353	0.9296	0.9234	0.9168	0.9096	0.9020	0.8937	0.8849	0.8754	0.8653	0.8545	0.8430
54	0.9565	0.9524	0.9479	0.9431	0.9380	0.9324	0.9265	0.9200	0.9131	0.9056	0.8975	0.8889	0.8796	0.8697	0.8591	0.8478
55	0.9584	0.9545	0.9502	0.9456	0.9406	0.9352	0.9295	0.9232	0.9165	0.9092	0.9013	0.8929	0.8838	0.8741	0.8636	0.8525
56	0.9603	0.9565	0.9524	0.9480	0.9432	0.9380	0.9324	0.9264	0.9198	0.9128	0.9051	0.8969	0.8880	0.8785	0.8683	0.8573
57	0.9622	0.9585	0.9546	0.9503	0.9457	0.9407	0.9353	0.9295	0.9232	0.9163	0.9089	0.9009	0.8922	0.8829	0.8729	0.8622
58	0.9640	0.9605	0.9567	0.9526	0.9482	0.9434	0.9382	0.9325	0.9264	0.9198	0.9126	0.9048	0.8964	0.8873	0.8775	0.8670
59	0.9657	0.9624	0.9587	0.9548	0.9506	0.9460	0.9410	0.9355	0.9296	0.9232	0.9163	0.9087	0.9005	0.8917	0.8821	0.8719
60	0.9674	0.9642	0.9607	0.9570	0.9529	0.9485	0.9437	0.9385	0.9328	0.9266	0.9199	0.9126	0.9046	0.8960	0.8867	0.8767
61	0.9690	0.9659	0.9626	0.9591	0.9552	0.9509	0.9463	0.9413	0.9359	0.9299	0.9234	0.9164	0.9087	0.9003	0.8913	0.8815
62	0.9705	0.9676	0.9645	0.9611	0.9573	0.9533	0.9489	0.9441	0.9389	0.9332	0.9269	0.9201	0.9127	0.9046	0.8958	0.8863
63	0.9720	0.9693	0.9663	0.9630	0.9595	0.9556	0.9514	0.9468	0.9418	0.9363	0.9303	0.9237	0.9166	0.9087	0.9003	0.8911
64	0.9734	0.9708	0.9680	0.9649	0.9615	0.9578	0.9538	0.9494	0.9446	0.9394	0.9336	0.9273	0.9204	0.9128	0.9046	0.8957
65	0.9748	0.9723	0.9696	0.9667	0.9635	0.9600	0.9561	0.9520	0.9474	0.9424	0.9368	0.9308	0.9241	0.9169	0.9089	0.9003
66	0.9761	0.9737	0.9712	0.9684	0.9653	0.9620	0.9584	0.9544	0.9500	0.9452	0.9400	0.9342	0.9278	0.9208	0.9131	0.9048
67	0.9774	0.9751	0.9727	0.9700	0.9671	0.9640	0.9605	0.9568	0.9526	0.9480	0.9430	0.9374	0.9313	0.9246	0.9173	0.9092
68	0.9786	0.9764	0.9741	0.9716	0.9689	0.9659	0.9626	0.9590	0.9551	0.9507	0.9459	0.9406	0.9348	0.9283	0.9213	0.9135
69	0.9797	0.9777	0.9755	0.9731	0.9705	0.9677	0.9646	0.9612	0.9574	0.9533	0.9487	0.9437	0.9381	0.9319	0.9252	0.9177
70	0.9808	0.9789	0.9768	0.9745	0.9721	0.9694	0.9665	0.9633	0.9597	0.9558	0.9515	0.9466	0.9413	0.9354	0.9289	0.9218
71	0.9818	0.9800	0.9781	0.9759	0.9736	0.9711	0.9683	0.9653	0.9619	0.9582	0.9541	0.9495	0.9444	0.9388	0.9326	0.9258
72	0.9828	0.9811	0.9792	0.9772	0.9750	0.9726	0.9700	0.9672	0.9640	0.9605	0.9566	0.9522	0.9474	0.9421	0.9361	0.9296
73	0.9838	0.9821	0.9804	0.9785	0.9764	0.9741	0.9717	0.9690	0.9660	0.9626	0.9590	0.9548	0.9503	0.9452	0.9395	0.9333
74	0.9847	0.9831	0.9815	0.9797	0.9777	0.9756	0.9733	0.9707	0.9679	0.9647	0.9612	0.9573	0.9530	0.9482	0.9428	0.9369
75	0.9855	0.9841	0.9825	0.9808	0.9789	0.9769	0.9747	0.9723	0.9697	0.9667	0.9634	0.9597	0.9556	0.9511	0.9460	0.9403
76	0.9863	0.9849	0.9835	0.9818	0.9801	0.9782	0.9762	0.9739	0.9714	0.9686	0.9655	0.9620	0.9581	0.9538	0.9490	0.9436
77	0.9871	0.9858	0.9844	0.9829	0.9812	0.9794	0.9775	0.9754	0.9730	0.9704	0.9675	0.9642	0.9605	0.9564	0.9518	0.9467
78	0.9878	0.9866	0.9853	0.9838	0.9823	0.9806	0.9788	0.9768	0.9746	0.9721	0.9693	0.9663	0.9628	0.9589	0.9546	0.9497
79	0.9885	0.9873	0.9861	0.9847	0.9833	0.9817	0.9800	0.9781	0.9760	0.9737	0.9711	0.9682	0.9650	0.9613	0.9572	0.9526
80	0.9892	0.9881	0.9869	0.9856	0.9842	0.9827	0.9811	0.9794	0.9774	0.9752	0.9728	0.9701	0.9670	0.9636	0.9597	0.9554
81	0.9898	0.9887	0.9876	0.9864	0.9851	0.9837	0.9822	0.9806	0.9787	0.9767	0.9744	0.9718	0.9690	0.9657	0.9621	0.9580
82	0.9904	0.9894	0.9883	0.9872	0.9860	0.9847	0.9833	0.9817	0.9800	0.9781	0.9759	0.9735	0.9708	0.9678	0.9643	0.9605
83	0.9910	0.9900	0.9890	0.9879	0.9868	0.9856	0.9842	0.9828	0.9812	0.9794	0.9774	0.9751	0.9726	0.9697	0.9665	0.9628
84	0.9915	0.9906	0.9897	0.9887	0.9876	0.9864	0.9852	0.9838	0.9823	0.9806	0.9787	0.9766	0.9742	0.9715	0.9685	0.9651
85	0.9920	0.9912	0.9903	0.9893	0.9883	0.9872	0.9860	0.9848	0.9834	0.9818	0.9800	0.9781	0.9758	0.9733	0.9705	0.9672

112

APPENDICES

Table M-2 (cont’d)

O&R Participants

Joint and 75% Survivor Option With Pop-Up Factors

Effective January 1, 2008

	Age of Pensioner
	62	63	64	65	66	67	68	69	70	71	72	73	74	75
20	0.7293	0.7156	0.7014	0.6868	0.6717	0.6563	0.6405	0.6244	0.6080	0.5913	0.5744	0.5572	0.5398	0.5223
21	0.7308	0.7171	0.7029	0.6882	0.6732	0.6577	0.6419	0.6258	0.6093	0.5926	0.5756	0.5584	0.5410	0.5235
22	0.7324	0.7186	0.7044	0.6897	0.6746	0.6592	0.6434	0.6272	0.6107	0.5940	0.5770	0.5597	0.5423	0.5247
23	0.7340	0.7202	0.7060	0.6913	0.6762	0.6607	0.6449	0.6287	0.6122	0.5955	0.5784	0.5611	0.5436	0.5260
24	0.7357	0.7219	0.7077	0.6930	0.6779	0.6623	0.6465	0.6303	0.6138	0.5970	0.5799	0.5626	0.5451	0.5274
25	0.7375	0.7237	0.7094	0.6947	0.6796	0.6641	0.6482	0.6319	0.6154	0.5986	0.5815	0.5641	0.5466	0.5289
26	0.7393	0.7255	0.7113	0.6965	0.6814	0.6658	0.6499	0.6337	0.6171	0.6003	0.5831	0.5657	0.5482	0.5304
27	0.7413	0.7275	0.7132	0.6985	0.6833	0.6677	0.6518	0.6355	0.6189	0.6020	0.5849	0.5674	0.5498	0.5321
28	0.7434	0.7295	0.7152	0.7005	0.6853	0.6697	0.6537	0.6374	0.6208	0.6039	0.5867	0.5692	0.5516	0.5338
29	0.7455	0.7317	0.7174	0.7026	0.6874	0.6718	0.6558	0.6394	0.6228	0.6059	0.5886	0.5711	0.5534	0.5356
30	0.7477	0.7339	0.7196	0.7048	0.6896	0.6739	0.6579	0.6416	0.6249	0.6079	0.5906	0.5731	0.5554	0.5375
31	0.7501	0.7362	0.7219	0.7071	0.6919	0.6762	0.6602	0.6438	0.6271	0.6101	0.5928	0.5752	0.5574	0.5395
32	0.7525	0.7387	0.7243	0.7095	0.6943	0.6786	0.6625	0.6461	0.6294	0.6123	0.5950	0.5774	0.5596	0.5416
33	0.7551	0.7412	0.7269	0.7121	0.6968	0.6811	0.6650	0.6486	0.6318	0.6147	0.5973	0.5797	0.5618	0.5438
34	0.7578	0.7439	0.7296	0.7147	0.6994	0.6837	0.6676	0.6511	0.6343	0.6172	0.5998	0.5821	0.5642	0.5461
35	0.7605	0.7467	0.7323	0.7175	0.7022	0.6864	0.6703	0.6538	0.6370	0.6198	0.6024	0.5846	0.5667	0.5486
36	0.7634	0.7496	0.7352	0.7204	0.7051	0.6893	0.6732	0.6566	0.6398	0.6226	0.6051	0.5873	0.5693	0.5511
37	0.7665	0.7526	0.7383	0.7234	0.7081	0.6923	0.6761	0.6596	0.6427	0.6255	0.6079	0.5901	0.5721	0.5538
38	0.7696	0.7558	0.7414	0.7265	0.7112	0.6954	0.6792	0.6627	0.6457	0.6285	0.6109	0.5930	0.5749	0.5567
39	0.7729	0.7590	0.7447	0.7298	0.7145	0.6987	0.6825	0.6659	0.6489	0.6316	0.6140	0.5961	0.5780	0.5596
40	0.7762	0.7624	0.7481	0.7332	0.7179	0.7021	0.6859	0.6693	0.6523	0.6349	0.6173	0.5993	0.5811	0.5628
41	0.7797	0.7660	0.7516	0.7368	0.7214	0.7056	0.6894	0.6728	0.6558	0.6384	0.6207	0.6027	0.5845	0.5660
42	0.7834	0.7696	0.7553	0.7405	0.7251	0.7093	0.6931	0.6764	0.6594	0.6420	0.6243	0.6062	0.5879	0.5694
43	0.7871	0.7734	0.7591	0.7443	0.7290	0.7132	0.6969	0.6803	0.6632	0.6458	0.6280	0.6099	0.5916	0.5730
44	0.7910	0.7773	0.7631	0.7483	0.7330	0.7172	0.7009	0.6842	0.6672	0.6497	0.6319	0.6138	0.5954	0.5768
45	0.7950	0.7814	0.7672	0.7524	0.7371	0.7213	0.7051	0.6884	0.6713	0.6538	0.6360	0.6178	0.5994	0.5807
46	0.7991	0.7855	0.7714	0.7566	0.7414	0.7256	0.7094	0.6927	0.6756	0.6581	0.6402	0.6220	0.6035	0.5848
47	0.8033	0.7898	0.7757	0.7610	0.7458	0.7301	0.7139	0.6972	0.6801	0.6626	0.6447	0.6264	0.6079	0.5891
48	0.8077	0.7942	0.7802	0.7656	0.7504	0.7347	0.7185	0.7018	0.6847	0.6672	0.6493	0.6310	0.6124	0.5936
49	0.8121	0.7988	0.7848	0.7703	0.7552	0.7395	0.7233	0.7067	0.6896	0.6721	0.6541	0.6358	0.6172	0.5983
50	0.8167	0.8034	0.7896	0.7751	0.7600	0.7444	0.7283	0.7117	0.6946	0.6771	0.6591	0.6408	0.6221	0.6032
51	0.8213	0.8082	0.7944	0.7801	0.7651	0.7495	0.7334	0.7169	0.6998	0.6823	0.6644	0.6460	0.6273	0.6083
52	0.8260	0.8131	0.7994	0.7851	0.7702	0.7548	0.7388	0.7222	0.7052	0.6877	0.6698	0.6514	0.6327	0.6137

113

APPENDICES

Table M-2 (cont’d)

O&R Participants

Joint and 75% Survivor Option With Pop-Up Factors

Effective January 1, 2008

	Age of Pensioner
	62	63	64	65	66	67	68	69	70	71	72	73	74	75
53	0.8309	0.8180	0.8045	0.7903	0.7756	0.7602	0.7442	0.7278	0.7108	0.6933	0.6754	0.6570	0.6383	0.6193
54	0.8358	0.8231	0.8097	0.7957	0.7810	0.7657	0.7499	0.7335	0.7166	0.6991	0.6812	0.6629	0.6442	0.6251
55	0.8407	0.8282	0.8150	0.8011	0.7865	0.7714	0.7556	0.7393	0.7225	0.7051	0.6873	0.6690	0.6502	0.6311
56	0.8457	0.8334	0.8203	0.8066	0.7922	0.7772	0.7616	0.7454	0.7286	0.7113	0.6935	0.6752	0.6565	0.6374
57	0.8508	0.8386	0.8258	0.8122	0.7980	0.7831	0.7676	0.7516	0.7349	0.7177	0.7000	0.6817	0.6630	0.6440
58	0.8558	0.8439	0.8313	0.8179	0.8039	0.7892	0.7738	0.7579	0.7413	0.7242	0.7066	0.6884	0.6697	0.6507
59	0.8609	0.8492	0.8368	0.8236	0.8098	0.7953	0.7801	0.7643	0.7479	0.7309	0.7134	0.6953	0.6767	0.6577
60	0.8660	0.8545	0.8423	0.8294	0.8158	0.8015	0.7865	0.7709	0.7546	0.7378	0.7204	0.7023	0.6838	0.6649
61	0.8711	0.8599	0.8479	0.8352	0.8218	0.8077	0.7930	0.7775	0.7615	0.7448	0.7275	0.7096	0.6912	0.6723
62	0.8761	0.8652	0.8535	0.8411	0.8279	0.8140	0.7995	0.7843	0.7684	0.7519	0.7347	0.7170	0.6987	0.6799
63	0.8811	0.8705	0.8590	0.8469	0.8340	0.8204	0.8061	0.7911	0.7754	0.7591	0.7421	0.7245	0.7063	0.6877
64	0.8861	0.8757	0.8646	0.8527	0.8401	0.8267	0.8127	0.7979	0.7825	0.7664	0.7496	0.7322	0.7142	0.6956
65	0.8910	0.8809	0.8700	0.8585	0.8461	0.8331	0.8193	0.8048	0.7896	0.7738	0.7572	0.7400	0.7221	0.7037
66	0.8958	0.8860	0.8755	0.8642	0.8522	0.8394	0.8259	0.8117	0.7968	0.7812	0.7649	0.7479	0.7302	0.7120
67	0.9005	0.8910	0.8808	0.8698	0.8581	0.8457	0.8325	0.8186	0.8040	0.7887	0.7726	0.7558	0.7384	0.7203
68	0.9051	0.8960	0.8861	0.8754	0.8641	0.8519	0.8391	0.8255	0.8112	0.7961	0.7803	0.7638	0.7466	0.7288
69	0.9096	0.9008	0.8912	0.8809	0.8699	0.8581	0.8456	0.8323	0.8183	0.8036	0.7881	0.7718	0.7549	0.7373
70	0.9140	0.9055	0.8963	0.8863	0.8756	0.8642	0.8520	0.8391	0.8254	0.8110	0.7958	0.7799	0.7632	0.7459
71	0.9183	0.9101	0.9012	0.8916	0.8813	0.8702	0.8584	0.8458	0.8325	0.8184	0.8036	0.7879	0.7716	0.7545
72	0.9224	0.9146	0.9060	0.8968	0.8868	0.8761	0.8646	0.8524	0.8395	0.8257	0.8112	0.7959	0.7799	0.7631
73	0.9265	0.9189	0.9107	0.9018	0.8922	0.8818	0.8707	0.8589	0.8463	0.8330	0.8188	0.8039	0.7882	0.7718
74	0.9303	0.9231	0.9153	0.9067	0.8974	0.8874	0.8767	0.8653	0.8531	0.8401	0.8263	0.8118	0.7964	0.7803
75	0.9341	0.9272	0.9196	0.9114	0.9025	0.8929	0.8826	0.8715	0.8597	0.8471	0.8338	0.8196	0.8046	0.7889
76	0.9376	0.9311	0.9239	0.9160	0.9074	0.8982	0.8883	0.8776	0.8662	0.8540	0.8410	0.8272	0.8126	0.7973
77	0.9411	0.9348	0.9279	0.9204	0.9122	0.9033	0.8938	0.8835	0.8725	0.8607	0.8482	0.8348	0.8206	0.8056
78	0.9444	0.9384	0.9318	0.9247	0.9168	0.9083	0.8991	0.8893	0.8787	0.8673	0.8551	0.8422	0.8284	0.8138
79	0.9475	0.9419	0.9356	0.9287	0.9213	0.9131	0.9043	0.8948	0.8846	0.8737	0.8619	0.8494	0.8360	0.8218
80	0.9505	0.9451	0.9392	0.9327	0.9255	0.9178	0.9093	0.9002	0.8904	0.8799	0.8686	0.8564	0.8435	0.8298
81	0.9534	0.9483	0.9427	0.9364	0.9296	0.9222	0.9142	0.9055	0.8961	0.8859	0.8750	0.8633	0.8508	0.8375
82	0.9561	0.9513	0.9460	0.9400	0.9336	0.9265	0.9188	0.9105	0.9015	0.8918	0.8813	0.8701	0.8580	0.8451
83	0.9587	0.9542	0.9491	0.9435	0.9374	0.9306	0.9233	0.9154	0.9068	0.8975	0.8874	0.8766	0.8650	0.8525
84	0.9612	0.9569	0.9521	0.9468	0.9410	0.9346	0.9276	0.9201	0.9119	0.9030	0.8934	0.8830	0.8718	0.8598
85	0.9636	0.9595	0.9550	0.9500	0.9445	0.9384	0.9318	0.9246	0.9168	0.9083	0.8991	0.8892	0.8784	0.8669

114

Sub appendix A. 3

Table A

CEI Participants

12 Year Certain and Life Annuity

Pensioner Age	Factor
25	0.9987
26	0.9986
27	0.9985
28	0.9984
29	0.9984
30	0.9982
31	0.9980
32	0.9979
33	0.9977
34	0.9976
35	0.9973
36	0.9970
37	0.9968
38	0.9965
39	0.9960
40	0.9956
41	0.9951
42	0.9946
43	0.9939
44	0.9932
45	0.9923
46	0.9915
47	0.9905
48	0.9895
49	0.9884

Pensioner Age	Factor
50	0.9872
51	0.9860
52	0.9846
53	0.9831
54	0.9813
55	0.9794
56	0.9770
57	0.9746
58	0.9716
59	0.9683
60	0.9644
61	0.9599
62	0.9549
63	0.9493
64	0.9428
65	0.9357
66	0.9276
67	0.9185
68	0.9085
69	0.8975
70	0.8854
71	0.8722
72	0.8578
73	0.8420
74	0.8249
75	0.8068

115

APPENDICES

Sub appendix A. 3

Table B

100% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

1		25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41

	25	0.9822	0.9806	0.9790	0.9772	0.9753	0.9733	0.9710	0.9686	0.9659	0.9631	0.9600	0.9567	0.9532	0.9494	0.9454	0.9409	0.9363
	26	0.9826	0.9811	0.9796	0.9778	0.9760	0.9739	0.9716	0.9693	0.9666	0.9639	0.9608	0.9576	0.9540	0.9503	0.9463	0.9420	0.9373
	27	0.9831	0.9817	0.9801	0.9784	0.9766	0.9746	0.9723	0.9700	0.9674	0.9647	0.9617	0.9584	0.9550	0.9513	0.9473	0.9430	0.9383
	28	0.9836	0.9822	0.9807	0.9790	0.9772	0.9752	0.9730	0.9708	0.9682	0.9655	0.9625	0.9594	0.9559	0.9523	0.9483	0.9441	0.9395
	29	0.9840	0.9827	0.9812	0.9795	0.9778	0.9759	0.9737	0.9715	0.9690	0.9664	0.9634	0.9603	0.9569	0.9533	0.9493	0.9452	0.9406
	30	0.9846	0.9832	0.9817	0.9801	0.9785	0.9766	0.9744	0.9723	0.9697	0.9672	0.9643	0.9612	0.9579	0.9543	0.9505	0.9463	0.9418
	31	0.9851	0.9837	0.9823	0.9807	0.9791	0.9772	0.9751	0.9731	0.9706	0.9681	0.9652	0.9622	0.9589	0.9554	0.9516	0.9474	0.9430
	32	0.9855	0.9842	0.9828	0.9813	0.9797	0.9779	0.9759	0.9738	0.9714	0.9689	0.9662	0.9632	0.9600	0.9565	0.9527	0.9486	0.9443
	33	0.9860	0.9847	0.9834	0.9819	0.9804	0.9786	0.9766	0.9746	0.9722	0.9698	0.9671	0.9642	0.9610	0.9576	0.9539	0.9499	0.9455
	34	0.9864	0.9852	0.9839	0.9825	0.9810	0.9793	0.9774	0.9753	0.9730	0.9707	0.9680	0.9652	0.9620	0.9587	0.9551	0.9511	0.9469
	35	0.9869	0.9857	0.9845	0.9831	0.9816	0.9799	0.9781	0.9761	0.9739	0.9716	0.9690	0.9662	0.9631	0.9599	0.9563	0.9524	0.9482
	36	0.9873	0.9863	0.9850	0.9837	0.9822	0.9806	0.9788	0.9769	0.9748	0.9725	0.9700	0.9672	0.9643	0.9610	0.9575	0.9537	0.9495
	37	0.9878	0.9867	0.9855	0.9842	0.9829	0.9813	0.9795	0.9777	0.9756	0.9734	0.9709	0.9683	0.9653	0.9622	0.9588	0.9550	0.9509
	38	0.9882	0.9872	0.9861	0.9848	0.9835	0.9820	0.9803	0.9785	0.9764	0.9743	0.9719	0.9693	0.9664	0.9634	0.9600	0.9563	0.9523
	39	0.9887	0.9876	0.9866	0.9853	0.9841	0.9826	0.9810	0.9793	0.9772	0.9752	0.9729	0.9703	0.9676	0.9645	0.9613	0.9576	0.9537
	40	0.9890	0.9881	0.9871	0.9859	0.9847	0.9833	0.9816	0.9800	0.9781	0.9761	0.9738	0.9714	0.9686	0.9658	0.9625	0.9590	0.9552
	41	0.9895	0.9886	0.9875	0.9864	0.9853	0.9839	0.9824	0.9808	0.9789	0.9770	0.9748	0.9724	0.9697	0.9669	0.9638	0.9604	0.9566
	42	0.9899	0.9890	0.9880	0.9870	0.9859	0.9845	0.9830	0.9815	0.9797	0.9779	0.9758	0.9734	0.9709	0.9681	0.9651	0.9617	0.9581
	43	0.9903	0.9895	0.9886	0.9875	0.9865	0.9852	0.9837	0.9822	0.9805	0.9788	0.9767	0.9744	0.9720	0.9693	0.9663	0.9631	0.9596
	44	0.9907	0.9899	0.9890	0.9880	0.9870	0.9858	0.9844	0.9830	0.9813	0.9796	0.9776	0.9754	0.9731	0.9705	0.9676	0.9645	0.9610
	45	0.9911	0.9903	0.9894	0.9885	0.9876	0.9863	0.9851	0.9837	0.9820	0.9804	0.9785	0.9764	0.9741	0.9716	0.9689	0.9658	0.9625
	46	0.9914	0.9907	0.9899	0.9890	0.9881	0.9869	0.9856	0.9844	0.9828	0.9812	0.9794	0.9774	0.9752	0.9728	0.9701	0.9672	0.9639
	47	0.9918	0.9911	0.9903	0.9895	0.9886	0.9875	0.9863	0.9851	0.9836	0.9820	0.9803	0.9784	0.9762	0.9739	0.9714	0.9685	0.9654
	48	0.9922	0.9915	0.9908	0.9899	0.9891	0.9881	0.9869	0.9858	0.9843	0.9829	0.9812	0.9793	0.9773	0.9751	0.9725	0.9698	0.9668
	49	0.9925	0.9919	0.9912	0.9904	0.9896	0.9886	0.9875	0.9864	0.9850	0.9837	0.9821	0.9802	0.9783	0.9761	0.9738	0.9712	0.9682
	50	0.9928	0.9922	0.9916	0.9908	0.9900	0.9891	0.9881	0.9870	0.9857	0.9844	0.9829	0.9812	0.9792	0.9772	0.9750	0.9724	0.9696
	51	0.9932	0.9926	0.9920	0.9912	0.9906	0.9897	0.9887	0.9877	0.9864	0.9851	0.9837	0.9821	0.9803	0.9783	0.9761	0.9737	0.9710
	52	0.9935	0.9930	0.9924	0.9917	0.9910	0.9902	0.9892	0.9883	0.9870	0.9859	0.9845	0.9829	0.9812	0.9793	0.9773	0.9749	0.9723
	53	0.9938	0.9933	0.9927	0.9921	0.9914	0.9907	0.9898	0.9889	0.9877	0.9865	0.9852	0.9838	0.9821	0.9803	0.9784	0.9761	0.9737
	54	0.9941	0.9936	0.9931	0.9925	0.9919	0.9911	0.9903	0.9894	0.9883	0.9873	0.9860	0.9846	0.9830	0.9813	0.9794	0.9773	0.9749
	55	0.9944	0.9939	0.9935	0.9929	0.9923	0.9916	0.9907	0.9900	0.9890	0.9880	0.9867	0.9854	0.9839	0.9823	0.9805	0.9784	0.9762

116

APPENDICES

Sub appendix A. 3

Table B

100% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
56	0.9947	0.9943	0.9938	0.9932	0.9927	0.9920	0.9912	0.9905	0.9895	0.9886	0.9875	0.9861	0.9847	0.9833	0.9815	0.9796	0.9774
57	0.9950	0.9946	0.9941	0.9936	0.9931	0.9925	0.9918	0.9910	0.9901	0.9892	0.9881	0.9869	0.9856	0.9842	0.9825	0.9807	0.9787
58	0.9953	0.9949	0.9944	0.9940	0.9935	0.9929	0.9922	0.9915	0.9907	0.9898	0.9888	0.9876	0.9864	0.9851	0.9835	0.9817	0.9798
59	0.9955	0.9952	0.9947	0.9943	0.9939	0.9933	0.9927	0.9920	0.9912	0.9904	0.9894	0.9884	0.9872	0.9859	0.9845	0.9828	0.9810
60	0.9958	0.9954	0.9950	0.9946	0.9943	0.9937	0.9931	0.9925	0.9917	0.9909	0.9901	0.9891	0.9880	0.9867	0.9854	0.9838	0.9821
61	0.9960	0.9957	0.9953	0.9949	0.9946	0.9941	0.9935	0.9929	0.9922	0.9915	0.9907	0.9897	0.9886	0.9875	0.9863	0.9848	0.9832
62	0.9962	0.9959	0.9956	0.9952	0.9949	0.9945	0.9939	0.9934	0.9927	0.9921	0.9913	0.9903	0.9894	0.9883	0.9871	0.9857	0.9842
63	0.9964	0.9962	0.9959	0.9955	0.9952	0.9948	0.9943	0.9938	0.9931	0.9926	0.9918	0.9909	0.9901	0.9891	0.9879	0.9867	0.9852
64	0.9967	0.9964	0.9961	0.9958	0.9955	0.9951	0.9947	0.9942	0.9936	0.9930	0.9923	0.9916	0.9907	0.9898	0.9887	0.9875	0.9861
65	0.9969	0.9967	0.9964	0.9961	0.9958	0.9954	0.9950	0.9946	0.9940	0.9935	0.9929	0.9922	0.9914	0.9905	0.9895	0.9883	0.9870
66	0.9971	0.9969	0.9967	0.9963	0.9961	0.9958	0.9953	0.9950	0.9944	0.9939	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892	0.9880
67	0.9973	0.9971	0.9969	0.9966	0.9964	0.9960	0.9956	0.9953	0.9948	0.9944	0.9938	0.9932	0.9925	0.9918	0.9909	0.9899	0.9888
68	0.9975	0.9973	0.9971	0.9968	0.9966	0.9963	0.9959	0.9956	0.9952	0.9948	0.9943	0.9937	0.9930	0.9924	0.9916	0.9906	0.9896
69	0.9976	0.9975	0.9972	0.9970	0.9969	0.9966	0.9962	0.9960	0.9955	0.9952	0.9947	0.9941	0.9936	0.9929	0.9922	0.9913	0.9903
70	0.9978	0.9976	0.9975	0.9972	0.9971	0.9969	0.9965	0.9963	0.9958	0.9955	0.9951	0.9946	0.9940	0.9935	0.9927	0.9920	0.9910
71	0.9979	0.9978	0.9976	0.9975	0.9973	0.9971	0.9968	0.9965	0.9962	0.9959	0.9955	0.9950	0.9945	0.9940	0.9934	0.9926	0.9917
72	0.9981	0.9980	0.9978	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9962	0.9958	0.9954	0.9949	0.9945	0.9939	0.9932	0.9924
73	0.9982	0.9981	0.9980	0.9978	0.9978	0.9975	0.9973	0.9971	0.9967	0.9965	0.9962	0.9958	0.9954	0.9949	0.9944	0.9937	0.9931
74	0.9984	0.9983	0.9981	0.9980	0.9979	0.9977	0.9975	0.9974	0.9970	0.9968	0.9965	0.9961	0.9958	0.9953	0.9948	0.9942	0.9936
75	0.9985	0.9984	0.9983	0.9981	0.9981	0.9979	0.9977	0.9976	0.9973	0.9971	0.9968	0.9965	0.9961	0.9958	0.9953	0.9947	0.9941
76	0.9986	0.9985	0.9984	0.9983	0.9983	0.9981	0.9979	0.9977	0.9975	0.9973	0.9971	0.9968	0.9965	0.9961	0.9957	0.9952	0.9946
77	0.9987	0.9987	0.9986	0.9984	0.9984	0.9983	0.9980	0.9980	0.9977	0.9976	0.9973	0.9970	0.9968	0.9965	0.9960	0.9956	0.9951
78	0.9988	0.9987	0.9987	0.9986	0.9985	0.9984	0.9983	0.9981	0.9979	0.9978	0.9976	0.9973	0.9971	0.9968	0.9964	0.9960	0.9955
79	0.9990	0.9989	0.9988	0.9987	0.9987	0.9986	0.9984	0.9983	0.9981	0.9980	0.9978	0.9975	0.9973	0.9971	0.9967	0.9963	0.9959
80	0.9990	0.9990	0.9989	0.9988	0.9988	0.9987	0.9985	0.9985	0.9983	0.9982	0.9980	0.9978	0.9975	0.9974	0.9971	0.9967	0.9963
81	0.9991	0.9990	0.9990	0.9989	0.9989	0.9988	0.9986	0.9986	0.9984	0.9983	0.9982	0.9980	0.9978	0.9976	0.9974	0.9970	0.9966
82	0.9992	0.9991	0.9991	0.9990	0.9990	0.9989	0.9988	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9973	0.9969
83	0.9993	0.9992	0.9992	0.9991	0.9991	0.9990	0.9989	0.9989	0.9987	0.9986	0.9985	0.9983	0.9982	0.9980	0.9978	0.9976	0.9973
84	0.9993	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9988	0.9986	0.9985	0.9984	0.9982	0.9981	0.9978	0.9975
85	0.9994	0.9993	0.9993	0.9993	0.9993	0.9992	0.9991	0.9991	0.9989	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980	0.9978

117

APPENDICES

Sub appendix A. 3

Table B

100% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
25	0.9314	0.9261	0.9205	0.9145	0.9083	0.9017	0.8947	0.8874	0.8797	0.8717	0.8632	0.8543	0.8449	0.8351	0.8247	0.8138	0.8024
26	0.9324	0.9271	0.9216	0.9156	0.9094	0.9029	0.8959	0.8886	0.8810	0.8729	0.8645	0.8557	0.8462	0.8364	0.8260	0.8151	0.8037
27	0.9335	0.9283	0.9227	0.9168	0.9106	0.9041	0.8972	0.8899	0.8823	0.8743	0.8659	0.8570	0.8476	0.8378	0.8274	0.8165	0.8051
28	0.9347	0.9295	0.9240	0.9181	0.9119	0.9054	0.8985	0.8912	0.8836	0.8756	0.8673	0.8584	0.8490	0.8392	0.8288	0.8180	0.8065
29	0.9359	0.9307	0.9252	0.9194	0.9133	0.9068	0.8999	0.8927	0.8851	0.8771	0.8688	0.8599	0.8506	0.8408	0.8304	0.8195	0.8081
30	0.9370	0.9320	0.9265	0.9207	0.9146	0.9082	0.9014	0.8942	0.8866	0.8786	0.8703	0.8615	0.8521	0.8424	0.8320	0.8212	0.8097
31	0.9383	0.9333	0.9279	0.9221	0.9160	0.9097	0.9028	0.8957	0.8882	0.8803	0.8719	0.8632	0.8539	0.8441	0.8337	0.8230	0.8115
32	0.9396	0.9346	0.9293	0.9236	0.9175	0.9112	0.9044	0.8974	0.8898	0.8820	0.8737	0.8649	0.8556	0.8459	0.8356	0.8247	0.9133
33	0.9409	0.9360	0.9307	0.9250	0.9191	0.9128	0.9061	0.8990	0.8916	0.8837	0.8755	0.8668	0.8574	0.8478	0.8374	0.8267	0.8153
34	0.9423	0.9374	0.9322	0.9266	0.9207	0.9144	0.9078	0.9008	0.8934	0.8856	0.8774	0.8686	0.8594	0.8498	0.8395	0.8287	0.8173
35	0.9438	0.9389	0.9337	0.9282	0.9224	0.9161	0.9095	0.9026	0.8953	0.8875	0.8793	0.8707	0.8615	0.8518	0.8416	0.8309	.08195
36	0.9452	0.9404	0.9353	0.9298	0.9241	0.9179	0.9114	0.9045	0.8972	0.8895	0.8813	0.8728	0.8636	0.8540	0.8438	0.8331	0.8217
37	0.9466	0.9419	0.9369	0.9315	0.9258	0.9197	0.9132	0.9064	0.8992	0.8916	0.8835	0.8750	0.8658	0.8563	0.8461	0.8354	0.8241
38	0.9481	0.9435	0.9385	0.9332	0.9276	0.9216	0.9152	0.9084	0.9013	0.8937	0.8857	0.8772	0.8681	0.8586	0.8485	0.8379	0.8266
39	0.9496	0.9451	0.9402	0.9350	0.9294	0.9235	0.9172	0.9106	0.9035	0.8959	0.8880	0.8796	0.8706	0.8611	0.8511	0.8404	0.8292
39	0.9496	0.9451	0.9402	0.9350	0.9294	0.9235	0.9172	0.9106	0.9035	0.8959	0.8880	0.8796	0.8706	0.8611	0.8511	0.8404	0.8292
40	0.9511	0.9467	0.9419	0.9367	0.9313	0.9255	0.9193	0.9127	0.9057	0.8982	0.8904	0.8820	0.8731	0.8637	0.8537	0.8431	0.8319
41	0.9527	0.9483	0.9437	0.9386	0.9333	0.9275	0.9214	0.9148	0.9079	0.9006	0.8929	0.8846	0.8757	0.8664	0.8564	0.8460	0.8348
42	0.9542	0.9500	0.9454	0.9404	0.9352	0.9296	0.9235	0.9171	0.9103	0.9030	0.8954	0.8872	0.8784	0.8692	0.8593	0.8489	0.8378
43	0.9558	0.9516	0.9472	0.9423	0.9372	0.9316	0.9257	0.9195	0.9127	0.9055	0.8980	0.8899	0.8812	0.8721	0.8622	0.8520	0.8409
44	0.9574	0.9533	0.9490	0.9442	0.9392	0.9338	0.9280	0.9218	0.9152	0.9081	0.9007	0.8927	0.8841	0.8751	0.8653	0.8551	0.8442
45	0.9589	0.9550	0.9508	0.9461	0.9412	0.9359	0.9302	0.9241	0.9177	0.9108	0.9034	0.8956	0.8871	0.8781	0.8685	0.8583	0.8475
46	0.9605	0.9566	0.9526	0.9480	0.9433	0.9381	0.9325	0.9266	0.9202	0.9135	0.9062	0.8985	0.8901	0.8813	0.8718	0.8617	0.8509
47	0.9621	0.9583	0.9543	0.9499	0.9453	0.9402	0.9348	0.9290	0.9228	0.9162	0.9090	0.9014	0.8932	0.8845	0.8751	0.8652	0.8546
48	0.9636	0.9600	0.9561	0.9518	0.9473	0.9424	0.9372	0.9315	0.9254	0.9189	0.9120	0.9045	0.8964	0.8878	0.8786	0.8688	0.8582
49	0.9651	0.9617	0.9579	0.9537	0.9494	0.9446	0.9395	0.9340	0.9280	0.9217	0.9149	0.9076	0.8996	0.8912	0.8821	0.8724	0.8620
50	0.9666	0.9633	0.9597	0.9556	0.9514	0.9468	0.9418	0.9364	0.9307	0.9245	0.9178	0.9107	0.9029	0.8947	0.8857	0.8762	0.8660
51	0.9681	0.9649	0.9614	0.9576	0.9535	0.9490	0.9441	0.9389	0.9333	0.9273	0.9209	0.9138	0.9063	0.8982	0.8893	0.8800	0.8699
52	0.9696	0.9665	0.9631	0.9594	0.9555	0.9511	0.9465	0.9414	0.9360	0.9302	0.9238	0.9170	0.9097	0.9017	0.8931	0.8839	0.8740
53	0.9710	0.9680	0.9648	0.9613	0.9575	0.9533	0.9487	0.9439	0.9386	0.9330	0.9269	0.9202	0.9130	0.9053	0.8969	0.8879	0.8782
54	0.9724	0.9696	0.9665	0.9631	0.9594	0.9554	0.9511	0.9464	0.9413	0.9358	0.9300	0.9235	0.9164	0.9090	0.9008	0.8920	0.8824
55	0.9738	0.9711	0.9681	0.9648	0.9614	0.9575	0.9533	0.9489	0.9440	0.9387	0.9329	0.9267	0.9199	0.9126	0.9046	0.8960	0.8867

118

APPENDICES

Sub appendix A. 3

Table B

100% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
56	0.9752	0.9725	0.9697	0.9666	0.9632	0.9596	0.9556	0.9513	0.9465	0.9414	0.9360	0.9300	0.9234	0.9163	0.9086	0.9001	0.8911
57	0.9765	0.9740	0.9713	0.9683	0.9651	0.9616	0.9578	0.9537	0.9492	0.9442	0.9390	0.9332	0.9268	0.9200	0.9124	0.9044	0.8955
58	0.9777	0.9754	0.9729	0.9700	0.9670	0.9637	0.9599	0.9560	0.9517	0.9470	0.9419	0.9364	0.9302	0.9237	0.9164	0.9086	0.9000
59	0.9790	0.9768	0.9743	0.9717	0.9688	0.9656	0.9621	0.9583	0.9543	0.9498	0.9449	0.9396	0.9337	0.9273	0.9203	0.9128	0.9044
60	0.9802	0.9781	0.9759	0.9733	0.9705	0.9675	0.9642	0.9606	0.9567	0.9525	0.9478	0.9427	0.9371	0.9310	0.9242	0.9170	0.9089
61	0.9814	0.9794	0.9772	0.9748	0.9722	0.9694	0.9662	0.9628	0.9591	0.9551	0.9507	0.9458	0.9404	0.9346	0.9281	0.9211	0.9134
62	0.9825	0.9807	0.9786	0.9763	0.9739	0.9712	0.9682	0.9650	0.9615	0.9576	0.9535	0.9489	0.9437	0.9382	0.9320	0.9252	0.9178
63	0.9837	0.9819	0.9799	0.9778	0.9755	0.9729	0.9702	0.9671	0.9638	0.9601	0.9562	0.9518	0.9470	0.9417	0.9358	0.9294	0.9222
64	0.9847	0.9830	0.9812	0.9792	0.9771	0.9746	0.9720	0.9691	0.9660	0.9626	0.9589	0.9547	0.9501	0.9451	0.9395	0.9334	0.9265
65	0.9857	0.9842	0.9825	0.9806	0.9786	0.9763	0.9738	0.9711	0.9681	0.9649	0.9615	0.9576	0.9532	0.9484	0.9431	0.9373	0.9308
66	0.9867	0.9853	0.9836	0.9818	0.9800	0.9778	0.9755	0.9730	0.9703	0.9672	0.9639	0.9603	0.9562	0.9517	0.9467	0.9411	0.9350
67	0.9876	0.9863	0.9848	0.9830	0.9814	0.9793	0.9772	0.9749	0.9723	0.9694	0.9663	0.9629	0.9590	0.9548	0.9501	0.9448	0.9390
68	0.9885	0.9872	0.9859	0.9843	0.9826	0.9808	0.9788	0.9766	0.9742	0.9715	0.9687	0.9654	0.9618	0.9578	0.9534	0.9485	0.9430
69	0.9894	0.9881	0.9869	0.9854	0.9839	0.9822	0.9803	0.9783	0.9760	0.9735	0.9708	0.9678	0.9645	0.9608	0.9566	0.9520	0.9468
70	0.9901	0.9891	0.9878	0.9865	0.9850	0.9835	0.9817	0.9798	0.9778	0.9755	0.9729	0.9702	0.9670	0.9636	0.9596	0.9554	0.9505
71	0.9909	0.9899	0.9888	0.9875	0.9862	0.9847	0.9831	0.9813	0.9794	0.9773	0.9750	0.9724	0.9695	0.9663	0.9626	0.9586	0.9541
72	0.9916	0.9907	0.9896	0.9884	0.9873	0.9859	0.9843	0.9828	0.9810	0.9790	0.9769	0.9745	0.9718	0.9689	0.9654	0.9617	0.9574
73	0.9923	0.9914	0.9905	0.9894	0.9883	0.9870	0.9856	0.9841	0.9824	0.9806	0.9787	0.9765	0.9739	0.9713	0.9680	0.9647	0.9607
74	0.9929	0.9921	0.9913	0.9902	0.9892	0.9880	0.9867	0.9853	0.9838	0.9822	0.9804	0.9783	0.9760	0.9735	0.9706	0.9675	0.9637
75	0.9936	0.9928	0.9920	0.9911	0.9901	0.9890	0.9879	0.9865	0.9852	0.9837	0.9820	0.9802	0.9780	0.9757	0.9730	0.9700	0.9666
76	0.9941	0.9934	0.9927	0.9918	0.9909	0.9900	0.9888	0.9877	0.9864	0.9850	0.9835	0.9818	0.9798	0.9777	0.9752	0.9725	0.9694
77	0.9946	0.9940	0.9933	0.9925	0.9917	0.9908	0.9898	0.9887	0.9876	0.9863	0.9849	0.9833	0.9815	0.9796	0.9773	0.9748	0.9720
78	0.9951	0.9945	0.9939	0.9931	0.9924	0.9916	0.9907	0.9897	0.9886	0.9874	0.9862	0.9848	0.9831	0.9814	0.9793	0.9770	0.9744
79	0.9955	0.9950	0.9944	0.9938	0.9931	0.9924	0.9915	0.9906	0.9896	0.9885	0.9874	0.9861	0.9846	0.9830	0.9811	0.9791	0.9767
80	0.9959	0.9955	0.9949	0.9943	0.9937	0.9930	0.9922	0.9914	0.9905	0.9896	0.9885	0.9874	0.9859	0.9846	0.9828	0.9809	0.9787
81	0.9963	0.9959	0.9954	0.9948	0.9943	0.9937	0.9930	0.9922	0.9913	0.9905	0.9896	0.9885	0.9872	0.9859	0.9844	0.9827	0.9806
82	0.9967	0.9963	0.9959	0.9953	0.9948	0.9942	0.9936	0.9929	0.9922	0.9913	0.9905	0.9896	0.9884	0.9872	0.9858	0.9842	0.9824
83	0.9970	0.9966	0.9963	0.9957	0.9953	0.9948	0.9942	0.9936	0.9929	0.9922	0.9914	0.9906	0.9894	0.9884	0.9871	0.9857	0.9841
84	0.9973	0.9970	0.9966	0.9961	0.9958	0.9953	0.9947	0.9942	0.9936	0.9929	0.9922	0.9914	0.9905	0.9895	0.9883	0.9871	0.9855
85	0.9976	0.9972	0.9970	0.9965	0.9962	0.9958	0.9952	0.9947	0.9942	0.9936	0.9929	0.9923	0.9914	0.9905	0.9894	0.9883	0.9870

119

APPENDICES

Sub appendix A. 3

Table B

100% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
25	0.7903	0.7777	0.7644	0.7507	0.7363	0.7214	0.7061	0.6902	0.6740	0.6573	0.6402	0.6229	0.6052	0.5873	0.5691	0.5507	0.5323
26	0.7916	0.7789	0.7657	0.7520	0.7376	0.7227	0.7074	0.6915	0.6752	0.6584	0.6414	0.6240	0.6064	0.5884	0.5702	0.5518	0.5333
27	0.7930	0.7803	0.7671	0.7534	0.7390	0.7241	0.7087	0.6928	0.6765	0.6598	0.6427	0.6253	0.6076	0.5896	0.5714	0.5529	0.5344
28	0.7944	0.7818	0.7686	0.7548	0.7404	0.7255	0.7102	0.6942	0.6779	0.6611	0.6440	0.6266	0.6089	0.5909	0.5726	0.5541	0.5356
29	0.7960	0.7834	0.7701	0.7564	0.7420	0.7270	0.7116	0.6957	0.6794	0.6626	0.6454	0.6280	0.6103	0.5922	0.5739	0.5554	0.5368
30	0.7976	0.7851	0.7718	0.7580	0.7437	0.7287	0.7132	0.6973	0.6809	0.6641	0.6470	0.6295	0.6117	0.5936	0.5753	0.5567	0.5381
31	0.7994	0.7868	0.7736	0.7598	0.7454	0.7304	0.7150	0.6990	0.6826	0.6658	0.6486	0.6311	0.6133	0.5952	0.5768	0.5582	0.5396
32	0.8013	0.7887	0.7754	0.7616	0.7472	0.7322	0.7168	0.7008	0.6844	0.6675	0.6504	0.6328	0.6150	0.5968	0.5784	0.5598	0.5411
33	0.8032	0.7906	0.7774	0.7636	0.7492	0.7342	0.7187	0.7027	0.6863	0.6694	0.6522	0.6346	0.6168	0.5986	0.5801	0.5614	0.5427
34	0.8053	0.7926	0.7795	0.7657	0.7512	0.7362	0.7208	0.7047	0.6883	0.6714	0.6542	0.6365	0.6186	0.6004	0.5819	0.5632	0.5444
35	0.8074	0.7949	0.7816	0.7679	0.7534	0.7384	0.7229	0.7069	0.6904	0.6735	0.6562	0.6386	0.6207	0.6024	0.5839	0.5651	0.5463
36	0.8097	0.7972	0.7840	0.7701	0.7557	0.7407	0.7253	0.7092	0.6927	0.6757	0.6584	0.6408	0.6228	0.6045	0.5859	0.5670	0.5482
37	0.8121	0.7996	0.7863	0.7726	0.7582	0.7431	0.7277	0.7116	0.6951	0.6781	0.6608	0.6431	0.6250	0.6067	0.5881	0.5692	0.5503
38	0.8146	0.8021	0.7889	0.7752	0.7607	0.7458	0.7303	0.7142	0.6977	0.6806	0.6633	0.6455	0.6275	0.6091	0.5904	0.5715	0.5525
39	0.8173	0.8048	0.7917	0.7779	0.7635	0.7485	0.7330	0.7169	0.7003	0.6833	0.6659	0.6481	0.6301	0.6116	0.5929	0.5739	0.5549
40	0.8201	0.8076	0.7945	0.7808	0.7664	0.7514	0.7358	0.7198	0.7032	0.6861	0.6687	0.6509	0.6328	0.6143	0.5955	0.5765	0.5574
41	0.8230	0.8106	0.7975	0.7838	0.7694	0.7544	0.7389	0.7228	0.7062	0.6891	0.6717	0.6538	0.6357	0.6172	0.5983	0.5792	0.5601
42	0.8260	0.8137	0.8006	0.7869	0.7726	0.7576	0.7421	0.7259	0.7094	0.6923	0.6748	0.6570	0.6388	0.6202	0.6013	0.5821	0.5629
43	0.8292	0.8169	0.8039	0.7902	0.7759	0.7609	0.7455	0.7294	0.7128	0.6956	0.6781	0.6603	0.6420	0.6234	0.6044	0.5852	0.5660
44	0.8325	0.8203	0.8073	0.7937	0.7794	0.7645	0.7490	0.7329	0.7163	0.6992	0.6816	0.6637	0.6454	0.6267	0.6078	0.5885	0.5692
45	0.8359	0.8237	0.8108	0.7973	0.7830	0.7681	0.7527	0.7366	0.7200	0.7029	0.6853	0.6674	0.6491	0.6303	0.6113	0.5919	0.5726
46	0.8395	0.8274	0.8145	0.8011	0.7869	0.7720	0.7566	0.7405	0.7239	0.7068	0.6892	0.6713	0.6529	0.6341	0.6151	0.5956	0.5762
47	0.8432	0.8312	0.8184	0.8050	0.7908	0.7760	0.7606	0.7446	0.7280	0.7109	0.6933	0.6754	0.6569	0.6381	0.6190	0.5995	0.5799
48	0.8469	0.8351	0.8224	0.8091	0.7950	0.7803	0.7649	0.7489	0.7324	0.7152	0.6976	0.6796	0.6612	0.6423	0.6232	0.6036	0.5840
49	0.8509	0.8391	0.8265	0.8133	0.7993	0.7846	0.7693	0.7534	0.7369	0.7197	0.7022	0.6841	0.6657	0.6468	0.6275	0.6079	0.5882
50	0.8549	0.8433	0.8308	0.8177	0.8038	0.7892	0.7739	0.7580	0.7416	0.7244	0.7069	0.6889	0.6704	0.6515	0.6321	0.6125	0.5927
51	0.8591	0.8475	0.8352	0.8222	0.8084	0.7939	0.7787	0.7629	0.7465	0.7294	0.7118	0.6938	0.6754	0.6564	0.6370	0.6173	0.5975
52	0.8633	0.8519	0.8398	0.8269	0.8132	0.7988	0.7838	0.7680	0.7516	0.7346	0.7171	0.6990	0.6805	0.6616	0.6422	0.6224	0.6025
53	0.8677	0.8565	0.8444	0.8317	0.8182	0.8039	0.7890	0.7733	0.7570	0.7400	0.7225	0.7045	0.6860	0.6670	0.6476	0.6278	0.6078
54	0.8721	0.8611	0.8492	0.8367	0.8233	0.8092	0.7944	0.7788	0.7626	0.7457	0.7282	0.7103	0.6918	0.6728	0.6533	0.6334	0.6134
55	0.8766	0.8658	0.8542	0.8418	0.8286	0.8146	0.7999	0.7845	0.7684	0.7515	0.7342	0.7163	0.6978	0.6789	0.6594	0.6395	0.6194

120

APPENDICES

Sub appendix A. 3

Table B

100% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
56	0.8812	0.8706	0.8592	0.8470	0.8340	0.8202	0.8057	0.7904	0.7744	0.7577	0.7404	0.7226	0.7042	0.6852	0.6657	0.6457	0.6256
57	0.8859	0.8755	0.8643	0.8524	0.8396	0.8260	0.8117	0.7965	0.7807	0.7641	0.7469	0.7292	0.7108	0.6919	0.6724	0.6524	0.6322
58	0.8905	0.8804	0.8696	0.8578	0.8453	0.8319	0.8178	0.8028	0.7872	0.7708	0.7537	0.7360	0.7177	0.6988	0.6794	0.6594	0.6392
59	0.8953	0.8855	0.8748	0.8634	0.8510	0.8380	0.8241	0.8093	0.7938	0.7776	0.7607	0.7432	0.7250	0.7061	0.6867	0.6668	0.6466
60	0.9001	0.8905	0.8802	0.8690	0.8570	0.8441	0.8305	0.8160	0.8008	0.7847	0.7680	0.7505	0.7325	0.7138	0.6944	0.6745	0.6543
61	0.9048	0.8956	0.8855	0.8747	0.8629	0.8504	0.8371	0.8228	0.8078	0.7919	0.7754	0.7582	0.7403	0.7216	0.7024	0.6825	0.6624
62	0.9096	0.9007	0.8909	0.8804	0.8690	0.8567	0.8437	0.8297	0.8150	0.7994	0.7831	0.7661	0.7484	0.7299	0.7107	0.6910	0.6708
63	0.9143	0.9057	0.8963	0.8861	0.8750	0.8632	0.8504	0.8367	0.8224	0.8071	0.7910	0.7742	0.7567	0.7383	0.7194	0.6997	0.6796
64	0.9190	0.9108	0.9017	0.8918	0.8812	0.8696	0.8572	0.8439	0.8298	0.8148	0.7991	0.7825	0.7652	0.7471	0.7283	0.7087	0.6888
65	0.9236	0.9157	0.9070	0.8975	0.8872	0.8760	0.8640	0.8511	0.8374	0.8227	0.8073	0.7911	0.7740	0.7561	0.7375	0.7181	0.6983
66	0.9281	0.9206	0.9122	0.9032	0.8932	0.8824	0.8708	0.8583	0.8449	0.8307	0.8155	0.7997	0.7829	0.7653	0.7470	0.7277	0.7081
67	0.9325	0.9254	0.9174	0.9087	0.8992	0.8888	0.8776	0.8655	0.8525	0.8386	0.8239	0.8084	0.7920	0.7747	0.7566	0.7376	0.7182
68	0.9368	0.9300	0.9224	0.9142	0.9051	0.8951	0.8843	0.8727	0.8601	0.8466	0.8324	0.8172	0.8012	0.7842	0.7664	0.7478	0.7285
69	0.9409	0.9346	0.9274	0.9195	0.9108	0.9013	0.8910	0.8797	0.8677	0.8546	0.8408	0.8260	0.8104	0.7938	0.7764	0.7580	0.7390
70	0.9450	0.9389	0.9322	0.9247	0.9164	0.9073	0.8976	0.8867	0.8751	0.8625	0.8491	0.8349	0.8197	0.8036	0.7865	0.7684	0.7498
71	0.9489	0.9432	0.9368	0.9298	0.9220	0.9133	0.9039	0.8936	0.8825	0.8704	0.8575	0.8437	0.8290	0.8132	0.7966	0.7790	0.7607
72	0.9526	0.9473	0.9413	0.9347	0.9272	0.9191	0.9102	0.9004	0.8897	0.8782	0.8658	0.8525	0.8382	0.8231	0.8069	0.7896	0.7717
73	0.9562	0.9512	0.9456	0.9394	0.9324	0.9247	0.9162	0.9069	0.8969	0.8858	0.8739	0.8612	0.8474	0.8328	0.8170	0.8003	0.7829
74	0.9595	0.9549	0.9497	0.9439	0.9374	0.9301	0.9222	0.9133	0.9037	0.8932	0.8819	0.8697	0.8565	0.8423	0.8271	0.8110	0.7940
75	0.9628	0.9585	0.9536	0.9482	0.9421	0.9352	0.9278	0.9195	0.9104	0.9004	0.8897	0.8780	0.8654	0.8519	0.8373	0.8216	0.8051
76	0.9658	0.9618	0.9573	0.9523	0.9466	0.9402	0.9332	0.9254	0.9169	0.9074	0.8973	0.8862	0.8742	0.8611	0.8471	0.8320	0.8161
77	0.9687	0.9650	0.9608	0.9561	0.9508	0.9450	0.9384	0.9311	0.9230	0.9142	0.9045	0.8940	0.8826	0.8702	0.8568	0.8423	0.8269
78	0.9713	0.9680	0.9641	0.9598	0.9548	0.9494	0.9433	0.9364	0.9290	0.9206	0.9115	0.9016	0.8908	0.8790	0.8662	0.8523	0.8376
79	0.9738	0.9708	0.9672	0.9632	0.9586	0.9536	0.9479	0.9415	0.9345	0.9267	0.9182	0.9088	0.8986	0.8875	0.8753	0.8620	0.8480
80	0.9761	0.9733	0.9700	0.9664	0.9622	0.9575	0.9522	0.9463	0.9398	0.9325	0.9246	0.9158	0.9062	0.8956	0.8841	0.8715	0.8580
81	0.9783	0.9757	0.9728	0.9694	0.9655	0.9612	0.9563	0.9509	0.9448	0.9380	0.9306	0.9223	0.9133	0.9034	0.8925	0.8806	0.8678
82	0.9803	0.9779	0.9752	0.9722	0.9686	0.9646	0.9602	0.9551	0.9494	0.9432	0.9362	0.9286	0.9201	0.9108	0.9006	0.8893	0.8771
83	0.9821	0.9800	0.9775	0.9747	0.9715	0.9678	0.9637	0.9590	0.9538	0.9480	0.9416	0.9345	0.9266	0.9179	0.9083	0.8976	0.8863
84	0.9839	0.9819	0.9796	0.9770	0.9741	0.9708	0.9670	0.9627	0.9579	0.9526	0.9466	0.9401	0.9327	0.9246	0.9157	0.9056	0.8949
85	0.9854	0.9836	0.9815	0.9792	0.9766	0.9735	0.9701	0.9662	0.9618	0.9568	0.9514	0.9453	0.9385	0.9309	0.9226	0.9133	0.9032

121

APPENDICES

TABLE C

Sub appendix A. 3

Table C

100% Joint and Survivor With Pop-Up

CEI Participants

Age of Pensioner

	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
25	0.9818	0.9803	0.9787	0.9768	0.9750	0.9728	0.9705	0.9681	0.9654	0.9626	0.9595	0.9562	0.9526	0.9488	0.9447	0.9403	0.9356
26	0.9823	0.9808	0.9792	0.9774	0.9756	0.9735	0.9711	0.9688	0.9661	0.9633	0.9603	0.9570	0.9535	0.9497	0.9456	0.9413	0.9366
27	0.9828	0.9813	0.9797	0.9780	0.9761	0.9741	0.9718	0.9695	0.9668	0.9641	0.9611	0.9578	0.9543	0.9506	0.9466	0.9423	0.9376
28	0.9832	0.9818	0.9802	0.9785	0.9767	0.9747	0.9725	0.9702	0.9676	0.9649	0.9619	0.9586	0.9552	0.9515	0.9475	0.9432	0.9386
29	0.9837	0.9823	0.9807	0.9790	0.9773	0.9753	0.9732	0.9709	0.9683	0.9657	0.9628	0.9596	0.9562	0.9525	0.9486	0.9443	0.9397
30	0.9841	0.9828	0.9812	0.9796	0.9779	0.9760	0.9738	0.9716	0.9691	0.9665	0.9636	0.9605	0.9571	0.9535	0.9496	0.9454	0.9408
31	0.9846	0.9832	0.9818	0.9802	0.9786	0.9766	0.9746	0.9723	0.9699	0.9673	0.9645	0.9613	0.9581	0.9545	0.9506	0.9464	0.9420
32	0.9851	0.9837	0.9823	0.9808	0.9791	0.9773	0.9752	0.9731	0.9707	0.9681	0.9653	0.9623	0.9591	0.9555	0.9517	0.9476	0.9431
33	0.9855	0.9842	0.9828	0.9813	0.9797	0.9779	0.9759	0.9738	0.9715	0.9690	0.9662	0.9633	0.9600	0.9565	0.9528	0.9488	0.9443
34	0.9859	0.9847	0.9833	0.9818	0.9804	0.9786	0.9766	0.9746	0.9722	0.9698	0.9671	0.9642	0.9610	0.9576	0.9539	0.9499	0.9456
35	0.9864	0.9852	0.9838	0.9824	0.9809	0.9792	0.9773	0.9753	0.9730	0.9706	0.9680	0.9651	0.9620	0.9587	0.9551	0.9511	0.9469
36	0.9868	0.9856	0.9843	0.9829	0.9815	0.9799	0.9779	0.9761	0.9738	0.9715	0.9689	0.9661	0.9630	0.9598	0.9562	0.9523	0.9481
37	0.9872	0.9861	0.9848	0.9835	0.9821	0.9805	0.9787	0.9768	0.9746	0.9724	0.9698	0.9670	0.9641	0.9609	0.9573	0.9536	0.9494
38	0.9876	0.9865	0.9854	0.9840	0.9827	0.9811	0.9793	0.9775	0.9753	0.9732	0.9707	0.9681	0.9651	0.9619	0.9585	0.9548	0.9507
39	0.9880	0.9870	0.9858	0.9845	0.9833	0.9817	0.9800	0.9782	0.9761	0.9740	0.9716	0.9690	0.9661	0.9631	0.9597	0.9560	0.9520
40	0.9884	0.9874	0.9863	0.9850	0.9838	0.9823	0.9806	0.9789	0.9769	0.9748	0.9725	0.9699	0.9672	0.9642	0.9608	0.9573	0.9533
41	0.9887	0.9879	0.9867	0.9855	0.9843	0.9829	0.9813	0.9796	0.9777	0.9757	0.9734	0.9709	0.9682	0.9653	0.9621	0.9585	0.9547
42	0.9892	0.9882	0.9872	0.9860	0.9849	0.9835	0.9819	0.9803	0.9785	0.9765	0.9743	0.9719	0.9692	0.9663	0.9632	0.9598	0.9560
43	0.9895	0.9887	0.9877	0.9866	0.9854	0.9841	0.9826	0.9810	0.9792	0.9773	0.9752	0.9728	0.9702	0.9674	0.9644	0.9610	0.9573
44	0.9899	0.9890	0.9881	0.9870	0.9859	0.9847	0.9832	0.9817	0.9799	0.9781	0.9760	0.9737	0.9713	0.9685	0.9655	0.9623	0.9587
45	0.9903	0.9895	0.9885	0.9875	0.9865	0.9852	0.9837	0.9823	0.9806	0.9789	0.9768	0.9746	0.9722	0.9696	0.9667	0.9635	0.9600
46	0.9906	0.9898	0.9889	0.9879	0.9869	0.9858	0.9844	0.9830	0.9813	0.9796	0.9777	0.9755	0.9732	0.9707	0.9679	0.9648	0.9614
47	0.9909	0.9902	0.9893	0.9884	0.9874	0.9863	0.9849	0.9836	0.9820	0.9804	0.9785	0.9764	0.9742	0.9717	0.9690	0.9659	0.9627
48	0.9912	0.9906	0.9897	0.9888	0.9878	0.9868	0.9855	0.9842	0.9827	0.9811	0.9793	0.9773	0.9751	0.9727	0.9701	0.9672	0.9640
49	0.9916	0.9908	0.9901	0.9892	0.9884	0.9873	0.9861	0.9848	0.9834	0.9818	0.9801	0.9782	0.9761	0.9738	0.9712	0.9684	0.9653
50	0.9919	0.9912	0.9905	0.9896	0.9888	0.9877	0.9866	0.9854	0.9840	0.9826	0.9809	0.9790	0.9770	0.9747	0.9722	0.9695	0.9665
51	0.9922	0.9916	0.9908	0.9900	0.9892	0.9883	0.9871	0.9860	0.9846	0.9832	0.9816	0.9798	0.9778	0.9758	0.9734	0.9707	0.9677
52	0.9925	0.9919	0.9912	0.9904	0.9896	0.9887	0.9876	0.9866	0.9852	0.9839	0.9824	0.9806	0.9787	0.9766	0.9744	0.9718	0.9690
53	0.9928	0.9922	0.9916	0.9908	0.9900	0.9891	0.9881	0.9871	0.9858	0.9846	0.9830	0.9814	0.9795	0.9776	0.9754	0.9729	0.9702
54	0.9931	0.9925	0.9919	0.9912	0.9904	0.9896	0.9886	0.9876	0.9864	0.9851	0.9838	0.9821	0.9804	0.9785	0.9764	0.9740	0.9714
55	0.9933	0.9927	0.9921	0.9915	0.9909	0.9900	0.9890	0.9881	0.9870	0.9858	0.9844	0.9829	0.9812	0.9794	0.9773	0.9751	0.9726

122

APPENDICES

Sub appendix A. 3

Table C

100% Joint and Survivor With Pop-Up

CEI Participants

Age of Pensioner

	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
56	0.9936	0.9930	0.9925	0.9918	0.9912	0.9905	0.9895	0.9886	0.9875	0.9864	0.9851	0.9836	0.9820	0.9803	0.9783	0.9761	0.9737
57	0.9938	0.9933	0.9928	0.9922	0.9916	0.9908	0.9900	0.9891	0.9880	0.9870	0.9857	0.9843	0.9827	0.9811	0.9792	0.9771	0.9748
58	0.9941	0.9936	0.9931	0.9925	0.9920	0.9912	0.9904	0.9896	0.9885	0.9875	0.9864	0.9850	0.9835	0.9819	0.9801	0.9781	0.9758
59	0.9943	0.9939	0.9934	0.9928	0.9923	0.9916	0.9908	0.9900	0.9890	0.9881	0.9869	0.9856	0.9842	0.9827	0.9810	0.9790	0.9769
60	0.9945	0.9941	0.9937	0.9932	0.9926	0.9919	0.9912	0.9905	0.9895	0.9886	0.9875	0.9863	0.9850	0.9835	0.9818	0.9799	0.9779
61	0.9947	0.9944	0.9939	0.9935	0.9929	0.9923	0.9916	0.9909	0.9900	0.9892	0.9881	0.9869	0.9856	0.9842	0.9827	0.9808	0.9788
62	0.9950	0.9946	0.9942	0.9937	0.9932	0.9927	0.9920	0.9913	0.9905	0.9896	0.9886	0.9875	0.9862	0.9849	0.9834	0.9817	0.9798
63	0.9952	0.9948	0.9944	0.9940	0.9935	0.9930	0.9924	0.9917	0.9909	0.9901	0.9891	0.9881	0.9869	0.9857	0.9842	0.9826	0.9807
64	0.9954	0.9950	0.9947	0.9943	0.9938	0.9933	0.9927	0.9920	0.9913	0.9906	0.9896	0.9886	0.9875	0.9863	0.9849	0.9834	0.9816
65	0.9956	0.9953	0.9949	0.9945	0.9941	0.9936	0.9930	0.9924	0.9917	0.9910	0.9902	0.9891	0.9881	0.9869	0.9857	0.9842	0.9825
66	0.9958	0.9955	0.9952	0.9947	0.9944	0.9939	0.9933	0.9928	0.9921	0.9915	0.9906	0.9897	0.9886	0.9876	0.9863	0.9849	0.9833
67	0.9959	0.9957	0.9954	0.9950	0.9946	0.9942	0.9936	0.9932	0.9925	0.9918	0.9911	0.9902	0.9892	0.9882	0.9870	0.9857	0.9841
68	0.9961	0.9958	0.9955	0.9952	0.9949	0.9945	0.9939	0.9935	0.9928	0.9923	0.9915	0.9906	0.9898	0.9887	0.9876	0.9864	0.9849
69	0.9963	0.9961	0.9958	0.9955	0.9951	0.9948	0.9942	0.9938	0.9932	0.9927	0.9920	0.9912	0.9903	0.9894	0.9882	0.9870	0.9857
70	0.9964	0.9962	0.9960	0.9957	0.9954	0.9950	0.9945	0.9941	0.9935	0.9930	0.9923	0.9916	0.9908	0.9899	0.9888	0.9876	0.9864
71	0.9967	0.9964	0.9961	0.9958	0.9956	0.9952	0.9948	0.9944	0.9938	0.9933	0.9927	0.9920	0.9912	0.9904	0.9894	0.9883	0.9870
72	0.9968	0.9966	0.9964	0.9960	0.9958	0.9955	0.9950	0.9947	0.9942	0.9937	0.9931	0.9925	0.9917	0.9909	0.9900	0.9889	0.9877
73	0.9970	0.9967	0.9965	0.9962	0.9960	0.9957	0.9953	0.9950	0.9944	0.9940	0.9935	0.9928	0.9921	0.9914	0.9905	0.9895	0.9883
74	0.9970	0.9969	0.9967	0.9964	0.9962	0.9959	0.9955	0.9952	0.9947	0.9943	0.9938	0.9932	0.9925	0.9919	0.9910	0.9900	0.9890
75	0.9972	0.9970	0.9968	0.9966	0.9964	0.9961	0.9957	0.9955	0.9950	0.9946	0.9941	0.9936	0.9930	0.9922	0.9914	0.9906	0.9896
76	0.9973	0.9972	0.9969	0.9967	0.9966	0.9963	0.9959	0.9957	0.9952	0.9949	0.9944	0.9939	0.9933	0.9927	0.9920	0.9911	0.9901
77	0.9975	0.9973	0.9971	0.9969	0.9968	0.9965	0.9962	0.9959	0.9955	0.9952	0.9948	0.9942	0.9936	0.9931	0.9924	0.9916	0.9907
78	0.9976	0.9974	0.9972	0.9971	0.9969	0.9967	0.9964	0.9962	0.9958	0.9955	0.9951	0.9946	0.9940	0.9935	0.9928	0.9920	0.9911
79	0.9977	0.9975	0.9974	0.9972	0.9971	0.9969	0.9965	0.9963	0.9960	0.9957	0.9953	0.9948	0.9943	0.9938	0.9932	0.9925	0.9917
80	0.9978	0.9977	0.9975	0.9973	0.9972	0.9970	0.9968	0.9965	0.9962	0.9959	0.9956	0.9951	0.9946	0.9942	0.9936	0.9929	0.9921
81	0.9979	0.9978	0.9976	0.9975	0.9974	0.9971	0.9969	0.9967	0.9964	0.9961	0.9958	0.9954	0.9949	0.9945	0.9940	0.9933	0.9925
82	0.9980	0.9979	0.9978	0.9976	0.9975	0.9973	0.9971	0.9969	0.9966	0.9964	0.9960	0.9956	0.9952	0.9948	0.9943	0.9937	0.9930
83	0.9981	0.9980	0.9978	0.9978	0.9976	0.9974	0.9972	0.9971	0.9967	0.9966	0.9963	0.9959	0.9955	0.9951	0.9947	0.9940	0.9934
84	0.9982	0.9981	0.9980	0.9978	0.9978	0.9976	0.9974	0.9972	0.9970	0.9967	0.9965	0.9961	0.9958	0.9954	0.9950	0.9944	0.9938
85	0.9983	0.9982	0.9981	0.9980	0.9979	0.9977	0.9975	0.9974	0.9971	0.9970	0.9966	0.9963	0.9960	0.9957	0.9953	0.9947	0.9941

123

APPENDICES

Sub appendix A. 3

Table C

100% Joint and Survivor With Pop-Up

CEI Participants

Age of Pensioner

	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
25	0.9307	0.9254	0.9198	0.9138	0.9075	0.9009	0.8938	0.8866	0.8789	0.8708	0.8623	0.8534	0.8440	0.8342	0.8238	0.8129	0.8014
26	0.9317	0.9264	0.9208	0.9148	0.9086	0.9020	0.8950	0.8877	0.8800	0.8720	0.8636	0.8546	0.8452	0.8354	0.8250	0.8141	0.8027
27	0.9327	0.9275	0.9219	0.9159	0.9097	0.9031	0.8962	0.8889	0.8813	0.8732	0.8648	0.8560	0.8465	0.8367	0.8263	0.8155	0.8040
28	0.9338	0.9286	0.9230	0.9171	0.9110	0.9044	0.8975	0.8902	0.8826	0.8745	0.8662	0.8573	0.8479	0.8381	0.8277	0.8168	0.8053
29	0.9349	0.9298	0.9242	0.9184	0.9122	0.9057	0.8987	0.8916	0.8840	0.8760	0.8675	0.8587	0.8493	0.8396	0.8292	0.8183	0.8068
30	0.9361	0.9309	0.9255	0.9196	0.9135	0.9070	0.9001	0.8930	0.8853	0.8774	0.8690	0.8602	0.8508	0.8411	0.8307	0.8198	0.8084
31	0.9372	0.9322	0.9267	0.9209	0.9149	0.9084	0.9016	0.8944	0.8869	0.8789	0.8706	0.8618	0.8524	0.8426	0.8323	0.8215	0.8100
32	0.9385	0.9334	0.9280	0.9222	0.9162	0.9099	0.9030	0.8959	0.8884	0.8805	0.8722	0.8634	0.8540	0.8443	0.8340	0.8231	0.8117
33	0.9398	0.9347	0.9294	0.9237	0.9177	0.9114	0.9046	0.8975	0.8900	0.8821	0.8738	0.8651	0.8558	0.8461	0.8357	0.8249	0.8135
34	0.9410	0.9361	0.9308	0.9251	0.9192	0.9129	0.9061	0.8991	0.8917	0.8838	0.8756	0.8669	0.8576	0.8479	0.8376	0.8269	0.8154
35	0.9423	0.9374	0.9322	0.9266	0.9207	0.9145	0.9078	0.9008	0.8934	0.8856	0.8774	0.8687	0.8595	0.8499	0.8396	0.8288	0.8174
36	0.9437	0.9388	0.9336	0.9281	0.9223	0.9161	0.9095	0.9026	0.8952	0.8874	0.8793	0.8707	0.8615	0.8518	0.8416	0.8309	0.8195
37	0.9450	0.9403	0.9352	0.9296	0.9239	0.9178	0.9112	0.9044	0.8971	0.8894	0.8813	0.8726	0.8635	0.8540	0.8437	0.8330	0.8216
38	0.9464	0.9417	0.9366	0.9312	0.9256	0.9195	0.9130	0.9062	0.8990	0.8914	0.8833	0.8748	0.8656	0.8561	0.8460	0.8353	0.8240
39	0.9478	0.9431	0.9382	0.9329	0.9273	0.9212	0.9149	0.9081	0.9009	0.8934	0.8854	0.8769	0.8679	0.8584	0.8483	0.8376	0.8263
40	0.9492	0.9446	0.9398	0.9345	0.9290	0.9231	0.9168	0.9101	0.9030	0.8955	0.8876	0.8791	0.8702	0.8607	0.8507	0.8401	0.8288
41	0.9506	0.9461	0.9414	0.9362	0.9308	0.9249	0.9187	0.9121	0.9050	0.8976	0.8898	0.8814	0.8725	0.8632	0.8531	0.8426	0.8314
42	0.9521	0.9477	0.9430	0.9379	0.9325	0.9268	0.9207	0.9142	0.9072	0.8999	0.8921	0.8839	0.8750	0.8657	0.8557	0.8452	0.8341
43	0.9535	0.9492	0.9446	0.9396	0.9343	0.9287	0.9226	0.9162	0.9094	0.9021	0.8944	0.8863	0.8775	0.8683	0.8584	0.8480	0.8369
44	0.9549	0.9507	0.9462	0.9413	0.9362	0.9306	0.9247	0.9183	0.9116	0.9044	0.8968	0.8887	0.8801	0.8710	0.8611	0.8508	0.8398
45	0.9563	0.9522	0.9478	0.9431	0.9380	0.9326	0.9267	0.9205	0.9139	0.9068	0.8993	0.8913	0.8827	0.8737	0.8640	0.8537	0.8428
46	0.9578	0.9537	0.9495	0.9448	0.9399	0.9345	0.9288	0.9226	0.9162	0.9092	0.9018	0.8940	0.8855	0.8765	0.8669	0.8567	0.8459
47	0.9591	0.9553	0.9511	0.9465	0.9417	0.9365	0.9308	0.9248	0.9184	0.9116	0.9044	0.8966	0.8882	0.8794	0.8699	0.8598	0.8491
48	0.9606	0.9568	0.9527	0.9483	0.9435	0.9384	0.9329	0.9271	0.9208	0.9141	0.9070	0.8993	0.8911	0.8823	0.8729	0.8630	0.8523
49	0.9620	0.9583	0.9543	0.9499	0.9454	0.9404	0.9350	0.9293	0.9231	0.9166	0.9096	0.9021	0.8939	0.8854	0.8761	0.8663	0.8557
50	0.9633	0.9598	0.9559	0.9517	0.9472	0.9423	0.9371	0.9315	0.9255	0.9191	0.9122	0.9049	0.8969	0.8884	0.8792	0.8695	0.8591
51	0.9647	0.9612	0.9575	0.9534	0.9491	0.9443	0.9392	0.9337	0.9279	0.9216	0.9149	0.9077	0.8998	0.8915	0.8825	0.8729	0.8626
52	0.9660	0.9626	0.9590	0.9550	0.9508	0.9463	0.9413	0.9360	0.9303	0.9241	0.9176	0.9105	0.9028	0.8946	0.8858	0.8764	0.8662
53	0.9673	0.9641	0.9606	0.9567	0.9527	0.9482	0.9434	0.9382	0.9327	0.9267	0.9203	0.9133	0.9058	0.8978	0.8891	0.8798	0.8698
54	0.9686	0.9654	0.9621	0.9584	0.9544	0.9501	0.9454	0.9404	0.9350	0.9292	0.9230	0.9162	0.9089	0.9011	0.8925	0.8834	0.8736
55	0.9699	0.9669	0.9636	0.9600	0.9561	0.9520	0.9474	0.9426	0.9374	0.9317	0.9256	0.9191	0.9119	0.9042	0.8959	0.8870	0.8773

124

APPENDICES

Sub appendix A. 3

Table C

100% Joint and Survivor With Pop-Up

CEI Participants

Age of Pensioner

	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
56	0.9711	0.9682	0.9650	0.9616	0.9579	0.9538	0.9494	0.9448	0.9397	0.9342	0.9283	0.9219	0.9149	0.9075	0.8993	0.8906	0.8812
57	0.9723	0.9695	0.9664	0.9631	0.9596	0.9557	0.9514	0.9469	0.9420	0.9367	0.9310	0.9247	0.9180	0.9107	0.9027	0.8942	0.8850
58	0.9735	0.9707	0.9678	0.9646	0.9612	0.9575	0.9534	0.9490	0.9442	0.9391	0.9336	0.9275	0.9209	0.9139	0.9062	0.8979	0.8888
59	0.9746	0.9720	0.9692	0.9661	0.9628	0.9592	0.9553	0.9510	0.9465	0.9415	0.9362	0.9304	0.9240	0.9172	0.9096	0.9015	0.8926
60	0.9757	0.9732	0.9706	0.9676	0.9644	0.9609	0.9571	0.9531	0.9486	0.9439	0.9388	0.9332	0.9269	0.9203	0.9130	0.9051	0.8965
61	0.9768	0.9744	0.9718	0.9689	0.9659	0.9626	0.9590	0.9550	0.9508	0.9462	0.9413	0.9359	0.9299	0.9235	0.9163	0.9087	0.9003
62	0.9778	0.9756	0.9731	0.9703	0.9674	0.9642	0.9607	0.9570	0.9529	0.9485	0.9437	0.9385	0.9327	0.9266	0.9197	0.9123	0.9042
63	0.9788	0.9766	0.9743	0.9717	0.9689	0.9658	0.9625	0.9588	0.9550	0.9507	0.9461	0.9411	0.9356	0.9296	0.9230	0.9158	0.9079
64	0.9798	0.9777	0.9755	0.9729	0.9702	0.9673	0.9641	0.9607	0.9569	0.9529	0.9485	0.9437	0.9383	0.9326	0.9262	0.9193	0.9117
65	0.9808	0.9787	0.9765	0.9742	0.9716	0.9689	0.9658	0.9625	0.9589	0.9550	0.9508	0.9462	0.9410	0.9355	0.9294	0.9227	0.9154
66	0.9817	0.9797	0.9777	0.9753	0.9729	0.9702	0.9673	0.9642	0.9607	0.9571	0.9530	0.9486	0.9437	0.9384	0.9325	0.9261	0.9190
67	0.9825	0.9807	0.9788	0.9765	0.9742	0.9716	0.9688	0.9659	0.9626	0.9590	0.9552	0.9510	0.9463	0.9412	0.9355	0.9294	0.9226
68	0.9834	0.9817	0.9798	0.9776	0.9755	0.9730	0.9703	0.9675	0.9644	0.9610	0.9573	0.9533	0.9488	0.9440	0.9385	0.9326	0.9260
69	0.9842	0.9826	0.9808	0.9787	0.9766	0.9743	0.9717	0.9690	0.9660	0.9628	0.9594	0.9555	0.9512	0.9466	0.9414	0.9358	0.9294
70	0.9850	0.9834	0.9817	0.9797	0.9778	0.9755	0.9731	0.9705	0.9677	0.9646	0.9613	0.9577	0.9536	0.9491	0.9442	0.9388	0.9327
71	0.9857	0.9843	0.9826	0.9807	0.9789	0.9767	0.9744	0.9719	0.9692	0.9663	0.9632	0.9597	0.9558	0.9516	0.9469	0.9418	0.9359
72	0.9865	0.9850	0.9835	0.9817	0.9799	0.9778	0.9757	0.9734	0.9707	0.9680	0.9651	0.9617	0.9580	0.9540	0.9495	0.9446	0.9391
73	0.9872	0.9858	0.9843	0.9827	0.9809	0.9790	0.9769	0.9746	0.9723	0.9696	0.9668	0.9637	0.9602	0.9564	0.9521	0.9474	0.9421
74	0.9878	0.9865	0.9851	0.9835	0.9819	0.9800	0.9781	0.9760	0.9736	0.9712	0.9685	0.9655	0.9622	0.9586	0.9545	0.9501	0.9450
75	0.9885	0.9872	0.9859	0.9844	0.9828	0.9811	0.9792	0.9772	0.9750	0.9726	0.9701	0.9673	0.9641	0.9607	0.9568	0.9526	0.9478
76	0.9891	0.9879	0.9867	0.9852	0.9837	0.9820	0.9802	0.9784	0.9762	0.9740	0.9716	0.9690	0.9659	0.9627	0.9591	0.9551	0.9505
77	0.9897	0.9885	0.9874	0.9859	0.9846	0.9830	0.9812	0.9795	0.9775	0.9754	0.9731	0.9706	0.9677	0.9647	0.9612	0.9574	0.9531
78	0.9902	0.9891	0.9880	0.9867	0.9854	0.9838	0.9823	0.9805	0.9786	0.9767	0.9746	0.9722	0.9695	0.9666	0.9633	0.9597	0.9557
79	0.9908	0.9898	0.9887	0.9874	0.9862	0.9847	0.9831	0.9815	0.9798	0.9779	0.9759	0.9736	0.9711	0.9684	0.9653	0.9619	0.9580
80	0.9913	0.9903	0.9893	0.9881	0.9869	0.9855	0.9840	0.9825	0.9808	0.9791	0.9772	0.9750	0.9727	0.9701	0.9671	0.9640	0.9603
81	0.9918	0.9909	0.9899	0.9887	0.9876	0.9863	0.9849	0.9835	0.9819	0.9801	0.9784	0.9764	0.9741	0.9717	0.9690	0.9659	0.9624
82	0.9922	0.9914	0.9904	0.9893	0.9883	0.9871	0.9857	0.9844	0.9828	0.9812	0.9795	0.9777	0.9755	0.9733	0.9707	0.9678	0.9646
83	0.9927	0.9919	0.9910	0.9899	0.9889	0.9878	0.9865	0.9852	0.9838	0.9823	0.9807	0.9789	0.9769	0.9748	0.9723	0.9697	0.9666
84	0.9931	0.9923	0.9915	0.9905	0.9896	0.9884	0.9872	0.9860	0.9847	0.9833	0.9818	0.9801	0.9782	0.9762	0.9739	0.9714	0.9685
85	0.9936	0.9928	0.9920	0.9911	0.9901	0.9891	0.9879	0.9868	0.9855	0.9842	0.9828	0.9812	0.9794	0.9776	0.9754	0.9730	0.9703

125

APPENDICES

Sub appendix A. 3

Table C

100% Joint and Survivor With Pop-Up

CEI Participants

Age of Pensioner

	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
25	0.7893	0.7767	0.7635	0.7497	0.7354	0.7205	0.7052	0.6893	0.6731	0.6564	0.6394	0.6221	0.6045	0.5866	0.5684	0.5500	0.5316
26	0.7905	0.7780	0.7647	0.7510	0.7366	0.7217	0.7064	0.6905	0.6743	0.6575	0.6405	0.6232	0.6056	0.5876	0.5694	0.5510	0.5326
27	0.7919	0.7793	0.7660	0.7523	0.7379	0.7230	0.7077	0.6918	0.6755	0.6587	0.6417	0.6244	0.6067	0.5887	0.5705	0.5521	0.5336
28	0.7933	0.7807	0.7675	0.7536	0.7393	0.7244	0.7090	0.6931	0.6768	0.6601	0.6430	0.6256	0.6079	0.5899	0.5717	0.5532	0.5347
29	0.7947	0.7821	0.7689	0.7551	0.7407	0.7258	0.7104	0.6945	0.6782	0.6614	0.6443	0.6269	0.6092	0.5912	0.5729	0.5544	0.5359
30	0.7963	0.7837	0.7704	0.7567	0.7423	0.7274	0.7120	0.6960	0.6797	0.6629	0.6458	0.6283	0.6106	0.5926	0.5743	0.5557	0.5372
31	0.7979	0.7853	0.7721	0.7583	0.7439	0.7290	0.7136	0.6976	0.6812	0.6644	0.6473	0.6298	0.6121	0.5940	0.5757	0.5571	0.5385
32	0.7997	0.7871	0.7738	0.7600	0.7456	0.7307	0.7152	0.6993	0.6829	0.6661	0.6489	0.6315	0.6137	0.5955	0.5772	0.5586	0.5400
33	0.8015	0.7888	0.7756	0.7619	0.7475	0.7325	0.7171	0.7011	0.6847	0.6678	0.6507	0.6331	0.6153	0.5972	0.5787	0.5601	0.5415
34	0.8034	0.7908	0.7776	0.7638	0.7494	0.7344	0.7190	0.7030	0.6865	0.6697	0.6525	0.6349	0.6171	0.5989	0.5804	0.5618	0.5431
35	0.8054	0.7928	0.7796	0.7658	0.7514	0.7364	0.7210	0.7049	0.6885	0.6716	0.6544	0.6368	0.6189	0.6007	0.5823	0.5635	0.5448
36	0.8075	0.7949	0.7817	0.7679	0.7535	0.7385	0.7230	0.7070	0.6906	0.6737	0.6564	0.6388	0.6209	0.6027	0.5842	0.5654	0.5466
37	0.8097	0.7972	0.7840	0.7701	0.7558	0.7408	0.7253	0.7092	0.6928	0.6759	0.6586	0.6410	0.6230	0.6047	0.5862	0.5674	0.5486
38	0.8120	0.7995	0.7863	0.7725	0.7581	0.7431	0.7276	0.7116	0.6951	0.6781	0.6609	0.6432	0.6252	0.6069	0.5883	0.5695	0.5506
39	0.8144	0.8019	0.7887	0.7750	0.7606	0.7456	0.7301	0.7141	0.6976	0.6806	0.6633	0.6456	0.6275	0.6092	0.5906	0.5717	0.5527
40	0.8169	0.8044	0.7913	0.7776	0.7632	0.7482	0.7327	0.7167	0.7002	0.6832	0.6658	0.6481	0.6301	0.6116	0.5930	0.5740	0.5551
41	0.8196	0.8071	0.7940	0.7803	0.7659	0.7509	0.7354	0.7194	0.7029	0.6859	0.6685	0.6507	0.6327	0.6142	0.5955	0.5765	0.5575
42	0.8223	0.8099	0.7968	0.7831	0.7687	0.7538	0.7384	0.7223	0.7057	0.6887	0.6713	0.6535	0.6354	0.6170	0.5982	0.5791	0.5601
43	0.8251	0.8128	0.7998	0.7861	0.7717	0.7568	0.7413	0.7253	0.7088	0.6917	0.6743	0.6565	0.6384	0.6198	0.6010	0.5819	0.5628
44	0.8281	0.8158	0.8028	0.7892	0.7749	0.7600	0.7445	0.7284	0.7119	0.6948	0.6774	0.6596	0.6414	0.6228	0.6040	0.5848	0.5657
45	0.8312	0.8189	0.8059	0.7924	0.7781	0.7633	0.7478	0.7317	0.7152	0.6981	0.6807	0.6628	0.6446	0.6260	0.6072	0.5880	0.5687
46	0.8343	0.8221	0.8092	0.7957	0.7815	0.7666	0.7512	0.7352	0.7187	0.7016	0.6841	0.6663	0.6480	0.6294	0.6104	0.5912	0.5719
47	0.8376	0.8255	0.8127	0.7992	0.7850	0.7702	0.7549	0.7388	0.7223	0.7052	0.6877	0.6699	0.6516	0.6329	0.6140	0.5946	0.5753
48	0.8409	0.8289	0.8162	0.8028	0.7887	0.7739	0.7586	0.7426	0.7261	0.7090	0.6915	0.6737	0.6553	0.6367	0.6176	0.5983	0.5789
49	0.8444	0.8325	0.8198	0.8066	0.7925	0.7778	0.7625	0.7465	0.7301	0.7130	0.6955	0.6776	0.6593	0.6406	0.6215	0.6021	0.5826
50	0.8480	0.8361	0.8236	0.8104	0.7964	0.7818	0.7665	0.7506	0.7342	0.7172	0.6997	0.6818	0.6634	0.6447	0.6256	0.6061	0.5866
51	0.8516	0.8399	0.8275	0.8143	0.8005	0.7859	0.7707	0.7549	0.7385	0.7215	0.7040	0.6861	0.6678	0.6490	0.6299	0.6104	0.5908
52	0.8554	0.8438	0.8315	0.8184	0.8047	0.7902	0.7751	0.7593	0.7429	0.7260	0.7086	0.6907	0.6724	0.6536	0.6344	0.6149	0.5952
53	0.8591	0.8477	0.8356	0.8227	0.8090	0.7946	0.7796	0.7639	0.7476	0.7307	0.7133	0.6954	0.6771	0.6583	0.6391	0.6195	0.5998
54	0.8630	0.8517	0.8397	0.8270	0.8134	0.7992	0.7843	0.7686	0.7524	0.7356	0.7182	0.7004	0.6821	0.6633	0.6441	0.6245	0.6047
55	0.8670	0.8558	0.8440	0.8314	0.8180	0.8038	0.7891	0.7735	0.7574	0.7407	0.7234	0.7056	0.6873	0.6685	0.6493	0.6296	0.6098

126

APPENDICES

Sub appendix A. 3

Table C

100% Joint and Survivor With Pop-Up

CEI Participants

Age of Pensioner

	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
56	0.8709	0.8600	0.8483	0.8358	0.8227	0.8087	0.7940	0.7786	0.7626	0.7459	0.7287	0.7109	0.6927	0.6739	0.6547	0.6351	0.6152
57	0.8749	0.8642	0.8527	0.8405	0.8274	0.8136	0.7991	0.7838	0.7679	0.7513	0.7342	0.7165	0.6983	0.6795	0.6603	0.6407	0.6209
58	0.8790	0.8685	0.8571	0.8451	0.8322	0.8186	0.8043	0.7891	0.7734	0.7569	0.7399	0.7223	0.7041	0.6854	0.6663	0.6466	0.6267
59	0.8830	0.8728	0.8617	0.8498	0.8371	0.8236	0.8095	0.7945	0.7789	0.7626	0.7457	0.7282	0.7101	0.6915	0.6724	0.6527	0.6329
60	0.8871	0.8771	0.8662	0.8546	0.8421	0.8288	0.8149	0.8001	0.7846	0.7685	0.7517	0.7343	0.7164	0.6978	0.6787	0.6591	0.6393
61	0.8912	0.8814	0.8707	0.8594	0.8471	0.8341	0.8203	0.8057	0.7905	0.7745	0.7579	0.7406	0.7228	0.7043	0.6853	0.6657	0.6459
62	0.8952	0.8857	0.8753	0.8641	0.8521	0.8393	0.8258	0.8114	0.7964	0.7806	0.7642	0.7471	0.7294	0.7110	0.6921	0.6726	0.6528
63	0.8993	0.8900	0.8799	0.8690	0.8572	0.8447	0.8314	0.8173	0.8025	0.7868	0.7706	0.7536	0.7361	0.7178	0.6990	0.6796	0.6599
64	0.9033	0.8942	0.8844	0.8737	0.8623	0.8500	0.8370	0.8231	0.8085	0.7931	0.7770	0.7603	0.7429	0.7249	0.7062	0.6869	0.6672
65	0.9073	0.8984	0.8889	0.8785	0.8674	0.8553	0.8426	0.8290	0.8147	0.7995	0.7837	0.7671	0.7500	0.7321	0.7135	0.6943	0.6748
66	0.9111	0.9026	0.8934	0.8833	0.8724	0.8607	0.8482	0.8349	0.8208	0.8059	0.7903	0.7741	0.7571	0.7394	0.7210	0.7019	0.6825
67	0.9150	0.9067	0.8978	0.8880	0.8774	0.8660	0.8539	0.8408	0.8270	0.8124	0.7971	0.7811	0.7643	0.7468	0.7286	0.7097	0.6904
68	0.9187	0.9108	0.9021	0.8927	0.8823	0.8713	0.8594	0.8466	0.8332	0.8189	0.8038	0.7881	0.7716	0.7543	0.7363	0.7176	0.6985
69	0.9224	0.9148	0.9064	0.8973	0.8873	0.8765	0.8650	0.8525	0.8394	0.8253	0.8106	0.7952	0.7789	0.7619	0.7441	0.7257	0.7067
70	0.9260	0.9186	0.9105	0.9017	0.8921	0.8816	0.8704	0.8584	0.8455	0.8318	0.8174	0.8023	0.7863	0.7695	0.7520	0.7338	0.7150
71	0.9295	0.9224	0.9147	0.9062	0.8968	0.8867	0.8759	0.8641	0.8516	0.8383	0.8242	0.8094	0.7937	0.7772	0.7600	0.7420	0.7235
72	0.9329	0.9262	0.9186	0.9105	0.9015	0.8917	0.8812	0.8698	0.8577	0.8447	0.8309	0.8164	0.8011	0.7849	0.7680	0.7503	0.7320
73	0.9362	0.9297	0.9225	0.9147	0.9060	0.8966	0.8864	0.8754	0.8636	0.8509	0.8376	0.8234	0.8085	0.7926	0.7761	0.7586	0.7406
74	0.9394	0.9332	0.9263	0.9188	0.9105	0.9014	0.8915	0.8809	0.8695	0.8572	0.8442	0.8304	0.8158	0.8003	0.7841	0.7669	0.7492
75	0.9424	0.9366	0.9300	0.9228	0.9147	0.9060	0.8965	0.8862	0.8753	0.8634	0.8507	0.8373	0.8231	0.8080	0.7920	0.7753	0.7579
76	0.9454	0.9398	0.9335	0.9266	0.9189	0.9106	0.9015	0.8915	0.8809	0.8694	0.8572	0.8441	0.8303	0.8155	0.8000	0.7835	0.7665
77	0.9483	0.9429	0.9369	0.9303	0.9230	0.9149	0.9062	0.8966	0.8864	0.8752	0.8634	0.8508	0.8374	0.8230	0.8078	0.7917	0.7750
78	0.9510	0.9460	0.9402	0.9339	0.9269	0.9192	0.9108	0.9016	0.8918	0.8810	0.8695	0.8573	0.8443	0.8304	0.8156	0.7998	0.7836
79	0.9536	0.9488	0.9433	0.9374	0.9307	0.9233	0.9152	0.9064	0.8969	0.8866	0.8755	0.8638	0.8512	0.8376	0.8232	0.8080	0.7920
80	0.9561	0.9515	0.9464	0.9407	0.9343	0.9272	0.9196	0.9111	0.9019	0.8921	0.8814	0.8700	0.8578	0.8447	0.8307	0.8159	0.8003
81	0.9585	0.9542	0.9493	0.9438	0.9378	0.9310	0.9237	0.9156	0.9069	0.8973	0.8871	0.8761	0.8643	0.8517	0.8382	0.8237	0.8085
82	0.9608	0.9567	0.9521	0.9469	0.9412	0.9347	0.9277	0.9200	0.9116	0.9025	0.8926	0.8821	0.8708	0.8585	0.8454	0.8314	0.8167
83	0.9631	0.9592	0.9548	0.9498	0.9444	0.9383	0.9316	0.9242	0.9162	0.9075	0.8980	0.8880	0.8770	0.8652	0.8525	0.8389	0.8247
84	0.9652	0.9615	0.9573	0.9527	0.9475	0.9417	0.9354	0.9283	0.9207	0.9123	0.9033	0.8936	0.8831	0.8717	0.8595	0.8464	0.8326
85	0.9672	0.9637	0.9598	0.9554	0.9504	0.9450	0.9390	0.9323	0.9250	0.9170	0.9084	0.8991	0.8891	0.8781	0.8664	0.8537	0.8403

127

APPENDICES

Sub appendix A. 3

Table D

50% Joint and Survivor Without Pop-Up

CEI Participants***

*** On March 12, 2012, This Table was corrected—the age of the pensioner on pages 1, 3, and 5 had to be corrected.

Age of Pensioner

	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
25	0.9910	0.9903	0.9894	0.9885	0.9876	0.9865	0.9853	0.9841	0.9826	0.9812	0.9796	0.9779	0.9760	0.9741	0.9719	0.9696	0.9671
26	0.9912	0.9905	0.9897	0.9887	0.9878	0.9868	0.9856	0.9844	0.9830	0.9816	0.9801	0.9783	0.9765	0.9746	0.9724	0.9701	0.9676
27	0.9914	0.9908	0.9899	0.9890	0.9881	0.9872	0.9859	0.9848	0.9834	0.9820	0.9804	0.9787	0.9770	0.9750	0.9729	0.9706	0.9682
28	0.9917	0.9910	0.9902	0.9893	0.9885	0.9874	0.9863	0.9852	0.9838	0.9825	0.9810	0.9793	0.9775	0.9755	0.9735	0.9712	0.9688
29	0.9920	0.9913	0.9905	0.9896	0.9888	0.9878	0.9867	0.9855	0.9842	0.9829	0.9814	0.9797	0.9780	0.9761	0.9740	0.9718	0.9694
30	0.9922	0.9915	0.9908	0.9899	0.9892	0.9882	0.9870	0.9860	0.9846	0.9834	0.9818	0.9802	0.9785	0.9766	0.9746	0.9724	0.9700
31	0.9925	0.9918	0.9910	0.9903	0.9895	0.9885	0.9874	0.9863	0.9850	0.9838	0.9824	0.9807	0.9790	0.9772	0.9752	0.9730	0.9706
32	0.9927	0.9920	0.9913	0.9906	0.9898	0.9888	0.9878	0.9867	0.9855	0.9843	0.9828	0.9812	0.9795	0.9777	0.9758	0.9737	0.9713
33	0.9929	0.9923	0.9916	0.9909	0.9901	0.9892	0.9881	0.9872	0.9859	0.9847	0.9833	0.9818	0.9801	0.9783	0.9764	0.9743	0.9720
34	0.9931	0.9925	0.9919	0.9912	0.9904	0.9896	0.9885	0.9875	0.9863	0.9851	0.9838	0.9823	0.9807	0.9789	0.9770	0.9749	0.9727
35	0.9934	0.9928	0.9921	0.9915	0.9907	0.9899	0.9889	0.9880	0.9867	0.9856	0.9843	0.9828	0.9812	0.9795	0.9776	0.9756	0.9734
36	0.9936	0.9930	0.9924	0.9918	0.9911	0.9902	0.9893	0.9883	0.9872	0.9861	0.9848	0.9833	0.9818	0.9801	0.9783	0.9763	0.9741
37	0.9939	0.9933	0.9927	0.9921	0.9914	0.9906	0.9896	0.9887	0.9876	0.9865	0.9852	0.9838	0.9824	0.9807	0.9789	0.9770	0.9749
38	0.9941	0.9936	0.9930	0.9923	0.9917	0.9909	0.9900	0.9891	0.9881	0.9870	0.9858	0.9844	0.9830	0.9813	0.9796	0.9777	0.9755
39	0.9943	0.9938	0.9932	0.9926	0.9920	0.9913	0.9904	0.9895	0.9884	0.9874	0.9863	0.9850	0.9835	0.9820	0.9803	0.9784	0.9763
40	0.9945	0.9940	0.9935	0.9929	0.9923	0.9916	0.9907	0.9899	0.9889	0.9879	0.9867	0.9855	0.9841	0.9826	0.9809	0.9791	0.9770
41	0.9947	0.9942	0.9938	0.9932	0.9926	0.9919	0.9911	0.9903	0.9893	0.9884	0.9872	0.9860	0.9847	0.9832	0.9816	0.9798	0.9779
42	0.9949	0.9944	0.9940	0.9935	0.9929	0.9922	0.9915	0.9907	0.9897	0.9889	0.9877	0.9865	0.9852	0.9838	0.9822	0.9805	0.9786
43	0.9951	0.9947	0.9942	0.9937	0.9931	0.9925	0.9918	0.9911	0.9902	0.9892	0.9882	0.9870	0.9858	0.9845	0.9829	0.9812	0.9794
44	0.9953	0.9949	0.9944	0.9940	0.9934	0.9928	0.9921	0.9914	0.9905	0.9897	0.9887	0.9876	0.9863	0.9851	0.9836	0.9819	0.9801
45	0.9955	0.9951	0.9947	0.9942	0.9937	0.9931	0.9924	0.9918	0.9909	0.9901	0.9891	0.9881	0.9869	0.9857	0.9842	0.9826	0.9809
46	0.9957	0.9953	0.9949	0.9944	0.9940	0.9934	0.9928	0.9921	0.9913	0.9906	0.9896	0.9885	0.9874	0.9862	0.9848	0.9833	0.9816
47	0.9959	0.9955	0.9952	0.9947	0.9943	0.9937	0.9931	0.9925	0.9917	0.9909	0.9901	0.9891	0.9880	0.9868	0.9855	0.9840	0.9824
48	0.9961	0.9957	0.9953	0.9949	0.9946	0.9940	0.9934	0.9928	0.9921	0.9914	0.9905	0.9895	0.9885	0.9874	0.9861	0.9847	0.9831
49	0.9962	0.9959	0.9955	0.9952	0.9948	0.9943	0.9937	0.9932	0.9925	0.9918	0.9909	0.9900	0.9890	0.9879	0.9867	0.9854	0.9838
50	0.9964	0.9961	0.9958	0.9954	0.9950	0.9945	0.9940	0.9935	0.9928	0.9921	0.9914	0.9905	0.9896	0.9885	0.9873	0.9860	0.9845
51	0.9966	0.9963	0.9960	0.9956	0.9953	0.9948	0.9943	0.9938	0.9931	0.9925	0.9917	0.9909	0.9900	0.9891	0.9879	0.9867	0.9853
52	0.9967	0.9964	0.9961	0.9958	0.9955	0.9951	0.9946	0.9941	0.9934	0.9929	0.9922	0.9914	0.9905	0.9896	0.9885	0.9873	0.9860
53	0.9969	0.9967	0.9964	0.9960	0.9957	0.9954	0.9948	0.9944	0.9938	0.9933	0.9926	0.9918	0.9910	0.9901	0.9891	0.9880	0.9867
54	0.9970	0.9968	0.9965	0.9962	0.9960	0.9956	0.9951	0.9947	0.9941	0.9936	0.9929	0.9922	0.9914	0.9906	0.9896	0.9885	0.9873
55	0.9972	0.9970	0.9967	0.9964	0.9962	0.9958	0.9953	0.9950	0.9944	0.9939	0.9933	0.9926	0.9919	0.9911	0.9901	0.9891	0.9880

128

APPENDICES

Sub appendix A. 3

Table D

50% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

	25	26	27	28	29	30	31	32	33	34	35	36	37	38	39	40	41
56	0.9973	0.9971	0.9969	0.9966	0.9963	0.9960	0.9956	0.9953	0.9947	0.9942	0.9937	0.9930	0.9924	0.9916	0.9907	0.9897	0.9886
57	0.9975	0.9973	0.9970	0.9968	0.9966	0.9963	0.9959	0.9955	0.9950	0.9946	0.9940	0.9934	0.9927	0.9920	0.9912	0.9902	0.9892
58	0.9976	0.9974	0.9972	0.9969	0.9968	0.9965	0.9961	0.9958	0.9953	0.9949	0.9944	0.9937	0.9931	0.9925	0.9917	0.9908	0.9898
59	0.9977	0.9975	0.9974	0.9971	0.9969	0.9966	0.9963	0.9960	0.9955	0.9952	0.9947	0.9941	0.9936	0.9929	0.9922	0.9913	0.9903
60	0.9978	0.9977	0.9975	0.9973	0.9971	0.9969	0.9965	0.9962	0.9958	0.9955	0.9950	0.9945	0.9939	0.9933	0.9927	0.9919	0.9910
61	0.9980	0.9978	0.9976	0.9975	0.9973	0.9971	0.9967	0.9965	0.9961	0.9958	0.9954	0.9948	0.9943	0.9938	0.9931	0.9923	0.9915
62	0.9981	0.9980	0.9978	0.9976	0.9975	0.9972	0.9969	0.9967	0.9963	0.9961	0.9956	0.9952	0.9946	0.9942	0.9935	0.9928	0.9920
63	0.9982	0.9981	0.9979	0.9978	0.9976	0.9974	0.9971	0.9969	0.9965	0.9963	0.9959	0.9955	0.9950	0.9945	0.9940	0.9932	0.9925
64	0.9983	0.9982	0.9981	0.9979	0.9978	0.9976	0.9973	0.9971	0.9967	0.9965	0.9962	0.9958	0.9953	0.9948	0.9944	0.9937	0.9930
65	0.9984	0.9983	0.9982	0.9981	0.9979	0.9977	0.9975	0.9973	0.9970	0.9967	0.9964	0.9960	0.9956	0.9952	0.9947	0.9942	0.9934
66	0.9985	0.9984	0.9983	0.9981	0.9981	0.9979	0.9977	0.9975	0.9972	0.9970	0.9966	0.9963	0.9959	0.9955	0.9951	0.9946	0.9939
67	0.9986	0.9985	0.9984	0.9983	0.9982	0.9980	0.9978	0.9977	0.9973	0.9972	0.9970	0.9966	0.9962	0.9958	0.9954	0.9949	0.9944
68	0.9987	0.9987	0.9985	0.9984	0.9984	0.9982	0.9980	0.9978	0.9976	0.9974	0.9971	0.9969	0.9965	0.9961	0.9957	0.9953	0.9948
69	0.9988	0.9987	0.9987	0.9985	0.9984	0.9983	0.9981	0.9980	0.9977	0.9976	0.9973	0.9971	0.9968	0.9965	0.9960	0.9956	0.9952
70	0.9989	0.9988	0.9987	0.9986	0.9986	0.9984	0.9983	0.9981	0.9979	0.9978	0.9976	0.9973	0.9970	0.9968	0.9964	0.9960	0.9955
71	0.9990	0.9989	0.9988	0.9987	0.9987	0.9986	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9970	0.9967	0.9963	0.9959
72	0.9990	0.9990	0.9989	0.9988	0.9988	0.9986	0.9985	0.9984	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9969	0.9966	0.9962
73	0.9991	0.9990	0.9990	0.9989	0.9989	0.9988	0.9986	0.9986	0.9983	0.9983	0.9981	0.9979	0.9977	0.9975	0.9972	0.9969	0.9965
74	0.9992	0.9991	0.9990	0.9990	0.9990	0.9989	0.9987	0.9986	0.9985	0.9984	0.9982	0.9981	0.9978	0.9977	0.9974	0.9971	0.9968
75	0.9993	0.9992	0.9991	0.9990	0.9990	0.9989	0.9989	0.9988	0.9986	0.9986	0.9984	0.9982	0.9981	0.9978	0.9977	0.9973	0.9970
76	0.9993	0.9993	0.9992	0.9991	0.9991	0.9991	0.9989	0.9989	0.9987	0.9987	0.9985	0.9984	0.9982	0.9981	0.9978	0.9976	0.9973
77	0.9993	0.9993	0.9993	0.9992	0.9992	0.9992	0.9990	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9982	0.9981	0.9978	0.9976
78	0.9994	0.9994	0.9993	0.9993	0.9993	0.9992	0.9991	0.9991	0.9989	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980	0.9977
79	0.9995	0.9994	0.9994	0.9993	0.9993	0.9993	0.9992	0.9992	0.9990	0.9990	0.9989	0.9988	0.9986	0.9985	0.9984	0.9982	0.9980
80	0.9995	0.9995	0.9994	0.9994	0.9994	0.9993	0.9992	0.9992	0.9991	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985	0.9984	0.9981
81	0.9996	0.9996	0.9995	0.9994	0.9995	0.9994	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9988	0.9988	0.9987	0.9985	0.9983
82	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9994	0.9992	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9987	0.9985
83	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9994	0.9995	0.9993	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9988	0.9986
84	0.9996	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9994	0.9994	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989	0.9987
85	0.9997	0.9996	0.9996	0.9996	0.9996	0.9996	0.9995	0.9995	0.9995	0.9995	0.9994	0.9993	0.9992	0.9992	0.9991	0.9990	0.9989

129

APPENDICES

Sub appendix A. 3

Table D

50% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

	42	43	44	45	46	47	48	49	50	51	52	53	54	55	56	57	58
25	0.9645	0.9616	0.9586	0.9553	0.9519	0.9483	0.9444	0.9403	0.9360	0.9314	0.9266	0.9215	0.9159	0.9101	0.9039	0.8974	0.8903
26	0.9651	0.9622	0.9592	0.9559	0.9526	0.9490	0.9451	0.9411	0.9367	0.9321	0.9274	0.9222	0.9167	0.9109	0.9047	0.8982	0.8912
27	0.9657	0.9628	0.9598	0.9566	0.9533	0.9497	0.9458	0.9417	0.9374	0.9329	0.9281	0.9230	0.9175	0.9117	0.9055	0.8990	0.8920
28	0.9662	0.9635	0.9605	0.9573	0.9539	0.9504	0.9465	0.9425	0.9383	0.9337	0.9289	0.9238	0.9184	0.9126	0.9064	0.8999	0.8929
29	0.9669	0.9641	0.9611	0.9580	0.9547	0.9511	0.9473	0.9433	0.9391	0.9345	0.9298	0.9247	0.9192	0.9135	0.9073	0.9008	0.8939
30	0.9675	0.9648	0.9619	0.9587	0.9554	0.9519	0.9481	0.9442	0.9399	0.9354	0.9307	0.9256	0.9201	0.9145	0.9083	0.9018	0.8949
31	0.9682	0.9654	0.9626	0.9595	0.9562	0.9527	0.9490	0.9450	0.9408	0.9363	0.9316	0.9266	0.9212	0.9154	0.9093	0.9029	0.8959
32	0.9689	0.9662	0.9634	0.9602	0.9570	0.9535	0.9498	0.9459	0.9417	0.9373	0.9326	0.9276	0.9222	0.9166	0.9104	0.9040	0.8971
33	0.9696	0.9669	0.9641	0.9610	0.9579	0.9544	0.9507	0.9468	0.9426	0.9383	0.9336	0.9287	0.9233	0.9176	0.9115	0.9051	0.8982
34	0.9703	0.9677	0.9649	0.9619	0.9587	0.9553	0.9517	0.9478	0.9437	0.9393	0.9347	0.9297	0.9244	0.9188	0.9127	0.9063	0.8995
35	0.9711	0.9685	0.9658	0.9628	0.9596	0.9563	0.9526	0.9488	0.9447	0.9404	0.9358	0.9309	0.9256	0.9200	0.9140	0.9077	0.9008
36	0.9718	0.9693	0.9666	0.9636	0.9605	0.9572	0.9536	0.9498	0.9458	0.9415	0.9370	0.9321	0.9268	0.9213	0.9153	0.9089	0.9021
37	0.9726	0.9701	0.9674	0.9645	0.9615	0.9582	0.9546	0.9509	0.9469	0.9426	0.9382	0.9333	0.9280	0.9226	0.9166	0.9104	0.9036
38	0.9734	0.9710	0.9683	0.9655	0.9624	0.9592	0.9557	0.9520	0.9481	0.9439	0.9394	0.9346	0.9294	0.9240	0.9181	0.9118	0.9051
39	0.9742	0.9718	0.9692	0.9664	0.9635	0.9603	0.9568	0.9531	0.9492	0.9451	0.9407	0.9360	0.9308	0.9254	0.9195	0.9133	0.9067
40	0.9750	0.9726	0.9701	0.9673	0.9645	0.9613	0.9579	0.9544	0.9505	0.9464	0.9420	0.9373	0.9322	0.9269	0.9211	0.9149	0.9083
41	0.9758	0.9735	0.9710	0.9683	0.9655	0.9624	0.9591	0.9556	0.9517	0.9477	0.9434	0.9388	0.9337	0.9285	0.9227	0.9166	0.9100
42	0.9766	0.9744	0.9719	0.9693	0.9665	0.9635	0.9602	0.9568	0.9530	0.9491	0.9448	0.9402	0.9353	0.9301	0.9243	0.9183	0.9118
43	0.9774	0.9753	0.9729	0.9703	0.9676	0.9646	0.9614	0.9580	0.9543	0.9505	0.9463	0.9417	0.9369	0.9317	0.9261	0.9200	0.9136
44	0.9783	0.9761	0.9738	0.9713	0.9686	0.9658	0.9626	0.9593	0.9557	0.9518	0.9478	0.9433	0.9385	0.9334	0.9278	0.9219	0.9155
45	0.9790	0.9770	0.9748	0.9723	0.9697	0.9669	0.9638	0.9606	0.9571	0.9533	0.9493	0.9449	0.9401	0.9352	0.9296	0.9238	0.9175
46	0.9799	0.9778	0.9757	0.9733	0.9708	0.9681	0.9651	0.9619	0.9584	0.9548	0.9508	0.9465	0.9418	0.9369	0.9315	0.9258	0.9195
47	0.9807	0.9787	0.9766	0.9743	0.9719	0.9692	0.9663	0.9632	0.9599	0.9562	0.9524	0.9482	0.9436	0.9387	0.9334	0.9277	0.9216
48	0.9815	0.9796	0.9775	0.9753	0.9730	0.9704	0.9675	0.9645	0.9613	0.9577	0.9539	0.9499	0.9453	0.9406	0.9354	0.9297	0.9237
49	0.9823	0.9804	0.9785	0.9763	0.9741	0.9715	0.9688	0.9659	0.9627	0.9593	0.9556	0.9516	0.9471	0.9425	0.9374	0.9319	0.9259
50	0.9831	0.9813	0.9794	0.9773	0.9751	0.9727	0.9700	0.9672	0.9641	0.9608	0.9572	0.9532	0.9489	0.9444	0.9394	0.9340	0.9282
51	0.9838	0.9821	0.9803	0.9783	0.9761	0.9739	0.9712	0.9685	0.9655	0.9622	0.9588	0.9550	0.9508	0.9464	0.9415	0.9362	0.9305
52	0.9846	0.9830	0.9812	0.9792	0.9772	0.9750	0.9725	0.9698	0.9670	0.9638	0.9605	0.9567	0.9527	0.9483	0.9435	0.9384	0.9328
53	0.9853	0.9838	0.9821	0.9802	0.9782	0.9761	0.9737	0.9712	0.9684	0.9653	0.9620	0.9585	0.9546	0.9503	0.9456	0.9406	0.9351
54	0.9860	0.9846	0.9830	0.9812	0.9793	0.9772	0.9749	0.9724	0.9698	0.9668	0.9637	0.9602	0.9564	0.9523	0.9478	0.9429	0.9376
55	0.9867	0.9853	0.9839	0.9821	0.9803	0.9783	0.9761	0.9738	0.9711	0.9683	0.9653	0.9620	0.9582	0.9544	0.9499	0.9452	0.9400

130

APPENDICES

Sub appendix A. 3

Table D

50% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

	42	43	44	45	45	47	418	49	50	51	52	53	54	55	56	57	58
56	0.9874	0.9861	0.9846	0.9830	0.9813	0.9794	0.9773	0.9750	0.9726	0.9698	0.9670	0.9637	0.9602	0.9563	0.9521	0.9475	0.9424
57	0.9881	0.9868	0.9855	0.9839	0.9823	0.9804	0.9785	0.9763	0.9739	0.9714	0.9686	0.9654	0.9620	0.9583	0.9542	0.9498	0.9449
58	0.9887	0.9876	0.9863	0.9848	0.9832	0.9815	0.9796	0.9775	0.9753	0.9728	0.9701	0.9672	0.9638	0.9604	0.9563	0.9521	0.9473
59	0.9894	0.9883	0.9870	0.9856	0.9842	0.9825	0.9807	0.9788	0.9766	0.9742	0.9717	0.9689	0.9657	0.9623	0.9585	0.9544	0.9498
60	0.9901	0.9890	0.9877	0.9864	0.9850	0.9835	0.9818	0.9799	0.9778	0.9756	0.9733	0.9705	0.9675	0.9643	0.9606	0.9567	0.9523
61	0.9906	0.9896	0.9885	0.9872	0.9859	0.9845	0.9828	0.9811	0.9791	0.9770	0.9747	0.9722	0.9693	0.9662	0.9627	0.9589	0.9547
62	0.9912	0.9902	0.9892	0.9880	0.9868	0.9854	0.9839	0.9822	0.9803	0.9784	0.9762	0.9738	0.9710	0.9681	0.9648	0.9612	0.9572
63	0.9918	0.9909	0.9899	0.9888	0.9876	0.9863	0.9848	0.9833	0.9815	0.9797	0.9777	0.9754	0.9728	0.9699	0.9668	0.9634	0.9595
64	0.9923	0.9915	0.9906	0.9895	0.9884	0.9872	0.9858	0.9844	0.9827	0.9810	0.9790	0.9768	0.9744	0.9718	0.9688	0.9655	0.9618
65	0.9929	0.9920	0.9912	0.9902	0.9892	0.9880	0.9867	0.9853	0.9838	0.9822	0.9804	0.9783	0.9760	0.9735	0.9707	0.9676	0.9642
66	0.9933	0.9926	0.9917	0.9908	0.9899	0.9888	0.9876	0.9863	0.9849	0.9833	0.9817	0.9797	0.9776	0.9753	0.9726	0.9697	0.9664
67	0.9938	0.9931	0.9924	0.9914	0.9906	0.9896	0.9884	0.9873	0.9859	0.9845	0.9829	0.9812	0.9791	0.9769	0.9744	0.9716	0.9685
68	0.9943	0.9936	0.9928	0.9921	0.9912	0.9904	0.9892	0.9882	0.9869	0.9856	0.9841	0.9824	0.9805	0.9785	0.9761	0.9736	0.9706
69	0.9947	0.9941	0.9934	0.9926	0.9919	0.9910	0.9900	0.9890	0.9878	0.9866	0.9852	0.9837	0.9819	0.9800	0.9778	0.9754	0.9727
70	0.9950	0.9945	0.9939	0.9932	0.9925	0.9917	0.9908	0.9898	0.9887	0.9875	0.9863	0.9849	0.9832	0.9815	0.9794	0.9772	0.9746
71	0.9954	0.9949	0.9943	0.9937	0.9931	0.9923	0.9915	0.9906	0.9896	0.9885	0.9873	0.9860	0.9845	0.9829	0.9809	0.9789	0.9765
72	0.9958	0.9953	0.9948	0.9942	0.9936	0.9929	0.9921	0.9913	0.9904	0.9894	0.9883	0.9871	0.9857	0.9841	0.9824	0.9805	0.9783
73	0.9961	0.9957	0.9952	0.9946	0.9941	0.9935	0.9927	0.9920	0.9912	0.9902	0.9892	0.9881	0.9868	0.9854	0.9838	0.9820	0.9799
74	0.9965	0.9960	0.9956	0.9951	0.9946	0.9940	0.9933	0.9927	0.9918	0.9910	0.9901	0.9890	0.9878	0.9866	0.9851	0.9835	0.9815
75	0.9968	0.9964	0.9960	0.9955	0.9951	0.9945	0.9939	0.9932	0.9925	0.9918	0.9909	0.9900	0.9888	0.9877	0.9863	0.9848	0.9830
76	0.9971	0.9967	0.9963	0.9958	0.9955	0.9950	0.9943	0.9938	0.9932	0.9924	0.9917	0.9908	0.9898	0.9887	0.9874	0.9861	0.9845
77	0.9973	0.9970	0.9966	0.9962	0.9959	0.9954	0.9948	0.9943	0.9937	0.9931	0.9924	0.9916	0.9906	0.9897	0.9886	0.9873	0.9858
78	0.9976	0.9972	0.9970	0.9965	0.9962	0.9958	0.9953	0.9948	0.9942	0.9937	0.9930	0.9924	0.9915	0.9906	0.9895	0.9884	0.9871
79	0.9978	0.9975	0.9972	0.9969	0.9965	0.9962	0.9957	0.9953	0.9947	0.9943	0.9937	0.9930	0.9922	0.9915	0.9905	0.9894	0.9881
80	0.9979	0.9977	0.9974	0.9971	0.9968	0.9965	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9929	0.9922	0.9913	0.9904	0.9892
81	0.9982	0.9979	0.9977	0.9974	0.9972	0.9968	0.9965	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9930	0.9921	0.9913	0.9902
82	0.9983	0.9982	0.9979	0.9976	0.9974	0.9971	0.9968	0.9964	0.9961	0.9957	0.9952	0.9948	0.9942	0.9936	0.9928	0.9921	0.9911
83	0.9985	0.9983	0.9982	0.9978	0.9977	0.9974	0.9970	0.9968	0.9964	0.9960	0.9957	0.9953	0.9947	0.9942	0.9935	0.9928	0.9919
84	0.9987	0.9985	0.9983	0.9981	0.9979	0.9976	0.9974	0.9971	0.9967	0.9965	0.9961	0.9957	0.9952	0.9947	0.9941	0.9935	0.9928
85	0.9988	0.9986	0.9985	0.9982	0.9981	0.9979	0.9976	0.9973	0.9971	0.9968	0.9965	0.9961	0.9956	0.9952	0.9946	0.9941	0.9935

131

APPENDICES

Sub appendix A. 3

Table D

50% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	73	75
25	0.8828	0.8749	0.8665	0.8576	0.8481	0.8382	0.8277	0.8167	0.8052	0.7932	0.7806	0.7676	0.7541	0.7400	0.7254	0.7102	0.6948
26	0.8837	0.8757	0.8673	0.8584	0.8490	0.8391	0.8286	0.8176	0.8062	0.7940	0.7815	0.7685	0.7550	0.7409	0.7263	0.7111	0.6957
27	0.8845	0.8766	0.8682	0.8594	0.8499	0.8399	0.8295	0.8185	0.8071	0.7950	0.7825	0.7695	0.7559	0.7418	0.7273	0.7121	0.6966
28	0.8854	0.8776	0.8691	0.8603	0.8508	0.8409	0.8305	0.8195	0.8080	0.7960	0.7835	0.7704	0.7569	0.7428	0.7282	0.7130	0.6975
29	0.8864	0.8785	0.8702	0.8613	0.8519	0.8420	0.8316	0.8205	0.8091	0.7970	0.7845	0.7715	0.7580	0.7439	0.7293	0.7141	0.6986
30	0.8874	0.8796	0.8712	0.8624	0.8529	0.8430	0.8327	0.8217	0.8102	0.7982	0.7857	0.7726	0.7591	0.7450	0.7304	0.7152	0.6997
31	0.8885	0.8807	0.8723	0.8635	0.8541	0.8442	0.8338	0.8228	0.8114	0.7994	0.7869	0.7739	0.7603	0.7462	0.7316	0.7165	0.7010
32	0.8896	0.8818	0.8735	0.8647	0.8553	0.8454	0.8351	0.8241	0.8126	0.8007	0.7881	0.7751	0.7616	0.7475	0.7329	0.7177	0.7023
33	0.8908	0.8830	0.8747	0.8660	0.8566	0.8467	0.8364	0.8254	0.8140	0.8020	0.7895	0.7765	0.7629	0.7489	0.7343	0.7191	0.7036
34	0.8921	0.8844	0.8761	0.8673	0.8580	0.8481	0.8377	0.8268	0.8154	0.8034	0.7909	0.7779	0.7644	0.7503	0.7357	0.7205	0.7050
35	0.8934	0.8857	0.8774	0.8687	0.8594	0.8495	0.8392	0.8283	0.8169	0.8049	0.7925	0.7795	0.7659	0.7519	0.7373	0.7221	0.7066
36	0.8949	0.8871	0.8789	0.8701	0.8609	0.8511	0.8407	0.8299	0.8185	0.8065	0.7941	0.7811	0.7676	0.7535	0.7389	0.7238	0.7082
37	0.8963	0.8886	0.8804	0.8717	0.8624	0.8527	0.8424	0.8315	0.8201	0.8082	0.7957	0.7828	0.7693	0.7553	0.7406	0.7254	0.7099
38	0.8979	0.8902	0.8820	0.8734	0.8642	0.8544	0.8441	0.8332	0.8219	0.8099	0.7975	0.7846	0.7711	0.7571	0.7425	0.7273	0.7118
39	0.8995	0.8918	0.8837	0.8751	0.8659	0.8562	0.8459	0.8351	0.8238	0.8119	0.7994	0.7865	0.7731	0.7590	0.7444	0.7292	0.7137
40	0.9011	0.8936	0.8855	0.8768	0.8677	0.8580	0.8479	0.8371	0.8257	0.8138	0.8014	0.7885	0.7751	0.7611	0.7465	0.7313	0.7158
41	0.9029	0.8954	0.8873	0.8788	0.8697	0.8600	0.8498	0.8391	0.8278	0.8159	0.8036	0.7907	0.7773	0.7633	0.7487	0.7336	0.7180
42	0.9047	0.8972	0.8893	0.8807	0.8717	0.8621	0.8520	0.8412	0.8300	0.8182	0.8058	0.7930	0.7796	0.7656	0.7510	0.7359	0.7204
43	0.9067	0.8992	0.8913	0.8828	0.8738	0.8642	0.8542	0.8435	0.8323	0.8205	0.8082	0.7953	0.7820	0.7680	0.7535	0.7383	0.7229
44	0.9086	0.9012	0.8934	0.8850	0.8760	0.8665	0.8565	0.8459	0.8347	0.8230	0.8107	0.7979	0.7845	0.7705	0.7560	0.7410	0.7254
45	0.9106	0.9033	0.8955	0.8872	0.8783	0.8689	0.8589	0.8483	0.8372	0.8255	0.8133	0.8005	0.7872	0.7733	0.7588	0.7437	0.7282
46	0.9127	0.9055	0.8978	0.8896	0.8807	0.8714	0.8614	0.8509	0.8399	0.8282	0.8161	0.8033	0.7900	0.7761	0.7616	0.7466	0.7311
47	0.9149	0.9078	0.9001	0.8920	0.8832	0.8739	0.8641	0.8536	0.8426	0.8310	0.8188	0.8062	0.7930	0.7791	0.7647	0.7496	0.7341
48	0.9172	0.9101	0.9025	0.8945	0.8858	0.8765	0.8668	0.8564	0.8455	0.8340	0.8219	0.8093	0.7961	0.7822	0.7678	0.7528	0.7374
49	0.9195	0.9125	0.9050	0.8970	0.8885	0.8793	0.8696	0.8593	0.8485	0.8370	0.8250	0.8124	0.7993	0.7855	0.7711	0.7561	0.7407
50	0.9218	0.9150	0.9076	0.8997	0.8912	0.8822	0.8726	0.8623	0.8516	0.8402	0.8283	0.8157	0.8027	0.7889	0.7747	0.7597	0.7443
51	0.9242	0.9174	0.9102	0.9025	0.8941	0.8851	0.8756	0.8655	0.8548	0.8435	0.8317	0.8192	0.8062	0.7925	0.7783	0.7634	0.7481
52	0.9266	0.9200	0.9129	0.9053	0.8970	0.8881	0.8788	0.8688	0.8582	0.8470	0.8353	0.8229	0.8099	0.7963	0.7821	0.7672	0.7520
53	0.9291	0.9227	0.9156	0.9081	0.9000	0.8913	0.8820	0.8721	0.8617	0.8506	0.8389	0.8267	0.8138	0.8002	0.7861	0.7713	0.7561
54	0.9317	0.9254	0.9185	0.9111	0.9031	0.8945	0.8854	0.8756	0.8653	0.8543	0.8428	0.8306	0.8178	0.8044	0.7903	0.7756	0.7604
55	0.9343	0.9281	0.9213	0.9141	0.9062	0.8978	0.8888	0.8792	0.8691	0.8582	0.8467	0.8347	0.8221	0.8087	0.7947	0.7801	0.7650

132

APPENDICES

Sub appendix A. 3

Table D

50% Joint and Survivor Without Pop-Up

CEI Participants

Age of Pensioner

	59	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75
56	0.9368	0.9309	0.9242	0.9172	0.9095	0.9012	0.8924	0.8829	0.8729	0.8621	0.8508	0.8390	0.8264	0.8132	0.7993	0.7847	0.7698
57	0.9394	0.9336	0.9272	0.9203	0.9128	0.9047	0.8960	0.8867	0.8769	0.8662	0.8551	0.8434	0.8310	0.8179	0.8041	0.7896	0.7747
58	0.9421	0.9364	0.9302	0.9235	0.9162	0.9083	0.8998	0.8906	0.8810	0.8705	0.8595	0.8480	0.8356	0.8227	0.8091	0.7947	0.7799
59	0.9448	0.9393	0.9332	0.9267	0.9196	0.9118	0.9035	0.8946	0.8851	0.8749	0.8641	0.8526	0.8405	0.8278	0.8142	0.8000	0.7854
60	0.9474	0.9420	0.9362	0.9299	0.9230	0.9154	0.9074	0.8986	0.8894	0.8793	0.8687	0.8575	0.8456	0.8329	0.8196	0.8056	0.7910
61	0.9500	0.9449	0.9393	0.9331	0.9264	0.9192	0.9113	0.9028	0.8937	0.8839	0.8735	0.8625	0.8508	0.8383	0.8252	0.8113	0.7969
62	0.9526	0.9477	0.9423	0.9364	0.9299	0.9228	0.9152	0.9069	0.8981	0.8885	0.8784	0.8676	0.8561	0.8439	0.8309	0.8172	0.8030
63	0.9553	0.9505	0.9453	0.9396	0.9334	0.9265	0.9192	0.9111	0.9026	0.8932	0.8833	0.8727	0.8615	0.8495	0.8368	0.8233	0.8093
64	0.9577	0.9532	0.9483	0.9429	0.9368	0.9302	0.9231	0.9153	0.9070	0.8979	0.8883	0.8780	0.8670	0.8553	0.8428	0.8295	0.8158
65	0.9602	0.9559	0.9512	0.9460	0.9402	0.9339	0.9271	0.9196	0.9115	0.9027	0.8934	0.8833	0.8726	0.8611	0.8489	0.8359	0.8224
66	0.9627	0.9586	0.9541	0.9491	0.9436	0.9376	0.9310	0.9238	0.9159	0.9075	0.8984	0.8887	0.8783	0.8671	0.8551	0.8425	0.8291
67	0.9651	0.9612	0.9569	0.9522	0.9469	0.9411	0.9348	0.9279	0.9204	0.9122	0.9035	0.8940	0.8839	0.8731	0.8614	0.8490	0.8360
68	0.9674	0.9637	0.9596	0.9552	0.9502	0.9447	0.9386	0.9320	0.9248	0.9169	0.9085	0.8994	0.8896	0.8790	0.8678	0.8557	0.8429
69	0.9696	0.9661	0.9623	0.9581	0.9534	0.9481	0.9424	0.9360	0.9291	0.9216	0.9135	0.9047	0.8953	0.8851	0.8741	0.8623	0.8500
70	0.9717	0.9685	0.9648	0.9609	0.9564	0.9514	0.9460	0.9400	0.9334	0.9262	0.9185	0.9100	0.9009	0.8911	0.8804	0.8690	0.8570
71	0.9737	0.9708	0.9674	0.9636	0.9594	0.9547	0.9496	0.9438	0.9376	0.9307	0.9233	0.9153	0.9065	0.8971	0.8869	0.8758	0.8641
72	0.9757	0.9729	0.9697	0.9662	0.9622	0.9578	0.9530	0.9476	0.9417	0.9351	0.9280	0.9204	0.9120	0.9029	0.8931	0.8825	0.8712
73	0.9776	0.9750	0.9720	0.9687	0.9650	0.9608	0.9563	0.9512	0.9456	0.9395	0.9327	0.9254	0.9174	0.9087	0.8993	0.8890	0.8782
74	0.9794	0.9769	0.9742	0.9711	0.9677	0.9638	0.9595	0.9547	0.9494	0.9436	0.9372	0.9303	0.9227	0.9145	0.9054	0.8956	0.8852
75	0.9811	0.9788	0.9763	0.9734	0.9701	0.9665	0.9626	0.9580	0.9531	0.9476	0.9416	0.9351	0.9279	0.9200	0.9114	0.9020	0.8920
76	0.9826	0.9806	0.9782	0.9755	0.9726	0.9691	0.9654	0.9613	0.9566	0.9515	0.9459	0.9397	0.9329	0.9254	0.9172	0.9083	0.8988
77	0.9841	0.9822	0.9800	0.9776	0.9748	0.9716	0.9682	0.9643	0.9600	0.9552	0.9498	0.9441	0.9377	0.9306	0.9228	0.9143	0.9053
78	0.9854	0.9837	0.9817	0.9795	0.9769	0.9740	0.9708	0.9672	0.9632	0.9587	0.9537	0.9483	0.9422	0.9356	0.9283	0.9202	0.9116
79	0.9868	0.9852	0.9833	0.9813	0.9789	0.9762	0.9732	0.9699	0.9662	0.9619	0.9573	0.9522	0.9466	0.9403	0.9335	0.9259	0.9178
80	0.9880	0.9865	0.9848	0.9829	0.9808	0.9783	0.9755	0.9724	0.9690	0.9650	0.9608	0.9560	0.9508	0.9449	0.9384	0.9313	0.9236
81	0.9891	0.9877	0.9861	0.9845	0.9824	0.9802	0.9777	0.9748	0.9717	0.9680	0.9640	0.9596	0.9547	0.9493	0.9432	0.9365	0.9292
82	0.9901	0.9888	0.9875	0.9859	0.9841	0.9819	0.9796	0.9770	0.9741	0.9707	0.9671	0.9629	0.9584	0.9534	0.9477	0.9414	0.9346
83	0.9910	0.9899	0.9886	0.9872	0.9855	0.9836	0.9816	0.9791	0.9764	0.9733	0.9699	0.9662	0.9619	0.9572	0.9519	0.9460	0.9397
84	0.9918	0.9908	0.9896	0.9884	0.9869	0.9851	0.9833	0.9810	0.9786	0.9757	0.9726	0.9691	0.9652	0.9608	0.9560	0.9504	0.9445
85	0.9927	0.9918	0.9907	0.9895	0.9882	0.9865	0.9848	0.9828	0.9806	0.9779	0.9750	0.9719	0.9683	0.9643	0.9597	0.9547	0.9492

133

APPENDICES

Sub appendix A-4

Domestic Partner Benefits Including a Pre-Retirement Domestic

Partner Survivor Annuity and a

Post-Retirement Domestic Partner Survivor Annuity Benefit

Charge for Pre-Retirement Survivor Annuity Coverage

Age Group	Charge Per Year of Coverage
<30	0.02%
30-34	0.04%
35-39	0.06%
40-44	0.07%
45-49	0.10%
50-54	0.15%
55-59	0.30%
60-64	0.60%
65-69	1.15%

The factors per year of coverage shall be pro-rated for months of coverage in the established age ranges in a manner determined by the Plan Administrator.

Factors for Post-Retirement Survivor Annuity Benefit

The factors applicable to both CECONY Participants and CEI Participants are the factors labeled “Actuarial Factors Applicable to CEI Participants.” The factors applicable to O&R Participants are the updated O&R factors.

134

The Consolidated Edison Retirement Plan Part II (b)

THE

CONSOLIDATED

EDISON

RETIREMENT PLAN

Part II (b)

i

The Consolidated Edison Retirement Plan Part II (b)

Subject to the Following Amendments and Clarifications:

• Clarified on May 2, 2002;

• Amended December 13, 2001;

• Amended April 2003 In Accordance with IRS Issuance of Favorable Determination Letter;

• Amended August 2004 for 2004 Agreement Between Local Union 503 of the International Brotherhood of Electrical Workers, AFL0-CIO and O&R;

• Amended August 2004 for O&R Management Employees Changes Concurrent with O&R Hourly Employees;

• Amended August 2004 for the 2004-2008 Collective Bargaining Agreement Between Consolidated Edison Company of New York, Inc and Local 1-2 of the Utility Workers Union of America, AFL-CIO;

• Amended July 2004 to Update Factors - O&R Optional Forms;

• Amended and Restated November 2004 for Miscellaneous Changes;

• Amended September 2005 for the 2005-2009 Collective Bargaining Contract Between Consolidated Edison Company of New York, Inc. and Local Union No. 3 of the International Brotherhood of Electrical Workers, AFL-CIO;

• Amended November 2008 In Accordance with the September 23, 2008 IRS Favorable Determination Letter;

• Restated as of January 31, 2007 in Accordance with Revenue Procedure 2005-66 and Notice 2005-101;

The Consolidated Edison Retirement Plan Part II (b)

• The January 2007 Restatement Reflects Changes Under EGTRRA, with Technical Corrections Made by the (i) Job Creation and Worker Assistance Act of 2002 (JCWAA), (ii) the Pension Funding Equity Act of 2004 (PFEA), and (iii) the American Jobs Creation Act of 2004 (AJCA);

• Amended December 2008 for (i) Domestic Partner Benefits, (ii) Accelerated Vesting for Cash Balance and (iii) 75% QJSA Option;

• Amended December 2008 for the 2008-2012 Collective Bargaining Contract Between Consolidated Edison Company of New York, Inc. and Local 1-2 of the Utility Workers Union of America, AFL-CIO;

• Amended December 2008 for a Special Pension Accrual for CECONY Management Employees;

• Amended in 2011 for Submission to the IRS for a Favorable Determination Letter Under Revenue Procedure 2011-6, Taking Into Account: (i) the Pension Protection Act of 2006 (PPA ‘06), (ii) the U.S. Troop Readiness, Veterans’ Care, Katrina Recovery, and Iraq Accountability Appropriations Act, 2007, (iii) the Heroes Earnings Assistance and Relief Tax Act of 2008 (HEART Act), (iv) the Worker, Retiree, and Employer Recovery Act of 2008 (WRERA), and (v) the Small Business Jobs Act of 2010 (SBJA).

The Consolidated Edison Retirement Plan Part II (b)

APPENDICES in PART II (b)

TABLE OF CONTENT

APPENDIX A		1

APPENDIX B - Employers		2

B.1	List of Participating Employers	2

APPENDIX C - Provisions Applicable to O&R Management Participants Transferred Directly to or Hired Directly by CECONY or a CEI Affiliate		5

C.1	Scope of Appendix C	5

C.2	Determination of Pension Allowance for Transferred O&R Management Participants	5

APPENDIX D - Provisions Applicable to Participants Employed at Facilities Purchased from Western Massachusetts Electric Company		9

D.1	Effective Date and Scope of Appendix D	9

D.2	WMECO Employees Hired on or after January 1, 2000	9

D.3	Benefit Provisions Applicable to WMECO Employees Prior to January 1, 2000	9

APPENDIX E - Determination of Amounts Payable from 401(h) Account		11

E.1	Amount Payable from 401(h) Account	11

E.2	Time and Manner of Payment from 401(h) Account	13

APPENDIX F - Normal Retirement Benefit Formulas For CECONY Weekly Participants For CECONY Management Participants and For O&R Participants		14

F.1	Benefit Formula for CECONY Weekly Participants	14

F.2	Benefit Formula for CECONY Management Participant	17

F.3	Benefit Formula for O&R Participant	20

APPENDIX G - Special Pension Adjustment		27

G.1	Special Pension Adjustment	27

The Consolidated Edison Retirement Plan Part II (b)

APPENDIX H - Provisions Applicable to CECONY Participants at Fossil-Fueled Divested Operations		28

H.1	Effective Date and Scope of Appendix H	28

H.2	Treatment of CECONY Participants at Divested Operations	28

APPENDIX I - Provisions Applicable to O&R Participants Under O&R’s Pension Protection Program		1

I.1	Definitions The following words and phrases as used in this Appendix I shall have the meaning indicated below:	1

I.2	Protections under the Program	3

I.3	Limitations of the Program and Special Rules	6

APPENDIX J - Provisions Applicable to Affected Indian Point (“IP”) Employees		20

J.1	Effective Date and Scope of Appendix J	20

J.2	Treatment of Affected IP Employee	20

APPENDIX K - Provisions Applicable to CECONY Support Employee re Voluntary Retirement Incentive—Support Organizations Program		22

K.1	Effective Date and Scope of Appendix K	22

K.2	CECONY Support Employees	22

K.3	Eligibility Criteria	22

K.4	Retirement under Voluntary Retirement Incentive – Support Organizations Program	23

K.5	Special Retirement Benefits under Voluntary Retirement Incentive - Support Organizations	23

K.6	Treatment of Certain Employees Retiring after March 31, 1999 but prior to August 1, 1999	27

K.7

Voluntary Nature of Retirement Incentive; Acceptance and Release No Employee shall be obligated to accept any retirement incentive, and an Employee’s election to accept the retirement incentive described in this Appendix K shall be purely voluntary. As a condition to an Employee’s receipt of the additional benefits described in this Appendix K, CECONY shall have the right to obtain from the Employee a waiver and or release of claims against CECONY and/or the Plan, based upon or arising out of termination of employment, consistent with the requirements of the federal Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act

		28

v

The Consolidated Edison Retirement Plan Part II (b)

K.8	Support Departments for Purposes of Appendix K For purposes of this Appendix K, the following departments shall be deemed to have provided support to the Divestiture Operation: Central Services; Finance; Law; Central Public Affairs; Energy Management; and Fossil Power Engineering, Construction and Support	28

APPENDIX L		29

APPENDIX M Provisions Applicable to Participants Employed at the Lakewood Plant		35

M.1	Effective Date and Scope of Appendix M	35

M.2	Lakewood Participants	35

M.3	Benefit Provisions Applicable to Lakewood Participants as of June 1, 2000	35

APPENDIX N List of Annual Incentive Plans Approved By the Plan Administrator

The Consolidated Edison Retirement Plan Part II (b)

Name of Appendix
Appendix B	Employers	B-1

Appendix C	Provisions Applicable to O&R Participants Transferred to or Hired by CECONY or a CEI Affiliate	C-1 to C-4

Appendix D	Provisions Applicable to Participants Employed at Facilities Purchased From Western Massachusetts Electric Company	D-1 to D-2

Appendix E	Determination of Amounts Payable from 401(h) Account	E-1-E-2

Appendix F	Normal Retirement Benefit	F-

Appendix G	Special Pension Adjustment	G

Appendix H	Provisions Applicable to CECONY Participants at Fossil-Fueled Divested Operations	H-1 to H-2

Appendix I	Provisions Applicable to O&R Participants under O&R Pension Protection Program	I-1 to I-14

Appendix J	Provisions Applicable to Affected Indian Point (IP Employees	J-1 to J-2

Appendix K	Provision Applicable to Voluntary Retirement Incentive – Support	K-1 to K-7

Appendix L	Sample Illustrations of O&R PBA	L-1 to L-3

Appendix M	Provisions Applicable to Participants Employed at the Lakewood Plant	M-1

Appendix N	List of the Annual Incentive Plans of the Competitive Energy Businesses that have been Approved by the Plan Administrator	N-1

The Consolidated Edison Retirement Plan Part II (b)

APPENDIX A

See Appendices Part II (a)

1

The Consolidated Edison Retirement Plan Part II (b)

APPENDIX B

Employers

B.1 List of Participating Employers

The following sets forth (a) the Affiliates, other than CECONY, that are Employers, (b) the effective date of each Employer’s participation; and (c) if applicable, which Employees are either newly covered Participants or continue their participation in the Plan. The list of Employers is subject to change from time to time. Effective January 1, 2007, CEI Participants who began employment at CECONY or O&R and who are transferred directly to an Affiliate will retain their participation status as CEI Participants at the Affiliates. Effective as of October 2004, the Board of Trustees has approved the participation of the Affiliates who are Affiliates as of that date.

Name of Company	Effective Date of Participation	Eligible Employees	Effective Date of Termination

Consolidated Edison Development, Inc.	May 1, 1996	CECONY Transferred Participants

2

The Consolidated Edison Retirement Plan Part II (b)

Name of Company	Effective Date of Participation	Eligible Employees	Effective Date of Termination

Consolidated Edison Development, Inc.	May 1, 1996	CECONY Transferred Participants

Consolidated Edison Solutions, Inc.	June 1, 2000	Lakewood Participants	Lakewood was sold to an unrelated third party and not a member of the CEI Controlled Group as of May 2008. All benefit accruals and credits ceased as of the sale date. (May 7, 2008)

Consolidated Edison Solutions, Inc.	May 1, 1997	CECONY Transferred Participants

Consolidated Edison Communications, Inc.	February 1, 1999	CECONY Transferred Participants	March 1, 2006

Consolidated Edison Energy, Inc.	March 1, 1998	CECONY Transferred Participants

Orange and Rockland Utilities, Inc.	July, 1999	Transferred O&R Management Participants

	January 1, 2001	O&R Management Participants, O&R Hourly Participants, CEI Participants

3

The Consolidated Edison Retirement Plan Part II (b)

Name of Company	Effective Date of Participation	Eligible Employees	Effective Date of Termination

Consolidated Edison Energy Massachusetts, Inc.	July 18, 1999	Employees who were employed by WMECO at the WMECO Facilities, who became CEEM Employees upon the acquisition of the WMECO Facilities by CEEM and any Employee hired by CEEM after July, 1999 to work at the WMECO Facilities.	WMECO was sold to an unrelated third party and not a member of the CEI Controlled Group as of May 2008. All benefit accruals and credits ceased as of the sale date.

Competitive Shared Services, Inc.	January 1, 2004	Only CECONY Transferred Participants, Transferred O&R Management Participants and CEI Participants

4

The Consolidated Edison Retirement Plan Part II (b)

APPENDIX C

Provisions Applicable to O&R Management Participants

Transferred Directly to or Hired Directly by

CECONY or a CEI Affiliate

C.1 Scope of Appendix C

The Pension Allowance payable to an Employee who (i) transfers directly, without a break in employment, from O&R after O&R became an Affiliate or (ii) is hired by CECONY or a CEI Affiliate on or after O&R became an Affiliate and in all cases had been first an O&R Management Participant (“Transferred O&R Management Participant”) shall be determined in accordance with the provisions of this Appendix C.

C.2 Determination of Pension Allowance for Transferred O&R Management Participants

(a) CECONY Post-Transfer Benefit The Pension Allowance payable to a Transferred O&R Management Participant, or to the Surviving Spouse of a Transferred O&R Participant, shall be determined initially in accordance with the pension formula applicable to a CECONY Management Participant set forth in Appendix F, Section F.2. For the purpose of that benefit determination: (1) the Transferred O&R Management Participant’s Vesting Service shall be determined as if O&R had, at all times, been an Affiliate; (2) the Transferred O&R Management Participant’s number of Years of Accredited Service applicable in the CECONY Management Participant’s formula shall be determined by disregarding all periods of employment with O&R prior to the date on

5

The Consolidated Edison Retirement Plan Part II (b)

which he or she became a Transferred O&R Management Participant; and (3) for the purpose of determining the applicability of the percentage multipliers specified in the CECONY Management Participant formula in Appendix F, Sections F.2(A)(a)(i),(ii),(iii), and (iv), and for the purpose of determining his or her eligibility for, but not the amount of, early retirement benefits in accordance with the CECONY Management Participant formula, his or her Accredited Service shall be determined by treating his or her employment with O&R as if it were employment as a CECONY Management Participant. Accredited Service as a Transferred O&R Management Participant, for purposes of this calculation, is not counted for the purpose of determining the amount of any early retirement benefits. No portion of the Pension Allowance determined in accordance with this subparagraph will be payable to the Transferred O&R Management Participant or to the Surviving Spouse of the Transferred O&R Management Participant, except to the extent provided in Section C.2(c).

(b) Frozen O&R Benefit The Pension Allowance payable to the Transferred O&R Management Participant, or to the Surviving Spouse of the Transferred O&R Participant, under the terms and formula of the O&R Plan or of the O&R Benefit Formula included in this Plan, whichever plan formula is applicable (the “O&R Formula”), as of the date of becoming a Transferred O&R Management Participant (“Transfer Date”), shall be determined as if the Transferred O&R Management Participant had terminated employment from O&R on the Transfer Date. The Transferred O&R Management Participant’s period of employment as a CECONY Management Participant shall be taken into account: (1) in determining whether his or

6

The Consolidated Edison Retirement Plan Part II (b)

her accrued benefit under the O&R Formula is non-forfeitable, (2) in determining his or her eligibility for early retirement under the O&R Formula, and (3) in determining whether and to what extent the benefit under the O&R Formula is subject to reduction for commencement prior to Normal Retirement Age.

(c) O&R All Service Benefit The amount payable to the Transferred O&R Participant, or to the Surviving Spouse of the Transferred O&R Management Participant, will be determined under the terms of the O&R Plan or the formula for O&R Participants in Appendix F, Section F3, whichever is applicable, determined as if the Transferred O&R Management Participant had remained an O&R Management Participant throughout the period that he or she was a CECONY Management Participant.

(d) The Transferred O&R Management Participant’s Pension Allowance shall be the greater of (1) the CECONY Post Transfer Benefit, plus the Frozen O&R Benefit, or (2) the O&R All Service Benefit.

(e) For the purpose of determining the CECONY Post Transfer Benefit, the Frozen O&R Benefit and the O&R All Service Benefit, each benefit shall be expressed as an annuity for the life of the Transferred O&R Management Participant, or the Surviving Spouse of the Transferred O&R Management Participant, as applicable, commencing on the later of (i) the first day of the month following the Transferred O&R Management Participant’s termination of employment, or (ii) the first date on which annuity payments to the Transferred O&R Participant, or the Surviving Spouse of the Transferred O&R Management Participant, as applicable, are payable in accordance with the terms of the O&R Management Participant formula in Appendix F, Section F.3.

7

The Consolidated Edison Retirement Plan Part II (b)

(f) A Transferred O&R Management Participant may elect an optional form of benefit as provided under Section 5.02 available to CECONY Participants for any benefits payable determined in accordance with Section C.2(a) and available to an O&R Participant for any benefits payable determined in accordance with Sections C.2(b) or C.2(c).

(g) A Transferred O&R Management Participant shall receive the cost of living adjustment applicable to CECONY Participants under Article XI of the Plan with respect to any benefits payable determined in accordance with Section C.2 (a) of this Appendix C, and the cost of living adjustment applicable to O&R Participants under Article XI of the Plan with respect to any benefits payable determined in accordance with Sections C.2(b) or C.2(c) of this Appendix C.

8

The Consolidated Edison Retirement Plan Part II (b)

APPENDIX D

Provisions Applicable to Participants Employed at

Facilities Purchased from

Western Massachusetts Electric Company

D.1 Effective Date and Scope of Appendix D

This Appendix D shall be effective as of July 18, 1999, the closing date of the acquisition of the electric power generation facilities of Western Massachusetts Electric Company (“WMECO Facilities”) by Consolidated Edison Energy Massachusetts, Inc. (“CEEMI”). CEEMI had been a wholly-owned subsidiary of Consolidated Edison Energy, Inc., which itself is an Affiliate of the Company. CEEMI is now a wholly-owned subsidiary of Consolidated Edison Development, Inc., which is also an Affiliate of the Company.

D.2 WMECO Employees Hired on or after January 1, 2000

For purposes of this Appendix D, the term “WMECO Employee” means an Eligible Employee who is employed at the WMECO Facilities. A WMECO Employee hired on or after January 1, 2000, shall be a CEI Participant, and shall receive the benefit determined under the formula for a CEI Participant set forth in Article IV of the Plan.

D.3 Benefit Provisions Applicable to WMECO Employees Prior to January 1, 2000

Notwithstanding any provision to the contrary, the benefits payable to a WMECO Employee who was employed at the WMECO Facilities prior to January 1, 2000 (“WMECO Participant”) shall be determined solely in accordance with the terms of this

9

The Consolidated Edison Retirement Plan Part II (b)

Appendix D. The Pension Allowance payable from the Plan to a WMECO Participant shall be equal to the excess of (i) an amount determined in accordance with the provisions of the Northeast Utilities Service Company Retirement Plan, as in effect on July 18, 1999, (“NU Plan”) determined as if the WMECO Participant had remained a participant in the NU Plan until his or her termination of employment from an Employer, over (ii) the amount actually payable to such WMECO Participant from the NU Plan, determined by taking into account his or her termination from employment as of July 18, 1999 and as if he or she elected to commence receipt of his or her Pension Allowance on the same Annuity Starting Date as the date benefits commence under the NU Plan. Each WMECO Participant shall be 100% vested in and have a non-forfeitable right to his or her Pension Allowance.

D.4 Termination of participation of WMECO Employees

In May 2008, as a result of a corporate transaction that resulted in the spin off and sale of the Western Massachusetts Electric Company to an unrelated third party, each WMECO Participant’s participation in the Retirement Plan was terminated.

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The Consolidated Edison Retirement Plan Part II (b)

APPENDIX E

Determination of Amounts Payable from 401(h) Account

E.1 Amount Payable from 401(h) Account

Pursuant to Section 12.06, payment shall be made from the 401(h) Account to provide benefits under the Retiree Health Plan for eligible CECONY Management Participants, CECONY Transferred Participants, and CEI Participants employed by CECONY (“CECONY Management Retiree Health Participants”) and their covered dependents and for eligible CECONY Weekly Participants (“CECONY Weekly Retiree Health Participants”) and their covered dependents. The CECONY Management Retiree Health Participants and the CECONY Weekly Retiree Health Participants shall be referred to hereinafter as the “CECONY Retiree Health Participants”. In any Plan Year, the 401(h) Account will pay benefits for CECONY Management Retiree Health Participants if and only to the extent that the total amount payable for such benefits exceeds the sum of (i) the amount of contributions required from the CECONY Management Retiree Health Participants for such Plan Year, plus (ii) the product of $3,000 times the number of CECONY Management Retiree Health Participants determined as of the beginning of such Plan Year.

In any Plan Year, the 401(h) Account will pay benefits for CECONY Weekly Retiree Health Participants, if and only to the extent that the total amount payable for such benefits exceeds the sum of (i) the amount of contributions required from the CECONY Weekly Retiree Health Participants for such Plan Year, plus (ii) the product of $4,000 times the number of CECONY Weekly Retiree Health Participants determined as of the beginning of such Plan Year.

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The Consolidated Edison Retirement Plan Part II (b)

For the purpose of the foregoing sentences, the term “Retiree Health Participant” shall not mean a “key employee”, within the meaning of Code Section 416(i). The term “CECONY Retiree Health Participant” includes the spouse of such a CECONY Retiree Health Participant, provided that such spouse is eligible for benefits under the Retiree Health Plan, and the Surviving Spouse of such a CECONY Retiree Health Participant, provided that such Surviving Spouse is eligible for benefits under the Retiree Health Plan.

Effective January 1, 2007, retiree health benefits for CECONY Management Retiree Health Participants are first paid out of the VEBA Trust. To the extent retiree benefits payable to CECONY Management Retiree Health Participants exceed the amount available for benefits from the VEBA Trust, covered retiree health benefits will be paid out of the 401(h) account. Effective as of January 1, 2007, the 401(h) Account will pay benefits for CECONY Weekly Retiree Health Participants, if and only to the extent that the total amount payable for such benefits exceeds the sum of (i) the amount of contributions required from the CECONY Weekly Retiree Health Participants for such Plan Year, plus (ii) the product of $5,000 times the number of CECONY Weekly Retiree Health Participants determined as of the beginning of such Plan Year.

In accordance with Code Section 401(h), the Plan’s investments in the 401(h) account may not be used for, or diverted to, any purpose other than providing health benefits for retirees and their beneficiaries.

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The Consolidated Edison Retirement Plan Part II (b)

E.2 Time and Manner of Payment from 401(h) Account

All payments made from the 401(h) Account to provide benefits under the Retiree Health Plan shall be made at the time and in the manner directed by the Plan Administrator.

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The Consolidated Edison Retirement Plan Part II (b)

APPENDIX F

Normal Retirement Benefit Formulas For CECONY Weekly Participants,

CECONY Management Participants and O&R Participants

F.1	Benefit Formula for CECONY Weekly Participants

A.	Normal Retirement Benefit for a CECONY Weekly Participant (member of Local 1-2 and member of Local 3)

(a) The annual normal retirement Pension Allowance payable upon retirement on or after Normal Retirement Date to a CECONY Weekly Participant whose employment with the Company or an Affiliate commenced on or after January 1, 1990 shall be equal to the sum of (i), (ii) and (iii):

(i)	1.5% of the Participant’s Final Average Pay multiplied by his or her Years of Accredited Service not in excess of 24;

(ii)	2.0% of such Final Average Pay multiplied by his or her Years of Accredited Service in excess of 24 but not in excess of 30;

(iii)	0.5% of such Final Average Pay multiplied by his or her Years of Accredited Service in excess of 30 years.

Solely for determining Years of Accredited Service in Sections F.1.A. (a) (i), (ii) and (iii), above, periods of less than 12 months shall be a prorated part of a Year of Accredited Service.

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The Consolidated Edison Retirement Plan Part II (b)

(b) The annual normal retirement Pension Allowance payable upon retirement on or after Normal Retirement Date to a CECONY Weekly Participant who (i) terminated employment from CECONY during the month of June 1989; (ii) was in the employ of CECONY at any time during the period from July 1, 1989 through December 31, 1989; or (iii) terminated employment from CECONY with a right to a vested Pension Allowance prior to July 1, 1989 and is re-employed and repays any Cash Out shall be equal to the greater of (i) or (ii):

(i)	the Pension Allowance determined under F.1.A.(a) above or;

(ii)	the Pension Allowance determined by computing 2.2% of Total Salary and increasing the result by 0.125% for each calendar month of Accredited Service in excess of 30 years.

(c) There is a special benefit that applies only to each CECONY Weekly Employee who is a member of Local 1-2 (“Local 1-2 Participant”) and actively employed on and after July 1, 2008. If the Local 1-2 Participant meets certain age and service requirements during a one-time designated time period (“Designated Period”), she or he will earn an additional one-time accrual (“Special Accrual”) during the Designated Period The Special Accrual applies only to the Final Average Pay formula in F.1.A.(a) above and not to the Total Compensation or Total Pay Formula.

(i)

Each actively employed Local 1-2 Participant who, at any time before or during the “Designated Period,” attained or attains age 55 and is credited with 30 years of Accredited Service (“Age and Service Requirement”) will earn an additional accrual (“Special Accrual”) for each month of

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The Consolidated Edison Retirement Plan Part II (b)

Accredited Service earned during the Designated Period. The Local 1-2 Participant begins accruing a Special Accrual beginning in the month in which she or he meets the Age and Service Requirement during the Designated Period.

(ii)	The Designated Period begins on July 1, 2008, and permanently ends on June 30, 2012.

(iii)	The Special Accrual is an additional pension accrual equal to 0.5% multiplied by his/her Accredited Service earned in the Designated Period multiplied by his or her Final Average Pay in the Designated Period.

(iv)	The Special Accrual is added to the normal pension accruals under the Final Average Pay formula that the Local 1-2 Participant will receive during the Designated Period. The Special Accrual is frozen at the end of the Designated Period. This means that even if the Local 1-2 Participant remains actively employed following the end of the Designated Period and his or her Annual Compensation increases after the Designated Period and the increased Annual Compensation is used to calculate his or her final Pension Allowance, the Special Accrual does not increase. The Special Accrual will not take into account his or her subsequent increase in Annual Compensation following the Designated Period.

(v)

The Special Accrual applies only for Accredited Service in the Designated Period during which the Local 1-2 Participant meets the Age and Service Requirement. The Special Accrual applies prospectively and there is no

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The Consolidated Edison Retirement Plan Part II (b)

“past service adjustment.” This means that a Local 1-2 Participant who had attained age 55 and had more than 30 years of Accredited Service on the first month of the Designated Period does not get past service credit for any years of Accredited Service over 30 years. He or she is only entitled to the Special Accrual for his or her Accredited Service earned during the Designated Period.

F.2	Benefit Formula for CECONY Management Participant

A.	Normal Retirement Benefit for CECONY Management Participant

(a) The annual normal retirement Pension Allowance payable upon retirement on or after Normal Retirement Date to a CECONY Management Participant whose employment with CECONY commenced on or after January 1, 1990 and prior to January 1, 2001 or to any such CECONY Management Participant who was employed prior to January 1, 2001, and terminated with a vested Pension Allowance, is re-employed and repays, if applicable, his or her Cash Out shall be equal to the sum of (i), (ii), (iii), and (iv):

(i)	1.5% of the CECONY Management Participant’s Final Average Salary multiplied by his or her Years of Accredited Service not in excess of 24;

(ii)	2.0% of such Final Average Salary multiplied by his or her Years of Accredited Service in excess of 24 but not in excess of 30;

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The Consolidated Edison Retirement Plan Part II (b)

(iii)	0.35% of such Final Average Salary in excess of the Social Security Taxable Wage Base multiplied by his or her Years of Accredited Service not in excess of 30; and

(iv)	0.5% of such Final Average Salary multiplied by his or her Years of Accredited Service in excess of 30 years.

Solely for determining Years of Accredited Service in subsections (a) (i), (ii), (iii) and (iv), above periods of less than 12 months shall be a prorated part of a Year of Accredited Service.

(b) The annual normal retirement Pension Allowance payable upon retirement on or after Normal Retirement Date to a CECONY Management Participant, whose employment with the Employer commenced prior to January 1, 1983 and who was on the Employer’s active payroll during 1989, or who terminated employment with a right to a vested Pension Allowance prior to December 31, 1982 and was thereafter re-employed and repaid any Cash Out received shall be equal to the greater of (i) or (ii):

(i)	the Pension Allowance determined under F.2.A.(a) above;

(ii)	the benefit determined by computing 2.2% of Total Salary and increasing the result by 0.125% for each calendar month of Accredited Service in excess of 30 years.

(c) There is a special benefit that applies only to each CECONY Management Participant who is actively employed on and after December 1, 2008. If the CECONY Management Participant meets certain age and service requirements during a one-time designated time period (“Designated Period”), she or he will earn an additional one-time

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The Consolidated Edison Retirement Plan Part II (b)

accrual (“Special Accrual”) during the Designated Period The Special Accrual applies only to the Final Average Salary formula in F.2.A.(a) above and not to the Total Compensation formula.

(i)	Each actively employed CECONY Management Participant who, at any time before or during the “Designated Period,” attained or attains age 55 and is credited with 30 years of Accredited Service (“Age and Service Requirement”) will earn an additional accrual (“Special Accrual”) for each month of Accredited Service earned during the Designated Period. The CECONY Management Participant begins accruing a Special Accrual beginning in the month in which she or he meets the Age and Service Requirement during the Designated Period.

(ii)	The Designated Period begins on January 1, 2009, and permanently ends on June 30, 2012.

(iii)	The Special Accrual is an additional pension accrual equal to 0.5% multiplied by his/her Accredited Service earned in the Designated Period multiplied by his or her Final Average Salary in the Designated Period.

(iv)

The Special Accrual is added to the normal pension accruals under the Final Average Salary formula that the CECONY Management Participant will receive during the Designated Period. The Special Accrual is frozen at the end of the Designated Period. This means that even if the CECONY Management Participant remains actively employed following the end of the Designated Period and his or her Annual Compensation increases after

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The Consolidated Edison Retirement Plan Part II (b)

the Designated Period and the increased Annual Compensation is used to calculate his or her final Pension Allowance, the Special Accrual does not increase. The Special Accrual will not take into account his or her subsequent increase in Annual Compensation following the Designated Period.

(v)	The Special Accrual applies only for Accredited Service in the Designated Period during which the CECONY Management Participant meets the Age and Service Requirement. The Special Accrual applies prospectively and there is no “past service adjustment.” This means that a CECONY Management Participant who had attained age 55 and had more than 30 years of Accredited Service on the first month of the Designated Period does not get past service credit for any years of Accredited Service over 30 years. He or she is only entitled to the Special Accrual for his or her Accredited Service earned during the Designated Period.

F.3	Benefit Formula for O&R Participant

A.	Normal Retirement Benefit for O&R Participant

The annual normal retirement Pension Allowance payable upon retirement on or after the Normal Retirement Date to an O&R Participant shall be as follows.

(a) For an O&R Participant who retires on or after July 1, 1997 and on or before January 1, 2001:

(i)	Calculation of “future service”: 2% of O&R Participant’s Annual Compensation received during his or her Accredited Service for each Year of Accredited Service after December 31, 1992, provided that the amount shall be computed as if Accredited Service had continued and he or she had received Annual Compensation at the rate being paid to him or her immediately prior to retirement for an additional two (2) years after retirement, plus

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The Consolidated Edison Retirement Plan Part II (b)

(ii)	Calculation of “past service”: (x) 1 1⁄2% of O&R Participant’s Annual Compensation as of January 1, 1993, multiplied by (y) the number of Years of Accredited Service prior to January 1, 1993, but not less than

(iii)	the Pension Allowance accrued up to January 1, 1993.

(b) For an O&R Participant who retires after January 1, 2001 and on or before January 1, 2003:

(i)	Calculation of “future service”: 2% of O&R Participant’s Annual Compensation received during his or her Accredited Service for each Year of Accredited Service after December 31, 1995, provided that the amount shall be computed as if Accredited Service had continued and he or she had received Annual Compensation at the rate being paid to him or her immediately prior to retirement for an additional two (2) years after retirement, plus

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The Consolidated Edison Retirement Plan Part II (b)

(ii)	Calculation of “past service”: (x) 1 1⁄2% of O&R Participant’s Annual Compensation as of January 1, 1996, multiplied by (y) the number of Years of Accredited Service prior to January 1, 1996, but not less than

(iii)	the Pension Allowance accrued up to January 1, 1996.

(c) For an O&R Participant who retires after January 1, 2003 and on or before January 1, 2005:

(i)	Calculation of “future service”: 2% of O&R Participant’s Annual Compensation received during his or her Accredited Service for each Year of Accredited Service after December 31, 1997, provided that the amount shall be computed as if Accredited Service had continued and he or she had received Annual Compensation at the rate being paid to him or her immediately prior to retirement for an additional two (2) years after retirement, plus

(ii)	Calculation of “past service”: (x) 1 1⁄2% of O&R Participant’s Annual Compensation as of January 1, 1998, multiplied by (y) the number of Years of Accredited Service prior to January 1, 1998, but not less than

(iii)	the Pension Allowance accrued up to January 1, 1998.

(d) For an O&R Participant who retires after January 1, 2005 and on or before January 1, 2008:

(i)

Calculation of “future service”: 2% of O&R Participant’s Annual Compensation received during his or her Accredited Service for each Year of Accredited Service after December 31, 1999, provided that the amount

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The Consolidated Edison Retirement Plan Part II (b)

shall be computed as if Accredited Service had continued and he or she had received Annual Compensation at the rate being paid to him or her immediately prior to retirement for an additional two (2) years after retirement, plus

(ii)	Calculation of “past service”: (x) 1 1⁄2% of O&R Participant’s Annual Compensation as of January 1, 2000, multiplied by (y) the number of Years of Accredited Service prior to January 1, 2000, but not less than

(iii)	the Pension Allowance accrued up to January 1, 2000.

(e) For an O&R Participant who retires after January 1, 2008 and on or before January 1, 2011:

(i)	Calculation of “future service”: 2% of O&R Participant’s Annual Compensation received during his or her Accredited Service for each Year of Accredited Service after December 31, 2002, provided that the amount shall be computed as if Accredited Service had continued and he or she had received Annual Compensation at the rate being paid to him or her immediately prior to retirement for an additional two (2) years after retirement, plus

(ii)	Calculation of “past service”: (x) 1 1⁄2% of O&R Participant’s Annual Compensation as of January 1, 2003, multiplied by (y) the number of Years of Accredited Service prior to January 1, 2003, but not less than

(iii)	the Pension Allowance accrued up to January 1, 2003.

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The Consolidated Edison Retirement Plan Part II (b)

(f) For an O&R Participant who retires on or after January 1, 2011 and, only for an O&R Hourly Participant who retires on or before January 1, 2014:

(i)	Calculation of “future service”: 2% of O&R Participant’s Annual Compensation received during his or her Accredited Service for each Year of Accredited Service after December 31, 2005, provided that the amount shall be computed as if Accredited Service had continued and he or she had received Annual Compensation at the rate being paid to him or her immediately prior to retirement for an additional two (2) years after retirement, plus

(ii)	Calculation of “past service”: (x) 1 1⁄2% of O&R Participant’s Annual Compensation as of January 1, 2006, multiplied by (y) the number of Years of Accredited Service prior to January 1, 2006, but not less than

(iii)	the Pension Allowance accrued up to January 1, 2006.

(g) For an O&R Hourly Participant who retires on and after January 1, 2014:

(i)	Calculation of “future service”: 2% of O&R Hourly Participant’s Annual Compensation received during his or her Accredited Service for each Year of Accredited Service after December 31, 2008, provided that the amount shall be computed as if Accredited Service had continued and he or she had received Annual Compensation at the rate being paid to him or her immediately prior to retirement for an additional two (2) years after retirement, plus

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The Consolidated Edison Retirement Plan Part II (b)

(ii)	Calculation of “past service”: (x) 1 1⁄2% of O&R Hourly Participant’s Annual Compensation as of January 1, 2009, multiplied by (y) the number of Years of Accredited Service prior to January 1, 2009, but not less than

(iii)	the Pension Allowance accrued up to January 1, 2009.

(h) Solely for purposes of calculating the “future service” benefit of an O&R Participant, Annual Compensation means his or her actual Compensation and does not mean his or her annual rate of compensation.

(i) If greater than the Pension Allowance determined in (a) to (c) above, the Pension Allowance of the O&R Participant will be determined pursuant to Code Section 411 (c)(2)(B) based solely upon the Participant’s Accumulated Contributions.

(j) The Pension Allowance of an employee of the former Orange and Rockland Electric Company who became an O&R Participant as of January 1, 1963 shall be the same as if he or she had been employed at all times by O&R and had become an O&R Participant when first eligible for participation. There shall be deducted from his or her Pension Allowance amounts to which he or she is entitled under Annuity Contract No. 544 of The Equitable Life Assurance Society of the United States which is held by the Trustee in the Trust.

(k) The Pension Allowance of an employee of the former Rockland Gas Co., who became an O&R Participant as of June 30, 1969 shall be the same as if he or she had been employed at all times by O&R and had become an O&R Participant when first eligible for participation, provided that there shall be paid to him or her and deducted from his or her Pension Allowance amounts to which he or she is entitled under Annuity Contract No. 820 of the Equitable Life Assurance Society of the United States which is held by the Trustee in the Trust.

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The Consolidated Edison Retirement Plan Part II (b)

APPENDIX G

Special Pension Adjustment

G.1	Special Pension Adjustment

A.	Effective April 1, 2001, there will be an increase of $50 per month (“Special Pension Adjustment”) in the monthly Pension Allowance payments to those, other than the Participants and Surviving Spouses excluded by reason of paragraph B below, CECONY Management Participants, CECONY Weekly Participants, and the Surviving Spouses of CECONY Management Participants and CECONY Weekly Participants whose Monthly Pension Allowance payment only as of, and in, March 2001 is equal to or less than $1,000 a month.

B.	The Special Pension Allowance shall not be payable to a terminated vested CECONY Participant who is not a Rule of 75 Participant, a Surviving Spouse of a terminated vested CECONY Participant who is not a Rule of 75 Participant, an alternate payee, whether or not the alternate payee is in pay status, or to a non-spouse Beneficiary without regard to the fact that such person may otherwise satisfy the dollar amount.

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The Consolidated Edison Retirement Plan Part II (b)

APPENDIX H

Provisions Applicable to CECONY Participants at

Fossil-Fueled Divested Operations

H.1	Effective Date and Scope of Appendix H

This Appendix H shall be effective as of January 1, 1999 and shall be applied to the determination of benefits payable to CECONY Participants at Divested Operations. For the purpose of this Appendix H, the term “CECONY Participant at Divested Operations” shall mean a CECONY Participant who, as of the date of the divestiture (“Divestiture”), had been assigned to one of CECONY’s fossil fuel electricity generation facilities in New York City (“Divested Operations”), and who remained in the employ of the buyer, or successor thereto, of the Divested Operations (“Divestiture Buyer”) subsequent to CECONY’s Divestiture of such facilities in 1999.

H.2	Treatment of CECONY Participants at Divested Operations

(a) Solely for purposes of determining whether a CECONY Participant at Divested Operations is entitled to apply the favorable actuarial discount factors and early retirement subsidiaries available to a Rule of 75 Participant, the Accredited Service of a CECONY Participant at Divested Operations shall be determined by adding to his or her Accredited Service credited prior to the Divestiture his or her “Post Divestiture Service.” “Post Divestiture Service” means the period of employment with the Divestiture Buyer determined as if the Post Divestiture Service were employment with CECONY, including

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The Consolidated Edison Retirement Plan Part II (b)

the application of Section 3.02 to the Post Divestiture Service. No portion of any Post Divestiture Service shall be taken into account for benefit accrual or computation of the amount of such Employee’s benefit under the Plan. Post Divestiture Service shall not be taken into account for any period after a Participant’s Annuity Starting Date.

(b) A CECONY Participant at Divested Operations who had not earned a nonforfeitable right to one hundred percent (100%) of his or her accrued pension as of the day immediately prior to the Divestiture in accordance with the provisions of Section 4.05(a), shall nonetheless be fully and nonforfeitably vested in one hundred percent (100%) of his or her accrued pension, as of the date of the Divestiture.

(c) For purposes of determining the value of a Participant’s Surviving Spouse’s benefits, the Accredited Service of a CECONY Participant at Divested Operations shall be determined in accordance with the provisions of Section H(2)(a).

(d) For purposes of determining whether a CECONY Participant at Divested Operations has satisfied the conditions requisite for a Disability Pension Allowance under Section 4.06 of the Plan, the Accredited Service of a CECONY Participant at Divested Operations shall be determined by adding to his or her Accredited Service prior to the Divestiture of his or her Post Divestiture Service.

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The Consolidated Edison Retirement Plan Part II (b)

APPENDIX I

Provisions Applicable to O&R Participants

Under O&R’s Pension Protection Program

I.1 Definitions The following words and phrases as used in this Appendix I shall have the meaning indicated below:

(a) “Buyer” shall mean the entity which purchased the Electric Generating Assets, and any other entity which is aggregated with the Buyer under Code Sections 414(b), (c), (m), or (o).

(b) A Production Employee’s termination by the Buyer, O&R, or an affiliated company shall be for “Cause” if (i): he or she is convicted of a crime or engaged in an act of moral turpitude; (ii) he or she breaches any of his or her obligations under any employment agreement governing his or her employment; (iii) he or she is grossly negligent or engages in gross misconduct in the performance of his or her duties for the Buyer; (iv) he or she repeatedly fails to follow written policies or guidelines that have been expressly approved by the Buyer; (v) he or she is discharged as a result of poor or unsatisfactory performance for the Buyer; or (vi) where applicable, he or she breaches any of his or her fiduciary duties as an office or director of the Buyer.

(c) “Divestiture Date” means the effective date of the sale of the Electric Generating Assets.

(d) “Electric Generating Assets” means the electric generating assets of O&R allocated to O&R’s Electric Production Division.

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The Consolidated Edison Retirement Plan Part II (b)

(e) “50/10 Employee” means a Production Employee who (i) will have reached at least age 50 by the last day of the Plan Year in which the Divestiture Date occurs, and (ii) would have had at least 10 years of Vesting Service by the last day of the Plan Year in which the Divestiture Date occurs if his or her employment had continued with O&R until such last day. Notwithstanding the foregoing and except as otherwise provided in Section 3 (f) of this Appendix I, “Limitations of the Program and Special Rules”, a 50/10 Employee shall not include any Production Employee who declines an offer of employment from the Buyer for a position for which he or she had applied.

(f) “40/20 Employee” means a Production Employee who (i) will have reached at least age 40 by the last day of the Plan Year in which the Divestiture Date occurs, and (ii) would have had at least 20 years of Vesting Service by the last day of the Plan Year in which the Divestiture Date occurs if his or her employment had continued with O&R until such last day. Notwithstanding the foregoing and except as otherwise provided in Section 3.f. of this Appendix I, “Limitations of the Program and Special Rules,” a 40/20 Employee shall not include any Production Employee who declines an offer of employment from the Buyer for a position for which he or she had applied.

(g) “Production Employee” shall mean an O&R Employee, other than an O&R Employee who is covered by a collective bargaining agreement (unless included under the terms of a voluntary termination program in which he or she elects to participate and which provides for participation in the Program), who (i) as of the

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The Consolidated Edison Retirement Plan Part II (b)

Divestiture Date is an Employee of the Electric Production Division, and ceases to be employed by, and by action of, O&R, and its Affiliates as a result of the sale of the Electric Generating Assets; (ii) as of the Divestiture Date is not an Employee of the Electric Production Division but provides support to such division, and ceases to be employed on or before December 31, 1999 by, and by action of, O&R and its Affiliates for reasons other than Cause as a result of the sale of the Electric Generating Assets; or (iii) as of a date established under a voluntary termination program created by O&R in connection with the sale of the Electric Generating Assets, is not an Employee of the Electric Production Division but provides support to such division, and ceases to be employed by O&R and its Affiliates as a result of his or her election to terminate employment in connection with such voluntary termination program.

(h) “Program” shall mean the Pension Protection Program, as set forth in this Appendix I, and as amended (if at all) from time to time hereafter. A series of charts to be used in the interpretation of the Program are also set forth in Appendix I.

(i) “Protection Period” shall mean the period which begins on the Divestiture Date and which ends on the fifth anniversary of such Divestiture Date.

I.2 Protections under the Program

(a) 50/10 Employees. If a 50/10 Employee: (i) declines to apply for employment with the Buyer; (ii) applies for, but is not offered, employment with the Buyer (or declines a position which is described in Section 3.f. of this Appendix I or a position for which he or she did not apply); (iii) is hired by the Buyer but is substantially involuntarily terminated prior to his or her Annuity Starting Date by the

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The Consolidated Edison Retirement Plan Part II (b)

Buyer for reasons other than Cause within the Protection Period; or (iv) is hired by the Buyer and remains employed with the Buyer until the end of the Protection Period and does not have an Annuity Starting Date before the end of the Protection Period, he or she shall have 5 years of Vesting Service and 5 years of age added under the Plan to his or her actual Vesting Service and age, respectively, determined as of the Divestiture Date, for purposes of determining his or her eligibility for an early retirement Pension Allowance and for calculating the pre-age 65 early retirement Pension Allowance reduction (if any) but not for purposes of calculating his or her accrued benefit. Notwithstanding the foregoing, a 50/10 Employee described in the preceding sentence who is age 49 as of the Divestiture Date shall be deemed for the purpose of early retirement Pension Allowance eligibility to have retired at age 55, but, as provided in Section 3.6 of this Appendix 1, his or her Pension Allowance cannot commence prior to actual age 55.

A 50/10 Employee who is hired by the Buyer, but who prior to the end of the Protection Period either voluntarily commences receiving Plan benefits while employed by the Buyer or voluntarily terminates employment with the Buyer, shall have his or her eligibility for an early retirement Pension Allowance, and the calculation of the pre-age 65 early retirement Pension Allowance reduction (if applicable) but not the amount of his or her accrued benefit, determined by treating as Vesting Service his or her service with the Buyer from the Divestiture Date until the earlier of his or her Annuity Starting Date or his or her employment termination with the Buyer, and his or her age as of the earlier of such dates. A 50/10 Employee who terminates employment prior to age 55

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The Consolidated Edison Retirement Plan Part II (b)

shall not be eligible for an early retirement Pension Allowance; provided, however, that a 50/10 Employee who voluntarily terminates employment with the Buyer in the calendar year of the Divestiture Date shall be deemed for purposes of early retirement Pension Allowance eligibility and for purposes of the 85-point determination to have terminated employment as of the earlier of his or her Annuity Starting Date or the last day of such calendar year. His or her Pension Allowance cannot commence prior to actual age 55.

In the event that a 50/10 Employee receives a post-Divestiture Date grant of age and service in accordance with the preceding paragraphs of this Section, and elects to commence receipt of his or her benefits under the Plan prior to his or her Normal Retirement Date, the reduction for early commencement shall be computed based upon the greater of (i) his or her actual age at the Annuity Starting Date or (ii) his or her actual age at the Divestiture Date, as increased by the applicable grant of additional age under the Program, as set forth above.

(b) 40/20 Employees A 40/20 Employee who declines to apply for employment with the Buyer, who applies for but is not offered employment by the Buyer (or declines a position which is described in Section 3.f. of this Appendix I or a position for which he or she did not apply), or who is involuntarily terminated by the Buyer for reasons other than Cause within the Protection Period (in each case, a “Covered 40/20 Employee”), and who elects to begin receiving benefits prior to his or her Normal Retirement Date will have the reduction for early commencement, but not his or her accrued benefit calculated using the early retirement Pension Allowance

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The Consolidated Edison Retirement Plan Part II (b)

factors set forth in Section 4.04(c) based upon his or her age as of his or her Annuity Starting Date. Notwithstanding the foregoing, a Covered 40/20 Employee shall have 5 years of Vesting Service and 5 years of age added under the Plan to his or her Vesting Service and age, respectively, determined as of the Divestiture Date, and to the extent that the sum of his or her age and Vesting Service as of the Divestiture Date, as so adjusted, totals at least 85, there shall be no reduction if the Annuity Starting Date precedes the Normal Retirement Date. A 40/20 Employee who is hired by the Buyer and who either voluntarily terminates employment during the Protection Period or remains employed with the Buyer until the end of the Protection Period will not be a Covered 40/20 Employee, and will be eligible only for a vested Pension Allowance determined under Section 4.05(c) without regard to the Program.

(c) Other Production Employees Any Production Employee who is a Participant and has less than 5 years of Vesting Service as of the Divestiture Date, and who was not already 100% vested in accordance with the Change in Control provisions of the Prior Plan, shall be 100% vested under the Plan as of the Divestiture Date and shall be eligible to receive a vested Pension Allowance if they accrue any Accredited Service under the Plan.

I.3 Limitations of the Program and Special Rules

(a) Production Employees’ benefits under the Plan which have accrued as of the Divestiture Date shall not increase thereafter as a result of the Program, nor does the Program affect the amount which is payable to Production Employees commencing at their Normal Retirement Date.

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The Consolidated Edison Retirement Plan Part II (b)

(b) Notwithstanding the Program, no benefits can commence under the Plan to a Production Employee prior to his or her actual attainment of age 55.

(c) The $600 per month supplement described in Section 4.04(c)(iv) shall be available to a Production Employee only if his or her Annuity Starting Date is within the Protection Period and such Production Employee: (i) is at least age 60 but less than age 62 as of his or her Annuity Starting Date; and (ii) in the event of a voluntary termination from the Buyer, is at least age 60 as of the date of such voluntary termination.

(d) No Disability Pension Allowance shall commence to a Production Employee after the Divestiture Date.

(e) Each 50/10 Employee and 40/20 Employee who has not had an Annuity Starting Date shall be eligible for a Spouse’s Pension Allowance under Section 4.08. Such eligibility for a Spouse’s Allowance shall cease upon: (i) voluntary termination from the Buyer within the Protection Period prior to retirement eligibility (for this purpose, a 50/10 Employee who terminates employment with the Buyer in the calendar year of the Divestiture Date shall be treated as retirement eligible if he or she is at least age 55 and has at least 10 years of Vesting Service by the end of such calendar year); or (ii) the end of the Protection Period in the case of a 40/20 Employee who has not voluntarily terminated employment with the Buyer prior to that date. A 50/10 Employee or 40/20 Employee who has not had an Annuity Starting Date but who ceases to be eligible for a Spouse’s Allowance, and any Production Employee who is not a 50/10 Employee or 40/20 Employee and who has not had an Annuity Starting Date, shall be eligible for a vested O&R Participant Spouse’s Allowance under Section 4.08.

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The Consolidated Edison Retirement Plan Part II (b)

(f) For purposes of the Program, a Production Employee shall not be deemed to have been offered employment by the Buyer if he or she declines employment with the Buyer which would require (i) more than a 10% reduction in his or her total compensation (salary plus the target benefit under the Orange and Rockland Utilities, Inc. Annual Team Incentive Plan (“ATIP”)) immediately prior to the Divestiture Date, or (ii) assignment to another geographic location which is more than 50 miles from his or her place of employment immediately prior to the Divestiture Date. Similarly, if a Production Employee accepts an offer of employment with the Buyer, he or she will be deemed to have an involuntary termination of employment during the Protection Period for a reason other than Cause if he or she terminates employment following (i) a reduction in pay to a level more than 10% below his or her total compensation (salary plus the target benefit under the O&R Annual Team Incentive Plan (“ATIP”)) immediately prior to the Divestiture Date, or (ii) reassignment to another location which is more than 50 miles from his or her place of employment immediately prior to the Divestiture Date.

If the Program is included in a voluntary termination program offered by O&R in connection with the sale of the Electric Generating Assets, O&R may elect to provide (on a uniform basis with respect to all Participants to whom such program is offered) that a Participant who terminates employment under such program shall have (i) any grants of age and Vesting Service for early retirement reduction calculation purposes

8

The Consolidated Edison Retirement Plan Part II (b)

added to his or her actual age and Vesting Service as of a date specified in the voluntary termination program, which date is other than the Divestiture Date; and (ii) a five-year, Protection Period which begins on such specified date rather than on the Divestiture Date.

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The Consolidated Edison Retirement Plan Part II (b)

APPENDIX I

ATTACHMENT I

Summary of Pension Allowance to be Provided by

O&R to Employees Affected by the Southern Energy Divestiture

Production Employees will receive their vested accrued Pension Allowance from the Plan based on service and pay up to the Divestiture Date. The Pension Allowance payable under the Plan will be subject to adjustment each year after benefit payments commence by the Pension Benefit Adjustment (PBA) described in Section 11.06 of the Plan.

Production Employees may elect to receive their pension benefits prior to the normal retirement age/date described in the Plan. However, if they do elect to commence their Pension Allowance early, the Pension Allowance will be reduced and/or subsidized as described in the following tables. The following tables summarize the provisions of Appendix I to the Plan; in the event of a conflict, the provisions of

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The Consolidated Edison Retirement Plan Part II (b)

Attachment I.1 Union Employees Hired by Southern Energy

(a)		(b)
Age and VS as of the Divestiture Date	If employee elects to start O&R Pension Allowance at Divestiture Date	If employee elects to start O&R Pension Allowance after Divestiture Date
1. Age 65 (regardless of VS)	100% of AB	100% of AB

2. Age 62+ with 10+ VS	100% AB	AB reduced for age at commencement
• 6%/Yr. Prior to 65
3. Age 60-62 with 10+ VS	100% of AB and $600 supplement to 62	AB reduced for age at commencement
• 6%/Yr. Prior to 65
4. Age 55-59 with 10+ VS	AB reduced for age at commencement:	AB reduced for age at commencement
	• 4%/Yr. Prior to 60	• 6%/Yr. Prior to 65
• no reduction with 85 points

5. Under 55 with 10+ VS	Not applicable	AB reduced for age at commencement
• 6%/Yr. Prior to 65. Benefits cannot begin until age 55
6. Any age with under 10 VS	Not applicable	AB vested regardless if Plan Participant on 8/20/98; any others will not be vested; first available for payment at age 65.

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The Consolidated Edison Retirement Plan Part II (b)

Attachment I.2 Management Employees Hired by Southern Energy

	a.	b.	c.	d.	e.
If employee delays commencement of O&R Benefits until sometime after Divestiture Date
		If employee terminates/ /retires from Southern Energy within 5 years of Divestiture Date		If employee remains employed at Southern Energy more than 5 years after Divestiture Date
Age and VS as of the Divestiture Date	If employee hired by Southern elects to start O&R payments at Divestiture Date	If Southern Energy involuntarily terminates employee	If employee voluntarily terminates from Southern Energy	If employee elects to start O&R pension within 5 years of divestiture	If employee elects to start O&R pension more than 5 years after divestiture
1. Age 50-54 with 10+ VS (Note: benefits cannot in any case begin until actual age 55)	Not applicable

AB reduced by % below based on age/service as of the divestiture with 5 added to age/service:

•      0% if 85 points at commencement (counting points for 5 years after divestiture; i.e., if 75 points at divestiture), otherwise

•      4%/yr. For commencement prior to 60 (reduction based on greater of (i) actual age or (ii) sum of age at divestiture + 5).

AB reduced by % below based on age at commencement:

•      If termination from Southern before 55, 6%/yr. prior to 65

•      If termination from Southern after age 55

•      0% if 85 points at termination (counting points for actual service up to voluntary termination), otherwise

•      4%/yr. For pre-age 60 commencement.

Same as column c, but counting of points stops at commencement.

AB reduced by % below based on age/service as of the divestiture with 5 added to each:

•      0% reduction if 85 points at end of 5-year period, otherwise

•      4%/yr for commencement prior to 60

No $600/mo. Supplement.

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The Consolidated Edison Retirement Plan Part II (b)

Attachment I.2 Management Employees Hired by Southern Energy

	a.	b.	c.	d.	e.
2. Age 40-49 with 20+ VS	Not applicable

AB available between the ages of 55 and 65 adjusted for age at commencement:

•      0% if 85 points at commencement (counting points for 5 years after divestiture; i.e., if 75 points at divestiture), otherwise

•      4%/yr. for commencement prior to 60.

			AB available between the ages of 55 and 65 adjusted for age at commencement: • 6%/yr. for commencement prior to 65.	Not applicable	Same as column c

3. Any age under 50 with 10-19 VS	Not applicable	AB available between the ages of 55 and 65 adjusted for age at commencement: • 6%/yr. prior to 65.	Same as column b	Not applicable	Same as column b

4. Any age with under 10 VS	Not applicable	AB vested at divestiture regardless of service and made available at age 65.	Same as column b	Not applicable	Same as column b.

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The Consolidated Edison Retirement Plan Part II (b)

Management Employees Hired by Southern Energy If employee delays commencement of O&R Benefits until sometime after Divestiture Date
		If employee terminates/ /retires from Southern Energy within 5 years of Divestiture Date		If employee remains employed at Southern Energy more than 5 years after Divestiture Date
Age and VS as of the Divestiture Date	If employee hired by Southern elects to start O&R payments at Divestiture Date	If Southern Energy involuntarily terminates employee	If employee voluntarily terminates from Southern Energy	If employee elects to start O&R pension within 5 years of divestiture	If employee elects to start O&R pension more than 5 years after divestiture

1. Age 65	100% of AB	Same as column a	Same as column a	Same as column a	Same as column a

2. Age 62+ with 10+ VS	100% of AB	Same as column a	Same as column a	Same as column a	Same as column a

3. Age 60-62 with 10+ VS	100% of AB and $600/mo. Supplement up to 62	Same as column a	Same as column a	Same as column a	100% of AB

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The Consolidated Edison Retirement Plan Part II (b)

4. Age 55-59 with 10+ VS	AB reduced for age at commencement: • 0% if 85 points at divestiture, otherwise • 4%/yr. prior to 60. No pension protection coverage if involuntarily terminated later.	Regardless of when benefit commences or points at divestiture: • 100% of AB, and • $600/mo. Supplement to 62 if benefit commences between 60 and 62 within the 5-year protection period.

AB reduced for age at commencement:

•      0% if 85 points at termination (counting points for actual service up to termination), otherwise

•      4%/yr. For commencement prior to 60.

$600/mo. Supplement to 60 if termination occurs after age 60, and if benefits commence at 60-62 within the 5-year protection period.

			Same as column c, but no age or service points after benefits commence, and $600/mo. Supplement to 62 if commencement occurs after age 60 but before age 62.	100% of AB, but not eligible for $600/mo. Supplement.

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The Consolidated Edison Retirement Plan Part II (b)

Attachment I.3 Addendum 1

Chart for Management Employees Affected by Asset Sales

But Not Hired by Southern Energy and not Eligible to Participate in a Voluntary Severance Program

A	B
Age and VS as of the Divestiture Date	Employee Does Not Apply for Employment with Southern, or Applies but is Not Offered Employment
1. Age 65

100% of AB

100% of AB

100% of AB and $600/mo. supplement up to 62.

Regardless of when benefit commences or points at divestiture:

•      100% of AB, and

•      $600/mo. supplement to 62 if benefit commences between 60 and 62 within the 5-year protection period.

Same as column a
2. Age 62+ with 10+ VS	Same of column a
3. Age 60-62 with 10+ VS	Same as column a
4. Age 55-59 with 10+ VS	AB reduced for age at commencement: • 0% if 85 points at divestiture, otherwise • 4%/yr prior to 60.

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The Consolidated Edison Retirement Plan Part II (b)

5. Age 50-54 with 10+ VS (Note: benefits cannot in any case begin until actual age 55)

AB reduced based on age/service as of the divestiture with 5 added to each:

•      0% if 85 points at commencement (counting points for 5 years after divestiture; i.e., if 75 points at divestiture), otherwise

•      4%/yr. for commencement prior to 60 (reduction based on greater of (i) actual age or (ii) sum of age at divestiture + 5).

AB available at age 55+65, but 6%/yr. reduction prior to 65.

6. Age 40-49 with 20+ VS

AB available between the ages of 55 and 65 adjusted for age at commencement:

•      0% if 85 points at commencement (counting points for 5 years after divestiture; i.e., if 75 points at divestiture), otherwise

•      4%/yr. For commencement prior to 60.

AB available at age 55-65, but 6%/yr. reduction prior to 65.

7. Any age under 50 with 10-19 VS	AB available between the ages of 55 and 65 adjusted for age at commencement: • 6%/yr. prior to 65.	Same as column a.

8. Any age with under 10 VS	AB vested at divestiture regardless of service and made available at age 65.	Same as column a.

(a)	No employee described in this Addendum I will be eligible for a disability benefit from the O&R Plan after the Divestiture Date.
(b)	An employee who declines an offer of employment with Southern (except as otherwise provided in footnote 6) will be eligible for a vested Participant Spouse’s Allowance prior to the employee’s Annuity Starting Date, unless coverage is waived. Employees who did not apply for employment with Southern and who are covered under the Pension Protection Program will be treated as actively employed and their spouses will be entitled to a pre-commencement Spouse’s Allowance for which there is no coverage charge; provided, however, that Spouse’s Allowance coverage will cease as of the end of the 5-year protection period in the case of 40/20 employees.

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The Consolidated Edison Retirement Plan Part II (b)

Attachment I.4 Addendum II – Chart for Management and Union Employees

Eligible for a Voluntary Severance Program

Age and ES as of the Employee’s Termination Date

Employee Terminates Employment under Voluntary Severance Program

1. Age 65	100% of AB

2. Age 62+ with 10+ VS	100% of AB

3. Age 60-62 with 10+ VS	100% of AB and $600/mo. Supplement up to 62.

4. Age 55-59 with 10+ VS

Regardless of when benefit commences or points at termination:

•      100% of AB, and

•      $600/mo. Supplement to 62 if benefit commences between 60 and 62 within the 5-year protection period which begins on the date of termination.

5. Age 50-54 with 10+ VS (Note: benefits cannot in any case begin until actual age 55)

AB reduced based on age/service as of the termination with 5 added to each:

•      0% if 85 points at commencement (counting points for 5 years after termination; i.e., if 75 points at termination), otherwise

•      4%/yr. for commencement prior to 60 (reduction based on greater of (i) actual age or (ii) sum of age at termination + 5).

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The Consolidated Edison Retirement Plan Part II (b)

6. Age 40-49 with 20 + VS	AB available between the ages of 55 and 65 adjusted for age at commencement:

• 0% if 85 points at commencement (counting points for 5 years after termination; i.e., if 75 points at divestiture), otherwise • 4%/yr. for commencement prior to 60.

7. Any age under 50 with 10-19 VS	AB available between the ages of 55 and 65 adjusted for age at commencement: • 6%/yr. prior to 65.

8. Any age with under 10 VS	AB vested at termination regardless of service and made available at age 65.

(a)	No Employee described in this Addendum II will be eligible for a disability benefit from the O&R Plan after termination of employment.
(b)	50/10 and 40/20 Employees who terminate employment covered under the VSP will be treated as actively employed and their spouses will be entitled to a pre-commencement Spouse’s Allowance for which there is no coverage charge; provided, however, that Spouse’s Allowance coverage will cease as of the end of the 5-year protection period in the case of 40/20 employees.

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The Consolidated Edison Retirement Plan Part II (b)

APPENDIX J

Provisions Applicable to Affected Indian Point (“IP”) Employees

J.1 Effective Date and Scope of Appendix J

This Appendix J shall not become effective unless and until the closing of the sale of CECONY’s nuclear-fueled electricity generating facilities at Indian Point (“IP”) occurs. This Appendix J shall be applied to the determination of benefits payable to a CECONY Management Participant or CECONY Weekly Participant who, as of the date of the closing of the sale of IP (“IP Divestiture”), had been assigned to IP, and who remains in the employ of the buyer, or successor thereto, of the IP (“Divestiture Buyer”) subsequent to IP Divestiture in 2001 (“Affected IP Employees”).

J.2 Treatment of Affected IP Employee

(a) Solely for purposes of determining whether an Affected IP Employee is entitled to apply the favorable actuarial discount factors and early retirement subsidies available to a Rule of 75 Participant, the Accredited Service of an Affected IP Employee shall be determined by adding to his or her Accredited Service credited prior to the IP Divestiture his or her “Post Divestiture Service.” “Post Divestiture Service” means the period of employment with the Divestiture Buyer determined as if the Post Divestiture Service were employment with CECONY, including the application of Section 3.02 to the Post Divestiture Service, provided, however, that Post Divestiture Service shall not be taken into account for purposes of benefit accrual or computation of the amount of the Affected IP Employee’s benefit under the Plan. Post Divestiture Service shall not be taken into account for any period after a Participant’s Annuity Starting Date.

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The Consolidated Edison Retirement Plan Part II (b)

(b) An Affected IP Employee who had not earned a nonforfeitable right to one hundred percent (100%) of his or her accrued Pension Allowance as of the day immediately prior to the IP Divestiture shall become fully and nonforfeitably vested in one hundred percent (100%) of his or her Pension Allowance as of the date of the IP Divestiture.

(c) For purposes of determining the value of an Affected IP Employee’s Surviving Spouse’s benefits, the Accredited Service of an Affected IP Employee shall be determined in accordance with the provisions of Appendix J, Section J.2(a).

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The Consolidated Edison Retirement Plan Part II (b)

APPENDIX K

Provisions Applicable to CECONY Support Employee re

Voluntary Retirement Incentive—Support Organizations Program

K.1 Effective Date and Scope of Appendix K

Effective July 1, 1999, and notwithstanding any other provision of the Plan, the provisions of this Appendix K shall be applicable and available to those “CECONY Support Employees,” as defined in Appendix K, Section K.2, who meet the eligibility criteria set forth in Section K.3. The provisions of this Appendix K shall be applicable only during the limited period of time and on the other terms and conditions set forth in this Appendix K.

K.2 CECONY Support Employees

The term “CECONY Support Employee” means an Eligible Employee who, as of June 1, 1999, was employed by CECONY in a department that provided support to the Divestiture Operations, as defined in Appendix H. A list of those departments in which CECONY Support Employees were employed as of June 1, 1999 is set forth in Section K 8.

K.3 Eligibility Criteria

A CECONY Support Employee satisfies the eligibility criteria for the Voluntary Retirement Incentive - Support Organizations Program, if, as of December 31, 1999,

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The Consolidated Edison Retirement Plan Part II (b)

she or he or she attained age 53, and the sum of his or her age and Years of Accredited Service, as of August 31, 1999, but projected to December 31, 1999, is seventy-five (75) or more. For the purpose of determining the sum of the CECONY Support Employee’s age and Years of Accredited Service, projected to December 31, 1999, a CECONY Support Employee shall be deemed to have continued in employment with the CECONY until December 31, 1999.

K.4 Retirement under Voluntary Retirement Incentive – Support Organizations Program

A CECONY Support Employee who satisfies the eligibility criteria set forth in Section K.3 and who elects during the period from July 1, 1999 through August 16, 1999, on a form furnished by and filed with CECONY, to accept the retirement incentives described in Section K.5, shall retire with an effective date of September 1, 1999. A CECONY Support Employee’s election to retire shall be revocable until the close of business on the seventh day following the end of the election period, or August 23, 1999. If the CECONY determines that deferral is warranted by business necessity or extraordinary circumstances, CECONY may require a CECONY Support Employee who has made an election in accordance with this Section to defer his or her effective date of retirement until no later than January 1, 2000.

K.5 Special Retirement Benefits under Voluntary Retirement Incentive - Support Organizations

The retirement benefits payable to a CECONY Support Employee who elects to retire, pursuant to Section K.4, under the Voluntary Retirement Incentive - Support Organizations Programs, shall be determined as follows:

(a) For purposes of determining the number of Years of Accredited Service, the CECONY Support Employee’s termination from employment shall be deemed to occur on December 31, 1999.

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The Consolidated Edison Retirement Plan Part II (b)

(b) The CECONY Support Employee’s Final Average Salary or Pay shall be determined as if he or she had remained in employment until December 31, 1999 and his or her Annual Basic Straight Time Compensation had remained unchanged from the rate in effect at July 1, 1999.

(c) For purposes of Appendix F.1.A(b), Section I(b), or Section F.2.A(b), the CECONY Support Employee’s Total Salary shall be determined as if he or she had remained in employment until December 31, 1999 and his or her rate of pay had remained unchanged from the rate in effect on July 1, 1999.

(d) For purposes of Section 4.04(b)(iv), the discount factor in Table A for all ages equal to or greater than age 55 shall be deemed to be 1.000.

(e) In addition to the benefit determined in accordance with subsections (c) and (d) above, the CECONY Support Employee shall receive a special lump sum amount (“Special Lump Sum”) which shall be equal to the sum of:

(i)	33% of his or her Final Average Salary or Pay, plus

(ii)	2% of his or her Final Average Salary or pay multiplied by his or her Years of Accredited Service, provided, however, that Years of Accredited Service in excess of 33 1⁄2 shall not be taken into account.

(f) For purposes of determining the amount of the Special Lump Sum, a CECONY Support Employee’s Years of Accredited Service shall be determined by

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The Consolidated Edison Retirement Plan Part II (b)

deeming his or her date of termination of employment as December 31, 1999. his or her Final Average Salary or Pay shall be determined by taking into account the provisions of Section K.5 subparagraph (b). The Special Lump Sum shall be payable in accordance with the provisions of Section K.5, subparagraph (g).

(g) The CECONY Support Employee may elect to receive the Special Lump Sum in the form of a single lump sum payment payable as soon as practicable after the CECONY Support Employee’s effective date of retirement. If the CECONY Support Employee is married, such election shall be given effect only if his or her spouse provides written consent thereto, on a form furnished by the Plan Administrator and witnessed by a Notary Public. If the CECONY Support Employee does not make the election described in the foregoing sentence, then the Special Lump Sum shall be payable as an annuity in accordance with the provisions of Section K.5 subparagraph (h).

(h) If the Special Lump Sum is payable as an annuity, such annuity shall commence on the same date and be payable in the same form as the CECONY Support Employee’s Pension Allowance determined in accordance with the applicable benefit formula, giving effect to any election by the CECONY Support Employee in accordance with Article 5. The amount of such annuity shall be determined by first converting the Special Lump Sum into an annuity for the life of the CECONY Support Employee, on the basis of the Adjusted IRS Interest Rate and the IRS Mortality Table, and on the basis of the CECONY Support Employee’s age as of January 1, 2000, and then by applying the adjustment factor, if any, applicable to the CECONY Support Employee’s Pension Allowance, pursuant to any election made by the CECONY Support Employee in accordance the provisions of Article 5.

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The Consolidated Edison Retirement Plan Part II (b)

(i) In the event that the actual retirement date of a CECONY Support Employee is deferred, pursuant to Section K.4, then upon his or her actual retirement, his or her retirement benefits shall be determined in accordance with subparagraphs (a) and (b), except that: (i) his or her period of Accredited Service from September 1, 1999 through his or her actual date of retirement shall be added to the Accredited Service otherwise determined in accordance with subparagraph (a); and (ii) subparagraphs (b) and (c) shall be applied by (A) substituting for “December 31, 1999” a date that is later than December 31, 1999 by the same number of months that the CECONY Support Employee’s actual date of retirement is later than September 1, 1999, and (B) by substituting for “July 1, 1999” the earlier of October 1, 1999 or the day next preceding his or her actual date of retirement.

(j) If a CECONY Support Employee whose retirement is deferred pursuant Section K. 4, dies prior to his or her actual date of retirement, any election made by such CECONY Support Employee in accordance with Article 5 shall be given effect in the same manner as if the first day of the month that includes his or her date of death had been his or her Annuity Starting Date, and the Special Lump Sum shall be payable in accordance with the election made by the Employee pursuant to subparagraph (g). If the CECONY Support Employee had elected to receive the Special Lump Sum as a single lump sum payment, then such amount shall be paid to his or her Surviving Spouse, or, if there is no Surviving Spouse, to his or her Beneficiary, or, if there is no Beneficiary, to

26

The Consolidated Edison Retirement Plan Part II (b)

his or her beneficiary under the group term life insurance policy maintained by CECONY at the time of his or her death, on the first day of the month following his or her date of death.

(k) For purposes of the Cost of Living Adjustment provisions and entitlements, Article 11, any CECONY Support Employee whose actual retirement date is deferred until January 1, 2000 and whose Pension Allowance commenced in January 2000 shall be deemed to have had his or her Pension Allowance commenced to be paid prior to December 31, 1999 and shall be entitled to the annual adjustment to be made in April 2000.

K.6 Treatment of Certain Employees Retiring after March 31, 1999 but prior to August 1, 1999

An Eligible Employee of CECONY, who would have been a CECONY Support Employee within the meaning of Section K.1 and who would have satisfied the eligibility criteria set forth in Section K.2, except that he or she retired from the employment of CECONY after March 31, 1999 and prior to August 1, 1999, shall nonetheless be entitled to the retirement incentives described in Section K.5. For purposes of subparagraphs (b) and (c) of Section K.5, the date next preceding his or her actual date of retirement shall be substituted for “July 1, 1999”, and provided, further, however, that any increase in his or her Allowance benefit resulting from the application of subparagraphs (a), (b), (c) or (d), of Section K.5 shall be payable effective September 1, 1999 and, for the purpose of subparagraph (h) of Section K.5, he or she shall be deemed to have commenced to receive his or her Pension Allowance as of September 1, 1999.

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The Consolidated Edison Retirement Plan Part II (b)

K.7 Voluntary Nature of Retirement Incentive; Acceptance and Release

No Employee shall be obligated to accept any retirement incentive, and an Employee’s election to accept the retirement incentive described in this Appendix K shall be purely voluntary. As a condition to an Employee’s receipt of the additional benefits described in this Appendix K, CECONY shall have the right to obtain from the Employee a waiver and or release of claims against CECONY and/or the Plan, based upon or arising out of termination of employment, consistent with the requirements of the federal Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act.

K.8 Support Departments for Purposes of Appendix K

For purposes of this Appendix K, the following departments shall be deemed to have provided support to the Divestiture Operation: Central Services; Finance; Law; Central Public Affairs; Energy Management; and Fossil Power Engineering, Construction and Support.

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The Consolidated Edison Retirement Plan Part II (b)

APPENDIX L

TABLE 1 – O&R PARTICIPANT

ILLUSTRATIVE PENSION BENEFIT ADJUSTMENT CALCULATION ASSUMING

ANNUAL INFLATION EXCEEDS CAP IN LATER YEARS

Retirement Date	1993

Monthly Pension Payment	$2,000

	—Pension		Benefit		Adjustment—
Year	CPI-U (a)	Amount Inflation (b)	Cum. Inflation (c)	PUO Threshold (d)	Excess over Threshold (e)	75% of Cum. Excess Prior Yr. (f)	Cum. 3% Cap (g)	Annual PUO Percent Increases (h)	Cum. PBA (i)	PBA increase Effective June 1 (j)	Monthly Pension Payment (k)

(d-f) (75% x c)(3% Term) (j / k) (Lesser f or g)(dif. Col.k)($2,000 x i)

1992	140.3
1993	144.5	2.99%	2.99%	20%							$2,000.00
1994	149.6	3.55%	6.63%	20%							$2,000.00
1995	155.6	4.01%	10.91%	20%							$2,000.00
1996	161.2	3.60%	14.90%	20%							$2,000.00
1997	168.0	4.22%	19.74%	20%							$2,000.00
1998	172.5	2.60%	22.29%	20%	2.95%		1				$2,000.00

29

The Consolidated Edison Retirement Plan Part II (b)

1999	178.5	3.40%	27.23%	20%	7.23%	2.21%	3.00%	2.01	%(A)	2.01%	40.20	$2,040.20
2000	182.6	2.30%	30.15%	20%	10.15%	5.42%	6.09%	2.61%		5.42%	60.20	$2,100.40
2001	189.0	3.50%	34.71%	20%	14.71%	7.61%	9.27%	1.73%		7.61%	43.00	$2,152.20
2002	195.0	3.17%	30.99%	20%	18.99%	11.05%	12.55%	2.65%		11.03%	60.40	$2,220.40
2003	210.0	7.69%	49.60%	20%	29.60%	14.24%	15.93%	2.30%		14.24%	64.20	$2,284.80
2004	225.0	7.14%	60.37%	20%	40.37%	22.26%	19.41%	5.77%		19.41%	103.40	$2,388.20
2005	205.5	3.00%	45.00%	20%	25.00%	15.64%	19.41%	2.76%		15.64%	61.60	$2,312.80
2006	209.7	3.00%	49.43%	20%	29.43%	10.81%	22.99%	2.74%		18.81%	63.40	$2,376.20
2007	215.9	3.00%	53.91%	20%	33.91%	22.07%	26.60%	2.74%		22.07%	65.20	$2,441.40
2008	222.4	3.00%	50.53%	20%	38.53%	25.43%	30.40%	2.75%		25.43%	67.20	$2,500.60
2009	229.1	3.00%	63.29%	20%	43.29%	20.90%	34.39%	2.77%		28.90%	69.40	$2,578.00
2010	236.0	3.00%	68.18%	20%	40.10%	32.47%	38.42%	2.77%		32.47%	71.40	$2,649.40
2011	243.0	3.00%	73.23%	20%	53.23%	36.14%	42.50%	2.77%		36.14%	73.40	$2,722.00
2012	250.3	3.00%	78.43%	20%	58.43%	39.92%	46.85%	2.78%		39.92%	75.60	$2,798.40
2013	257.8	3.00%	83.70%	20%	63.70%	43.02%	51.26%	2.79%		43.82%	78.00%	$2,876.40

Note:	All calculations performed with Cumulative information. Annual information derived by subtraction.

30

The Consolidated Edison Retirement Plan Part II (b)

TABLE 2 – O&R PARTICIPANT

ILLUSTRATIVE PENSION BENEFIT ADJUSTMENT CALCULATION ASSUMING

ANNUAL INFLATION EXCEEDS CAP IN EARLY YEARS

Retirement Date	1993

Monthly Pension Payment	$2,000

	—Pension		Benefit		Adjustment—
Year	CPI-U (a)	Annual Inflation (b)	Cum. Inflation (c)	PUO Threshold (d)	Excess over Threshold (e)	75% of Cum. Excess Prior Yr. (f)	Cum. 3% Cap (g)	Annual PBA Percent Increases (h)	Cum. PBA (i)	PUA increase Effective June 1 (j)	Monthly Pension Payment (k)

(d-f) (75% X c)(3% Term) (j / k) (Lesser f or g)(dif. Col.k)($2,000 x i)

1992	140.3
1993	144.5	2.99%	2.99%	20%							$2,000.00
1994	140.7	2.91%	5.99%	20%							$2,000.00
1995	152.0	2.22%	8.34%	20%							$2,000.00
1996	156.0	2.43%	11.19%	20%							$2,000.00
1997	162.0	3.05%	15.47%	20%							$2,000.00
1998	165.5	2.16%	17.96%	20%							$2,000.00

31

The Consolidated Edison Retirement Plan Part II (b)

1999	172.0	3.93%	22.59%	20%	2.59%	1					$2,000.00
2000	185.0	7.56%	31.06%	20%	11.86%	1.94%	3.00%	1.94%	1.94%	30.00	$2,038.00
2001	190.0	7.03%	41.15%	20%	21.13%	8.90%	6.09%	4.07%	6.09%	83.00	$2,121.00
2002	210.0	6.06%	49.68%	20%	29.68%	15.05%	9.27%	3.00%	9.27%	63.60	$2,185.40
2003	223.0	6.19%	58.95%	20%	30.95%	22.26%	12.55%	3.00%	12.55%	65.60	$2,251.00
2004	239.0	7.17%	70.35%	20%	50.35%	29.21%	15.93%	3.00%	15.93%	67.60	$2,318.60
2005	253.0	5.86%	80.33%	20%	60.35%	37.76%	19.41%	3.00%	19.41%	69.60	$2,500.20
2006	264.0	4.35%	88.17%	20%	60.17%	45.25%	22.99%	3.00%	22.99%	71.60	$2,459.00
2007	271.0	2.65%	93.16%	20%	73.16%	51.13%	26.60%	3.00%	26.68%	73.80	$2,533.60
2008	279.0	2.95%	98.06%	20%	78.06%	54.07%	30.40%	3.00%	30.40%	76.00	$2,609.60
2009	288.0	3.23%	105.27%	20%	85.27%	59.15%	34.39%	3.00%	34.39%	78.20	$2,687.00
2010	297.0	3.13%	111.69%	20%	91.69%	63.95%	30.42%	3.00%	30.42%	80.00	$2,768.40
2011	305.0	2.69%	117.39%	20%	97.39%	68.77%	42.50%	3.01%	42.50%	85.20	$2,851.60
2012	315.0	3.20%	124.52%	20%	104.52%	73.04%	46.85%	2.99%	46.85%	85.40	$2,937.00
2013	325.0	3.17%	131.65%	20%	111.65%	78.39%	51.26%	3.00%	51.26%	80.70%	$3,025.20

Note:	All calculations performed with Cumulative information. Annual information derived by subtraction.

32

The Consolidated Edison Retirement Plan Part II (b)

TABLE 3 – O&R PARTICIPANT

ILLUSTRATIVE PENSION BENEFIT ADJUSTMENT CALCULATION ASSUMING

ANNUAL INFLATION EXCEEDS CAP IN EARLY YEARS

Retirement Date	1993

Monthly Pension Payment	$2,000

	—Pension		Benefit		Adjustment—
Year	CPI-U (a)	Annual Inflation (b)	Cum. Inflation (c)	PUO Threshold (d)	Excess over Threshold (e)	75% of Cum. Excess Prior Yr. (f)	Cum. 3% Cap (g)	Annual PBA Percent Increases (h)	Cum. PBA (i)	PUA increase Effective June 1 (j)	Monthly Pension Payment (k)

(d-f) (75% X c)(3% Term) (j / k) (Lesser f or g)(dif. Col.k)($2,000 x i)

1992	140.3
1993	144.5	2.99%	2.99%	20%							$2,000.00
1994	149.6	3.53%	6.63%	20%							$2,000.00
1995	155.6	4.01%	10.91%	20%							$2,000.00
1996	161.2	3.60%	14.90%	20%							$2,000.00
1997	160.0	4.22%	19.74%	20%							$2,000.00
1998	172.5	2.68%	22.95%	20%	7.95%		1				$2,000.00

33

The Consolidated Edison Retirement Plan Part II (b)

1999	178.5	3.40%	27.23%	20%	7.23%	2.21%	3.00%	2.01	%(A)	2.01%	40.20	$2,040.20
2000	182.6	2.30%	30.15%	20%	10.15%	5.42%	6.09%	2.61%		5.42%	60.20	$2,100.40
2001	189.0	3.50%	34.71%	20%	14.71%	7.61%	9.27%	1.75%		7.61%	43.00	$2,152.20
2002	195.0	3.17%	38.99%	20%	18.99%	11.03%	12.55%	2.65%		11.03%	60.40	$2,220.40
2003	210.0	7.69%	49.68%	20%	29.60%	14.24%	15.93%	2.30%		14.24%	64.20	$2,284.80
2004	225.0	7.14%	60.37%	20%	40.37%	22.26%	19.41%	5.77%		19.41%	103.40	$2,388.20
2005	245.0	8.89%	74.63%	20%	54.63%	30.28%	22.99%	5.36%		22.99%	71.60	$2,459.80
2006	270.0	10.20%	92.44%	20%	72.44%	40.97%	26.68%	6.67%		26.68%	73.00	$2,533.60
2007	296.0	9.63%	110.98%	20%	90.98%	54.35%	30.40%	7.65%		30.40%	76.00	$2,609.60
2008	315.0	6.42%	124.52%	20%	104.52%	60.24%	34.59%	7.22%		34.39%	78.20	$2,687.80
2009	335.0	6.55%	130.77%	20%	118.77%	78.39%	38.42%	4.01%		38.42%	80.60	$2,768.40
2010	350.0	6.87%	155.17%	20%	135.17%	89.08%	42.50%	4.76%		42.50%	83.70	$2,851.60
2011	379.0	5.87%	170.14%	20%	150.14%	101.37%	46.05%	5.15%		46.05%	85.40	$2,937.00
2012	400.0	5.54%	185.10%	20%	165.10%	112.61%	51.26%	4.40%		51.26%	88.20	$3,025.20
2013	430.0	7.50%	206.49%	20%	186.49%	123.83%	55.80%	4.16%		55.00%	90.80%	$3,116.00

34

The Consolidated Edison Retirement Plan Part II (b)

APPENDIX M

Provisions Applicable to Participants

Employed at the Lakewood Plant

M.1 Effective Date and Scope of Appendix M

This Appendix M shall be effective as of June 1, 2000, the closing date of the acquisition of the natural gas fueled electric generation facility known as the Lakewood Cogeneration Facility (“Lakewood Plant”) by Consolidated Edison Development, Inc. (“CED”).

M.2 Lakewood Participants

For purposes of this Appendix M, the term “Lakewood Participant” means an Eligible Employee who is employed at the Lakewood Plant. A Lakewood Participant shall be a CEI Participant, and shall receive the benefit determined under the formula for a CEI Participant set forth in Article IV of the Plan.

M.3 Benefit Provisions Applicable to Lakewood Participants as of June 1, 2000

Notwithstanding any provision to the contrary, a Lakewood Participant who was employed at the Lakewood Plant as of June 1, 2000 shall be fully and nonforfeitably vested in 100% of his or her Pension Allowance (“Special Lakewood Participant”). Years of service of a Special Lakewood Participant as a Participant in the Pension Plan for Employees of Consumers Power Company shall be counted as Years of Accredited Service for purposes of calculating his or her Pension Allowance under the formula for a CEI Participant.

35

The Consolidated Edison Retirement Plan Part II (b)

APPENDIX N

List Of The Annual Incentive Plans Of The Competitive Energy Businesses

That Have Been Approved By The Plan Administrator

N.1	Annual Incentive Plans that will be deemed Annual Variable Pay Award Plans

Effective as of December 17, 2010, the Plan Administrator approved the following annual incentive plans. Each will be deemed a plan under which an Annual Variable Pay Award is paid. Any award paid from one of the following Participating Employer’s short-term incentive compensation plan must exceed 25% of the Participant’s rate of base annual salary or pay in effect as of January 1 of the Plan Year in which the award is paid.

N.2	The Plans

1.	Con Edison Non-Regulated Subsidiaries Annual Incentive Plan

2.	Annual Executive Incentive Plan for Presidents of the Con Edison CEBs

3.	Con Edison Solutions and Con Edison Energy Commodity Team Incentive Compensation Plan

4.	Con Edison Solutions Sales Incentive Compensation Program for Energy Services

5.	Con Edison Energy & Development Wholesale Supply Team Incentive Plan

6.	Con Edison Development Team Incentive Compensation Plan

7.	Con Edison Solution Solar Sales Incentive Compensation Plan

36